Northern Funds Prospectus

Fund	Ticker	Stock Exchange
Northern Trust US Quality Low Volatility ETF (formerly, FlexShares® US Quality Low Volatility Index Fund)	QLV	NYSE Arca, Inc.
Northern Trust Developed Markets ex-US Quality Low Volatility ETF (formerly, FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund)	QLVD	NYSE Arca, Inc.
Northern Trust Emerging Markets Quality Low Volatility ETF (formerly, FlexShares® Emerging Markets Quality Low Volatility Index Fund)	QLVE	NYSE Arca, Inc.
Northern Trust Morningstar US Market Factor Tilt ETF (formerly, FlexShares® Morningstar US Market Factor Tilt Index Fund)	TILT	Cboe BZX Exchange, Inc.
Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF (formerly, FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund)	TLTD	NYSE Arca, Inc.
Northern Trust Morningstar Emerging Markets Factor Tilt ETF (formerly, FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund)	TLTE	NYSE Arca, Inc.
Northern Trust US Quality Large Cap ETF (formerly, FlexShares® US Quality Large Cap Index Fund)	QLC	Cboe BZX Exchange, Inc.
Northern Trust STOXX® US ESG Select ETF (formerly, FlexShares® STOXX® US ESG Select Index Fund)	ESG	Cboe BZX Exchange, Inc.
Northern Trust STOXX® Global ESG Select ETF (formerly, FlexShares® STOXX® Global ESG Select Index Fund)	ESGG	Cboe BZX Exchange, Inc.
Northern Trust ESG & Climate US Large Cap Core ETF (formerly, FlexShares® ESG & Climate US Large Cap Core Index Fund)	FEUS	NYSE Arca, Inc.
Northern Trust ESG & Climate Developed Markets ex-US Core ETF (formerly, FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund)	FEDM	NYSE Arca, Inc.
Northern Trust Morningstar Global Upstream Natural Resources ETF (formerly, FlexShares® Morningstar Global Upstream Natural Resources Index Fund)	GUNR	NYSE Arca, Inc.
Northern Trust STOXX® Global Broad Infrastructure ETF (formerly, FlexShares® STOXX® Global Broad Infrastructure Index Fund)	NFRA	NYSE Arca, Inc.
Northern Trust Global Quality Real Estate ETF (formerly, FlexShares® Global Quality Real Estate Index Fund)	GQRE	NYSE Arca, Inc.
Northern Trust Quality Dividend ETF (formerly, FlexShares® Quality Dividend Index Fund)	QDF	NYSE Arca, Inc.
Northern Trust Quality Dividend Defensive ETF (formerly, FlexShares® Quality Dividend Defensive Index Fund)	QDEF	NYSE Arca, Inc.
Northern Trust International Quality Dividend ETF (formerly, FlexShares® International Quality Dividend Index Fund)	IQDF	NYSE Arca, Inc.
Northern Trust International Quality Dividend Dynamic ETF (formerly, FlexShares® International Quality Dividend Dynamic Index Fund)	IQDY	NYSE Arca, Inc.

Fund	Ticker	Stock Exchange
Northern Trust iBoxx® 3-Year Target Duration TIPS ETF (formerly, FlexShares® iBoxx® 3-Year Target Duration TIPS Index Fund)	TDTT	NYSE Arca, Inc.
Northern Trust iBoxx® 5-Year Target Duration TIPS ETF (formerly, FlexShares® iBoxx® 5-Year Target Duration TIPS Index Fund)	TDTF	NYSE Arca, Inc.
Northern Trust Disciplined Duration MBS ETF (formerly, FlexShares® Disciplined Duration MBS Index Fund)	MBSD	NYSE Arca, Inc.
Northern Trust Credit-Scored US Corporate Bond ETF (formerly, FlexShares® Credit-Scored US Corporate Bond Index Fund)	SKOR	The Nasdaq Stock Market LLC
Northern Trust Credit-Scored US Long Corporate Bond ETF (formerly, FlexShares® Credit-Scored US Long Corporate Bond Index Fund)	LKOR	Cboe BZX Exchange, Inc.
Northern Trust High Yield Value-Scored Bond ETF (formerly, FlexShares® High Yield Value-Scored Bond Index Fund)	HYGV	NYSE Arca, Inc.
Northern Trust ESG & Climate Investment Grade Corporate Core ETF (formerly, FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund)	FEIG	NYSE Arca, Inc.
Prospectus dated March 1, 2026, As Amended August 17, 2026.
An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, or its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summaries
Northern Trust US Quality Low Volatility ETF
(formerly, FlexShares® US Quality Low Volatility Index Fund)
Ticker: QLV

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Quality Low Volatility IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.08%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.09%
Expense Reimbursement(1)	-0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.08%
(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.08%. This contractual limitation may not be terminated before March 1, 2027 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$8
3 Years	$28
5 Years	$50
10 Years	$114
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is designed to construct a high quality universe of companies, that in aggregate, possess lower overall absolute volatility characteristics relative to the Northern Trust 1250 Index (the “Parent Index”), a float-adjusted market capitalization weighted index of U.S. domiciled large- and mid-capitalization companies. The Underlying Index places an emphasis on a company’s income and capital growth, while also reducing overall volatility of returns relative to the Parent Index.
To derive the Underlying Index, NTI, acting in its capacity as the index provider (the “Index Provider”) ranks all constituents of the Parent Index using a Northern Trust proprietary quality factor. This factor is a quantitative ranking based on: (a) management efficiency (e.g., corporate finance activities); (b) profitability (e.g., reliability and sustainability of financial performance); and (c) cash flow (e.g., cash flow generation). The Index Provider then excludes the lowest quintile of constituents ranked according to the quality factor and uses an optimization process

Northern Trust US Quality Low Volatility ETF (cont.)

to select and weight eligible securities in order to (a) seek to reduce overall portfolio volatility and (b) maximize the overall quality factor relative to the Parent Index. The optimization also includes sector, industry group, style factor, single-security weight, historical beta (i.e., market sensitivity, relative to the Parent Index), liquidity and turnover constraints so that these characteristics of the Underlying Index vary within acceptable bands relative to the Parent Index.
As of December 31, 2025, the Underlying Index was comprised of 108 constituent securities with market capitalizations ranging from $4.0 billion to $4.5 trillion. The Underlying Index is reconstituted quarterly. The Fund generally reconstitutes its portfolio in accordance with the Underlying Index.
 NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on futures contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2025, the Underlying Index was concentrated in the Information Technology sector. The components of the Underlying Index, and the degree to which these components represent certain industries or sectors, may change over time.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile and underperform other asset classes and the general securities markets.
Low Volatility Risk is the risk that although the Underlying Index is designed to have overall volatility that is lower than that of the Parent Index, there is no guarantee it will be successful. Securities or other assets in the Fund’s portfolio may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. The market prices of the securities or other assets in the Fund’s portfolio may fluctuate, sometimes rapidly and unpredictably. The Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have lower overall volatility than the Parent Index. There is also the risk that the Fund may experience volatility greater than that of the Parent Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.

Northern Trust US Quality Low Volatility ETF (cont.)

Quality Factor Risk is the risk that the past performance of companies that have exhibited quality characteristics does not continue or the returns on securities issued by such companies may be less than returns from other styles of investing or the overall stock market. There may be periods when quality investing is out of favor and during which time the Fund's performance may suffer.
Concentration Risk is the risk that, if the Fund is concentrated in a particular industry or group of industries, the Fund is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
•Information Technology Sector Risk is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government scrutiny or regulation, legal action and/or obsolete products or services.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. Such events could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.
Index Risk is the risk that the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, the Underlying Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Additionally, the Fund rebalances and/or reconstitutes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance and/or reconstitution schedule will result in corresponding changes to the Fund’s rebalance and/or reconstitution schedule.
Tracking Error Risk is the risk that the Fund’s performance may vary from the performance of the Underlying Index as a result of creation and redemption activity, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund's ability to adjust its exposure to required levels in order to track its Underlying Index or cause delays in the Underlying Index's rebalancing schedule. During any such delay, it is possible that the Underlying Index, and, in turn, the Fund will deviate from the Underlying Index's stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
Sampling Risk is the risk that the Fund’s use of a representative sampling approach may not work as intended and result in increased tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Underlying Index. Additionally, the use of a representative sampling approach may result in the Fund holding a smaller number of securities than the Underlying Index, and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Partici

Northern Trust US Quality Low Volatility ETF (cont.)

pant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Underlying Index guaranteed. A security included in the Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund’s holdings may not exhibit returns consistent with that characteristic or exposure.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obliga tions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•Futures Contracts Risk is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
•Options Contracts Risk Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.
Mid Cap Stock Risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the

Northern Trust US Quality Low Volatility ETF (cont.)

value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing (A) changes in the Fund’s performance from year to year, (B) how the Fund’s average annual returns compare with those of a broad-based securities market index and one or more style-specific indexes (reflecting the market segments in which the Fund invests), in that order. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting etfs.ntam.northerntrust.com.
Calendar Year Total Returns

For the period shown in the bar chart above:
Best Quarter (6/30/2020): 15.80%
Worst Quarter (3/31/2020): -18.55%
Average Annual Total Returns
(for the periods ended December 31, 2025)
	One Year	Five Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	12.13%	11.35%	11.21%	7/15/2019
After Taxes on Distributions	11.69%	10.93%	10.81%	—
After Taxes on Distributions and Sale of Shares	7.47%	8.97%	8.97%	—
Russell 1000® Index*	17.37%	13.59%	14.99%	—
Northern Trust Quality Low Volatility IndexSM*	12.25%	11.56%	11.44%	—
*
Reflects no deduction for fees, expenses or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day management of the Fund's portfolio. Robert Anstine and Brendan Sullivan, each a Senior Vice President of NTI, have served as Portfolio Managers of the Fund since its inception in July 2019. Volter Bagriy and Lucy Johnston, each a Vice President of NTI, has served as Portfolio Managers of the Fund since March 2024 and March 2025, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with

Northern Trust US Quality Low Volatility ETF (cont.)

the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at etfs.ntam.northerntrust.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Northern Trust Developed Markets ex-US
Quality Low Volatility ETF
(formerly, FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund)
Ticker: QLVD

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Developed Markets ex-US Quality Low Volatility IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.12%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.15%
Expense Reimbursement(1)	-0.03%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.12%
(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.12%. This contractual limitation may not be terminated before March 1, 2027 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$12
3 Years	$45
5 Years	$82
10 Years	$189
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.
Principal Investment Strategies
The Underlying index is designed to construct a high quality universe of companies, that in aggregate, possess lower overall absolute volatility characteristics relative to an eligible developed market universe, excluding the U.S. (the “Eligible Universe”). The Eligible Universe is a subset of the Northern Trust Global Index, where eligible securities are limited to those domiciled in non-U.S. developed market countries and designated as large- and mid-capitalization companies by NTI, acting in its capacity as the index provider (the “Index Provider”). The Underlying Index places an emphasis on a company’s income and capital growth, while also reducing overall volatility of returns relative to the Eligible Universe.
To derive the Underlying Index, the Index Provider ranks all constituents of the Eligible Universe using a Northern Trust proprietary quality factor. This factor is a quantitative ranking based on: (a) management efficiency (e.g., corporate finance activities); (b) profitability (e.g., reliability and sustainability of financial performance); and (c) cash flow (e.g., cash flow generation). The Index Provider then excludes the lowest quintile of constituents ranked accord

Northern Trust Developed Markets ex-US Quality Low Volatility ETF (cont.)

ing to the quality factor and uses an optimization process to select and weight eligible securities in order to (a) seek to reduce overall portfolio volatility and (b) maximize the overall quality factor relative to the Eligible Universe. The optimization also includes sector, industry, country, region, region sector, style factor, single-security weight, historical beta (i.e., market sensitivity, relative to the Eligible Universe), liquidity and turnover constraints so that these characteristics of the Underlying Index vary within acceptable bands relative to the Eligible Universe.
As of December 31, 2025, the Underlying Index was comprised of 169 constituent securities with market capitalizations ranging from $6.8 billion to $421.6 billion. The Underlying Index is reconstituted quarterly. The Fund generally reconstitutes its portfolio in accordance with the Underlying Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts and forward currency contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
From time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular countries or geographic regions. As of December 31, 2025, the Fund focused its investments in Japan and Canada.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile and underperform other asset classes and the general securities markets.
Depositary Receipts Risk Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they

Northern Trust Developed Markets ex-US Quality Low Volatility ETF (cont.)

evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.
Low Volatility Risk is the risk that although the Underlying Index is designed to have overall volatility that is lower than that of the Eligible Universe, there is no guarantee it will be successful. Securities or other assets in the Fund’s portfolio may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. The market prices of the securities or other assets in the Fund’s portfolio may fluctuate, sometimes rapidly and unpredictably. The Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have lower overall volatility than the Eligible Universe. There is also the risk that the Fund may experience volatility greater than that of the Eligible Universe as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.
Quality Factor Risk is the risk that the past performance of companies that have exhibited quality characteristics does not continue or the returns on securities issued by such companies may be less than returns from other styles of investing or the overall stock market. There may be periods when quality investing is out of favor and during which time the Fund's performance may suffer.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with invest ments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
Geographic Risk is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if the Fund’s investments were not so concentrated in such country or region.
•Japan Investment Risk is the risk of investing in securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could negatively impact Japanese issuers. In recent times, Japan’s economic growth rate has remained low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the securities of Japanese companies held by the Fund.
•Canada Investment Risk is the risk that the Fund is particularly sensitive to political, economic and social conditions affecting Canada. The Canadian economy is especially dependent on the demand for, and supply of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources, particularly the production of metals. Any adverse events that affect Canada’s major industries may have a negative impact on the overall Canadian economy and the Fund.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in

Northern Trust Developed Markets ex-US Quality Low Volatility ETF (cont.)

the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. Such events could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.
Index Risk is the risk that the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, the Underlying Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Additionally, the Fund rebalances and/or reconstitutes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance and/or reconstitution schedule will result in corresponding changes to the Fund’s rebalance and/or reconstitution schedule.
Tracking Error Risk is the risk that the Fund’s performance may vary from the performance of the Underlying Index as a result of creation and redemption activity, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund's ability to adjust its exposure to required levels in order to track its Underlying Index or cause delays in the Index's rebalancing schedule. During any such delay, it is possible that the Underlying Index, and, in turn, the Fund will deviate from the Underlying Index's stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
Sampling Risk is the risk that the Fund’s use of a representative sampling approach may not work as intended and result in increased tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Underlying Index. Additionally, the use of a representative sampling approach may result in the Fund holding a smaller number of securities than the Underlying Index, and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened because of its investments in non-U.S. securities.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Underlying Index guaranteed. A security included in the Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund’s holdings may not exhibit returns consistent with that characteristic or exposure.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

Northern Trust Developed Markets ex-US Quality Low Volatility ETF (cont.)

Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•Futures Contracts Risk is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
•Options Contracts Risk Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.
•Forward Foreign Currency Contracts Risk is the risk that, if forward prices increase, a loss will occur to the extent that the agreed upon purchase price of the currency exceeds the price of the currency that was agreed to be sold.
Concentration Risk is the risk that, if the Fund is concentrated in a particular industry or group of industries, the Fund is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
Mid Cap Stock Risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing (A) changes in the Fund’s performance from year to year, (B)

Northern Trust Developed Markets ex-US Quality Low Volatility ETF (cont.)

how the Fund’s average annual returns compare with those of a broad-based securities market index and one or more style-specific indexes (reflecting the market segments in which the Fund invests), in that order. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting etfs.ntam.northerntrust.com.
Calendar Year Total Returns

For the period shown in the bar chart above:
Best Quarter (12/31/2022): 11.68%
Worst Quarter (3/31/2020): -17.11%
Average Annual Total Returns
(for the periods ended December 31, 2025)
	One Year	Five Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	23.56%	6.87%	6.74%	7/15/2019
After Taxes on Distributions	22.59%	6.24%	6.15%	—
After Taxes on Distributions and Sale of Shares	14.40%	5.38%	5.31%	—
MSCI World ex-US Index*	31.85%	9.47%	9.55%	—
Northern Trust Developed Markets ex-US Quality Low Volatility IndexSM*	23.45%	6.98%	6.91%	—
*
Reflects no deduction for fees, expenses or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not rel evant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day management of the Fund's portfolio. Robert Anstine and Brendan Sullivan, each a Senior Vice President of NTI, have served as Portfolio Managers of the Fund since its inception in July 2019. Volter Bagriy, a Vice President of NTI, has served as a Portfolio Manager of the Fund since March 2024.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at etfs.ntam.northerntrust.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.

Northern Trust Developed Markets ex-US Quality Low Volatility ETF (cont.)

Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Northern Trust Emerging Markets
Quality Low Volatility ETF
(formerly, FlexShares® Emerging Markets Quality Low Volatility Index Fund)
Ticker: QLVE

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Emerging Markets Quality Low Volatility IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.18%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.19%
Expense Reimbursement(1)	-0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.18%
(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.18%. This contractual limitation may not be terminated before March 1, 2027 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$18
3 Years	$60
5 Years	$106
10 Years	$242
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is designed to construct a high quality universe of companies, that in aggregate, possess lower overall absolute volatility characteristics relative to an eligible emerging market universe (the “Eligible Universe”). The Eligible Universe is a subset of the Northern Trust Global Index, limited to those securities domiciled in emerging markets and designated as large- and mid-capitalization companies by NTI, acting in its capacity as the index provider (the “Index Provider”). The Underlying Index places an emphasis on a company’s income and capital growth, while also reducing overall volatility of returns relative to the Eligible Universe.
To derive the Underlying Index, the Index Provider ranks all constituents of the Eligible Universe using a Northern Trust proprietary quality factor. This factor is a quantitative ranking based on: (a) management efficiency (e.g., corporate finance activities); (b) profitability (e.g., reliability and sustainability of financial performance); and (c) cash flow (e.g., cash flow generation). The Index Provider then

Northern Trust Emerging Markets Quality Low Volatility ETF (cont.)

excludes the lowest quintile of constituents ranked according to the quality factor and uses an optimization process to select and weight eligible securities in order to (a) seek to reduce overall portfolio volatility and (b) maximize the overall quality factor relative to the Eligible Universe. The optimization also includes sector, industry, country, style factor, single-security weight, historical beta (i.e., market sensitivity, relative to the Eligible Universe), liquidity and turnover constraints so that these characteristics of the Underlying Index vary within acceptable bands relative to the Eligible Universe.
As of December 31, 2025, the Underlying Index was comprised of 155 constituent securities with market capitalizations ranging from $3.7 billion to $1.2 trillion. The Underlying Index is reconstituted quarterly. The Fund generally reconstitutes its portfolio in accordance with the Underlying Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts and forward currency contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
From time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular countries or geographic regions. As of December 31, 2025, the Fund focused its investments in India, China and Taiwan.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile and underperform other asset classes and the general securities markets.
Mid Cap Stock Risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller com

Northern Trust Emerging Markets Quality Low Volatility ETF (cont.)

panies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
Depositary Receipts Risk Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.
Low Volatility Risk is the risk that although the Underlying Index is designed to have overall volatility that is lower than that of the Eligible Universe, there is no guarantee it will be successful. Securities or other assets in the Fund’s portfolio may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. The market prices of the securities or other assets in the Fund’s portfolio may fluctuate, sometimes rapidly and unpredictably. The Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have lower overall volatility than the Eligible Universe. There is also the risk that the Fund may experience volatility greater than that of the Eligible Universe as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.
Quality Factor Risk is the risk that the past performance of companies that have exhibited quality characteristics does not continue or the returns on securities issued by such companies may be less than returns from other styles of investing or the overall stock market. There may be periods when quality investing is out of favor and during which time the Fund's performance may suffer.
Emerging Markets Risk is the risk that emerging markets are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investments than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volumes and greater price volatility than companies in more developed markets. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with invest

Northern Trust Emerging Markets Quality Low Volatility ETF (cont.)

ments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
Geographic Risk is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if the Fund’s investments were not so concentrated in such country or region.
•China Investment Risk is the risk associated with investments in companies located or operating in China, such as nationalization, expropriation, or confiscation of property; lack of willingness or ability of the Chinese government to support the economies and markets of the Greater China region; and considerable degrees of economic, political and social instability. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party or People's Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investors in Chinese markets generally experience difficulties in obtaining information necessary for audits of, investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments due to a lack of publicly available information; and there are generally limited legal remedies for shareholders. Complex geopolitical tensions, internal social unrest or confrontations with other neighboring countries, including military conflicts may disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China's rapid economic growth. As a result, a reduction in spending on Chinese products and services, supply chain diversification or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China's key trading partners may have an adverse impact on the Chinese economy. Additionally, the Public Company Accounting Oversight Board ("PCAOB") has historically had difficulties inspecting audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies. These difficulties may impose significant additional risks associated with investments in China, including with respect to the reliability of the audits and of the information about the Chinese securities or the potential delisting of a U.S.-listed Chinese issuer due to an inability to inspect the issuer's accounting firm. Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Fund.
•India Investment Risk is the risk associated with investments in companies located or operating in India, such as political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets, which may result in higher potential for losses. Specifically, India’s strained relations with neighboring countries like Pakistan and China could result in geopolitical risk that has an adverse impact on the Indian economy and stock market. In addition, the Reserve Bank of India (“RBI”) has imposed limits on foreign ownership of Indian securities, which may limit the amount the Fund can invest in certain types of companies. Further, certain Indian regulatory approvals, including approvals from the Securities and

Northern Trust Emerging Markets Quality Low Volatility ETF (cont.)

Exchange Board of India, the RBI, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before the Fund can make investments in the securities of Indian companies. Capital gains from Indian securities may be subject to local taxation. Indian regulatory or tax requirements may result in increased tracking error.
•Taiwan Investment Risk is the risk of investing in securities of Taiwanese issuers. Specifically, Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries, which may materially affect the Taiwanese economy and its securities market. Investments in securities of Taiwanese companies are subject to Taiwan’s heavy dependence on exports. Reductions in spending on Taiwanese products and services, labor shortages, institution of tariffs or other trade barriers, or a downturn in any of the economies of Taiwan’s key trading partners, including the United States, may have an adverse impact on the Taiwanese economy and the values of Taiwanese companies.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. Such events could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.
Index Risk is the risk that the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, the Underlying Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Additionally, the Fund rebalances and/or reconstitutes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance and/or reconstitution schedule will result in corresponding changes to the Fund’s rebalance and/or reconstitution schedule.
Tracking Error Risk is the risk that the Fund’s performance may vary from the performance of the Underlying Index as a result of creation and redemption activity, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund's ability to adjust its exposure to required levels in order to track its Index or cause delays in the Underlying Index's rebalancing schedule. During any such delay, it is possible that the Underlying Index, and, in turn, the Fund will deviate from the Underlying Index's stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
Sampling Risk is the risk that the Fund’s use of a representative sampling approach may not work as intended and result in increased tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Underlying Index. Additionally, the use of a representative sampling approach may result in the Fund holding a smaller number of securities than the Underlying Index, and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the

Northern Trust Emerging Markets Quality Low Volatility ETF (cont.)

Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened because of its investments in non-U.S. securities.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Underlying Index guaranteed. A security included in the Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund’s holdings may not exhibit returns consistent with that characteristic or exposure.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•Futures Contracts Risk is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
•Options Contracts Risk Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.
•Forward Foreign Currency Contracts Risk is the risk that, if forward prices increase, a loss will occur to the extent that the agreed upon purchase price of the currency exceeds the price of the currency that was agreed to be sold.
Concentration Risk is the risk that, if the Fund is concentrated in a particular industry or group of industries, the Fund is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.

Northern Trust Emerging Markets Quality Low Volatility ETF (cont.)

Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing (A) changes in the Fund’s performance from year to year, (B) how the Fund’s average annual returns compare with those of a broad-based securities market index and one or more style-specific indexes (reflecting the market segments in which the Fund invests), in that order. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting etfs.ntam.northerntrust.com.
Calendar Year Total Returns

For the period shown in the bar chart above:
Best Quarter (6/30/2020): 12.19%
Worst Quarter (3/31/2020): -21.67%
Average Annual Total Returns
(for the periods ended December 31, 2025)
	One Year	Five Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	21.72%	5.20%	5.44%	7/15/2019
After Taxes on Distributions	20.76%	4.70%	4.96%	—
After Taxes on Distributions and Sale of Shares	13.44%	4.14%	4.35%	—
MSCI Emerging Markets Index*	33.57%	4.20%	6.99%	—
Northern Trust Emerging Markets Quality Low Volatility IndexSM*	22.08%	6.10%	6.25%	—
*
Reflects no deduction for fees, expenses or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day management of the Fund's portfolio. Robert Anstine and Brendan Sullivan, each a Senior Vice President of NTI, have served as Portfolio Managers of the Fund since its inception in July 2019. Yair Walny, a Vice President of NTI, has served as a Portfolio Manager of the Fund since March 2024.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with

Northern Trust Emerging Markets Quality Low Volatility ETF (cont.)

the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at etfs.ntam.northerntrust.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Northern Trust Morningstar US Market
Factor Tilt ETF
(formerly, FlexShares® Morningstar US Market Factor Tilt Index Fund)
Ticker: TILT

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® US Market Factor Tilt IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.26%
Expense Reimbursement(1)	-0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.25%
(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.25%. This contractual limitation may not be terminated before March 1, 2027 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$26
3 Years	$83
5 Years	$145
10 Years	$330
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategies
The Morningstar® US Market Factor Tilt IndexSM (the “Underlying Index”) is designed to reflect the performance of the U.S. equity market with increased exposure to size and value factors relative to the Morningstar® US Market Extended Index (the “Parent Index”), a float-adjusted market-capitalization weighted index of large-, mid- and small-capitalization companies in the U.S. A company is generally classified in the U.S. if its primary stock market activities are carried out in the U.S. and it is incorporated in the U.S. or certain U.S. territories. The Underlying Index seeks to achieve increased exposures to size and value factors, or a “factor tilt”, by adjusting the Parent Index’s constituent weights to achieve a slightly greater weight on companies with smaller market capitalizations or lower valuations, as determined by Morningstar, Inc. (the “Index Provider”) pursuant to its index methodology. The Underlying Index is designed to measure the performance of U.S. equity markets with increased exposure toward small-capitalization and value stocks. As of December 31, 2025, the Underlying Index was comprised of 2,101 issues with

Northern Trust Morningstar US Market Factor Tilt ETF (cont.)

market capitalizations ranging from $120.848 million to $4.548 trillion. The Underlying Index is reconstituted on a semi-annual basis and is rebalanced quarterly. The Fund generally reconstitutes and rebalances its portfolio in accordance with the Underlying Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on futures contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is sponsored by the Index Provider, an organization that is independent of the Fund and NTI. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2025, the Underlying Index was concentrated in the Information Technology sector. The components of the Underlying Index, and the degree to which these components represent certain industries or sectors, may change over time.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile and underperform other asset classes and the general securities markets.
Concentration Risk is the risk that, if the Fund is concentrated in a particular industry or group of industries, the Fund is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
•Information Technology Sector Risk is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government scrutiny or regulation, legal action and/or obsolete products or services.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experi

Northern Trust Morningstar US Market Factor Tilt ETF (cont.)

ence increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. Such events could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.
Index Risk is the risk that the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, the Underlying Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Additionally, the Fund rebalances and/or reconstitutes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance and/or reconstitution schedule will result in corresponding changes to the Fund’s rebalance and/or reconstitution schedule.
Tracking Error Risk is the risk that the Fund’s performance may vary from the performance of the Underlying Index as a result of creation and redemption activity, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund's ability to adjust its exposure to required levels in order to track its Underlying Index or cause delays in the Underlying Index's rebalancing schedule. During any such delay, it is possible that the Underlying Index, and, in turn, the Fund will deviate from the Underlying Index's stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
Sampling Risk is the risk that the Fund’s use of a representative sampling approach may not work as intended and result in increased tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Underlying Index. Additionally, the use of a representative sampling approach may result in the Fund holding a smaller number of securities than the Underlying Index, and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.
Value Investing Risk is the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.
Mid and Small Cap Stock Risk is the risk that stocks of mid-sized and smaller companies may be more volatile than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized and small companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Smaller companies may also include micro-capitalization companies. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Underly

Northern Trust Morningstar US Market Factor Tilt ETF (cont.)

ing Index guaranteed. A security included in the Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund's holdings may not exhibit returns consistent with that characteristic or exposure.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•Futures Contracts Risk is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
•Options Contracts Risk Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing (A) changes in the Fund’s performance from year to year, (B) how the Fund’s average annual returns compare with those of a broad-based securities market index and one or more style-specific indexes (reflecting the market segments in which the Fund invests), in that order. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting etfs.ntam.northerntrust.com.

Northern Trust Morningstar US Market Factor Tilt ETF (cont.)

Calendar Year Total Returns

For the periods in the bar chart above:
Best Quarter (6/30/2020): 22.45%
Worst Quarter (3/31/2020): -26.23%
Average Annual Total Returns
(for the periods ended December 31, 2025)
	One Year	Five Year	Ten Year
Before Taxes	16.41%	12.95%	13.25%
After Taxes on Distributions	16.00%	12.53%	12.78%
After Taxes on Distributions and Sale of Shares	9.86%	10.24%	10.94%
Russell 3000 Index*	17.15%	13.15%	14.28%
Morningstar® US Market Factor Tilt IndexSM*	16.75%	13.19%	13.42%
*
Reflects no deduction for fees, expenses or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day manage ment of the Fund's portfolio. Robert Anstine and Brendan Sullivan, each a Senior Vice President of NTI, Alan Aung, a Vice President of NTI, and Aaron Wang, a Second Vice President of NTI, have served as Portfolio Managers of the Fund since October 2013, June 2016, March 2021 and March 2026, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at etfs.ntam.northerntrust.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Northern Trust Morningstar Developed
Markets ex-US Factor Tilt ETF
(formerly, FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund)
Ticker: TLTD

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Developed Markets ex-US Factor Tilt IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.39%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.41%
Expense Reimbursement(1)	-0.02%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.39%
(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.39%. This contractual limitation may not be terminated before March 1, 2027 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$40
3 Years	$130
5 Years	$228
10 Years	$516
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal Investment Strategies
The Morningstar® Developed Markets ex-US Factor Tilt IndexSM (the “Underlying Index”) is designed to reflect the performance of developed equity markets excluding the U.S. with increased exposure to size and value factors relative to the Morningstar® Developed Markets ex-US Index (the “Parent Index”), a float-adjusted market-capitalization weighted index of companies incorporated in developed market countries, excluding the U.S. The Underlying Index seeks to achieve increased exposures to size and value factors, or a “factor tilt”, by adjusting the Parent Index’s constituent weights to achieve a slightly greater weight on companies with smaller market capitalizations or lower valuations, as determined by Morningstar, Inc. (the “Index Provider”), pursuant to its index methodology. The Underlying Index is designed to include companies with enhanced risk-return characteristics relative to the broader developed international equity market by featuring size and value risk premiums, which NTI believes have been historically demonstrated over a full market cycle. As of December 31, 2025, the Underlying Index was comprised

Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF (cont.)

of 2,759 issues with market capitalizations ranging from $405.351 million to $420.029 billion. The Underlying Index is reconstituted on a semi-annual basis and is rebalanced quarterly. The Fund generally reconstitutes and rebalances its portfolio in accordance with the Underlying Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts and forward currency contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is sponsored by the Index Provider, an organization that is independent of the Fund and NTI. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
From time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular countries or geographic regions. As of December 31, 2025, the Fund focused its investments in Japan.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2025, the Underlying Index was concentrated in the Financial sector. The components of the Underlying Index, and the degree to which these components represent certain industries or sectors, may change over time.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile and underperform other asset classes and the general securities markets.
Mid and Small Cap Stock Risk is the risk that stocks of mid-sized and smaller companies may be more volatile than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized and small companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign govern

Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF (cont.)

ments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
Geographic Risk is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if the Fund’s investments were not so concentrated in such country or region.
•Japan Investment Risk is the risk of investing in securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could negatively impact Japanese issuers. In recent times, Japan’s economic growth rate has remained low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the securities of Japanese companies held by the Fund.
Concentration Risk is the risk that, if the Fund is concentrated in a particular industry or group of industries, the Fund is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
•Financial Sector Risk is the risk that the financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.
Depositary Receipts Risk Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a

Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF (cont.)

significant impact on the Fund and its investments. Such events could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.
Index Risk is the risk that the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, the Underlying Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Additionally, the Fund rebalances and/or reconstitutes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance and/or reconstitution schedule will result in corresponding changes to the Fund’s rebalance and/or reconstitution schedule.
Tracking Error Risk is the risk that the Fund’s performance may vary from the performance of the Underlying Index as a result of creation and redemption activity, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund's ability to adjust its exposure to required levels in order to track its Underlying Index or cause delays in the Index's rebalancing schedule. During any such delay, it is possible that the Underlying Index, and, in turn, the Fund will deviate from the Underlying Index's stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
Sampling Risk is the risk that the Fund’s use of a representative sampling approach may not work as intended and result in increased tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Underlying Index. Additionally, the use of a representative sampling approach may result in the Fund holding a smaller number of securities than the Underlying Index, and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.
Value Investing Risk is the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened because of its investments in non-U.S. securities.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Underlying Index guaranteed. A security included in the Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund's holdings may not exhibit returns consistent with that characteristic or exposure.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instru

Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF (cont.)

ments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•Futures Contracts Risk is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
•Options Contracts Risk Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.
•Forward Foreign Currency Contracts Risk is the risk that, if forward prices increase, a loss will occur to the extent that the agreed upon purchase price of the currency exceeds the price of the currency that was agreed to be sold.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing (A) changes in the Fund’s performance from year to year, (B) how the Fund’s average annual returns compare with those of a broad-based securities market index and one or more style-specific indexes (reflecting the market segments in which the Fund invests), in that order. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting etfs.ntam.northerntrust.com.
Calendar Year Total Returns

For the periods in the bar chart above:
Best Quarter (12/31/2020): 18.86%
Worst Quarter (3/31/2020): -27.56%

Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF (cont.)

Average Annual Total Returns
(for the periods ended December 31, 2025)
	One Year	Five Year	Ten Year
Before Taxes	38.59%	10.65%	8.73%
After Taxes on Distributions	37.19%	9.69%	7.87%
After Taxes on Distributions and Sale of Shares	23.40%	8.19%	6.85%
MSCI World ex-USA Index*	31.85%	9.47%	8.55%
MSCI World ex USA Investable Market Index*	32.18%	9.03%	8.47%
Morningstar® Developed Markets ex-US Factor Tilt IndexSM*	39.33%	10.84%	8.84%
*
Reflects no deduction for fees, expenses or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day management of the Fund's portfolio. Robert Anstine and Brendan Sullivan, each a Senior Vice President of NTI, and Volter Bagriy, a Vice President of NTI, have served as Portfolio Managers of the Fund since October 2013, June 2016 and March 2024, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at etfs.ntam.northerntrust.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Northern Trust Morningstar Emerging
Markets Factor Tilt ETF
(formerly, FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund)
Ticker: TLTE

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Emerging Markets Factor Tilt IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.57%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.58%
Expense Reimbursement(1)	-0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.57%
(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.57%. This contractual limitation may not be terminated before March 1, 2027 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$58
3 Years	$185
5 Years	$323
10 Years	$725
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.
Principal Investment Strategies
The Morningstar® Emerging Markets Factor Tilt IndexSM (the “Underlying Index”) is designed to reflect the performance of emerging equity markets with increased exposure to size and value factors relative to the Morningstar® Emerging Markets Index (the “Parent Index”), a float-adjusted market-capitalization weighted index of companies incorporated in emerging-market countries. The Underlying Index seeks to achieve increased exposures to size and value factors, or a “factor tilt”, by adjusting the Parent Index’s constituent weights to achieve a slightly greater weight on companies with smaller market capitalizations or lower valuations, as determined by Morningstar, Inc. (the “Index Provider”), pursuant to its index methodology. The Underlying Index is designed to include companies with enhanced risk-return characteristics relative to the broader emerging equity market by featuring size and value risk premiums, which NTI believes have been historically demonstrated over a full market cycle. As of December 31, 2025, the Underlying Index was comprised of 3,779 issues with market capitalizations ranging from $133.6 mil

Northern Trust Morningstar Emerging Markets Factor Tilt ETF (cont.)

lion to $1.5 trillion. The Underlying Index is reconstituted on a semi-annual basis and is rebalanced quarterly. The Fund generally reconstitutes and rebalances its portfolio in accordance with the Underlying Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts and forward currency contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is sponsored by the Index Provider, an organization that is independent of the Fund and NTI. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
From time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular countries or geographic regions. As of December 31, 2025, the Fund focused its investments in China, Taiwan and South Korea.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile and underperform other asset classes and the general securities markets.
Mid and Small Cap Stock Risk is the risk that stocks of mid-sized and smaller companies may be more volatile than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized and small companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
Emerging Markets Risk is the risk that emerging markets are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investments than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volumes and greater price volatility than companies in more developed markets. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions,

Northern Trust Morningstar Emerging Markets Factor Tilt ETF (cont.)

and may suffer from extreme and volatile debt burdens or inflation rates. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
Geographic Risk is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if the Fund’s investments were not so concentrated in such country or region.
•China Investment Risk is the risk associated with investments in companies located or operating in China, such as nationalization, expropriation, or confiscation of property; lack of willingness or ability of the Chinese government to support the economies and markets of the Greater China region; and considerable degrees of economic, political and social instability. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party or People's Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investors in Chinese markets generally experience difficulties in obtaining information necessary for audits of, investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments due to a lack of publicly available information; and there are generally limited legal remedies for shareholders. Complex geopolitical tensions, internal social unrest or confrontations with other neighboring countries, including military conflicts may disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China's rapid economic growth. As a result, a reduction in spending on Chinese products and services, supply chain diversification or the institution of additional tariffs or other trade barriers, includ

Northern Trust Morningstar Emerging Markets Factor Tilt ETF (cont.)

ing as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China's key trading partners may have an adverse impact on the Chinese economy. Additionally, the Public Company Accounting Oversight Board ("PCAOB") has historically had difficulties inspecting audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies. These difficulties may impose significant additional risks associated with investments in China, including with respect to the reliability of the audits and of the information about the Chinese securities or the potential delisting of a U.S.-listed Chinese issuer due to an inability to inspect the issuer's accounting firm. Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Fund.
•Taiwan Investment Risk is the risk of investing in securities of Taiwanese issuers. Specifically, Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries, which may materially affect the Taiwanese economy and its securities market. Investments in securities of Taiwanese companies are subject to Taiwan’s heavy dependence on exports. Reductions in spending on Taiwanese products and services, labor shortages, institution of tariffs or other trade barriers, or a downturn in any of the economies of Taiwan’s key trading partners, including the United States, may have an adverse impact on the Taiwanese economy and the values of Taiwanese companies.
•South Korea Investment Risk is that risk that South Korean issuers in which the Fund invests may subject the Fund to legal, regulatory, political, currency, security, environmental and economic risks that are specific to South Korea. In addition, economic and political developments of South Korea's neighbors, including escalated tensions involving North Korea and any outbreak of hostilities involving North Korea, or even the threat of an outbreak of hostilities, may have a severe adverse effect on the South Korean economy.
Concentration Risk is the risk that, if the Fund is concentrated in a particular industry or group of industries, the Fund is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
Depositary Receipts Risk Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. Such events could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.

Northern Trust Morningstar Emerging Markets Factor Tilt ETF (cont.)

Index Risk is the risk that the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, the Underlying Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Additionally, the Fund rebalances and/or reconstitutes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance and/or reconstitution schedule will result in corresponding changes to the Fund’s rebalance and/or reconstitution schedule.
Tracking Error Risk is the risk that the Fund’s performance may vary from the performance of the Underlying Index as a result of creation and redemption activity, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund's ability to adjust its exposure to required levels in order to track its Index or cause delays in the Underlying Index's rebalancing schedule. During any such delay, it is possible that the Underlying Index, and, in turn, the Fund will deviate from the Underlying Index's stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
Sampling Risk is the risk that the Fund’s use of a representative sampling approach may not work as intended and result in increased tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Underlying Index. Additionally, the use of a representative sampling approach may result in the Fund holding a smaller number of securities than the Underlying Index, and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.
Value Investing Risk is the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants
(“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened because of its investments in non-U.S. securities.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Underlying Index guaranteed. A security included in the Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund's holdings may not exhibit returns consistent with that characteristic or exposure.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce dispro

Northern Trust Morningstar Emerging Markets Factor Tilt ETF (cont.)

portionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•Futures Contracts Risk is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
•Options Contracts Risk Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.
•Forward Foreign Currency Contracts Risk is the risk that, if forward prices increase, a loss will occur to the extent that the agreed upon purchase price of the currency exceeds the price of the currency that was agreed to be sold.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing (A) changes in the Fund’s performance from year to year, (B) how the Fund’s average annual returns compare with those of a broad-based securities market index and one or more style-specific indexes (reflecting the market segments in which the Fund invests), in that order. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting etfs.ntam.northerntrust.com.
Calendar Year Total Returns

For the periods in the bar chart above:
Best Quarter (12/31/2020): 22.97%
Worst Quarter (3/31/2020): -27.43%

Northern Trust Morningstar Emerging Markets Factor Tilt ETF (cont.)

Average Annual Total Returns
(for the periods ended December 31, 2025)
	One Year	Five Year	Ten Year
Before Taxes	29.57%	5.96%	7.77%
After Taxes on Distributions	28.37%	5.03%	6.99%
After Taxes on Distributions and Sale of Shares	18.24%	4.50%	6.17%
MSCI Emerging Markets Index*	33.57%	4.20%	8.42%
MSCI Emerging Markets Investable Market Index*	31.38%	4.67%	8.37%
Morningstar® Emerging Markets Factor Tilt IndexSM*	29.82%	6.88%	8.62%
*
Reflects no deduction for fees, expenses or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day management of the Fund's portfolio. Robert Anstine and Brendan Sullivan, each a Senior Vice President of NTI, and Volter Bagriy, a Vice President of NTI, have served as Portfolio Managers of the Fund since October 2013, June 2016 and March 2024, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at etfs.ntam.northerntrust.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Northern Trust US Quality Large Cap
ETF
(formerly, FlexShares® US Quality Large Cap Index Fund)
Ticker: QLC

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Quality Large Cap IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.26%
Expense Reimbursement(1)	-0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.25%
(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.25%. This contractual limitation may not be terminated before March 1, 2027 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$26
3 Years	$83
5 Years	$145
10 Years	$330
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater exposure to quality, value and momentum factors relative to a universe of publicly-traded U.S. large-capitalization equity securities. This universe (the “Eligible Universe”) is comprised of the 600 largest companies in the Northern Trust 1250 Index, a float-adjusted market-capitalization weighted index of U.S. companies, as determined by the Index Provider, at the time of reconstitution. The Underlying Index is designed to maximize exposure to the composite of factors (quality, value, and momentum) while minimizing the overall risk of the Underlying Index relative to the Eligible Universe.
To derive the Underlying Index, NTI, acting in its capacity as index provider (the “Index Provider”), ranks all constituents of the Eligible Universe using a Northern Trust proprietary blended multi-factor score. This score is designed to measure companies based on the quantitative assessment of their respective (a) quality (i.e., a factor that

Northern Trust US Quality Large Cap ETF (cont.)

seeks to identify companies that exhibit financial strength and stability relative to the Eligible Universe); (b) value (i.e., a factor reflecting the current worth a company relative to its own historical value, book value or valuation versus peers); and (c) momentum (i.e., a factor that reflects market sentiment and changes in security price over a given time period). The Index Provider then uses an optimization process to select and weight eligible securities in order to maximize the overall blended multi-factor score relative to the Eligible Universe and to manage systematic risk utilizing several constraints. The optimization also includes sector, industry, single-security weight, beta (i.e. market sensitivity, relative to the Eligible Universe), liquidity, constituent and turnover constraints so that these index characteristics vary within acceptable bands relative to the Eligible Universe. The Underlying Index is reconstituted on a quarterly basis. The Fund generally reconstitutes its portfolio in accordance with the Underlying Index. As of December 31, 2025, the Underlying Index was comprised of 170 securities with a market capitalization ranging from $12.4 billion to $4.5 trillion.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
The Fund generally will invest under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of its Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on futures, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2025, the Underlying Index was concentrated in the Information Technology sector. The components of the Underlying Index, and the degree to which these components represent certain industries or sectors, may change over time.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile and underperform other asset classes and the general securities markets.
Concentration Risk is the risk that, if the Fund is concentrated in a particular industry or group of industries, the Fund is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
•Information Technology Sector Risk is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in

Northern Trust US Quality Large Cap ETF (cont.)

other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government scrutiny or regulation, legal action and/or obsolete products or services.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. Such events could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.
Index Risk is the risk that the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, the Underlying Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Additionally, the Fund rebalances and/or reconstitutes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance and/or reconstitution schedule will result in corresponding changes to the Fund’s rebalance and/or reconstitution schedule.
Tracking Error Risk is the risk that the Fund’s performance may vary from the performance of the Underlying Index as a result of creation and redemption activity, trans action costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund's ability to adjust its exposure to required levels in order to track its Underlying Index or cause delays in the Underlying Index's rebalancing schedule. During any such delay, it is possible that the Underlying Index, and, in turn, the Fund will deviate from the Underlying Index's stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
Sampling Risk is the risk that the Fund’s use of a representative sampling approach may not work as intended and result in increased tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Underlying Index. Additionally, the use of a representative sampling approach may result in the Fund holding a smaller number of securities than the Underlying Index, and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.
Momentum Risk is the risk that securities that have had positive momentum compared to other securities may be more volatile than a broad cross-section of securities or that returns on securities that have previously exhibited positive momentum are less than returns on other securities or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments.
Value Investing Risk is the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.
Quality Factor Risk is the risk that the past performance of companies that have exhibited quality characteristics does not continue or the returns on securities issued by such companies may be less than returns from other styles of investing or the overall stock market. There may be periods when quality investing is out of favor and during which time the Fund's performance may suffer.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants

Northern Trust US Quality Large Cap ETF (cont.)

(“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Underlying Index guaranteed. A security included in the Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund's holdings may not exhibit returns consistent with that characteristic or exposure.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•Futures Contracts Risk is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
•Options Contracts Risk Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indica

Northern Trust US Quality Large Cap ETF (cont.)

tion of the risks of investing in the Fund by showing (A) changes in the Fund’s performance from year to year, (B) how the Fund’s average annual returns compare with those of a broad-based securities market index and one or more style-specific indexes (reflecting the market segments in which the Fund invests), in that order. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting etfs.ntam.northerntrust.com.
Calendar Year Total Returns

For the periods in the bar chart above:
Best Quarter (6/30/2020): 20.80%
Worst Quarter (3/31/2020): -21.73%
Average Annual Total Returns
(for the periods ended December 31, 2025)
	One Year	Five Year	TenYear
Before Taxes	23.27%	15.91%	13.71%
After Taxes on Distributions	22.96%	15.58%	13.32%
After Taxes on Distributions and Sale of Shares	13.95%	12.78%	11.40%
S&P 500 Index*	17.88%	14.43%	14.82%
Northern Trust Quality Large Cap IndexSM*	23.66%	16.28%	14.05%
*
Reflects no deduction for fees, expenses or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retire ment plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day management of the Fund's portfolio. Robert Anstine and Brendan Sullivan, each a Senior Vice President of NTI, and Yair Walny and Keith Carroll, each a Vice President of NTI, have served as Portfolio Managers of the Fund since its inception in September 2015, June 2016, March 2024 and March 2025, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at etfs.ntam.northerntrust.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related

Northern Trust US Quality Large Cap ETF (cont.)

companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Northern Trust STOXX® US ESG Select
ETF
(formerly, FlexShares® STOXX® US ESG Select Index Fund)
Ticker: ESG

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the STOXX® USA ESG Select KPIs IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.32%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.33%
Expense Reimbursement(1)	-0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.32%
(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.32%. This contractual limitation may not be terminated before March 1, 2027 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The
Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$33
3 Years	$105
5 Years	$184
10 Years	$417
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, score better with respect to a set of environmental, social and governance (“ESG”) key performance indicators (“KPIs”) relative to the U.S. companies in the STOXX® Global 1800 Index (the “Parent Index”), a float-adjusted market-capitalization weighted index of companies incorporated in the U.S. and in developed international markets. The Underlying Index seeks to display enhanced ESG and risk-return characteristics relative to the broad U.S. large-cap equity market by featuring ESG-related KPIs as determined by STOXX Ltd. (the “Index Provider”).
To derive the Underlying Index, the Index Provider eliminates all non-U.S. companies from the Parent Index. From the Parent Index, the Index Provider also eliminates companies that are non-compliant based on Sustainalytics Global Standards Screening assessment or have certain levels of involvement with the following products, services, or industries: (i) controversial weapons, (ii) small arms, (iii) military contracting, (iv) unconventional oil & gas, (v)

Northern Trust STOXX® US ESG Select ETF (cont.)

thermal coal, (vi) tobacco, and (vii) private prisons. The Index Provider also eliminates companies based on customer incidents controversy ratings. For each remaining company, the KPIs are determined and standardized by industry, and an aggregate ESG score is calculated. The companies with an ESG score lower than the median ESG score within each industry are then dropped from the Underlying Index. The weights of the remaining constituents are then adjusted so that higher scoring ESG companies are assigned greater weights compared to the Parent Index. The maximum weight that can be assigned to a single company is limited to 5% at the time of each index rebalancing or reconstitution. As of December 31, 2025, the Underlying Index consisted of 255 U.S. companies with market capitalizations ranging from $11.2 billion to $4.5 trillion. The Underlying Index is reviewed on a quarterly basis. The Fund generally reconstitutes or rebalances its portfolio in accordance with the Underlying Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on futures contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is sponsored by the Index Provider, an organization that is independent of the Fund and NTI. The Index Provider determines the composition and rela tive weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2025, the Underlying Index was concentrated in the Information Technology sector. The components of the Underlying Index, and the degree to which these components represent certain industries or sectors, may change over time.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
ESG Investment Risk is the risk that because the Index Provider includes and excludes issuers and assigns weights to issuers in the Underlying Index by applying nonfinancial factors, the Fund may underperform the broader equity market or other funds that do or do not use ESG factors, scores, or screens in their securities selection process, or use a different ESG methodology. The ESG methodology of the Underlying Index will affect the Fund’s exposure to certain companies and sectors and may adversely affect the Fund’s performance depending on whether such companies and sectors are in or out of favor. Although the Underlying Index is designed to measure a portfolio of companies with certain ESG characteristics, there is no assurance that every security in the Underlying Index or Fund will have ESG characteristics or that companies that have historically exhibited such characteristics will continue to

Northern Trust STOXX® US ESG Select ETF (cont.)

exhibit such characteristics. There is also the risk that the Fund may have indirect exposure to companies that have been excluded from the Underlying Index through its use of certain derivative instruments.
Currently, there is a lack of common industry standards relating to the development and application of ESG criteria, which may make it difficult to compare the Fund’s principal investment strategies with the investment strategies of other funds that integrate certain ESG criteria. The subjective value that investors may assign to certain types of ESG characteristics may differ substantially from that of the assessment by the Index Provider or a data provider. Investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. A company included in the Underlying Index may not exhibit positive or favorable ESG characteristics. The companies selected by the Index Provider as demonstrating certain ESG characteristics may not be the same companies selected by other index providers or investment managers as exhibiting those characteristics.
The Index Provider relies on various sources of information regarding an issuer, including information that may be based on assumptions and estimates. ESG information from third-party data providers may be incomplete, inaccurate or unavailable. Neither the Fund nor NTI can offer assurances that the Underlying Index’s methodology or sources of information will provide an accurate assessment of the issuers of the securities included in the Fund’s Underlying Index. The Index Provider uses third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. Data can vary across providers or within industries. ESG standards differ by region and industry, and a company’s ESG practices or the Index Provider’s or data providers’ assessment of a company’s ESG practices may change over time. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile and underperform other asset classes and the general securities markets.
Mid Cap Stock Risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
Concentration Risk is the risk that, if the Fund is concentrated in a particular industry or group of industries, the Fund is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
•Information Technology Sector Risk is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government scrutiny or regulation, legal action and/or obsolete products or services.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and

Northern Trust STOXX® US ESG Select ETF (cont.)

pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. Such events could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.
Index Risk is the risk that the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, the Underlying Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Additionally, the Fund rebalances and/or reconstitutes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance and/or reconstitution schedule will result in corresponding changes to the Fund’s rebalance and/or reconstitution schedule.
Tracking Error Risk is the risk that the Fund’s performance may vary from the performance of the Underlying Index as a result of creation and redemption activity, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund's ability to adjust its exposure to required levels in order to track its Index or cause delays in the Underlying Index's rebalancing schedule. During any such delay, it is possible that the Underlying Index, and, in turn, the Fund will deviate from the Underlying Index's stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
Sampling Risk is the risk that the Fund’s use of a representative sampling approach may not work as intended and result in increased tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Underlying Index. Additionally, the use of a representative sampling approach may result in the Fund holding a smaller number of securities than the Underlying Index, and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Underlying Index guaranteed. A security included in the Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund's holdings may not exhibit returns consistent with that characteristic or exposure.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the

Northern Trust STOXX® US ESG Select ETF (cont.)

value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•Futures Contracts Risk is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
•Options Contracts Risk Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing (A) changes in the Fund’s performance from year to year, (B) how the Fund’s average annual returns compare with those of a broad-based securities market index and one or more style-specific indexes (reflecting the market segments in which the Fund invests), in that order. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting etfs.ntam.northerntrust.com.
Calendar Year Total Returns

For the periods in the bar chart above:
Best Quarter (6/30/2020): 21.11%
Worst Quarter (3/31/2020): -19.00%
Average Annual Total Returns
(for the periods ended December 31, 2025)
	One Year	Five Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	15.88%	12.92%	14.54%	7/13/2016
After Taxes on Distributions	15.60%	12.60%	14.15%	—
After Taxes on Distributions and Sale of Shares	9.58%	10.28%	12.11%	—
STOXX® USA ESG Select KPIs IndexSM*/**	15.80%	12.81%	14.16%	—
Russell 1000® Index**	17.37%	13.59%	14.70%	—
*
Formerly known as STOXX® USA ESG Impact IndexSM.
**
Reflects no deduction for fees, expenses or taxes.

Northern Trust STOXX® US ESG Select ETF (cont.)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day management of the Fund's portfolio. Robert Anstine and Brendan Sullivan, each a Senior Vice President of NTI, have served as Portfolio Managers of the Fund since its inception in July 2016. Steven Santiccioli and Michael Gleeman, each a Vice President of NTI, have served as Portfolio Managers of the Fund since March 2021 and March 2025, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at etfs.ntam.northerntrust.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Northern Trust STOXX® Global ESG
Select ETF
(formerly, FlexShares® STOXX® Global ESG Select Index Fund)
Ticker: ESGG

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the STOXX® Global ESG Select KPIs IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.42%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.45%
Expense Reimbursement(1)	-0.03%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.42%
(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.42%. This contractual limitation may not be terminated before March 1, 2027 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$43
3 Years	$141
5 Years	$249
10 Years	$564
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, score better with respect to a set of environmental, social and governance (“ESG”) key performance indicators (“KPIs”) relative to the STOXX® Global 1800 Index (the “Parent Index”), a float-adjusted market-capitalization weighted index of companies incorporated in the U.S. and in developed international markets. The Underlying Index seeks to display enhanced ESG and risk-return characteristics relative to the Parent Index by featuring ESG-related KPIs, as determined by STOXX Ltd. (the “Index Provider”).
To derive the Underlying Index, the Index Provider eliminates companies that are non-compliant based on Sustainalytics Global Standards Screening assessment or have certain levels of involvement with the following products, services, or industries: (i) controversial weapons, (ii) small arms, (iii) military contracting, (iv) unconventional oil & gas, (v) thermal coal, (vi) tobacco, and (vii) private prisons. The Index Provider also eliminates companies based on customer incidents controversy ratings. For each

Northern Trust STOXX® Global ESG Select ETF (cont.)

remaining company, the KPIs are determined and standardized by industry, and an aggregate ESG score is calculated. The companies with an ESG score lower than the median ESG score within each industry are then dropped from the Underlying Index. The weights of the remaining constituents are then adjusted so that higher scoring ESG companies are assigned greater weights compared to the Parent Index. Component weightings may also be adjusted to ensure that the weight representation of each country in the Underlying Index does not vary from that in the STOXX® Global 1800 Index by more than +/-1 percentage point and that the weight of a single company is limited to 5% at the time of each index rebalancing or reconstitution. As of December 31, 2025, the Underlying Index consisted of 856 companies with market capitalizations ranging from $1.9 billion to $4.5 trillion. The Underlying Index is reviewed on a quarterly basis. The Fund generally reconstitutes or rebalances its portfolio in accordance with the Underlying Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts and forward currency contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its
Underlying Index. The Fund may enter into forward foreign currency exchange contracts in order to facilitate local settlements or to protect against currency exposure in connection with their distributions to shareholders. The Fund does not expect to engage in currency transactions for speculative purposes or for purposes of hedging against declines in the value of its assets that are denominated in a foreign currency.
The Underlying Index is sponsored by the Index Provider, an organization that is independent of the Fund and NTI. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
From time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular countries or geographic regions. As of December 31, 2025, the Fund focused its investments in the U.S.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2025, the Underlying Index was concentrated in the Information Technology sector. The components of the Underlying Index, and the degree to which these components represent certain industries or sectors, may change over time.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
ESG Investment Risk is the risk that because the Index Provider includes and excludes issuers and assigns weights to issuers in the Underlying Index by applying nonfinancial

Northern Trust STOXX® Global ESG Select ETF (cont.)

factors, the Fund may underperform the broader equity market or other funds that do or do not use ESG factors, scores, or screens in their securities selection process, or use a different ESG methodology. The ESG methodology of the Underlying Index will affect the Fund’s exposure to certain companies and sectors and may adversely affect the Fund’s performance depending on whether such companies and sectors are in or out of favor. Although the Underlying Index is designed to measure a portfolio of companies with certain ESG characteristics, there is no assurance that every security in the Underlying Index or Fund will have ESG characteristics or that companies that have historically exhibited such characteristics will continue to exhibit such characteristics. There is also the risk that the Fund may have indirect exposure to companies that have been excluded from the Underlying Index through its use of certain derivative instruments.
Currently, there is a lack of common industry standards relating to the development and application of ESG criteria, which may make it difficult to compare the Fund’s principal investment strategies with the investment strategies of other funds that integrate certain ESG criteria. The subjective value that investors may assign to certain types of ESG characteristics may differ substantially from that of the assessment by the Index Provider or a data provider. Investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. A company included in the Underlying Index may not exhibit positive or favorable ESG characteristics. The companies selected by the Index Provider as demonstrating certain ESG characteristics may not be the same companies selected by other index providers or investment managers as exhibiting those characteristics.
The Index Provider relies on various sources of information regarding an issuer, including information that may be based on assumptions and estimates. ESG information from third-party data providers may be incomplete, inaccurate or unavailable. Neither the Fund nor NTI can offer assurances that the Underlying Index’s methodology or sources of information will provide an accurate assessment of the issuers of the securities included in the Fund’s Underlying Index. The Index Provider uses third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. Data can vary across providers or within industries. ESG standards differ by region and industry, and a company’s ESG practices or the Index Provider’s or data providers’ assessment of a company’s ESG practices may change over time. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile and underperform other asset classes and the general securities markets.
Mid Cap Stock Risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
Depositary Receipts Risk Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that

Northern Trust STOXX® Global ESG Select ETF (cont.)

invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
Concentration Risk is the risk that, if the Fund is concentrated in a particular industry or group of industries, the Fund is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
•Information Technology Sector Risk is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government scrutiny or regulation, legal action and/or obsolete products or services.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. Such events could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.
Index Risk is the risk that the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, the Underlying Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Additionally, the Fund rebalances and/or reconstitutes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance and/or reconstitution schedule will result in corresponding changes to the Fund’s rebalance and/or reconstitution schedule.
Tracking Error Risk is the risk that the Fund’s performance may vary from the performance of the Underlying Index as a result of creation and redemption activity, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund's ability to adjust its exposure to required levels in order to track its Index or cause delays in the Underlying Index's rebalancing schedule. During any such delay, it is possible that the Underlying Index, and, in turn, the Fund will deviate from the Underlying Index's stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.

Northern Trust STOXX® Global ESG Select ETF (cont.)

Sampling Risk is the risk that the Fund’s use of a representative sampling approach may not work as intended and result in increased tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Underlying Index. Additionally, the use of a representative sampling approach may result in the Fund holding a smaller number of securities than the Underlying Index, and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened because of its investments in non-U.S. securities.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Underlying Index guaranteed. A security included in the Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund's holdings may not exhibit returns consistent with that characteristic or exposure.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Geographic Risk is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if the Fund’s investments were not so concentrated in such country or region.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•Futures Contracts Risk is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
•Options Contracts Risk Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation

Northern Trust STOXX® Global ESG Select ETF (cont.)

between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.
•Forward Foreign Currency Contracts Risk is the risk that, if forward prices increase, a loss will occur to the extent that the agreed upon purchase price of the currency exceeds the price of the currency that was agreed to be sold.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing (A) changes in the Fund’s performance from year to year, (B) how the Fund’s average annual returns compare with those of a broad-based securities market index and one or more style-specific indexes (reflecting the market segments in which the Fund invests), in that order. Past performance
(before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting etfs.ntam.northerntrust.com.
Calendar Year Total Returns

For the periods in the bar chart above:
Best Quarter (6/30/2020): 18.93%
Worst Quarter (3/31/2020): -19.31%
Average Annual Total Returns
(for the periods ended December 31, 2025)
	One Year	Five Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	23.58%	12.42%	13.22%	7/13/2016
After Taxes on Distributions	23.14%	11.96%	12.74%	—
After Taxes on Distributions and Sale of Shares	14.22%	9.82%	10.90%	—
STOXX® Global ESG Select KPIs IndexSM*/**	23.64%	12.48%	13.27%	—
MSCI World Index**	21.09%	12.15%	12.52%	—
*
Formerly known as STOXX® Global ESG Impact IndexSM.
**
Reflects no deduction for fees, expenses or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.

Northern Trust STOXX® Global ESG Select ETF (cont.)

Management
Investment Adviser and Portfolio Managers. NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day management of the Fund's portfolio. Robert Anstine and Brendan Sullivan, each a Senior Vice President of NTI, have served as Portfolio Managers of the Fund since its inception in July 2016. Yair Walny, a Vice President of NTI, has served as a Portfolio Manager of the Fund since March 2024.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at etfs.ntam.northerntrust.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These pay ments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Northern Trust ESG & Climate US Large
Cap Core ETF
(formerly, FlexShares® ESG & Climate US Large Cap Core Index Fund)
Ticker: FEUS

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust ESG & Climate US Large Cap Core IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.09%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.10%
Expense Reimbursement(1)	-0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.09%
(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.09%. This contractual limitation may not be terminated before March 1, 2027 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$9
3 Years	$31
5 Years	$55
10 Years	$127
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index, administered by NTI in its capacity as index provider (the “Index Provider”), is designed to reflect the performance of a selection of companies that exhibit certain environmental, social and governance (“ESG”) characteristics in the aggregate, while also seeking to provide broad-market, core exposure to publicly-traded U.S. large capitalization equity securities, i.e., the constituents in the Northern Trust 600 IndexSM (the “Eligible Universe”), as measured by their float adjusted market capitalization. The Northern Trust 600 IndexSM is a float-adjusted market-capitalization weighted index of US domiciled companies.
The Underlying Index starts by excluding certain companies from the Eligible Universe that, based on third-party data, are determined to have certain levels of controversial business involvement or behavior, including in tobacco, weaponry, thermal coal, unconventional oil and gas, and for-profit prisons, or to have caused, contributed to or are linked to certain violations of international norms and

Northern Trust ESG & Climate US Large Cap Core ETF (cont.)

standards. Such exclusions are based on percentage of revenue thresholds for certain categories (e.g., those that receive significant revenue from production, retail and distribution of civilian weapons) and categorical exclusions for others (e.g., tobacco producers). The above-described exclusionary screens are applied with each reconstitution of the Underlying Index. The Index Provider may modify this list of excluded companies at any time, at its own discretion.
The Underlying Index next applies an optimization process to minimize variance to the Eligible Universe while also targeting certain ESG characteristics, which is designed to produce an index that, relative to the Eligible Universe: (a) has an aggregate higher scoring of certain ESG characteristics, as measured by the Northern Trust ESG Vector Score (“ESG Vector Score”) described below, (b) improves the carbon risk rating, as measured by certain carbon-related risk metrics, and (c) decreases the weighted average carbon intensity and potential emissions.
The ESG Vector Score is designed to rank companies based on their management of and exposure to material ESG metrics as defined by the Sustainability Accounting Standards Board (“SASB”) Standards. In addition, the Index Provider uses available data from Institutional Shareholder Services ESG Solutions to assess carbon emissions intensity, carbon reserves and a carbon risk rating. Carbon emissions intensity measures (i) direct greenhouse gas emissions from sources controlled or owned by the company (e.g., emissions associated with fuel combustion in boilers, furnaces, or vehicles); and (ii) indirect greenhouse gas emissions associated with the purchase of electricity, steam, heat or cooling against sales by the company. Carbon reserves measure the total estimated greenhouse gas emissions attributable to a company’s fossil fuel reserve assets. The carbon risk rating provides an assessment of a company’s ability to mitigate the risks of transition to a lower carbon economy based on its specific baseline carbon risk exposure.
In the event that metrics or other data used to construct the ESG Vector Score as well as carbon emissions intensity, carbon reserves and/or the carbon risk rating are not available or otherwise deemed unreliable, NTI may make reasonable estimates or otherwise exercise its discretion to implement the optimization process.
Notwithstanding the optimization process, it is possible that the Underlying Index will include (and therefore the Fund could invest in) securities that, individually, have a lower ESG Vector Score, lower carbon risk rating, or higher emissions relative to the weighted average of the Eligible Universe. The optimization process also includes constituent, liquidity, turnover, sector, industry group and weight constraints so that these characteristics in the Underlying Index vary within acceptable bands relative to the Eligible Universe.
As of December 31, 2025, the Underlying Index was comprised of 134 constituents with market capitalizations ranging from $9.4 billion to $4.5 trillion. The Underlying Index will be reconstituted quarterly under normal market conditions. The Fund generally reconstitutes its portfolio in accordance with the Underlying Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on futures contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Northern Trust ESG & Climate US Large Cap Core ETF (cont.)

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The Fund is “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), as amended, and may invest more of its assets in fewer issuers than “diversified” funds.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2025, the Underlying Index was concentrated in the Information Technology sector. The components of the Underlying Index, and the degree to which these components represent certain industries or sectors, may change over time.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
ESG Investment Risk is the risk that because the Index Provider includes and excludes issuers and assigns weights to issuers in the Underlying Index by applying non-financial factors, the Fund may underperform the broader equity market or other funds that do or do not use ESG factors, scores, or screens in their securities selection process, or use a different ESG methodology. The ESG methodology of the Underlying Index will affect the Fund’s exposure to certain companies and sectors and may adversely affect the Fund’s performance depending on whether such companies and sectors are in or out of favor. Although the Underlying Index is designed to measure a portfolio of companies with certain ESG characteristics, there is no assurance that every security in the Underlying Index or Fund will have ESG characteristics or that companies that have historically exhibited such characteristics will continue to exhibit such characteristics. There is also the risk that the Fund may have indirect exposure to companies that have been excluded from the Underlying Index through its use of certain derivative instruments.
Currently, there is a lack of common industry standards relating to the development and application of ESG criteria, which may make it difficult to compare the Fund’s principal investment strategies with the investment strategies of other funds that integrate certain ESG criteria. The subjective value that investors may assign to certain types of ESG characteristics may differ substantially from that of the assessment by the Index Provider or a data provider. Investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. A company included in the Underlying Index may not exhibit positive or favorable ESG characteristics. The companies selected by the Index Provider as demonstrating certain ESG characteristics may not be the same companies selected by other index providers or investment managers as exhibiting those characteristics.
The Index Provider relies on various sources of information regarding an issuer, including information that may be based on assumptions and estimates. ESG information from third-party data providers may be incomplete, inaccurate or unavailable. Neither the Fund nor NTI can offer assurances that the Underlying Index’s methodology or sources of information will provide an accurate assessment of the issuers of the securities included in the Fund’s Underlying Index. The Index Provider uses third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. Data can vary across providers or within industries. ESG standards differ by region and industry, and a company’s ESG practices or the Index Provider’s or data providers’ assessment of a company’s ESG practices may change over time. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile and underperform other asset classes and the general securities markets.

Northern Trust ESG & Climate US Large Cap Core ETF (cont.)

Concentration Risk is the risk that, if the Fund is concentrated in a particular industry or group of industries, the Fund is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
•Information Technology Sector Risk is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government scrutiny or regulation, legal action and/or obsolete products or services.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. Such events could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.
Index Risk is the risk that the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, the Underlying Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Additionally, the Fund rebalances and/or reconstitutes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance and/or reconstitution schedule will result in corresponding changes to the Fund’s rebalance and/or reconstitution schedule.
Tracking Error Risk is the risk that the Fund’s performance may vary from the performance of the Underlying Index as a result of creation and redemption activity, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund's ability to adjust its exposure to required levels in order to track its Underlying Index or cause delays in the Underlying Index's rebalancing schedule. During any such delay, it is possible that the Underlying Index, and, in turn, the Fund will deviate from the Underlying Index's stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
Sampling Risk is the risk that the Fund’s use of a representative sampling approach may not work as intended and result in increased tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Underlying Index. Additionally, the use of a representative sampling approach may result in the Fund holding a smaller number of securities than the Underlying Index, and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing

Northern Trust ESG & Climate US Large Cap Core ETF (cont.)

to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Underlying Index guaranteed. A security included in the Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund's holdings may not exhibit returns consistent with that characteristic or exposure.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•Futures Contracts Risk is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
•Options Contracts Risk Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.
Non-Diversification Risk is the risk that because the Fund is non-diversified and may invest a larger percentage of its assets in the securities of fewer issuers than a diversified fund, the Fund’s performance will be more vulnerable to changes in the market value of a single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing (A) changes in the Fund’s performance from year to year, (B)

Northern Trust ESG & Climate US Large Cap Core ETF (cont.)

how the Fund’s average annual returns compare with those of a broad-based securities market index and one or more style-specific indexes (reflecting the market segments in which the Fund invests), in that order. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting etfs.ntam.northerntrust.com.
Calendar Year Total Returns

For the period shown in the bar chart above:
Best Quarter (12/31/2023): 11.66%
Worst Quarter (6/30/2022): -16.14%
Average Annual Total Returns
(for the periods ended December 31, 2025)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	14.49%	11.20%	9/20/2021
After Taxes on Distributions	14.16%	10.84%	—
After Taxes on Distributions and Sale of Shares	8.75%	8.77%	—
Russell 1000® Index*	17.37%	11.97%
S&P 500 Index*	17.88%	12.78%	—
Northern Trust ESG & Climate US Large Cap Core IndexSM*	14.62%	11.29%	—
*
Reflects no deduction for fees, expenses or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day management of the Fund's portfolio. Robert Anstine, a Senior Vice President of NTI, and Steven Santiccioli, a Vice President of NTI, have served as Portfolio Managers of the Fund since its inception in September 2021. Brendan Sullivan, a Senior Vice President of NTI, and Shivani Shah, a Senior Portfolio Manager and Vice President of NTI, have served as Portfolio Managers of the Fund since March 2024 and March 2025, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at etfs.ntam.northerntrust.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.

Northern Trust ESG & Climate US Large Cap Core ETF (cont.)

Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Northern Trust ESG & Climate Developed
Markets ex-US Core ETF
(formerly, FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund)
Ticker: FEDM

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust ESG & Climate Developed Markets ex-US Core IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.12%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.16%
Expense Reimbursement(1)	-0.04%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.12%
(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.12%. This contractual limitation may not be terminated before March 1, 2027 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$12
3 Years	$47
5 Years	$86
10 Years	$201
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index, administered by NTI in its capacity as index provider (the “Index Provider”), is designed to reflect the performance of a selection of companies that exhibit certain environmental, social and governance (“ESG”) characteristics in the aggregate, while also seeking to provide broad-market, core exposure to publicly traded equity securities issued by companies domiciled in developed market countries, excluding the U.S., i.e., the constituents in the Northern Trust Developed Markets ex-US Large Cap IndexSM (the “Eligible Universe”). The Northern Trust Developed Markets ex-US Large Cap IndexSM is a sub-index of the Northern Trust Global IndexSM, where eligible securities are limited to those of companies that are domiciled in non-U.S. developed market countries and designated as large- or mid-capitalization companies by NTI. As of December 31, 2025, the Index Provider classifies the following as developed market countries outside of the U.S.: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom.

Northern Trust ESG & Climate Developed Markets ex-US Core ETF (cont.)

The Underlying Index starts by excluding certain companies from the Eligible Universe that, based on third-party data, are determined to have certain levels of controversial business involvement or behavior, including in tobacco, weaponry, thermal coal, unconventional oil and gas, and for-profit prisons, or to have caused, contributed to or are linked to certain violations of international norms and standards. Such exclusions are based on percentage of revenue thresholds for certain categories (e.g., those that receive significant revenue from production, retail and distribution of civilian weapons) and categorical exclusions for others (e.g., tobacco producers). The above-described exclusionary screens are applied with each reconstitution of the Underlying Index. The Index Provider may modify this list of excluded companies at any time, at its own discretion.
The Underlying Index next applies an optimization process to minimize variance to the Eligible Universe while also targeting certain ESG characteristics, which is designed to produce an index that, relative to the Eligible Universe: (a) has an aggregate higher scoring of certain ESG characteristics, as measured by the Northern Trust ESG Vector Score (“ESG Vector Score”) described below, (b) improves the carbon risk rating, as measured by certain carbon-related risk metrics, and (c) decreases the weighted average carbon intensity and potential emissions.
The ESG Vector Score is designed to rank companies based on their management of and exposure to material ESG metrics as defined by the Sustainability Accounting Standards Board (“SASB”) Standards. In addition, the Index Provider uses available data from Institutional Shareholder Services ESG Solutions to assess carbon emissions intensity, carbon reserves and a carbon risk rating. Carbon emissions intensity measures (i) direct greenhouse gas emissions from sources controlled or owned by the company (e.g., emissions associated with fuel combustion in boilers, furnaces, or vehicles); and (ii) indirect greenhouse gas emissions associated with the purchase of electricity, steam, heat or cooling against sales by the company. Carbon reserves measure the total estimated greenhouse gas emissions attributable to a company’s fossil fuel reserve assets. The carbon risk rating provides an assessment of a company’s ability to mitigate the risks of transition to a lower carbon economy based on its specific baseline carbon risk exposure.
In the event that metrics or other data used to construct the ESG Vector Score as well as carbon emissions intensity, carbon reserves and/or the carbon risk rating are not available or otherwise deemed unreliable, NTI may make reasonable estimates or otherwise exercise its discretion to implement the optimization process.
Notwithstanding the optimization process, it is possible that the Underlying Index will include (and therefore the Fund could invest in) securities that, individually, have a lower ESG Vector Score, lower carbon risk rating, or higher emissions relative to the weighted average of the Eligible Universe. The optimization process also includes constituent, liquidity, turnover, country, region, sector, industry group and weight constraints so that these characteristics in the Underlying Index vary within acceptable bands relative to the Eligible Universe.
As of December 31, 2025, the Underlying Index was comprised of 219 constituents with market capitalizations ranging from $7.2 billion to $421.6 billion. The Underlying Index is reconstituted quarterly under normal market conditions. The Fund generally reconstitutes its portfolio in accordance with the Underlying Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash

Northern Trust ESG & Climate Developed Markets ex-US Core ETF (cont.)

and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts and forward currency contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index. The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing index futures contracts (also known as “equitization”). This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This futures exposure may or may not match the Fund’s Underlying Index and create indirect exposure to companies that have been excluded from the Underlying Index. The Fund will not invest directly in securities that have been excluded from the Fund’s Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
From time to time the Fund may focus its investments (i.e., invest more than 15% of its total) in one or more particular countries or geographic regions. As of December 31, 2025, the Fund focused its investments in Japan.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2025, the Underlying Index was concentrated in the Financial sector. The components of the Underlying Index, and the degree to which these components represent certain industries or sectors, may change over time.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
ESG Investment Risk is the risk that because the Index Provider includes and excludes issuers and assigns weights to issuers in the Underlying Index by applying non-financial factors, the Fund may underperform the broader equity market or other funds that do or do not use ESG factors, scores, or screens in their securities selection process, or use a different ESG methodology. The ESG methodology of the Underlying Index will affect the Fund’s exposure to certain companies and sectors and may adversely affect the Fund’s performance depending on whether such companies and sectors are in or out of favor. Although the Underlying Index is designed to measure a portfolio of companies with certain ESG characteristics, there is no assurance that every security in the Underlying Index or Fund will have ESG characteristics or that companies that have historically exhibited such characteristics will continue to exhibit such characteristics. There is also the risk that the Fund may have indirect exposure to companies that have been excluded from the Underlying Index through its use of certain derivative instruments.
Currently, there is a lack of common industry standards relating to the development and application of ESG criteria, which may make it difficult to compare the Fund’s principal investment strategies with the investment strategies of other funds that integrate certain ESG criteria. The subjective value that investors may assign to certain types of ESG characteristics may differ substantially from that of the assessment by the Index Provider or a data provider. Investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. A company included in the Underlying Index may not exhibit positive or favorable ESG characteristics. The companies selected by the Index Provider as demonstrating certain ESG characteristics may not be the same companies selected by other index providers or investment managers as exhibiting those characteristics.

Northern Trust ESG & Climate Developed Markets ex-US Core ETF (cont.)

The Index Provider relies on various sources of information regarding an issuer, including information that may be based on assumptions and estimates. ESG information from third-party data providers may be incomplete, inaccurate or unavailable. Neither the Fund nor NTI can offer assurances that the Underlying Index’s methodology or sources of information will provide an accurate assessment of the issuers of the securities included in the Fund’s Underlying Index. The Index Provider uses third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. Data can vary across providers or within industries. ESG standards differ by region and industry, and a company’s ESG practices or the Index Provider’s or data providers’ assessment of a company’s ESG practices may change over time. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
Geographic Risk is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if the Fund’s investments were not so concentrated in such country or region.
•Japan Investment Risk is the risk of investing in securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could negatively impact Japanese issuers. In recent times, Japan’s economic growth rate has remained low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the securities of Japanese companies held by the Fund.
Depositary Receipts Risk Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile and underperform other asset classes and the general securities markets.
Mid Cap Stock Risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established compa

Northern Trust ESG & Climate Developed Markets ex-US Core ETF (cont.)

nies, and may lack sufficient market liquidity. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
Concentration Risk is the risk that, if the Fund is concentrated in a particular industry or group of industries, the Fund is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
•Financial Sector Risk is the risk that the financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. Such events could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.
Index Risk is the risk that the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, the Underlying Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Additionally, the Fund rebalances and/or reconstitutes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance and/or reconstitution schedule will result in corresponding changes to the Fund’s rebalance and/or reconstitution schedule.
Tracking Error Risk is the risk that the Fund’s performance may vary from the performance of the Underlying Index as a result of creation and redemption activity, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund's ability to adjust its exposure to required levels in order to track its Underlying Index or cause delays in the Index's rebalancing schedule. During any such delay, it is possible that the Underlying Index, and, in turn, the Fund will deviate from the Underlying Index's stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
Sampling Risk is the risk that the Fund’s use of a representative sampling approach may not work as intended and result in increased tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Underlying Index. Additionally, the use of a representative sampling approach may result in the Fund holding a smaller number of securities than the Underlying Index, and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemp

Northern Trust ESG & Climate Developed Markets ex-US Core ETF (cont.)

tion transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened because of its investments in non-U.S. securities.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Underlying Index guaranteed. A security included in the Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund’s holdings may not exhibit returns consistent with that characteristic or exposure.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•Forward Foreign Currency Contracts Risk is the risk that, if forward prices increase, a loss will occur to the extent that the agreed upon purchase price of the currency exceeds the price of the currency that was agreed to be sold.
•Futures Contracts Risk is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
•Options Contracts Risk Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of

Northern Trust ESG & Climate Developed Markets ex-US Core ETF (cont.)

the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing (A) changes in the Fund’s performance from year to year, (B) how the Fund’s average annual returns compare with those of a broad-based securities market index and one or more style-specific indexes (reflecting the market segments in which the Fund invests), in that order. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting etfs.ntam.northerntrust.com.
Calendar Year Total Returns

For the period shown in the bar chart above:
Best Quarter (12/31/2022): 15.92%
Worst Quarter (6/30/2022): -14.17%
Average Annual Total Returns
(for the periods ended December 31, 2025)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	27.27%	7.06%	9/20/2021
After Taxes on Distributions	26.26%	6.47%	—
After Taxes on Distributions and Sale of Shares	16.66%	5.50%	—
MSCI World ex-US Index*	31.85%	8.58%	—
Northern Trust ESG & Climate Developed Markets ex-US Core IndexSM*	27.20%	7.03%	—
*
Reflects no deduction for fees, expenses or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day management of the Fund's portfolio. Robert Anstine, a Senior Vice President of NTI, and Alan Aung and Steven Santiccioli, each a Vice President of NTI, have served as Portfolio Managers of the Fund since its inception in September 2021.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market

Northern Trust ESG & Climate Developed Markets ex-US Core ETF (cont.)

through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at etfs.ntam.northerntrust.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Northern Trust Morningstar Global
Upstream Natural Resources ETF
(formerly, FlexShares® Morningstar Global Upstream Natural Resources Index Fund)
Ticker: GUNR

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Global Upstream Natural Resources IndexSM (the “Underlying Index”).
Fees And Expenses Of The Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.46%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.47%
Expense Reimbursement(1)	-0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.46%
(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.46%. This contractual limitation may not be terminated before March 1, 2027 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$47
3 Years	$150
5 Years	$262
10 Years	$590
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is designed to reflect the performance of a selection of equity securities that are traded in or are issued by companies classified as developed or emerging markets (including the U.S.), as determined by Morningstar, Inc. (the “Index Provider”) pursuant to its index methodology. To be eligible for inclusion in the Underlying Index, a security must be issued by a company that has significant economic interests in one of the following natural resource categories: energy, agriculture, precious or industrial metals, timber or water, as determined by the Index Provider pursuant to its index methodology (collectively, the “Natural Resources sector”). Securities determined to be within the Natural Resources sector are then excluded from the Underlying Index if (i) they have an average daily traded value (three-month) of less than $1 million or (ii) for securities within the energy, agriculture or precious or industrial metals categories of the Natural Resources sector, they have a float market capitalization of less than $1 billion, or for securities within the timber or water categories of the Natural Resources sector, they have

Northern Trust Morningstar Global Upstream Natural Resources ETF (cont.)

a float market capitalization of less than $500 million. The largest stocks within each category are targeted for inclusion. Securities within the Underlying Index are then weighted based on their float adjusted market capitalization within each category of the Natural Resources sector, and weight caps are applied to limit exposure to any particular category within the Natural Resources sector, any individual security, the U.S. and emerging markets.
As of December 31, 2025, the Underlying Index was comprised of 120 issues with market capitalizations ranging from $1.777 billion to $1.536 trillion. The Underlying Index is reconstituted on a semi-annual basis and is rebalanced quarterly. The Fund generally rebalances and reconstitutes its portfolio in accordance with the Underlying Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts and forward currency contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is sponsored by the Index Provider, an organization that is independent of the Fund and NTI. The Index Provider determines the composition and rela tive weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
From time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular countries or geographic regions. As of December 31, 2025, the Fund focused its investments in the U.S. and Canada.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2025, the Underlying Index was concentrated in the Natural Resources sector. The components of the Underlying Index, and the degree to which these components represent certain industries or sectors, may change over time.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
Concentration Risk is the risk that, if the Fund is concentrated in a particular industry or group of industries, the Fund is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
•Natural Resources Sector Risk is the risk that the Fund is subject to the risks associated with investment in companies within the Natural Resources sector in addition to the general risk of the stock market. Companies

Northern Trust Morningstar Global Upstream Natural Resources ETF (cont.)

within the Natural Resources sector can be significantly affected by events relating to U.S. and foreign political and economic developments and environmental and other government regulations, as well as other factors including, but not limited to: commodity price volatility, technological developments and natural or man-made disasters. Declines in the demand for, or prices of, natural resources generally would be expected to contribute to declines in the value of the Fund’s equity securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile and underperform other asset classes and the general securities markets.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
Depositary Receipts Risk Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets Risk is the risk that emerging markets are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investments than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volumes and greater price volatility than companies in more developed markets. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

Northern Trust Morningstar Global Upstream Natural Resources ETF (cont.)

Geographic Risk is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if the Fund’s investments were not so concentrated in such country or region.
•Canada Investment Risk is the risk that the Fund is particularly sensitive to political, economic and social conditions affecting Canada. The Canadian economy is especially dependent on the demand for, and supply of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources, particularly the production of metals. Any adverse events that affect Canada’s major industries may have a negative impact on the overall Canadian economy and the Fund.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. Such events could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.
Index Risk is the risk that the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, the Underlying Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Additionally, the Fund rebalances and/or reconstitutes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance and/or reconstitution schedule will result in corresponding changes to the Fund’s rebalance and/or reconstitution schedule.
Tracking Error Risk is the risk that the Fund’s performance may vary from the performance of the Underlying Index as a result of creation and redemption activity, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund's ability to adjust its exposure to required levels in order to track its Index or cause delays in the Underlying Index's rebalancing schedule. During any such delay, it is possible that the Underlying Index, and, in turn, the Fund will deviate from the Underlying Index's stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
Sampling Risk is the risk that the Fund’s use of a representative sampling approach may not work as intended and result in increased tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Underlying Index. Additionally, the use of a representative sampling approach may result in the Fund holding a smaller number of securities than the Underlying Index, and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing

Northern Trust Morningstar Global Upstream Natural Resources ETF (cont.)

to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened because of its investments in non-U.S. securities.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Underlying Index guaranteed. A security included in the Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund's holdings may not exhibit returns consistent with that characteristic or exposure.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•Forward Foreign Currency Contracts Risk is the risk that, if forward prices increase, a loss will occur to the extent that the agreed upon purchase price of the cur rency exceeds the price of the currency that was agreed to be sold.
•Futures Contracts Risk is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
•Options Contracts Risk Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.
Mid and Small Cap Stock Risk is the risk that stocks of mid-sized and smaller companies may be more volatile than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized and small companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.

Northern Trust Morningstar Global Upstream Natural Resources ETF (cont.)

Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing (A) changes in the Fund’s performance from year to year, (B) how the Fund’s average annual returns compare with those of a broad-based securities market index and one or more style-specific indexes (reflecting the market segments in which the Fund invests), in that order. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting etfs.ntam.northerntrust.com.
Calendar Year Total Returns

For the periods shown in the bar chart above:
Best Quarter (6/30/2020): 21.62%
Worst Quarter (3/31/2020): -31.00%
Average Annual Total Returns
(for the periods ended December 31, 2025)
	One Year	Five Year	Ten Year
Before Taxes	29.94%	10.98%	10.92%
After Taxes on Distributions	28.96%	10.03%	10.08%
After Taxes on Distributions and Sale of Shares	18.24%	8.58%	8.84%
MSCI ACWI Index*	22.34%	11.19%	11.72%
S&P Global Natural Resources Index*	28.86%	10.61%	10.38%
Morningstar® Global Upstream Natural Resources IndexSM*	30.78%	11.52%	11.45%
*
Reflects no deduction for fees, expenses or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day management of the Fund's portfolio. Robert Anstine and Brendan Sullivan, each a Senior Vice President of NTI, and Volter Bagriy, a Vice President of NTI, have served as Portfolio Managers of the Fund since October 2013, June 2016 and March 2025, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market

Northern Trust Morningstar Global Upstream Natural Resources ETF (cont.)

through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at etfs.ntam.northerntrust.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Northern Trust STOXX® Global Broad
Infrastructure ETF
(formerly, FlexShares® STOXX® Global Broad Infrastructure Index Fund)
Ticker: NFRA

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the STOXX® Global Broad Infrastructure Index (the “Underlying Index”).
Fees And Expenses Of The Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.48%
Expense Reimbursement(1)	-0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.47%
(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.47%. This contractual limitation may not be terminated before March 1, 2027 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$48
3 Years	$153
5 Years	$268
10 Years	$603
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, offer broad exposure to publicly traded developed- and emerging-market infrastructure companies, including U.S. companies, as defined by STOXX Ltd. (the “Index Provider”) pursuant to its index methodology. In addition, NTI believes that the companies in the Underlying Index have the potential to generate income through dividend and other payments received.
To be eligible for inclusion in the Underlying Index, companies must generate at least 50% of their respective revenues from the ownership, development, construction, financing or operation of infrastructure-related assets in the following five supersector groups (the “Infrastructure Sectors”): (i) communication (i.e., cable and satellite, data centers, wireless, wireless towers and wireline); (ii) energy (i.e., energy utilities and mid-stream energy); (iii) government outsourcing/social (i.e., correctional facilities, hospitals and postal services); (iv) transportation (i.e., air trans

Northern Trust STOXX® Global Broad Infrastructure ETF (cont.)

portation, passenger transportation, rail transportation, road transportation and water transportation); and (v) utilities (i.e., waste management and water utilities). Securities must also meet a certain minimum liquidity criteria: 3-month average daily trading volume (ADTV) greater than one million USD. Eligible securities are then selected based on largest free-float adjusted market capitalization, with a maximum of 40 securities from each supersector group and with a cap on the number of constituent securities among the sector groups of each supersector group. To prevent companies, supersectors and countries from dominating the portfolio, the Underlying Index also includes constituent, supersector and country weight caps (“Weight Caps”). Constituents of the Underlying Index may include common and preferred stocks, publicly-traded units of master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”).
As of December 31, 2025, the Underlying Index was comprised of 170 issues with market capitalizations ranging from $178.5 million to $176.1 billion. The Underlying Index is reconstituted on an annual basis and the Weight Caps are applied on a quarterly basis. The Fund generally reconstitutes or otherwise modifies its portfolio in accordance with the Underlying Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary
Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts and forward currency contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is sponsored by the Index Provider, an organization that is independent of the Fund and NTI. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
From time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular countries or geographic regions. As of December 31, 2025, the Fund focused its investments in the U.S.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2025, the Underlying Index was concentrated in the Infrastructure Sectors. The components of the Underlying Index, and the degree to which these components represent certain industries or sectors, may change over time.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile

Northern Trust STOXX® Global Broad Infrastructure ETF (cont.)

and underperform other asset classes and the general securities markets.
Mid Cap Stock Risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
REIT Risk is the risk that the Fund’s investments may be affected by factors affecting REITs and the real estate sector generally. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. REITs may have limited financial resources, may trade less frequently and in lower volume, engage in dilutive offerings or become more volatile than other securities. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemption from registration under the Investment Company Act of 1940.
MLP Risk is the risk that accompanies an investment in MLP units. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors, such as the Fund, than investments in a corporation. An investor in an MLP normally would not be liable for the debts of the MLP beyond the amount that the investor has contributed but may not be shielded from liability to the same extent that a shareholder of a corporation would be. MLPs are also subject to risks related to potential conflicts of interest between the MLP and the MLP’s general partner and cash flow risks. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. MLPs may also be sensitive to changes in interest rates and during periods of interest rate volatility, limited capital markets access and/or low commodities pricing and may not provide attractive returns.
MLP Tax Risk. An MLP is a public limited partnership or limited liability company taxed as a partnership under the Internal Revenue Code of 1986. MLPs taxed as partnerships do not pay U.S. federal income tax at the partnership level, subject to the application of certain partnership audit rules. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being classified as a corporation for U.S. federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and, as a result, could result in a reduction of the value of the Fund’s investment (and the Fund), and, consequently, lower income.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.

Northern Trust STOXX® Global Broad Infrastructure ETF (cont.)

Emerging Markets Risk is the risk that emerging markets are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investments than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volumes and greater price volatility than companies in more developed markets. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
Depositary Receipts Risk. Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.
Geographic Risk is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if the Fund’s investments were not so concentrated in such country or region.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. Such events could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.
Index Risk is the risk that the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, the Underlying Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Additionally, the Fund rebalances and/or reconstitutes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying

Northern Trust STOXX® Global Broad Infrastructure ETF (cont.)

Index’s rebalance and/or reconstitution schedule will result in corresponding changes to the Fund’s rebalance and/or reconstitution schedule.
Tracking Error Risk is the risk that the Fund’s performance may vary from the performance of the Underlying Index as a result of creation and redemption activity, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund's ability to adjust its exposure to required levels in order to track its Index or cause delays in the Underlying Index's rebalancing schedule. During any such delay, it is possible that the Underlying Index, and, in turn, the Fund will deviate from the Underlying Index's stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
Sampling Risk is the risk that the Fund’s use of a representative sampling approach may not work as intended and result in increased tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Underlying Index. Additionally, the use of a representative sampling approach may result in the Fund holding a smaller number of securities than the Underlying Index, and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened because of its investments in non-U.S. securities.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Underlying Index guaranteed. A security included in the Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund's holdings may not exhibit returns consistent with that characteristic or exposure.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Concentration Risk is the risk that, if the Fund is concentrated in a particular industry or group of industries, the Fund is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
•Infrastructure-Related Companies Risk is the risk that the Fund is subject to the risks associated with investment in infrastructure-related companies in addition to the general risk of the stock market. Risks associated with infrastructure-related companies include: (a) realized revenue volume may be significantly lower than projected and/or there will be cost overruns; (b) infrastructure project sponsors will alter their terms making a project no longer economical; (c) macroeconomic factors such as low gross domestic product (“GDP”) growth or high nominal interest rates will raise the average cost of infrastructure funding; (d) government

Northern Trust STOXX® Global Broad Infrastructure ETF (cont.)

regulation may affect rates charged to infrastructure customers; (e) government budgetary constraints will impact infrastructure projects; (f) special tariffs will be imposed; and (g) changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, a natural disaster, changes in market sentiment towards infrastructure and terrorist acts. Any of these events could cause the value of the Fund’s or Underlying Fund’s investments in infrastructure-related companies to decline.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•Forward Foreign Currency Contracts Risk is the risk that, if forward prices increase, a loss will occur to the extent that the agreed upon purchase price of the currency exceeds the price of the currency that was agreed to be sold.
•Options Contracts Risk Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.
•Futures Contracts Risk is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
Interest Rate Risk is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors’ collective perceptions of future earnings, the value of the Fund may decline when investors anticipate or experience rising interest rates.
In general, securities with longer maturities or durations are more sensitive to interest rate changes. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a low or negative yield and a decline in the Fund’s NAV. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that

Northern Trust STOXX® Global Broad Infrastructure ETF (cont.)

trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing (A) changes in the Fund’s performance from year to year, (B) how the Fund’s average annual returns compare with those of a broad-based securities market index and one or more style-specific indexes (reflecting the market segments in which the Fund invests), in that order. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting etfs.ntam.northerntrust.com.
Calendar Year Total Returns

For the period shown in the bar chart above:
Best Quarter (3/31/2019): 13.57%
Worst Quarter (3/31/2020): -19.69%
Average Annual Total Returns
(for the periods ended December 31, 2025)
	One Year	Five Year	Ten Year
Before Taxes	18.12%	5.85%	7.13%
After Taxes on Distributions	15.78%	4.87%	6.27%
After Taxes on Distributions and Sale of Shares	11.16%	4.34%	5.53%
MSCI ACWI Index*	22.34%	11.19%	11.72%
S&P Global Infrastructure NR Index*	21.54%	10.02%	8.47%
STOXX® Global Broad Infrastructure Index*	18.11%	5.76%	7.02%
*
Reflects no deduction for fees, expenses or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day management of the Fund's portfolio. Robert Anstine and Brendan Sullivan, each a Senior Vice President of NTI, and Yair Walny, a Vice President of NTI, have served as Portfolio Managers of the Fund since its inception in October 2013, June 2016 and March 2025, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market

Northern Trust STOXX® Global Broad Infrastructure ETF (cont.)

through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at etfs.ntam.northerntrust.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Northern Trust Global Quality Real Estate
ETF
(formerly, FlexShares® Global Quality Real Estate Index Fund)
Ticker: GQRE

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Global Quality Real Estate IndexSM (the “Underlying Index”).
Fees And Expenses Of The Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.46%
Expense Reimbursement(1)	-0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.45%
(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. This contractual limitation may not be terminated before March 1, 2027 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$46
3 Years	$147
5 Years	$257
10 Years	$578
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, maximize exposure to quality, value and momentum factors, within a universe of companies operating in the real estate sector. In order to be eligible for inclusion in the Underlying Index, a security must be a constituent of the Northern Trust Global Real Estate Index (the “Parent Index”), a float-adjusted market-capitalization weighted index of publicly-traded equity securities of U.S. and non-U.S. real estate investment trusts (REITs) and real estate operating companies. In addition, the Underlying Index utilizes the proprietary Northern Trust quality factor to identify companies that exhibit strength in profitability, management expertise and cash flow, while value and momentum factors are included to help provide long term capital appreciation and also mitigate risk.
To derive the Underlying Index, NTI, acting in its capacity as index provider (the “Index Provider”), ranks all constituents of the Parent Index using a Northern Trust pro

Northern Trust Global Quality Real Estate ETF (cont.)

prietary blended multi-factor score. This score is designed to measure companies based on the quantitative assessment of their respective (a) quality (i.e., a factor that seeks to identify companies that exhibit financial strength and stability relative to the Parent Index); (b) value (i.e., a factor reflecting the current worth a company relative to its own historical value, book value or valuation versus peers); and (c) momentum (i.e., a factor that reflects market sentiment and changes in security price over a given time period). The Index Provider then uses an optimization process to select and weight eligible securities in order to maximize the overall blended multi-factor score relative to the Parent Index. The optimization also includes industry group, region, country, style factor, single-security weight, liquidity and turnover constraints so that these index characteristics vary within acceptable bands relative to the Parent Index. A company must meet the following criteria to be eligible for inclusion in the Underlying Index: (a) a constituent of the Parent Index; and (b) it must be classified under the business sector of “Real Estate” by Reference Data Business Classification or have registered as a real estate investment trust under its applicable local tax code. Companies classified under the business activities of Mortgage REITs and Real Estate Services (NEC) by Reference Data Business Classification are excluded from the Underlying Index. The Underlying Index is reconstituted on a quarterly basis. The Fund generally reconstitutes its portfolio in accordance with the Underlying Index.
As of December 31, 2025, the Underlying Index was comprised of 131 issues with market capitalizations ranging from $937.3 million to $128.2 billion.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts and forward currency contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
From time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular countries or geographic regions. As of December 31, 2025, the Fund focused its investments in the U.S.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2025, the Underlying Index was concentrated in the Real Estate sector. The components of the Underlying Index, and the degree to which these components represent certain industries or sectors, may change over time.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is con

Northern Trust Global Quality Real Estate ETF (cont.)

sidered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
Real Estate Securities Risk is the risk that the Fund is subject to the risks associated with investment in the real estate sector in addition to the general risk of the stock market. Investing in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way in which real estate companies are organized and operated. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. The value of real estate securities may underperform other sectors of the economy or broader equity markets. To the extent that the Fund concentrates its investments in the real estate sector, it may be subject to greater risk of loss than if it were diversified across different industry sectors.
REIT Risk is the risk that the Fund’s investments may be affected by factors affecting REITs and the real estate sector generally. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. REITs may have limited financial resources, may trade less frequently and in lower volume, engage in dilutive offerings or become more volatile than other securities. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemption from registration under the Investment Company Act of 1940.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile and underperform other asset classes and the general securities markets.
Mid and Small Cap Stock Risk is the risk that stocks of mid-sized and smaller companies may be more volatile than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized and small com panies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
Geographic Risk is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if the Fund’s investments were not so concentrated in such country or region.

Northern Trust Global Quality Real Estate ETF (cont.)

Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. Such events could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.
Index Risk is the risk that the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, the Underlying Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Additionally, the Fund rebalances and/or reconstitutes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance and/or reconstitution schedule will result in corresponding changes to the Fund’s rebalance and/or reconstitution schedule.
Tracking Error Risk is the risk that the Fund’s performance may vary from the performance of the Underlying Index as a result of creation and redemption activity, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund's ability to adjust its exposure to required levels in order to track its Index or cause delays in the Underlying Index's rebalancing schedule. During any such delay, it is possible that the Underlying Index, and, in turn, the Fund will deviate from the Underlying Index's stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
Sampling Risk is the risk that the Fund’s use of a representative sampling approach may not work as intended and result in increased tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Underlying Index. Additionally, the use of a representative sampling approach may result in the Fund holding a smaller number of securities than the Underlying Index, and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.
Momentum Risk is the risk that securities that have had higher recent price performance compared to other securities may be more volatile than a broad cross-section of securities or that returns on securities that have previously exhibited price momentum are less than returns on other securities or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments.
Value Investing Risk is the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.
Quality Factor Risk is the risk that the past performance of companies that have exhibited quality characteristics does not continue or the returns on securities issued by such companies may be less than returns from other styles of investing or the overall stock market. There may be periods when quality investing is out of favor and during which time the Fund's performance may suffer.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the

Northern Trust Global Quality Real Estate ETF (cont.)

Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened because of its investments in non-U.S. securities.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Underlying Index guaranteed. A security included in the Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund's holdings may not exhibit returns consistent with that characteristic or exposure.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Concentration Risk is the risk that, if the Fund is concentrated in a particular industry or group of industries, the Fund is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•Forward Foreign Currency Contracts Risk is the risk that, if forward prices increase, a loss will occur to the extent that the agreed upon purchase price of the currency exceeds the price of the currency that was agreed to be sold.
•Options Contracts Risk Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.
•Futures Contracts Risk is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
Depositary Receipts Risk. Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the

Northern Trust Global Quality Real Estate ETF (cont.)

depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.
Interest Rate Risk is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors’ collective perceptions of future earnings, the value of the Fund may decline when investors anticipate or experience rising interest rates.
In general, securities with longer maturities or durations are more sensitive to interest rate changes. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a low or negative yield and a decline in the Fund’s NAV. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing (A) changes in the Fund’s performance from year to year, (B) how the Fund’s average annual returns compare with those of a broad-based securities market index and one or more style-specific indexes (reflecting the market segments in which the Fund invests), in that order. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting etfs.ntam.northerntrust.com.
Calendar Year Total Returns

For the period shown in the bar chart above:
Best Quarter (3/31/2019): 15.40%
Worst Quarter (3/31/2020): -26.72%

Northern Trust Global Quality Real Estate ETF (cont.)

Average Annual Total Returns
(for the periods ended December 31, 2025)
	One Year	Five Year	Ten Year
Before Taxes	8.58%	3.80%	3.68%
After Taxes on Distributions	6.72%	2.60%	2.49%
After Taxes on Distributions and Sale of Shares	5.26%	2.50%	2.41%
MSCI World Index*	21.09%	12.15%	12.17%
FTSE EPRA/NAREIT Developed IndexSM*	9.58%	2.76%	3.25%
Northern Trust Global Quality Real Estate IndexSM*	8.46%	3.61%	3.57%
*
Reflects no deduction for fees, expenses or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day management of the Fund's portfolio. Robert Anstine and Brendan Sullivan, each a Senior Vice President of NTI, and Volter Bagriy, a Vice President of NTI, have served as Portfolio Managers of the Fund since its inception in November 2013, June 2016 and March 2024, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at etfs.ntam.northerntrust.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Northern Trust Quality Dividend ETF
(formerly, FlexShares® Quality Dividend Index Fund)
Ticker: QDF

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Quality Dividend IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.37%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Acquired Fund Fees	0.02%
Total Annual Fund Operating Expenses(1)	0.40%
Expense Reimbursement(2)	-0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.39%
(1)
The "Total Annual Fund Operating Expenses" may not correlate to the ratio of expenses to average net assets as reported in the "Financial Highlights" section of the Prospectus, which reflects the operating expenses of the Fund and does not include "Acquired Fund Fees and Expenses."
(2)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.37%. This contractual limitation may not be terminated before March 1, 2027 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$40
3 Years	$127
5 Years	$223
10 Years	$504
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, provide exposure to a high-quality income-oriented universe of long-only U.S. equity securities, with an emphasis on long-term capital growth and a targeted overall beta that is similar to that of the Northern Trust 1250 Index (the “Parent Index”), a float-adjusted market-capitalization weighted index of U.S. domiciled large- and mid-capitalization companies. Beta represents the market sensitivity, relative to a given market index and time period, and is one measure of volatility.
To derive the Underlying Index, NTI, acting in its capacity as the index provider (the “Index Provider”), begins with all securities in the Parent Index and then removes those securities that rank in the lowest quintile of quality based on a proprietary scoring model, as well as those which do not pay a dividend. The core components of the propri

Northern Trust Quality Dividend ETF (cont.)

etary quality scoring model are based on quantitative ranking of various metrics obtained from company filings. These scores have three components: (i) management efficiency (e.g., corporate finance activities); (ii) profitability (e.g., reliability and sustainability of financial performance); and (iii) cash flow (e.g., cash flow generation). The Index Provider then uses an optimization process to select and weight eligible securities in order to (a) maximize the overall quality score relative to the Parent Index; (b) attain an aggregate dividend yield in excess of the Parent Index; and (c) achieve the desired beta target. The optimization process also includes sector, industry group, single-security weight, liquidity and turnover constraints to assist in reducing the Underlying Index’s overall active risk exposure to any one single factor. As of December 31, 2025, there were 120 issues in the Underlying Index. The Underlying Index is reconstituted quarterly. The Fund generally reconstitutes its portfolio in accordance with the Underlying Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on futures contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2025, the Underlying Index was concentrated in the Information Technology sector. The components of the Underlying Index, and the degree to which these components represent certain industries or sectors, may change over time.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile and underperform other asset classes and the general securities markets.
Mid Cap Stock Risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

Northern Trust Quality Dividend ETF (cont.)

Concentration Risk is the risk that, if the Fund is concentrated in a particular industry or group of industries, the Fund is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
•Information Technology Sector Risk is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government scrutiny or regulation, legal action and/or obsolete products or services.
Dividend Risk is the risk that an issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.
Volatility Risk is the risk that the actual level of volatility experienced by the Fund may be greater or lower than the targeted overall volatility of the Underlying Index. Although the Underlying Index is designed to have a targeted overall volatility that is similar to that of the Parent Index, there is no guarantee that it will have the targeted overall volatility. The Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have the targeted overall volatility. There is also the risk that the Fund may experience volatility greater or lower than that of the Underlying Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.
Quality Factor Risk is the risk that the past performance of companies that have exhibited quality characteristics does not continue or the returns on securities issued by such companies may be less than returns from other styles of investing or the overall stock market. There may be periods when quality investing is out of favor and during which time the Fund's performance may suffer.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. Such events could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.
Index Risk is the risk that the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, the Underlying Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Additionally, the Fund rebalances and/or reconstitutes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance and/or reconstitution schedule will result in corresponding changes to the Fund’s rebalance and/or reconstitution schedule.
Tracking Error Risk is the risk that the Fund’s performance may vary from the performance of the Underlying Index as a result of creation and redemption activity, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund's abil

Northern Trust Quality Dividend ETF (cont.)

ity to adjust its exposure to required levels in order to track its Index or cause delays in the Underlying Index's rebalancing schedule. During any such delay, it is possible that the Underlying Index, and, in turn, the Fund will deviate from the Underlying Index's stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
Sampling Risk is the risk that the Fund’s use of a representative sampling approach may not work as intended and result in increased tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Underlying Index. Additionally, the use of a representative sampling approach may result in the Fund holding a smaller number of securities than the Underlying Index, and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Underlying Index guaranteed. A security included in the Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund's holdings may not exhibit returns consistent with that characteristic or exposure.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•Futures Contracts Risk is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
•Options Contracts Risk Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the invest

Northern Trust Quality Dividend ETF (cont.)

ment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing (A) changes in the Fund’s performance from year to year, (B) how the Fund’s average annual returns compare with those of a broad-based securities market index and one or more style-specific indexes (reflecting the market segments in which the Fund invests), in that order. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting etfs.ntam.northerntrust.com.
Calendar Year Total Returns

For the periods in the bar chart above:
Best Quarter (6/30/2020): 18.51%
Worst Quarter (3/31/2020): -25.18%
Average Annual Total Returns
(for the periods ended December 31, 2025)
	One Year	Five Year	Ten Year
Before Taxes	16.65%	12.67%	11.73%
After Taxes on Distributions	16.07%	12.03%	10.92%
After Taxes on Distributions and Sale of Shares	10.07%	9.94%	9.42%
Russell 1000® Index*	17.37%	13.59%	14.59%
Northern Trust Quality Dividend IndexSM*	17.11%	13.09%	12.25%
*
Reflects no deduction for fees, expenses or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day management of the Fund's portfolio. Robert Anstine, Chris Jaeger and Brendan Sullivan, each a Senior Vice President of NTI, and Steven Santiccioli, a Vice President of NTI, have served as Portfolio Managers of the Fund since October 2013, March 2025, June 2016 and March 2021, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market through a broker-dealer. The price of Fund shares is based

Northern Trust Quality Dividend ETF (cont.)

on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at etfs.ntam.northerntrust.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Northern Trust Quality Dividend
Defensive ETF
(formerly, FlexShares® Quality Dividend Defensive Index Fund)
Ticker: QDEF

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Quality Dividend Defensive IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.37%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Acquired Fund Fees	0.02%
Total Annual Fund Operating Expenses(1)	0.40%
Expense Reimbursement(2)	-0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.39%
(1)
The "Total Annual Fund Operating Expenses" may not correlate to the ratio of expenses to average net assets as reported in the "Financial Highlights" section of the Prospectus, which reflects the operating expenses of the Fund and does not include "Acquired Fund Fees and Expenses."
(2)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.37%. This contractual limitation may not be terminated before March 1, 2027 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$40
3 Years	$127
5 Years	$223
10 Years	$504
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, provide exposure to a high-quality income-oriented universe of long-only U.S. equity securities, with an emphasis on long-term capital growth and a targeted overall beta that is generally between 0.5 to 1.0 times that of the Northern Trust 1250 Index (the “Parent Index”), a float-adjusted market-capitalization weighted index of U.S. domiciled large- and mid-capitalization companies. Beta represents the market sensitivity, relative to a given market index and time period, and is one measure of volatility.
To derive the Underlying Index, NTI, acting in its capacity as the index provider (the “Index Provider”), begins with all securities in the Parent Index and then removes those securities that rank in the lowest quintile of quality based on a proprietary scoring model, as well as those which do not pay a dividend. The core components of the propri

Northern Trust Quality Dividend Defensive ETF (cont.)

etary quality scoring model are based on quantitative ranking of various metrics obtained from company filings. These scores have three components: (i) management efficiency (e.g., corporate finance activities); (ii) profitability (e.g., reliability and sustainability of financial performance); and (iii) cash flow (e.g., cash flow generation). The Index Provider then uses an optimization process to select and weight eligible securities in order to (a) maximize the overall quality score relative to the Parent Index, (b) attain an aggregate dividend yield in excess of the Parent Index and (c) achieve the desired beta target. The optimization process also includes sector, industry group, single-security weight, liquidity and turnover constraints to assist in reducing the Underlying Index’s overall active risk exposure to any one single factor. As of December 31, 2025, there were 128 issues in the Underlying Index. The Underlying Index is reconstituted quarterly. The Fund generally reconstitutes its portfolio in accordance with the Underlying Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on futures contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2025, the Underlying Index was concentrated in the Information Technology sector. The components of the Underlying Index, and the degree to which these components represent certain industries or sectors, may change over time.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile and underperform other asset classes and the general securities markets.
Mid Cap Stock Risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

Northern Trust Quality Dividend Defensive ETF (cont.)

Concentration Risk is the risk that, if the Fund is concentrated in a particular industry or group of industries, the Fund is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
•Information Technology Sector Risk is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government scrutiny or regulation, legal action and/or obsolete products or services.
Dividend Risk is the risk that an issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.
Volatility Risk is the risk that the actual level of volatility experienced by the Fund may be greater or lower than the targeted overall volatility of the Underlying Index. Although the Underlying Index is designed to have a targeted overall volatility that is lower than that of the Parent Index, there is no guarantee that it will have the targeted overall volatility. The Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have the targeted overall volatility. There is also the risk that the Fund may experience volatility greater or lower than that of the Underlying Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.
Quality Factor Risk is the risk that the past performance of companies that have exhibited quality characteristics does not continue or the returns on securities issued by such companies may be less than returns from other styles of investing or the overall stock market. There may be periods when quality investing is out of favor and during which time the Fund's performance may suffer.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. Such events could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.
Index Risk is the risk that the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, the Underlying Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Additionally, the Fund rebalances and/or reconstitutes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance and/or reconstitution schedule will result in corresponding changes to the Fund’s rebalance and/or reconstitution schedule.
Tracking Error Risk is the risk that the Fund’s performance may vary from the performance of the Underlying Index as a result of creation and redemption activity, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund's abil

Northern Trust Quality Dividend Defensive ETF (cont.)

ity to adjust its exposure to required levels in order to track its Index or cause delays in the Underlying Index's rebalancing schedule. During any such delay, it is possible that the Underlying Index, and, in turn, the Fund will deviate from the Underlying Index's stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
Sampling Risk is the risk that the Fund’s use of a representative sampling approach may not work as intended and result in increased tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Underlying Index. Additionally, the use of a representative sampling approach may result in the Fund holding a smaller number of securities than the Underlying Index, and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Underlying Index guaranteed. A security included in the Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund's holdings may not exhibit returns consistent with that characteristic or exposure.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•Futures Contracts Risk is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
•Options Contracts Risk Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the invest

Northern Trust Quality Dividend Defensive ETF (cont.)

ment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing (A) changes in the Fund’s performance from year to year, (B) how the Fund’s average annual returns compare with those of a broad-based securities market index and one or more style-specific indexes (reflecting the market segments in which the Fund invests), in that order. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting etfs.ntam.northerntrust.com.
Calendar Year Total Returns

For the periods in the bar chart above:
Best Quarter (6/30/2020): 15.95%
Worst Quarter (3/31/2020): -23.37%
Average Annual Total Returns
(for the periods ended December 31, 2025)
	One Year	Five Year	Ten Year
Before Taxes	17.28%	13.39%	12.11%
After Taxes on Distributions	16.69%	12.77%	11.27%
After Taxes on Distributions and Sale of Shares	10.48%	10.56%	9.75%
Russell 1000® Index*	17.37%	13.59%	14.59%
Northern Trust Quality Dividend Defensive IndexSM*	17.71%	13.80%	12.62%
*
Reflects no deduction for fees, expenses or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day management of the Fund's portfolio. Robert Anstine and Brendan Sullivan, each a Senior Vice President of NTI, and Yair Walny and Errol Mitchell, each a Vice President of NTI, have served as Portfolio Managers of the Fund since October 2013, June 2016, March 2024 and March 2025, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market

Northern Trust Quality Dividend Defensive ETF (cont.)

through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at etfs.ntam.northerntrust.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Northern Trust International Quality
Dividend ETF
(formerly, FlexShares® International Quality Dividend Index Fund)
Ticker: IQDF

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust International Quality Dividend IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.49%
Expense Reimbursement(1)	-0.02%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.47%
(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.47%. This contractual limitation may not be terminated before March 1, 2027 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$48
3 Years	$155
5 Years	$272
10 Years	$614
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, provide exposure to a high-quality income-oriented universe of long-only international securities issued by non-U.S.- based companies, with an emphasis on long-term capital growth and a targeted overall beta that is similar to that of the Northern Trust International Large Cap Index (the “Parent Index”), a float-adjusted market-capitalization weighted index of non-US domiciled large- and mid-capitalization companies. Beta represents the market sensitivity, relative to a given market index and time period, and is one measure of volatility.
To derive the Underlying Index, NTI, acting in its capacity as the index provider (the “Index Provider”), begins with all securities in the Parent Index that have an average daily traded value of at least $125,000 in the 90 days prior to a reconstitution, and then removes those securities that rank in the lowest quintile of quality based on a proprietary scoring model, as well as those which do not pay a divi

Northern Trust International Quality Dividend ETF (cont.)

dend. The core components of the proprietary quality scoring model are based on quantitative ranking of various metrics obtained from company filings. These scores have three components: (i) management efficiency (e.g., corporate finance activities); (ii) profitability (e.g., reliability and sustainability of financial performance); and (iii) cash flow (e.g., cash flow generation). The Index Provider then uses an optimization process to select and weight eligible securities in order to (a) maximize the overall quality score relative to the Parent Index; (b) attain an aggregate dividend yield in excess of the Parent Index; and (c) achieve the desired beta target. The optimization process also includes sector, industry group, region, country, single-security weight, liquidity and turnover constraints to assist in reducing the Underlying Index’s overall active risk exposure to any one single factor. As of December 31, 2025, there were 199 issues in the Underlying Index. The Underlying Index is reconstituted quarterly. The Fund generally reconstitutes its portfolio in accordance with the Underlying Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts and foreign currency contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
From time to time the Fund may focus its investments (i.e., invest more than 15% of its total) in one or more particular countries or geographic regions.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2025, the Underlying Index was concentrated in the Financial sector. The components of the Underlying Index, and the degree to which these components represent certain industries or sectors, may change over time.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile and underperform other asset classes and the general securities markets.
Mid Cap Stock Risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established compa

Northern Trust International Quality Dividend ETF (cont.)

nies, and may lack sufficient market liquidity. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
Emerging Markets Risk is the risk that emerging markets are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investments than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volumes and greater price volatility than compa nies in more developed markets. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
Geographic Risk is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if the Fund’s investments were not so concentrated in such country or region.
Concentration Risk is the risk that, if the Fund is concentrated in a particular industry or group of industries, the Fund is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
•Financial Sector Risk is the risk that the financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.

Northern Trust International Quality Dividend ETF (cont.)

Dividend Risk is the risk that an issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.
Volatility Risk is the risk that the actual level of volatility experienced by the Fund may be greater or lower than the targeted overall volatility of the Underlying Index. Although the Underlying Index is designed to have a targeted overall volatility that is similar to that of the Parent Index, there is no guarantee that it will have the targeted overall volatility. The Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have the targeted overall volatility. There is also the risk that the Fund may experience volatility greater or lower than that of the Underlying Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.
Quality Factor Risk is the risk that the past performance of companies that have exhibited quality characteristics does not continue or the returns on securities issued by such companies may be less than returns from other styles of investing or the overall stock market. There may be periods when quality investing is out of favor and during which time the Fund's performance may suffer.
Depositary Receipts Risk Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. Such events could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.
Index Risk is the risk that the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, the Underlying Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Additionally, the Fund rebalances and/or reconstitutes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance and/or reconstitution schedule will result in corresponding changes to the Fund’s rebalance and/or reconstitution schedule.
Tracking Error Risk is the risk that the Fund’s performance may vary from the performance of the Underlying Index as a result of creation and redemption activity, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market

Northern Trust International Quality Dividend ETF (cont.)

conditions could have an adverse effect on the Fund's ability to adjust its exposure to required levels in order to track its Index or cause delays in the Underlying Index's rebalancing schedule. During any such delay, it is possible that the Underlying Index, and, in turn, the Fund will deviate from the Underlying Index's stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
Sampling Risk is the risk that the Fund’s use of a representative sampling approach may not work as intended and result in increased tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Underlying Index. Additionally, the use of a representative sampling approach may result in the Fund holding a smaller number of securities than the Underlying Index, and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened because of its investments in non-U.S. securities.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Underlying Index guaranteed. A security included in the Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund's holdings may not exhibit returns consistent with that characteristic or exposure.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•Futures Contracts Risk is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
•Options Contracts Risk Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation

Northern Trust International Quality Dividend ETF (cont.)

between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.
•Forward Foreign Currency Contracts Risk is the risk that, if forward prices increase, a loss will occur to the extent that the agreed upon purchase price of the currency exceeds the price of the currency that was agreed to be sold.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing (A) changes in the Fund’s performance from year to year, (B) how the Fund’s average annual returns compare with those of a broad-based securities market index and one or more style-specific indexes (reflecting the market segments in which the Fund invests), in that order. Past performance
(before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting etfs.ntam.northerntrust.com.
Calendar Year Total Returns

For the period shown in the bar chart above:
Best Quarter (12/31/2020): 18.20%
Worst Quarter (3/31/2020): -26.07%
Average Annual Total Returns
(for the periods ended December 31, 2025)
	One Year	Five Year	Ten Year
Before Taxes	35.24%	10.16%	8.43%
After Taxes on Distributions	34.17%	8.76%	7.19%
After Taxes on Distributions and Sale of Shares	21.59%	7.67%	6.47%
MSCI ACWI ex USA Index*	32.39%	7.91%	8.41%
Northern Trust International Quality Dividend IndexSM*	35.65%	10.58%	8.75%
*
Reflects no deduction for fees, expenses or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. NTI, a subsidiary of Northern Trust Corporation, serves as the Invest

Northern Trust International Quality Dividend ETF (cont.)

ment Adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day management of the Fund's portfolio. Robert Anstine and Brendan Sullivan, each a Senior Vice President of NTI, and Alan Aung, a Vice President of NTI, have served as Portfolio Managers of the Fund since October 2013, June 2016 and March 2024, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at etfs.ntam.northerntrust.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Northern Trust International Quality
Dividend Dynamic ETF
(formerly, FlexShares® International Quality Dividend Dynamic Index Fund)
Ticker: IQDY

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust International Quality Dividend Dynamic IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.51%
Expense Reimbursement(1)	-0.04%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.47%
(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.47%. This contractual limitation may not be terminated before March 1, 2027 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$48
3 Years	$160
5 Years	$281
10 Years	$637
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, provide exposure to a high-quality income-oriented universe of long-only international securities issued by non-U.S.-based companies, with an emphasis on long-term capital growth and a targeted overall beta that is generally between 1.0 to 1.5 times that of the Northern Trust International Large Cap Index (the “Parent Index”), a float-adjusted market-capitalization weighted index of non-US domiciled large- and mid-capitalization companies. Beta represents the market sensitivity, relative to a given market index and time period, and is one measure of volatility.
To derive the Underlying Index, NTI, acting in its capacity as the index provider (the “Index Provider”), begins with all securities in the Parent Index that have an average daily traded value of at least $125,000 in the 90 days prior to a reconstitution, and then removes those securities that rank in the lowest quintile of quality based on a proprietary scoring model, as well as those which do not pay a divi

Northern Trust International Quality Dividend Dynamic ETF (cont.)

dend. The core components of the proprietary quality scoring model are based on quantitative ranking of various metrics obtained from company filings. These scores have three components: (i) management efficiency (e.g., corporate finance activities); (ii) profitability (e.g., reliability and sustainability of financial performance); and (iii) cash flow (e.g., cash flow generation). The Index Provider then uses an optimization process to select and weight eligible securities in order to (a) maximize the overall quality score relative to the Parent Index, (b) attain an aggregate dividend yield in excess of the Parent Index and (c) achieve the desired beta target. The optimization process also includes sector, industry group, region, country, single-security weight, liquidity and turnover constraints to assist in reducing the Underlying Index’s overall active risk exposure to any one single factor. As of December 31, 2025, there were 187 issues in the Underlying Index. The Underlying Index is reconstituted quarterly. The Fund generally reconstitutes its portfolio in accordance with the Underlying Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts and foreign currency contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
From time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular countries or geographic regions.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2025, the Underlying Index was concentrated in the Financial sector. The components of the Underlying Index, and the degree to which these components represent certain industries or sectors, may change over time.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile and underperform other asset classes and the general securities markets.
Mid Cap Stock Risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established compa

Northern Trust International Quality Dividend Dynamic ETF (cont.)

nies, and may lack sufficient market liquidity. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
Emerging Markets Risk is the risk that emerging markets are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investments than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volumes and greater price volatility than compa nies in more developed markets. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
Geographic Risk is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if the Fund’s investments were not so concentrated in such country or region.
Concentration Risk is the risk that, if the Fund is concentrated in a particular industry or group of industries, the Fund is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
•Financial Sector Risk is the risk that the financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.

Northern Trust International Quality Dividend Dynamic ETF (cont.)

Dividend Risk is the risk that an issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.
Volatility Risk is the risk that the actual level of volatility experienced by the Fund may be greater or lower than the targeted overall volatility of the Underlying Index. Although the Underlying Index is designed to have a targeted overall volatility that is greater than that of the Parent Index, there is no guarantee that it will have the targeted overall volatility. The Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have the targeted overall volatility. There is also the risk that the Fund may experience volatility greater or lower than that of the Underlying Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.
Quality Factor Risk is the risk that the past performance of companies that have exhibited quality characteristics does not continue or the returns on securities issued by such companies may be less than returns from other styles of investing or the overall stock market. There may be periods when quality investing is out of favor and during which time the Fund's performance may suffer.
Depositary Receipts Risk Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. Such events could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.
Index Risk is the risk that the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, the Underlying Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Additionally, the Fund rebalances and/or reconstitutes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance and/or reconstitution schedule will result in corresponding changes to the Fund’s rebalance and/or reconstitution schedule.
Tracking Error Risk is the risk that the Fund’s performance may vary from the performance of the Underlying Index as a result of creation and redemption activity, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market

Northern Trust International Quality Dividend Dynamic ETF (cont.)

conditions could have an adverse effect on the Fund's ability to adjust its exposure to required levels in order to track its Index or cause delays in the Underlying Index's rebalancing schedule. During any such delay, it is possible that the Underlying Index, and, in turn, the Fund will deviate from the Underlying Index's stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
Sampling Risk is the risk that the Fund’s use of a representative sampling approach may not work as intended and result in increased tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Underlying Index. Additionally, the use of a representative sampling approach may result in the Fund holding a smaller number of securities than the Underlying Index, and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened because of its investments in non-U.S. securities.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Underlying Index guaranteed. A security included in the Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund's holdings may not exhibit returns consistent with that characteristic or exposure.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•Futures Contracts Risk is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
•Options Contracts Risk Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation

Northern Trust International Quality Dividend Dynamic ETF (cont.)

between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.
•Forward Foreign Currency Contracts Risk is the risk that, if forward prices increase, a loss will occur to the extent that the agreed upon purchase price of the currency exceeds the price of the currency that was agreed to be sold.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing (A) changes in the Fund’s performance from year to year, (B) how the Fund’s average annual returns compare with those of a broad-based securities market index and one or more style-specific indexes (reflecting the market segments in which the Fund invests), in that order. Past performance
(before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting etfs.ntam.northerntrust.com.
Calendar Year Total Returns

For the period shown in the bar chart above:
Best Quarter (12/31/2020): 22.83%
Worst Quarter (3/31/2020): -26.51%
Average Annual Total Returns
(for the periods ended December 31, 2025)
	One Year	Five Year	Ten Year
Before Taxes	37.11%	11.07%	10.01%
After Taxes on Distributions	36.02%	9.69%	8.84%
After Taxes on Distributions and Sale of Shares	22.71%	8.45%	7.88%
MSCI ACWI ex USA Index*	32.39%	7.91%	8.41%
Northern Trust International Quality Dividend Dynamic IndexSM*	37.56%	11.51%	10.41%
*
Reflects no deduction for fees, expenses or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. NTI, a subsidiary of Northern Trust Corporation, serves as the Invest

Northern Trust International Quality Dividend Dynamic ETF (cont.)

ment Adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day management of the Fund's portfolio. Robert Anstine and Brendan Sullivan, each a Senior Vice President of NTI, and Steven Santiccioli, a Vice President of NTI, have served as Portfolio Managers of the Fund since October 2013, June 2016 and March 2021, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at etfs.ntam.northerntrust.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Northern Trust iBoxx® 3-Year Target
Duration TIPS ETF
(formerly, FlexShares® iBoxx® 3-Year Target Duration TIPS Index Fund)
Ticker: TDTT

Investment Objective
The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the iBoxx 3-Year Target Duration TIPS Index (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.18%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.19%
Expense Reimbursement(1)	-0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.18%
(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.18%. This contractual limitation may not be terminated before March 1, 2027 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$18
3 Years	$60
5 Years	$106
10 Years	$242
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 86% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is designed to reflect the performance of a selection of inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS,” with a targeted average modified adjusted duration, as defined by S&P Dow Jones Indices LLC as the Index Provider (“Index Provider” or “SPDJI”), of approximately three years. The Underlying Index includes publicly issued TIPS that have maturity dates of at least or equal to one year and less than ten years from an index rebalancing date. TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS’ principal and interest payments are linked to an official inflation measure (as measured by the Consumer Price Index for All Urban Consumers, or CPI-U) and the payments are supported by the full faith and credit of the United States. As of December 31, 2025, there were 23 TIPS in the Underlying Index. The components of the Underlying Index are weighted by the Index Provider to achieve the targeted average modified adjusted duration and its composition is rebalanced monthly. The Fund generally rebalances its portfolio in accordance with the Underlying Index.

Northern Trust iBoxx® 3-Year Target Duration TIPS ETF (cont.)

NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. NTI generally intends to replicate the constituent securities of the Fund’s Underlying Index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. NTI may use a “representative sampling” strategy in certain circumstances, such as when it may not be possible or practicable to fully implement a replication strategy. Representative sampling is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. When the Fund uses representative sampling, it may or may not hold all of the securities that are included in the Underlying Index.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on futures contracts, to-be-announced (“TBA”) transactions, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is sponsored by the Index Provider, an organization that is independent of the Fund and NTI. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) are not considered to be issued by members of any industry.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
Inflation Protected Security Risk is the risk that the value of inflation protected securities, such as TIPS, generally will fluctuate in response to changes in real interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. In addition, interest payments on inflation-protected securities will generally vary up or down along with the rate of inflation. Real interest rates are generally measured as a nominal interest less an inflation rate. As such, investors should be aware that an investment in TIPS over a particular timeframe may decrease in value even in an inflationary environment. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Because of their inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. In addition, the market for inflation-indexed securities may be less developed or liquid, and more volatile, than certain other securities markets. In addition, positive adjustments to principal generally will result in taxable income to the Fund at the time of such adjustments (which generally would be distributed by the Fund as part of its taxable dividends), even though the principal amount is not paid until maturity.
Income Risk is the risk that the Fund's income may decline due to a decline in inflation (or deflation) or due to changes in inflation expectations.
Interest Rate/Maturity Risk is the risk that the value of the Fund’s fixed-income assets will decline because of rising interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Changing interest rates, including rates that fall below zero,

Northern Trust iBoxx® 3-Year Target Duration TIPS ETF (cont.)

may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. An increase in interest rates may cause investors to move out of fixed incomes securities on a large scale, which could adversely affect the price of fixed income securities, lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. Such events could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.
Index Risk is the risk that the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, the Underlying Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Additionally, the Fund rebalances and/or reconstitutes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying
Index’s rebalance and/or reconstitution schedule will result in corresponding changes to the Fund’s rebalance and/or reconstitution schedule.
Tracking Error Risk is the risk that the Fund’s performance may vary from the performance of the Underlying Index as a result of creation and redemption activity, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund's ability to adjust its exposure to required levels in order to track its Index or cause delays in the Underlying Index's rebalancing schedule. During any such delay, it is possible that the Underlying Index, and, in turn, the Fund will deviate from the Underlying Index's stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Concentration Risk is the risk that, if the Fund is concentrated in a particular industry or group of industries, the Fund is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Underly

Northern Trust iBoxx® 3-Year Target Duration TIPS ETF (cont.)

ing Index guaranteed. A security included in the Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund's holdings may not exhibit returns consistent with that characteristic or exposure.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•Futures Contracts Risk is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
•Options Contracts Risk Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.
TBA Transactions Risk is the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that the counterparty will fail to deliver the securities, exposing the Fund to further losses. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
Credit (or Default) Risk is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a TBA, repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. The degree of credit risk depends on the issuer’s or counterparty’s financial condition and on the terms of the securities.
Prepayment (or Call) Risk is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves.

Northern Trust iBoxx® 3-Year Target Duration TIPS ETF (cont.)

If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing (A) changes in the Fund’s performance from year to year, (B) how the Fund’s average annual returns compare with those of a broad-based securities market index and one or more style-specific indexes (reflecting the market segments in which the Fund invests), in that order. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting etfs.ntam.northerntrust.com.
Calendar Year Total Returns

For the periods shown in the bar chart above:
Best Quarter (3/31/2025): 3.54%
Worst Quarter (9/30/2022): -3.28%
Average Annual Total Returns
(for the periods ended December 31, 2025)
	One Year	Five Year	Ten Year
Before Taxes	6.50%	3.09%	3.14%
After Taxes on Distributions	4.57%	1.15%	1.81%
After Taxes on Distributions and Sale of Shares	3.83%	1.51%	1.84%
Bloomberg U.S. Aggregate Bond Index*	7.30%	-0.36%	2.01%
Bloomberg US Govt Inflation-Linked 1-10 yr Index*	7.37%	2.52%	3.35%
iBoxx 3-Year Target Duration TIPS Index*	6.65%	3.25%	3.30%
*
Reflects no deduction for fees, expenses or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day management of the Fund's portfolio. David M. Alongi, a Senior Vice President of NTI, and Michael R. Chico, a Vice President of NTI, have served as Portfolio Managers of the Fund since March 2023 and its inception in September 2011, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market

Northern Trust iBoxx® 3-Year Target Duration TIPS ETF (cont.)

through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at etfs.ntam.northerntrust.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Northern Trust iBoxx® 5-Year Target
Duration TIPS ETF
(formerly, FlexShares® iBoxx® 5-Year Target Duration TIPS Index Fund)
Ticker: TDTF

Investment Objective
The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the iBoxx 5-Year Target Duration TIPS Index (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.18%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.19%
Expense Reimbursement(1)	-0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.18%
(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.18%. This contractual limitation may not be terminated before March 1, 2027 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$18
3 Years	$60
5 Years	$106
10 Years	$242
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is designed to reflect the performance of a selection of inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS,” with a targeted average modified adjusted duration, as defined by S&P Dow Jones Indices LLC as the Index Provider (“Index Provider” or “SPDJI”), of approximately five years. The Underlying Index includes publicly issued TIPS that have maturity dates of at least or equal to three years and less than twenty years from an index rebalancing date. TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS’ principal and interest payments are linked to an official inflation measure (as measured by the Consumer Price Index for All Urban Consumers, or CPI-U) and the payments are supported by the full faith and credit of the United States. As of December 31, 2025, there were 19 TIPS in the Underlying Index. The components of the Underlying Index are weighted by the Index Provider to achieve the targeted average modified adjusted duration and its composition is rebalanced monthly. The Fund generally rebalances its portfolio in accordance with the Underlying Index.

Northern Trust iBoxx® 5-Year Target Duration TIPS ETF (cont.)

NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. NTI generally intends to replicate the constituent securities of the Fund’s Underlying Index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. NTI may use a “representative sampling” strategy in certain circumstances, such as when it may not be possible or practicable to fully implement a replication strategy. Representative sampling is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. When the Fund uses representative sampling, it may or may not hold all of the securities that are included in the Underlying Index.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on futures contracts, to-be-announced (“TBA”) transactions, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is sponsored by the Index Provider, an organization that is independent of the Fund and NTI. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) are not considered to be issued by members of any industry.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
Inflation Protected Security Risk is the risk that the value of inflation protected securities, such as TIPS, generally will fluctuate in response to changes in real interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. In addition, interest payments on inflation-protected securities will generally vary up or down along with the rate of inflation. Real interest rates are generally measured as a nominal interest less an inflation rate. As such, investors should be aware that an investment in TIPS over a particular timeframe may decrease in value even in an inflationary environment. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Because of their inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. In addition, the market for inflation-indexed securities may be less developed or liquid, and more volatile, than certain other securities markets. In addition, positive adjustments to principal generally will result in taxable income to the Fund at the time of such adjustments (which generally would be distributed by the Fund as part of its taxable dividends), even though the principal amount is not paid until maturity.
Income Risk is the risk that the Fund's income may decline due to a decline in inflation (or deflation) or due to changes in inflation expectations.
Interest Rate/Maturity Risk is the risk that the value of the Fund’s fixed-income assets will decline because of rising interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Changing interest rates, including rates that fall below zero,

Northern Trust iBoxx® 5-Year Target Duration TIPS ETF (cont.)

may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. An increase in interest rates may cause investors to move out of fixed incomes securities on a large scale, which could adversely affect the price of fixed income securities, lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. Such events could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.
Index Risk is the risk that the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, the Underlying Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Additionally, the Fund rebalances and/or reconstitutes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying
Index’s rebalance and/or reconstitution schedule will result in corresponding changes to the Fund’s rebalance and/or reconstitution schedule.
Tracking Error Risk is the risk that the Fund’s performance may vary from the performance of the Underlying Index as a result of creation and redemption activity, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund's ability to adjust its exposure to required levels in order to track its Index or cause delays in the Underlying Index's rebalancing schedule. During any such delay, it is possible that the Underlying Index, and, in turn, the Fund will deviate from the Underlying Index's stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Concentration Risk is the risk that, if the Fund is concentrated in a particular industry or group of industries, the Fund is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Underly

Northern Trust iBoxx® 5-Year Target Duration TIPS ETF (cont.)

ing Index guaranteed. A security included in the Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund's holdings may not exhibit returns consistent with that characteristic or exposure.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•Futures Contracts Risk is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
•Options Contracts Risk Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.
TBA Transactions Risk is the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that the counterparty will fail to deliver the securities, exposing the Fund to further losses. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
Credit (or Default) Risk is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a TBA, repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. The degree of credit risk depends on the issuer’s or counterparty’s financial condition and on the terms of the securities.
Prepayment (or Call) Risk is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves.

Northern Trust iBoxx® 5-Year Target Duration TIPS ETF (cont.)

If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing (A) changes in the Fund’s performance from year to year, (B) how the Fund’s average annual returns compare with those of a broad-based securities market index and one or more style-specific indexes (reflecting the market segments in which the Fund invests), in that order. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting etfs.ntam.northerntrust.com.
Calendar Year Total Returns

For the periods shown in the bar chart above:
Best Quarter (12/31/2023): 4.53%
Worst Quarter (6/30/2022): -4.68%
Average Annual Total Returns
(for the periods ended December 31, 2025)
	One Year	Five Year	Ten Year
Before Taxes	7.86%	1.83%	3.21%
After Taxes on Distributions	5.88%	-0.14%	1.82%
After Taxes on Distributions and Sale of Shares	4.63%	0.54%	1.87%
Bloomberg U.S. Aggregate Bond Index*	7.30%	-0.36%	2.01%
Bloomberg US TIPS Index*	7.01%	1.13%	3.08%
iBoxx 5-Year Target Duration TIPS Index*	7.94%	2.01%	3.38%
*
Reflects no deduction for fees, expenses or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day management of the Fund's portfolio. David M. Alongi, a Senior Vice President of NTI, and Michael R. Chico, a Vice President of NTI, have served as Portfolio Managers of the Fund since March 2023 and its inception in September 2011, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and

Northern Trust iBoxx® 5-Year Target Duration TIPS ETF (cont.)

redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at etfs.ntam.northerntrust.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Northern Trust Disciplined Duration
MBS ETF
(formerly, FlexShares® Disciplined Duration MBS Index Fund)
Ticker: MBSD

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of The ICE BofA® Constrained Duration US Mortgage Backed Securities IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.21%
Expense Reimbursement(1)	-0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.20%
(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.20%. This contractual limitation may not be terminated before March 1, 2027 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$20
3 Years	$67
5 Years	$117
10 Years	$267
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is designed to reflect the performance of a selection of investment-grade US agency residential mortgage backed pass-through securities. The term “US agency mortgage-backed pass-through security” (“MBS”) refers to a category of pass-through securities backed by pools of mortgages and issued by one of the following US government agencies: the Federal National Mortgage Association (FNMA or Fannie Mae), the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) or the Government National Mortgage Association (GNMA or Ginnie Mae) (each a “US Agency”). The Underlying Index is formed by grouping the universe of individual fixed-rate MBS pools into generic cohorts. These generic cohorts are then assessed based on certain criteria, as determined by ICE Data Indices, LLC as the Index Provider (“Index Provider” or “ICE”), to determine eligibility for inclusion in the Underlying Index. The constituent securities of the Underlying Index are MBS pools that represent generic cohorts included in the Underlying Index. MBS that are eligible for inclusion in the Underlying Index

Northern Trust Disciplined Duration MBS ETF (cont.)

must (a) be publicly issued by a US Agency, (b) have a weighted average remaining time to final stated maturity of at least one year, (c) have at least $5 billion or more of outstanding face value in the coupon for a given agency program, (d) have at least $1 billion or more of outstanding face value at the time of inclusion in the Underlying Index and at least $250 million to remain in the Underlying Index and (e) are characterized by one or more of the following fixed-rate mortgage programs: 30-year, 20-year, and 15-year maturities. The Underlying Index constituents are capitalization-weighted, based on their outstanding face value times price plus accrued interest, adjusted by the Index Provider, to achieve an effective duration that is generally between 3.25 and 4.25 years. Balloon, mobile home, graduated payment and quarter coupon fixed rate mortgages are excluded from the Underlying Index, as are all collateralized mortgage obligations.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
The Fund generally will invest under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index and in “TBA Transactions” (defined below) that represent securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on futures contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index. Most transactions in mortgage pass-through securities occur through standard ized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be announced transaction” or “TBA Transaction.” In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, coupon rate, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. The Fund expects to enter into such contracts on a regular basis, and pending settlement of such contracts, the Fund will invest its assets in liquid, short-term instruments, which may include shares of money market funds advised by NTI or its affiliates. The Fund will assume its pro rata share of the fees and expenses of any money market fund, in which it may invest, in addition to the Fund’s own fees and expenses.
The Underlying Index is sponsored by the Index Provider. The Index Provider is not affiliated with the Fund or NTI. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index in accordance with a published methodology and disseminates information regarding the market value of the Underlying Index. The Underlying Index is rebalanced on the last calendar day of each month. The Fund generally rebalances its portfolio in accordance with the Underlying Index. As of December 31, 2025, there were 554 MBS in the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) are not considered to be issued by members of any industry.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of

Northern Trust Disciplined Duration MBS ETF (cont.)

which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
Mortgage-Backed Pass-Through Securities Risk is the risk of investing in mortgage-backed securities issued by a US Agency. Mortgage-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. In addition, these securities may not be backed by the full faith and credit of the U.S. government, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn. Mortgage-backed securities are subject to Credit (or Default) Risk, Interest Rate/Maturity Risk, Debt Extension Risk and Prepayment (or Call) Risk. Because of these risks, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. While agency mortgage-backed securities are guaranteed as to the timely payment of interest and principal by a government entity, they are not guaranteed as to market price, which will fluctuate.
U.S. Government Securities Risk is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities that may be purchased by the Fund are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
Income Risk is the risk that the Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. Such events could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.
Cash Transactions Risk is the risk from the Fund effecting creation and redemption orders of its shares entirely for cash, rather than for in-kind securities. The Fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security or other financial instrument and recognize a capital gain or loss that might not have been incurred if it had not effected a redemption order entirely for cash. As such, investments in Fund shares may be less tax-efficient than an investment in an ETF that meets redemption orders entirely in-kind with portfolio securities. The use of all cash creation and redemption orders may also cause the Fund’s shares to trade in the secondary market at wider bid-ask spreads and/or greater premiums or discounts to the Fund’s NAV. To the extent that the maximum additional variable charge for cash creation

Northern Trust Disciplined Duration MBS ETF (cont.)

or cash redemption transactions is insufficient to cover the transaction costs of purchasing or selling portfolio securities, the Fund’s performance could be negatively impacted.
Index Risk is the risk that the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, the Underlying Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Additionally, the Fund rebalances and/or reconstitutes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance and/or reconstitution schedule will result in corresponding changes to the Fund’s rebalance and/or reconstitution schedule.
Tracking Error Risk is the risk that the Fund’s performance may vary from the performance of the Underlying Index as a result of creation and redemption activity, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund's ability to adjust its exposure to required levels in order to track its Index or cause delays in the Underlying Index's rebalancing schedule. During any such delay, it is possible that the Underlying Index, and, in turn, the Fund will deviate from the Underlying Index's stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
Sampling Risk is the risk that the Fund’s use of a representative sampling approach may not work as intended and result in increased tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Underlying Index. Additionally, the use of a representative sampling approach may result in the Fund holding a smaller number of securities than the Underlying Index, and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Partici
pant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Underlying Index guaranteed. A security included in the Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund's holdings may not exhibit returns consistent with that characteristic or exposure.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Concentration Risk is the risk that, if the Fund is concentrated in a particular industry or group of industries, the Fund is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
Credit (or Default) Risk is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a TBA, repurchase or other

Northern Trust Disciplined Duration MBS ETF (cont.)

transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. The degree of credit risk depends on the issuer’s or counterparty’s financial condition and on the terms of the securities.
Debt Extension Risk is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•Futures Contracts Risk is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
•Options Contracts Risk Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correla tion risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.
Interest Rate/Maturity Risk is the risk that the value of the Fund’s fixed-income assets will decline because of rising interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. An increase in interest rates may cause investors to move out of fixed incomes securities on a large scale, which could adversely affect the price of fixed income securities, lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments. The average effective duration of the Fund’s portfolio securities may be longer or shorter than the average effective duration of the MBS of the Underlying Index. Although the Underlying Index is designed so that the average effective duration of the MBS represented in the Index generally will range between 3.25 and 4.25 years, there is no guarantee that it will do so. The Fund will continue to seek to track the Underlying Index. There is also the risk that the Fund may have a longer or shorter average effective duration than that of the MBS in the Underlying Index as a result of tracking error. A portfolio of securities with a longer average effective duration is generally considered to have a higher risk profile than a portfolio with a shorter average effective duration.
Liquidity Risk is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns. Illiquid investments may be

Northern Trust Disciplined Duration MBS ETF (cont.)

harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and/or purchasing and selling such investments, may be unable to achieve a high degree of correlation with the Underlying Index. Additionally, in adverse market conditions, the Fund’s market price may begin to reflect illiquidity or pricing uncertainty of the Fund’s portfolio securities. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV. At times, such differences may be significant.
Prepayment (or Call) Risk is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
TBA Transactions Risk is the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that the counterparty will fail to deliver the securities, exposing the Fund to further losses. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing (A) changes in the Fund’s performance from year to year, (B) how the Fund’s average annual returns compare with those of a broad-based securities market index and one or more style-specific indexes (reflecting the market segments in which the Fund invests), in that order. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting etfs.ntam.northerntrust.com.

Northern Trust Disciplined Duration MBS ETF (cont.)

Calendar Year Total Returns

For the period shown in the bar chart above:
Best Quarter (12/31/2023): 5.35%
Worst Quarter (3/31/2022): -4.53%
Average Annual Total Returns
(for the periods ended December 31, 2025)
	One Year	Five Year	Ten Year
Before Taxes	7.13%	0.48%	1.59%
After Taxes on Distributions	5.29%	-0.89%	0.24%
After Taxes on Distributions and Sale of Shares	4.19%	-0.23%	0.62%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%
Bloomberg U.S. MBS Index	8.58%	0.15%	1.59%
ICE BofA® Constrained Duration US Mortgage Backed Securities IndexSM*	7.46%	1.09%	2.08%
*
Prior to July 1, 2022, index returns reflect no deduction for fees, expenses or taxes. Effective July 1, 2022, index returns reflect no deduction for taxes, but include transaction costs, which may be higher or lower than the actual transaction costs incurred by the Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. NTI, a subsidiary of Northern Trust Corporation, serves as the Invest ment Adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day management of the Fund's portfolio. David M. Alongi, a Senior Vice President of NTI, Michael R. Chico, and Kevin O’Shaughnessy, each a Vice President of NTI, and Dmitri Artemiev, CFA, CAIA, a Senior Vice President of NTI, have served as Portfolio Managers of the Fund since June 2021, September 2020, May 2016, and July 2025, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at etfs.ntam.northerntrust.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the

Northern Trust Disciplined Duration MBS ETF (cont.)

broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Northern Trust Credit-Scored US
Corporate Bond ETF
(formerly, FlexShares® Credit-Scored US Corporate Bond Index Fund)
Ticker: SKOR

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust US Corporate Bond Quality Value IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.16%
Expense Reimbursement(1)	-0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.15%
(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.15%. This contractual limitation may not be terminated before March 1, 2027 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$15
3 Years	$51
5 Years	$89
10 Years	$204
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is designed to reflect the performance of a diversified universe of intermediate maturity, US-dollar denominated bonds of companies with investment grade credit quality, favorable valuations, and enhanced short-term and long-term solvency. Securities eligible for inclusion in the Underlying Index must meet the following criteria at each reconstitution of the Underlying Index: (a) they are issued in U.S. dollars; (b) they are publicly issued in the U.S. and registered with the SEC or eligible for resale under Rule 144A under the Securities Act of 1933; (c) they fall within a specified list of eligible security types; (d) they are either senior or subordinated debts; (e) they have a minimum credit rating of Baa3 or BBB-; (f) they have a final maturity of at least one year and up to (but not including) 10 years; and (g) they have $250 million or more in outstanding principal.
Once all eligible securities have been identified, the Underlying Index then follows a rules-based methodology to select and weight securities, subject to certain constraints

Northern Trust Credit-Scored US Corporate Bond ETF (cont.)

as described below, to optimize the Underlying Index’s exposure to a combined proprietary value score and a proprietary quality score, as determined by NTI acting in its capacity as index provider (“Index Provider”). Each of the value score and the quality score are based on various metrics obtained from company filings and recent price activity. The value score has multiple components, including: (a) valuation (e.g., to assess the relative value of the security versus other similar securities); (b) spread analysis (e.g., to assess the risk/return trade-off associated with each security versus other similar securities); and (c) solvency (e.g., to assess the corporation’s short term and long term solvency and also its risk of default). The quality score has three components: (i) management efficiency (e.g., corporate finance activities); (ii) profitability (e.g., reliability and sustainability of financial performance); and (iii) solvency. The primary objective of the optimization process is to maximize exposure to securities with the highest value and quality scores and to maintain a similar effective duration profile relative to the Underlying Index's eligible universe. In addition, the optimization process also includes security level, sector, issuer level, low value and quality, duration band, and turnover constraints to seek to manage systematic risk.
As of December 31, 2025, there were 2,581 issues in the Underlying Index. The Underlying Index is reconstituted monthly. The Fund generally reconstitutes its portfolio in accordance with the Underlying Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
The Fund generally will invest under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of its Underlying
Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on futures, to-be-announced (“TBA”) transactions, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2025, the Underlying Index was concentrated in the Financial sector. The components of the Underlying Index, and the degree to which these components represent certain industries or sectors, may change over time.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
Corporate Bond Risk. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates

Northern Trust Credit-Scored US Corporate Bond ETF (cont.)

rise, the value of corporate debt can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.
Quality-Value Score Risk is the risk that the Fund’s investment in companies whose securities are believed to be undervalued will not appreciate in value as anticipated or the past performance of companies that have exhibited quality characteristics does not continue. Although the Underlying Index is designed to measure the performance of a portfolio of bonds with certain characteristics, there is no assurance that the Underlying Index or Fund will be comprised of such securities or that the Underlying Index's optimization process will achieve the intended results.
Concentration Risk is the risk that, if the Fund is concentrated in a particular industry or group of industries, the Fund is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
•Financial Sector Risk is the risk that the financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.
Income Risk is the risk that the Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. Such events could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.
Index Risk is the risk that the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, the Underlying Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Additionally, the Fund rebalances and/or reconstitutes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance and/or reconstitution schedule will result in corresponding changes to the Fund’s rebalance and/or reconstitution schedule.
Tracking Error Risk is the risk that the Fund’s performance may vary from the performance of the Underlying Index as a result of creation and redemption activity, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund's ability to adjust its exposure to required levels in order to track its Index or cause delays in the Underlying Index's rebalancing schedule. During any such delay, it is possible that the Underlying Index, and, in turn, the Fund will deviate from the Underlying Index's stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
Sampling Risk is the risk that the Fund’s use of a representative sampling approach may not work as intended and result in increased tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Underlying Index. Additionally, the use of a representative sampling approach may result in

Northern Trust Credit-Scored US Corporate Bond ETF (cont.)

the Fund holding a smaller number of securities than the Underlying Index, and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Underlying Index guaranteed. A security included in the Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund's holdings may not exhibit returns consistent with that characteristic or exposure.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Credit (or Default) Risk is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a TBA, repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. The degree of credit risk depends on the issuer’s or counterparty’s financial condition and on the terms of the securities.
Debt Extension Risk is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•Futures Contracts Risk is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
•Options Contracts Risk Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correla

Northern Trust Credit-Scored US Corporate Bond ETF (cont.)

tion risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.
Interest Rate/Maturity Risk is the risk that the value of the Fund’s fixed-income assets will decline because of rising interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. An increase in interest rates may cause investors to move out of fixed incomes securities on a large scale, which could adversely affect the price of fixed income securities, lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments.
Liquidity Risk is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. Liquidity Risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and/or purchasing and selling such investments, may be unable to achieve a high degree of correlation with the Underlying Index. Additionally, in adverse market conditions, the Fund’s market price may begin to reflect illiquidity or pricing uncertainty of the Fund’s portfolio securities. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV. At times, such differences may be significant.
Rule 144A Securities Risk is the risk that limitations on the resale of Rule 144A securities may have an adverse effect on their marketability and may prevent the Fund from disposing of them promptly at reasonable prices. There can be no assurance that an active trading market will exist at any time for such securities. Transaction costs may be higher for Rule 144A securities, and such securities may be difficult to value and may have significant volatility.
Foreign Issuer Risk is the risk that U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable, becoming riskier and more volatile. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers as compared to domestic issuers.
Prepayment (or Call) Risk is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.

Northern Trust Credit-Scored US Corporate Bond ETF (cont.)

TBA Transactions Risk is the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that the counterparty will fail to deliver the securities, exposing the Fund to further losses. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance*
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing (A) changes in the Fund’s performance from year to year, (B) how the Fund’s average annual returns compare with those of a broad-based securities market index and one or more style-specific indexes (reflecting the market segments in which the Fund invests), in that order. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting etfs.ntam.northerntrust.com.
Calendar Year Total Returns

For the period shown in the bar chart above:
Best Quarter (6/30/2020): 8.08%
Worst Quarter (3/31/2022): -5.31%
Average Annual Total Returns
(for the periods ended December 31, 2025)
	One Year	Five Year	Ten Year
Before Taxes	8.00%	1.55%	3.28%
After Taxes on Distributions	5.94%	0.04%	1.89%
After Taxes on Distributions and Sale of Shares	4.70%	0.52%	1.92%
Bloomberg U.S. Aggregate Bond Index**	7.30%	-0.36%	2.01%
Bloomberg U.S. Intermediate Corporate Bond Index**	7.95%	1.60%	3.29%
Hybrid Northern Trust Credit-Scored US Corporate Bond IndexSM/Northern Trust US Corporate Bond Quality Value IndexSM***	7.99%	1.92%	3.69%
*
Effective May 1, 2020, the Fund’s principal investment strategies were revised.
**
Reflects no deduction for fees, expenses or taxes.
*** The hybrid index performance information reflects the performance of the Northern Trust Credit-Scored US Corporate Bond IndexSM (Previous Index) through April 30, 2020 and the Northern Trust US Corporate Bond Quality Value IndexSM thereafter. The Previous Index terminated as of May 1, 2020.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax

Northern Trust Credit-Scored US Corporate Bond ETF (cont.)

returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day management of the Fund's portfolio. Benjamin Gord, a Senior Vice President and Head of Fundamental Investment Strategies of NTI, Chaitanya Mandavakuriti, CFA, a Senior Vice President of NTI, and Manan Mehta, a Senior Vice President of NTI, have served as Portfolio Managers of the Fund since May 2023, March 2021 and July 2025, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at etfs.ntam.northerntrust.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Northern Trust Credit-Scored US Long
Corporate Bond ETF
(formerly, FlexShares® Credit-Scored US Long Corporate Bond Index Fund)
Ticker: LKOR

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust US Long Corporate Bond Quality Value IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.16%
Expense Reimbursement(1)	-0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.15%
(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.15%. This contractual limitation may not be terminated before March 1, 2027 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$15
3 Years	$51
5 Years	$89
10 Years	$204
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is designed to reflect the performance of a diversified universe of longer term maturity, US-dollar denominated bonds of companies with investment grade credit quality, favorable valuations, and enhanced short-term and long-term solvency. Securities eligible for inclusion in the Underlying Index must meet the following criteria at each reconstitution of the Underlying Index: (a) they are issued in U.S. dollars; (b) they are publicly issued in the U.S. and registered with the SEC or eligible for resale under Rule 144A under the Securities Act of 1933; (c) they fall within a specified list of eligible security types; (d) they are either senior or subordinated debts; (e) they have a minimum credit rating of Baa3 or BBB-; (f) they have a final maturity of 10 years or greater; and (g) they have $250 million or more in outstanding principal.
Once all eligible securities have been identified, the Underlying Index then follows a rules-based methodology to select and weight securities, subject to certain constraints as described below, to optimize the Underlying Index’s

Northern Trust Credit-Scored US Long Corporate Bond ETF (cont.)

exposure to a combined proprietary value score and a proprietary quality score, as determined by NTI acting in its capacity as index provider (“Index Provider”). Each of the value score and the quality score are based on various metrics obtained from company filings and recent price activity. The value score has multiple components, including: (a) valuation (e.g., to assess the relative value of the security versus other similar securities); (b) spread analysis (e.g., to assess the risk/return trade-off associated with each security versus other similar securities); and (c) solvency (e.g., to assess the corporation’s short term and long term solvency and also its risk of default). The quality score has three components: (i) management efficiency (e.g., corporate finance activities); (ii) profitability (e.g., reliability and sustainability of financial performance); and (iii) solvency. The primary objective of the optimization process is to maximize exposure to securities with the highest value and quality scores and to maintain a similar effective duration profile relative to the Underlying Index’s eligible universe. In addition, the optimization process also includes security level, sector, issuer level, low value and quality, duration band, and turnover constraints to seek to manage systematic risk.
As of December 31, 2025, there were 1,515 issues in the Underlying Index. The Underlying Index is reconstituted monthly. The Fund generally reconstitutes its portfolio in accordance with the Underlying Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
The Fund generally will invest under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of its Underlying
Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on futures, to-be-announced (“TBA”) transactions, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
Corporate Bond Risk is the risk the Fund faces because it invests primarily in bonds issued by corporations. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Northern Trust Credit-Scored US Long Corporate Bond ETF (cont.)

Quality-Value Score Risk is the risk that the Fund’s investment in companies whose securities are believed to be undervalued will not appreciate in value as anticipated or the past performance of companies that have exhibited quality characteristics does not continue. Although the Underlying Index is designed to measure the performance of a portfolio of bonds with certain characteristics, there is no assurance that the Underlying Index or Fund will be comprised of such securities or that the Underlying Index's optimization process will achieve the intended results.
Income Risk is the risk that the Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. Such events could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.
Index Risk is the risk that the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, the Underlying Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Additionally, the Fund rebalances and/or reconstitutes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance and/or reconstitution schedule will result in corresponding changes to the Fund’s rebalance and/or reconstitution schedule.
Tracking Error Risk is the risk that the Fund’s performance may vary from the performance of the Underlying Index as a result of creation and redemption activity, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund's ability to adjust its exposure to required levels in order to track its Index or cause delays in the Underlying Index's rebalancing schedule. During any such delay, it is possible that the Underlying Index, and, in turn, the Fund will deviate from the Underlying Index's stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
Sampling Risk is the risk that the Fund’s use of a representative sampling approach may not work as intended and result in increased tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Underlying Index. Additionally, the use of a representative sampling approach may result in the Fund holding a smaller number of securities than the Underlying Index, and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Northern Trust Credit-Scored US Long Corporate Bond ETF (cont.)

Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Underlying Index guaranteed. A security included in the Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund's holdings may not exhibit returns consistent with that characteristic or exposure.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Credit (or Default) Risk is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a TBA, repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. The degree of credit risk depends on the issuer’s or counterparty’s financial condition and on the terms of the securities.
Debt Extension Risk is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•Futures Contracts Risk is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
•Options Contracts Risk Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.
Concentration Risk is the risk that, if the Fund is concentrated in a particular industry or group of industries, the Fund is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.

Northern Trust Credit-Scored US Long Corporate Bond ETF (cont.)

Interest Rate/Maturity Risk is the risk that the value of the Fund’s fixed-income assets will decline because of rising interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. An increase in interest rates may cause investors to move out of fixed incomes securities on a large scale, which could adversely affect the price of fixed income securities, lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments.
Liquidity Risk is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. Liquidity Risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and/or purchasing and selling such investments, may be unable to achieve a high degree of correlation with the Underlying Index. Additionally, in adverse market conditions, the Fund’s market price may begin to reflect illiquidity or pricing uncertainty of the Fund’s portfolio securities. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV. At times, such differences may be significant.
Rule 144A Securities Risk is the risk that limitations on the resale of Rule 144A securities may have an adverse effect on their marketability and may prevent the Fund from disposing of them promptly at reasonable prices. There can be no assurance that an active trading market will exist at any time for such securities. Transaction costs may be higher for Rule 144A securities, and such securities may be difficult to value and may have significant volatility.
Foreign Issuer Risk is the risk that U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable, becoming riskier and more volatile. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers as compared to domestic issuers.
Prepayment (or Call) Risk is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
TBA Transactions Risk is the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that the counterparty will fail to deliver the securities, exposing the Fund to further losses. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses because of adverse market action, expenses or delays in

Northern Trust Credit-Scored US Long Corporate Bond ETF (cont.)

connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance*
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing (A) changes in the Fund’s performance from year to year, (B) how the Fund’s average annual returns compare with those of a broad-based securities market index and one or more style-specific indexes (reflecting the market segments in which the Fund invests), in that order. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting etfs.ntam.northerntrust.com.
Calendar Year Total Returns

For the periods in the bar chart above:
Best Quarter (12/31/2023): 13.91%
Worst Quarter (6/30/2022): -12.95%
Average Annual Total Returns
(for the periods ended December 31, 2025)
	One Year	Five Year	Ten Year
Before Taxes	7.27%	-2.75%	3.60%
After Taxes on Distributions	4.86%	-4.68%	1.60%
After Taxes on Distributions and Sale of Shares	4.26%	-2.83%	1.97%
Bloomberg U.S. Aggregate Bond Index**	7.30%	-0.36%	2.01%
Bloomberg Long U.S. Corporate Bond Index**	7.44%	-2.98%	3.42%
Hybrid Northern Trust Credit-Scored US Long Corporate Bond IndexSM/Northern Trust US Long Corporate Bond Quality Value IndexSM***	7.01%	-2.36%	4.16%
*
Effective May 1, 2020, the Fund’s principal investment strategies were revised.
**
Reflects no deduction for fees, expenses or taxes.
*** The hybrid index performance information reflects the performance of the Northern Trust Credit-Scored US Long Corporate Bond IndexSM (Previous Index) through April 30, 2020 and the Northern Trust US Long Corporate Bond Quality Value IndexSM thereafter. The Previous Index terminated as of May 1, 2020.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before

Northern Trust Credit-Scored US Long Corporate Bond ETF (cont.)

taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day management of the Fund's portfolio. Benjamin Gord, a Senior Vice President and Head of Fundamental Investment Strategies of NTI, Chaitanya Mandavakuriti, CFA, a Senior Vice President of NTI, and Manan Mehta, a Senior Vice President of NTI, have served as Portfolio Managers of the Fund since May 2023, March 2021 and July 2025, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at etfs.ntam.northerntrust.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Northern Trust High Yield Value-Scored
Bond ETF
(formerly, FlexShares® High Yield Value-Scored Bond Index Fund)
Ticker: HYGV

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust High Yield Value-Scored US Corporate Bond IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.37%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.38%
Expense Reimbursement(1)	-0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.37%
(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.37%. This contractual limitation may not be terminated before March 1, 2027 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$38
3 Years	$121
5 Years	$212
10 Years	$479
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 100% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is designed to reflect the performance of a diversified universe of high yield, U.S.-dollar denominated bonds of companies exhibiting favorable fundamental qualities, market valuations and liquidity, as defined by NTI’s proprietary scoring models. The securities included in the Underlying Index are a subset of the securities included in the Northern Trust High Yield US Corporate Bond IndexSM (the “Parent Index”), which is a market-capitalization weighted index comprised of U.S. dollar-denominated high yield corporate bonds.
The Underlying Index begins with the Parent Index and then follows a rules-based methodology to select and weight securities, subject to certain constraints, to optimize exposure to a proprietary value score, credit score, and liquidity score, each as determined by NTI acting in its capacity as index provider (“Index Provider”).
The core components of the proprietary value score and proprietary credit score are based on quantitative rankings of various metrics obtained from company filings and

Northern Trust High Yield Value-Scored Bond ETF (cont.)

recent price activity. The value score has multiple components, including: (a) valuation (e.g., to assess the relative value of the security versus other similar securities); (b) spread analysis (e.g., to assess the risk/return trade-off associated with each security versus other similar securities); and (c) solvency (e.g., to assess the corporation’s short term and long term solvency and also its risk of default). The credit score has three components: (i) management expertise (e.g., corporate finance activities); (ii) profitability (e.g., reliability and sustainability of financial performance); and (iii) solvency. The core components of the proprietary liquidity score are based on a quantitative ranking of security characteristics obtained from company filings. Examples of data sets utilized to determine the liquidity score include: (x) time to maturity (e.g., time until the security reaches its maturity date as measured in in years); (y) total issuer debt outstanding (e.g., the sum of all debt outstanding for a single corporate issuer); and (z) time since original issuance (e.g., the time that has elapsed since the security was originally issued as measured in years). The primary objective of the optimization process is to maximize exposure to the value score relative to the Underlying Index's eligible universe. In addition, the optimization process also includes issuer level, sector, effective duration, low credit and liquidity score, duration band, and turnover constraints to seek to manage systematic risk.
The inception date of the Underlying Index was April 30, 2018. As of December 31, 2025, there were 1,132 issues in the Underlying Index. The Underlying Index is reconstituted monthly. The Fund generally reconstitutes its portfolio in accordance with the Underlying Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI intends to use representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
The Fund generally will invest under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of its Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on futures, to-be-announced (“TBA”) transactions, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2025, the Underlying Index was concentrated in the Industrials sector. The components of the Underlying Index, and the degree to which these components represent certain industries or sectors, may change over time.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
High Yield Securities Risk is the risk that the Fund will be subject to greater credit risk, price volatility and risk of loss than if it invested primarily in investment grade securities,

Northern Trust High Yield Value-Scored Bond ETF (cont.)

which can adversely impact the Fund’s return and NAV. High yield securities are considered highly speculative and are subject to increased risk of an issuer’s inability to make principal and interest payments. The Underlying Index is designed to be comprised of securities with the potential for higher yields as compared to the overall high yield corporate bond market. As such, the Fund is expected to exhibit greater sensitivity to market fluctuations.
Distressed Securities Risk is the substantial risk of investing in distressed securities that is in addition to the risks of investing in non-investment grade securities generally. NTI defines securities issued by companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings as “distressed securities.” Distressed securities are speculative and involve a substantial risk that principal will not be paid. In addition, the Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. These securities may present a substantial risk of default. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Substantial Volatility Risk is the risk that the value of the securities in the Fund’s portfolio may fluctuate, sometimes rapidly and unpredictably at a greater level than the overall market. There is a risk that the Fund could have substantial volatility.
Value Score Risk is the risk that the Fund’s investment in companies whose securities are believed to be undervalued will not appreciate in value as anticipated. Although the Underlying Index is designed to measure a portfolio of bonds of companies with the potential for higher yields and less risk of insolvency relative to the Parent Index, there is no assurance that the Underlying Index or Fund will be comprised of such securities. Accordingly, the Fund may be subject to greater credit risk, price volatility and risk of loss relative to the Parent Index.
Concentration Risk is the risk that, if the Fund is concentrated in a particular industry or group of industries, the Fund is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
•Industrials Sector Risk is the risk that companies in the industrials sector may be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, and tax and governmental regulatory policies.
Income Risk is the risk that the Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Credit (or Default) Risk is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a TBA, repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. The degree of credit risk depends on the issuer’s or counterparty’s financial condition and on the terms of the securities.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions

Northern Trust High Yield Value-Scored Bond ETF (cont.)

caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. Such events could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.
Index Risk is the risk that the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, the Underlying Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Additionally, the Fund rebalances and/or reconstitutes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance and/or reconstitution schedule will result in corresponding changes to the Fund’s rebalance and/or reconstitution schedule.
Tracking Error Risk is the risk that the Fund’s performance may vary from the performance of the Underlying Index as a result of creation and redemption activity, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund's ability to adjust its exposure to required levels in order to track its Index or cause delays in the Underlying Index's rebalancing schedule. During any such delay, it is possible that the Underlying Index, and, in turn, the Fund will deviate from the Underlying Index's stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
Sampling Risk is the risk that the Fund’s use of a representative sampling approach may not work as intended and result in increased tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Underlying Index. Additionally, the use of a representative sampling approach may result in the Fund holding a smaller number of securities than the Underlying Index, and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Underlying Index guaranteed. A security included in the Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund's holdings may not exhibit returns consistent with that characteristic or exposure.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.

Northern Trust High Yield Value-Scored Bond ETF (cont.)

Debt Extension Risk is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•Futures Contracts Risk is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
•Options Contracts Risk Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.
High Portfolio Turnover Risk is the risk that active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.
Interest Rate/Maturity Risk is the risk that the value of the Fund’s fixed-income assets will decline because of rising interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. An increase in interest rates may cause investors to move out of fixed incomes securities on a large scale, which could adversely affect the price of fixed income securities, lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments.
Liquidity Risk is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. Liquidity Risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and/or purchasing and selling such investments, may be unable to achieve a high degree of correlation with the Underlying Index. Additionally, in adverse market conditions, the Fund’s market price may begin to reflect illiquidity or pricing uncertainty of the

Northern Trust High Yield Value-Scored Bond ETF (cont.)

Fund’s portfolio securities. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV. At times, such differences may be significant.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
Prepayment (or Call) Risk is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
TBA Transactions Risk is the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA trans actions also involve the risk that the counterparty will fail to deliver the securities, exposing the Fund to further losses. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing (A) changes in the Fund’s performance from year to year, (B) how the Fund’s average annual returns compare with those of a broad-based securities market index and one or more style-specific indexes (reflecting the market segments in which the Fund invests), in that order. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting etfs.ntam.northerntrust.com.

Northern Trust High Yield Value-Scored Bond ETF (cont.)

Calendar Year Total Returns

For the periods in the bar chart above:
Best Quarter (6/30/2020): 11.06%
Worst Quarter (3/31/2020): -14.42%
Average Annual Total Returns
(for the periods ended December 31, 2025)
	One Year	Five Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	7.89%	3.92%	5.11%	7/17/2018
After Taxes on Distributions	4.65%	0.77%	1.96%	—
After Taxes on Distributions and Sale of Shares	4.60%	1.58%	2.49%	—
Bloomberg Universal Index	7.58%	0.06%	2.38%
ICE BofA® US High Yield Index**	8.50%	4.50%	5.30%	—
Northern Trust High Yield Value-Scored US Corporate Bond IndexSM*	8.31%	5.02%	6.36%	—
*
Reflects no deduction for fees, expenses or taxes.
**
Prior to July 1, 2022, index returns reflect no deduction for fees, expenses or taxes. Effective July 1, 2022, index returns reflect no deduction for taxes, but include transaction costs, which may be higher or lower than the actual transaction costs incurred by the Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day management of the Fund's portfolio. Chaitanya Mandavakuriti, CFA, a Senior Vice President of NTI, Benjamin Gord, a Senior Vice President and Head of Fundamental Investment Strategies of NTI, Benjamin McCubbin, CFA, Vice President of NTI, and Manan Mehta, a Senior Vice President of NTI, have served as Portfolio Managers of the Fund since May 2023, May 2023, March 2025, and July 2025, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at etfs.ntam.northerntrust.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related

Northern Trust High Yield Value-Scored Bond ETF (cont.)

companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Northern Trust ESG & Climate
Investment Grade Corporate Core ETF
(formerly, FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund)
Ticker: FEIG

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust ESG & Climate Investment Grade U.S. Corporate Core IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.12%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.13%
Expense Reimbursement(1)	-0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.12%
(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.12%. This contractual limitation may not be terminated before March 1, 2027 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$12
3 Years	$41
5 Years	$72
10 Years	$165
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index, administered by NTI in its capacity as index provider (the “Index Provider”), is designed to reflect the performance of a selection of U.S.-dollar-denominated corporate bonds issued by companies that exhibit certain environmental, social and governance (“ESG”) characteristics in the aggregate, while also seeking to provide exposure to US dollar-denominated corporate bonds, i.e., the constituents in the Northern Trust Investment Grade U.S. Corporate Bond IndexSM (the “Eligible Universe”). The Northern Trust Investment Grade U.S. Corporate Bond IndexSM is a market-capitalization weighted index comprised of US dollar-denominated corporate bonds that (a) are publicly issued in the United States and registered with the SEC or eligible for resale under Rule 144A under the Securities Act of 1933, with or without registration rights, (b) are rated investment grade (i.e., rated at the time of inclusion in the Eligible Universe within the top four ratings categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”)), and (c) have, at each rebalance, (i) a final

Northern Trust ESG & Climate Investment Grade Corporate Core ETF (cont.)

time to stated maturity of at least one year and (ii) an outstanding principal balance of at least $250 million. The Fund does not have any portfolio maturity limitation and may invest its assets from time to time in instruments with varying maturities.
The Underlying Index starts by excluding certain companies from the Eligible Universe that, based on third-party data, are determined to have certain levels of controversial business involvement or behavior, including in tobacco, weaponry, thermal coal, unconventional oil and gas, and for-profit prisons, or to have caused, contributed to or are linked to certain violations of international norms and standards. Such exclusions are based on percentage of revenue thresholds for certain categories (e.g., those that receive significant revenue from production, retail and distribution of civilian weapons) and categorical exclusions for others (e.g., tobacco producers). The above-described exclusionary screens are applied with each reconstitution of the Underlying Index. The Index Provider may modify this list of excluded companies at any time, at its own discretion.
The Underlying Index next applies an optimization process to minimize variance to the Eligible Universe while also targeting certain ESG characteristics, which is designed to produce an index that, relative to the Eligible Universe: (a) has an aggregate higher scoring of certain ESG characteristics, as measured by the Northern Trust ESG Vector Score (“ESG Vector Score”) described below, (b) improves the carbon risk rating, as measured by certain carbon-related risk metrics, and (c) decreases the weighted average carbon intensity and potential emissions.
The ESG Vector Score is designed to rank companies based on their management of and exposure to material ESG metrics as defined by the Sustainability Accounting Standards Board (“SASB”) Standards. In addition, the Index Provider uses available data from Institutional Shareholder Services ESG Solutions to assess carbon emissions intensity, carbon reserves and a carbon risk rating. Carbon emissions intensity measures (i) direct greenhouse gas emissions from sources controlled or owned by the company (e.g., emissions associated with fuel combustion in boilers, furnaces, or vehicles); and (ii) indirect greenhouse gas emissions associated with the purchase of electricity, steam, heat or cooling against the company. Carbon reserves measure the total estimated greenhouse gas emissions attributable to a company’s fossil fuel reserve assets. The carbon risk rat ing provides an assessment of a company’s ability to mitigate the risks of transition to a lower carbon economy based on its specific baseline carbon risk exposure.
In the event that metrics or other data used to construct the ESG Vector Score as well as carbon emissions intensity, carbon reserves and/or the carbon risk rating are not available or otherwise deemed unreliable, NTI may make reasonable estimates or otherwise exercise its discretion to implement the optimization process.
Notwithstanding the optimization process, it is possible that the Underlying Index will include (and therefore the Fund could invest in) securities that, individually, have a lower ESG Vector Score, lower carbon risk rating, or higher emissions relative to the weighted average of the Eligible Universe. The optimization process also includes sector, country, turnover, issuer and constituent constraints so that these characteristics in the Underlying Index vary within acceptable bands relative to the Eligible Universe.
As of December 31, 2025, there were 4,138 issues in the Underlying Index. The Underlying Index is reconstituted monthly under normal market conditions. The Fund generally reconstitutes its portfolio in accordance with the Underlying Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts

Northern Trust ESG & Climate Investment Grade Corporate Core ETF (cont.)

and options on futures contracts, to-be-announced (“TBA”) transactions, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2025, the Underlying Index was concentrated in the Financial sector. The components of the Underlying Index, and the degree to which these components represent certain industries or sectors, may change over time.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
ESG Investment Risk is the risk that because the Index Provider includes and excludes issuers and assigns weights to issuers in the Underlying Index by applying non-financial factors, the Fund may underperform the broader equity market or other funds that do or do not use ESG factors, scores, or screens in their securities selection process, or use a different ESG methodology. The ESG methodology of the Underlying Index will affect the Fund’s exposure to certain companies and sectors and may adversely affect the Fund’s performance depending on whether such companies and sectors are in or out of favor. Although the Underlying Index is designed to measure a portfolio of companies with certain ESG characteristics, there is no assurance that every security in the Underlying Index or Fund will have ESG characteristics or that companies that have historically exhibited such characteristics will continue to exhibit such characteristics. There is also the risk that the Fund may have indirect exposure to companies that have been excluded from the Underlying Index through its use of certain derivative instruments.
Currently, there is a lack of common industry standards relating to the development and application of ESG criteria, which may make it difficult to compare the Fund’s principal investment strategies with the investment strategies of other funds that integrate certain ESG criteria. The subjective value that investors may assign to certain types of ESG characteristics may differ substantially from that of the assessment by the Index Provider or a data provider. Investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. A company included in the Underlying Index may not exhibit positive or favorable ESG characteristics. The companies selected by the Index Provider as demonstrating certain ESG characteristics may not be the same companies selected by other index providers or investment managers as exhibiting those characteristics.
The Index Provider relies on various sources of information regarding an issuer, including information that may be based on assumptions and estimates. ESG information from third-party data providers may be incomplete, inaccurate or unavailable. Neither the Fund nor NTI can offer assurances that the Underlying Index’s methodology or sources of information will provide an accurate assessment of the issuers of the securities included in the Fund’s Underlying Index. The Index Provider uses third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. Data can vary across providers or within industries. ESG standards differ by region and industry, and a company’s ESG practices or the Index Provider’s or data providers’ assessment of a company’s ESG practices may change over time. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective.

Northern Trust ESG & Climate Investment Grade Corporate Core ETF (cont.)

Corporate Bond Risk is the risk the Fund faces because it invests primarily in bonds issued by corporations. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.
Credit (or Default) Risk is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a TBA, repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. The degree of credit risk depends on the issuer’s or counterparty’s financial condition and on the terms of the securities.
Interest Rate/Maturity Risk is the risk that the value of the Fund’s fixed-income assets will decline because of rising interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. An increase in interest rates may cause investors to move out of fixed incomes securities on a large scale, which could adversely affect the price of fixed income securities, lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments.
Debt Extension Risk is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
Prepayment (or Call) Risk is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
Income Risk is the risk that the Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.

Northern Trust ESG & Climate Investment Grade Corporate Core ETF (cont.)

Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. Such events could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.
Liquidity Risk is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. Liquidity Risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and/or purchasing and selling such investments, may be unable to achieve a high degree of correlation with the Underlying Index. Additionally, in adverse market conditions, the Fund’s market price may begin to reflect illiquidity or pricing uncertainty of the Fund’s portfolio securities. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV. At times, such differences may be significant.
Rule 144A Securities Risk is the risk that limitations on the resale of Rule 144A securities may have an adverse effect on their marketability and may prevent the Fund from disposing of them promptly at reasonable prices. There can be no assurance that an active trading market will exist at any time for such securities. Transaction costs may be higher for Rule 144A securities, and such securities may be difficult to value and may have significant volatility.
Index Risk is the risk that the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, the Underlying Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Additionally, the Fund rebalances and/or reconstitutes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance and/or reconstitution schedule will result in corresponding changes to the Fund’s rebalance and/or reconstitution schedule.
Tracking Error Risk is the risk that the Fund’s performance may vary from the performance of the Underlying Index as a result of creation and redemption activity, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund's ability to adjust its exposure to required levels in order to track its Index or cause delays in the Underlying Index's rebalancing schedule. During any such delay, it is possible that the Underlying Index, and, in turn, the Fund will deviate from the Underlying Index's stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
Sampling Risk is the risk that the Fund’s use of a representative sampling approach may not work as intended and result in increased tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Underlying Index. Additionally, the use of a representative sampling approach may result in the Fund holding a smaller number of securities than the

Northern Trust ESG & Climate Investment Grade Corporate Core ETF (cont.)

Underlying Index, and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Underlying Index guaranteed. A security included in the Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund’s holdings may not exhibit returns consistent with that characteristic or exposure.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Concentration Risk is the risk that, if the Fund is concentrated in a particular industry or group of industries, the Fund is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
•Financial Sector Risk is the risk that the financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•Futures Contracts Risk is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
•Options Contracts Risk Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by

Northern Trust ESG & Climate Investment Grade Corporate Core ETF (cont.)

the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.
TBA Transactions Risk is the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that the counterparty will fail to deliver the securities, exposing the Fund to further losses. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing (A) changes in the Fund’s performance from year to year, (B) how the Fund’s average annual returns compare with those of a broad-based securities market index and one or more style-specific indexes (reflecting the market segments in which the Fund invests), in that order. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting etfs.ntam.northerntrust.com.
Calendar Year Total Returns

For the periods shown in the bar chart above:
Best Quarter (12/31/2023): 8.32%
Worst Quarter (3/31/2022): -7.45%
Average Annual Total Returns
(for the periods ended December 31, 2025)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	7.43%	-0.41%	9/20/2021
After Taxes on Distributions	5.32%	-2.03%	—
After Taxes on Distributions and Sale of Shares	4.36%	-1.02%	—
Bloomberg U.S. Aggregate Bond Index*	7.30%	-0.31%
Bloomberg US Corporate Total Return Value Unhedged Index*	7.77%	-0.15%	—
Northern Trust ESG & Climate Investment Grade US Corporate Core IndexSM*	7.54%	-0.16%	—
*
Reflects no deduction for fees, expenses or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retire

Northern Trust ESG & Climate Investment Grade Corporate Core ETF (cont.)

ment plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day management of the Fund's portfolio. Mousumi Chinara, CFA, a Vice President of NTI, Michael R. Chico and David M. Alongi, each a Senior Vice President of NTI, have served as Portfolio Managers of the Fund since July 2023, July 2023 and July 2024, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at etfs.ntam.northerntrust.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Fund Information

This Prospectus describes twenty-five (25) Funds, which are currently offered by the FlexShares® Trust (the “Trust”) and provides information you need to make an informed decision about investing in the Funds. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Funds is available at etfs.ntam.northerntrust.com.
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) is the investment adviser to each Fund. Shares of the Funds are listed for trading on NYSE Arca, Inc. (other than shares of the Northern Trust Credit-Scored US Corporate Bond ETF which are listed for trading on the Nasdaq Stock Market LLC (“Nasdaq”), and Northern Trust Morningstar US Market Factor Tilt ETF, Northern Trust US Quality Large Cap ETF, Northern Trust STOXX® US ESG Select ETF, Northern Trust STOXX® Global ESG Select ETF and Northern Trust Credit-Scored US Long Corporate Bond ETF, which are listed for trading on the Cboe BZX Exchange, Inc. (“Cboe BZX”). The market price for a share of a Fund may be different from that Fund’s most recent net asset value (“NAV”) per share.
Each Fund is designed to track an index. Each share of a Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of mutual funds, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Funds may be purchased or redeemed directly from the Funds at NAV solely by institutions that act as authorized participants (“Authorized Participants”). Also unlike shares of mutual funds, shares of the Funds are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
Each Fund may use a representative sampling or replication strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Fund’s Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity and yield) and liquidity measures similar to those of the Underlying Index. The
Fund may or may not hold all of the securities that are included in the Underlying Index. “Replication” is an indexing strategy in which a Fund invests in substantially all of the securities in its Underlying Index in approximately the same proportions as in the Underlying Index.
In addition to tracking the performance of an Underlying Index for each Fund, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies.
Each Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. Each Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in a Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while each Fund is an actual investment portfolio. The performance of a Fund and its respective Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of a Fund’s portfolio from that of its Underlying Index. NTI expects that, over time, each Fund’s tracking error will not exceed 5%. To the extent a Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. Tracking variance is monitored by the Investment Adviser at least quarterly by comparing the performance of the Underlying Index to the performance of the Fund. In the event the performance of a Fund is not comparable to the performance of its Underlying Index, the Board of Trustees of the Trust (the “Board of Trustees”) will evaluate the reasons for the deviation and the availability of corrective measures.
Each Fund’s investment objective and its respective Underlying Index may be changed without shareholder approval. Each Fund has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to

Additional Fund Information (cont.)

the Fund’s investment objective or its respective Underlying Index. If the Index Provider no longer calculates an Underlying Index of a Fund, if the Underlying Index is terminated for any reason, if the identity or the character of the Underlying Index is materially changed, or for any other reason determined by the Board of Trustees in good faith, the Board of Trustees determines that it is impracticable to substitute a replacement index, it will take whatever action is deemed to be in the best interests of the Fund’s shareholders.
On each business day, before commencement of trading on the Listing Exchange, each Fund will disclose on etfs.ntam.northerntrust.com the identities and quantities of each Fund’s portfolio holdings that will form the basis for each Fund’s calculation of NAV at the end of the business day.
Additional Information about the Northern Trust Developed Markets ex-US Quality Low Volatility ETF and Northern Trust ESG & Climate Developed Markets ex-US Core ETF. As of December 31, 2025, the Index Provider classifies the following as developed market countries outside of the U.S.: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom. The Index Provider determines the Large/Mid Cap companies within Developed Market countries at each Index reconstitution using the following methodology: Developed Market companies are sorted by their full market capitalization, and the full market capitalization of the smallest company within the top 85% of the cumulative float adjusted market capitalization is retained as the Initial Large/Mid Cap Threshold. Based on that threshold, Developed Market Large/Mid Cap companies are those with a market capitalization of at least 75% of the Initial Large/Mid Cap Threshold.
Additional Information about Northern Trust Emerging Markets Quality Low Volatility ETF. As of December 31, 2025, the Index Provider classifies the following as emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea,
Taiwan, Thailand, Turkey and United Arab Emirates. With regards to China, only shares of companies incorporated in mainland China that are listed on the Hong Kong Exchange or trading globally as a depositary receipt, are eligible for inclusion. The Index Provider determines the Large/Mid Cap companies within Emerging Market countries at each Index reconstitution using the following methodology: Developed Market companies are sorted by their full market capitalization, and the full market capitalization of the smallest company within the top 85% of the cumulative float adjusted market capitalization is retained as the Initial Large/Mid Cap Threshold. Based on that threshold, Emerging Market Large/Mid Cap companies are those with a market capitalization of at least 37.5% of the Initial Large/Mid Cap Threshold.

Additional Fund Information (cont.)

Additional Information About the Funds’ Principal Risks

All investments carry some degree of risk that will affect the value of a Fund’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Fund. This section takes a closer look at some of the Funds’ principal risks described under the “Fund Summary” for each Fund. A risk may still apply to a Fund although it is not a principal risk of investing in the Fund.
The table below lists the principal risks that are discussed in each “Fund Summary” above and in this section.

	Northern Trust US Quality Low Volatility ETF	Northern Trust Developed Markets ex-US Quality Low Volatility ETF	Northern Trust Emerging Markets Quality Low Volatility ETF	Northern Trust Morningstar US Market Factor Tilt ETF	Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF	Northern Trust Morningstar Emerging Markets Factor Tilt ETF	Northern Trust US Quality Large Cap ETF	Northern Trust STOXX® US ESG Select ETF	Northern Trust STOXX® Global ESG Select ETF	Northern Trust ESG & Climate US Large Cap Core ETF	Northern Trust ESG & Climate Developed Markets ex-US Core ETF	Northern Trust Morningstar Global Upstream Natural Resources ETF
Authorized Participant Concentration Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Calculation Methodology Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Cash Transactions Risk
Concentration Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Corporate Bond Risk
Credit (or Default) Risk
Debt Extension Risk
Depositary Receipts Risk		✓	✓		✓	✓			✓		✓	✓
Derivatives Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Distressed Securities Risk
Dividend Risk
Emerging Markets Risk			✓			✓						✓
Equity Securities Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
ESG Investment Risk								✓	✓	✓	✓
Foreign Issuer Risk
Foreign Securities Risk		✓	✓		✓	✓			✓		✓	✓
Geographic Risk		✓	✓		✓	✓			✓		✓	✓

Additional Fund Information (cont.)

	Northern Trust US Quality Low Volatility ETF	Northern Trust Developed Markets ex-US Quality Low Volatility ETF	Northern Trust Emerging Markets Quality Low Volatility ETF	Northern Trust Morningstar US Market Factor Tilt ETF	Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF	Northern Trust Morningstar Emerging Markets Factor Tilt ETF	Northern Trust US Quality Large Cap ETF	Northern Trust STOXX® US ESG Select ETF	Northern Trust STOXX® Global ESG Select ETF	Northern Trust ESG & Climate US Large Cap Core ETF	Northern Trust ESG & Climate Developed Markets ex-US Core ETF	Northern Trust Morningstar Global Upstream Natural Resources ETF
High Portfolio Turnover Risk
High Yield Securities Risk
Income Risk
Index Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Inflation Protected Security Risk
Interest Rate Risk
Interest Rate/Maturity Risk
Liquidity Risk
Low Volatility Risk	✓	✓	✓
Market Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Market Trading Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Mid and/or Small Cap Stock Risk	✓	✓	✓	✓	✓	✓			✓		✓	✓
MLP Risk
MLP Tax Risk
Momentum Risk							✓
Mortgage-Backed Pass-Through Securities Risk
Non-Diversification Risk										✓
Prepayment (or Call) Risk
Quality Factor Risk	✓	✓	✓				✓
Quality-Value Score Risk
Real Estate Securities Risk
REIT Risk
Rule 144A Securities Risk
Sampling Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Additional Fund Information (cont.)

	Northern Trust US Quality Low Volatility ETF	Northern Trust Developed Markets ex-US Quality Low Volatility ETF	Northern Trust Emerging Markets Quality Low Volatility ETF	Northern Trust Morningstar US Market Factor Tilt ETF	Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF	Northern Trust Morningstar Emerging Markets Factor Tilt ETF	Northern Trust US Quality Large Cap ETF	Northern Trust STOXX® US ESG Select ETF	Northern Trust STOXX® Global ESG Select ETF	Northern Trust ESG & Climate US Large Cap Core ETF	Northern Trust ESG & Climate Developed Markets ex-US Core ETF	Northern Trust Morningstar Global Upstream Natural Resources ETF
Securities Lending Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Substantial Volatility Risk
TBA Transactions Risk
Tracking Error Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
U.S. Government Securities Risk
Valuation Risk			✓		✓	✓			✓		✓	✓
Value Investing Risk				✓	✓	✓	✓
Value Score Risk
Volatility Risk

Additional Fund Information (cont.)

	Northern Trust STOXX® Global Broad Infrastructure ETF	Northern Trust Global Quality Real Estate ETF	Northern Trust Quality Dividend ETF	Northern Trust Quality Dividend Defensive ETF	Northern Trust International Quality Dividend ETF	Northern Trust International Quality Dividend Dynamic ETF	Northern Trust iBoxx® 3-Year Target Duration TIPS ETF	Northern Trust iBoxx® 5-Year Target Duration TIPS ETF	Northern Trust Disciplined Duration MBS ETF
Authorized Participant Concentration Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
Calculation Methodology Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
Cash Transactions Risk									✓
Concentration Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
Corporate Bond Risk
Credit (or Default) Risk							✓	✓	✓
Debt Extension Risk									✓
Depositary Receipts Risk	✓	✓			✓	✓
Derivatives Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
Distressed Securities Risk
Dividend Risk			✓	✓	✓	✓
Emerging Markets Risk	✓				✓	✓
Equity Securities Risk	✓	✓	✓	✓	✓	✓
ESG Investment Risk
Foreign Issuer Risk
Foreign Securities Risk	✓	✓			✓	✓
Geographic Risk	✓	✓			✓	✓
High Portfolio Turnover Risk
High Yield Securities Risk
Income Risk							✓	✓	✓
Index Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
Inflation Protected Security Risk							✓	✓
Interest Rate Risk	✓	✓

Additional Fund Information (cont.)

	Northern Trust STOXX® Global Broad Infrastructure ETF	Northern Trust Global Quality Real Estate ETF	Northern Trust Quality Dividend ETF	Northern Trust Quality Dividend Defensive ETF	Northern Trust International Quality Dividend ETF	Northern Trust International Quality Dividend Dynamic ETF	Northern Trust iBoxx® 3-Year Target Duration TIPS ETF	Northern Trust iBoxx® 5-Year Target Duration TIPS ETF	Northern Trust Disciplined Duration MBS ETF
Interest Rate/Maturity Risk							✓	✓	✓
Liquidity Risk									✓
Low Volatility Risk
Market Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
Market Trading Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
Mid and/or Small Cap Stock Risk	✓	✓	✓	✓	✓	✓
MLP Risk	✓
MLP Tax Risk	✓
Momentum Risk		✓
Mortgage-Backed Pass-Through Securities Risk									✓
Non-Diversification Risk
Prepayment (or Call) Risk							✓	✓	✓
Quality Factor Risk		✓	✓	✓	✓	✓
Quality-Value Score Risk
Real Estate Securities Risk		✓
REIT Risk	✓	✓
Rule 144A Securities Risk
Sampling Risk	✓	✓	✓	✓	✓	✓			✓
Securities Lending Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
Substantial Volatility Risk
TBA Transactions Risk							✓	✓	✓
Tracking Error Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
U.S. Government Securities Risk									✓

Additional Fund Information (cont.)

	Northern Trust STOXX® Global Broad Infrastructure ETF	Northern Trust Global Quality Real Estate ETF	Northern Trust Quality Dividend ETF	Northern Trust Quality Dividend Defensive ETF	Northern Trust International Quality Dividend ETF	Northern Trust International Quality Dividend Dynamic ETF	Northern Trust iBoxx® 3-Year Target Duration TIPS ETF	Northern Trust iBoxx® 5-Year Target Duration TIPS ETF	Northern Trust Disciplined Duration MBS ETF
Valuation Risk	✓	✓			✓	✓			✓
Value Investing Risk		✓
Value Score Risk
Volatility Risk			✓	✓	✓	✓

Additional Fund Information (cont.)

	Northern Trust Credit- Scored US Corporate Bond ETF	Northern Trust Credit- Scored US Long Corporate Bond ETF	Northern Trust High Yield Value-Scored Bond ETF	Northern Trust ESG & Climate Investment Grade Corporate Core ETF
Authorized Participant Concentration Risk	✓	✓	✓	✓
Calculation Methodology Risk	✓	✓	✓	✓
Cash Transactions Risk
Concentration Risk	✓	✓	✓	✓
Corporate Bond Risk	✓	✓		✓
Credit (or Default) Risk	✓	✓	✓	✓
Debt Extension Risk	✓	✓	✓	✓
Depositary Receipts Risk
Derivatives Risk	✓	✓	✓	✓
Distressed Securities Risk			✓
Dividend Risk
Emerging Markets Risk
Equity Securities Risk
ESG Investment Risk				✓
Foreign Issuer Risk	✓	✓
Foreign Securities Risk			✓	✓
Geographic Risk
High Portfolio Turnover Risk			✓
High Yield Securities Risk			✓
Income Risk	✓	✓	✓	✓
Index Risk	✓	✓	✓	✓
Inflation Protected Security Risk
Interest Rate Risk
Interest Rate/Maturity Risk	✓	✓	✓	✓
Liquidity Risk	✓	✓	✓	✓

Additional Fund Information (cont.)

	Northern Trust Credit- Scored US Corporate Bond ETF	Northern Trust Credit- Scored US Long Corporate Bond ETF	Northern Trust High Yield Value-Scored Bond ETF	Northern Trust ESG & Climate Investment Grade Corporate Core ETF
Low Volatility Risk
Market Risk	✓	✓	✓	✓
Market Trading Risk	✓	✓	✓	✓
Mid and/or Small Cap Stock Risk
MLP Risk
MLP Tax Risk
Momentum Risk
Mortgage-Backed Pass-Through Securities Risk
Non-Diversification Risk
Prepayment (or Call) Risk	✓	✓	✓	✓
Quality Factor Risk
Quality-Value Score Risk	✓	✓
Real Estate Securities Risk
REIT Risk
Rule 144A Securities Risk	✓	✓		✓
Sampling Risk	✓	✓	✓	✓
Securities Lending Risk	✓	✓	✓	✓
Substantial Volatility Risk			✓
TBA Transactions Risk	✓	✓	✓	✓
Tracking Error Risk	✓	✓	✓	✓
U.S. Government Securities Risk
Valuation Risk	✓	✓	✓	✓
Value Investing Risk
Value Score Risk			✓
Volatility Risk

Additional Fund Information (cont.)

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with a Fund. The Funds have a limited number of institutions that act as Authorized Participants and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to a Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened for a Fund if it invests in non-U.S. securities or other securities or instruments that are less widely traded. Such securities or instruments often involve greater settlement and operational issues and capital costs for Authorized Participants.
Calculation Methodology Risk. The Funds’ Underlying Indexes rely on various sources of information to assess the criteria of issuers included in the Indexes, including information that may be based on assumptions and estimates. Neither the Funds, the Index Provider nor the Investment Adviser can offer assurances that an Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Errors in respect of the quality, accuracy and completeness of the data used to compile an Underlying Index may occur from time to time and may not be identified and corrected by an Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Gains, losses or costs associated with errors of an Index Provider or its agents will generally be borne by the applicable Fund and its shareholders. Unusual market conditions may also cause an Index Provider to postpone a scheduled rebalance to an Underlying Index, which could cause the Underlying Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents of the Underlying Index that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. Apart from scheduled rebalances, an Index Provider or its agents may also carry out additional ad hoc rebalances to an Underlying Index in order to, for example, reach certain weighting constraints, account for unusual market conditions or correct an error in the selection of index constituents.
A security included in an Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund’s holdings may not exhibit returns consistent with that characteristic or exposure.
Cash Transactions Risk. Paying redemption proceeds entirely in cash rather than through in-kind delivery of portfolio securities may require a Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause a Fund to sell a security or other financial instrument and recognize a capital gain or loss that might not have been incurred if it had not effected a redemption order entirely for cash. As a result, a Fund may pay out higher or lower annual capital gains distributions than ETFs that meet redemption orders entirely in-kind with portfolio securities. The use of all cash creations and redemption orders may also cause a Fund’s shares to trade in the secondary market at wider bid-ask spreads and/or greater premiums or discounts to the Fund’s NAV. To the extent that the maximum additional variable charge for cash creation or cash redemption transactions is insufficient to cover the transaction costs of purchasing or selling portfolio securities, a Fund’s performance could be negatively impacted.
Concentration Risk. A fund concentrated in an industry or group of industries is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
•Financial Sector Risk. Companies in the U.S. and non-U.S. financials sector of the economy, including those in the banking industry, are often subject to extensive

Additional Fund Information (cont.)

governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation on any individual financial company, the banking industry or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability.
In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions have failed, have merged with stronger institutions or have had significant government infusions of capital. Instability in the financial markets has caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates.
•Natural Resources Sector Risk. Funds investing in companies engaged in natural resources activities and may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund’s securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources may also fluctuate directly with respect to real and perceived inflationary trends and various economic and political developments. Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the U.S. are subject to significant federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.
Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, the impact of interest rates and inflation on production and demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are involved in the transportation processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
•Information Technology Sector Risk. Investments in technology securities present special risk considerations. Technology companies may produce or use

Additional Fund Information (cont.)

products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Competitive pressures in the technology industry, both domestically and internationally, may affect negatively the financial condition of technology companies, and a substantial investment in technology securities may subject a Fund to more volatile price movements than a more diversified securities portfolio. In certain instances, technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent and new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. In addition to the foregoing risks, technology companies operating in the health sciences and healthcare sector may be subject to product liability litigation. As a result of these and other reasons, investments in the technology industry can experience sudden and rapid appreciation and depreciation.
In addition, a Fund may make substantial investments in companies that develop or sell computer hardware or software and peripheral products, including computer components, which present additional risks. These companies are often dependent on the existence and health of other products or industries and face highly competitive pressures, product licensing, trademark and patent uncertainties and rapid technological changes, which may have a significant effect on their financial condition. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth.
•Infrastructure-Related Companies Risk. Investments in infrastructure-related companies have greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, the effects of surplus capacity, increased competition from other providers of services in a developing deregulatory environment, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related companies may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, government budgetary constraints, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Other factors that may affect the operations of infrastructure-related companies include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due to a company’s operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets.
•Industrials Sector Risk. Changes in government regulation, particularly with respect to the environment, world events and economic conditions may adversely affect the companies operating in the industrials sector. These companies are at risk for environmental damage claims and product liability claims. Industrial companies also may be adversely affected by events that cause commodity price volatility, changes in exchange rates, imposition of import or export controls, increased competition, depletion of resources, technological developments, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general. Companies in the industrials sector tend to significantly rely on government demand for their

Additional Fund Information (cont.)

products and services and may be adversely affected by decreases in government spending.
Corporate Bond Risk. Corporate bonds are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt can be expected to decline. Bonds with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.
Credit (or Default) Risk. An issuer or guarantor of debt instruments or the counterparty to a derivatives contract, TBA agreement or repurchase agreement may be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is a chance that a portfolio holding of a Fund will have its credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of the issuer’s creditworthiness may worsen, which may reduce a Fund’s income level, impair a Fund’s liquidity and cause rapid, significant deterioration in NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. The degree of credit risk depends on the issuer’s or counterparty’s financial condition and on the terms of the securities.
In addition, there is no assurance that securities or companies issuing debt that has historically exhibited fundamentals consistent with investment grade ratings will continue to exhibit such fundamentals.
Debt Extension Risk. During periods of rising interest rates, an issuer will exercise its right to pay principal on certain debt securities held by a Fund later than expected. This will cause the value of the security, and the Fund's NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
Depositary Receipts Risk. Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose a Fund to additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts. Some institutions issuing depositary receipts may not be sponsored by the issuer. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored depositary receipt.
Derivatives Risk. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices and may be leveraged. Derivatives include options, total rate of return swaps, currency swaps, equity swaps, interest rate swaps, forward foreign currency exchange contracts and futures contracts, options on futures contracts, structured securities such as collateralized mortgage obligations and other types of asset-backed securities, “stripped” securities and various floating rate instruments. The Funds may use these instruments to help them track their respective Underlying Indexes.
An investment in derivatives can be more sensitive to changes in interest rates and sudden fluctuations in market prices than conventional securities. Investments in derivative instruments, which may be leveraged, may result in losses exceeding the amounts invested. A Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Engaging in derivative transactions involves special risks, including that:
(a) the Fund’s derivatives position will lose value;
(b) the counterparty to the transaction will default;
(c) the value of the derivative instrument will decline more than the value of the assets on which it is based;

Additional Fund Information (cont.)

(d) the Fund will be unable to sell its position because of lack of market depth or disruption;
(e) the value of a derivative instrument will be difficult to determine; and
(f) loss will occur as a result of inadequate systems or human error.
Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the Investment Adviser is accurate.
Entering into derivatives contracts may cause a Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities, and may also cause a Fund to realize losses on offsetting or terminated derivative contracts or special transactions.
Forward foreign currency contracts. A forward foreign currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate. There can be no assurance that appropriate foreign currency transactions will be available for the Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. Also, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.
Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. The institutions that deal in forward foreign currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.
Futures contracts and options on futures contracts. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.
Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund’s securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the Investment Adviser to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.
Swaps. Swap agreements may be structured in different ways. Swaps allow a fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Currency swaps are contracts that obligate a Fund and another party to exchange their rights to pay or receive specified amounts of currency. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative instruments, swaps can be highly volatile. If the Investment Adviser is

Additional Fund Information (cont.)

incorrect in its forecasts of market values and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, a Fund may not be able to terminate its obligations when desired. In addition, if a Fund is obligated to pay the return under the terms of a total rate of return swap, Fund losses due to unanticipated market movements potentially are unlimited. A Fund also may suffer a loss if the other party to a transaction defaults.
Options. Options contracts may relate to particular securities, foreign and domestic stock indexes, financial instruments, foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A Fund may “cover” a call option by owning the security underlying the option or through other means. Put options written by a Fund are “secured” if the Fund maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.
An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) on an asset in the future at an agreed upon price prior to the expiration date of the option. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations.
A Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.
Distressed Securities Risk. Distressed securities are speculative and involve substantial risks in addition to the risks of investing in non-investment grade bonds. NTI defines securities issued by companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings as “distressed securities.” A Fund investing in distressed securities will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid and present a substantial risk of default. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Typically, such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. There is even a potential risk of loss by the Fund of its entire investment in such securities. There are a number of significant risks inherent in the bankruptcy process. A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. Many factors of the bankruptcy process, including court decisions, the size and priority of other claims, and the duration and costs of the bankruptcy process, are beyond the control of the Fund and can adversely affect the Fund’s return on investment. For example, a court could invalidate or subordinate a debt obligation of, or reclaim amounts paid by a debtor to, the Fund. To the extent that any such payments are recaptured from the Fund, the resulting loss will be borne by the Fund and its investors. NTI, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be no assurance that NTI’s participation would yield favorable results for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment.
Dividend Risk. An issuer of stock held by a Fund may choose not to declare a dividend or the dividend rate might

Additional Fund Information (cont.)

not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. A Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.
Emerging Markets Risk. The risks of foreign investment are increased when the issuer is located in a country with an emerging economy or securities market. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability, and impose more governmental limitations on foreign investments, than more developed countries. The securities laws of emerging market countries may be relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Global factors and foreign actions may inhibit the flow of foreign capital on which a country is dependent to sustain its growth. In general, securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, and have problems with securities registration and custody. These securities markets also have less government regulation and are not subject to as stringent regulatory, disclosures, accounting, auditing, recordkeeping, financial and other reporting requirements as the securities markets of more developed countries. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and also may be unable to complete transactions during market disruptions. As a result of these a Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents.
Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation,

Additional Fund Information (cont.)

nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries. Emerging markets countries also may have less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property, such as bankruptcy. The ability to bring and enforce actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and shareholder claims may be difficult or impossible to pursue.
A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund. Emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that a Fund could in the future become subject to local tax liabilities that had not been anticipated in valuing its assets or making investments.
Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to the Funds.
The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.
The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Funds’ investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Funds’ investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.
A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments.
From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, a Fund will be indirectly subject to those risks.

Additional Fund Information (cont.)

There is significant uncertainty regarding how recent wars between Russia and Ukraine in Europe and Hamas and Israel in the Middle East will evolve. The resulting market disruptions and volatility are impossible to predict, but could be significant and have an adverse effect on certain Fund investments as well as Fund performance and liquidity.
Equity Securities Risk. Equity securities are subject to changes in value that may be attributable to market perception of a particular issuer, general stock market fluctuations that affect all issuers, or as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The equity securities owned by a Fund may be more volatile and underperform other asset classes and the general securities markets.
ESG Investment Risk. The Index Provider includes and excludes issuers and assigns weights to issuers in a Fund’s Underlying Index by applying non-financial factors; therefore, a Fund may underperform the broader financial markets or other funds that do or do not use ESG factors, scores, or screens in their securities selection process, or use a different ESG methodology. The ESG methodology of the Underlying Index will affect the Funds’ exposure to certain companies, sectors, regions and countries and may adversely affect the Fund’s performance depending on whether such investments are in or out of favor. Although each Underlying Index is designed to measure a portfolio of companies with certain ESG characteristics, there is no assurance that every security in an Underlying Index or a Fund will have ESG characteristics or that companies that have historically exhibited such characteristics will continue to exhibit such characteristics. There is also the risk that a Fund may have indirect exposure to companies that have been excluded from the Underlying Index through its use of certain derivative instruments.
Currently, there is a lack of common industry standards relating to the development and application of ESG criteria, which may make it difficult to compare the Funds’ principal investment strategies with the investment strategies of other funds that integrate certain ESG criteria. The subjective value that investors may assign to certain types of ESG characteristics may differ substantially from that of the assessment by the Index Provider or a data provider. Investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in companies that do not reflect the beliefs and values of any particular investor. A company included in the Underlying Index may not exhibit positive or favorable ESG characteristics. The companies selected by the Index Provider as demonstrating certain ESG characteristics may not be the same companies selected by other index providers or investment managers as exhibiting those characteristics.
The Index Provider relies on various sources of information regarding an issuer, including information that may be based on assumptions and estimates. ESG information from third-party data providers may be incomplete, inaccurate or unavailable. Neither the Funds nor NTI can offer assurances that the Underlying Index’s methodology or sources of information will provide an accurate assessment of the issuers of the securities included in a Fund’s Underlying Index. The Index Provider uses third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. Data can vary across providers or within industries. ESG standards differ by region and industry, and a company’s ESG practices or the Index Provider’s or data providers’ assessment of a company’s ESG practices may change over time. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on a Fund's ability to invest in accordance with its investment policies and/or achieve its investment objective.
Foreign Issuer Risk is the risk that U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable, becoming riskier and more volatile. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may

Additional Fund Information (cont.)

be less reliable and publicly available financial and other information about such issuers as compared to domestic issuers.
Foreign Securities Risk. Foreign securities fluctuate in price because of political, financial, social, environmental and economic events in foreign countries (including, for example, military confrontations, war and terrorism). In addition, foreign securities may lose value and a Fund may be adversely impacted by restrictions placed on U.S. investors by U.S. regulations governing foreign investments. Foreign securities also could lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities. Foreign securities are sensitive to changes in interest rates.
Foreign securities are sensitive to changes in interest rates. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events that otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.
Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity and more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, trade restrictions (including tariffs), or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.
To the extent that the underlying securities and/or other assets held by a Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security (i.e., a Fund’s quote from the closed foreign market). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s underlying securities and/or other assets trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.
Geographic Risk If a fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an economic, business or political development affecting that country or region may affect the value of the fund’s investments more than if the fund’s investments were not so concentrated in such country or region.
•Canada Investment Risk is the risk that the Fund is particularly sensitive to political, economic and social conditions in affecting Canada. The Canadian economy is especially dependent on the demand for, and supply of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources, particularly the production of metals. Any adverse events that affect Canada's major industries may have

Additional Fund Information (cont.)

a negative impact on the overall Canadian economy and the Fund.
•China Investment Risk. Investment exposure to China subjects a Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The Chinese government has in the past undertaken reform of economic and market practices and expansion of the sphere for private ownership of property in China. However, the Chinese government may own or control many private companies, and may restrict foreign ownership of Chinese corporations and/or repatriate assets by foreign investors. The Chinese government has also implemented various measures from time to time to control inflation and restrain the rate of economic growth. More recently, the Chinese economy has experienced deflation and a significant slowdown in growth, including declines in property values and increased defaults, weak consumer demand, increased youth unemployment and declines in exports and manufacturing. It is unclear whether policies attempting to increase growth and stabilize the housing market will be successful. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. The Chinese government maintains a major role in economic policymaking and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.
Complex geopolitical tensions, internal social unrest, or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. A reduction in spending on Chinese products and services, supply chain diversification, institution of tariffs or other trade barriers, trade or political disputes with China’s major trading partners, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
In addition, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. These or similar outbreaks could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.
In addition, trade relations between the U.S. and China have recently been strained. The ongoing trade dispute, imposition of tariffs and deterioration of trade relations between China and the U.S. continues to introduce uncertainty into the Chinese economy and may result in market volatility, reductions in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. Worsening trade relations between the two countries also could adversely impact the Funds to the extent that the Chinese government restricts foreign investments in on-shore Chinese companies or the U.S. government restricts investments by

Additional Fund Information (cont.)

U.S. investors in China. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value and liquidity of such securities held by the Fund.
Investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”), which uses contractual arrangements to provide exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. Investments in VIEs may pose additional risks because the investment is made through an intermediary shell company that has entered into service and other contracts with the underlying Chinese operating company in order to provide investors with exposure to the operating company, and therefore does not represent equity ownership in the operating company. As a result, such investment may limit the rights of an investor with respect to the underlying Chinese operating company. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, historically the structure has not been formally recognized under Chinese law. The CSRC released new rules and implementing guidelines that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules may cause Chinese companies to undergo greater scrutiny and may make the process to create and/or operate VIEs more difficult and costly. Further, while the rules and implementing guidelines do not prohibit the use of VIE structures, they do not serve as a formal endorsement by the Chinese government. There is a risk that the Chinese government may cease to tolerate VIEs at any time, and any guidance or further rulemaking prohibiting or restricting these structures, generally or with respect to specific industries, would likely cause the VIE-structured holding (s) to suffer significant, detrimental, and possibly permanent loss, and in turn, adversely affect a Fund’s returns and net asset value. The future of the VIE structure generally and with respect to certain industries remains uncertain.
•India Investment Risk is the risk associated with investments in companies located or operating in India, such as political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets, which may result in higher potential for losses. Specifically, India’s strained relations with neighboring countries like Pakistan and China could result in geopolitical risk that has an adverse impact on the Indian economy and stock market. In addition, the Reserve Bank of India (“RBI”) has imposed limits on foreign ownership of Indian securities, which may limit the amount the Fund can invest in certain types of companies. Further, certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India, the RBI, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before the Fund can make investments in the securities of Indian companies. Capital gains from Indian securities may be subject to local taxation. Indian regulatory or tax requirements may result in increased tracking error.
•Japan Investment Risk. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could negatively impact Japanese issuers. In recent times, Japan’s economic growth rate has remained low, lagging that of its Asian neighbors and other major developed economies, and it may remain low in the future. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become

Additional Fund Information (cont.)

an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. In addition, Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanic eruptions, typhoons and tsunamis, and is economically sensitive to environmental events. Any such event may negatively affect the securities of Japanese companies held by a Fund.
•South Korea Investment Risk. Investments in South Korean issuers involve risks that are specific to South Korea, including legal, regulatory, political, currency, security, environmental and economic risks. Substantial political tensions exist between North Korea and South Korea. Escalated tensions involving the two nations and the outbreak of hostilities between the two nations, or even the threat of an outbreak of hostilities, may have a severe adverse effect on the South Korean economy. In addition, South Korea's economic growth potential has recently been on a decline because of a rapidly aging population and structural problems, among other factors. The South Korean economy is heavily reliant on trading exports, and disruptions or decreases in trade activity could lead to further declines. The South Korean economy's dependence on the economies of Asia and the U.S. means that a reduction in spending by these economies on South Korean products and services, or negative changes in any of these economies, may cause an adverse impact on the South Korean economy and, therefore, on a Fund's investments. South Korea also is dependent on foreign sources for its energy needs. A significant increase in energy prices could have an adverse impact on South Korea's economy. In addition, South Korea is located in a part of the world that has historically been prone to natural disasters such as earthquakes, hurricanes and tsunamis, and is economically sensitive to environmental events. Any such event may negatively affect the securities of South Korean companies held by a Fund.
•Taiwan Investment Risk. Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries. These tensions may materially affect the Taiwanese economy and its securities market. Taiwan’s economy is export-oriented, so reductions in spending on Taiwanese products and services, labor shortages, institution of tariffs or other trade barriers, or a downturn in any of the economies of Taiwan’s key trading partners, including the United States, may have an adverse impact on the Taiwanese economy and the values of Taiwanese companies. In addition, rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy. Taiwan’s economy is also intricately linked with the economies of other Asian countries. As a result, political and social unrest in these other Asian countries could cause further economic and market uncertainty in Taiwan. Further, Taiwan is a small island state with few raw material resources and limited land area; therefore, it relies heavily on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Taiwanese economy.
High Portfolio Turnover Risk. A high portfolio turnover rate is likely to involve higher brokerage commissions and other transaction costs, which could reduce a Fund’s return. It also may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a Fund with less active trading policies.
High Yield Securities Risk. Non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Funds’ return and NAV. High yield securities are considered highly speculative and are subject to the increased risk of an issuer’s inability to make principal and interest payments.
The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than

Additional Fund Information (cont.)

higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investments by the Funds in defaulted securities pose additional risk of loss should non-payment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Funds of its initial investment and any anticipated income or appreciation will be uncertain. The Funds also may incur additional expenses in seeking recovery on defaulted securities.
The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and the Funds’ ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for the Funds to obtain precise valuations of such securities in its portfolio.
Income Risk. A Fund’s income may decline when interest rates fall. This decline can occur because a Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in each Fund’s respective Underlying Index are substituted, or a Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in a Fund’s Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
If a Fund invests in Treasury Inflation-Protected Securities (“TIPS”), the Fund’s income may decline due to a decline in inflation (or deflation). If there is deflation, the principal value of inflation-linked securities, such as TIPS, will be adjusted downward, and consequently the interest payments (calculated with respect to a smaller principal amount) will be reduced. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less income on the security than on a conventional bond.
Index Risk. Because the Funds are not actively managed, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming, because unlike many investment companies, the Funds do not utilize an investing strategy that seeks returns in excess of an index. Additionally, each Fund rebalances and/or reconstitutes its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance and/or reconstitution schedule will result in corresponding changes to the Fund’s rebalance and/or reconstitution schedule.
Inflation-Protected Securities Risk. The value of inflation-indexed debt securities are subject to the effects of changes in real interest rates that may change as a result of different factors. In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and increase when real interest rates decrease. Interest payments on inflation-indexed securities will vary along with changes in the Consumer Price Index for All Urban Consumers (CPI-U) before seasonal adjustment (calculated by the Bureau of Labor Statistics). Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. There can be no assurance that the inflation index used (i.e., CPI-U) will accurately measure the price increase of a certain good or service. Increases in the principal value of TIPS due to inflation are considered taxable ordinary income for the amount of the increase in a calendar year.
Interest Rate Risk. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors’ collective perceptions of

Additional Fund Information (cont.)

future earnings, the value of a Fund may decline when investors anticipate or experience rising interest rates.
Interest Rate/Maturity Risk. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. A fixed-income security’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five-year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five-year duration may be expected to fall approximately five percent. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Certain factors, such as the presence of call features, may cause a particular fixed-income security, or a Fund as a whole, to exhibit less sensitivity to changes in interest rates. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates.
A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). An increase in interest rates may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments.
Liquidity Risk. To the extent a Fund invests in illiquid investments or investments that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid investments at an advantageous time or price. Liquid investments may become illiquid after purchase by a Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if a Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, or a redemption request by a large shareholder (such as a seed investor), and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid investments and/or purchasing and selling such investments, may be unable to achieve a high degree of correlation with the Fund’s Underlying Index. Additionally, in adverse market conditions, a Fund’s market price may begin to reflect illiquidity or pricing uncertainty of a Fund’s portfolio securities. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV. At times, such differences may be significant.
Low Volatility Risk. There is no guarantee that an Underlying Index that is designed to have overall volatility that is lower than that of its Parent Index will be successful. Securities or other assets in the portfolios of the Northern Trust US Quality Low Volatility ETF, Northern Trust Developed Markets ex-US Quality Low Volatility ETF and Northern Trust Emerging Markets Quality Low Volatility ETF may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. Events or financial circumstances affecting individual securities or sectors may increase the volatility of a Fund. The price of a security may fluctuate due to factors affecting markets generally or particular industries. The market prices of the securities or other assets in a Fund’s portfolio may fluctuate, sometimes rapidly and unpredictably. A Fund will continue to seek to track the Underlying

Additional Fund Information (cont.)

Index even if the Underlying Index does not have lower overall volatility than the Parent Index. There is also the risk that a Fund may experience volatility greater than that of its Parent Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.
Market Risk. The value of a Fund’s investments may increase or decrease in response to expected real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by a Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equities market or adverse investor sentiment. Local, regional or global events such as financial institution failures, war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market or other events could have a significant impact on a Fund and its investments. Such events could result in a Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. These risks may be magnified if certain events or developments adversely interrupt the global supply chain. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally. The value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in the market prices of a Fund’s shares in response to market movements, and over longer periods during market downturns.
Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of a Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.
An outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted at times in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancellations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future, could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time. Health crises caused by the recent outbreak may heighten other preexisting political, social and economic risks in a country or region. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and dramatically lower interest rates. Certain of

Additional Fund Information (cont.)

those policy changes are being implemented or considered in response to the coronavirus outbreak. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. In the event of a pandemic or an outbreak, there can be no assurance that the Funds and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Investment Adviser relies, and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent a Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase a Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for a Fund’s underlying index or benchmark index, adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, negatively impact a Fund’s performance, and cause losses on your investment in a Fund. During periods of market disruption or other abnormal market conditions, a Fund’s exposure to the risks described elsewhere in this Prospectus will likely increase. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index or cause delays in the Underlying Index’s rebalancing or rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the Fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
Because each Fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Market Trading Risks
Absence of Active Market
Although the shares of the Funds described in this Prospectus are listed for trading on a listing exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such shares will be developed or maintained.
Lack of Market Liquidity
Secondary market trading in Fund shares may be halted by a listing exchange because of market conditions or for other reasons. In addition, trading in Fund shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of a Fund will continue to be met or will remain unchanged.
Shares of the Funds May Trade at Prices Other Than NAV
Shares of the Funds may trade at, above or below their most recent NAV. The per share NAV of each Fund is calculated at the end of each business day and fluctuates with changes in the market value of such Fund’s holdings since the prior most recent calculation. The trading prices of a Fund’s shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of a Fund’s holdings. The trading prices of a Fund’s shares may deviate significantly from NAV during periods of market volatility. These factors, among others, may lead to a Fund’s shares trading at a premium or discount to NAV. While the creation/redemption feature is designed to make it likely that a Fund’s shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with a Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions including disruptions at market makers, Authorized Participants, or market participants or during periods of significant volatility, may result in trading prices

Additional Fund Information (cont.)

that differ significantly from NAV. For example, during a “flash crash,” the market prices of a Fund's shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in Fund shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell Fund shares at these temporarily low market prices. If a shareholder purchases at a time when the market price of a Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses that are in addition to any losses caused by a decrease in NAV.
Since foreign exchanges may be open on days when certain Funds do not price their shares, the value of the securities in these Funds’ portfolios may change on days when shareholders will not be able to purchase or sell the Funds’ shares.
Secondary Market Trading Risk
A Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund), and are generally lower if shares of a Fund have more trading volume and market liquidity and higher if shares of the Fund have little trading volume and market liquidity. In stressed market conditions, the market for a Fund’s shares may become less liquid in response to declining liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of the Fund’s shares and their underlying value.
Mid and Small Cap Stock Risk. Stock prices of smaller companies may be more volatile than those of larger companies and therefore the share price of a Fund that invests mostly in smaller companies may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of smaller companies are generally more vulnerable than those of large-capitalization companies to adverse business and economic developments. The stocks of smaller companies may be thinly traded. In addition, smaller companies are typically less stable financially than larger, more established companies and may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Smaller companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products.
MLP Risk. An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation or storage (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership and the potential for a conflict of interest exists between common unit holders and a particular MLP’s limited partners. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments. MLPs may also be sensitive to changes in interest rates and during periods of interest rate volatility, may not provide attractive returns.
MLP Tax Risk. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to

Additional Fund Information (cont.)

pay U.S. federal income tax on its taxable income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced. This could cause a decline in the value of the MLPs’ units, and potentially have an adverse effect on the Fund.
To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a limited partner or member in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. The Fund may have to sell investments to provide cash to make required distributions if its allocable share of an MLP’s income and gains is not offset by the MLP’s tax deductions, losses and credits and the MLP does not distribute sufficient cash. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is essentially treated as a return of capital. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs in which the Fund invests could result in a reduction of depreciation deductions, which may result in increased current taxable income for the Fund.
Because of the Fund’s investments in equity securities of MLPs, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, the Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as taxable dividends, even in years in which the Fund’s distributions exceed its taxable income. In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP investments in which the Fund invests.
Momentum Risk. Securities that have had higher recent price performance compared to other securities may be more volatile than a broad cross-section of securities or that returns on securities that have previously exhibited price momentum are less than returns on other securities or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments. An Underlying Fund may follow an index that selects constituent securities based on a “momentum” factor.
Mortgage-Backed Pass-Through Securities Risk. While securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. government, securities issued by Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.
Mortgage-backed securities represent interests in “pools” of mortgages. In addition to credit and market risk, these securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return and share price.
Mortgage-backed securities are also subject to debt extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Because of call and debt extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities are also subject to the risk of default on the underlying mortgage, particularly during periods of economic downturn.

Additional Fund Information (cont.)

A Fund seeks to obtain exposure to mortgage-backed securities, as represented in the Underlying Index, primarily through TBA Transactions. Default or bankruptcy of a counterparty to a TBA Transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the mortgage-backed securities specified in the TBA Transaction. The Fund may acquire interests in mortgage pools through means other than such standardized contracts for future delivery.
Non-Diversification Risk. A non-diversified fund may invest a larger portion of its assets in securities issued by or representing a smaller number of issuers than a diversified fund. As a result, a Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.
Prepayment (or Call) Risk. The issuer of a security held by the Funds (such as a mortgage-related or other asset-backed security) may under certain circumstances make principal payments on such security sooner than expected. This may occur, for example, when interest rates decline. Such sooner-than-expected principal payments may reduce the returns of a Fund because the Fund is forced to forego expected future interest payments on the principal amount paid back early and the Fund may be forced to reinvest the money it receives from such early payments at the lower prevailing interest rates.
Quality Factor Risk. The quality factor used in the underlying indexes sponsored by NTI, as the Index Provider, is a quantitative ranking based on: (a) management efficiency (b) profitability; and (c) cash flow. This style of investing is subject to the risk that the past performance of quality companies does not continue or that the returns on equity securities issued by these companies are less than returns on other styles of investing or the overall stock market. In addition, there may be periods when quality investing is out of favor and during which the investment performance of a fund using a quality strategy may suffer.
Quality-Value Score Risk. The Underlying Indexes for certain Funds are designed to optimize exposure to a combined quality and value score, determined by NTI, as the Index Provider. There is the risk that the Fund’s investment in companies whose securities are believed to be undervalued will not appreciate in value as anticipated or that the past performance of companies that have exhibited quality characteristics does not continue. Although the Underlying Index is designed to measure a portfolio of bonds that can potentially deliver a higher total return relative to the Parent Index, there is no assurance that the Underlying Index or Fund will be comprised of such securities. Accordingly, the Fund may be subject to greater credit risk, price volatility and risk of loss relative to the Parent Index.
Real Estate Securities Risk. The performance of real estate securities may be significantly impacted by the performance of real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate company shares also may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable domestic and foreign laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the countries and regions in which the real estate securities owned by a Fund is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow

Additional Fund Information (cont.)

and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company such as a REIT may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.
REIT Risk. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristic of both equity and mortgage REITs. The Northern Trust Global Quality Real Estate ETF does not intend to invest in mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. REITs are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by mortgagors or lessees and self-liquidation. In the event of a default by a mortgagor or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. REITs are also subject to risks generally associated with investments in real estate. These risks include: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; tenant bankruptcies and other credit problems; and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. REITs are also subject to interest rate risks. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
REITs are subject to a highly technical and complex set of provisions in the Internal Revenue Code of 1986, as amended (the “Code”). It is possible that a Fund may invest in a real estate company that purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company.
The REIT investments of a Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Also, under current provisions of the Code, distributions attributable to operating income of REITs in which a Fund invests are not eligible for favorable tax treatment as long-term capital gains or qualified dividends and will be taxable to you as ordinary income.
Sampling Risk. The use of a representative sampling approach may not work as intended and result in increased tracking error because the securities selected for a Fund in the aggregate may vary from the investment profile of its Underlying Index. Additionally, the use of a representative sampling approach may result in a Fund holding a smaller number of securities than its Underlying Index, and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index.
Securities Lending Risk. In order to generate additional income, the Funds may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, each Fund will receive collateral equal to at least 100% of the value of the securities loaned.
Securities lending may represent no more than one-third of the value of each Fund’s total assets (including the loan collateral). Any cash collateral received by each Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding each Fund’s investments in particular types of securities.

Additional Fund Information (cont.)

A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss. A Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of a Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of a Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”) may be reduced as a result of a Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by the Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend.
Substantial Volatility Risk. The value of the securities in a Fund’s portfolio may fluctuate, sometimes rapidly and unpredictably at a greater level than the overall market. The value of a security may fluctuate due to factors affecting markets generally or particular industries. This volatility may affect a Fund’s NAV. An Underlying Index is created to seek higher yields than the Parent Index and has exposure to securities likely to be more volatile than other similar securities. There is risk that a Fund could have substantial volatility.
TBA Transactions Risk. To the extent consistent with their investment objectives and strategies, the Funds may seek to obtain exposure to U.S. agency mortgage-backed pass-through securities, in whole or in part, through the use of TBA transactions. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, coupon rate, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. The Fund may use TBA transactions in several ways. For example, the Fund may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA Roll.” In a TBA Roll, the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage-backed pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage-backed securities stipulated in the TBA agreement. Pending settlement of such contracts, the Fund may cover its payment obligations at settlement by investing its assets in liquid, short-term instruments or cash equivalents, or designate other liquid securities, which will be marked to market daily. The Fund may also cover its payment obligations at settlement by investing in shares of money market funds advised by NTI or its affiliates, which will result in the Fund assuming its pro rata share of the fees and expenses of the money market funds in addition to the Fund's own fees and expenses.
Although the mortgage securities that are delivered in TBA transactions must meet certain standards (such as yield, duration, and credit quality), there is a risk that the actual securities received by the Fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the Fund to losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. Entering into a TBA transaction may also be viewed as a form of leverage and will result in associated risks for the Fund.
Tracking Error Risk. Tracking error risk is the risk that a Fund’s performance may vary substantially from the performance of the Underlying Index it tracks as a result of imperfect correlation between a Fund’s securities and those of the Underlying Index. Imperfect correlation may result from share purchases and redemptions, expenses, cash holdings, changes in the Underlying Indexes, asset valuations, costs of entering into foreign currency forward contracts, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions (such as tax-related diversification requirements that apply to the Funds but not to the Underlying Index), new or existing tax regulations, and timing variances, among other factors. This risk may be heightened

Additional Fund Information (cont.)

during times of increased market volatility or other unusual market conditions.
Tracking error risk may be higher for Funds that track a foreign index, or an index that includes foreign securities, because regulatory and reporting requirements may differ from those in the U.S., and there is a heightened risk associated with limited availability and reliability of data used to construct the index.
For purposes of calculating the Funds' NAVs, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one more data service providers. This conversion may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between a Fund's performance and the performance of its Underling Index.
The need to comply with tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, may also impact a Fund's ability to replicate the performance of its Underlying Index.
U.S. Government Securities Risk. Not all U.S. government obligations carry the same credit support. Although many U.S. government securities in which a Fund may invest, such as those issued by Fannie Mae and Freddie Mac, may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. Some, such as those of Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.
An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).
To the extent a Fund invests in debt instruments or securities of non-U.S. government entities that are backed by the full faith and credit of the United States, there is a possibility that such guarantee may be discontinued or modified at a later date.
Valuation Risk. The sale price the Funds could receive for a security may differ from the Funds’ valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Fair valuation of the Funds’ investments involves subjective judgment. Because portfolio securities of certain Funds may be traded on non-U.S. exchanges, and non-U.S. exchanges may be open on days when a Fund does not price its shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Funds rely on various sources to calculate their respective NAVs. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
Value Investing Risk. A Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, may not appreciate in value as anticipated.
Value Score Risk. A Fund’s investment in companies whose securities are believed to be undervalued may not appreciate in value as anticipated. Although the Fund’s Underlying Index is designed to measure a portfolio of bonds of companies with the potential for higher yields and less risk of insolvency relative to the Fund’s Parent Index, there is no assurance that the Underlying Index or the Fund will be

Additional Fund Information (cont.)

comprised of such securities. Accordingly, the Fund may be subject to greater credit risk, price volatility and risk of loss relative to its Parent Index.
Volatility Risk. The actual level of volatility experienced by a Fund may be greater or lower than the targeted overall volatility of the Fund’s Underlying Index. Although a Fund’s Underlying Index is designed to have a targeted overall volatility that is similar to that of the Parent Index, there is no guarantee that it will have the targeted overall volatility. A Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have the targeted overall volatility. There is also the risk that a Fund may experience volatility greater or lower than that of the Underlying Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.
Additional Information About the Funds’ Investments and Other Risks

The principal risks of investing in the Funds are described under each “Fund Summary” above, and in “Additional Information About the Funds’ Principal Risks” above on page 176. This section provides additional information about some of the investments and related risks described under the “Fund Summary” for each Fund above. It also describes additional risks faced by the Funds and investment techniques that may be used by the Funds from time to time. This Prospectus does not attempt to disclose all of the various types of instruments and investment techniques that may be used by the Funds. As with any fund, investors in the Funds rely on the professional investment judgment and skill of the Investment Adviser and the individual portfolio managers. Please see the SAI for more information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.
Borrowings and Reverse Repurchase Agreements. To the extent consistent with its investment policies, each Fund may borrow money and enter into reverse repurchase agreements in amounts not exceeding one-third of the value of its total assets (including the amount borrowed). Each Fund may enter into reverse repurchase agreements when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest).
Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund.
Cyber Security and Operational Risk. The Funds and their service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Funds. Failures or breaches of the electronic systems of the Funds, the Investment Adviser, distributor, and other service providers, market makers, Authorized Participants (collectively, the “Service Providers”) or the issuers of securities in which the Funds invest have the ability to cause disruptions and negatively impact the Funds’ business operations, potentially resulting in financial losses to the Funds and their shareholders.
With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Funds’ operations, the Funds and their Service Providers and their vendors are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down a Fund or Service Provider website through denial-of-service attacks or (iv) otherwise

Additional Fund Information (cont.)

disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks. Among other situations, disruptions (for example, pandemics and health crises) that cause prolonged periods of remote work or significant employee absences at the Funds' service providers could impact the ability to conduct the Funds’ operations.
Successful cyber-attacks or other cyber-failures or events affecting the Funds or their Service Providers may adversely impact a Fund or its shareholders or cause an investment in the Fund to lose value. For instance, they may impact a Fund’s ability to calculate its NAV, cause the release of confidential Fund information, impede trading, or cause reputational damage. They could also subject a Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may not be available or may be insufficient to cover these losses. The Funds or their Service Providers may also incur significant costs to manage and control Cyber Risk.
Cyber Risks are also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such issuers to lose value.
While the Investment Adviser, Service Providers or Authorized Participants may have established business continuity plans and risk management systems to prevent such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber attacks may be highly sophisticated.
The Funds and their shareholders could be negatively impacted as a result.
Fixed-Income Market Conditions. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.
Investment Companies. The Funds may invest in securities of other investment companies, including other ETFs. Such investments may include money market funds and other exchange-traded funds managed by the Investment Adviser.
Investment Grade Securities. A security is considered investment grade if, at the time of acquisition, it is rated:
•BBB of higher by S&P Global Ratings (“S&P”);
•Baa3 or higher by Moody’s Ratings (“Moody’s”);
•BBB or higher by Fitch Ratings (“Fitch”); or
•BBB or higher by DBRS Ratings Limited (“DBRS”).
A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a NRSRO, even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the Investment Adviser determines that the security is comparable in quality to a security that has been rated investment grade.
Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the higher the degree of risk as

Additional Fund Information (cont.)

to payment of interest and return of capital. Although securities rated BBB by S&P, DBRS or Fitch, or Baa3 by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below investment grade or a security may no longer be considered to be investment grade. In such case, the Fund is not required to dispose of the security.
Large Shareholder Risk. Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of a Fund’s shares. In addition, a third-party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a market maker, or another entity may invest in a Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of a Fund would be maintained at such levels or that a Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a Fund’s listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
To the extent a significant percentage of the shares of a Fund are owned or controlled by a small number of account shareholders (or a single account shareholder), including funds or accounts over which the Investment Adviser or an affiliate of the Investment Adviser has investment discretion, the Fund is subject to the risk that those shareholders may purchase or redeem Fund shares in significant amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Investment Adviser or an affiliate of the Investment Adviser and may adversely affect a Fund’s performance if the Investment Adviser is forced to sell portfolio securities or invest cash when the Investment Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase the
Fund’s transaction costs, and accelerate the realization of taxable income and/or gains. In addition, a large redemption could result in each Fund’s current expenses being allocated over a smaller asset base, leading to an increase in such Fund’s gross expense ratio. Large purchases of a Fund’s shares may also adversely affect the Fund’s performance to the extent that a Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would to the extent that the Fund accepts cash for an order for the purchase of creation units of the Fund’s shares.
Mortgage Dollar Rolls. A Fund may invest in mortgage dollar rolls to the extent consistent with its investment objective and strategies. A mortgage dollar roll involves the sale by the Fund of securities for delivery in the future (generally within 30 days). The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, the Fund may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.
For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds currently do not intend to enter into mortgage dollar rolls that are accounted for as financing and does not treat them as borrowings.
Repurchase Agreements. To the extent consistent with its investment policies, each Fund may enter into repurchase agreements with financial institutions such as banks and

Additional Fund Information (cont.)

broker-dealers that are deemed to be creditworthy by the Investment Adviser. Repurchase agreements involve the purchase of securities by a Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. In the event of a default, the Funds will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Funds’ costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, the Funds could suffer additional losses if a court determines that the Funds’ interest in the collateral is unenforceable by the Funds.
Each Fund intends to enter into transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties. With respect to collateral received in repurchase transactions or other investments, the Funds may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Funds, including minimizing the value of any collateral.
Rule 144A Securities. The Underlying Index of certain Funds may include securities offered pursuant to Rule 144A of the Securities Act, and each Fund may purchase these types of securities to the extent consistent with its investment objective and strategies. Rule 144A securities may be resold only to qualified institutional buyers and other conditions are met for resale. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, each Fund may find it more difficult to sell such securities or it may be able to sell such securities only at prices lower than if such securities were more widely held or traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by each Fund.
In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Funds likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund’s illiquidity.
Structured Securities. A Fund may invest in structured securities to the extent consistent with its investment objective and strategies. Structured securities present additional risk that the interest paid to a Fund on a structured security will be less than expected. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, asset-backed commercial paper, structured notes and other debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.
The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, the Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference.

Additional Fund Information (cont.)

Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s NAV. In some cases it is possible that the Fund may suffer a total loss on its investment in a structured security.
Variable and Floating Rate Instruments. A Fund may invest in variable and floating rate instruments to the extent consistent with its investment objective and strategies. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include floating rate Treasury obligations, variable amount master demand notes, long-term variable and floating rate bonds where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments (“inverse floaters”). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.
The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when a Fund is not entitled to exercise its demand rights. As a result, a Fund could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness.
When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A Fund may enter into when-issued, delayed delivery and forward commitment transactions to the extent consistent with its investment objective and strategies. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.
Although a Fund generally would purchase securities in these transactions with the intention of acquiring the securities, the Fund may dispose of such securities prior to settlement if the Investment Adviser deems it appropriate to do so.
Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered.
These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date. If this occurs, a Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Zero Coupon, Pay-In-Kind and Capital Appreciation Bonds. Each Fund may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective and strategies. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.
The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Each Fund’s investments in zero coupon, pay-in-kind and capital appreciation bonds may require the investing Fund to sell some of its portfolio securities to

Additional Fund Information (cont.)

generate sufficient cash to satisfy certain income distribution requirements.
Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI. The top holdings of each Fund can be found at etfs.ntam.northerntrust.com. Fund fact sheets provide information regarding the Funds’ top holdings and may be requested by calling 1-855-353-9383 or visiting the Trust’s website etfs.ntam.northerntrust.com.

Description of Fund Management

Investment Adviser

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”), a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of each of the Funds. NTI is located at 50 South LaSalle Street, Chicago, IL 60603.
NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.
As of December 31, 2025, Northern Trust Corporation, through its affiliates, had assets under investment management of $1.8 trillion and assets under custody of $14.9 trillion.
Under the Investment Advisory Agreement with the Funds, NTI, subject to the general supervision of the Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities.
As compensation for its advisory services and assumption of Fund expenses, NTI is entitled to a unitary management fee (“Management Fee”), computed daily and payable monthly as reflected in the table below. From the unitary management fee, NTI pays most of the expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, it is not responsible for fee payments under the Investment Advisory Agreement, interest expenses, distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Fees”), brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as (i) dividend expenses on short sales; (ii) non-routine items, including litigation expenses and proxy expenses; and (iii) expenses that the Fund has incurred but did not actually pay due to an expense offset arrangement, if applicable.
The following table reflects the unitary management fees paid in the last fiscal year by each Fund that has completed a full fiscal year (expressed as a percentage of the Fund’s average daily net assets).

Fund	Unitary Management Fee (as a percentage of the Fund’s average daily net assets) paid to NTI as of 10/31/25
Northern Trust US Quality Low Volatility ETF	0.08%
Northern Trust Developed Markets ex-US Quality Low Volatility ETF	0.12%
Northern Trust Emerging Markets Quality Low Volatility ETF	0.18%
Northern Trust Morningstar US Market Factor Tilt ETF	0.25%
Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF	0.39%
Northern Trust Morningstar Emerging Markets Factor Tilt ETF	0.57%
Northern Trust US Quality Large Cap ETF	0.25%
Northern Trust STOXX® US ESG Select ETF	0.32%
Northern Trust STOXX® Global ESG Select ETF	0.42%
Northern Trust ESG & Climate US Large Cap Core ETF	0.09%
Northern Trust ESG & Climate Developed Markets ex-US Core ETF	0.12%
Northern Trust Morningstar Global Upstream Natural Resources ETF	0.46%

Description of Fund Management (cont.)

Fund	Unitary Management Fee (as a percentage of the Fund’s average daily net assets) paid to NTI as of 10/31/25
Northern Trust STOXX® Global Broad Infrastructure ETF	0.47%
Northern Trust Global Quality Real Estate ETF	0.45%
Northern Trust Quality Dividend ETF	0.37%
Northern Trust Quality Dividend Defensive ETF	0.37%
Northern Trust International Quality Dividend ETF	0.47%
Northern Trust International Quality Dividend Dynamic ETF	0.47%
Northern Trust iBoxx®3- Year Target Duration TIPS ETF	0.18%
Northern Trust iBoxx®5- Year Target Duration TIPS ETF	0.18%
Northern Trust Disciplined Duration MBS ETF	0.20%
Northern Trust Credit-Scored US Corporate Bond ETF	0.15%
Northern Trust Credit-Scored US Long Corporate Bond ETF	0.15%
Northern Trust High Yield Value-Scored Bond ETF	0.37%
Northern Trust ESG & Climate Investment Grade Corporate Core ETF	0.12%
NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than 12b-1 Fees, tax expenses, extraordinary expenses, and acquired fund fees and expenses as calculated pursuant to Form N-1A
(“Acquired Fund Fees and Expenses”)) so that “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the Fund’s Management Fee plus (+) .0049%.
The contractual expense reimbursement arrangements are expected to continue until at least March 1, 2027 and will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The contractual arrangements may be terminated with respect to a Fund, as to any succeeding Renewal Year, by NTI or the Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board of Trustees may terminate the arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.
NTI may reimburse additional expenses or waive all or a portion of the management fees of the Funds. Any such additional expense reimbursement or fee waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time. A discussion regarding the Board of Trustees’ basis for its approval of the Advisory Agreement for each Fund is available in the Trust’s Annual Financial Statements and Other Information included in Form N-CSR for the period ended October 31, 2025.
Portfolio Managers

NTI manages assets collectively on a team basis. Senior investment professionals from NTI’s portfolio management teams are involved in various aspects of managing the Funds. Portfolio managers within each specialized team assist with the management of specific investment strategies and funds. The portfolio managers identified below have the most significant responsibility for the day-to-day management of the Funds' portfolios.
David M. Alongi is a Senior Vice President of NTI. Mr. Alongi joined NTI in 2000 and is responsible for leading the portfolio management and trading process for passive fixed-income portfolios.
Robert Anstine is a Senior Vice President of NTI. Mr. Anstine joined NTI in 2011 and is responsible for managing various global index equity portfolios. In addition, he has been involved with the investment

Description of Fund Management (cont.)

management of the equity index funds since their inception. Prior to joining NTI and since 2007, Mr. Anstine worked at Northern Trust as an operations manager.
Dmitri Artemiev, CFA, CAIA, is a Senior Vice President and Head of Securitized Products at NTI. Prior to joining NTI in 2024, Mr. Artemiev held several senior portfolio management, trading, and research leadership roles at Insight Investment and Bank of America. Mr. Artemiev is responsible for overseeing NTI’s securitized products portfolio.
Alan Aung is a Vice President of NTI. Mr. Aung joined NTI in 2017 and is responsible for managing index equity portfolios. Prior to joining NTI, Mr. Aung was a Portfolio Manager at iShares on the US iShares team.
Volter Bagriy is a Vice President of NTI. Mr. Bagriy joined NTI in September 2012 and is a Senior Portfolio Manager within the Global Index Team. Mr. Bagriy focuses on management of portfolios within international equities, and has a specialization in managing sustainable investing strategies. In addition, he is a member of NTI's global sustainable investing resource team.
Keith Carroll is a Vice President of NTI. Mr. Carroll joined NTI in 2007 and is a Senior Portfolio Manager responsible for the management of equity index portfolios.
Michael R. Chico is a Vice President of NTI. Mr. Chico joined NTI in 2007 and is responsible for managing various fixed-income funds.
Mousumi Chinara, CFA, is a Vice President of NTI. Ms. Chinara joined NTI in 2019 and is responsible for managing index fixed income portfolios including mutual funds, ETFs as well as various separately managed accounts. Prior to joining NTI, Ms. Chinara worked at Reinsurance Group of America (RGA) and VOYA Investment Management as a Portfolio Manager responsible for various U.S., Canada and Asia Pac based clients. Ms. Chinara earned an MBA in finance from Emory University. She is a CFA® charter holder, a member of the CFA Institute and CFA Society of Chicago.
Michael Gleeman is a Vice President of NTI. Mr. Gleeman joined NTI in 2003 and is a Senior Portfolio Manager responsible for the management of equity index portfolios.
Benjamin Gord is a Senior Vice President and Head of Fundamental Investment Strategies of NTI. Mr. Gord joined NTI in 2022 and oversees the High Yield, Multi-Sector, and Securitized portfolio management teams as well as credit and equity research teams. Prior to joining NTI, Mr. Gord was a Managing Director at Ellington Management Group, managing partner of Lantern Harbor Investment Partners, and before that at Wafra.
Chris Jaeger is a Senior Vice President of NTI. Mr. Jaeger joined NTI in 2000 and is a Senior Portfolio Manager responsible for the management of equity index portfolios.
Lucy Johnston is a Vice President of NTI. Ms. Johnston joined NTI in 1997 and is a Senior Portfolio Manager responsible for the management of equity index portfolios.
Chaitanya Mandavakuriti, CFA, is a Senior Vice President of NTI. Mr. Mandavakuriti joined NTI in 2013 and has assisted in the management of international fixed income index portfolios with a focus on credit.
Benjamin McCubbin, CFA, is a Vice President of NTI. Mr. McCubbin joined NTI in 2018 and is responsible for managing various fixed-income funds.
Manan Mehta, is a Senior Vice President and Head of Quantitative Fixed Income Strategies at NTI. Mr. Mehta joined NTI in 2008 and is responsible for leading the research, development and management of systematic fixed income strategies with focus on innovation and risk efficiency.
Errol Mitchell is a Vice President of NTI. Mr. Mitchell joined NTI in 2022 and is an Associate Portfolio Manager responsible for the management of equity index portfolios. Prior to his current role, from 2018 to 2022, he was an Investment Operations Specialist at Ariel Investments.

Description of Fund Management (cont.)

Kevin O’Shaughnessy is a Vice President of NTI. Mr. O’Shaughnessy joined NTI in 1997 and is responsible for managing various fixed-income funds.
Steven Santiccioli is a Vice President of NTI. Mr. Santiccioli joined NTI in 1993 and is responsible for managing various global index equity portfolios. In addition, he is a member of NTI’s global sustainable investing resource team.
Shivani Shah is a Senior Portfolio Manager and Vice President of NTI. Ms. Shah joined NTI in 2021, where she is responsible for managing a variety of equity index portfolios. Prior to joining Northern Trust in 2021, Ms. Shah was a portfolio manager and trader at The Vanguard Group managing ETFs and equity index investments. She also held various investment management roles at The Vanguard Group, Davis Selected Advisors, and as an independent consultant.
Brendan Sullivan is a Senior Vice President of NTI. Mr. Sullivan joined NTI in 2012 and is a Senior Portfolio Manager responsible for the management of international equity index portfolios, overlay mandates and equity exchange-traded funds.
Yair Walny is a Vice President of NTI. Mr. Walny joined NTI in 2009 and is a Senior Portfolio Manager responsible for the management of international equity index portfolios, overlay mandates and equity exchange-traded funds.
Aaron Wang is a Second Vice President of NTI and is a Portfolio Manager responsible for managing equity index portfolios. Prior to his current role, from 2019 to 2024, he managed liability-driven investment (LDI) bond portfolios for institutional pension plans at LGIMA and NISA Investment Advisors. Mr. Wang is a CFA® charter holder.
Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Funds is available in the SAI.
Administrator, Custodian, Transfer Agent and Securities Lending Agent

JPMorgan Chase Bank, N.A. (“JPMorgan”) is the administrator, custodian, transfer agent and securities lending agent for each Fund.
Distributor

Foreside Fund Services, LLC, a Delaware limited liability company, serves as the distributor (“Distributor”) of Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in shares of any Fund. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101. The Distributor is not affiliated with NTI or with JPMorgan or its affiliates.

Shareholder Information

Additional shareholder information is available free of charge by calling toll-free: 1-855-353-9383 or visiting the Trust’s website at etfs.ntam.northerntrust.com.
Buying and Selling Shares

Shares of the Funds trade on national securities exchanges during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment. When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread with respect to shares of a Fund varies over time based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Fund shares, frequent trading may reduce investment return and an investment in the Funds may not be advisable for investors who anticipate regularly making small investments.
Shares of the Funds may be acquired or redeemed directly from a Fund only in aggregate blocks of Shares or multiples thereof (“Creation Units”). Once created, shares of the Funds generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Funds trade under the trading symbols listed for each Fund on the front cover of this Prospectus.
The Board of Trustees has adopted a policy whereby the Funds do not monitor for frequent purchases and redemptions of Fund shares (“frequent trading”). The Board of Trustees believes that a frequent trading monitoring policy is unnecessary for the Funds because shares of the Funds are listed and traded on national securities exchanges. Therefore, it is unlikely that a shareholder could take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for the
Fund’s portfolio securities and the reflection of that change in the Fund’s NAV, because each Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash.
The national securities exchanges on which the Funds are listed are open for trading Monday through Friday and are closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of each Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Funds are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Funds. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any rights as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.
Share Prices

The trading prices of Fund shares in the secondary market may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.
A Fund may determine to have the approximate value of its shares, known as the “indicative optimized portfolio value” (“IOPV”), disseminated every fifteen seconds throughout the trading day by the national securities exchange on

Shareholder Information (cont.)

which the Fund is listed or by other information providers or market data vendors. Any IOPV disseminated is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. Any IOPV disseminated does not necessarily reflect the precise composition of the current portfolio of securities held by a Fund at a particular point in time nor the best possible valuation of the current portfolio. Any IOPV disseminated should not be viewed as a “real-time” update of the NAV, because the IOPV may not be calculated in the same manner as the NAV, which is computed once a day as discussed below. Any IOPV disseminated is generally determined by using current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Funds. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, or responsible for, the calculation or dissemination of an IOPV and make no warranty as to the accuracy of any disseminated IOPV.
Determination of Net Asset Value

Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading, based on prices at the time of closing provided that any U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of a Fund is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of the Fund’s shares outstanding.
The investments of the Funds are valued at fair value pursuant to the pricing policy and procedures approved by the Board of Trustees. The Funds’ investments are valued using market quotations when available. The Board of Trustees has designated NTI as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determinations relating to any or all Fund investments. Accordingly, when market quotations are not readily available, are deemed unreliable, or do not reflect material events occurring between the close of local markets and the time of valuation, NTI values Fund securities at fair value as determined in good faith in accordance with the Funds’ fair value pricing procedures as approved by the Board of Trustees. Such circumstances include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news affecting an issuer is released, such as government approvals. The Board of Trustees oversees NTI in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by NTI on behalf of a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters.
The use of fair valuation involves the risk that the values used by NTI to price a Fund’s investments may be higher or lower than the values used by other investment companies and investors to price the same investments. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security may be materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by a Fund’s Underlying Index. This difference may adversely affect the Fund’s ability to track its Underlying Index. Portfolio securities of certain Funds are listed on foreign exchanges, and their values may change on days when shareholders will not be able to purchase or sell Fund shares.
Security prices are generally provided by independent pricing services. Portfolio securities listed or traded on domestic securities exchanges or the Nasdaq/NMS, including dollar-dominated foreign securities or American Depositary Receipts (“ADRs”), are valued at the closing price or last sale price reported on the exchange or system where

Shareholder Information (cont.)

the security is principally traded. The closing price for securities traded on the Nasdaq/NMS is the Nasdaq Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value is determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales of the security for that day on any exchange or system, the security is valued at fair value pursuant to the Trust’s fair value procedures.
Securities that are traded regularly in the over-the-counter market (other than the Nasdaq/NMS), including securities listed on exchanges but primarily traded over-the-counter, are valued on the basis of bid quotes or the mean between the bid and asked quotes based upon quotes furnished by one or more broker-dealers or market makers for those securities. Securities that may be traded over-the-counter include equity securities, fixed-income securities, non-exchange-listed foreign securities, and certain derivative instruments. Fixed income securities may be valued using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models, as well as recent market transactions for the same or similar assets, to derive values when such prices are believed to reflect fair market values of such securities. Such prices may be determined by taking into account securities prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities. Fixed-income securities maturing within a relatively short period, less than 60 days, are valued at amortized cost when fair value is approximated.
Foreign equity securities are generally priced at the closing price or last sales price reported on the foreign exchange on which they are principally traded. If there have been no sales for that day on the primary exchange, then the value is determined with reference to the last sale price on any other exchange. If there have been no sales of the security for that day on any exchange, the security will be valued at fair value pursuant to the Trust’s fair value procedures. Spot and forward foreign currency exchange contracts generally are valued using an independent pricing service. The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by NTI as investment adviser. Any use of a different rate from the rates used by the Index Provider to a Fund’s Underlying Index may adversely affect the Fund’s ability to track its Underlying Index.
Exchange-traded financial futures and options thereon are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. If there was no sale on that day, and for other non-exchange traded derivatives, the contract is valued at fair value pursuant to the Trust’s fair value procedures.
Each Fund relies on various sources to calculate its NAV. The ability of the Funds’ administrator to calculate the NAV per share of the Funds is subject to operational risks associated with processing or human errors, systems or technology failures, and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Funds’ NAVs and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures, and it may be necessary for alternative procedures to be followed to price portfolio securities when determining the Funds’ NAVs.
Distribution and Service Plan

The Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay distribution and other fees for the sale and distribution of its shares. Because these fees would be paid out of each Fund’s assets on an on-going basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to financial intermediaries under the Plan are tied directly to their own out-of-pocket expenses. As of this date, the Plan has not been implemented with respect to the Funds. The Plan may not be implemented without further Board of Trustees approval. The maximum distribution fee is 0.25% of each Fund’s average daily net

Shareholder Information (cont.)

assets under the Plan. The Funds do not expect to pay any 12b-1 fees during the current and next fiscal years.
Dividends and Distributions

Dividends from net investment income, including any net foreign currency gains, are generally declared and paid by each Fund according to the following schedule:

Dividends from Net Investment Income:
Fund	Declared and Paid Quarterly	Declared and Paid Monthly
Northern Trust US Quality Low Volatility ETF	✓
Northern Trust Developed Markets ex-US Quality Low Volatility ETF	✓
Northern Trust Emerging Markets Quality Low Volatility ETF	✓
Northern Trust Morningstar US Market Factor Tilt ETF	✓
Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF	✓
Northern Trust Morningstar Emerging Markets Factor Tilt ETF	✓
Northern Trust US Quality Large Cap ETF	✓
Northern Trust STOXX® US ESG Select ETF	✓
Dividends from Net Investment Income:
Fund	Declared and Paid Quarterly	Declared and Paid Monthly
Northern Trust STOXX® Global ESG Select ETF	✓
Northern Trust ESG & Climate US Large Cap Core ETF	✓
Northern Trust ESG & Climate Developed Markets ex-US Core ETF	✓
Northern Trust Morningstar Global Upstream Natural Resources ETF	✓
Northern Trust STOXX® Global Broad Infrastructure ETF	✓
Northern Trust Global Quality Real Estate ETF	✓
Northern Trust Quality Dividend ETF	✓
Northern Trust Quality Dividend Defensive ETF	✓
Northern Trust International Quality Dividend ETF	✓
Northern Trust International Quality Dividend Dynamic ETF	✓

Shareholder Information (cont.)

Dividends from Net Investment Income:
Fund	Declared and Paid Quarterly	Declared and Paid Monthly
Northern Trust iBoxx® 3-Year Target Duration TIPS ETF		✓
Northern Trust iBoxx® 5-Year Target Duration TIPS ETF		✓
Northern Trust Disciplined Duration MBS ETF		✓
Northern Trust Credit-Scored US Corporate Bond ETF		✓
Northern Trust Credit-Scored US Long Corporate Bond ETF		✓
Northern Trust High Yield Value- Scored Bond ETF		✓
Northern Trust ESG & Climate Investment Grade Corporate Core ETF		✓
Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to improve tracking error, to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Tax Considerations

The following is a summary of certain tax considerations that may be relevant to an investor in a Fund. The discussions of the federal tax consequences in this Prospectus are based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.
Each Fund has elected and intends to qualify (or if newly organized, intends to elect and qualify) each year as a regulated investment company for federal income tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital

Shareholder Information (cont.)

gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is 20%. Every year, you will be provided information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.
Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”) and when certain other requirements are met, then all distributions paid by the Fund to individual, trust or estate shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual, trust or estate shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations.
Certain Funds may make distributions to you of “Section 199A dividends” with respect to qualified dividends that it receives with respect to its investments in REITs. A Section 199A dividend is any dividend or part of such dividend that a Fund pays to its shareholders and reports as a Section 199A dividend in written statements furnished to its shareholders. Distributions paid by a Fund that are eligible to be treated as Section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from REITs reduced by the Fund’s allocable expenses. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided the shareholder receiving the dividends has satisfied a holding period requirement for the Fund’s shares and satisfied certain other conditions. For the lower rates to apply, you must have owned your Fund shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the Fund’s ex-dividend date, but only to the extent that the shareholder is not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property. For more information, see the discussion in the SAI under “TAXES — Taxation of Income of Certain Financial Instruments, REITS and PFICs.”
U.S. individuals with “modified adjusted gross income” exceeding $200,000 ($250,000 if married and filing jointly) and trusts and estates with income above certain thresholds will be subject to the Medicare contribution tax on their “net investment income,” which includes interest, dividends and capital gains at a rate of 3.8%.
A portion of distributions paid by a Fund to shareholders who are corporations also may qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Fund’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.
Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital and will reduce the shareholder’s basis in his shares of the Fund (but not below zero). To the extent such distribution exceeds the shareholder’s basis, the distribution will result in a capital gain (if the shareholder holds his shares of the Fund as capital assets) as if the shareholder sold his shares. Such capital

Shareholder Information (cont.)

gain will be long term capital gain if the shareholder held the shares for more than one year.
The Funds may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either: (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit; or (2) to take that amount as an itemized deduction. The Funds not eligible to make this election and eligible Funds that do not make the election will be entitled to deduct such taxes in computing the amounts they are required to distribute.
If you: (a) have provided either an incorrect Social Security Number or taxpayer identification number or no number at all; (b) are subject to withholding by the Internal Revenue Service (“IRS”) for prior failure to properly include on your return payments of interest or dividends; or (c) have failed to certify, when required to do so, that you are not subject to backup withholding or are an “exempt recipient,” then 24% of the dividends and distributions payable to you will be withheld and remitted to the IRS.
The sale or redemption of Fund shares is a taxable event on which a gain or loss may be recognized. The amount of gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Fund shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA or other tax-qualified plan will not be currently taxable unless shares are acquired with borrowed funds. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
Except as stated below, you may be subject to state and local taxes on Fund distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund’s distributions, if any, that are attributable to interest on certain types of federal securities or interest on securities issued by the particular state or municipalities within the state.
U.S. Tax Treatment of Foreign Shareholders. Nonresident aliens, foreign corporations and other foreign investors in the Funds will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains. The exemption may not apply, however, if the investment in a Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.
Fund distributions attributable to the other categories of Fund income, such as dividends from companies whose securities are held by a Fund and interest on debt securities, will generally be subject to a 30% withholding tax when paid to foreign shareholders. However, certain interest related dividends and short-term capital gain dividends as designated by a Fund are not subject to this 30% withholding tax if the shareholder provides a properly completed Form W-8BEN or W-8BEN-E, as applicable. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN or W-8BEN-E, as applicable to establish entitlement for these treaty benefits. In addition, the Funds will be required to withhold 30% tax on certain payments to foreign entities

Shareholder Information (cont.)

that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.
Notwithstanding the foregoing, gains from United States Real Property Interests (as defined in the Code) are subject to different rules, as discussed below.
If the Fund is a “qualified investment entity” as defined in the Code, Fund distributions attributable to gains from United States Real Property Interests (“Real Estate Gains”) will be treated as ordinary dividends, subject to withholdings as described above, for foreign shareholders who did not own more than 5% of the outstanding shares of the Fund at any time during the one-year period ending on the date of the distribution. If the Fund is a qualified investment entity, Real Estate Gains distributed are subject to withholding at a rate of up to 21% for foreign shareholders who own more than 5% of the outstanding shares of the Fund at any time during the one-year period ending on the date of the distribution, and such foreign shareholders may be required to file a U.S. federal income tax return. If a foreign shareholder holds more than 5% of the Fund at any time during the 5-year period ending on the date of disposition or redemption of shares and the Fund is a United States Real Property Holding Corporation (as defined in the Code), the foreign shareholder will be subject to U.S. federal income tax on gain recognized on a sale or redemption of shares and withholding of tax on the proceeds received. Foreign shareholders recognizing such income and gain may be required to file a U.S. federal income tax return.
Foreign corporations recognizing income or gain under these rules may be subject to the U.S. Branch Profits Tax.
Except as described above, a foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.
Taxes on Creations and Redemptions of Creation Units. A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at that time, and the purchaser’s aggregate basis in the securities surrendered and any net cash paid. A person who redeems Creation Units and receives securities in-kind from a Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on a basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.
Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units of a Fund is generally treated as long-term capital gain or loss if the Fund’s shares have been held for more than one year and as a short-term capital gain or loss if the Funds shares have been held for one year or less, assuming such Creation Units are held as a capital asset.
If a Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind. There are certain tax requirements that each Fund must follow in order to qualify as a regulated investment company and to avoid federal income taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.
Consult Your Tax Professional. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Funds. More tax information is provided in the SAI. This short summary is not intended as a substitute for careful tax planning.
Householding

Householding is an option available to certain investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of

Shareholder Information (cont.)

certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Financial Highlights

The financial highlights table is intended to help you understand the following Funds’ financial performance for the past five fiscal years or, if shorter, from commencement of operations through October 31, 2025. Certain information reflects financial results for a single share. This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the financial statements of the following Funds for the period ended October 31, 2025, is included in the Fund’s Annual Financial Statements and Other Information included in Form N-CSR and is available upon request.

	Northern Trust US Quality Low Volatility ETF
	Year ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$65.48	$51.39	$50.02	$54.60	$40.93
PER SHARE
Investment Operations
Net Investment Income(a)	1.13	1.06	0.88	0.82	0.57
Net Realized and Unrealized Gain (Loss)	5.84	14.09	1.40	(4.70)	13.69
Total from Operations	6.97	15.15	2.28	(3.88)	14.26
Distributions
Net Investment Income	(1.15)	(1.06)	(0.91)	(0.70)	(0.59)
Total from Distributions	(1.15)	(1.06)	(0.91)	(0.70)	(0.59)
Net Asset Value, end of period	$71.30	$65.48	$51.39	$50.02	$54.60
Total Return
Net Asset Value(d)	10.76%	29.66%	4.56%	(7.12)%	35.05%
RATIOS/SUPPLEMENT DATA
Ratios to Average Net Assets
Expenses	0.10%	0.19%	0.23%	0.23%	0.23%
Expenses net of reimbursements	0.10%	0.18%	0.22%	0.22%	0.22%
Net Investment Income Before Reimbursements	1.67%	1.76%	1.70%	1.58%	1.17%
Net Investment Income Net of Reimbursements	1.68%	1.76%	1.70%	1.58%	1.17%
Supplemental Data
Portfolio Turnover Rate(e)	46%	48%	51%	48%	43%
Net assets, end of period (thousands)	$144,391	$130,952	$185,005	$162,569	$161,074

Financial Highlights (cont.)

	Northern Trust Developed Markets ex-US Quality Low Volatility ETF
	Year ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$27.63	$23.67	$22.09	$27.92	$23.48
PER SHARE
Investment Operations
Net Investment Income(a)	0.87	0.71	0.73	0.66	0.73
Net Realized and Unrealized Gain (Loss)	3.18	4.10	1.55	(5.71)	4.43
Total from Operations	4.05	4.81	2.28	(5.05)	5.16
Distributions
Net Investment Income	(0.82)	(0.85)	(0.70)	(0.78)	(0.72)
Total from Distributions	(0.82)	(0.85)	(0.70)	(0.78)	(0.72)
Net Asset Value, end of period	$30.86	$27.63	$23.67	$22.09	$27.92
Total Return
Net Asset Value(d)	14.84%	20.56%	10.16%	(18.36)%	22.05%
RATIOS/SUPPLEMENT DATA
Ratios to Average Net Assets
Expenses	0.18%	0.34%	0.33%	0.33%	0.33%
Expenses net of reimbursements	0.15%	0.32%	0.32%	0.32%	0.32%
Net Investment Income Before Reimbursements	2.91%	2.66%	2.94%	2.60%	2.68%
Net Investment Income Net of Reimbursements	2.95%	2.67%	2.94%	2.60%	2.68%
Supplemental Data
Portfolio Turnover Rate(e)	40%	46%	52%	56%	56%
Net assets, end of period (thousands)	$60,183	$46,977	$66,263	$61,852	$75,371

Financial Highlights (cont.)

	Northern Trust Emerging Markets Quality Low Volatility ETF
	Year ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$26.32	$21.63	$20.53	$26.41	$23.95
PER SHARE
Investment Operations
Net Investment Income(a)	0.77	0.66	0.76	0.67	0.69
Net Realized and Unrealized Gain (Loss)	3.84	4.37	1.02	(5.82)	2.22
Total from Operations	4.61	5.03	1.78	(5.15)	2.91
Distributions
Net Investment Income	(1.01)	(0.34)	(0.68)	(0.69)	(0.45)
Tax Return of Capital	—	—	—	(0.04)	—
Total from Distributions	(1.01)	(0.34)	(0.68)	(0.73)	(0.45)
Net Asset Value, end of period	$29.92	$26.32	$21.63	$20.53	$26.41
Total Return
Net Asset Value(d)	18.14%	23.35%	8.52%	(19.77)%	12.09%
RATIOS/SUPPLEMENT DATA
Ratios to Average Net Assets
Expenses	0.22%	0.41%	0.41%	0.41%	0.41%
Expenses net of reimbursements	0.21%	0.40%	0.40%	0.40%	0.40%
Net Investment Income Before Reimbursements	2.86%	2.70%	3.35%	2.75%	2.57%
Net Investment Income Net of Reimbursements	2.87%	2.70%	3.35%	2.75%	2.58%
Supplemental Data
Portfolio Turnover Rate(e)	48%	96%	75%	53%	54%
Net assets, end of period (thousands)	$14,958	$13,161	$12,980	$8,214	$15,844

Financial Highlights (cont.)

	Northern Trust Morningstar US Market Factor Tilt ETF
	Year ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$211.23	$157.18	$151.07	$178.97	$121.11
PER SHARE
Investment Operations
Net Investment Income(a)	2.85	2.77	2.53	2.39	2.08
Net Realized and Unrealized Gain (Loss)	34.99	54.05	6.03	(27.93)	57.80
Total from Operations	37.84	56.82	8.56	(25.54)	59.88
Distributions
Net Investment Income	(2.76)	(2.77)	(2.45)	(2.36)	(2.02)
Total from Distributions	(2.76)	(2.77)	(2.45)	(2.36)	(2.02)
Net Asset Value, end of period	$246.31	$211.23	$157.18	$151.07	$178.97
Total Return
Net Asset Value(d)	18.07%	36.32%	5.67%	(14.33)%	49.68%
RATIOS/SUPPLEMENT DATA
Ratios to Average Net Assets
Expenses	0.26%	0.26%	0.26%	0.26%	0.26%
Expenses net of reimbursements	0.25%	0.25%	0.25%	0.25%	0.25%
Net Investment Income Before Reimbursements	1.28%	1.42%	1.58%	1.47%	1.28%
Net Investment Income Net of Reimbursements	1.29%	1.43%	1.58%	1.47%	1.29%
Supplemental Data
Portfolio Turnover Rate(e)	13%	11%	15%	14%	24%
Net assets, end of period (thousands)	$1,847,314	$1,689,839	$1,336,011	$1,397,408	$1,727,019

Financial Highlights (cont.)

	Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF
	Year ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$71.36	$60.16	$54.48	$73.71	$54.24
PER SHARE
Investment Operations
Net Investment Income(a)	2.39	2.04	1.93	1.94	1.71
Net Realized and Unrealized Gain (Loss)	18.04	11.68	5.37	(18.44)	19.27
Total from Operations	20.43	13.72	7.30	(16.50)	20.98
Distributions
Net Investment Income	(2.87)	(2.52)	(1.62)	(2.61)	(1.51)
Total Return of Capital	—	—	—	(0.12)	—
Total from Distributions	(2.87)	(2.52)	(1.62)	(2.73)	(1.51)
Net Asset Value, end of period	$88.92	$71.36	$60.16	$54.48	$73.71
Total Return
Net Asset Value(d)	29.37%	22.99%	13.21%	(22.83)%	38.79%
RATIOS/SUPPLEMENT DATA
Ratios to Average Net Assets
Expenses	0.41%	0.41%	0.40%	0.40%	0.40%
Expenses net of reimbursements	0.39%	0.39%	0.39%	0.39%	0.39%
Net Investment Income Before Reimbursements	3.03%	2.91%	3.04%	3.02%	2.42%
Net Investment Income Net of Reimbursements	3.04%	2.92%	3.04%	3.02%	2.42%
Supplemental Data
Portfolio Turnover Rate(e)	25%	19%	22%	27%	29%
Net assets, end of period (thousands)	$569,105	$456,698	$469,239	$446,754	$648,638

Financial Highlights (cont.)

	Northern Trust Morningstar Emerging Markets Factor Tilt ETF
	Year ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$55.34	$46.54	$42.22	$60.79	$48.05
PER SHARE
Investment Operations
Net Investment Income(a)	1.61	1.33	1.45	1.86	1.51
Net Realized and Unrealized Gain (Loss)	10.80	8.95	4.36	(18.06)	12.40
Total from Operations	12.41	10.28	5.81	(16.20)	13.91
Distributions
Net Investment Income	(2.38)	(1.48)	(1.49)	(2.37)	(1.17)
Total from Distributions	(2.38)	(1.48)	(1.49)	(2.37)	(1.17)
Net Asset Value, end of period	$65.37	$55.34	$46.54	$42.22	$60.79
Total Return
Net Asset Value(d)	23.35%	22.41%(g)	13.63%(g)	(27.32)%	28.95%
RATIOS/SUPPLEMENT DATA
Ratios to Average Net Assets
Expenses	0.58%	0.58%	0.61%	0.60%	0.60%
Expenses net of reimbursements	0.57%	0.57%	0.59%	0.59%	0.59%
Net Investment Income Before Reimbursements	2.85%	2.54%	2.95%	3.49%	2.46%
Net Investment Income Net of Reimbursements	2.85%	2.55%	2.97%	3.49%	2.47%
Supplemental Data
Portfolio Turnover Rate(e)	30%	33%	39%	34%	40%
Net assets, end of period (thousands)	$294,158	$276,698	$218,724	$206,889	$334,372

Financial Highlights (cont.)

	Northern Trust US Quality Large Cap ETF
	Year ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$64.53	$46.61	$43.17	$50.25	$35.48
PER SHARE
Investment Operations
Net Investment Income(a)	0.79	0.72	0.67	0.61	0.50
Net Realized and Unrealized Gain (Loss)	15.23	17.83	3.43	(7.11)	14.76
Total from Operations	16.02	18.55	4.10	(6.50)	15.26
Distributions
Net Investment Income	(0.74)	(0.63)	(0.66)	(0.58)	(0.49)
Total from Distributions	(0.74)	(0.63)	(0.66)	(0.58)	(0.49)
Net Asset Value, end of period	$79.81	$64.53	$46.61	$43.17	$50.25
Total Return
Net Asset Value(d)	25.00%	39.96%	9.54%	(12.98)%	43.21%
RATIOS/SUPPLEMENT DATA
Ratios to Average Net Assets
Expenses	0.26%	0.26%	0.26%	0.30%	0.33%
Expenses net of reimbursements	0.25%	0.25%	0.25%	0.30%	0.32%
Net Investment Income Before Reimbursements	1.12%	1.22%	1.44%	1.31%	1.11%
Net Investment Income Net of Reimbursements	1.13%	1.22%	1.44%	1.31%	1.11%
Supplemental Data
Portfolio Turnover Rate(e)	19%	16%	20%	22%	30%
Net assets, end of period (thousands)	$690,349	$330,695	$146,806	$127,350	$144,475

Financial Highlights (cont.)

	Northern Trust STOXX® US ESG Select ETF
	Year ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$133.24	$102.72	$92.96	$112.73	$79.16
PER SHARE
Investment Operations
Net Investment Income(a)	1.55	1.46	1.32	1.22	1.26
Net Realized and Unrealized Gain (Loss)	23.32	30.57	9.71	(19.75)	33.50
Total from Operations	24.87	32.03	11.03	(18.53)	34.76
Distributions
Net Investment Income	(1.56)	(1.51)	(1.27)	(1.24)	(1.19)
Total from Distributions	(1.56)	(1.51)	(1.27)	(1.24)	(1.19)
Net Asset Value, end of period	$156.55	$133.24	$102.72	$92.96	$112.73
Total Return
Net Asset Value(d)	18.79%	31.28%	11.91%	(16.51)%	44.15%
RATIOS/SUPPLEMENT DATA
Ratios to Average Net Assets
Expenses	0.33%	0.33%	0.33%	0.33%	0.33%
Expenses net of reimbursements	0.32%	0.32%	0.32%	0.32%	0.32%
Net Investment Income Before Reimbursements	1.08%	1.17%	1.30%	1.20%	1.25%
Net Investment Income Net of Reimbursements	1.08%	1.18%	1.30%	1.20%	1.26%
Supplemental Data
Portfolio Turnover Rate(e)	25%	27%	28%	46%	40%
Net assets, end of period (thousands)	$129,153	$153,223	$166,925	$171,980	$191,643

Financial Highlights (cont.)

	Northern Trust STOXX® Global ESG Select ETF
	Year ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$167.19	$132.01	$117.54	$148.57	$106.02
PER SHARE
Investment Operations
Net Investment Income(a)	2.57	2.57	2.42	2.24	2.03
Net Realized and Unrealized Gain (Loss)	34.58	35.41	14.27	(30.82)	42.38
Total from Operations	37.15	37.98	16.69	(28.58)	44.41
Distributions
Net Investment Income	(3.01)	(2.80)	(2.22)	(2.45)	(1.86)
Total from Distributions	(3.01)	(2.80)	(2.22)	(2.45)	(1.86)
Net Asset Value, end of period	$201.33	$167.19	$132.01	$117.54	$148.57
Total Return
Net Asset Value(d)	22.47%	28.88%	14.17%	(19.35)%	42.10%
RATIOS/SUPPLEMENT DATA
Ratios to Average Net Assets
Expenses	0.45%	0.44%	0.43%	0.43%	0.43%
Expenses net of reimbursements	0.42%	0.42%	0.42%	0.42%	0.42%
Net Investment Income Before Reimbursements	1.41%	1.60%	1.82%	1.69%	1.50%
Net Investment Income Net of Reimbursements	1.43%	1.62%	1.83%	1.69%	1.51%
Supplemental Data
Portfolio Turnover Rate(e)	47%	41%	35%	54%	48%
Net assets, end of period (thousands)	$100,667	$137,933	$151,816	$146,925	$185,717

Financial Highlights (cont.)

	Northern Trust ESG & Climate US Large Cap Core ETF
	Year ended October 31, 2025	Year ended October 31, 2024	Year ended October 31, 2023	Year ended October 31, 2022	For the period 09/20/21* through 10/31/21
Net asset value, beginning of period	$63.59	$47.61	$44.21	$53.39	$50.00
PER SHARE
Investment Operations
Net Investment Income(a)	0.83	0.77	0.77	0.70	0.06
Net Realized and Unrealized Gain (Loss)	10.45	15.96	3.35	(9.25)	3.33
Total from Operations	11.28	16.73	4.12	(8.55)	3.39
Distributions
Net Investment Income	(0.83)	(0.75)	(0.72)	(0.62)	—
From Net Realized Gains	—	—	—	(0.01)	—
Total from Distributions	(0.83)	(0.75)	(0.72)	(0.63)	—
Net Asset Value, end of period	$74.04	$63.59	$47.61	$44.21	$53.39
Total Return(b)
Net Asset Value(d)	17.89%	35.29%	9.33%	(16.09)%	6.78%
RATIOS/SUPPLEMENT DATA
Ratios to Average Net Assets(c)
Expenses	0.10%	0.10%	0.10%	0.10%	0.09%
Expenses net of reimbursements	0.09%	0.09%	0.09%	0.09%	0.09%
Net Investment Income Before Reimbursements	1.24%	1.30%	1.61%	1.53%	0.96%
Net Investment Income Net of Reimbursements	1.24%	1.30%	1.61%	1.53%	0.96%
Supplemental Data
Portfolio Turnover Rate(b)(e)	32%	32%	16%	18%	— %(f)
Net assets, end of period (thousands)	$83,299	$68,362	$36,896	$22,103	$2,669
*
Commencement of investment operations.

Financial Highlights (cont.)

	Northern Trust ESG & Climate Developed Markets ex-US Core ETF
	Year ended October 31, 2025	Year ended October 31, 2024	Year ended October 31, 2023	Year ended October 31, 2022	For the period 09/20/21* through 10/31/21
Net asset value, beginning of period	$50.29	$41.65	$38.15	$51.19	$50.00
PER SHARE
Investment Operations
Net Investment Income(a)	1.51	1.40	1.38	1.44	0.16
Net Realized and Unrealized Gain (Loss)	7.37	8.61	3.31	(13.28)	1.03
Total from Operations	8.88	10.01	4.69	(11.84)	1.19
Distributions
Net Investment Income	(1.51)	(1.37)	(1.19)	(1.20)	—
Total from Distributions	(1.51)	(1.37)	(1.19)	(1.20)	—
Net Asset Value, end of period	$57.66	$50.29	$41.65	$38.15	$51.19
Total Return(b)
Net Asset Value(d)	17.97%	24.12%	12.08%	(23.36)%	2.38%
RATIOS/SUPPLEMENT DATA
Ratios to Average Net Assets(c)
Expenses	0.16%	0.14%	0.13%	0.13%	0.12%
Expenses net of reimbursements	0.12%	0.12%	0.12%	0.12%	0.12%
Net Investment Income Before Reimbursements	2.83%	2.84%	3.09%	3.35%	2.72%
Net Investment Income Net of Reimbursements	2.86%	2.85%	3.09%	3.35%	2.72%
Supplemental Data
Portfolio Turnover Rate(b)(e)	20%	22%	32%	33%	— %(f)
Net assets, end of period (thousands)	$70,634	$55,321	$37,484	$17,169	$5,119
*
Commencement of investment operations.

Financial Highlights (cont.)

	Northern Trust Morningstar Global Upstream Natural Resources ETF
	Year ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$39.78	$38.56	$41.35	$38.66	$26.71
PER SHARE
Investment Operations
Net Investment Income(a)	1.23	1.19	1.46	1.88	1.44
Net Realized and Unrealized Gain (Loss)	3.71	1.40	(3.01)	2.76	11.72
Total from Operations	4.94	2.59	(1.55)	4.64	13.16
Distributions
Net Investment Income	(1.29)	(1.37)	(1.24)	(1.95)	(1.21)
Total from Distributions	(1.29)	(1.37)	(1.24)	(1.95)	(1.21)
Net Asset Value, end of period	$43.43	$39.78	$38.56	$41.35	$38.66
Total Return
Net Asset Value(d)	12.77%	6.73%(i)	(3.92)%	12.20%	49.70%
RATIOS/SUPPLEMENT DATA
Ratios to Average Net Assets
Expenses	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses net of reimbursements	0.46%	0.46%	0.46%	0.46%	0.46%
Net Investment Income Before Reimbursements	3.09%	2.94%	3.48%	4.48%	3.95%
Net Investment Income Net of Reimbursements	3.10%	2.95%	3.48%	4.48%	3.95%
Supplemental Data
Portfolio Turnover Rate(e)	28%	21%	27%	32%	28%
Net assets, end of period (thousands)	$5,274,578	$5,658,679	$6,925,286	$6,834,852	$6,052,710

Financial Highlights (cont.)

	Northern Trust STOXX® Global Broad Infrastructure ETF
	Year ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$57.63	$47.76	$48.32	$57.73	$48.10
PER SHARE
Investment Operations
Net Investment Income(a)	1.47	1.50	1.40	1.35	1.38
Net Realized and Unrealized Gain (Loss)	5.35	9.78	(0.73)	(9.27)	9.57
Total from Operations	6.82	11.28	0.67	(7.92)	10.95
Distributions
Net Investment Income	(1.78)	(1.41)	(1.23)	(1.49)	(1.32)
Total from Distributions	(1.78)	(1.41)	(1.23)	(1.49)	(1.32)
Net Asset Value, end of period	$62.67	$57.63	$47.76	$48.32	$57.73
Total Return
Net Asset Value(d)	12.16%	23.82%(j)	1.24%	(13.92)%	22.85%
RATIOS/SUPPLEMENT DATA
Ratios to Average Net Assets
Expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Expenses net of reimbursements	0.47%	0.47%	0.47%	0.47%	0.47%
Net Investment Income Before Reimbursements	2.47%	2.75%	2.74%	2.51%	2.45%
Net Investment Income Net of Reimbursements	2.48%	2.75%	2.74%	2.51%	2.45%
Supplemental Data
Portfolio Turnover Rate(e)	13%	12%	12%	16%	13%
Net assets, end of period (thousands)	$2,995,777	$2,478,235	$2,025,181	$2,500,518	$2,643,906

Financial Highlights (cont.)

	Northern Trust Global Quality Real Estate ETF
	Year ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$59.87	$47.05	$52.12	$70.35	$50.88
PER SHARE
Investment Operations
Net Investment Income(a)	1.80	1.97	1.50	1.67	1.38
Net Realized and Unrealized Gain (Loss)	0.12	12.26	(5.09)	(17.88)	19.13
Total from Operations	1.92	14.23	(3.59)	(16.21)	20.51
Distributions
Net Investment Income	(2.47)	(1.41)	(1.48)	(1.99)	(1.04)
Tax Return of Capital	—	—	—	(0.03)	—
Total from Distributions	(2.47)	(1.41)	(1.48)	(2.02)	(1.04)
Net Asset Value, end of period	$59.32	$59.87	$47.05	$52.12	$70.35
Total Return
Net Asset Value(d)	3.37%	30.44%	(7.16)%	(23.51)%	40.58%
RATIOS/SUPPLEMENT DATA
Ratios to Average Net Assets
Expenses	0.46%	0.46%	0.46%	0.46%	0.46%
Expenses net of reimbursements	0.45%	0.45%	0.45%	0.45%	0.45%
Net Investment Income Before Reimbursements	3.05%	3.50%	2.83%	2.63%	2.16%
Net Investment Income Net of Reimbursements	3.06%	3.51%	2.83%	2.63%	2.17%
Supplemental Data
Portfolio Turnover Rate(e)	49%	49%	49%	54%	52%
Net assets, end of period (thousands)	$355,944	$386,155	$244,673	$328,381	$418,597

Financial Highlights (cont.)

	Northern Trust Quality Dividend ETF
	Year ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$70.59	$54.41	$52.28	$58.35	$43.40
PER SHARE
Investment Operations
Net Investment Income(a)	1.34	1.33	1.36	1.25	1.16
Net Realized and Unrealized Gain (Loss)	9.68	16.18	2.05	(6.05)	14.89
Total from Operations	11.02	17.51	3.41	(4.80)	16.05
Distributions
Net Investment Income	(1.34)	(1.33)	(1.28)	(1.27)	(1.10)
From Net Realized Gains	—	—	—	—	—
Total from Distributions	(1.34)	(1.33)	(1.28)	(1.27)	(1.10)
Net Asset Value, end of period	$80.27	$70.59	$54.41	$52.28	$58.35
Total Return
Net Asset Value(d)	15.84%	32.40%	6.52%	(8.29)%	37.27%
RATIOS/SUPPLEMENT DATA
Ratios to Average Net Assets
Expenses	0.38%	0.38%	0.38%	0.38%	0.38%
Expenses net of reimbursements	0.37%	0.37%	0.37%	0.37%	0.37%
Net Investment Income Before Reimbursements	1.84%	2.04%	2.45%	2.24%	2.16%
Net Investment Income Net of Reimbursements	1.84%	2.05%	2.45%	2.24%	2.16%
Supplemental Data
Portfolio Turnover Rate(e)	41%	38%	51%	40%	51%
Net assets, end of period (thousands)	$2,002,250	$1,850,813	$1,478,273	$1,522,730	$1,642,545

Financial Highlights (cont.)

	Northern Trust Quality Dividend Defensive ETF
	Year ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$70.54	$53.32	$50.61	$56.01	$42.61
PER SHARE
Investment Operations
Net Investment Income(a)	1.35	1.32	1.29	1.16	1.09
Net Realized and Unrealized Gain (Loss)	9.58	17.22	2.66	(5.35)	13.39
Total from Operations	10.93	18.54	3.95	(4.19)	14.48
Distributions
Net Investment Income	(1.31)	(1.32)	(1.24)	(1.21)	(1.08)
Total from Distributions	(1.31)	(1.32)	(1.24)	(1.21)	(1.08)
Net Asset Value, end of period	$80.16	$70.54	$53.32	$50.61	$56.01
Total Return
Net Asset Value(d)	15.69%	35.07%	7.82%	(7.53)%	34.28%
RATIOS/SUPPLEMENT DATA
Ratios to Average Net Assets
Expenses	0.38%	0.38%	0.38%	0.38%	0.38%
Expenses net of reimbursements	0.37%	0.37%	0.37%	0.37%	0.37%
Net Investment Income Before Reimbursements	1.84%	2.05%	2.39%	2.16%	2.10%
Net Investment Income Net of Reimbursements	1.84%	2.06%	2.40%	2.16%	2.11%
Supplemental Data
Portfolio Turnover Rate(e)	41%	50%	51%	47%	57%
Net assets, end of period (thousands)	$478,937	$403,870	$313,231	$345,444	$448,058

Financial Highlights (cont.)

	Northern Trust International Quality Dividend ETF
	Year ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$24.97	$20.70	$18.47	$25.77	$20.15
PER SHARE
Investment Operations
Net Investment Income(a)	1.15	0.98	1.12	1.15	0.97
Net Realized and Unrealized Gain (Loss)	4.60	4.48	2.14	(7.23)	5.55
Total from Operations	5.75	5.46	3.26	(6.08)	6.52
Distributions
Net Investment Income	(1.77)	(1.19)	(1.03)	(1.22)	(0.90)
Total from Distributions	(1.77)	(1.19)	(1.03)	(1.22)	(0.90)
Net Asset Value, end of period	$28.95	$24.97	$20.70	$18.47	$25.77
Total Return
Net Asset Value(d)	24.44%	26.73%	17.45%	(24.11)%	32.42%
RATIOS/SUPPLEMENT DATA
Ratios to Average Net Assets
Expenses	0.49%	0.49%	0.49%	0.48%	0.48%
Expenses net of reimbursements	0.47%	0.47%	0.47%	0.47%	0.47%
Net Investment Income Before Reimbursements	4.38%	4.01%	5.13%	5.11%	3.80%
Net Investment Income Net of Reimbursements	4.39%	4.03%	5.14%	5.11%	3.81%
Supplemental Data
Portfolio Turnover Rate(e)	61%	51%	49%	69%	68%
Net assets, end of period (thousands)	$851,082	$594,400	$498,876	$432,097	$616,007

Financial Highlights (cont.)

	Northern Trust International Quality Dividend Dynamic ETF
	Year ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$29.58	$24.34	$21.31	$30.39	$22.38
PER SHARE
Investment Operations
Net Investment Income(a)	1.33	1.09	1.28	1.45	1.28
Net Realized and Unrealized Gain (Loss)	6.44	5.68	2.91	(9.01)	7.63
Total from Operations	7.77	6.77	4.19	(7.56)	8.91
Distributions
Net Investment Income	(2.17)	(1.53)	(1.16)	(1.52)	(0.90)
Total from Distributions	(2.17)	(1.53)	(1.16)	(1.52)	(0.90)
Net Asset Value, end of period	$35.18	$29.58	$24.34	$21.31	$30.39
Total Return
Net Asset Value(d)	28.01%	28.20%	19.39%	(25.48)%	39.87%
RATIOS/SUPPLEMENT DATA
Ratios to Average Net Assets
Expenses	0.51%	0.51%	0.48%	0.48%	0.48%
Expenses net of reimbursements	0.47%	0.47%	0.47%	0.47%	0.47%
Net Investment Income Before Reimbursements	4.28%	3.77%	4.96%	5.49%	4.24%
Net Investment Income Net of Reimbursements	4.31%	3.80%	4.96%	5.49%	4.25%
Supplemental Data
Portfolio Turnover Rate(e)	65%	61%	78%	74%	72%
Net assets, end of period (thousands)	$84,429	$68,031	$65,714	$61,788	$75,975

Financial Highlights (cont.)

	Northern Trust iBoxx® 3-Year Target Duration TIPS ETF
	Year ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$23.78	$23.17	$23.58	$26.38	$25.73
PER SHARE
Investment Operations
Net Investment Income(a)	1.07	0.90	0.96	1.72	1.09
Net Realized and Unrealized Gain (Loss)	0.39	0.69	(0.52)	(2.83)	0.68
Total from Operations	1.46	1.59	0.44	(1.11)	1.77
Distributions
Net Investment Income	(0.99)	(0.98)	(0.85)	(1.66)	(1.12)
Tax Return of Capital	—	—	—	(0.03)	—
Total from Distributions	(0.99)	(0.98)	(0.85)	(1.69)	(1.12)
Net Asset Value, end of period	$24.25	$23.78	$23.17	$23.58	$26.38
Total Return
Net Asset Value(d)	6.26%	7.02%	1.84%	(4.44)%	6.95%
RATIOS/SUPPLEMENT DATA
Ratios to Average Net Assets
Expenses	0.19%	0.19%	0.19%	0.19%	0.19%
Expenses net of reimbursements	0.18%	0.18%	0.18%	0.18%	0.18%
Net Investment Income Before Reimbursements	4.45%	3.80%	4.08%	6.82%	4.14%
Net Investment Income Net of Reimbursements	4.45%	3.81%	4.08%	6.83%	4.15%
Supplemental Data
Portfolio Turnover Rate(e)	86%	71%	63%	116%	53%
Net assets, end of period (thousands)	$2,556,860	$1,721,905	$1,927,923	$2,157,939	$1,437,584

Financial Highlights (cont.)

	Northern Trust iBoxx® 5-Year Target Duration TIPS ETF
	Year ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$23.61	$22.76	$23.63	$28.02	$27.34
PER SHARE
Investment Operations
Net Investment Income(a)	1.06	0.89	1.01	1.83	1.16
Net Realized and Unrealized Gain (Loss)	0.54	0.94	(1.01)	(4.35)	0.70
Total from Operations	1.60	1.83	0.00	(2.52)	1.86
Distributions
Net Investment Income	(0.99)	(0.98)	(0.87)	(1.84)	(1.18)
Tax Return of Capital	—	—	—	(0.03)	—
Total from Distributions	(0.99)	(0.98)	(0.87)	(1.87)	(1.18)
Net Asset Value, end of period	$24.22	$23.61	$22.76	$23.63	$28.02
Total Return
Net Asset Value(d)	6.89%	8.20%	(0.11)%	(9.46)%	6.88%
RATIOS/SUPPLEMENT DATA
Ratios to Average Net Assets
Expenses	0.19%	0.19%	0.19%	0.19%	0.19%
Expenses net of reimbursements	0.18%	0.18%	0.18%	0.18%	0.18%
Net Investment Income Before Reimbursements	4.43%	3.77%	4.26%	6.98%	4.17%
Net Investment Income Net of Reimbursements	4.43%	3.77%	4.27%	6.98%	4.17%
Supplemental Data
Portfolio Turnover Rate(e)	59%	42%	52%	80%	46%
Net assets, end of period (thousands)	$897,260	$703,480	$811,550	$643,886	$714,479

Financial Highlights (cont.)

	Northern Trust Disciplined Duration MBS ETF
	Year ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$20.48	$19.59	$20.04	$23.42	$24.10
PER SHARE
Investment Operations
Net Investment Income(a)	0.79	0.72	0.55	0.26	0.09
Net Realized and Unrealized Gain (Loss)	0.45	0.91	(0.34)	(3.07)	(0.16)
Total from Operations	1.24	1.63	0.21	(2.81)	(0.07)
Distributions
Net Investment Income	(0.83)	(0.74)	(0.66)	(0.57)	(0.61)
Total from Distributions	(0.83)	(0.74)	(0.66)	(0.57)	(0.61)
Net Asset Value, end of period	$20.89	$20.48	$19.59	$20.04	$23.42
Total Return
Net Asset Value(d)	6.23%	8.43%	0.98%	(12.16)%	(0.28)%
RATIOS/SUPPLEMENT DATA
Ratios to Average Net Assets
Expenses	0.21%	0.21%	0.21%	0.21%	0.21%
Expenses net of reimbursements	0.20%	0.20%	0.20%	0.20%	0.20%
Net Investment Income Before Reimbursements	3.82%	3.53%	2.70%	1.19%	0.35%
Net Investment Income Net of Reimbursements	3.83%	3.54%	2.70%	1.19%	0.36%
Supplemental Data
Portfolio Turnover Rate(e)	38%	31%	46%	222%	476%
Net assets, end of period (thousands)	$88,794	$93,172	$74,424	$97,189	$111,243

Financial Highlights (cont.)

	Northern Trust Credit-Scored US Corporate Bond ETF
	Year ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$48.18	$45.38	$45.26	$53.52	$54.70
PER SHARE
Investment Operations
Net Investment Income(a)	2.36	2.36	1.74	1.04	0.91
Net Realized and Unrealized Gain (Loss)	1.01	2.74	0.05	(7.83)	(0.51)
Total from Operations	3.37	5.10	1.79	(6.79)	0.40
Distributions
Net Investment Income	(2.34)	(2.30)	(1.67)	(1.06)	(0.96)
From Net Realized Gains	—	—	—	(0.41)	(0.62)
Total from Distributions	(2.34)	(2.30)	(1.67)	(1.47)	(1.58)
Net Asset Value, end of period	$49.21	$48.18	$45.38	$45.26	$53.52
Total Return
Net Asset Value(d)	7.20%	11.44%	3.92%	(12.91)%	0.70%
RATIOS/SUPPLEMENT DATA
Ratios to Average Net Assets
Expenses	0.16%	0.17%	0.23%	0.23%	0.23%
Expenses net of reimbursements	0.15%	0.16%	0.22%	0.22%	0.22%
Net Investment Income Before Reimbursements	4.88%	4.94%	3.74%	2.11%	1.68%
Net Investment Income Net of Reimbursements	4.89%	4.95%	3.74%	2.11%	1.69%
Supplemental Data
Portfolio Turnover Rate(e)	65%	81%	121%	66%	53%
Net assets, end of period (thousands)	$639,731	$455,347	$274,550	$242,139	$315,740

Financial Highlights (cont.)

	Northern Trust Credit-Scored US Long Corporate Bond ETF
	Year ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$43.40	$38.10	$39.44	$60.85	$61.81
PER SHARE
Investment Operations
Net Investment Income(a)	2.38	2.36	2.14	1.93	1.90
Net Realized and Unrealized Gain (Loss)	—	5.24	(1.33)	(20.48)	1.22
Total from Operations	2.38	7.60	0.81	(18.55)	3.12
Distributions
Net Investment Income	(2.38)	(2.30)	(2.15)	(1.92)	(1.88)
From Net Realized Gains	—	—	—	(0.94)	(2.20)
Total from Distributions	(2.38)	(2.30)	(2.15)	(2.86)	(4.08)
Net Asset Value, end of period	$43.40	$43.40	$38.10	$39.44	$60.85
Total Return
Net Asset Value(d)	5.76%	20.16%(k)	1.59%(k)	(31.58)%	5.14%
RATIOS/SUPPLEMENT DATA
Ratios to Average Net Assets
Expenses	0.16%	0.17%	0.23%	0.23%	0.23%
Expenses net of reimbursements	0.15%	0.16%	0.22%	0.22%	0.22%
Net Investment Income Before Reimbursements	5.61%	5.43%	5.01%	3.86%	3.13%
Net Investment Income Net of Reimbursements	5.61%	5.43%	5.02%	3.86%	3.14%
Supplemental Data
Portfolio Turnover Rate(e)	88%	116%	103%	58%	88%
Net assets, end of period (thousands)	$47,735	$47,740	$28,575	$35,498	$60,855

Financial Highlights (cont.)

	Northern Trust High Yield Value-Scored Bond ETF
	Year ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$41.10	$38.74	$40.09	$49.58	$46.25
PER SHARE
Investment Operations
Net Investment Income(a)	3.02	3.42	3.57	2.98	2.67
Net Realized and Unrealized Gain (Loss)	(0.07)	2.40	(1.40)	(9.24)	3.42
Total from Operations	2.95	5.82	2.17	(6.26)	6.09
Distributions
Net Investment Income	(3.10)	(3.46)	(3.52)	(2.86)	(2.76)
From Net Realized Gains	—	—	—	(0.37)	—
Total from Distributions	(3.10)	(3.46)	(3.52)	(3.23)	(2.76)
Net Asset Value, end of period	$40.95	$41.10	$38.74	$40.09	$49.58
Total Return
Net Asset Value(d)	7.49%	15.55%(l)	5.45%(l)	(13.06)%	13.38%
RATIOS/SUPPLEMENT DATA
Ratios to Average Net Assets
Expenses	0.38%	0.38%	0.38%	0.38%	0.38%
Expenses net of reimbursements	0.37%	0.37%	0.37%	0.37%	0.37%
Net Investment Income Before Reimbursements	7.41%	8.40%	8.90%	6.81%	5.40%
Net Investment Income Net of Reimbursements	7.41%	8.41%	8.91%	6.81%	5.40%
Supplemental Data
Portfolio Turnover Rate(e)	100%	118%	167%	146%	128%
Net assets, end of period (thousands)	$1,230,481	$1,467,421	$1,222,307	$887,945	$575,184

Financial Highlights (cont.)

	Northern Trust ESG & Climate Investment Grade Corporate Core ETF
	Year ended October 31, 2025	Year ended October 31, 2024	Year ended October 31, 2023	Year ended October 31, 2022	For the period 09/20/21* through 10/31/21
Net asset value, beginning of period	$41.17	$37.96	$38.59	$49.35	$50.00
PER SHARE
Investment Operations
Net Investment Income(a)	1.97	1.91	1.61	1.07	0.10
Net Realized and Unrealized Gain (Loss)	0.55	3.14	(0.62)	(10.68)	(0.75)
Total from Operations	2.52	5.05	0.99	(9.61)	(0.65)
Distributions
Net Investment Income	(2.00)	(1.84)	(1.62)	(1.15)	—
Total from Distributions	(2.00)	(1.84)	(1.62)	(1.15)	—
Net Asset Value, end of period	$41.69	$41.17	$37.96	$38.59	$49.35
Total Return(b)
Net Asset Value(d)	6.33%	13.47%	2.41%	(19.73)%	(1.32)%
RATIOS/SUPPLEMENT DATA
Ratios to Average Net Assets(c)
Expenses	0.13%	0.13%	0.13%	0.13%	0.12%
Expenses net of reimbursements	0.12%	0.12%	0.12%	0.12%	0.12%
Net Investment Income Before Reimbursements	4.81%	4.67%	4.00%	2.41%	1.81%
Net Investment Income Net of Reimbursements	4.81%	4.67%	4.00%	2.41%	1.81%
Supplemental Data
Portfolio Turnover Rate(b)(e)	39%	41%	87%	66%	8%
Net assets, end of period (thousands)	$41,693	$45,284	$24,672	$23,156	$49,347
*
Commencement of investment operations.
(a)
Net investment income per share is based on average shares outstanding.
(b)
Not annualized for periods less than one year.
(c)
Annualized for periods less than one year.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.
(e)
In-kind transactions are not included in portfolio turnover calculations.
(f)
Less than 0.5%.
(g)
Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $7,847 and $16,693 for the fiscal year ended October 31, 2024 and 2023 respectively. Total return excluding the voluntary reimbursement would have been 22.41% and 13.62%, respectively.
(h)
The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(i)
The Fund received reimbursements from Northern Trust Investments, Inc. of $88,809. The reimbursements represent less than $0.01 per share. Without these reimbursements, the total return would have been 6.73%.
(j)
The Fund received reimbursements from Northern Trust Investments, Inc. of $87,510. The reimbursements represent less than $0.01 per share. Without these reimbursements, the total return would have been 23.82%.
(k)
Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $1,056 and $2,167 for the fiscal year ended October 31, 2024 and 2023 respectively. Total return excluding the voluntary reimbursement would have been 20.16% and 1.59%, respectively.
(l)
Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $68,563 and $84,821 for the fiscal year ended October 31, 2024 and 2023 respectively. Total return excluding the voluntary reimbursement would have been 15.55% and 5.44%, respectively.

More Information About Underlying Indexes and Index Providers

Morningstar, Inc. (“Morningstar”), a leading provider of investment research in North America, Europe, Australia and Asia, offers an extensive line of Internet-, software- and print-based products and services to individuals, financial advisors and institutions. Morningstar has developed and maintains a wide variety of global equity, fixed income and commodity indexes, including the Morningstar® Global Upstream Natural Resources IndexSM, the Morningstar® US Market Factor Tilt IndexSM, the Morningstar® Developed Markets ex-US Factor Tilt IndexSM and the Morningstar® Emerging Markets Factor Tilt IndexSM (the “Underlying Indexes”). All Morningstar® Indexes, including the Underlying Indexes, are rooted in Morningstar’s proprietary research and are created and maintained using transparent, rules-based methodologies. The words/phrases, “Morningstar®”, “Global Upstream Natural Resources IndexSM”, “US Market Factor Tilt IndexSM”, “Developed Markets ex-US Factor Tilt IndexSM” and “Emerging Markets Factor Tilt IndexSM”, are all service marks of Morningstar.
* * *
The iBoxx 3-Year Target Duration TIPS Index and iBoxx 5-Year Target Duration TIPS Index are each the property of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and have been licensed for use in connection the Northern Trust iBoxx® 3-Year Target Duration TIPS ETF and the Northern Trust iBoxx® 5-Year Target Duration TIPS ETF, respectively.
SPDJI is the index provider of each of the iBoxx Target Duration TIPS Indexes. SPDJI is a leading, global financial information services company. The company provides independent data, valuations and trade processing across all asset classes in order to enhance transparency, reduce risk and improve operational efficiency. Its client base includes the most significant institutional participants in the financial marketplace. S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).
* * *
The Northern Trust Quality Low Volatility IndexSM, Northern Trust Developed Markets ex-US Quality Low Volatility
IndexSM, Northern Trust Emerging Markets Quality Low Volatility IndexSM, Northern Trust Quality Large Cap IndexSM, Northern Trust ESG & Climate U.S. Large Cap Core IndexSM, Northern Trust ESG & Climate Developed Markets ex-US Core IndexSM, Northern Trust Quality Dividend IndexSM, Northern Trust Quality Dividend Defensive IndexSM, Northern Trust International Quality Dividend IndexSM, Northern Trust International Quality Dividend Dynamic IndexSM, Northern Trust Global Quality Real Estate IndexSM, Northern Trust US Corporate Bond Quality Value IndexSM, Northern Trust US Long Corporate Bond Quality Value IndexSM, Northern Trust High Yield Value-Scored US Corporate Bond IndexSM and Northern Trust ESG & Climate Investment Grade U.S. Corporate Core IndexSM (together the “Northern Trust Indexes”) are each the property of NTI and have been licensed for use by the Northern Trust US Quality Low Volatility ETF, Northern Trust Developed Markets ex-US Quality Low Volatility ETF, Northern Trust Emerging Markets Quality Low Volatility ETF, Northern Trust US Quality Large Cap ETF, Northern Trust ESG & Climate US Large Cap Core ETF, Northern Trust ESG & Climate Developed Markets ex-US Core ETF, Northern Trust Global Quality Real Estate ETF, Northern Trust Quality Dividend ETF, Northern Trust Quality Dividend Defensive ETF, Northern Trust International Quality Dividend ETF, Northern Trust International Quality Dividend Dynamic ETF, Northern Trust Credit-Scored US Corporate Bond ETF, Northern Trust Credit-Scored US Long Corporate Bond ETF, Northern Trust High Yield Value-Scored Bond ETF and Northern Trust ESG & Climate Investment Grade Corporate Core ETF (together the “Funds”), respectively.
NTI is the index provider of each of the Northern Trust Indexes and serves as the Investment Adviser of the Funds. NTI has adopted policies and procedures designed to minimize or eliminate potential conflicts of interest; prevent certain persons from having any advantage over other market participants with respect to prior knowledge of companies that may be added to, or deleted from, a Northern Trust Index or from the portfolios of any Fund that tracks a Northern Trust Index; and prevent the dissemination or use of non-public information about pending changes to index constituents or methodology.
* * *

More Information About Underlying Indexes and Index Providers (cont.)

STOXX Ltd. is a global index provider, currently calculating a global, comprehensive index family of over 6,000 strictly rules-based and transparent indices. Best known for the leading European equity indices EURO STOXX 50, STOXX Europe 50 and STOXX Europe 600, STOXX Ltd. maintains and calculates the STOXX Global Index family which consists of total market, broad and blue-chip indices for the regions. Americas, Europe, Asia, and Pacific, the sub-regions Latin America and BRIC (Brazil, Russia, India and China), as well as global markets.
The STOXX indices are licensed to over 400 companies around the world as underlyings for Exchange Traded Funds (ETFs), Futures & Options, Structured Products and passively-managed investment funds. Three of the top Exchange Traded Funds (ETFs) in Europe and 30 percent of all assets under management are based on STOXX indices. STOXX Ltd. holds Europe’s number one and the world’s number three position in the derivatives segment.
In addition, STOXX Ltd. is the marketing agent for the indices of Deutsche Boerse Group, amongst them the DAX Index.
STOXX Ltd. is part of Deutsche Boerse Group.
Morningstar and STOXX Ltd. are not affiliated with the Trust or the Investment Adviser. The Investment Adviser has entered into a license agreement with each of Morningstar and STOXX Ltd. pursuant to which the Investment Adviser pays a fee to use the applicable Underlying Indexes. The Investment Adviser has entered into a sub-license agreement with the Trust for the use of the applicable Underlying Indexes at no charge.
* * *
ICE Data Indices, LLC is not affiliated with the Trust or NTI. NTI has entered into a license agreement with ICE Data Indices, LLC for the license to use the Underlying Index in connection with the Northern Trust Disciplined Duration MBS ETF. NTI has entered into a sub-license agreement with the Trust for use of the Underlying Index at no charge.
* * *

Disclaimers

NTI does not guarantee, and has no obligation to inquire into, the accuracy and/or the completeness of the Underlying Indexes or any data included therein or the descriptions of the Index Providers, and NTI shall have no liability for any errors, omissions, restatements, recalculations or interruptions therein.
NTI makes no warranty, express or implied, as to results to be obtained by the Funds, to the owners of the shares of any Fund, or to any other person or entity, from the use of any Underlying Index or any data included therein. NTI makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NTI have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits regarding any Underlying Index or any data included therein), even if notified of the possibility of such damages.
* * *
Acting in the role of index provider to the Trust, Morningstar licenses the Underlying Indexes and accompanying service marks to NTI for NTI’s further use in creating and maintaining the Northern Trust Morningstar US Market Factor Tilt ETF, the Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF, the Northern Trust Morningstar Emerging Markets Factor Tilt ETF, and the Northern Trust Morningstar Global Upstream Natural Resources ETF (collectively, the “Funds”). The Funds are not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds in particular or the ability of the Underlying Indexes to track general stock market performance. Morningstar’s only relationship to NTI, the Trust and the Funds is the licensing of the certain service marks and the Underlying Indexes, each of which is determined, composed and calculated by Morningstar without regard to NTI, the Trust or the Funds. Morningstar has no obligation to take the needs of NTI, the Trust, the Funds or the owners of the Funds into consideration in determining, composing or calculating the Underlying Indexes. Morningstar is not responsible for and has not participated in the determination of the prices and amounts of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which any Fund is converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the Funds.
MORNINGSTAR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NO
LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY NTI, THE TRUST, THE FUNDS OR OWNERS OR USERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
* * *
The "iBoxx Target Duration TIPS Indices" (the “Indices”) are a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Northern Trust. S&P®, S&P 500®, SPX®, SPY®, US 500™, The 500™, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Northern Trust. It is not possible to invest directly in an index. Northern Trust’s funds that track the Indices (the “iBoxx Tracking Funds”) are not sponsored or sold by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the iBoxx Tracking Funds or any member of the public regarding the advisability of investing in securities generally or in iBoxx Tracking Funds particularly or the ability of the Indices to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Northern Trust with respect to the Indices is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Northern Trust or the iBoxx Tracking Funds. S&P Dow Jones Indices has no obligation to take the needs of Northern Trust or the owners of iBoxx Tracking Funds into consideration in determining, composing or calculating the Indices. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of iBoxx Tracking Funds. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisor, commodity pool operator, broker dealer, fiduciary, promoter” (as defined in

Disclaimers (cont.)

the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice. SPDJI provides indices that use environmental, social and/or governance (ESG) indicators (including, without limit, business involvement screens, conformance to voluntary corporate standards, GHG emissions data, and ESG scores) to select, weight and/or exclude constituents. ESG indicators seek to measure a company’s, or an asset’s performance, with respect to E, S and/or G criteria. ESG indicators are derived from publicly reported data, modelled data, or a combination of reported and modelled data. ESG indicators are based on a qualitative assessment due to the absence of well-defined uniform market standards and the use of multiple methodologies to assess ESG factors. No single clear, definitive test or framework (legal, regulatory, or otherwise) exists to determine labels such as, ‘ESG’, ‘sustainable’, ‘good governance’, ‘no adverse environmental, social and/or other impacts’, or other equivalently labelled objectives. Therefore, the exercise of subjective judgment is necessary. Different persons may classify the same investment, products and/or strategy differently regarding the foregoing labels.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY NORTHERN TRUST, OWNERS OF IBOXX TRACKING FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR
DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND NORTHERN TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
* * *
Northern Trust Investments, Inc. and the Northern Trust US Quality Low Volatility ETF, Northern Trust Developed Markets ex-US Quality Low Volatility ETF, Northern Trust Emerging Markets Quality Low Volatility ETF, Northern Trust ESG & Climate US Large Cap Core ETF, Northern Trust ESG & Climate Developed Markets ex-US Core ETF, Northern Trust Quality Dividend ETF, Northern Trust Quality Dividend Defensive ETF, Northern Trust International Quality Dividend ETF, Northern Trust International Quality Dividend Dynamic ETF, and Northern Trust US Quality Large Cap ETF, Northern Trust Global Quality Real Estate ETF, Northern Trust Credit-Scored US Corporate Bond ETF, Northern Trust Credit-Scored US Long Corporate Bond ETF and Northern Trust High Yield Value-Scored Bond ETF and Northern Trust ESG & Climate Investment Grade Corporate Core ETF (each, a “Fund”, together, the “Funds”) make no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds in particular or the ability of the Northern Trust 600 IndexSM, Northern Trust 1250 IndexSM, Northern Trust Quality Low Volatility IndexSM, Northern Trust Developed Markets ex-US Quality Low Volatility IndexSM, Northern Trust Emerging Markets Quality Low Volatility IndexSM, Northern Trust International Large Cap IndexSM, Northern Trust Quality Dividend IndexSM, Northern Trust Quality Dividend Defensive IndexSM, Northern Trust International Quality Dividend IndexSM, Northern Trust International Quality Dividend Dynamic IndexSM, Northern Trust Quality Large Cap IndexSM, the Northern Trust Global Quality Real Estate IndexSM, the Northern Trust Global Real Estate IndexSM, Northern Trust Global IndexSM, Northern Trust US Corporate Bond Quality Value IndexSM, Northern Trust US Long Corporate Bond Quality Value IndexSM, Northern Trust US Investment Grade Corporate Bond IndexSM, Northern Trust US Investment Grade Long Corporate Bond IndexSM and Northern Trust High Yield Value-Scored US Corporate Bond IndexSM, Northern Trust High Yield US Corporate Bond IndexSM, Northern Trust US Corporate Bond IndexSM, Northern Trust ESG & Climate U.S. Large Cap Core IndexSM, Northern Trust ESG & Climate Developed Markets ex-US Core IndexSM and Northern Trust ESG & Climate Investment Grade U.S. Corporate Core IndexSM (together, the “Northern Trust Indexes”) to track general stock market performance. Northern Trust Investments, Inc. is the licensor of certain trademarks, service marks and service names of the Funds. Northern Trust Investments,

Disclaimers (cont.)

Inc. has no obligation to take the needs of the Trust, the Funds or the owners of the Funds into consideration in determining, composing or calculating the Northern Trust Indexes.
NEITHER THE FUNDS NOR NORTHERN TRUST INVESTMENTS, INC. GUARANTEE THE ACCURACY, COMPLETENESS OR PERFORMANCE OF ANY NORTHERN TRUST INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY IN CONNECTION WITH ANY NORTHERN TRUST INDEX OR NORTHERN TRUST INDEX CALCULATION. NORTHERN TRUST INVESTMENTS, INC. MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, THE FUNDS OR OWNERS OR USERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NORTHERN TRUST INDEXES OR ANY DATA INCLUDED THEREIN. NORTHERN TRUST INVESTMENTS, INC. MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NORTHERN TRUST INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NORTHERN TRUST INVESTMENTS, INC. HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Northern Trust Quality Low Volatility IndexSM, Northern Trust Developed Markets ex-US Quality Low Volatility IndexSM, Northern Trust Emerging Markets Quality Low Volatility IndexSM, Northern Trust ESG & Climate U.S. Large Cap Core IndexSM, Northern Trust ESG & Climate Developed Markets ex-US Core IndexSM, Northern Trust US Corporate Bond Quality Value IndexSM, Northern Trust US Long Corporate Bond Quality Value IndexSM, Northern Trust US Investment-Grade Corporate Bond IndexSM, Northern Trust US Investment-Grade Long Corporate Bond IndexSM and Northern Trust High Yield Value-Scored US Corporate Bond IndexSM and Northern Trust ESG & Climate Investment Grade U.S. Corporate Core IndexSM are service marks of NTI and have been licensed for use by the Trust. FlexShares® is a registered trademark of NTI.
* * *
STOXX Limited, Deutsche Börse Group and their licensors (the “Licensors”), research partners or data providers have no relationship to the Trust other than the licensing of the STOXX® USA ESG Select KPIs Index, STOXX® Global ESG Select KPIs Index and STOXX® Global Broad Infrastructure Index and the related trademarks for use in connection with the Northern Trust STOXX® US ESG Select ETF, Northern Trust STOXX® Global ESG Select ETF and Northern Trust STOXX® Global Broad Infrastructure ETF (the “Funds”).
STOXX, Deutsche Börse Group and their Licensors, research partners or data providers do not:
•Sponsor, endorse, sell or promote the Funds.
•Recommend that any person invest in the Funds or any other securities.
•Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Funds.
•Have any responsibility or liability for the administration, management or marketing of the Funds.
•Consider the needs of the Funds or the owners of the Funds in determining, composing or calculating the STOXX® USA ESG Select KPIs Index, STOXX® Global ESG Select KPIs Index and STOXX® Global Broad Infrastructure Index or have any obligation to do so.
STOXX, Deutsche Börse Group and their Licensors, research partners or data providers give no warranty and exclude any liability (whether in negligence or otherwise), in connection with the Funds or their performance.
STOXX does not assume any contractual relationship with the purchasers of the Funds or any other third parties.
Specifically,
•STOXX, Deutsche Börse Group and their Licensors, research partners or data providers do not give any warranty, express or implied, and exclude any liability about:
•The results to be obtained by the Funds, the owner of the Funds or any other person in connection with the use of the Indexes and the data included in the STOXX® USA ESG Select KPIs Index, STOXX® Global ESG Select KPIs Index and STOXX® Global Broad Infrastructure Index;
•The accuracy, timeliness, and completeness of the STOXX® USA ESG Select KPIs Index, STOXX® Global ESG Select KPIs Index and STOXX® Global Broad Infrastructure Index and their data;
•The merchantability and the fitness for a particular purpose or use of the STOXX® USA ESG Select KPIs Index, STOXX® Global ESG Select KPIs Index and STOXX® Global Broad Infrastructure Index and their data;
•The performance of the Funds generally.
•STOXX Deutsche Börse Group and their Licensors, research partners or data providers give no warranty and exclude any liability, for any errors, omissions or interruptions in the STOXX® USA ESG Select KPIs Index, STOXX® Global ESG Select KPIs Index and STOXX® Global Broad Infrastructure Index or their data;

Disclaimers (cont.)

•Under no circumstances will STOXX, Deutsche Börse Group or their Licensors, research partners or data providers be liable (whether in negligence or otherwise) for any lost profits or indirect, punitive, special or consequential damages or losses, arising as a result of such errors, omissions or interruptions in the STOXX® USA ESG Select KPIs Index, STOXX® Global ESG Select KPIs Index and STOXX® Global Broad Infrastructure Index or its data or generally in relation to the Funds, even in circumstances where STOXX, Deutsche Börse Group or their Licensors, research partners or data providers are aware that such loss or damage may occur.
The licensing agreement between NTI and STOXX is solely for their benefit and not for the benefit of the owners of the Funds or any other third parties.
* * *
Shares of the Trust are not sponsored, endorsed or promoted by Cboe BZX, Nasdaq and NYSE Arca (the “Exchanges”). The Exchanges make no representation or warranty, express or implied, to the owners of the shares of any Fund or any member of the public regarding the ability of any Fund to track the total return performance of any Underlying Index or the ability of any Underlying Index identified herein to track stock market performance. The Exchanges are not responsible for, nor has it participated in, the determination of the compilation or the calculation of any Underlying Indices, nor in the determination of the timing of, prices of, or quantities of the shares of any Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Exchanges have no obligation or liability to owners of the shares of any Fund in connection with the administration, marketing or trading of the shares of the Fund.
The Exchanges do not guarantee the accuracy and/or the completeness of any Underlying Index or any data included therein. The Exchanges make no warranty, express or implied, as to results to be obtained by the Trust on behalf of its Funds as licensee, licensee’s customers and counterparties, owners of the shares of the Trust, or any other person or entity from the use of any Underlying Index or any data included therein in connection with the rights licensed as described herein or for any other use. The Exchanges make no express or implied warranties, and hereby expressly disclaim all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Exchanges have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
* * *
Northern Trust 600 IndexSM, Northern Trust 1250 IndexSM, Northern Trust International Large Cap IndexSM,
Northern Trust Quality Dividend IndexSM, Northern Trust Quality Dividend Defensive IndexSM, Northern Trust International Quality Dividend IndexSM, Northern Trust International Quality Dividend Dynamic IndexSM, Northern Trust Quality Large Cap IndexSM and Northern Trust Global Quality Real Estate IndexSM, are service marks of NTI and have been licensed for use by the Trust. FlexShares® is a registered trademark of NTI.
* * *
The ICE BofA® Constrained Duration US Mortgage Backed Securities IndexSM are trademarks of ICE Data Indices, LLC or its affiliates (“ICE”) or are being used with permission and have been licensed, along with The ICE BofA® Constrained Duration US Mortgage Backed Securities IndexSM (“Index”) for use by NTI in connection with the Northern Trust Disciplined Duration MBS ETF (the “Fund”). Neither the Fund, NTI, nor the Trust are sponsored, endorsed, sold or promoted by ICE. ICE does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the Fund or the advisability of investing in the Fund, particularly the ability of the Index to track performance of any market or strategy. ICE’s only relationship to NTI (“Licensee”) is the licensing of certain trademarks and trade names and the Index or components thereof. The Index is determined, composed and calculated by ICE and ICE is the administrator of the Index. ICE has no obligation to take the needs of the Licensee or the holders of the Fund into consideration in determining, composing or calculating the Index. ICE is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. ICE has no obligation or liability in connection with the administration, marketing, or trading of the Fund.
ICE AND ITS THIRD-PARTY SUPPLIERS DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND ICE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, UNAVAILABILITY, OR INTERRUPTIONS THEREIN. ICE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, HOLDERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. ICE AND ITS THIRD-PARTY SUPPLIERS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ICE AND ITS THIRD-PARTY SUPPLIERS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL, CONSEQUENTIAL DAMAGES, OR LOST PROFITS,

Disclaimers (cont.)

EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries.

Supplemental Information

I. Premium/Discount Information

Information about the differences between the daily market prices on secondary markets for shares of the Funds and the Funds’ net asset values for various time periods, as applicable, is available by visiting the Funds’ website at etfs.ntam.northerntrust.com.
II. Total Return Information

Additional information about the total return of each Fund and its Underlying Index for various time periods, as applicable, is available by visiting the Funds’ website at etfs.ntam.northerntrust.com.

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

For More Information

Annual/Semi-Annual Reports, Financial Statements and Statement of Additional Information (“SAI”)

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR filed with the SEC. In the Funds’ annual reports, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. In Form N-CSR, you will find the Funds' Annual and Semi-Annual Financial Statements and Other Information.
Additional information about the Funds and their policies also is available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).
The Funds’ annual and semiannual reports, the SAI and other information such as Fund financial statements are available free on the Funds’ website at etfs.ntam.northerntrust.com, and upon request by calling the Funds at 1-855-353-9383 or by sending an email request to: NorthernTrustETF@acaglobal.com. The SAI and other information are available from a financial intermediary (such as a broker-dealer or bank) through which the Funds’ shares may be purchased or sold.
TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:
By Telephone
Call 1-855-353-9383
By Mail
Northern Trust ETFs
c/o Foreside Fund Services, LLC
190 Middle Street, Suite 301
Portland, ME 04101
On the Internet
The Funds’ documents are available online and may be downloaded from:
•The EDGAR database on the SEC’s website at sec.gov (text-only)
•The Funds’ website at etfs.ntam.northerntrust.com
Other information about the Funds is available on the EDGAR Database on the SEC’s website at sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
811-22555
FS00012-0826

Northern Funds Prospectus

Fund	Ticker	Stock Exchange
Northern Trust Ultra-Short Fixed Income ETF (formerly, FlexShares® Ultra-Short Income Fund)	RAVI	NYSE Arca, Inc.
Northern Trust Core Bond ETF (formerly, FlexShares® Core Select Bond Fund)	BNDC	NYSE Arca, Inc.
Prospectus dated March 1, 2026, As Amended August 17, 2026.
An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, or its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summaries
Northern Trust Ultra-Short Fixed Income ETF
(formerly, FlexShares® Ultra-Short Income Fund)
Ticker: RAVI

Investment Objective
The Fund seeks maximum current income consistent with the preservation of capital and liquidity.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.26%
Expense Reimbursement(1)	-0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.25%
(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.25%. This contractual limitation may not be terminated before March 1, 2027 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5%
return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$26
3 Years	$83
5 Years	$145
10 Years	$330
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets in a portfolio of fixed-income instruments, including bonds, debt securities and other similar instruments issued by U.S. and non-U.S. public and private sector entities. Such issuers include, without limitation, U.S. and non-U.S. governments and their agencies, instrumentalities or sponsored enterprises, U.S. state and local governments and municipalities, and U.S. and non-U.S. private-sector entities, such as corporations and banks. The average portfolio duration of this Fund will vary based on The Northern Trust Company Investment Policy Committee’s forecast for interest rates and will normally not exceed one year. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. The dollar-weighted average portfolio maturity of the Fund is normally not expected to exceed two years.
The Fund invests in investment grade debt securities (i.e., securities that are, at the time of investment, rated within the top four rating categories by a Nationally Recognized

2

Northern Trust Ultra-Short Fixed Income ETF (cont.)

Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by NTI). The Fund may invest, without limitation, in fixed-income securities and instruments of foreign issuers in developed markets, including debt securities of foreign governments, and may invest more than 25% of its total assets in securities and instruments of issuers in a single developed market country. The Fund may invest up to 20% of its total assets in fixed-income securities and instruments of issuers in emerging markets.
The Fund may invest, without limitation, in mortgage- or asset-backed securities, including to-be-announced (“TBAs”) transactions, and purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund also may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts (such as buy backs or mortgage dollar rolls). The Fund may engage in forward foreign currency transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders. The Fund, however, does not expect to engage in currency transactions for speculative purposes (e.g., for potential income or capital gain). In seeking to achieve its investment objective, the Fund may invest in U.S. Treasury futures contracts, which are considered to be derivative instruments, for various purposes, including to manage duration, credit and interest rate risks, and for cash management.
The Fund is an actively managed ETF that does not seek to replicate the performance of a specified index. The Fund may have a higher degree of portfolio turnover than funds that seek to replicate the performance of an index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
From time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular sectors. As of December 31, 2025, the Fund focused its investments in the Financial sector.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
Management Risk is the risk that a strategy used by NTI may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by NTI may cause unintended results.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. Such events could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.
Cash Transactions Risk is the risk from the Fund effecting creation and redemption orders of its shares entirely for cash, rather than for in-kind securities. The Fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security or other financial instrument and recognize a capital gain or loss that might not have been incurred if it had not effected a redemption order entirely for cash. As such, investments in Fund shares may be less tax-efficient than an investment in an ETF that

3

Northern Trust Ultra-Short Fixed Income ETF (cont.)

meets redemption orders entirely in-kind with portfolio securities. The use of all cash creation and redemption orders may also cause the Fund’s shares to trade in the secondary market at wider bid-ask spreads and/or greater premiums or discounts to the Fund’s NAV. To the extent that the maximum additional variable charge for cash creation or cash redemption transactions is insufficient to cover the transaction costs of purchasing or selling portfolio securities, the Fund’s performance could be negatively impacted.
Foreign Issuer Risk is the risk that U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable, becoming riskier and more volatile. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers as compared to domestic issuers.
Emerging Markets Risk is the risk that emerging markets are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investments than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volumes and greater price volatility than companies in more developed markets. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforce ment of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
Geographic Risk is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund's investments may be more volatile than if the Fund’s investments were not so concentrated in such country or region.
Income Risk is the risk that the Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature or the Fund otherwise needs to purchase additional bonds.
Sector Risk is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.
•Financial Sector Risk is the risk that the financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with

4

Northern Trust Ultra-Short Fixed Income ETF (cont.)

creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened because of its investments in non-U.S. securities.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market price of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity or perceived liquidity, of the Fund’s holdings.
Credit (or Default) Risk is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a TBA, repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund's liquidity or cause a deterioration in the Fund's NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. The degree of credit risk depends on the issuer’s or counterparty’s financial condition and on the terms of the securities.
Debt Extension Risk is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instru ments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•Forward Foreign Currency Contracts Risk is the risk that, if forward prices increase, a loss will occur to the extent that the agreed upon purchase price of the currency exceeds the price of the currency that was agreed to be sold.
•Futures Contracts Risk is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
Interest Rate/Maturity Risk is the risk that the value of the Fund’s fixed-income assets will decline because of rising interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. An increase in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price of fixed income securities, lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments. During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates.

5

Northern Trust Ultra-Short Fixed Income ETF (cont.)

Leveraging Risk is the risk that certain transactions of the Fund, such as the use of when-issued, delayed delivery or forward commitment transactions and investments in forward foreign currency contracts, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.
Liquidity Risk is the risk that certain portfolio securities may be less liquid or may become less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Additionally, in adverse market conditions, the Fund’s market price may begin to reflect illiquidity or pricing uncertainty of the Fund’s portfolio securities. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV. At times, such differences may be significant.
Asset-Backed and Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. In addition, these securities may not be backed by the full faith and credit of the U.S. government, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a sub stantial economic or market downturn. Those asset-backed and mortgage-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities.
Municipal Market Volatility Risk is the risk that the Fund may be adversely affected by volatility in the municipal market. The municipal market can be significantly affected by adverse tax, legislative, political or public health changes and the financial condition of the issuers of municipal securities.
Prepayment (or Call) Risk is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
TBA Transactions Risk is the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that the counterparty will fail to deliver the securities, exposing the Fund to further losses. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.

6

Northern Trust Ultra-Short Fixed Income ETF (cont.)

U.S. Government Securities Risk is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities that may be purchased by the Fund are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing (A) changes in the Fund’s performance from year to year, (B) how the Fund’s average annual returns compare with those of a broad-based securities market index and one or more style-specific indexes (reflecting the market segments in which the Fund invests), in that order. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting etfs.ntam.northerntrust.com.
Calendar Year Total Returns

For the periods in the bar chart above:
Best Quarter (6/30/2020): 2.84%
Worst Quarter (3/31/2020): -1.32%
Average Annual Total Returns
(for the periods ended December 31, 2025)
	One Year	Five Year	Ten Year
Before Taxes	4.95%	3.22%	2.59%
After Taxes on Distributions	3.00%	1.80%	1.53%
After Taxes on Distributions and Sale of Shares	2.90%	1.85%	1.53%
Bloomberg Global Aggregate Bond Index*	8.17%	-2.15%	1.26%
Bloomberg 1-3 Month U.S. Treasury Bill Index*	4.29%	3.24%	2.18%
*
Reflects no deduction for fees, expenses or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day manage

7

Northern Trust Ultra-Short Fixed Income ETF (cont.)

ment of the Fund's portfolio. Bilal Memon, Morten Olsen, and Chaitanya Mandavakuriti, CFA, each a Senior Vice President of NTI, have served as Portfolio Managers of the Fund since its inception in October 2012, March 2022 and July 2024, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at etfs.ntam.northerntrust.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

Northern Trust Core Bond ETF
(formerly, FlexShares® Core Select Bond Fund)
Ticker: BNDC

Investment Objective
The Fund seeks total return and preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Acquired Fund Fees and Expenses	0.13%
Total Annual Fund Operating Expenses(1)	0.49%
Expense Reimbursement(2)	-0.14%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.35%
(1)
The "Total Annual Fund Operating Expenses" may not correlate to the ratio of expenses to average net assets as reported in the "Financial Highlights" section of the Prospectus, which reflects the operating expenses of the Fund and does not include "Acquired Fund Fees and Expenses."
(2)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before March 1, 2027 without the approval of the Fund’s Board of Trustees. NTI has also contractually agreed to waive Management Fees or reimburse certain expenses in an amount equal to the sum of (a) any Acquired Fund Fees and Expenses, if any, incurred by the Fund that are attributable to the Fund’s investment in Acquired Funds managed by NTI or an investment adviser controlling, controlled by, or under common control with NTI (“Affiliated Funds”); and (b) 0.05% or such lesser amount in Acquired Fund Fees and Expenses incurred by the Fund that are attributable to the Fund’s investment in Acquired Funds that are not Affiliated Funds, until March 1, 2027. The Trust’s Board of Trustees may terminate the contractual arrangements at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$36
3 Years	$143
5 Years	$260
10 Years	$602
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated investment-grade fixed-income securities either directly or indirectly through exchange-traded funds ("ETFs") and other registered investment companies (together with ETFs, “Underlying Funds”). The Fund primarily invests in fixed-income securities of varying maturities, including bonds, debt securities and other similar instruments issued by U.S. public and U.S and non-U.S. private sector entities. Such issuers

9

Northern Trust Core Bond ETF (cont.)

include, without limitation, U.S. governments and their agencies, instrumentalities or sponsored enterprises, and U.S. and non-U.S. private-sector entities, such as corporations and banks. The Fund may invest in fixed income securities of any maturity.
The Fund seeks to provide attractive risk-adjusted performance by investing in a portfolio of fixed-income securities and Underlying Funds. The Fund generally adjusts its allocations to securities based on NTI’s assessment of potential changes in interest rate levels, the shape of the yield curve and credit spread relationships. The Fund also seeks to balance the potential for return and risk while emphasizing liquidity and diversification across a spectrum of U.S. dollar-denominated investment-grade fixed income securities.
The Fund may invest, without limitation, in mortgage- or asset-backed securities, including to-be-announced (“TBA”) transactions, and purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund also may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts (such as buy backs or mortgage dollar rolls).
In seeking to achieve its investment objective, the Fund may invest in U.S. Treasury futures contracts, which are considered to be derivative instruments, for various purposes, including to manage duration, credit and interest rate risks, and for cash management. The Fund may take short or long positions in U.S. Treasury futures or transact in interest rate swaps. The Fund's short positions in U.S. Treasury futures are not intended to mitigate credit spread risk or other factors influencing the price of non-government bonds, which may have a greater impact than interest rates. The Fund may also invest in other interest rate futures contracts, including, but not limited to, Eurodollar and Federal Funds futures.
The Fund may invest in short-term paper, cash and cash equivalents, including shares of affiliated and unaffiliated money market funds, in order to achieve its investment objective.
The Fund may make the foregoing investments either directly or indirectly by investing in Underlying Funds, such as indexed or actively managed ETFs or other registered investment companies that invest in such securities. The Underlying Funds in which the Fund may invest include funds managed by NTI or its affiliates.
The Fund is an actively managed ETF that does not seek to replicate the performance of a specified index. The Fund may have a higher degree of portfolio turnover than funds that seek to replicate the performance of an index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Because the Fund may significantly invest in Underlying Funds, the risks described below are also applicable to the Underlying Funds, and to the extent that the Fund invests directly in securities and other instruments, the risks described below are also directly applicable to the Fund. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
Management Risk is the risk that a strategy used by NTI may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by NTI may cause unintended results.
Underlying Fund Risk is the risk that the Fund’s investment performance and its ability to achieve its investment objective may be directly related to the performance of the Underlying Funds in which it invests. There can be no assurance that the Underlying Funds will achieve their respective investment objectives. The Fund is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. By investing in the Underlying Funds indirectly through the Fund, you will incur not only a proportionate share of the expenses of the Underlying Fund held by the Fund (including operating costs and investment management fees), but also expenses of the Fund. NTI may be subject to potential conflicts of interest with respect to investments in affiliated Underlying Funds, which are Underlying Funds managed

10

Northern Trust Core Bond ETF (cont.)

by NTI or its affiliates, because the fees paid to NTI by some affiliated Underlying Funds may be higher than the fees paid by other Underlying Funds.
Sampling Risk is the risk that the index-based ETFs in which the Fund invests may utilize a representative sampling approach to track their respective underlying indices. ETFs that utilize a representative sampling approach are subject to an increased risk of tracking error because the securities selected for the ETF in the aggregate may vary from the investment profile of the underlying index. Additionally, if using a representative sampling approach, an ETF will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to an issuer of securities that the ETF holds could result in a greater decline in NAV than would be the case if the ETF held all of the securities in the underlying index.
Tracking Risk is the risk that the index-based ETFs and other investment companies in which the Fund invests may not be able to replicate exactly the performance of the indices they track as a result of share purchases and redemptions, transaction costs, expenses and other factors. In addition, index-based ETFs and other investment companies in which the Fund invests may incur expenses not incurred by their applicable indices. Certain securities comprising the indices may, from time to time, temporarily be unavailable, which may further impede an ETF’s or other investment company’s ability to track its applicable index or match its performance.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. Such events could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.
Income Risk is the risk that the Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in an Underlying Fund’s underlying index are substituted or the Fund otherwise needs to purchase additional bonds.
Asset-Backed and Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. In addition, these securities may not be backed by the full faith and credit of the U.S. government, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn. Those asset-backed and mortgage-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the

11

Northern Trust Core Bond ETF (cont.)

Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market price of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity or perceived liquidity, of the Fund’s holdings.
Credit (or Default) Risk is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a TBA, repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund's liquidity or cause a deterioration in the Fund's NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. The degree of credit risk depends on the issuer’s or counterparty’s financial condition and on the terms of the securities.
Debt Extension Risk is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•Futures Contracts Risk is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
•Swap Contracts Risk Swap contracts involve the risk that the counterparty with whom the Fund has entered into the agreement will default on its obligation to pay the Fund. While certain swaps are subject to mandatory central clearing, which is intended to reduce counterparty risk, these swaps are subject to the risk that a central clearinghouse will go into bankruptcy or become non-operational, and sometimes involve increased transaction costs.
Sector Risk is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.
Hedging Risk is the risk that the Fund’s short positions in U.S. Treasury futures and transactions in interest rate swaps will not completely eliminate interest rate risk of long positions in bonds. The Fund seeks to mitigate the potential impact of interest rates on the performance of bonds by entering into short positions in U.S. Treasury futures or transact in interest rate swaps. The Fund’s short positions in U.S. Treasury futures and interest rate swaps are not intended to mitigate credit spread risk or other factors influencing the price of bonds, which may have a greater impact than interest rates. In addition, when interest rates fall, long-only bond investments will perform bet

12

Northern Trust Core Bond ETF (cont.)

ter than the Fund’s investments. In certain falling interest rate environments, the Fund’s hedging strategy could result in disproportionately larger losses in the short U.S. Treasury futures and interest rate swaps positions as compared to gains in the long bond positions attributable to interest rate changes. There is no guarantee the Fund will have positive returns, even in environments of sharply rising Treasury interest rates in which the Fund’s short positions might be expected to mitigate the effects of such rises. The Fund will incur expenses when entering into short positions.
High Portfolio Turnover Risk is the risk that active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.
Interest Rate/Maturity Risk is the risk that the value of the Fund’s fixed-income assets will decline because of rising interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. An increase in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price of fixed income securities, lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments. During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates.
Leveraging Risk is the risk that certain transactions of the Fund, such as the use of when-issued, delayed delivery or forward commitment transactions and investments in forward foreign currency contracts, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.
Liquidity Risk is the risk that certain portfolio securities may be less liquid or may become less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Additionally, in adverse market conditions, the Fund’s market price may begin to reflect illiquidity or pricing uncertainty of the Fund’s portfolio securities. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV. At times, such differences may be significant.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over

13

Northern Trust Core Bond ETF (cont.)

short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
Geographic Risk is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund's investments may be more volatile than if the Fund’s investments were not so concentrated in such country or region.
Prepayment (or Call) Risk is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
TBA Transactions Risk is the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that the counterparty will fail to deliver the securities, exposing the Fund to further losses. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
U.S. Government Securities Risk is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities that may be purchased by the Fund are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing (A) changes in the Fund’s performance from year to year and (B) how the Fund’s average annual returns compare with those of a broad-based securities market index. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting etfs.ntam.northerntrust.com.
Calendar Year Total Returns

For the periods in the bar chart above:
Best Quarter (12/31/2023): 6.89%
Worst Quarter (3/31/2022): -6.21%

14

Northern Trust Core Bond ETF (cont.)

Average Annual Total Returns
(for the periods ended December 31, 2025)
	One Year	Five Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	7.20%	-0.66%	1.75%	11/18/2016
After Taxes on Distributions	5.38%	-1.90%	0.52%	—
After Taxes on Distributions and Sale of Shares	4.23%	-1.04%	0.80%	—
Bloomberg U.S. Aggregate Bond Index*	7.30%	-0.36%	1.92%	—
*
Reflects no deduction for fees, expenses or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day management of the Fund's portfolio. Bilal Memon and Chaitanya Mandavakuriti, CFA, each a Senior Vice President of NTI, and Benjamin Gord, a Senior Vice President and Head of Fundamental Investment Strategies, have served as Portfolio Managers of the Fund since July 2023, March 2023 and July 2024, respectively.
Purchase and Sale of Fund Shares
The Fund is an ETF. The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at etfs.ntam.northerntrust.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

15

Additional Fund Information

This Prospectus describes two Funds currently offered by the FlexShares Trust (the “Trust”) and provides information you need to make an informed decision about investing in the Funds. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Funds is available at etfs.ntam.northerntrust.com.
Northern Trust Instruments, Inc. (“NTI” or the “Investment Adviser”), is the investment adviser to each Fund. Shares of the Funds are listed for trading on NYSE Arca, Inc. The market price for a share of a Fund may be different from that Fund’s most recent net asset value per share (“NAV”).
Each Fund is actively managed and does not seek to replicate the performance of a specified index. Unlike shares of mutual funds, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Funds may be purchased or redeemed directly from the Funds at NAV solely by institutions that act as authorized participants (“Authorized Participants”). Also unlike shares of mutual funds, shares of the Funds are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
Each Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in a Fund should not constitute a complete investment program.
Investors should be aware that the investments made by the Funds and the results achieved by the Funds at any given time are not expected to be the same as those made by other funds for which NTI acts as investment adviser.
Each Fund’s investment objective may be changed without shareholder approval. Shareholders will, however, receive 60 days' prior notice of any material change to the Fund’s investment objective. Any such change may result in a Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund. On each business day, before commencement of trading on NYSE Arca, each Fund will disclose on etfs.ntam.northerntrust.com the identities and quantities of each Fund’s portfolio holdings that will form the basis for each Fund’s calculation of NAV at the end of the business day.

16

Additional Fund Information (cont.)

Additional Information About the Funds’ Principal Risks

All investments carry some degree of risk that will affect the value of a Fund’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in a Fund. This section provides additional information about some of the principal risks of the Funds described under each “Fund Summary” above. A risk may still apply to a Fund although it is not a principal risk of investing in the Fund.
The Northern Trust Core Bond ETF may be exposed to these risks directly, or indirectly through the Fund’s investments in exchange-traded funds (“ETFs”) and other registered investment companies (together with ETFs, the “Underlying Funds”).
The table below lists the principal risks that are discussed in each “Fund Summary” above and in this section.

	Northern Trust Ultra-Short Fixed Income ETF	Northern Trust Core Bond ETF
Asset-Backed and Mortgage-Backed Securities Risk	✓	✓
Authorized Participant Concentration Risk	✓	✓
Cash Transactions Risk	✓
Credit (or Default) Risk	✓	✓
Debt Extension Risk	✓	✓
Derivatives Risk	✓	✓
Emerging Markets Risk	✓
Foreign Issuer Risk	✓
Foreign Securities Risk		✓
Geographic Risk	✓	✓
Hedging Risk		✓
High Portfolio Turnover Risk		✓
Income Risk	✓	✓
Interest Rate/Maturity Risk	✓	✓
Leveraging Risk	✓	✓
Liquidity Risk	✓	✓
Management Risk	✓	✓
Market Risk	✓	✓
Market Trading Risk	✓	✓
Municipal Market Volatility Risk	✓
Prepayment (or Call) Risk	✓	✓

17

Additional Fund Information (cont.)

	Northern Trust Ultra-Short Fixed Income ETF	Northern Trust Core Bond ETF
Sector Risk	✓	✓
Securities Lending Risk	✓	✓
TBA Transactions Risk	✓	✓
Underlying Fund Risk		✓
U.S. Government Securities Risk	✓	✓
Valuation Risk	✓
Asset-Backed and Mortgage-Backed Securities Risk. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). Examples of asset-backed securities that the Northern Trust Ultra-Short Fixed Income ETF may invest also include collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust typically collateralized by a pool that is backed by a diversified pool of high risk, below-investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and other subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
Asset-backed and mortgage-backed securities are subject to credit, interest rate, prepayment, extension, valuation and liquidity risks.
The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support or the counterparty. Credit supports, if any, generally apply only to a fraction of a security’s value and may be inadequate to protect the investors in the event of a default. When interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed or mortgage-backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. If the issuer of the security has no security interest in the related collateral, there is the risk that a Fund could lose money if the issuer defaults. CBOs and CLOs are generally offered in tranches that vary in risk and yield. Both CBOs and CLOs can experience substantial losses due to actual defaults of the underlying collateral, increased sensitivity to defaults due to collateral default and disappearance of junior tranches that protect the more senior tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. A future economic downturn could increase the risk that such assets underlying asset-backed securities purchased by a Fund will also suffer greater levels of default than were historically experienced. Investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of underperforming assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

18

Additional Fund Information (cont.)

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with a Fund. The Funds have a limited number of institutions that act as Authorized Participants and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to a Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened for a Fund if it invests in non-U.S. securities or other securities or instruments that are less widely traded. Such securities or instruments often involve greater settlement and operational issues and capital costs for Authorized Participants.
Cash Transactions Risk. Paying redemption proceeds entirely in cash rather than through in-kind delivery of portfolio securities may require a Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security or other financial instrument and recognize a capital gain or loss that might not have been incurred if it had not effected a redemption order entirely for cash. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that meet redemption orders entirely in-kind with portfolio securities. The use of all cash creations and redemption orders may also cause the Fund’s shares to trade in the secondary market at wider bid-ask spreads and/or greater premiums or discounts to the Fund’s NAV. To the extent that the maximum additional variable charge for cash creation or cash redemption transactions is insufficient to cover the transaction costs of purchasing or selling portfolio securities, the Fund’s performance could be negatively impacted.
Credit (or Default) Risk. An issuer or guarantor of debt instruments or the counterparty to a derivatives contract, TBA agreement or repurchase agreement may be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is a chance that a Fund’s portfolio holding will have its credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of the issuer’s creditworthiness may worsen, which may reduce a Fund’s income level, impair a Fund’s liquidity, and cause rapid, significant deterioration in NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. The degree of credit risk depends on the issuer’s or counterparty’s financial condition and on the terms of the securities.
In addition, there is no assurance that securities or companies issuing debt that has historically exhibited fundamentals consistent with investment grade ratings will continue to exhibit such fundamentals.
Debt Extension Risk. During periods of rising interest rates, an issuer may exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
Derivatives Risk. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices and may be leveraged. In unusual market circumstances, including periods of increased market volatility, a Fund may make more significant investments in such instruments than it would under normal market conditions.
An investment in derivatives can be more sensitive to changes in interest rates and sudden fluctuations in market prices than conventional securities. Investments in derivative instruments, which may be leveraged, may result in losses exceeding the amounts invested. A Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Engaging in derivative transactions involves special risks, including that:
(a) the Fund’s derivatives position will lose value;
(b) the counterparty to the transaction will default;
(c) the value of the derivative instrument will decline more than the value of the assets on which it is based;

19

Additional Fund Information (cont.)

(d) the Fund will be unable to sell its position because of lack of market depth or disruption;
(e) the value of a derivative instrument will be difficult to determine; and
(f) loss will occur as a result of inadequate systems or human error.
Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the Investment Adviser is accurate.
Entering into derivatives contracts may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities, and may also cause a Fund to realize losses on offsetting or terminated derivative contracts or special transactions.
Forward Foreign Currency Contracts. A forward foreign currency contract is an obligation to exchange one currency for another on a future date at a specified exchange rate. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that the Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. Also, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.
Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. The institutions that deal in forward foreign currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.
Futures contracts and options on futures contracts. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument in the future at an agreed upon price. For example, a futures contract may obligate the Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.
Futures contracts and options present the following risks: imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the Investment Adviser to correctly predict the direction of securities prices, interest rates, and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.
Swaps. Swap agreements may be structured in different ways. Swaps allow a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative instruments, swaps can be highly volatile. If the Investment Adviser is incorrect in its forecasts of market values, the investment performance of the Fund would be less favorable than it would have been if

20

Additional Fund Information (cont.)

these instruments were not used. Because these instruments normally are illiquid, the Fund may not be able to terminate its obligations when desired. In addition, if the Fund is obligated to pay the return under the terms of a total rate of return swap, Fund losses due to unanticipated market movements potentially are unlimited. The Fund also may suffer a loss if the other party to a transaction defaults.
Options. Options contracts may relate to particular securities, domestic stock indexes, financial instruments or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. The Funds may “cover” a call option by owning the security underlying the option or through other means. Put options written by the Fund are “secured” if the Funds maintain liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.
An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) on an asset in the future at an agreed upon price prior to the expiration date of the option. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. A Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.
Emerging Markets Risk. The risks of foreign investment are increased when the issuer is located in a country with an emerging economy or securities market. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability, and impose more governmental limitations on foreign investments, than more developed countries. The securities laws of emerging market countries may be relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Global factors and foreign actions may inhibit the flow of foreign capital on which a country is dependent to sustain its growth. In general, securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, and have problems with securities registration and custody. These securities markets also have less government regulation and are not subject to as stringent regulatory, disclosures, accounting, auditing, recordkeeping, financial and other reporting requirements as the securities markets of more developed countries. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and also may be unable to complete transactions during market disruptions. As a result of these a Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such

21

Additional Fund Information (cont.)

restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents.
Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries. Emerging markets countries also may have less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property, such as bankruptcy. The ability to bring and enforce actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and shareholder claims may be difficult or impossible to pursue.
The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund. Emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liabilities that had not been anticipated in valuing its assets or making investments.
Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to the Fund.
The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.
The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in

22

Additional Fund Information (cont.)

emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.
The Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Fund’s currency exposure in emerging countries may not be covered by such instruments.
From time to time, certain of the companies in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.
There is significant uncertainty regarding how recent wars between Russia and Ukraine in Europe and Hamas and Israel in the Middle East will evolve. The resulting market disruptions and volatility are impossible to predict, but could be significant and have an adverse effect on certain Fund investments as well as Fund performance and liquidity.
Foreign Issuer Risk is the risk that U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable, becoming riskier and more volatile. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers as compared to domestic issuers.
Foreign Securities Risk. Foreign securities fluctuate in price because of political, financial, social, environmental and economic events in foreign countries (including, for example, military confrontations, war and terrorism). In addition, foreign securities may lose value and a Fund may be adversely impacted by restrictions placed on U.S. investors by U.S. regulations governing foreign investments. A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities.
Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves certain additional risks, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by U.S. entities or citizens. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events that otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many

23

Additional Fund Information (cont.)

countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.
Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity and more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, trade restrictions (including tariffs) or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.
To the extent that the underlying securities and/or other assets held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s underlying securities and/or other assets trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.
Geographic Risk. If a Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an economic, business or political development affecting that country or region may affect the value of the Fund’s investments more than if the Fund’s investments were not so concentrated in such country or region.
Hedging Risk. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund’s hedging transactions, which entail additional transaction costs, will be effective.
Short positions in U.S. Treasury futures and similar positions through transactions in interest rate swaps are not intended to mitigate credit spread risk or other factors influencing the price of bonds, which may have a greater impact than interest rates. There is no guarantee that the Fund’s short positions will completely eliminate the interest rate risk of the long positions in bonds. In addition, when interest rates fall, long-only bond investments will perform better than the Fund’s investments. In certain falling interest rate environments, the Fund’s hedging strategy could result in disproportionately larger losses in the short U.S. Treasury futures and interest rate swaps positions as compared to gains in the long bond positions attributable to interest rate changes. There is no guarantee the Fund will have positive returns, even in environments of sharply rising Treasury interest rates in which the Fund’s short positions might be expected to mitigate the effects of such rises. The Fund will incur expenses when entering into short positions. The use of hedging may result in certain adverse tax consequences.
High Portfolio Turnover Risk. A high portfolio turnover rate is likely to involve higher brokerage commissions and other transaction costs, which could reduce a Fund’s return. It also may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a Fund with less active trading policies.
Income Risk. A Fund’s income may decline when interest rates fall. This decline can occur because a Fund must invest in lower-yielding bonds as bonds in its portfolio mature or a Fund otherwise needs to purchase additional bonds. In the case of the Northern Trust Core Bond ETF, this decline can also occur because the bonds in an Underlying Fund’s underlying index are substituted or the Underlying Fund otherwise needs to purchase additional bonds.

24

Additional Fund Information (cont.)

An index provider’s substitution of bonds in an Underlying Fund’s underlying index may occur, for example, when the time to maturity for the bond no longer matches the underlying index’s stated maturity guidelines.
Interest Rate/Maturity Risk. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. A fixed-income security’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Certain factors, such as the presence of call features, may cause a particular fixed-income security, or a Fund as a whole, to exhibit less sensitivity to changes in interest rates. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate on a security is reset (in the case of variable-rate securities).
The maturities of certain instruments, such as variable and floating rate instruments, are subject to estimation. In addition, in calculating average weighted maturities, the maturity of mortgage and other asset-backed securities will be based on estimates of average life. As a result, a Fund cannot guarantee that these estimates will, in fact, be accurate or that its average maturity will remain within the specified limit.
A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). An increase in interest rates may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments.
Leveraging Risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, leveraged inverse floating rate instruments, mortgage dollars rolls and the use of when-issued, delayed delivery or forward commitment transactions. The Funds also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations. Leveraging, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. Relatively small market movements may result in large changes in the value of a leveraged investment. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.
Liquidity Risk. To the extent a Fund invests in illiquid investments or investments that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid investments at an advantageous time or price. Liquid investments may become illiquid after purchase by a Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if a Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss.
Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

25

Additional Fund Information (cont.)

Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In adverse market conditions, a Fund’s market price may begin to reflect illiquidity or pricing uncertainty of the Fund’s portfolio securities. This could lead to a Fund’s shares trading at a price that is higher or lower than the Fund’s NAV. At times, such differences may be significant.
Management Risk. The Investment Adviser will make investment decisions for each Fund, but there can be no guarantee that these decisions will produce the intended results. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to the Investment Adviser to manage a Fund and may also adversely affect the ability of a Fund to achieve its investment objective.
Market Risk. The value of a Fund’s investments may increase or decrease in response to expected real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by a Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equities market or adverse investor sentiment. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market or other events could have a significant impact on a Fund and its investments and could result in a Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. These risks may be magnified if certain events or developments adversely interrupt the global supply chain. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally. The value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in the market prices of a Fund’s shares in response to market movements, and over longer periods during market downturns.
Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of a Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.
An outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have at times resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancellations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future, could adversely affect national and global economies, individual companies

26

Additional Fund Information (cont.)

and the market in general in a manner and for a period of time that cannot be foreseen at the present time. Health crises caused by the recent outbreak may heighten other preexisting political, social and economic risks in a country or region. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and dramatically lower interest rates. Certain of those policy changes are being implemented or considered in response to the coronavirus outbreak. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. In the event of a pandemic or an outbreak, there can be no assurance that the Funds and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Investment Adviser relies, and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent a Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in a Fund’s inability to achieve its investment objectives, adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, negatively impact a Fund’s performance, and cause losses on your investment in a Fund. During periods of market disruption or other abnormal market conditions, a Fund’s exposure to the risks described elsewhere in this Prospectus will likely increase. You should also review this prospectus and the SAI to understand each Fund’s discretion to implement temporary defensive measures.
Market Trading Risks
Absence of Active Market
Although the shares of the Funds described in this Prospectus are listed for trading on a listing exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such shares will be maintained.
Lack of Market Liquidity
Secondary market trading in Fund shares may be halted by a listing exchange because of market conditions or for other reasons. In addition, trading in Fund shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of a Fund will continue to be met or will remain unchanged.
Shares of the Funds May Trade at Prices Other Than NAV
Shares of the Funds may trade at, above or below their most recent NAV. The per share NAV of each Fund is calculated at the end of each business day and fluctuates with changes in the market value of such Fund’s holdings since the prior most recent calculation. The trading prices of a Fund’s shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings. The trading prices of a Fund’s shares may deviate significantly from NAV during periods of market volatility. These factors, among others, may lead to a Fund’s shares trading at a premium or discount to NAV. While the creation/redemption feature is designed to make it likely that a Fund’s shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with a Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions including disruptions at market makers, Authorized Participants, or market participants or during periods of significant volatility, may result in trading prices that differ significantly from NAV. For example, during a “flash crash,” the market prices of a Fund's shares may

27

Additional Fund Information (cont.)

decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in Fund shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell Fund shares at these temporarily low market prices. If a shareholder purchases at a time when the market price of a Fund is at a premium to its NAV or sells at time when the market price is at a discount to the NAV, the shareholder may sustain losses that are in addition to any losses caused by a decrease in NAV.
Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
Secondary Market Trading Risk
A Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund), and are generally lower if shares of a Fund have more trading volume and market liquidity and higher if shares of the Fund have little trading volume and market liquidity. In stressed market conditions, the market for a Fund’s shares may become less liquid in response to declining liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of the Fund’s shares and their underlying value.
Municipal Market Volatility Risk. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities. The Northern Trust Core Bond ETF may invest in Underlying Funds that invest in obligations of state and local governments.
The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease a Fund’s investment performance and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.
Municipal instruments include both “general” and “revenue” bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds also are payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed.
Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they typically are payable by the private user of the facilities financed by the bonds.
Municipal instruments also include “moral obligation” bonds, municipal leases, certificates of participation and asset-backed securities such as custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee or custodian.
Municipal instruments also include tax-exempt derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.
The Fund may acquire “stand-by commitments” relating to the municipal instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Fund’s option, specified municipal instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights for trading purposes.

28

Additional Fund Information (cont.)

Municipal instruments may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign and domestic banks, insurance companies and other financial institutions. If the credit quality of these banks, insurance companies and financial institutions declines, the Fund could suffer a loss to the extent that the Fund is relying upon this credit support. Foreign institutions can present special risks relating to higher transaction and custody costs, the imposition of additional taxes by foreign governments, less complete financial information, less market liquidity, more market volatility and political instability. Foreign banks, insurance companies and financial institutions may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements than U.S. banks.
In addition, a single enhancement provider may provide credit enhancement to more than one of the Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect the Fund or its shareholders from losses caused by declines in a bond’s market value.
Also, an insurance company’s exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company. In addition, if a substantial portion of the Fund’s assets are invested in instruments that are used to finance facilities involving a particular industry, whose issuers are in the same state or which otherwise are related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.
Additionally, the increased presence of nontraditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume. In recent years, an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Municipalities continue to experience difficulties in the current economic and political environment.
Prepayment (or Call) Risk. The issuer of a security held by a Fund (such as a mortgage-related or other asset-backed security) may under certain circumstances make principal payments on such security sooner than expected. This may occur, for example, when interest rates decline. Such sooner-than-expected principal payments may reduce the returns of a Fund because a Fund is forced to forego expected future interest payments on the principal amount paid back early and a Fund may be forced to reinvest the money it receives from such early payments at the lower prevailing interest rates.
Sector Risk is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.
•Financial Sector Risk. Companies in the U.S. and non-U.S. financials sector of the economy, including those in the banking industry, are often subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation on any individual financial company, the banking industry or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely

29

Additional Fund Information (cont.)

than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability.
In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions have failed, have merged with stronger institutions or have had significant government infusions of capital. Instability in the financial markets has caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates.
Securities Lending Risk. In order to generate additional income, the Funds may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, a Fund will receive collateral equal to at least 100% of the value of the securities loaned.
Securities lending may represent no more than one-third of the value of a Fund’s total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding a Fund’s investments in particular types of securities.
A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss. A Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of a Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of a Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”) may be reduced as a result of a Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to a Fund by the borrower of the securities will not be deemed to be a qualifying dividend.
TBA Transactions Risk. To the extent consistent with their investment objectives and strategies, the Funds may seek to obtain exposure to U.S. agency mortgage-backed pass-through securities, in whole or in part, through the use of TBA transactions. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, coupon rate, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. The Fund may use TBA transactions in several ways. For example, the Fund may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA Roll.” In a TBA Roll, the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage-backed pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage-backed securities stipulated in the TBA agreement. Pending settlement of such contracts, the Fund may

30

Additional Fund Information (cont.)

cover its payment obligations at settlement by investing its assets in liquid, short-term instruments or cash equivalents, or designate other liquid securities, which will be marked to market daily. The Fund may also cover its payment obligations at settlement by investing in shares of money market funds advised by NTI or its affiliates, which will result in the Fund assuming its pro rata share of the fees and expenses of the money market funds in addition to the Fund's own fees and expenses.
Although the mortgage securities that are delivered in TBA transactions must meet certain standards (such as yield, duration, and credit quality), there is a risk that the actual securities received by the Fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the Fund to losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. Entering into a TBA transaction may also be viewed as a form of leverage and will result in associated risks for the Fund.
Underlying Fund Risk. The Northern Trust Core Bond ETF’s investments may be significantly concentrated in its Underlying Funds, and, as a result, the Fund’s investment performance may be directly related to the investment performance of the Underlying Funds held by it. The ability of the Fund to meet its investment objective may be directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds. The value of the Underlying Funds’ investments, and the NAVs of the shares of both the Fund and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objectives of the Underlying Funds will be achieved.
Market Value Risk. The market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).
Tracking Risk. Index-based ETFs and other investment companies in which the Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, index-based ETFs and other investment companies in which the Fund invests may incur expenses not incurred by their applicable indices. Certain securities comprising the indices may, from time to time, temporarily be unavailable, which may further impede an ETF’s or other investment company’s ability to track its applicable index or match its performance.
Passive Investment Risk. An index-based Underlying Fund may be affected by a general decline in the market segments relating to its underlying index. An index-based Underlying Fund invests in securities included in, or representative of, its underlying index regardless of their investment merit. The investment adviser of an index-based Underlying Fund does not attempt to take defensive positions in any market conditions, including declining markets.
Sampling Risk. The index-based ETFs in which the Fund invests may utilize a representative sampling approach to track their respective underlying indices. ETFs that utilize a representative sampling approach are subject to an increased risk of tracking error because the securities selected for the ETF in the aggregate may vary from the investment profile of the underlying index. Additionally, if using a representative sampling approach, an ETF will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to an issuer of securities that the ETF holds could result in a greater decline in NAV than would be the case if the ETF held all of the securities in the underlying index.
Expenses. To the extent the Fund invests in Underlying Funds, your cost of investing in the Fund will generally be

31

Additional Fund Information (cont.)

higher than the cost of investing directly in Underlying Funds, because you will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, Fund investments in Underlying Funds could affect the timing, amount, and character of the Fund’s distributions and therefore may increase the amount of your tax liability.
U.S. Government Securities Risk. U.S. Government Securities include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, (b) securities of private issuers guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities and (c) participations in loans made to foreign governments or their agencies that are so guaranteed.
Not all U.S. government obligations carry the same credit support. Although many U.S. government securities in which a Fund may invest, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. Some, such as those of the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. The maximum potential liability of the issuers of some U.S.
government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.
An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).
To the extent each Fund invests in debt instruments or securities of non-U.S. government entities that are backed by the full faith and credit of the United States, there is a possibility that such guarantee may be discontinued or modified at a later date.
Valuation Risk. The sale price a Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Fair valuation of the Fund’s investments involves subjective judgment. Because portfolio securities may be traded on non-U.S. exchanges, and non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.

32

Additional Fund Information (cont.)

Additional Information About the Funds’ Investments and Other Risks

The principal risks of investing in the Funds are described under each “Fund Summary” above, and in “Additional Information About the Funds’ Principal Risks” above on page 17. This section provides additional information about some of the investments and related risks described under the “Fund Summary” for each Fund above. It also describes additional risks faced by the Funds and investment techniques that may be used by the Fund from time to time. Many of the investment techniques described herein are discretionary, which means the Investment Adviser can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of instruments and investment techniques that may be used by the Funds. As with any fund, investors in the Funds rely on the professional investment judgment and skill of the Investment Adviser and the individual portfolio managers. Please see the SAI for more information about the instruments and investment techniques described in this section and about other instruments and techniques that may be used by the Funds.
The Northern Trust Core Bond ETF may be exposed to these risks directly, or indirectly through the Fund’s investments in the Underlying Funds.
Bank Capital Securities and Trust Preferred Securities. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.
Trust preferred securities have the characteristics of both subordinated debt and preferred stock. The primary advantage of the structure of trust preferred securities is that they are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. The market value of trust preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Funds, to sell their holdings.
Borrowings and Reverse Repurchase Agreements. Each Fund may borrow money and enter into reverse repurchase agreements in amounts not exceeding one-fourth of the value of its total assets (including the amount borrowed). Each Fund may enter into reverse repurchase agreements in amounts not exceeding 20% of the Fund’s total assets. Each Fund may enter into reverse repurchase agreements when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest).
Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund.
Corporate Debt Securities. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

33

Additional Fund Information (cont.)

Custodial Receipts. To the extent consistent with its investment objectives and strategies, each Fund may invest a portion of its assets in custodial receipts. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. U.S. Treasury securities are sold under names such as TIGRs (Treasury Income Growth Receipts) and CATS (Certificates of Accrual on Treasury Securities). Like other stripped obligations, they entitle the holder to future interest payments or principal payments or both on securities held by the custodian. Custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors. Custodial receipts may not be considered obligations of the U.S. government or other issuer of the security held by the custodian for the purposes of securities laws. If for tax purposes a Fund is not considered to be the owner of the securities held in the underlying trust or custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees or expenses charged to the custodial account.
Cyber Security and Operational Risk. The Funds and their service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Funds. Failures or breaches of the electronic systems of the Funds, the Investment Adviser, distributor, and other service providers, market makers, Authorized Participants (collectively, the “Service Providers”) or the issuers of securities in which the Funds invest have the ability to cause disruptions and negatively impact the Funds’ business operations, potentially resulting in financial losses to the Funds and their shareholders.
With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Funds’ operations, the Funds and their Service Providers and their vendors are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down a Fund or Service Provider website through denial-of-service attacks or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks. Among other situations, disruptions (for example, pandemics and health crises) that cause prolonged periods of remote work or significant employee absences at the Funds' service providers could impact the ability to conduct the Funds' operations.
Successful cyber-attacks or other cyber-failures or events affecting the Funds or their Service Providers may adversely impact a Fund or its shareholders or cause an investment in the Fund to lose value. For instance, they may impact a Fund’s ability to calculate its NAV, cause the release of confidential Fund information, impede trading, or cause reputational damage. They could also subject a Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may not be available or may be insufficient to cover these losses. The Funds or their Service Providers may also incur significant costs to manage and control Cyber Risk.
Cyber Risks are also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such issuers to lose value.
While the Investment Adviser, Service Providers or Authorized Participants may have established business continuity plans and risk management systems to prevent such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber attacks may be highly sophisticated.
The Funds and their shareholders could be negatively impacted as a result.
Fixed-Income Instruments. The Northern Trust Ultra-Short Fixed Income ETF seeks to achieve its investment objective by investing under normal circumstances at least

34

Additional Fund Information (cont.)

80% of its total assets in a portfolio of fixed-income instruments, including bonds, debt securities and other similar instruments issued by U.S. and non-U.S. public and private sector entities. “Fixed-income instruments,” as used generally for the Fund, include but are not limited to:
•securities issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises;
•corporate debt securities of U.S. and non-U.S. issuers, including corporate commercial paper;
•mortgage-backed and other asset-backed securities;
•inflation-indexed bonds issued both by governments and corporations;
•bank capital and trust preferred securities;
•loan participations and assignments;
•bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•debt securities issued by states or local governments and their agencies, authorities and other government sponsored enterprises;
•obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•obligations of international agencies or supranational entities.
The Northern Trust Core Bond ETF seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in U.S. dollar denominated investment-grade fixed-income securities, including bonds, debt securities and other similar instruments issued by U.S. public and U.S. and non-U.S. private sector entities.
Fixed income instruments, including corporate debt obligations, generally expose the Funds to the following types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Funds’ income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Funds); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or “called” prior to maturity, requiring the Funds to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security’s duration and reducing the value of the security).
In periods of declining interest rates, the yield (income from a fixed income security held by the Funds over a stated period of time) of a fixed income security may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a fixed income security may tend to be lower than prevailing market rates. In addition, when interest rates are falling, the inflow of net new money to the Funds will likely be invested in portfolio instruments producing lower yields than the balance of the Funds’ portfolio, thereby reducing the yield of the Funds. In periods of rising interest rates, the opposite can be true. The NAV of a Fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in the Funds’ portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.
Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.
Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country

35

Additional Fund Information (cont.)

or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, federal government shutdowns and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.
Forward Commitments, When-Issued Securities and Delayed-Delivery Transactions. Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed-delivery) basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party.
The Funds will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy; however, each Fund may dispose of or negotiate a commitment after entering into it. Each Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize a capital gain or loss in connection with these transactions.
When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that a Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Fund’s average dollar-weighted maturity, the maturity of when-issued, delayed delivery or forward commitment securities will be calculated from the commitment date.
Illiquid Investments. An illiquid investment is defined under Rule 22e-4 under the 1940 Act (“Rule 22e-4”) as an investment that a Fund or an Underlying Fund reasonably expects cannot be sold or disposed of in current market conditions in 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may invest up to 15% of its net assets in illiquid investments. Illiquid investments may include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the “Securities Act”) and both foreign and domestic securities that are not readily marketable unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid.
Because illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. Securities purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Trustees have approved the designation of the Investment Adviser to administer the Trust’s liquidity risk management program and related procedures. To the extent that an investment held by a Fund is deemed an illiquid investment or a less liquid investment, the Fund will be exposed to greater liquidity risk.
Inflation Risk. When inflation increases there is a risk that the value of assets or income from investments will be less in the future as the value of money decreases. As inflation increases, the value of a Fund’s assets can decline as can the

36

Additional Fund Information (cont.)

value of a Fund’s distributions. Fixed income securities may be particularly sensitive to rising inflation, as the value of the security or income from the security will be worth less in the future as inflation decreases the value of money.
Inflation-Indexed Bonds. Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of Treasury Inflation Protected Securities (TIPS). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus the Consumer Price Index for All Urban Consumers (“CPI”). With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation-indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Investment Companies. Each Fund may invest in securities of other investment companies, including other ETFs. Such investments may include money market funds and other ETFs managed by the Investment Adviser.
Investment Grade Securities. A security is considered investment grade if, at the time of acquisition, it is rated:
•BBB or higher by S&P Global Ratings (“S&P”);
•Baa3 or higher by Moody’s Ratings (“Moody’s”);
•BBB or higher by Fitch Ratings (“Fitch”); or
•BBB or higher by Dominion Bond Rating Service Limited (“Dominion”).
A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a Nationally Recognized Statistical Rating Organization (“NRSRO”), even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the Investment Adviser determines that the security is comparable in quality to a security that has been rated investment grade.
Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the higher the degree of risk as to payment of interest and return of capital. Although securities rated BBB by S&P, Dominion or Fitch, or Baa3 by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below investment grade or a security may no longer be considered to be investment grade. In such case, a Fund is not required to dispose of the security. The Investment Adviser will determine what action, including potential sale, is in the best interest of each Fund.

37

Additional Fund Information (cont.)

Investment Selection. When selecting securities for purchase or sale, and when evaluating whether to add, maintain or reduce exposure to any individual position, the Investment Adviser considers a number of factors. The Investment Adviser, as relevant for purchase or sale decisions, assesses broad macroeconomic trends (e.g., the prevailing interest rate environment or outlook); evaluates portfolio impact (e.g., duration management, potential tax consequences and transaction costs); and considers issuer-specific factors (e.g., credit profile, financial structure and pricing) to assess the value and risk of an individual security relative to other securities. Based upon the Investment Adviser’s outlook for the U.S. and global economies, the financial markets and other factors, the Investment Adviser from time to time will vary the amount of investment in and may or may not be invested in various sectors (e.g., governments, corporates, non-U.S. issuers, etc.).
Investments of Underlying Funds. Because the Northern Trust Core Bond ETF invests in the Underlying Funds, the Fund’s shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to those Underlying Funds. The Fund may invest in Underlying Funds that in turn invest in foreign issuers and thus are subject to additional risks, including country risk. Foreign investments of the Underlying Funds may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. The Fund may invest in Underlying Funds that invest in asset-backed and structured investment securities, which may involve a greater chance of default during periods of economic downturn than other securities, and may be less liquid and more difficult to value and liquidate.
The Northern Trust Core Bond ETF may invest in Underlying Funds that invest in obligations of state and local governments and thus may be adversely affected by volatility in the municipal market. The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
The Northern Trust Core Bond ETF may also invest in actively managed Underlying Funds, which do not seek to replicate an index. There is no assurance that actively managed Underlying Funds will achieve their investment objectives.
Large Shareholder Risk. To the extent a significant percentage of the shares of a Fund are owned or controlled by a small number of account shareholders (or a single account shareholder), including funds or accounts over which the Investment Adviser or an affiliate of the Investment Adviser has investment discretion, the Fund is subject to the risk that those shareholders may purchase or redeem Fund shares in significant amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Investment Adviser or an affiliate of the Investment Adviser and may adversely affect the Fund’s performance if the Investment Adviser is forced to sell portfolio securities or invests cash when the Investment Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains. In addition, a large redemption could result in each Fund’s current expenses being allocated over a smaller asset base, leading to an increase in such Fund’s gross expense ratio. Large purchases of a Fund’s shares may also adversely affect the Fund’s performance to the extent that a Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would to the extent that the Fund accepts cash for an order for the purchase of creation units of the Fund’s shares.
Loan Participations and Assignments. Each Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.
Model Risk. The allocation model utilized in a Fund’s securities selection process may not result in improved issuer creditworthiness, maximize returns or minimize

38

Additional Fund Information (cont.)

risk, or be appropriate for every investor seeking a particular risk profile.
Mortgage Dollar Rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the future (generally within 30 days). The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish a Fund’s performance.
For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds currently do not intend to enter into mortgage dollar rolls that are accounted for as financing and does not treat them as borrowings.
Percentage Investment Limitations. Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment.
Repurchase Agreements. Each Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser in amounts not exceeding 20% of a Fund’s total assets. Repurchase agreements involve the purchase of securities by a Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. In the event of a default, the Funds will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Funds’ costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, the Funds could suffer additional losses if a court determines that the Funds’ interest in the collateral is unenforceable by the Funds.
Each Fund intends to enter into transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties. With respect to collateral received in repurchase transactions or other investments, the Funds may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Funds, including minimizing the value of any collateral.
Structured Securities. Each Fund may invest in structured securities to the extent consistent with its investment objective and strategies. Structured securities present additional risk that the interest paid to a Fund on a structured security will be less than expected. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, asset -backed commercial paper, structured notes and other debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.
The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest

39

Additional Fund Information (cont.)

rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect a Fund’s NAV. In some cases it is possible that a Fund may suffer a total loss on its investment in a structured security.
Temporary Investments. Each Fund may temporarily hold cash and cash-like instruments or invest in short term obligations pending investment or to meet anticipated redemption requests. A Fund also may hold up to 100% of its total assets in cash or cash-like instruments or invest in short term obligations as a temporary measure mainly designed to limit the Funds’ losses in response to adverse market, economic or other conditions when the Investment Adviser believes that it is in the best interest of the Funds to pursue such a defensive strategy. The Investment Adviser may, however, choose not to make such temporary investments even in very volatile or adverse conditions. A Fund may not achieve its investment objective when it holds cash or cash-like instruments, or invests its assets in short-term obligations or otherwise makes temporary investments. A Fund also may miss investment opportunities and have a lower total return during these periods.
Variable and Floating Rate Instruments. Each Fund may invest in variable and floating rate instruments. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include floating rate Treasury obligations, variable amount master demand notes, long-term variable and floating rate bonds where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments (“inverse floaters”). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.
The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when a Fund is not entitled to exercise its demand rights. As a result, a Fund could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness.
Zero Coupon, Pay-In-Kind and Capital Appreciation Bonds. Each Fund may invest in zero coupon bonds and the Northern Trust Ultra-Short Fixed Income ETF may invest in pay-in-kind and capital appreciation bonds, to the extent consistent with its investment objective and strategies. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.
The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Each Fund’s investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.
Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI. The top holdings of each Fund can be found at etfs.ntam.northerntrust.com. Fund fact

40

Additional Fund Information (cont.)

sheets provide information regarding the Funds’ top holdings and may be requested by calling 1-855-353-9383 or visiting the Trust’s website at etfs.ntam.northerntrust.com.

41

Description of Fund Management

Investment Adviser

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”), a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Funds. NTI is located at 50 South LaSalle Street, Chicago, IL 60603.
NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.
As of December 31, 2025, Northern Trust Corporation, through its affiliates, had assets under investment management of $1.8 trillion and assets under custody of $14.9 trillion.
Under the Investment Advisory Agreement with the Funds, NTI, subject to the general supervision of the Trust’s Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities.
As compensation for its advisory services and assumption of Fund expenses, NTI is entitled to a unitary management fee (“Management Fee”), computed daily and payable monthly as reflected in the table below. From the unitary management fee, NTI pays most of the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, it is not responsible for the fee payments under the Investment Advisory Agreement, distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Fees"), interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as (i) dividend expenses on short sales; (ii) non-routine items, including litigation expenses and proxy expenses; and (iii) expenses that the Fund has incurred but did not actually pay due to an expense offset arrangement, if applicable.
The table below reflects the unitary management fees paid in the last fiscal year by each Fund (expressed as a percentage of the Fund’s average daily net assets).

Fund	Unitary Management Fee (as a percentage of the Fund’s average daily net assets)
Northern Trust Ultra-Short Fixed Income ETF	0.25%
Northern Trust Core Bond ETF	0.35%
NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than 12b-1 Fees, tax expenses, extraordinary expenses, and acquired fund fees and expenses as calculated pursuant to Form N-1A (“Acquired Fund Fees and Expenses”)) so that “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the Fund’s Management Fee plus (+) .0049%. NTI has also contractually agreed in the case of the Northern Trust Core Bond ETF to waive Management Fees or reimburse certain expenses in an amount equal to the sum of (a) any Acquired Fund Fees and Expenses, if any, incurred by the Fund that are attributable to the Fund’s investment in Acquired Funds managed by NTI or an investment adviser controlling, controlled by, or under common control with NTI (“Affiliated Funds”); and (b) 0.05% or such lesser amount in Acquired Fund Fees and Expenses incurred by the Fund that are attributable to the Fund’s investment in Acquired Funds that are not Affiliated Funds until March 1, 2027. The contractual expense reimbursement arrangements are expected to continue until at least March 1, 2027 and will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The contractual arrangements may be terminated with respect to a Fund, as to any succeeding Renewal Year, by NTI or the Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board of Trustees may terminate the arrangement at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.
NTI may reimburse additional expenses or waive all or a portion of the management fees of the Funds. Any such

42

Description of Fund Management (cont.)

additional expense reimbursement or fee waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time. A discussion regarding the Board of Trustees’ basis for its approval of the Advisory Agreement for each Fund is available in the Trust’s Annual Financial Statements and Other Information included in Form N-CSR for the period ended October 31, 2025.
Portfolio Managers

NTI manages assets collectively on a team basis. Senior investment professionals from NTI’s portfolio management teams are involved in various aspects of managing the Funds. Portfolio managers within each specialized team assist with the management of specific investment strategies and funds. The portfolio managers identified below have the most significant responsibility for the day-to-day management of the Funds' portfolios.
The individual Portfolio Managers who, as a team, are collectively responsible for the day-to-day management of the Northern Trust Ultra-Short Fixed Income ETF’s portfolio are:
Bilal Memon is a Senior Vice President of NTI. Mr. Memon joined NTI in 2007 and is responsible for managing various short duration portfolios.
Morten Olsen is a Senior Vice President of NTI. Mr. Olsen joined NTI in 2009 and has assisted in the management of various fixed-income funds.
Chaitanya Mandavakuriti, CFA, is a Senior Vice President of NTI. Mr. Mandavakuriti joined NTI in 2013 and has assisted in the management of international fixed income index portfolios with a focus on credit.
The individual Portfolio Managers who, as a team, are collectively responsible for the day-to-day management of the Northern Trust Core Bond ETF’s portfolio are:
Bilal Memon is a Senior Vice President of NTI. Mr. Memon joined NTI in 2007 and is responsible for managing various short duration portfolios.
Chaitanya Mandavakuriti, CFA, is a Senior Vice President of NTI. Mr. Mandavakuriti joined NTI in 2013 and has assisted in the management of international fixed income index portfolios with a focus on credit.
Benjamin Gord is a Senior Vice President and Head of Fundamental Investment Strategies of NTI. Mr. Gord joined NTI in 2022 and oversees the High Yield, Multi-Sector, and Securitized portfolio management teams as well as credit and equity research teams. Prior to joining NTI, Mr. Gord was a Managing Director at Ellington Management Group, managing partner of Lantern Harbor Investment Partners, and before that at Wafra.
Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Funds is available in the SAI.

43

Description of Fund Management (cont.)

Administrator, Custodian, Transfer Agent and Securities Lending Agent

JPMorgan Chase Bank, N.A. (“JPMorgan”) is the administrator, custodian, transfer agent and securities lending agent for each Fund.
Distributor

Foreside Fund Services, LLC, a Delaware limited liability company, serves as the distributor (“Distributor”) of Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101. The Distributor is not affiliated with NTI or with JPMorgan or its affiliates.

44

Shareholder Information

Additional shareholder information is available free of charge by calling toll-free: 1-855-353-9383 or visiting the Trust’s website at etfs.ntam.northerntrust.com.
Buying and Selling Shares

Shares of the Funds trade on national securities exchanges during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment. When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread with respect to shares of a Fund varies over time based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Fund shares, frequent trading may reduce investment return and an investment in the Funds may not be advisable for investors who anticipate regularly making small investments.
Shares of the Funds may be acquired or redeemed directly from a Fund only in aggregate blocks of Shares or multiples thereof (“Creation Units”). Once created, shares of the Funds generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Funds trade under the trading symbol listed for each Fund on the front cover of this Prospectus.
The Trust’s Board of Trustees has adopted a policy whereby the Funds do not monitor for frequent purchases and redemptions of Fund shares (“frequent trading”). The Board of Trustees believes that a frequent trading monitoring policy is unnecessary for the Funds because shares of the Funds are listed and traded on national securities exchanges. Therefore, it is unlikely that a shareholder could take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV, because each Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash.
The national securities exchanges on which the Funds are listed are open for trading Monday through Friday and are closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Funds are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Funds. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any rights as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.
Share Prices

The trading prices of Fund shares in the secondary market may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.
A Fund may determine to have the approximate value of its shares, known as the “indicative optimized portfolio value” (“IOPV”), disseminated every fifteen seconds throughout the trading day by the national securities exchange on

45

Shareholder Information (cont.)

which the Fund is listed or by other information providers or market data vendors. Any IOPV disseminated is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. Any IOPV disseminated does not necessarily reflect the precise composition of the current portfolio of securities held by a Fund at a particular point in time nor the best possible valuation of the current portfolio. Any IOPV disseminated should not be viewed as a “real-time” update of the NAV, because the IOPV may not be calculated in the same manner as the NAV, which is computed once a day as discussed below. Any IOPV disseminated is generally determined by using current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Funds. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, or responsible for, the calculation or dissemination of an IOPV and make no warranty as to the accuracy of any disseminated IOPV.
Determination of Net Asset Value

Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading, based on prices at the time of closing, provided that any U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of a Fund is calculated by dividing the value of all assets of a Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The investments of the Funds are valued at fair value pursuant to the pricing policy and procedures approved by the Board of Trustees. The Funds’ investments are valued using market quotations when available. The Board of Trustees has designated NTI as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determinations relating to any or all Fund investments. Accordingly, when market quotations are not readily available, are deemed unreliable, or do not reflect material events occurring between the close of local markets and the time of valuation, NTI values Fund securities at fair value as determined in good faith in accordance with the Funds’ fair value pricing procedures as approved by the Board of Trustees. Such circumstances include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news affecting an issuer is released, such as government approvals. The Board of Trustees oversees NTI in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by NTI on behalf of a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters.
The use of fair valuation involves the risk that the values used by NTI to price a Fund's investments may be higher or lower than the values used by other investment companies and investors to price the same investments. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security may be materially different than the value that could be realized upon the sale of such security. Portfolio securities of certain Funds are listed on foreign exchanges and their value may change on days when shareholders will not be able to purchase or sell Fund shares.
Security prices are generally provided by independent pricing services. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or American Depositary Receipts ("ADRs"), are valued at the closing price or last sale price reported on the exchange or system where the security is principally traded. The closing price for securities traded on the NASDAQ/NMS is the Nasdaq Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is

46

Shareholder Information (cont.)

principally traded, then the value is determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales of the security for that day on any exchange or system, the security is valued at fair value pursuant to the Trust’s fair value procedures.
Securities that are traded regularly in the over-the-counter market (other than the NASDAQ/NMS), including securities listed on exchanges but primarily traded over-the-counter, are valued on the basis of bid quotes or the mean between the bid and asked quotes based upon quotes furnished by one or more broker-dealers or market makers for those securities. Securities that may be traded over-the-counter include equity securities, fixed-income securities, non-exchange-listed foreign securities, and certain derivative instruments. Fixed income securities may be valued using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models, as well as recent market transactions for the same or similar assets, to derive values when such prices are believed to reflect fair market values of such securities. Such prices may be determined by taking into account securities prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities. Fixed-income securities maturing within a relatively short period, less than 60 days, are valued at amortized cost when fair value is approximated.
Foreign equity securities are generally priced at the closing price or last sales price reported on the foreign exchange on which they are principally traded. If there have been no sales for that day on the primary exchange, then the value is determined with reference to the last sale price on any other exchange. If there have been no sales of the security for that day on any exchange, the security will be valued at fair value pursuant to the Trust’s fair value procedures. Spot and forward foreign currency exchange contracts generally are valued using an independent pricing service. The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by NTI as investment adviser.
Exchange-traded financial futures and options thereon are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. If there was no sale on that day, and for non-exchange-traded derivatives, the contract is valued at fair value pursuant to the Trust’s fair value procedures.
Each Fund relies on various sources to calculate its NAV. The ability of the Funds’ administrator to calculate the NAV per share of the Funds is subject to operational risks associated with processing or human errors, systems or technology failures, and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Funds’ NAVs and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures, and it may be necessary for alternative procedures to be followed to price portfolio securities when determining the Funds’ NAVs.
Distribution and Service Plan

The Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay distribution and other fees for the sale and distribution of its shares. Because these fees would be paid out of each Fund’s assets on an on-going basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to financial intermediaries under the Plan are tied directly to their own out-of-pocket expenses. As of this date, the Plan has not been implemented with respect to the Funds. The Plan may not be implemented without further Board of Trustees approval. The maximum distribution fee is 0.25% of each Fund’s average daily net assets under the Plan. The Funds do not expect to pay any 12b-1 fees during the current and next fiscal years.

47

Shareholder Information (cont.)

Dividends and Distributions

Dividends from net investment income, including any net foreign currency gains, are generally declared and paid by each Fund according to the following schedule:

Dividends from Net Investment Income:
Fund	Declared and Paid Quarterly	Declared and Paid Monthly
Northern Trust Ultra-Short Fixed Income ETF		✓
Northern Trust Core Bond ETF		✓
Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to improve tracking error, to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial own-ers of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Tax Considerations

The following is a summary of certain tax considerations that may be relevant to an investor in a Fund. The discussions of the federal tax consequences in this Prospectus are based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.
Each Fund has elected and intends to qualify (or if newly organized, intends to elect and qualify) each year as a regulated investment company for federal income tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is 20%. Every year, you will be provided information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.
Each Fund may invest in debt securities issued by state and local governments, the interest on which is exempt from Federal income taxes. However, a Fund will not be eligible to pay dividends that are exempt from Federal income taxes unless, after the end of each quarter, at least 50% of the value of the Fund’s assets are invested in tax exempt obligations. Each Fund does not expect to meet this requirement under normal circumstances.

48

Shareholder Information (cont.)

U.S. individuals with “modified adjusted gross income” exceeding $200,000 ($250,000 if married and filing jointly) will be subject to the Medicare contribution tax on their “net investment income,” which includes interest, dividends and capital gains at a rate of 3.8%.
Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital and will reduce the shareholder’s basis in his shares of the Fund (but not below zero). To the extent such distribution exceeds the shareholder’s basis, the distribution will result in a capital gain (if the shareholder holds his shares of the Fund as capital assets) as if the shareholder sold his shares. Such capital gain will be long-term capital gain if the shareholder held the shares for more than one year.
The Funds may be subject to foreign withholding taxes with respect to interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of securities of foreign corporations such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible to make this election or if it is eligible but does not make the election, it will be entitled to deduct such taxes in computing the amounts it is required to distribute. The Funds do not expect to be eligible to make the election.
If you (a) have provided either an incorrect Social Security Number or taxpayer identification number or no number at all, (b) are subject to withholding by the Internal Revenue Service (“IRS”) for prior failure to properly include on your return payments of interest or dividends, or (c) have failed to certify, when required to do so, that you are not subject to backup withholding or are an “exempt recipient,” then 24% of the dividends and distributions payable to you will be withheld and remitted to the IRS.
The sale or redemption of Fund shares is a taxable event on which a gain or loss may be recognized. The amount of gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Fund shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA or other tax-qualified plan will not be currently taxable unless shares are acquired with borrowed funds. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
Except as stated below, you may be subject to state and local taxes on Fund distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund’s distributions, if any, that are attributable to interest on certain types of federal securities or interest on securities issued by the particular state or municipalities within the state.
U.S. Tax Treatment of Foreign Shareholders. Nonresident aliens, foreign corporations and other foreign investors in the Funds will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains. The exemption may not apply, however, if the investment in a Fund is connected to a trade or business of the foreign investor in the United States or if the foreign

49

Shareholder Information (cont.)

investor is present in the United States for 183 days or more in a year and certain other conditions are met.
Fund distributions attributable to the other categories of Fund income, such as dividends from companies whose securities are held by a Fund and interest on debt securities, will generally be subject to a 30% withholding tax when paid to foreign shareholders. However, certain interest related dividends and short term capital gain dividends as designated by a Fund are not subject to this 30% withholding tax if the shareholder provides a properly completed Form W-8BEN or W-8BEN-E, as applicable. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN, or W-8BEN-E, as applicable, to establish entitlement for these treaty benefits. In addition, the Funds will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.
A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.
Taxes on Creations and Redemptions of Creation Units. A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at that time, and the purchaser’s aggregate basis in the securities surrendered and any net cash paid. A person who redeems Creation Units and receives securities in-kind from a Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation
Units for securities cannot be deducted currently under the rules governing “wash sales,” or on a basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.
Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units of a Fund is generally treated as long-term capital gain or loss if the Fund’s shares have been held for more than one year and as a short-term capital gain or loss if the Fund’s shares have been held for one year or less, assuming such Creation Units are held as a capital asset.
If a Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.
There are certain tax requirements that a Fund must follow in order to qualify as a regulated investment company and to avoid federal income taxation. In its efforts to adhere to these requirements, the Funds may have to limit its investment activity in some types of instruments.
Consult Your Tax Professional. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Funds. More tax information is provided in the SAI. This short summary is not intended as a substitute for careful tax planning.
Householding

Householding is an option available to certain investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

50

Financial Highlights

The financial highlights table is intended to help you understand the following Funds’ financial performance for the past five fiscal years or, if shorter, from commencement of operations through October 31, 2025. Certain information reflects financial results for a single share. This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the financial statements of the following Funds for the year ended October 31, 2025, is included in the Fund's Annual Financial Statements and Other Information included in Form N-CSR and is available upon request.

	Northern Trust Ultra-Short Fixed Income ETF
	Year ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value, beginning of period	$75.53	$75.11	$74.30	$76.01	$76.29
PER SHARE
Investment Operations
Net Investment Income(a)	3.53	4.03	3.24	1.07	0.48
Net Realized and Unrealized Gain (Loss)	0.15	0.41	0.59	(1.80)	(0.22)
Total from Operations	3.68	4.44	3.83	(0.73)	0.26
Distributions
Net Investment Income	(3.58)	(4.02)	(3.02)	(0.78)	(0.52)
From Net Realized Gains	—	—	—	(0.20)	(0.02)
Total from Distributions	(3.58)	(4.02)	(3.02)	(0.98)	(0.54)
Net Asset Value, end of period	$75.63	$75.53	$75.11	$74.30	$76.01
Total Return
Net Asset Value(b)	4.99%	6.07%	5.27%	(0.94)%	0.34%
RATIOS/SUPPLEMENT DATA
Ratios to Average Net Assets
Expenses	0.26%	0.26%	0.26%	0.26%	0.26%
Expenses net of reimbursements	0.25%	0.25%	0.25%	0.25%	0.25%
Net Investment Income Before Reimbursements	4.68%	5.35%	4.33%	1.43%	0.62%
Net Investment Income Net of Reimbursements	4.68%	5.36%	4.33%	1.43%	0.63%
Supplemental Data
Portfolio Turnover Rate(c)	68%	53%	37%	50%	84%
Net assets, end of period (thousands)	$1,365,807	$1,151,145	$1,076,389	$856,357	$374,339

51

Financial Highlights (cont.)

	Northern Trust Core Bond ETF
	Year ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value, beginning of period	$22.14	$20.79	$21.46	$26.22	$26.78
PER SHARE
Investment Operations
Net Investment Income(a)	0.92	0.81	0.65	0.53	0.46
Net Realized and Unrealized Gain (Loss)	0.40	1.34	(0.66)	(4.75)	(0.39)
Total from Operations	1.32	2.15	(0.01)	(4.22)	0.07
Distributions
Net Investment Income	(0.91)	(0.80)	(0.66)	(0.54)	(0.52)
From Net Realized Gains	—	—	—	—	(0.11)
Total from Distributions	(0.91)	(0.80)	(0.66)	(0.54)	(0.63)
Net Asset Value, end of period	$22.55	$22.14	$20.79	$21.46	$26.22
Total Return
Net Asset Value(b)	6.12%	10.44%	(0.15)%	(16.27)%	0.26%
RATIOS/SUPPLEMENT DATA
Ratios to Average Net Assets
Expenses(d)	0.36%	0.36%	0.36%	0.36%	0.36%
Expenses net of reimbursements(d)	0.15%	0.25%	0.25%	0.22%	0.20%
Net Investment Income Before Reimbursements	3.93%	3.55%	2.87%	2.10%	1.56%
Net Investment Income Net of Reimbursements	4.14%	3.66%	2.98%	2.24%	1.72%
Supplemental Data
Portfolio Turnover Rate(c)	23%	32%	26%	121%	50%
Net assets, end of period (thousands)	$144,913	$166,575	$182,431	$159,362	$126,517

52

Financial Highlights (cont.)

(a)
Net investment income per share is based on average shares outstanding.
(b)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.
(c)
In-kind transactions are not included in portfolio turnover calculations.
(d)
The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

53

Disclaimers

FlexShares® is a registered trademark of NTI.

54

Supplemental Information

I. Premium/Discount Information

Information about the differences between the daily market price on secondary markets for shares of the Funds and the Funds’ net asset value for various time periods is available by visiting the Funds’ website at etfs.ntam.northerntrust.com.

55

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

For More Information

Annual/Semi-Annual Reports, Financial Statements and Statement of Additional Information (“SAI”)

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR filed with the SEC. In the Funds’ annual reports, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. In Form N-CSR, you will find the Funds' Annual and Semi-Annual Financial Statements and Other Information.
Additional information about each Fund and its policies also is available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).
The Funds’ annual and semiannual reports, the SAI and other information such as Fund financial statements are available free on the Funds’ website at etfs.ntam.northerntrust.com, and upon request by calling the Fund at 1-855-353-9383 or by sending an email request to: NorthernTrustETF@acaglobal.com. The SAI and other information are available from a financial intermediary (such as a broker-dealer or bank) through which the Funds’ shares may be purchased or sold.
TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:
By Telephone
Call 1-855-353-9383
By Mail
Northern Trust ETFs
c/o Foreside Fund Services, LLC
190 Middle Street, Suite 301
Portland, ME 04101
On the Internet
The Fund’s documents are available online and may be downloaded from:
•The EDGAR database on the SEC’s website at sec.gov (text-only)
•The Funds’ website at etfs.ntam.northerntrust.com
Other information about the Funds is available on the EDGAR Database on the SEC’s website at sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
811-22555
FS00013-0826

Northern Trust ETFs
Statement of Additional Information
Dated March 1, 2026, As Amended August 17, 2026
This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following Funds of the FlexShares® Trust (the “Trust”) as such Prospectus may be revised or supplemented from time to time:
Fund	Ticker	Stock Exchange
Northern Trust US Quality Low Volatility ETF (formerly, FlexShares® US Quality Low Volatility Index Fund)	QLV	NYSE Arca, Inc.
Northern Trust Developed Markets ex-US Quality Low Volatility ETF (formerly, FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund)	QLVD	NYSE Arca, Inc.
Northern Trust Emerging Markets Quality Low Volatility ETF (formerly, FlexShares® Emerging Markets Quality Low Volatility Index Fund)	QLVE	NYSE Arca, Inc.
Northern Trust Morningstar US Market Factor Tilt ETF (formerly, FlexShares® Morningstar US Market Factor Tilt Index Fund)	TILT	Cboe BZX Exchange, Inc.
Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF (formerly, FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund)	TLTD	NYSE Arca, Inc.
Northern Trust Morningstar Emerging Markets Factor Tilt ETF (formerly, FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund)	TLTE	NYSE Arca, Inc.
Northern Trust US Quality Large Cap ETF (formerly, FlexShares® US Quality Large Cap Index Fund)	QLC	Cboe BZX Exchange, Inc.
Northern Trust STOXX® US ESG Select ETF (formerly, FlexShares® STOXX® US ESG Select Index Fund)	ESG	Cboe BZX Exchange, Inc.
Northern Trust STOXX® Global ESG Select ETF (formerly, FlexShares® STOXX® Global ESG Select Index Fund)	ESGG	Cboe BZX Exchange, Inc.
Northern Trust ESG & Climate US Large Cap Core ETF (formerly, FlexShares® ESG & Climate US Large Cap Core Index Fund)	FEUS	NYSE Arca, Inc.
Northern Trust ESG & Climate Developed Markets ex-US Core ETF (formerly, FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund)	FEDM	NYSE Arca, Inc.
Northern Trust Morningstar Global Upstream Natural Resources ETF (formerly, FlexShares® Morningstar Global Upstream Natural Resources Index Fund)	GUNR	NYSE Arca, Inc.
Northern Trust STOXX® Global Broad Infrastructure ETF (formerly, FlexShares® STOXX® Global Broad Infrastructure Index Fund)	NFRA	NYSE Arca, Inc.
Northern Trust Global Quality Real Estate ETF (formerly, FlexShares® Global Quality Real Estate Index Fund)	GQRE	NYSE Arca, Inc.
Northern Trust Quality Dividend ETF (formerly, FlexShares® Quality Dividend Index Fund)	QDF	NYSE Arca, Inc.
Northern Trust Quality Dividend Defensive ETF (formerly, FlexShares® Quality Dividend Defensive Index Fund)	QDEF	NYSE Arca, Inc.
Northern Trust International Quality Dividend ETF (formerly, FlexShares® International Quality Dividend Index Fund)	IQDF	NYSE Arca, Inc.
Northern Trust International Quality Dividend Dynamic ETF (formerly, FlexShares® International Quality Dividend Dynamic Index Fund)	IQDY	NYSE Arca, Inc.
Northern Trust iBoxx® 3-Year Target Duration TIPS ETF (formerly, FlexShares® iBoxx® 3-Year Target Duration TIPS Index Fund)	TDTT	NYSE Arca, Inc.
Northern Trust iBoxx® 5-Year Target Duration TIPS ETF (formerly, FlexShares® iBoxx® 5-Year Target Duration TIPS Index Fund)	TDTF	NYSE Arca, Inc.
Northern Trust Disciplined Duration MBS ETF (formerly, FlexShares® Disciplined Duration MBS Index Fund)	MBSD	NYSE Arca, Inc.
Northern Trust Credit-Scored US Corporate Bond ETF (formerly, FlexShares® Credit-Scored US Corporate Bond Index Fund)	SKOR	The Nasdaq Stock Market LLC
Northern Trust Credit-Scored US Long Corporate Bond ETF (formerly, FlexShares® Credit-Scored US Long Corporate Bond Index Fund)	LKOR	Cboe BZX Exchange, Inc.
Northern Trust High Yield Value-Scored Bond ETF (formerly, FlexShares® High Yield Value-Scored Bond Index Fund)	HYGV	NYSE Arca, Inc.
Northern Trust ESG & Climate Investment Grade Corporate Core ETF (formerly, FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund)	FEIG	NYSE Arca, Inc.

The Prospectus for the series of the Trust referenced above (each a "Fund" and, collectively, the “Funds”) is dated March 1, 2026, As Amended August 17, 2026. Capitalized terms used herein that are not defined have the same meanings as in the Prospectus, unless otherwise noted. Copies of the Prospectus may be obtained without charge by visiting etfs.ntam.northerntrust.com, writing to Northern Trust ETFs, c/o Foreside Fund Services, LLC, 190 Middle Street, Suite 301, Portland, Maine 04101 or calling 1-855-353-9383 (toll free). FlexShares is a registered trademark of Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”).
The audited financial statements for the Funds and related report of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the Annual Financial Statements and Other Information on Form N-CSR for the fiscal year ended October 31, 2025 are incorporated herein by reference in the section entitled “Financial Statements.” No other parts of the annual report are incorporated by reference herein. Copies of the Trust’s annual reports, semi-annual reports to shareholders, and other information such as Fund financial statements, may be obtained upon request and without charge, by writing to Northern Trust ETFs, c/o Foreside Fund Services, LLC, 190 Middle Street, Suite 301, Portland, ME 04101 or by calling 1-855-353-9383 (toll free).
An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency or The Northern Trust Company (“TNTC”), its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.

-i-

-ii-

General Description Of The Trust And Its Funds
The Trust was formed as a Maryland Statutory Trust on May 13, 2010, originally named NT ETF Trust, and renamed FlexShares® Trust as of April 12, 2011. The Trust is authorized to have multiple series or portfolios. The Trust is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).
The Northern Trust ESG & Climate US Large Cap Core ETF is a non-diversified fund. Each of the other Funds are diversified funds.
The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each an “Underlying Index”). Each Fund is managed by NTI, an indirect subsidiary of Northern Trust Corporation.
On June 30, 2023, the Northern Trust Quality Dividend ETF acquired all of the assets and liabilities of the FlexShares® Quality Dividend Dynamic Index Fund, which was also a series of the Trust.
On August 17, 2026, the following name changes occurred as set forth in the table below:
Prior Fund Name	New Fund Name
FlexShares® US Quality Low Volatility Index Fund	Northern Trust US Quality Low Volatility ETF
FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund	Northern Trust Developed Markets ex-US Quality Low Volatility ETF
FlexShares® Emerging Markets Quality Low Volatility Index Fund	Northern Trust Emerging Markets Quality Low Volatility ETF
FlexShares® Morningstar US Market Factor Tilt Index Fund	Northern Trust Morningstar US Market Factor Tilt ETF
FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF
FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	Northern Trust Morningstar Emerging Markets Factor Tilt ETF
FlexShares® US Quality Large Cap Index Fund	Northern Trust US Quality Large Cap ETF
FlexShares® STOXX® US ESG Select Index Fund	Northern Trust STOXX® US ESG Select ETF
FlexShares® STOXX® Global ESG Select Index Fund	Northern Trust STOXX® Global ESG Select ETF
FlexShares® ESG & Climate US Large Cap Core Index Fund	Northern Trust ESG & Climate US Large Cap Core ETF
FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund	Northern Trust ESG & Climate Developed Markets ex-US Core ETF
FlexShares® Morningstar Global Upstream Natural Resources Index Fund	Northern Trust Morningstar Global Upstream Natural Resources ETF
FlexShares® STOXX® Global Broad Infrastructure Index Fund	Northern Trust STOXX® Global Broad Infrastructure ETF
FlexShares® Global Quality Real Estate Index Fund	Northern Trust Global Quality Real Estate ETF
FlexShares® Quality Dividend Index Fund	Northern Trust Quality Dividend ETF
FlexShares® Quality Dividend Defensive Index Fund	Northern Trust Quality Dividend Defensive ETF
FlexShares® International Quality Dividend Index Fund	Northern Trust International Quality Dividend ETF
FlexShares® International Quality Dividend Dynamic Index Fund	Northern Trust International Quality Dividend Dynamic ETF
FlexShares® iBoxx® 3-Year Target Duration TIPS Index Fund	Northern Trust iBoxx® 3-Year Target Duration TIPS ETF
FlexShares® iBoxx® 5-Year Target Duration TIPS Index Fund	Northern Trust iBoxx® 5-Year Target Duration TIPS ETF
FlexShares® Disciplined Duration MBS Index Fund	Northern Trust Disciplined Duration MBS ETF
FlexShares® Credit-Scored US Corporate Bond Index Fund	Northern Trust Credit-Scored US Corporate Bond ETF
FlexShares® Credit-Scored US Long Corporate Bond Index Fund	Northern Trust Credit-Scored US Long Corporate Bond ETF
FlexShares® High Yield Value-Scored Bond Index Fund	Northern Trust High Yield Value-Scored Bond ETF
FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund	Northern Trust ESG & Climate Investment Grade Corporate Core ETF
The Funds offer and issue shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a specified basket of securities (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). The shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), with the exception of the Northern Trust Credit-Scored US Corporate Bond ETF which is listed on The Nasdaq Stock Market LLC (“Nasdaq”), and the Northern Trust Morningstar US Market Factor Tilt ETF, Northern Trust US Quality Large Cap ETF, Northern Trust STOXX® US ESG Select ETF, Northern Trust STOXX® Global ESG Select ETF and Northern Trust Credit-Scored US Long Corporate Bond ETF which are listed on the Cboe

BZX Exchange, Inc. (“Cboe BZX”), each a national securities exchange (the “Listing Exchange”). Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a Cash Component.
The Trust reserves the right to offer a “cash” option for creations and redemptions of shares as more fully described in the “Purchase and Redemption of Creation Unit Aggregations” section of this SAI. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 110%, which percentage NTI may change from time to time, of the market value of the missing Deposit Securities. See the “Purchase and Redemption of Creation Unit Aggregations” section of this SAI. In each instance of cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such conditions and fees will be limited in accordance with the requirements of the U.S. Securities and Exchange
Commission (the “SEC”) applicable to management investment companies offering redeemable securities.
ADDITIONAL INVESTMENT INFORMATION
EXCHANGE LISTING AND TRADING
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Prospectus in the “Shareholder Information” section. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.
Shares of each Fund are listed for trading on at least one Listing Exchange, and trade throughout the day on the Listing Exchange and other secondary markets. In addition, certain Funds may be traded on certain foreign exchanges. There can be no assurance that the requirements of a Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. A Listing Exchange may, but is not required to, remove the shares of a Fund from listing if: (1) the Listing Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (2) any of the other listing requirements set forth in the Listing Exchange’s listing rules are not continuously maintained; (3) following the initial twelve-month period after the commencement of trading of a Fund, there are fewer than fifty (50) beneficial holders of the Fund (with respect to Funds listed on Cboe BZX Exchange Inc., for thirty (30) or more consecutive trading days); or (4) any other event shall occur or condition exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. A Listing Exchange will remove the shares of a Fund from listing and trading upon termination of the Fund.
As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
The Trust reserves the right to adjust the share prices of Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
The following supplements the information contained in the Prospectus concerning the investment objectives, strategies and risks of the Funds.
The investment objective of each Fund may be changed without shareholder approval. Except as expressly noted below, each Fund’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by NTI to be substantially similar to those of any other investment otherwise permitted by a Fund’s investment strategies. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund’s portfolio will ordinarily not result in the elimination of the security from a Fund’s portfolio. To the extent consistent with its investment policies, each Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts, forward currency contracts, options and swaps, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
NTI uses a representative sampling strategy to manage each Fund, other than the Northern Trust iBoxx® 3-Year Target Duration TIPS ETF and Northern Trust iBoxx® 5-Year Target Duration TIPS ETF. However, each of these Funds reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund. With respect to the Northern Trust iBoxx® 3-Year Target Duration TIPS ETF and Northern Trust iBoxx® 5-Year Target Duration TIPS ETF, NTI generally intends to use a replication indexing strategy, but may use a representative sampling strategy under certain circumstances such as when it may not be possible or practicable to fully implement a replication strategy. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation, duration, maturity and yield) and liquidity measures similar to those of the Underlying Index. A Fund may or may not hold all of the securities that are included in its Underlying Index. Representative sampling may be effected through various methods, including an optimization process that uses a mathematical calculation and proprietary risk analysis model to derive a portfolio that achieves risk and return characteristics similar to those of the Underlying Index, while taking into account applicable investment inputs and constraints. Inputs and constraints that are considered include the applicable Fund's assets under management, the investment universe of the corresponding Underlying Index, risk tolerance to various metrics based on Underlying Index exposure (including to sectors, countries and/or factors), individual security transaction costs and potential tax impacts of a particular transaction. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of the Fund’s Underlying Index and, with respect to (i) the Northern Trust Developed Markets ex-US Quality Low Volatility ETF, Northern Trust Emerging Markets Quality Low Volatility ETF, Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF, Northern Trust Morningstar Emerging Markets Factor Tilt ETF, Northern Trust STOXX® Global ESG Select ETF, Northern Trust ESG & Climate Developed Markets ex-US Core ETF, Northern Trust Morningstar Global Upstream Natural Resources ETF, Northern Trust STOXX® Global Broad Infrastructure ETF, Northern Trust Global Quality Real Estate ETF, Northern Trust International Quality Dividend ETF and Northern Trust International Quality Dividend Dynamic ETF, in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) that represent securities included in the Underlying Index and (ii) the Northern Trust Disciplined Duration MBS ETF, in TBA Transactions that represent securities in the Underlying Index. Each Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. For these purposes, “net assets” is measured at the time of purchase.
For the Funds that invest in Underlying Funds, the risks of investment in particular types of securities, instruments and portfolio management techniques discussed below may be borne by the Fund through its investment in the Underlying Funds, in addition to the risks associated with those securities, instruments and portfolio management techniques if the Fund invested in them or engaged in them directly.
ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may invest in asset-backed securities, which are securities that are backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.
If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating a Fund’s average weighted maturity, the maturity of asset-backed securities will be based on estimates of average life. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.
Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, except as described below, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and a Fund’s liquidity and value.
There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers. Under the conservatorship, the management of Freddie Mac and Fannie Mae was replaced. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae, which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.
The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator; the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury; market responses to developments at Freddie Mac and Fannie Mae; and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Funds.

Under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac participation certificates. In June 2019, Fannie Mae and Freddie Mac began issuing UMBS in place of their current offerings of “to be announced”-eligible mortgage-backed securities. The effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain.
Mortgage- and asset-backed securities are also subject to the risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Any economic downturn could increase the risk that such assets underlying asset-backed securities purchased by the Funds will also suffer greater levels of default than were historically experienced.
BANK LOANS. To the extent consistent with their investment objectives and strategies, the Funds may invest in bank loans. The primary risk in an investment in loans is that borrowers may be unable to meet their interest and/or principal payment obligations. Loans in which the Funds invest may be made to finance highly leveraged borrowers which may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans in which the Funds may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans that hold a more senior position in the borrower’s capital structure and/or are secured with collateral. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Funds’ right to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. In addition, loans are generally subject to liquidity risk. The Funds may acquire interests in loans by purchasing participations in and/or assignments of portions of loans from third parties. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet the Funds’ redemption obligations. The Funds may have difficulty disposing of its investments in loans, and the market for such instruments may lack sufficient liquidity. In addition, loans held by a Fund might not be considered securities for purposes of the Securities Act, or the Securities Exchange Act of 1934, as amended (the “1934 Act”), and, therefore, a risk exists that purchasers, such as a Fund, may not be entitled to rely on the anti-fraud provisions of the Securities Act or the 1934 Act.
Although loan investments are generally subject to certain restrictive covenants in favor of the investor, certain of the loans in which a Fund may invest may be issued or offered as “covenant lite” loans, which have few or no financial maintenance covenants. “Financial maintenance covenants” are those that require a borrower to maintain certain financial metrics during the life of the loan, such as maintaining certain levels of cash flow or limiting leverage. In the event of financial deterioration on the part of the borrower, these covenants are included to permit the lenders to renegotiate the terms of the loan, such as increasing borrowing costs to the borrower, or to take other actions which would improve the position of the lender. Accordingly, a Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant lite loans than its holdings of loans or securities with financial maintenance covenants, which may result in losses to the Fund, especially during a downturn in the credit cycle. Although covenant lite loans contain few or no financial maintenance covenants, information necessary to monitor a borrower’s financial performance may be available without covenants to lenders and the public alike, and can be used to detect such early warning signs as deterioration of a borrower’s financial condition or results. When such information is available, the Investment Adviser will seek to take appropriate action without the help of covenants in the loans.
In certain circumstances, loans may not be deemed to be securities under certain federal securities laws. Therefore, in the event of fraud or misrepresentation by a borrower or an arranger, lenders and purchasers of interests in loans, such as the Funds, may not have the protection of the anti-fraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the loan agreement itself and common-law fraud protections under applicable state law.
BONDS. To the extent consistent with their investment objectives and strategies, the Funds may invest in bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. public or private entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).
CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary from year to year as well as within a particular year, and may be affected by many different factors, including reconstitution or rebalancing of an Underlying Index, cash requirements for redemption of shares and by requirements that enable the Funds to receive favorable tax treatment.
CASH REDEMPTIONS RISK. Paying redemption proceeds entirely in cash rather than through in-kind delivery of portfolio securities may require the Funds to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Funds to sell a security or other financial instrument and recognize a capital gain or loss that might not have been incurred if it had not effected a redemption order entirely for cash. As a result, the Funds may pay out higher or lower annual capital gains distributions than ETFs that meet redemption orders entirely in-kind with portfolio securities. The use of all cash creations and redemption orders may also cause the Funds’ shares to trade in the secondary market at wider bid-ask spreads and/or greater premiums or discounts to the Funds’ NAV. To the extent that the maximum additional variable charge for cash creation or cash redemption transactions is insufficient to cover the transaction costs of purchasing or selling portfolio securities, the Funds’ performance could be negatively impacted.
COMMERCIAL PAPER, BANKERS’ ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. To the extent consistent with their investment objectives and strategies, the Funds may invest in commercial paper, bankers’ acceptances, certificates of deposit, time deposits and bank notes. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.
Each Fund may invest in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.
Commercial paper is generally unsecured and usually discounted from its value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Commercial paper purchased by the Funds may include asset-backed commercial paper. Asset backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper. Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is also susceptible to changes in the issuer’s financial condition or credit quality. In addition, under certain circumstances, commercial paper may become illiquid or may suffer from reduced credit quality.
CONVERTIBLE SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.
The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock and may vary in price in response to changes in the price of the underlying common stock, with greater volatility. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.
In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund would be required to (i) permit the issuer to redeem the security, (ii) convert it into the underlying common stock or (iii) sell it to a third party. Any of the actions could have an adverse effect on the Funds’ ability to achieve its investment objective.
In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates.
ARTIFICIAL INTELLIGENCE. The use and development of artificial intelligence (AI) technologies is rapidly increasing and may be used by issuers in which the Funds invest as well as by service providers that provide services to the Funds. AI technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information generated from AI technologies could be incomplete, inaccurate or biased, which could lead to adverse effects for the issuers or service providers using such technology. Because of these challenges, the use of AI could result in reputational harm, legal liability, adverse effects on business operations and/or operational errors and investment losses, all of which could impact the Funds. In addition, the increasing development and use of AI technologies could impact the market as a whole, including through use by malicious actors for market manipulation, fraud, and cyberattack. Actual usage of AI technologies by the Funds' service providers and issuers in which the Funds invest will vary. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to the Funds.
CYBER SECURITY ISSUES. With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Funds’ operations, the Funds and the Adviser, the Administrator, the Transfer Agent, the Distributor, Authorized Participants (as defined below), index providers and the Funds’ other service providers and the vendors of each (collectively, “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down a Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks. Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state banking.
Successful cyber-attacks or other cyber-failures or events affecting the Funds or their Service Providers may adversely impact a Fund or its shareholders or cause your investment in the Fund to lose value. For instance, they may impact a Fund’s ability to calculate its NAV, cause the release of confidential Fund information, impede trading, or cause reputational damage. They could also subject the Funds or their Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their Investment Adviser have limited ability to prevent or mitigate cyber incidents affecting third-party service providers. Insurance protection and contractual indemnification provisions may not be available or may be insufficient to cover these losses. The Funds or their Service Providers may also incur significant costs to manage and control Cyber Risk.
Cyber Risks are also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such issuers to lose value.
While the Investment Adviser, Service Providers or Authorized Participants (as defined below) may have established business continuity plans and risk management systems to prevent such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber attacks may be highly sophisticated. The Funds and their shareholders could be negatively impacted as a result.
DEPOSITARY RECEIPTS. To the extent consistent with their investment objectives and strategies, the Funds may invest in ADRs and/or GDRs. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. GDRs may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets.
In addition to investment risks associated with the underlying issuer, ADRs and GDRs expose a Fund to additional risk associated with non-uniform terms that apply to ADR and GDR programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency and liquidity risk. Some institutions issuing ADRs and GDRs may not be sponsored by the issuer. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored ADR or GDR. Available information concerning the issuer may not be as current as for sponsored ADRs and GDRs and the prices of unsponsored ADRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. ADRs and GDRs are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
To the extent a Fund invests in ADRs, such ADRs will be listed on a national securities exchange. To the extent a Fund invests in GDRs, such GDRs will be listed on a foreign exchange. A Fund will not invest in any unlisted Depositary Receipt, any Depositary Receipt that NTI deems to be illiquid or any Depositary Receipt for which pricing information is not readily available. Generally, all depositary receipts must be sponsored.
DISTRESSED COMPANIES SECURITIES RISK. To the extent consistent with their investment objectives and strategies, the Funds may invest in distressed debt securities, which may not be publicly traded and may involve a substantial degree of risk. Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Distressed debt securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy. In certain periods, there may be little or no liquidity in the markets for these securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain financial information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than expected. The Funds may lose a substantial portion or all of its investment in such securities or it may be required to accept cash or securities with a value less than the Funds’ original investment. The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security held by the Funds default, the Funds may experience a significant or complete loss on the security. Securities tend to lose much of their value before the issuer defaults. The Funds may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The Funds’ potential exposure to financially or operationally troubled issuers involves a high degree of credit and market risk, which may be heightened during an economic downturn or recession. Should an issuer of securities held by the Funds become involved in a bankruptcy proceeding, reorganization or financial restructuring, a wide variety of considerations make an evaluation of the outcome of the Funds’ exposure to the issuer uncertain.
During the period of a bankruptcy proceeding, reorganization or financial restructuring, it is unlikely that the Funds will receive any interest payments on the securities of the issuer. The Funds will be subject to significant uncertainty as to whether the reorganization or restructuring will be completed, and the Funds may bear certain extraordinary expenses to protect and recover its investment. The Funds will also be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the securities of the issuer held by the Funds will eventually be satisfied. Even if a plan of reorganization or restructuring is adopted with respect to the securities of the issuer held by the Funds, there can be no assurance that the securities or other assets received by the Funds in connection with such plan of reorganization or restructuring will not have a lower value or income potential than may have been anticipated or no value. The Funds may be unable to enforce its claims or rights in any collateral or may have its claims or security interest in any collateral challenged, disallowed or subordinated to the claims or security interests of other creditors. In addition, amendments to the U.S. Bankruptcy Code or other relevant laws could alter the expected outcome or introduce greater uncertainty regarding the outcome of the Funds’ securities holdings in the issuer. In a bankruptcy proceeding, a reorganization or restructuring, the securities of the issuer held by the Funds could be re-characterized or the Funds may receive different securities or other assets, including equity securities. These types of equity securities include, but are not limited to: common stock; preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; and depositary receipts. Equity securities are subject to changes in value, and their value may be more volatile than those of other asset classes. Holders of equity securities are subject to more risk than holders of debt securities because the status of equity holders is subordinate to debtholders in an issuer’s capital structure. The value of equity securities received by the Funds could decline if the financial condition of the issuer deteriorates or if overall market and economic conditions, or conditions within the issuer’s region or industry, deteriorate. Equity securities received by the Funds through a bankruptcy proceeding, reorganization or restructuring of an issuer would not be component securities of the Funds’ Underlying Index, which could subject the Funds to additional tracking error risk.
To the extent that the Funds receive other assets in connection with a bankruptcy proceeding, reorganization or financial restructuring, the Funds may also be subject to additional risks associated with the assets received. One example of assets that the Funds could receive is an interest in one or more loans made to the issuer as part of a workout agreed to by a consortium of lienholders and creditors of the issuer. The Funds may receive such interests in loans to the extent permitted by the 1940 Act.
Securities or other assets received in a reorganization or restructuring typically entail a higher degree of risk than investments in securities of issuers that have not undergone a reorganization or restructuring and may be subject to heavy selling or downward pricing pressure after completion of the reorganization or restructuring. The post-reorganization/restructuring assets and securities may also be illiquid and difficult to sell or value. If the Funds participate in negotiations with respect to a plan of reorganization or restructuring with respect to securities of the issuer held by the Funds, the Funds also may be restricted from disposing such securities for a period of time. If the Funds become involved in such proceedings, the Funds may have more active participation in the affairs of the issuer than that assumed generally by an investor.
EMERGING MARKETS. To the extent consistent with their investment objectives and strategies, the Funds may invest in countries with emerging economies or securities markets. These countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations.
Unanticipated political, economic or social developments may affect the value of a Fund’s investments in emerging market countries and the availability to the Fund of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain parts of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.
In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issuers or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States. The local taxation of income and capital gains accruing to non-residents varies among emerging market countries and may be comparatively high. Emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Funds could in the future become subject to local tax liabilities that had not been anticipated in valuing its assets or making investments.
Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
Certain emerging market countries may have antiquated legal systems, which may adversely impact the Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations. In addition, the systems of corporate governance to which issuers in certain emerging countries are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries.
Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.
Certain emerging countries may restrict or control foreign investments in their securities markets. These restrictions may limit a Fund’s investment in those countries and may increase the expenses of the Funds. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund. Custodial and/or settlement systems in emerging countries may not be fully developed. To the extent a Fund invests in emerging countries, Fund assets that are traded in those markets which have been entrusted to sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.
Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) social unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.
The economies of emerging countries may suffer from unfavorable growth of gross domestic product, rates of inflation and hyperinflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have in the past experienced deflationary pressures which resulted in economic recessions.
The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.
Risks related to currencies and corporate actions are also greater in emerging countries than in developed countries. For example, some emerging countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain emerging countries may experience sudden and large adjustments in their currency, which can have a disruptive and adverse effect on foreign investors. Some emerging countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country’s economy and securities markets. There may be no significant foreign exchange market for certain currencies making it difficult for the Funds to engage in foreign currency transactions. Some emerging countries may impose restrictions on the free conversion of their currencies into foreign currencies, including the U.S. dollar. Corporate action procedures in emerging countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.
Many emerging countries are highly dependent on foreign loans for their operations. There have been moratoria on, and refinancing of, repayments with respect to these loans. Some of the refinancings have imposed restrictions and conditions on the economies of such nations that have adversely affected their economic growth.
Investment exposure to China subjects a Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The Chinese government has undertaken reform of economic and market practices and expansion of the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening control over Hong Kong’s semi-autonomous liberal political, economic, legal, and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. China has a complex territorial dispute regarding the sovereignty of Taiwan and has made threats of invasion. Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese issuers. The Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy. Reduction in spending on Chinese products and services or the institution of tariffs or other trade barriers by China's key trading partners may also have an adverse impact on the Chinese economy.
In addition, there is less regulation and monitoring of the securities markets and the activities of investors, brokers and other participants in China than in the U.S. Accordingly, issuers of securities in China are not subject to the same degree of regulation as those in the U.S. with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, and difficulties in the settlement and recording of transactions and interpretation and application of the relevant regulations. Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that a Fund may not be recognized as the owner of securities that are held on behalf of the Fund.

A Fund’s investments in emerging markets may also include investments in U.S.- or Hong Kong-listed issuers that have entered into contractual relationships with a China-based business and/or individuals/entities affiliated with the China-based business through a structure known as a variable interest entity (“VIE”). Instead of directly owning the equity interests in the Chinese company, the listed company has contractual arrangements with the Chinese company, which are expected to provide the listed company with exposure to the China-based company. These arrangements are often used because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China. By entering into contracts with the listed company that sells shares to U.S. investors, the China-based companies and/or related individuals/entities indirectly raise capital from U.S. investors without distributing ownership of the China-based companies to U.S. investors. Although VIEs are a longstanding industry practice, to the Investment Adviser’s knowledge, the Chinese government has never approved VIE structures. Recently, the government of China provided new guidance to and placed restrictions on China-based companies raising capital offshore, including through VIE structures. There is a risk that the Chinese government may cease to tolerate VIEs at any time, and any guidance or further rulemaking prohibiting or restricting these structures by the Chinese government, generally or with respect to specific industries, would likely cause impacted VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses.
Even though the listed company does not own any equity in the China-based company, the listed company expects to exercise power over and obtain economic rights from the China-based company based on the contractual arrangements. All or most of the value of an investment in these companies depends on the enforceability of the contracts between the listed company and the China-based VIE. Risks associated with such investments include the risk that the Chinese government could determine at any time and without notice that the underlying contractual arrangements on which control of the VIE is based violate Chinese law, which may result in a significant loss in the value of an investment in a listed company that uses a VIE structure; that a breach of the contractual agreements between the listed company and the China-based VIE (or its officers, directors, or Chinese equity owners) will likely be subject to Chinese law and jurisdiction, which raises questions about whether and how the listed company or its investors could seek recourse in the event of an adverse ruling as to its contractual rights; and that investments in the listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIE and the stockholders of the listed company, which may adversely impact the value of investments of the listed company.
The contractual arrangements permit the listed issuer to include the financial results of the China-based VIE as a consolidated subsidiary. The listed company often is organized in a jurisdiction other than the United States or China (e.g., the Cayman Islands), which likely will not have the same disclosure, reporting, and governance requirements as the United States. As with other Chinese companies with securities listed on U.S. exchanges, U.S.-listed VIEs and ADRs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of the Funds to transact in such securities and may increase the cost of the Funds if required to seek other markets in which to transact in such securities.
A Fund may be exposed to securities listed on the Small and Medium Enterprise (SME) board and the ChiNext market of the Shenzhen Stock Exchange. Listed companies on the SME board and/or the ChiNext market are usually of an emerging nature with smaller operating scale. They are subject to higher fluctuation in stock prices and liquidity and have higher risks and turnover ratios than companies listed on the main board of the Shenzhen Stock Exchange. Securities listed on the SME board and/or ChlNext may be overvalued and such exceptionally high valuation may not be sustainable. Stock prices may be more susceptible to manipulation due to fewer circulating shares. It may be more common and faster for companies listed on the SME board and/or ChiNext to delist. This may have an adverse impact on a Fund if the companies that they invest in are delisted. Also, the rules and regulations regarding companies listed on ChlNext market are less stringent in terms of profitability and share capital than those on the main board and SME board. Investments in the SME board and/or ChlNext market may result in significant losses for a Fund and its investors.
The Funds may experience challenges liquidating positions in Russian securities that have been removed from its Underlying Index and/or sampling the Underlying Index to continue to seek the Funds' respective investment goal. Such circumstances may lead to increased tracking error between the Fund's performance and the performance of its respective Underlying Index.
EQUITY SWAPS, TOTAL RATE OF RETURN SWAPS, CURRENCY SWAPS AND INTEREST RATE SWAPS. Each of the Funds may invest up to 20% of its total assets in swap agreements if NTI believes that it will help the Fund track its Underlying Index. Swap agreements may be structured in different ways.
To the extent consistent with its investment policies, objectives and strategies, each of the Funds may enter into equity swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to an equity swap agreement will typically be a bank, investment banking firm or broker/dealer. Equity swap agreements may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap agreement would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to a Fund on any equity swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap agreement had been invested in different stocks (or indexes of stocks).
To the extent consistent with its investment policies, objectives and strategies, each Fund may enter into total rate of return swaps, which are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. To the extent consistent with their investment policies, objectives and strategies, the Funds also may enter into currency swaps, which involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies. Currency swaps involve the exchange of rights of a Fund and another party to make or receive payments in specific currencies.
To the extent consistent with their investment policies, objectives and strategies, the Funds may enter into interest rate swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.
Some swap transactions, such as interest rate and total return swaps, are entered into on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund will enter into equity swaps only on a net basis. Payments may be made at the conclusion of the swap agreement or periodically during its term. These swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to any swap entered into on a net basis defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, other transactions may involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. Provisions in the Dodd-Frank Act include capital and margin requirements and the mandatory use of clearinghouse mechanisms for many over-the-counter derivatives transactions. These instruments may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” below for additional information).
A Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P Global Ratings (“S&P”), or Fitch Ratings (“Fitch”); or A or Prime-1 or better by Moody’s Ratings (“Moody’s”), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”) or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to a swap transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. These contractual remedies, however, may be subject to bankruptcy and insolvency laws that may affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it is contractually entitled to receive). The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.
The use of equity, total rate of return, currency and interest rate swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and/or currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. For a description of Commodity Futures Trading Commission (“CFTC”) regulations affecting swap transactions and certain other derivatives, see “Futures Contracts and Related Options” below.
FIXED INCOME SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may invest in fixed income securities. Fixed income securities, including corporate debt obligations, generally expose a Fund to the following types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in a Fund’s income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a Fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or “called” prior to maturity, requiring a Fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security’s duration and reducing the value of the security).
In periods of declining interest rates, the yield (income from a fixed income security held by a Fund over a stated period of time) of a fixed income security may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a fixed income security may tend to be lower than prevailing market rates. In addition, when interest rates are falling, the inflow of net new money to a Fund will likely be invested in portfolio instruments producing lower yields than the balance of a Fund’s portfolio, thereby reducing the yield of a Fund. In periods of rising interest rates, the opposite can be true. The NAV of a Fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund’s portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.
Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.
Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.
FOREIGN CURRENCY TRANSACTIONS. To the extent consistent with their investment policies, objectives and strategies, the Funds may enter into forward foreign currency exchange contracts to facilitate local settlements or to protect against currency exposure in connection with their distributions to shareholders. The Funds, however, do not expect to engage in currency transactions for purposes of hedging against declines in the value of a Fund’s assets that are denominated in a foreign currency.
None of the Funds expect to engage in currency transactions for speculative purposes.
Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities, but rather allow a Fund to establish a rate of exchange for a future point in time.
When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.
Each Fund may use non-deliverable forward foreign currency exchange contracts (“NDFs”) to execute its hedging transactions. NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time of settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods ranging from one month to up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.
Foreign currency forward exchange contracts and NDFs are subject to regulation under The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Physically-settled forwards between eligible contract participants, such as the Funds, are generally subject to lighter regulation in the U.S. than NDFs and cash-settled foreign currency forward contracts. Under the Dodd-Frank Act, NDFs are regulated as swaps and are subject to rules requiring central clearing and mandatory trading on an exchange or facility that is regulated by the CFTC. NDFs traded in the over-the-counter market are subject to margin requirements, and initial margining requirements. These instruments may be subject to additional regulation as qualified financial contracts (see "Qualified Financial Contracts" below for additional information).
With respect to any forward foreign currency exchange contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. A Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.
Foreign currency transactions involve a significant degree of risk and the markets in which foreign currency transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign currency trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in non-U.S. currency. If NTI utilizes foreign currency transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign currency transactions may not serve their intended purpose of improving the correlation of a Fund’s return with the performance of its Underlying Index and may lower the Fund’s return. A Fund could experience losses if the value of its currency forwards, options or futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, a Fund could incur transaction costs, including trading commissions, in connection with certain non-U.S. currency transactions.
FOREIGN INVESTMENTS. To the extent consistent with their investment objectives and strategies, the Funds may invest in foreign equity securities and U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies, instrumentalities or sponsored enterprises, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations (such as the International Bank for Reconstruction and Development (also known as the World Bank)) designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. To the extent consistent with their investment objectives and strategies, the Funds may invest in U.S. registered U.S. dollar dominated bonds of non-U.S. corporate issuers and U.S. dollar denominated bonds of non-U.S. corporate issuers offered pursuant to Rule 144A under the Securities Act, with or without registration rights.
Investment in foreign securities involves special risks. These include market risk, interest rate risk, market trading risk and currency risk. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund to the extent that it invests in foreign securities. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes.
There are other risks and costs involved in investing in foreign securities, which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political, financial, social and economic developments in foreign countries (including, for example, military confrontations, war and terrorism), the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or freezes on the convertibility of currency, trade restrictions (including tariffs) or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the

U.S. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.
The energy, materials and agriculture sectors may account for a large portion of a foreign country’s exports. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on a country’s economy. Commodity prices may be influenced or characterized by unpredictable factors, including where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, pestilence, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by a Fund that are dependent on a single commodity, or are concentrated in a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.
European countries can be affected by the significant fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.
In June of 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound and heightened risk of continued worldwide economic volatility. Pursuant to Article 50 of the Treaty of Lisbon, the UK gave notice in March 2017 of its withdrawal from the EU and commenced negotiations on the terms of withdrawal. Following years of negotiation and multiple deadline extensions, the UK withdrew from the EU on January 31, 2020. On May 1, 2021 the UK and EU entered into the EU-UK Trade and Cooperation Agreement, which governs certain aspects of their relationship.
The effects of this withdrawal will depend, in part, on trade and finance agreements the UK negotiates to retain access to EU markets. The UK’s exit from the EU may cause significant market volatility and illiquidity, currency fluctuations, deterioration in economic activity, legal uncertainty, a decrease in business confidence, and increased likelihood of a recession in the UK. This may increase redemptions from Funds that hold impacted securities or cause the value of a Fund’s securities that are economically tied to the UK or EU to decline. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the price of other securities rise or remain unchanged. There is significant uncertainty regarding Brexit’s ramifications and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by those actions. Other countries may seek to withdraw from the EU and/or abandon the Euro, the common currency of the EU, which could exacerbate market and currency volatility and negatively impact a Fund’s investments in securities issued by companies located in EU countries. Other economic challenges facing Europe include high levels of public debt, significant rates of unemployment, aging populations, mass migrations from the Middle East and Africa and heavy regulation in certain economic sectors. European governments have taken unprecedented steps to respond to the economic crises and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect a Fund’s investments.
Ukraine has experienced an ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur throughout Europe. Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas and this conflict has escalated into a greater regional conflict. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by

European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
Each Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts or other instruments, any net currency positions of a Fund may expose it to risks independent of its securities positions. Although the net long and short foreign currency exposure of a Fund will not exceed its total asset value, to the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.
Dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes” on page 106.
Investors should understand that the expense ratio of a Fund that invests primarily in foreign securities can be expected to be higher than those Funds investing primarily in domestic securities. The costs attributable to investing abroad usually are higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.
A Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies appointed by a Fund’s custodian, as permitted under the 1940 Act (“foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the United States. Some foreign sub-custodians may be recently organized or new to the foreign custody business. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to a Fund. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a foreign sub-custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. Under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that a Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to deliver payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, possible liability to the purchaser. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.

Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent a Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country.
FUTURES CONTRACTS. To the extent consistent with their investment objectives and strategies, each Fund may invest up to 20% of its assets in U.S. and foreign futures contracts if NTI believes that it will help the Fund track its Underlying Index. These futures contracts will be used to simulate full investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each of the Funds will only enter into futures contracts that are traded on a U.S. or foreign exchange, as applicable. No Fund will use futures for speculative purposes.
The Funds will engage in transactions in futures contracts only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (the “Code”), for maintaining their qualifications as regulated investment companies for federal income tax purposes.
There are several risks in connection with the use of futures by the Funds, even for futures that are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser.
In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.
In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.
Successful use of futures by Funds is also subject to the Investment Adviser’s ability to predict correctly movements in the direction of the market. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.
Participation in foreign futures transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures transaction occurs. For these reasons, persons who trade foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, a Fund’s investments in foreign futures transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures contract may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.
Provisions in the Dodd-Frank Act include capital and margin requirements and the mandatory use of clearinghouse mechanisms for many over-the-counter derivatives transactions. These instruments may be subject to additional regulation as qualified financial contracts (see "Qualified Financial Contracts" below for additional information).
COMMODITY EXCHANGE ACT REGULATION AND EXCLUSIONS. The Investment Adviser, with respect to each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, and, therefore, is not subject to registration or regulations as a CPO with respect to the Funds under the Commodity Exchange Act. As a result, each Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).
Under this exclusion, each Fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.
ILLIQUID OR RESTRICTED INVESTMENTS. Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) and to the extent consistent with its investment policies, each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment, as defined in the Liquidity Rule, is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. In the event that a subsequent change in net assets or other circumstances cause a Fund to exceed this limitation, the Fund will take steps to bring the aggregate value of liquid investments within the limitations as soon as reasonably practicable. Each Fund may purchase securities that are not registered under the Securities Act, including restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act (“Rule 144A Securities”). The Investment Adviser will consider whether restricted securities are liquid or illiquid, taking into account relevant market trading and investment-specific considerations consistent with applicable SEC guidance. Investing in Rule 144A Securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities. Under guidelines approved by the Board, the Investment Adviser monitors the liquidity of such securities and may consider a number of factors set forth in the guidelines to determine whether an adequate trading market exists. If an adequate trading market does not exist, the securities will be considered to be illiquid. The Trust has implemented a liquidity risk management program (“Liquidity Program”) and related procedures to identify illiquid investments pursuant to the Rule 22e-4 and the Board has approved the designation of the Investment Adviser to administer the Trust’s Liquidity Program and related procedures.
INFLATION-INDEXED SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may invest in U.S. Treasury Inflation-Protected Securities (“TIPS”).
Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income. Inflation-indexed Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds. The Northern Trust iBoxx® 3-Year Target Duration TIPS ETF and Northern Trust iBoxx® 5-Year Target Duration TIPS ETF, however, which invest most of their assets in TIPS, generally distribute income on a monthly basis. Investors in these Funds will receive dividends that represent both the interest payments and the principal adjustments of the inflation-indexed securities held in the Funds.
INVESTMENT COMPANIES. Each Fund may invest in securities of other investment companies, including other ETFs, to the extent permitted by law, regulation, exemptive order or SEC staff guidance. Investments by a Fund or an Underlying Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by an

SEC exemptive order or rule that permits them to invest in certain other investment companies, including ETFs, beyond the limits contained in the 1940 Act, subject to certain terms and conditions. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that: (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act; and (ii) undertakes to comply with all the other provisions of Rule 2a-7.
To the extent consistent with its investment policies, each Fund may invest in the other ETFs managed by NTI. To the extent that a Fund invests in other ETFs managed by NTI, it will be subject to the risks associated with investing in such funds. Certain ETFs may be new funds with limited operating histories and/or may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. Certain investment companies whose securities are purchased by the Funds may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid. If required by the 1940 Act or the rules thereunder, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.
A Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust. Rule 12d1-4 under the 1940 Act allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12 of the 1940 Act without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. Rule 12d1-4 also is designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent a Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds. In addition to Rule 12d1-4, the 1940 Act and related rules provide certain other exemptions from these restrictions. If required by the 1940 Act or the rules thereunder, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.
In addition to the fees and expenses that a Fund directly bears, the Fund indirectly bears the fees and expenses of any investment company in which it invests, including affiliated funds. By investing in another investment company, a Fund will be exposed to the investment risks of the investment company in direct proportion to such investment. The investment company may not achieve its investment objective.
MONEY MARKET FUND INVESTMENTS. The Funds may invest in shares of money market funds. A Fund could lose money invested in a money market fund. An investment in a money market fund is not a bank account and is not insured or guaranteed by the fund sponsor, FDIC or any other government agency. A money market fund’s sponsor is not required to reimburse the money market fund for losses.
Certain money market funds in which the Funds may invest calculate their NAV per share to the fourth decimal place (e.g., $1.0000) reflecting market-based values of the money market fund’s holdings. Because the share price of these money market funds will fluctuate, when a Fund sells its shares they may be worth more or less than what the Fund originally paid for them. These money market funds may impose a “liquidity fee” upon the redemption of their shares and generally must impose a fee when net sales of the fund's shares exceed certain levels. These measures may result in an investment loss or prohibit a Fund from redeeming shares when the Investment Adviser would otherwise redeem shares. If a liquidity fee is imposed, an investing Fund may have to sell other investments at less than opportune times to raise cash to meet shareholder redemptions or for other purposes.
Funds may also invest in money market funds that operate as “government money market funds” under Rule 2a-7. Government money market funds may seek to maintain a stable price of $1.00 per share and are generally not subject to requirements related to liquidity fees. However, government money market funds typically offer lower yields than other money market funds with fluctuating share prices. Government money market funds face a risk that the money market fund will not be able to maintain a NAV per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the government money market fund, especially at a time when the fund needs to sell securities to meet shareholder redemption requests, could cause the value of the government money market shares to decrease to a price less than $1.00 per share.
A Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent a Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds. The SEC adopted changes to the rules that govern SEC registered money market funds in July 2023 that impact the manner in which money market funds are operated. These changes may affect the investment strategies, performance, yield, operating expenses and continued viability of money market funds in which the Funds invest.
LOAN PARTICIPATIONS. To the extent consistent with their investment objectives and strategies, the Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, often banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.
Participation interests acquired by the Funds that invest in loan participations may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Funds act as co-lenders in connection with a participation interest or when the Funds acquire certain participation interests, the Funds will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Funds lack direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Funds may be subject to delays, expenses and risks that are greater than those that would have been involved if the Funds had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the Funds may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Funds also may be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the Funds normally will be regarded as illiquid.
LOW OR NEGATIVE INTEREST RATES. In a low or negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a negatively-yielding debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Cash positions may also subject a Fund to increased counterparty risk to the Fund’s bank. In the past, certain European countries and Japan have pursued negative interest rate policies. If negative interest rates become more prevalent in the market and/or if low or negative interest rates persist for a sustained period of time, some investors may seek to reallocate assets to other income-producing assets, such as investment-grade and higher-yield debt instruments, or equity investments that pay a dividend, absent other market risks that may make such alternative investments unattractive. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield over time, thus reducing the value of such alternative investments. In addition, a move to higher yielding investments may cause investors to seek fixed-income investments with longer maturities and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit a Fund’s ability to locate fixed income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets, may expose fixed-income and related markets to heightened volatility and potential illiquidity and may increase interest rate risk for a Fund.
MASTER LIMITED PARTNERSHIPS. To the extent consistent with their investment objectives and strategies, the Funds may invest in equity securities of master limited partnerships (“MLPs”) and their affiliates. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a large portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.
MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, LLCs, taxed as partnerships, typically do not pay federal income tax at the entity level, subject to the application of certain partnership audit rules, and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment toward MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.
MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or their satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon the purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.
MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Shareholders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.
MORTGAGE-BACKED PASS-THROUGH SECURITIES. To the extent consistent with their investment policies, objectives and strategies, the Funds may invest in a category of pass-through securities backed by pools of mortgages and issued by Fannie Mae, Freddie Mac, or Ginnie Mae. In the basic mortgage-backed pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities.
An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction.

The Funds may seek to obtain exposure to U.S. agency mortgage-backed pass-through securities, in whole or in part, through the use of TBA transactions. “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage-backed pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in fixed-rate mortgage-backed pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to settlement date. The Funds may use TBA transactions in several ways. For example, the Funds may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA Roll.” In a TBA Roll, the Funds generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage-backed pass-through securities. In addition, the Funds may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage-backed securities stipulated in the TBA agreement. The Funds are not required to use TBA transactions to gain exposure to mortgage pools, and may choose to purchase those interests in any manner believed by the Investment Adviser to be in the best interest of the Funds. A Fund’s use of TBA rolls may cause the Funds to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than other Funds that do not use TBA rolls.
The Funds intend to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, which may include money market funds advised by the Investment Adviser. A Fund will assume its pro rata share of fees and expenses of any money market fund that it may invest in, in addition to each Fund’s own fees and expenses. It is possible that a Fund could lose money by investing in a money market fund. Investments in money market funds have traditionally not and currently are not federally insured.
Default by or bankruptcy of a counterparty to a TBA transaction would expose a Fund to possible losses because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, a Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the Investment Adviser will monitor the creditworthiness of such counterparties. In addition, a Fund may accept assignments of TBA transactions from Authorized Participants from time to time.
In addition, rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements that require a Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to a Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to a Fund and impose added operational complexity.
MORTGAGE DOLLAR ROLLS. To the extent consistent with their investment policies, objectives and strategies, the Funds may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical, securities on a specified future date. A Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Adviser’s ability to correctly predict mortgage prepayments and interest rates. The use of this technique may diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. There is no assurance that mortgage dollar rolls can be successfully employed.
For financial reporting and tax purposes, a Fund proposes to treat mortgage dollar rolls as two separate transactions: one transaction involving the purchase of a security and a separate transaction involving a sale. Each Fund currently does not intend to enter into mortgage dollar rolls that are accounted for as a financing.
Mortgage dollar rolls involve certain risks, including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument that a Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser’s ability to manage a Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls.
NON-DIVERSIFICATION RISK. Non-diversification risk is the risk that a non-diversified fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may comprise a larger percentage of the Underlying Index of such a Fund and, consequently, the Fund’s investment portfolio.
Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of certain Funds and may make it less likely that such Funds will meet their investment objectives.
OPERATIONAL RISK. The Investment Adviser and other Fund Service Providers may experience disruptions or operating errors arising from factors such as processing errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures in systems and technology, including operational risks associated with reliance on third party service providers, could negatively impact the Funds. While Service Providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Funds’ in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Investment Adviser, through its monitoring and oversight of Service Providers, seeks to ensure that Service Providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Investment Adviser or the other Fund Service Providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
OPTIONS. Each Fund may invest up to 20% of its total assets in options. Each Fund may buy put options, buy call options and write covered call and secured put options if NTI believes that it will help the Fund track its Underlying Index. These options may relate to particular securities, foreign and domestic stock indexes, financial instruments (such as futures contracts), foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security, currency or other asset gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying asset at the stated exercise price prior to the expiration of the option, regardless of the market price of the asset. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular asset gives the purchaser the right to sell the asset at the stated exercise price prior to the expiration date of the option, regardless of the market price of the asset. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. Similarly, an option on a futures contract gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.
Options trading is a highly specialized activity, which entails greater than ordinary investment risk. Options on particular assets may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.
The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if a Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is: (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.

All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if a Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is: (i) equal to or higher than the exercise price of the option written; or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.
With respect to yield curve options, a call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option generally is limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.
A Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security or currency. The cost of such a liquidation purchase plus the associated transaction costs may be greater than the premium received from writing the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.
When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.
There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
Transactions by the Funds in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
Special Risks Associated with Options on Currency. An exchange-traded option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of its options. If a Fund, as a call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency), or dispose of the segregated assets, until the option expires or it delivers the underlying currency upon exercise.
The amount of the premiums that a Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.
PARTICIPATION NOTES. To the extent consistent with its investment strategies, a Fund may buy participation notes from a bank or broker-dealer (“issuer”) that entitle the Fund to a return measured by the change in value of an identified underlying security or basket of securities (collectively, the “underlying security”). Participation notes are typically used when a direct investment in the underlying security is restricted due to country-specific regulations.
A Fund is subject to counterparty risk associated with each issuer. Investment in a participation note is not the same as investment in the constituent shares of the company. A participation note represents only an obligation of the issuer to provide a Fund the economic performance equivalent to holding shares of an underlying security. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant underlying security. In other words, shares of the underlying security are not in any way owned by a Fund. However each participation note synthetically replicates the economic benefit of holding shares in the underlying security. Because a participation note is an obligation of the issuer, rather than a direct investment in shares of the underlying security, a Fund may suffer losses potentially equal to the full value of the participation note if the issuer fails to perform its obligations. A Fund attempts to mitigate that risk by purchasing only from issuers which the Investment Adviser deems to be creditworthy.
The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. A fund may, but is not required to, purchase credit protection against the default of the issuer. When the participation note expires or a Fund exercises the participation note and closes its position, that Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs). The price, performance and liquidity of the participation note are all linked directly to the underlying security. A Fund’s ability to redeem or exercise a participation note generally is dependent on the liquidity in the local trading market for the security underlying the participation note.
QUALIFIED FINANCIAL CONTRACTS. Regulations adopted by federal banking regulators under the Dodd-Frank Act, which took effect in 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty's affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund's credit and counterparty risks.
REAL ESTATE INVESTMENT TRUSTS. To the extent consistent with their investment objectives and strategies, the Funds may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Equity REITs may further be categorized by the type of real estate securities they own, such as apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITS (especially mortgage REITs) are also subject to interest rate risks. Investing in REITs also involves risks similar to those associated with investing in small capitalization companies. That is, they may have limited financial resources, may trade less frequently and in a limited volume and may be subject to abrupt or erratic price movements in comparison to larger capitalization companies. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, such as location, these risks may be heightened. In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. The REIT investments of a Fund may not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Also, under current provisions of the Code, distributions attributable to operating income of REITs in which the Funds invest are not eligible for favorable tax treatment as long-term capital gains and will be taxable to you as ordinary income. A Fund, however, may designate such distributions as “section 199A dividends” to the extent of the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income that the Fund receives from a REIT for a taxable year over the Fund’s expenses allocable to such dividends. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for the Fund’s shares and satisfied certain other conditions.
REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, each Fund may agree to purchase portfolio securities from domestic and foreign financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements may be considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement generally will not be more than one year after a Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or sub-custodian (if any), or in the Federal Reserve/Treasury Book-Entry System.
A Fund may permit the seller’s obligation to be novated to the Fixed Income Clearing Corporation (“FICC”) pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC. In such case, the FICC would become a Fund’s counterparty. A Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the sponsoring member, the custodian or a bank acting as agent for the Fund. A Fund would become subject to the FICC’s rules, which may limit the Fund’s rights and remedies (including recourse to collateral) or delay or restrict the rights and remedies, and expose the Fund to the risk of FICC’s insolvency.
The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller or FICC would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable. If a Fund enters into a repurchase agreement involving securities the Funds could not purchase directly, and the counterparty defaults, the Fund may become the holder of securities that it could not purchase. Apart from the risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller or FICC may fail to repurchase the security. If the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), generally, the seller of the securities or FICC will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Repurchase agreements may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” above for additional information). As a result, repurchase agreements with a foreign financial institution may involve higher credit risks than repurchase agreements with domestic financial institutions. Moreover, certain foreign countries may have less developed and less regulated banking systems and auditing, accounting and financial reporting systems than the United States. In addition, repurchase agreements with foreign financial institutions located in emerging markets, or relating to emerging markets, may involve foreign financial institutions or counterparties with lower credit ratings than domestic financial institutions.
Repurchase agreements may be subject to additional regulation as qualified financial contracts (see "Qualified Financial Contracts" above for additional information).
REVERSE REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, each Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements may be considered borrowings under the 1940 Act. The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund. The Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement. The Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement. In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. While reverse repurchase agreements are outstanding, the Funds will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements may be subject to additional regulation as qualified financial contracts (see "Qualified Financial Contracts" above for additional information).
RISKS RELATED TO MEDIUM AND LOWER QUALITY SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may invest in or hold medium and lower quality securities. Fixed-income securities rated Baa3 or BBB- are considered medium quality obligations with speculative characteristics. Fixed-income securities rated below Baa3 or BBB- are considered lower quality and are regarded as having significant speculative characteristics. Investment grade bonds are rated at least Baa3 by Moody’s or BBB- by S&P, the equivalent by another NRSRO or, if unrated, of equal quality in the opinion of the Investment Adviser. Investments in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, also are considered to have speculative characteristics. Lower quality securities are considered predominantly speculative by traditional investment standards. In some cases, these lower quality obligations may be highly speculative and have poor prospects for reaching investment grade standard. While any investment carries some risk, certain risks associated with lower quality securities are different than those for investment-grade securities. The risk of loss through default is greater because lower quality securities usually are unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of the Funds’ NAV per share.
There remains some uncertainty about the performance level of the market for lower quality securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower quality securities (resulting in a greater number of bond defaults) and the value of lower quality securities held in the portfolio of investments.
The economy and interest rates can affect lower quality securities differently than other securities. For example, the prices of lower quality securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher quality investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.
The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities, which react primarily to fluctuations in the general level of interest rates. Lower quality securities are often issued in connection with a corporate reorganization or restructuring or as a part of a merger, acquisition, takeover or similar event. They also are issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and generally are less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse economic developments or business conditions.
A holder’s risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Funds in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Funds of its initial investment and any anticipated income or appreciation will be uncertain. The Funds also may incur additional expenses in seeking recovery on defaulted securities. If an issuer of a security defaults, the Funds may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as the Funds’ NAV. In general, both the prices and yields of lower quality securities will fluctuate.
The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for high yield fixed-income securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and the Funds’ ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for the Funds to obtain precise valuations of the high yield securities in its portfolio.
The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.
In certain circumstances, it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, the Funds’ valuation of a security and the price it is actually able to obtain when it sells the security could differ.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-quality convertible securities held by the Funds, especially in a thinly traded market. Illiquid or restricted securities held by the Funds may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.
RISKS RELATED TO SMALL COMPANY SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may invest in small company securities. Investing in the securities of such companies involves greater risk, portfolio price volatility and cost. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies and may have a greater sensitivity to changing economic conditions. Smaller companies also face a greater risk of business failure. As a result, their performance can be more volatile, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.
The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the NAV of a Fund’s shares will be more volatile than, and may fluctuate independently of, broad stock market indexes such as the S&P 500 Index.
The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices that may result when a Fund purchases thinly traded stock) and the effect of the “bid-ask” spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.
RULE 144A SECURITIES. To the extent consistent with its investment objective and strategies, each Fund may invest in securities offered pursuant to Rule 144A under the Securities Act, which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. A Fund may not be able to sell a restricted security promptly or at a reasonable price. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards a Fund’s 15% limitation on illiquid investments. In addition, transaction costs may be higher for restricted securities than for more liquid securities. A Fund may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.
SECURITIES LENDING. In order to generate additional income, a Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one-third of the value of the Fund’s total assets (including the loan collateral).
Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or certain foreign governments (or any combination thereof). Any cash collateral received by a Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through registered or unregistered money market funds. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in the Prospectus or SAI regarding a Fund’s investments in particular types of securities. The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis.
When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment in borrowed collateral. Additionally, the amount of a Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of the Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”) may be reduced as a result of the Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by the Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend.
A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by the Funds if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. In the event of a default by a borrower with respect to any loan, the securities lending agent will exercise any and all remedies provided under the applicable borrower agreement. These remedies include purchasing replacement securities for the Funds by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If the proceeds from the collateral are less than the purchase cost of the replacement securities, the securities lending agent is responsible for such shortfall, subject to certain limitations that are set forth in detail in the securities lending agency agreement. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss.
Securities lending agreements may be subject to additional regulation as qualified financial contracts (see "Qualified Financial Contracts" above for additional information).
JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the Funds. For such services, JPMorgan receives a percentage of securities lending revenue generated for the Funds.
SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. To the extent consistent with its investment policies, each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by NTI); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits, bank notes and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s, “A-1” by S&P or, if unrated, of comparable quality as determined by NTI; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of NTI, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis.

Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor, per insured bank.
To the extent consistent with their investment objectives and strategies, the Funds may invest in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except that they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.
STRIPPED SECURITIES. To the extent consistent with their investment policies, objectives and strategies, the Funds may purchase stripped securities. The United States Department of the Treasury (the “Treasury Department”) has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” The Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.
Other types of stripped securities may be purchased by the Funds, including stripped mortgage-backed securities (“SMBS”). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be recouped fully. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Board if they can be disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund.
STRUCTURED SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may purchase structured securities. These fixed-income instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in these securities may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher rates of return and present greater risks than unsubordinated structured products.
Each Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. These securities generally are exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying security or reference asset. Structured securities may also be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.
TRACKING VARIANCE. As discussed in the Prospectus, the Funds are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by a Fund and the resulting transaction costs, which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform a Fund’s holdings to its investment objective. Tracking variance also may occur due to factors such as the size of a Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund’s Underlying Index or the manner in which the index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Fund. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of a Fund is not comparable to the performance of its Underlying Index, the Board will evaluate the reasons for the deviation and the availability of corrective measures.
Market disruptions and regulatory restrictions could have an adverse effect on a Fund's ability to adjust its exposure to the required levels in order to track its Underlying Index. During periods of market disruption or other abnormal market conditions, a Fund's exposure to the risks described elsewhere in the Prospectus will likely increase. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on a Fund's ability to adjust its exposure to the required levels in order to track the Underlying Index or cause delays in the index's rebalancing or rebalancing schedule. During any such delay, it is possible that an Underlying Index and, in turn, a Fund, will deviate from the index stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
TRUST PREFERRED SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Funds, to sell their holdings. In identifying the risks of the trust preferred securities, the Investment Adviser will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as the Funds.
U.S. GOVERNMENT OBLIGATIONS. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations generally are considered illiquid.
Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by Ginnie Mae or Fannie Mae, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment.
Examples of other types of U.S. government obligations that may be acquired by each of the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, the Federal National Mortgage Association, the Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and the Maritime Administration.
Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.
VARIABLE AND FLOATING RATE INSTRUMENTS. To the extent consistent with their investment objectives and strategies, the Funds may invest in variable and floating rate instruments. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments (“inverse floaters”). The Northern Trust High Yield Value-Scored Bond ETF does not intend to invest in inverse floaters. With respect to the variable and floating rate instruments that may be acquired by the Funds, the Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets a Fund’s quality requirements, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.
A Fund will invest in variable and floating rate instruments only when the Investment Adviser deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of the purchase to rated instruments that may be purchased by a Fund. In determining weighted average portfolio maturity, an instrument may, subject to the SEC’s regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Variable and floating rate instruments eligible for purchase by the Funds include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.
Variable and floating rate instruments also include leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Funds.

Variable and floating rate instruments including inverse floaters held by a Fund will be subject to the Fund’s limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when a Fund is not entitled to exercise its demand rights. As a result, the Funds could suffer a loss with respect to these instruments.
WARRANTS. To the extent consistent with their investment policies, objectives and strategies, the Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.
YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which certain Funds may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, DBRS Morningstar® Ratings Limited, Moody’s and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this SAI.
Subject to the limitations stated in the Prospectus, if a security held by a Fund undergoes a rating revision, the Fund may continue to hold the security if the Investment Adviser determines such retention is warranted.
ZERO COUPON AND CAPITAL APPRECIATION BONDS AND PAY-IN-KIND SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.
PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.
Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.
THE INDEXES
Northern Trust Quality Low Volatility IndexSM
Eligible Securities

In order to be eligible for inclusion in the Northern Trust Quality Low Volatility Index, a security must be a constituent of the Northern Trust 1250 Index.
In addition, securities ranking in the lowest quintile of quality based on Northern Trust’s proprietary scoring model are ineligible for inclusion in the Northern Trust Quality Low Volatility Index.
Rebalancing and Reconstitution
The Northern Trust Quality Low Volatility Index is reconstituted quarterly and adjusted intra-period only in connection with errors, securities’ eligibility, exchange connectivity, float changes and corporate actions, including, but not limited to, initial public offerings and spin-offs.
The Northern Trust Quality Low Volatility Index is reconstituted in February, May, August, and November on the last business day of the month in which the U.S. equity markets are open for a full day of trading, and becomes effective immediately after the close. The Northern Trust Quality Low Volatility Index reserves the right to postpone each reconstitution date for up to one week with prior client notification of such a postponement.
All changes to constituents and weightings will be announced to clients at least two (2) days prior to reconstitution or rebalancing and with definitive weights after the close of the reconstitution or rebalancing date before the following day’s market opening.
Northern Trust Developed Markets ex-US Quality Low Volatility IndexSM
Eligible Securities
In order to be eligible for inclusion in the Northern Trust Developed Markets ex-US Quality Low Volatility Index, a security must be a constituent of the Northern Trust Global Index, be domiciled in a developed market country excluding the United States (see list below), and also designated as a Large/Mid cap company per Northern Trust’s market capitalization classification.
Developed Market Countries:
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom.
In addition to the criteria above, securities ranking in the lowest quintile of quality based on Northern Trust’s proprietary scoring model are ineligible for inclusion in the Northern Trust Developed Markets ex-US Quality Low Volatility Index.
Rebalancing and Reconstitution
The Northern Trust Developed Market ex-US Quality Low Volatility Index is reconstituted quarterly and adjusted intra-period only in connection with errors, securities’ eligibility, exchange connectivity, float changes and corporate actions, including, but not limited to, initial public offerings and spin-offs.
The Northern Trust Developed Markets ex-US Quality Low Volatility Index is reconstituted in February, May, August, and November on the last business day of the month in which the U.S. equity markets are open for a full day of trading, and becomes effective immediately after the close. The Northern Trust Developed Markets ex US Quality Low Volatility Index reserves the right to postpone each reconstitution date for up to one week with prior client notification of such a postponement.
All changes to constituents and weightings will be announced to clients at least two (2) days prior to reconstitution or rebalancing and with definitive weights after the close of the reconstitution or rebalancing date before the following day’s market opening.
Northern Trust Emerging Markets Quality Low Volatility IndexSM
Eligible Securities
In order to be eligible for inclusion in the Northern Trust Emerging Markets Quality Low Volatility Index, a security must be a constituent of the Northern Trust Global Index, be domiciled in an emerging market country (see list below) and also designated as a Large/Mid cap company per Northern Trust’s market capitalization classification.
Emerging Market Countries:
Brazil, Chile, China, Columbia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. With regards to China, only shares of companies incorporated in mainland China that are listed on the Hong Kong Exchange or trading globally as a depositary receipt, are eligible for inclusion. In addition to this criteria, the depository receipts are screened further to insure that each company is only represented once within the Northern Trust Emerging Markets Quality Low Volatility Index – through the ordinary share listing in Hong Kong, or the depository receipt listing.

In addition, securities ranking in the lowest quintile of quality based on Northern Trust’s proprietary scoring model are ineligible for inclusion in the Northern Trust Emerging Markets Quality Low Volatility Index and are removed prior to optimization.
Rebalancing and Reconstitution
The Northern Trust Emerging Market Quality Low Volatility Index is reconstituted quarterly and adjusted intra-period only in connection with errors, securities’ eligibility, exchange connectivity, float changes and corporate actions, including, but not limited to, initial public offerings and spin-offs.
The Northern Trust Emerging Markets Quality Low Volatility Index is reconstituted in February, May, August, and November on the last business day of the month in which the U.S. equity markets are open for a full day of trading, and becomes effective immediately after the close.
The Northern Trust Emerging Markets Quality Low Volatility Index reserves the right to postpone each reconstitution date for up to one week with prior client notification of such a postponement.
All changes to constituents and weightings will be announced to clients at least two (2) days prior to reconstitution or rebalancing and with definitive weights after the close of the reconstitution or rebalancing date before the following day’s market opening.
Morningstar Factor Tilt Indexes
The Morningstar Factor Tilt Indexes include three indexes: Morningstar® US Market Factor Tilt IndexSM, Morningstar® Developed Markets ex-US Factor Tilt IndexSM, and Morningstar® Emerging Markets Factor Tilt IndexSM.
Eligible Securities
Constituents of the Morningstar® US Market Factor Tilt Index are derived from the Morningstar® US Market Extended Index (the "Parent Index"). For purposes of the Parent Index, to be considered part of the investable universe, securities must (1) be a common stock, REIT, or tracking stock, (2) trade on one of the three major U.S exchanges (the NYSE, Nasdaq, or the NYSE Market LLC) and be classified in the U.S., (3) and must have sufficient liquidity.
Securities for the Morningstar Developed Markets ex-US Factor Tilt Index are derived from the Morningstar Developed Markets ex-US Index, while securities in the Morningstar Emerging Markets Factor Tilt Index are derived from the Morningstar Emerging Markets Index.
For the Morningstar Developed Markets ex-US Factor Tilt and Emerging Markets Factor Tilt Indexes, to qualify for inclusion in the Developed Markets ex-U.S. or Emerging Markets segments, a security must be classified as an eligible security type, have sufficient liquidity, and trade on an eligible global exchange.
Developed Countries:
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
Emerging Countries:
Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, Philippines, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. Securities will be classified to China if the company is incorporated in the People’s Republic of China, or PRC, and listed on the Shanghai or Shenzhen stock exchanges as B shares or listed on the Hong Kong stock exchange as H shares, or listed on the Shenzhen or Shanghai Stock exchanges as A shares. Additionally, securities will be classified to China if the company is incorporated outside the PRC but has a listing in the U.S., Singapore or Hong Kong, if it meets additional criteria.
Rebalancing and Reconstitution
The Morningstar Factor Tilt Indexes are reconstituted semiannually and implemented after the close of business on the third Friday of June and December and is effective the following Monday. The market data used for reconstitution is as of the last trading day of April and October.
The Morningstar Factor Tilt Indexes are rebalanced quarterly and implemented after the close of business on the third Friday of March, June, September and December and are effective the following Monday. The market data used for rebalance is as of the last trading day of February, May, August and November.

Northern Trust Quality Large Cap IndexSM
Eligible Securities
In order to be eligible for inclusion in the Northern Trust Quality Large Cap Index, a security must be a top 600 corporation, as measured by largest float adjusted market capitalization, within the Northern Trust 1250 Index at the time of the annual reconstitution in August.
Rebalancing and Reconstitution
The Northern Trust Quality Large Cap Index is reconstituted quarterly (i.e., in February, May, August, and November) and adjusted intra-period only in connection with errors, securities’ eligibility, exchange connectivity, float changes and corporate actions, including, but not limited to, initial public offerings and spin-offs.
The reconstitution of the Northern Trust Quality Large Cap Index occurs quarterly on the last business day of the month on which the U.S. equity markets are open for a full day of trading and becomes effective immediately after the close on such day. The Northern Trust Quality Large Cap Index reserves the right to postpone each reconstitution date for up to one week with prior public notice of such a postponement.
All changes to constituents and weightings will be announced to the public at least two (2) days prior to reconstitution or rebalancing and with definitive weights after the close of the reconstitution or rebalancing date and before the following day’s market opening.
STOXX ESG Select KPIs Indexes
Eligible Securities
The STOXX ESG Select KPIs Indexes include two indexes: STOXX Global ESG Select KPIs Index and STOXX USA ESG Select KPIs Index. The universes for the STOXX Global ESG Select KPIs Index and the STOXX USA ESG Select KPIs Index are the STOXX Global 1800 Index and the US companies in the STOXX Global 1800 Index, respectively. All companies that are non-compliant based on Sustainalytics Global Standards Screening (GSS) assessment, are involved in controversial weapons, or are coal mines are excluded from the universes.
Rebalancing and Reconstitution
The STOXX ESG Select KPIs Indexes are reviewed on a regular basis. Rebalancing is usually conducted quarterly after the close of every third Friday in March, June, September and December and effective the next trading day. If the implementation day is a non-trading day, then all dates will be preponed by one trading day accordingly. The review effective day remains the next trading day following the implementation day.
Northern Trust ESG & Climate US Large Cap Core IndexSM
Eligible Securities
In order to be eligible for inclusion in the Northern Trust ESG & Climate US Large Cap Core Index, a security must be a constituent of the Northern Trust 600 Index (the “Eligible Universe”).
In addition, at each reconstitution date, securities are excluded from the Northern Trust ESG & Climate US Large Cap Core Index based on ESG screens managed by Northern Trust.
Rebalancing and Reconstitution
The Northern Trust ESG & Climate US Large Cap Core Index is reconstituted quarterly and adjusted intra-period only in connection with errors, securities’ eligibility, exchange connectivity, float changes and corporate actions, including, but not limited to, initial public offerings and spin-offs.
The Northern Trust ESG & Climate US Large Cap Core Index is reconstituted in February, May, August, and November on the last business day of the month in which the U.S. equity markets are open for a full day of trading, and becomes effective immediately after the close. The Northern Trust ESG & Climate US Large Cap Core Index reserves the right to postpone each reconstitution date for up to one week with prior client notification of such a postponement.
All changes to constituents and weightings will be announced to the public at least two (2) days prior to reconstitution or rebalancing and with definitive weights after the close of the reconstitution or rebalancing date before the following day’s market opening.
Northern Trust ESG & Climate Developed Markets ex-US Core IndexSM
Eligible Securities

In order to be eligible for inclusion in the Northern Trust ESG & Climate Developed Markets ex-US Core Index, a security must be a constituent of the Northern Trust Developed Markets ex-US Large Cap Index (the “Eligible Universe”).
In addition, at each reconstitution date, securities are excluded from the Northern Trust ESG & Climate Developed Markets ex-US Core Index based on ESG screens managed by Northern Trust.
Developed Market Countries:
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom.
Rebalancing and Reconstitution
The Northern Trust ESG & Climate Developed Markets ex-US Core Index is reconstituted quarterly and adjusted intra-period only in connection with errors, securities’ eligibility, exchange connectivity, float changes and corporate actions, including, but not limited to, initial public offerings and spin-offs.
The Northern Trust ESG & Climate Developed Markets ex-US Core Index is reconstituted in February, May, August, and November on the last business day of the month in which the U.S. equity markets are open for a full day of trading, and becomes effective immediately after the close.
The Northern Trust ESG & Climate Developed Markets ex-US Core Index reserves the right to postpone each reconstitution date for up to one week with prior client notification of such a postponement.
All changes to constituents and weightings will be announced to the public at least two (2) days prior to reconstitution or rebalancing and with definitive weights after the close of the reconstitution or rebalancing date before the following day’s market opening.
Morningstar® Global Upstream Natural Resources IndexSM
Eligible Securities
The Morningstar Global Upstream Natural Resources Index derives its constituents from the Morningstar Global Market Index, which represents the top 97% of the investable equity market by market capitalization. Companies from the Morningstar Global Market Index that map to any of the Morningstar Global Equity Classification Structure industries associated with the five broad natural resource categories (energy, metals, agriculture, timber, and water) are eligible for index inclusion, subject to minimum size and liquidity thresholds. The Morningstar Global Upstream Natural Resources Index targets 120 stocks, divided up across the five categories. Within each category, priority 1 companies are chosen according to float-adjusted market capitalization, with the largest being selected first. Lower priority companies are only chosen if needed to meet the target security count for that category. Within each category, index constituents are weighted based on their float-adjusted market capitalization. To mitigate concentration, weighting caps are enforced.
Rebalancing and Reconstitution
The Morningstar Global Upstream Natural Resources Index is reconstituted semiannually in June and December and rebalanced quarterly.
STOXX® Global Broad Infrastructure Index
Eligible Securities
The STOXX Global Broad Infrastructure Index is derived from the STOXX Developed and Emerging Markets Total Market (all developed and emerging markets of the STOXX Global Total Market Index). The components are chosen from five infrastructure related synthetic supersectors which in turn, compromise of 17 synthetic sectors and selected by the free-float market capitalization.
Rebalancing and Reconstitution
The STOXX Global Broad Infrastructure Index is reviewed annually in March together with the STOXX Total Market Indexes. The review cut-off date is the last trading day in February.
To prevent companies, supersectors and countries from dominating the portfolio, the STOXX Global Broad Infrastructure Index is subject to a quarterly three-dimensional capping with a maximum weight of 5% on constituent level, 30% on super-sector-level and 40% on country level. The weighting cap factors are published on the second Friday of the quarter, one week prior to quarterly review implementation, and calculated using Thursday’s closing prices.

A deleted stock is not replaced. Stocks deleted from the STOXX Global TMI are deleted from the STOXX Global Broad Infrastructure index.
Northern Trust Global Quality Real Estate IndexSM
Eligible Securities
In order to be eligible for inclusion in the Northern Trust Global Quality Real Estate Index, a security must be a constituent of the Northern Trust Global Real Estate Index. The Northern Trust Global Real Estate Index is designed to provide broad-based exposure to companies operating in the Real Estate sector.
The Northern Trust Global Real Estate Index is a subset of the Northern Trust Global Index, which is designed to track the performance of the global investable equity markets covering approximately 97.5% of world’s float adjusted market capitalization.
Companies classified as engaging in the following activities, as defined by The Reference Data Business Classification scheme, are excluded from the Underlying Index:
Mortgage REITs: Companies engaged in investment and ownership of property mortgages.
Real Estate Services (Not Elsewhere Classified): Companies engaged in providing real estate brokerage and agency services, real estate appraisal services, consulting services and management services.
Rebalancing and Reconstitution
The Northern Trust Global Quality Real Estate Index is reconstituted quarterly and adjusted intra-period only in connection with errors, securities’ eligibility, exchange connectivity, float changes and corporate actions, including, but not limited to, initial public offerings and spinoffs.
The Northern Trust Global Quality Real Estate Index is reconstituted in February, May, August, and November on the last business day of the month in which the U.S. equity markets are open for trading, and becomes effective immediately after the close. The Northern Trust Global Quality Index reserves the right to postpone each reconstitution date for up to one week with prior public notice of such postponement.
All changes to constituents and weightings will be announced to the public at least two (2) days prior to reconstitution or rebalancing and with definitive weights after the close of the reconstitution or rebalancing date before the following day’s market opening.
Northern Trust Quality Dividend Indexes
The Northern Trust Quality Dividend Indexes include four indexes: Northern Trust Quality Dividend Index, Northern Trust Quality Dividend Defensive Index, Northern Trust International Quality Dividend Index, and Northern Trust International Quality Dividend Dynamic Index.
Eligible Securities
In order to be eligible for inclusion in the Northern Trust Quality Dividend Index and Northern Trust Quality Dividend Defensive Index, a security must be a constituent of the Northern Trust 1250 IndexSM. In order to be eligible for inclusion in the Northern Trust International Quality Dividend Index and Northern Trust International Quality Dividend Dynamic Index, a security must be a constituent of the Northern Trust International Large Cap IndexSM and have an average daily traded value of at least 125,000 USD in the ninety days prior to a reconstitution. The Northern Trust 1250 Index is a float-adjusted market capitalization weighted index comprised of the 1250 largest U.S. domiciled companies by market capitalization. The Northern Trust International Large Cap Index is a float-adjusted market capitalization weighted index comprised of eligible large capitalization securities of developed (excluding the U.S.) or emerging market countries as determined by the index provider, pursuant to its index methodology.
Rebalancing and Reconstitution
The Northern Trust Quality Dividend Indexes are reconstituted quarterly in February, May, August, and November and adjusted intra-period only in connection with errors, securities’ eligibility, exchange connectivity, float changes, and corporate actions, including, but not limited to, initial public offerings and spin-offs.
The quarterly reconstitution of the Northern Trust Quality Dividend Indexes occurs on the last business day of the month in which the U.S. equity markets are open for a full day of trading, and becomes effective immediately after the close. The Northern Trust Quality Dividend Indexes reserve the right to postpone the quarterly reconstitution date for up to one week with prior client notification of such postponement.
All changes to constituents and weightings will be announced to clients at least two (2) days prior to reconstitution or rebalancing, and with definitive weights after the close of the reconstitution or rebalancing date before the following day’s market opening.

Markit iBoxx® Target Duration TIPS Indexes
The iBoxx® Target Duration TIPS Indexes include two indexes: iBoxx® 3-Year Target Duration TIPS Index and iBoxx® 5-Year Target Duration TIPS Index. The iBoxx® Target Duration TIPS Indexes measure the performance of the Treasury Inflation Protected Securities (TIPS) market with a specific target duration.
Eligible Securities
The following selection criteria are applied to select the bonds for the iBoxx® Target Duration TIPS indexes:
•Bond type – Fixed coupon TIPS are eligible for the index. In instances where a new bond type is not specifically excluded or included according to the published index rules, S&P DJI will analyze the features of such securities in line with certain principles and publish any decision as to eligibility or ineligibility of a new bond type.
•Time to maturity – For the iBoxx® 3-Year Target Duration TIPS Index, all bonds must have a minimum remaining time to maturity of at least or equal to one year and less than 10 years as of the rebalancing day. For the iBoxx® 5-Year Target Duration TIPS Index, all bonds must have a minimum remaining time to maturity of at least or equal to three years and less than 20 years as of the rebalancing day.
•Issue amount outstanding - The real amount outstanding of a bond must be greater than or equal to USD 2 billion three business days prior to month-end (“Bond Selection Date”).
•First Settlement date - Only bonds with a first settlement date on or before the rebalancing day are eligible for the iBoxx® Target Duration TIPS Indexes. For bonds settling after the Bond Selection Date but before the rebalancing date a price of 100 will be used as index prices while the determining the membership.
Rebalancing and Reconstitution
The iBoxx® Target Duration TIPS Indexes are rebalanced monthly on the last calendar day of the month. The membership for the iBoxx® Target Duration TIPS Indexes is determined using information available at the close on the Bond Selection Date. The final weights are determined on the rebalancing day and three business days before month-end. Ten business day before month-end S&P DJI will publish a forward looking composition based on the information available at that time.
The ICE® BofA® Constrained Duration US Mortgage Backed Securities Index
Eligible Securities
The ICE® BofA® Constrained Duration US Mortgage Backed Securities Index tracks the performance of US dollar denominated 30-year, 20-year and 15-year fixed rate residential mortgage pass-through securities publicly issued by US agencies Fannie Mae, Freddie Mac and Ginnie Mae in the US domestic market. Fixed rate mortgage pools are included in the ICE® BofA® Constrained Duration US Mortgage Backed Securities Index provided they have at least one year remaining term to final maturity and a minimum amount outstanding of at least $5 billion per generic coupon. In addition, individual production years within a generic coupon must have at least $1 billion outstanding face value to enter the ICE® BofA® Constrained Duration US Mortgage Backed Securities Index and at least $250 million outstanding face value to remain in the ICE® BofA® Constrained Duration US Mortgage Backed Securities Index. Pools issued by both Freddie Mac and Fannie Mae are combined for purposes of creating generic cohorts for all 55-day delay securities. For legacy Freddie Mac Gold pools (45-day delay) that are directly exchangeable for 55-day delay mirror pools, the mirror securities are used assuming a full exchange. Legacy Freddie Mac Gold pools not directly exchangeable (i.e., 45-day delay Gold pools which do not have mirror 55-day delay pools), are represented by separate generic cohorts. Pools comprised of other pools (e.g., Megas, Giants, Supers and Platinum) are excluded from the ICE® BofA® Constrained Duration US Mortgage Backed Securities Index. Balloon, mobile home, graduated payment and quarter coupon fixed rate mortgages are excluded from the ICE® BofA® Constrained Duration US Mortgage Backed Securities Index, as are all collateralized mortgage obligations.
Rebalancing and Reconstitution
The ICE® BofA® Constrained Duration US Mortgage Backed Securities Index is rebalanced on the last calendar day of each month. On the rebalancing day the total proceeds available to invest is calculated based on: (i) coupon payments, (ii) scheduled and unscheduled principal repayments, and (iii) securities that are removed because they have less than $250 million remaining outstanding principal.
The ICE® BofA® Constrained Duration US Mortgage Backed Securities Index are trademarks of ICE Data Indices, LLC or its affiliates (“ICE”) or are being used with permission and have been licensed, along with the The ICE® BofA® Constrained Duration US Mortgage Backed Securities Index (“Index”) for use by NTI in connection with the Northern Trust Disciplined Duration MBS ETF (the “Fund”). Neither the Fund, NTI, nor the Trust are sponsored, endorsed, sold or promoted by ICE. ICE does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the Fund or the advisability of investing in the Fund, particularly the ability of the Index to track performance of any market or strat egy. ICE’s only relationship to NTI (“Licensee”) is the licensing of certain trademarks and trade names and the Index or components thereof. The Index is determined, composed and calculated by ICE and ICE is the administrator of the Index. ICE has no obligation to take the needs of the Licensee or the holders of the Fund into consideration in determining, composing or calculating the Index. ICE is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. ICE has no obligation or liability in connection with the administration, marketing, or trading of the Fund.
ICE AND ITS THIRD-PARTY SUPPLIERS DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND ICE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, UNAVAILABILITY, OR INTERRUPTIONS THEREIN. ICE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, HOLDERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. ICE AND ITS THIRD-PARTY SUPPLIERS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ICE AND ITS THIRD-PARTY SUPPLIERS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL, CONSEQUENTIAL DAMAGES, OR LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries.
Northern Trust US Corporate Bond Quality Value IndexSM
Eligible Securities
Each bond must meet the following criteria at each reconstitution in order to be eligible for inclusion in the Northern Trust US Corporate Bond Quality Value Index, 1) Currency: Each security must be issued in United States dollars; 2) Market of Issue: Each security must be publicly issued in the U.S. and SEC registered or eligible for resale under Rule 144A of the Securities Act of 1933; 3) Security Type: Each security must be one of the following types of securities unless otherwise noted below: fixed rate debentures, medium term notes, callable and putable bonds, original issue zero-coupon bonds, 144A securities with registration rights, convertible, warrant-bearing and contingent capital securities, fixed to floating capital securities (hybrids), which convert in a period of one year and up to (but not including) ten years from the reconstitution date, payment-in-kind bonds, step-up coupons and those that change according to a predetermined schedule; 4) Debt Seniority: Each security must be either senior or subordinated debt, but covered bonds are to be excluded; 5) Ratings: Each security must have a minimum credit rating of Baaa3/BBB-/BBB-; 6) Maturity: Each security must have a final maturity of one year and up to (but not including) 10 years at the time of reconstitution; and 7) Size: Each security must have $250 million or more in outstanding principal at the time of each reconstitution. Illiquid securities with no external pricing per ICE are excluded.
Rebalancing and Reconstitution
The Northern Trust US Corporate Bond Quality Value Index is reconstituted monthly on the last business day of the month in which U.S. bond markets are open for trading, and becomes effective immediately after the market close. Intra-period adjustments may be made at the discretion of the index provider in connection with errors, changes in eligibility, and corporate actions. The Northern Trust US Corporate Bond Quality Value Index reserves the right to postpone each reconstitution date for up to one week with prior client notification of such postponement. All changes to constituents and weightings will be announced to clients at least two (2) days prior to the reconstitution or rebalancing date, and again with definitive weights after the close of the reconstitution or rebalancing date, before the following business day’s market open.
Northern Trust US Long Corporate Bond Quality Value IndexSM
Eligible Securities

Each bond must meet the following criteria at each reconstitution in order to be eligible for inclusion in the Northern Trust US Long Corporate Bond Quality Value Index, 1) Currency: Each security must be issued in United States dollars; 2) Market of Issue: Each security must be publicly issued in the U.S. and SEC registered or eligible for resale under Rule 144A of the Securities Act of 1933; 3) Securities Type: Each security must be one of the following types of securities unless otherwise noted below: fixed rate debentures, medium term notes, callable and putable bonds, original issue zero-coupon bonds, 144A securities with registration rights, convertible, warrant-bearing and contingent capital securities, fixed to floating capital securities (hybrids), which convert within 10 years or more of the reconstitution date, payment-in-kind bonds, step-up coupons and those that change according to a predetermined schedule; 4) Debt Seniority: Each security must be either senior or subordinated debt, but covered bonds are to be excluded; 5) Ratings: Each security must have a minimum credit rating of Baaa3/BBB-/BBB-; 6) Maturity: Each security must have a final maturity of ten years or greater at the time of reconstitution; and 7) Size: Each security must have $250 million or more in outstanding principal at the time of each reconstitution. Illiquid securities with no external pricing per ICE are excluded.
Rebalancing and Reconstitutions
The Northern Trust US Long Corporate Bond Quality Value Index is reconstituted monthly on the last business day of the month in which U.S. bond markets are open for trading, and becomes effective immediately after the market close. Intra-period adjustments may be made at the discretion of the index provider in connection with errors, changes in eligibility, and corporate actions. The Northern Trust US Long Corporate Bond Quality Value Index reserves the right to postpone each reconstitution date for up to one week with prior client notification of such a postponement. All changes to constituents and weightings will be announced to clients at least two (2) days prior to the reconstitution or rebalancing date, and again with definitive weights after the close of the reconstitution or rebalancing date, before the following business day’s market open.
Northern Trust High Yield Value-Scored US Corporate Bond IndexSM
Eligible Securities
In order to be eligible for inclusion in the Northern Trust High Yield Value-Scored US Corporate Bond Index (the “Index”), each bond issue must be a constituent of the Northern Trust High Yield US Corporate Bond Index.
Rebalancing and Reconstitution
The Northern Trust High Yield Value-Scored US Corporate Bond Index is reconstituted monthly5 on the last business day of the month in which U.S. bond markets are open for trading6, and becomes effective immediately after the market close. Intra-period adjustments may be made at the discretion of the index provider in connection with errors, changes in eligibility, and corporate actions.
The Northern Trust High Yield Value-Scored US Corporate Bond Index reserves the right to postpone each reconstitution date for up to one week with prior client notification of such a postponement. All changes to constituents and weightings will be announced to clients at least two (2) days prior to the reconstitution or rebalancing date, and again with definitive weights after the close of the reconstitution or rebalancing date, before the following business day’s market open.
Northern Trust ESG & Climate Investment Grade U.S. Corporate Core IndexSM
Eligible Securities
In order to be eligible for inclusion in the Northern Trust ESG & Climate Investment Grade U.S. Corporate Core Index, each bond issue must be a constituent of the Northern Trust Investment Grade U.S. Corporate Bond Index.
In addition, at each reconstitution date, issues are excluded from the Northern Trust ESG & Climate Investment Grade U.S. Corporate Core Index based on environmental, social, and governance (ESG) screens managed by Northern Trust.
Rebalancing and Reconstitution
The Northern Trust ESG & Climate Investment Grade U.S. Corporate Core Index is reconstituted monthly on the last business day of the month in which U.S. bond markets are open for trading, and becomes effective immediately after the market close. Intra-period adjustments may be made at the discretion of the index provider in connection with errors, changes in eligibility, and corporate actions. The Northern Trust ESG & Climate Investment Grade U.S. Corporate Core Index reserves the right to postpone each reconstitution date for up to one week with prior client notification of such a postponement. All changes to constituents and weightings will be announced to the public at least two (2) days prior to the reconstitution or rebalancing date, and again with definitive weights after the close of the reconstitution or rebalancing date, before the following business day’s market open.

INVESTMENT RESTRICTIONS
Each Fund, except the Northern Trust US Quality Low Volatility ETF, Northern Trust Developed Markets ex-US Quality Low Volatility ETF, Northern Trust Emerging Markets Quality Low Volatility ETF, Northern Trust US Quality Large Cap ETF, Northern Trust STOXX® US ESG Select ETF, Northern Trust STOXX® Global ESG Select ETF, Northern Trust ESG & Climate US Large Cap Core ETF, Northern Trust ESG & Climate Developed Markets ex-US Core ETF, Northern Trust STOXX® Global Broad Infrastructure ETF, Northern Trust Global Quality Real Estate ETF, Northern Trust Disciplined Duration MBS ETF, Northern Trust Credit-Scored US Corporate Bond ETF, Northern Trust Credit-Scored US Long Corporate Bond ETF, Northern Trust High Yield Value-Scored Bond ETF and Northern Trust ESG & Climate Investment Grade Corporate Core ETF, is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares as described in “Description of Shares” on page 92.
No Fund may:
1)
Make loans, except through: (a) the purchase of debt obligations in accordance with the Fund’s investment objective and strategies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities; and (d) loans to affiliates of the Fund to the extent permitted by law.
2)
Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent a Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or from acquiring securities of real estate investment trusts or other issuers that deal in real estate.
3)
Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds: (i) from purchasing or selling options, futures contracts or other derivative instruments; or (ii) from investing in securities or other instruments backed by physical commodities).
4)
Act as underwriter of securities, except as a Fund may be deemed to be an underwriter under the Securities Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.
5)
Borrow money, except that to the extent permitted by applicable law: (a) a Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law; (b) a Fund may borrow up to an additional 5% of its total assets for temporary purposes; (c) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and (d) a Fund may purchase securities on margin. If due to market fluctuations or other reasons a Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of a Fund in accordance with the 1940 Act.
6)
Issue any senior security, except as permitted under the 1940 Act, as amended and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
7)
Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
8)
With respect to 75% of the Fund’s assets (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of any one issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer (applies ONLY to the Northern Trust Morningstar US Market Factor Tilt ETF, Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF, Northern Trust Morningstar Emerging Markets Factor Tilt ETF, Northern Trust Quality Dividend ETF, Northern Trust Quality Dividend Defensive ETF, Northern Trust International Quality Dividend ETF and Northern Trust International Quality Dividend Dynamic ETF).

9)
Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act (applies ONLY to the Northern Trust Morningstar Global Upstream Natural Resources ETF, Northern Trust iBoxx® 3-Year Target Duration TIPS ETF and Northern Trust iBoxx® 5-Year Target Duration TIPS ETF).
The following fundamental investment restrictions, which may be changed only by a vote of the holder of a majority of a Fund’s outstanding shares as described in “Description of Shares” on page 92, apply only to Northern Trust US Quality Low Volatility ETF, Northern Trust Developed Markets ex-US Quality Low Volatility ETF, Northern Trust Emerging Markets Quality Low Volatility ETF, Northern Trust US Quality Large Cap ETF, Northern Trust STOXX® US ESG Select ETF, Northern Trust STOXX® Global ESG Select ETF, Northern Trust ESG & Climate US Large Cap Core ETF, Northern Trust ESG & Climate Developed Markets ex-US Core ETF, Northern Trust STOXX® Global Broad Infrastructure ETF, Northern Trust Global Quality Real Estate ETF, Northern Trust Disciplined Duration MBS ETF, Northern Trust Credit-Scored US Corporate Bond ETF, Northern Trust Credit-Scored US Long Corporate Bond ETF, Northern Trust High Yield Value-Scored Bond ETF and Northern Trust ESG & Climate Investment Grade Corporate Core ETF.
Each Fund may not:
1)
Make loans, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.
2)
Purchase or sell real estate, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.
3)
Purchase or sell commodities, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.
4)
Act as underwriter of securities, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.
5)
Borrow money, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.
6)
Issue any senior security, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.
7)
Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
8)
With respect to 75% of the Fund’s assets (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of any one issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. (applies ONLY to the Northern Trust US Quality Large Cap ETF, Northern Trust STOXX® US ESG Select ETF, Northern Trust STOXX® Global ESG Select ETF and Northern Trust Disciplined Duration MBS ETF).
9)
Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act (applies ONLY to the Northern Trust US Quality Low Volatility ETF, Northern Trust Developed Markets ex-US Quality Low Volatility ETF, Northern Trust Emerging Markets Quality Low Volatility ETF, Northern Trust High Yield Value-Scored Bond ETF, Northern Trust STOXX® Global Broad Infrastructure ETF, Northern Trust Global Quality Real Estate ETF, Northern Trust Credit-Scored US Corporate Bond ETF, Northern Trust ESG & Climate Developed Markets ex-US Core ETF, Northern Trust ESG & Climate Investment Grade Corporate Core ETF, and Northern Trust Credit-Scored US Long Corporate Bond ETF).
The following descriptions from the 1940 Act may assist shareholders in understanding the above policies and restrictions.
Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33-1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).
Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does provide allowances for certain borrowings, firm commitment and standby commitment agreements. In addition, Rule 18f-4 under the 1940 Act permits each Fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, provided that each Fund complies with the conditions of Rule 18f-4.
Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Funds’ non-fundamental investment policy on lending is set forth below.
Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.
Real Estate. The 1940 Act does not directly restrict a fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The Northern Trust US Quality Low Volatility ETF, Northern Trust Developed Markets ex-US Quality Low Volatility ETF, Northern Trust Emerging Markets Quality Low Volatility ETF, Northern Trust US Quality Large Cap ETF, Northern Trust STOXX® US ESG Select ETF, Northern Trust STOXX® Global ESG Select ETF, Northern Trust ESG & Climate US Large Cap Core ETF, Northern Trust ESG & Climate Developed Markets ex-US Core ETF, Northern Trust Disciplined Duration MBS ETF, Northern Trust Credit-Scored US Corporate Bond ETF, Northern Trust Credit-Scored US Long Corporate Bond ETF, Northern Trust High Yield Value-Scored Bond ETF and Northern Trust ESG & Climate Investment Grade Corporate Core ETF have adopted a fundamental policy that would permit direct investment in real estate. However, each Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Board.
Commodities. The 1940 Act does not directly restrict a fund’s ability to invest in commodities, but does require that every fund have a fundamental investment policy governing such investments. The Northern Trust US Quality Low Volatility ETF, Northern Trust Developed Markets ex-US Quality Low Volatility ETF, Northern Trust Emerging Markets Quality Low Volatility ETF, Northern Trust US Quality Large Cap ETF, Northern Trust STOXX® US ESG Select ETF, Northern Trust STOXX® Global ESG Select ETF, Northern Trust ESG & Climate US Large Cap Core ETF, Northern Trust ESG & Climate Developed Markets ex-US Core ETF, Northern Trust STOXX® Global Broad Infrastructure ETF, Northern Trust Global Quality Real Estate ETF, Northern Trust Disciplined Duration MBS ETF, Northern Trust Credit-Scored US Corporate Bond ETF, Northern Trust Credit-Scored US Long Corporate Bond ETF, Northern Trust High Yield Value-Scored Bond ETF and Northern Trust ESG & Climate Investment Grade Corporate Core ETF have adopted a fundamental policy that would permit direct investment in commodities. However, each of these Funds has a non-fundamental investment limitation that prohibits it from investing directly in physical commodities. This non-fundamental policy may be changed only by vote of the Board.
The following investment restrictions are non-fundamental policies of the Northern Trust US Quality Low Volatility ETF, Northern Trust Developed Markets ex-US Quality Low Volatility ETF, Northern Trust Emerging Markets Quality Low Volatility ETF, Northern Trust US Quality Large Cap ETF, Northern Trust STOXX® US ESG Select ETF, Northern Trust STOXX® Global ESG Select ETF, Northern Trust ESG & Climate US Large Cap Core ETF, Northern Trust ESG & Climate Developed Markets ex-US Core ETF, Northern Trust STOXX® Global Broad Infrastructure ETF, Northern Trust Global Quality Real Estate ETF, Northern Trust Disciplined Duration MBS ETF, Northern Trust Credit-Scored US Corporate Bond ETF, Northern Trust Credit-Scored US Long Corporate Bond ETF, Northern Trust High Yield Value-Scored Bond ETF and Northern Trust ESG & Climate Investment Grade Corporate Core ETF which may be changed by the Board without a vote of shareholders:
Each Fund may not:
1)
Make loans, except through: (a) the purchase of debt obligations in accordance with each Fund’s investment objective and strategies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities; and (d) loans to affiliates of the Funds to the extent permitted by law.
2)
Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent the Funds from (a) investing directly or indirectly in portfolio instruments secured by real estate or interests therein; (b) from acquiring securities of real estate investment trusts or other issuers that deal in real estate or mortgage-related securities; or

(c) holding and selling real estate acquired by the Funds as a result of ownership of securities. (Northern Trust US Quality Low Volatility ETF, Northern Trust Developed Markets ex-US Quality Low Volatility ETF, Northern Trust Emerging Markets Quality Low Volatility ETF, Northern Trust US Quality Large Cap ETF, Northern Trust STOXX® US ESG Select ETF, Northern Trust STOXX® Global ESG Select ETF, Northern Trust ESG & Climate US Large Cap Core ETF, Northern Trust ESG & Climate Developed Markets ex-US Core ETF, Northern Trust Global Quality Real Estate ETF, Northern Trust Disciplined Duration MBS ETF, Northern Trust Credit-Scored US Corporate Bond ETF, Northern Trust Credit-Scored US Long Corporate Bond ETF, Northern Trust High Yield Value-Scored Bond ETF and Northern Trust ESG & Climate Investment Grade Corporate Core ETF only).
3)
Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or from acquiring securities of real estate investment trusts or other issues that deal in real estate. (Northern Trust STOXX® Global Broad Infrastructure ETF only).
4)
Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds: (i) from purchasing or selling options, futures contracts or other derivative instruments; or (ii) from investing in securities or other instruments backed by physical commodities).
5)
Act as underwriter of securities, except as each Fund may be deemed to be an underwriter under the Securities Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.
6)
Borrow money, except that to the extent permitted by applicable law: (a) each Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law; (b) each Fund may borrow up to an additional 5% of its total assets for temporary purposes; (c) each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and (d) each Fund may purchase securities on margin. If due to market fluctuations or other reasons a Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of the Fund in accordance with the 1940 Act.
Notwithstanding other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Fund may purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC.
For the purpose of industry concentration, in determining industry classification, the Trust may use any one or more of the following: the Bloomberg Industry Group Classification, Standard & Poors, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes, Global Industry Classification Standard or the Morgan Stanley Capital International industry classification titles or Barclays Capital sector classification scheme. Also for the purpose of industry concentration, industrial development bonds issued by non-governmental issuers may be considered to be issued by members of an industry. Non-governmental issuers are issuers other than the U.S. government (including its agencies and instrumentalities) and state or municipal governments and their political subdivisions.
Any Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Fundamental Investment Restriction No. 5 for the Northern Trust US Quality Low Volatility ETF, Northern Trust Developed Markets ex-US Quality Low Volatility ETF, Northern Trust Emerging Markets Quality Low Volatility ETF, Northern Trust Morningstar US Market Factor Tilt ETF, Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF, Northern Trust Morningstar Emerging Markets Factor Tilt ETF, Northern Trust ESG & Climate US Large Cap Core ETF, Northern Trust ESG & Climate Developed Markets ex-US Core ETF, Northern Trust Morningstar Global Upstream Natural Resources ETF, Northern Trust Quality Dividend ETF, Northern Trust Quality Dividend Defensive ETF, Northern Trust International Quality Dividend ETF, Northern Trust International Quality Dividend Dynamic ETF, Northern Trust iBoxx® 3-Year Target Duration TIPS ETF and Northern Trust iBoxx® 5-Year Target Duration TIPS ETF and Northern Trust ESG & Climate Investment Grade Corporate Core ETF and Non-Fundamental Investment Restriction No. 6 for the Northern Trust US Quality Large Cap ETF, Northern Trust STOXX® US ESG Select ETF, Northern Trust STOXX® Global ESG Select ETF, Northern Trust ESG & Climate US Large Cap Core ETF, Northern Trust ESG & Climate Developed Markets ex-US Core ETF, Northern Trust STOXX® Global Broad Infrastructure ETF, Northern Trust Global Quality Real Estate ETF, Northern Trust Disciplined Duration MBS ETF, Northern Trust Credit-Scored US Corporate Bond ETF, Northern Trust Credit-Scored US Long Corporate Bond ETF, Northern Trust High Yield Value-Scored Bond ETF and Northern Trust ESG & Climate Investment Grade Corporate Core ETF) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of a Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Fundamental Investment Restriction No. 5 and Non-Fundamental Investment Restriction No. 6, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.
Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of the Fund’s Underlying Index and, with respect to (i) the Northern Trust Developed Markets ex-US Quality Low Volatility ETF, Northern Trust Emerging Markets Quality Low Volatility ETF, Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF, Northern Trust Morningstar Emerging Markets Factor Tilt ETF, Northern Trust STOXX® Global ESG Select ETF, Northern Trust ESG & Climate Developed Markets ex-US Core ETF, Northern Trust Morningstar Global Upstream Natural Resources ETF, Northern Trust STOXX® Global Broad Infrastructure ETF, Northern Trust Global Quality Real Estate ETF, Northern Trust International Quality Dividend ETF and Northern Trust International Quality Dividend Dynamic ETF, in Depositary Receipts and (ii) the Northern Trust Disciplined Duration MBS ETF, in TBA Transactions that represent securities in the Underlying Index. Each Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. For these purposes, “net assets” is measured at the time of purchase.
CONTINUOUS OFFERING
The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Transfer Agent, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
PORTFOLIO HOLDINGS
The Board has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Funds’ shareholders. The policy provides that neither the Funds nor their Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the Trust's policies and procedures. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any commingled fund portfolio which contains identical holdings as the Fund. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in a Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible website. Information posted on a Fund’s website may be separately provided to any person commencing the day after it is first published on the Fund’s website.

Under the policy, each Fund’s portfolio holdings information will be provided by the Fund Administrator/Custodian to the National Securities Clearing Corporation (“NSCC”) each business day for dissemination through the NSCC’s facilities and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, which are generally large institutional investors that have been authorized by the Funds’ distributor to purchase and redeem from the Funds, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market. Each Fund discloses its portfolio holdings and the percentages they represent of the Fund’s net assets on the Fund’s website prior to the opening of regular trading on the primary listing exchange of the Fund’s shares each day the Fund is open for business. The Distributor may also make available portfolio holdings information to other institutional market participants and entities that provide information services. This information typically reflects each Fund’s anticipated holdings on the following business day. Certain NTI employees discuss custom basket proposals with Authorized Participants and market makers as described under “Custom Baskets” in the “Purchase and Redemption of Creation Unit Aggregations” section of this SAI. As part of these custom basket discussions, these NTI employees may discuss the securities a Fund is willing to accept for a creation order, and securities that a Fund will provide for a redemption order. NTI employees may also discuss a Fund’s portfolio holdings-related information with broker-dealers, in connection with settling a Fund’s transactions, as may be necessary to conduct business in the ordinary course and in a manner consistent with the Trust's policies and procedures.
Portfolio holdings will be disclosed through required filings with the SEC. Each Fund files its portfolio holdings with the SEC and the holdings are publicly made available twice each fiscal year on Form N-CSR (with respect to each annual period and semiannual period) and twice each fiscal year on Form N-PORT (with respect to the first and third fiscal quarters of the Fund’s fiscal year). Shareholders may obtain a Fund’s Forms N-CSR and N-PORT filings on the SEC’s website at sec.gov. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website.
Under the Trust's policies and procedures, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

MANAGEMENT OF THE TRUST
TRUSTEES AND OFFICERS
The Board is responsible for the management and business and affairs of the Trust. Set forth below is information about the Trustees and the Officers of the Trust as of July 31, 2026. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board. As of July 31, 2026, each Trustee oversees a total of 94 portfolios in the Northern Funds Complex. The Northern Funds Complex consists of Northern Funds, Northern Institutional Funds, and the Trust. As of July 31, 2026, Northern Funds consists of 61 portfolios, Northern Institutional Funds consists of 6 portfolios, and the Trust consists of 27 portfolios.
INDEPENDENT TRUSTEES
NAME, YEAR OF BIRTH, ADDRESS(1) POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Therese M. Bobek Year of Birth: 1960 Trustee since July 2026	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business from 2018 to 2022; •Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	•Methode Electronics, Inc. •Trustee of Northern Funds since 2019 •Trustee of Northern Institutional Funds since 2019
Ingrid LaMae A. de Jongh Year of Birth: 1965 Trustee since July 2026
• Chief Schooling Officer & Provost
since 2020 and Head of School
Management and Technology from
2016 to 2020, Success Academy
Charter Schools;
•Member of the Board of Directors
of Bank Leumi USA from 2016 to
2022;
•Partner in Accenture (global
management consulting and
professional services firm) from
1987 to 2012;
•Member of the Board of Directors,
Member of Nominating and
Governance and Compensating
Committees of Carver Bancorp
from 2014 to 2018.
•Trustee of Northern Funds since 2019 •Trustee of Northern Institutional Funds since 2019

NAME, YEAR OF BIRTH, ADDRESS(1) POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Thomas A. Kloet Year of Birth: 1958 Trustee and Chairperson since July 2026
• Chair of Boards of The Nasdaq
Stock Market LLC, Nasdaq
PHLX LLC, Nasdaq MRX, LLC,
Nasdaq ISE, LLC, Nasdaq GEMX,
LLC and Nasdaq BX, Inc. since
2015;
•Executive Director and Chief
Executive Officer, TMX Group,
Ltd. (financial services company
and operator of stock, derivatives
exchanges, their clearing
operations and securities
depository) from 2008 to 2014.
•NASDAQ, Inc. •Trustee of Northern Funds since 2015 •Trustee of Northern Institutional Funds since 2015
David R. Martin Year of Birth: 1956 Trustee since July 2026
• Professor of Instruction, University
of Texas, McCombs School of
Business since 2017;
•Chief Financial Officer, Neo Tech
(an electronics manufacturer) from
2019 to 2023;
•Vice President, Chief Financial
Officer and Treasurer of
Dimensional Fund Advisors LP (an
investment manager) from 2007 to
2016;
•Executive Vice President, Finance
and Chief Financial Officer of
Janus Capital Group Inc. (an
investment manager) from 2005 to
2007;
•Senior Vice President, Finance of
Charles Schwab & Co., Inc. (an
investment banking and securities
brokerage firm) from 1999 to
2005.
•Trustee of Northern Funds since 2017 •Trustee of Northern Institutional Funds since 2017

NAME, YEAR OF BIRTH, ADDRESS(1) POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
William Martin Year of Birth: 1970 Trustee since July 2026
• Investment Committee Chair,
Foundation for the Carolinas (a
community foundation) since
2022;
•Board Member, Social Venture
Partners, Charlotte (a venture
philanthropy partnership) since
2012;
•Senior Managing Director, Chief
Investment Officer of Global Fixed
Income, Nuveen/TIAA (an
investment manager) from 2004 to
2020.
•Trustee of Northern Funds since 2024 •Trustee of Northern Institutional Funds since 2024
Cynthia R. Plouché Year of Birth: 1957 Trustee since July 2026
• Assessor, Moraine Township,
Illinois from 2014 to 2018;
•Trustee of AXA Premier VIP Trust
(registered investment company—
34 portfolios) from 2001 to 2017;
•Senior Portfolio Manager and
member of Investment Policy
Committee, Williams Capital
Management, LLC from 2006 to
2012;
•Managing Director and Chief
Investment Officer of Blaylock-
Abacus Asset Management, Inc.
from 2003 to 2006;
•Founder, Chief Investment Officer
and Managing Director of Abacus
Financial Group (a manager of
fixed income portfolios for
institutional clients) from 1991 to
2003.
•MassMutual complex (55 portfolios in five investment companies) •Trustee of Northern Funds since 2014 •Trustee of Northern Institutional Funds since 2014

NAME, YEAR OF BIRTH, ADDRESS(1) POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Mary Jacobs Skinner, Esq. Year of Birth: 1957 Trustee since July 2026
• Executive Committee Member and
Chair, Policy and Advocacy
Council, Ann & Robert H. Lurie
Children’s Hospital since 2016;
•Executive Committee Member and
Director, Boca Grande Clinic,
since 2019;
•Member, Law Board, Northwestern
Pritzker School of Law, since
2019;
•Director, Pathways Awareness
Foundation since 2000;
•Harvard Advanced Leadership
Fellow—2016;
•Retired in 2015 as partner in the
law firm of Sidley Austin LLP;
•Director, Chicago Area Foundation
for Legal Services from 1995 to
2013.
•Trustee of Northern Funds since 1998 •Trustee of Northern Institutional Funds since 2000

(1)
Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.
(2)
Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.
(3)
This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (i.e., public companies) or other investment companies registered under the 1940
Act.

INTERESTED TRUSTEE
NAME, YEAR OF BIRTH, ADDRESS(1) POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Paula Kar(4) Year of Birth: 1975 Trustee since 2024	• Global Head of Product at Northern Trust Asset Management from 2023 to present; •Global Head of Product Strategy and Development at Northern Trust Asset Management from 2019 to 2023.	•Trustee of Alpha Core Strategies Fund since 2024; •Trustee of Northern Funds since 2024; •Trustee of Northern Institutional Funds since 2024

(1)
Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.
(2)
Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.
(3)
This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.
(4)
An “interested person,” as defined by the 1940 Act. Ms. Kar is deemed to be an “interested” Trustee because she is an officer, director, employee, and a shareholder of Northern Trust Corporation and/ its affiliates.
OFFICERS OF THE TRUST

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Kevin O’Rourke Year of Birth: 1971 50 South LaSalle Street Chicago, IL 60603 President since August 2024
•President of Northern Funds and FlexShares Trust since August 2024; Senior
Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Institutional Funds and Northern Funds from 2015 to 2024.

Randal E. Rein Year of Birth: 1970 50 South LaSalle Street Chicago, IL 60603 Treasurer and Principal Financial Officer since July 2011	•Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer of Northern Funds and Northern Institutional Funds since 2008.

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Maya Teufel Year of Birth: 1972 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since July 2019
•Chief Compliance Officer of FlexShares Trust since July 2019; Chief
Compliance Officer of Northern Trust Investments, Inc. since July 2019; Co-
Head of U.S. Regulatory Compliance Group of Goldman Sachs Asset
Management, LP from September 2016 to June 2019.

Craig R. Carberry, Esq. Year of Birth: 1960 50 South LaSalle Street Chicago, IL 60603 Chief Legal Officer since June 2019
•Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since
May 2000; Chief Legal Officer and Secretary of 50 South Capital Advisors,
LLC since 2015; Deputy General Counsel and Senior Vice President of The
Northern Trust Company since August 2020; Chief Legal Officer and Secretary of Belvedere Advisors LLC from 2019-2023; Associate General Counsel and
Senior Vice President at The Northern Trust Company from June 2015 to
2021; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity
Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies
Fund) from 2011-2019.

Jose J. Del Real Year of Birth: 1977 50 South LaSalle Street Chicago, IL 60603 Secretary since December 2018
•Assistant General Counsel and Senior Vice President of The Northern Trust
Company since August 2020; Assistant Secretary of Northern Trust
Investments, Inc. since 2016; Secretary of Northern Funds and Northern
Institutional Funds since November 2018.

Christopher P. Fair Year of Birth: 1982 50 South LaSalle Street Chicago, IL 60603 Vice President since June 2019
•Vice President, The Northern Trust Company since March 2020; ETF Services
Manager, Northern Trust Investments, Inc. since June 2019; Second Vice
President, The Northern Trust Company from November 2015 to March 2020;
ETF Product Manager, Northern Trust Investments, Inc. from November 2015 to June 2019.

Darlene Chappell Year of Birth: 1963 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Officer since July 2011
•Anti-Money Laundering Compliance Officer for Northern Trust Investments,
Inc., Northern Trust Securities, Inc., Northern Funds, Northern Institutional
Funds and Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund)
since 2009 and 50 South Capital Advisors, LLC since 2015; Vice President and
Compliance Consultant for The Northern Trust Company since 2006; Anti-
Money Laundering Compliance Officer for The Northern Trust Company of
Connecticut from 2009 to 2013 and the Equity Long/Short Opportunities Fund
(formerly, NT Equity Long/Short Strategies Fund) from 2011 to 2019 and
Belvedere Advisors LLC from 2019 to 2023.

Tim Handell Year of Birth: 1989 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since December 2022
•Senior Counsel and Senior Vice-President of The Northern Trust Company
since November 2021; Assistant Secretary of FlexShares® Trust since
December 2022; Assistant General Counsel of Legal & General Investment
Management America, Inc. from March 2021 to November 2021; Associate
Counsel of Legal & General Investment Management America, Inc. from
March 2017 to March 2021.

(1)
Officers hold office at the pleasure of the Board until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.
Certain officers hold comparable positions with certain other investment companies of which NTI, JPMorgan or an affiliate thereof is the investment adviser, administrator, custodian or transfer agent.

STANDING BOARD COMMITTEES
The prior Board had established a standing Audit Committee and a Governance Committee to assist the Board in fulfilling its oversight responsibilities. The new Board has established four standing committees in connection with its governance of the Trust: Audit, Governance, Valuation and Executive Committees.
The Audit Committee consists of three members: Ms. Bobek (Chairperson), and Messrs. David Martin (ex officio), and Kloet (ex officio). The Audit Committee oversees the audit process and provides assistance to the full Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee under the Sarbanes-Oxley Act of 2002. The Audit Committee will convene at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters as requested by the Board’s Chairperson, the Committee Chairperson or the independent registered public accounting firm. Prior to the replacement of the former Board, the Audit Committee convened twice during the last fiscal year ended October 31, 2025.
The Governance Committee consists of three members: Mses. Skinner (Chairperson), Plouché and Mr. Kloet. The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as Independent Trustees, reviewing and making recommendations regarding Trustee compensation, developing policies regarding Trustee education and, subject to Board oversight, supervising the Trust’s CCO and reviewing information and making recommendations to the Board in connection with the Board’s annual consideration of the Trust’s management, custody and transfer agency and service agreements. Prior to the replacement of the former Board, the Governance Committee convened twice during the last fiscal year ended October 31, 2025.
As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.
The Valuation Committee consists of four members: Messrs. David Martin (Chairperson), Kloet (ex officio), and William Martin, and Ms. de Jongh. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Funds in accordance with the Trust’s valuation procedures. The Valuation Committee was formed on July 24, 2026 and has not convened yet.
The Executive Committee consists of four members: Messrs. Kloet (Chairperson) and David Martin, and Mses. Bobek and Skinner. The Executive Committee is comprised of the Chairperson of the Board as well as the Chairpersons of the Governance, Valuation and Audit Committees, with the remaining Trustees each serving as an alternate in the event of an emergency. The Executive Committee is granted the power to act on behalf of the full Board in the management of the business and affairs of the Trust, to be exercised when circumstances impair the ability of the Board or its committees to conduct business. In particular, the Executive Committee may take action with respect to: (1) the valuation of securities; and (2) the suspension of redemptions. The Executive Committee was formed on July 24, 2026 and will convene as necessary upon notice by the Chairperson of the Committee.
LEADERSHIP STRUCTURE
The Board is currently composed of eight Trustees, seven of whom are not “interested persons” as defined in the 1940 Act (“Independent Trustee”), and one of whom is an “interested person” as defined in the 1940 Act (“Interested Trustee”). The Chairperson of the Board, Thomas A. Kloet, is an Independent Trustee. Paula Kar is considered an Interested Trustee because she is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Each Trustee was nominated to serve on the Board because of his or her experience, skills and qualifications. See “Trustee Experience.” The Board believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business. In particular:
Board Composition. The Trustees believe that having a super-majority of Independent Trustees (at least 75%) is appropriate and in the best interest of shareholders. The Trustees also believe that having Ms. Kar serve as an Interested Trustee brings management and financial insight that is important to certain of the Board’s decisions and is also in the best interest of shareholders.
Independent Trustee Meetings and Executive Sessions. The Trustees believe that meetings of the Independent Trustees and meetings in executive session, including with independent counsel, help prevent conflicts of interest from occurring. The Trustees also believe that these sessions allow the Independent Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.
RISK OVERSIGHT
Risk oversight is a part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities, including throughout the year at regular Board and committee meetings and through regular reports provided to the Board and/or its committees that address, among other items, certain investment, valuation, liquidity, and compliance matters. The Board also may receive special reports or presentations on a variety of risk issues, either upon the Board’s request or upon Northern Trust Investments, Inc.’s (the “Investment Adviser’”) initiative. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. Each of the Investment Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that may give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they occur. Each of the Investment Adviser and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Investment Adviser has a dedicated risk management function that is headed by a Chief Risk Officer.
Currently, the Board receives and reviews risk reports on a quarterly basis from the Investment Adviser’s Chief Risk Officer covering various risk areas, such as investment and market risk, operational risk, business continuity, cybersecurity risk, and regulatory compliance risk. These reports are intended to provide the Trustees with a forward-looking view of risk and the manner in which the Investment Adviser is managing various risks.
The Audit Committee, in addition to its risk management responsibilities, plays an important role in the Board’s risk oversight. Working with the Funds’ independent registered accountants, the Audit Committee reviews the Funds’ annual audit scope and the results of the audit of the Funds’ year-end financial statements.
The Valuation Committee reviews quarterly reports on fair valuation determinations, including the methodology used in making fair value determinations.
The Board also monitors and reviews the Funds’ performance metrics and regularly confers with the Investment Adviser on performance-related issues. With respect to liquidity risk, the Board receives regular liquidity risk management reports under the Funds’ Liquidity Risk Management (LRM) Program that include information concerning illiquid investments within the Fund’s portfolio. The Board also reviews, no less frequently than annually, a written report prepared by the LRM Program administrator that addresses, among other items, the operation of the LRM Program and assesses its adequacy and effectiveness of implementation as well as any material changes to the LRM Program.
The Board has approved a derivatives risk manager, which is responsible for administering the Derivatives Risk Management (DRM) Program for the Funds that are required to implement a DRM Program. The Board meets with the derivatives risk manager on a periodic basis, including receiving quarterly and annual reports from the derivatives risk manager, to review the implementation of the DRM Program.
The Trust’s CCO reports to the Board at least quarterly regarding compliance matters. In addition to providing quarterly reports, the CCO provides an annual report to the Board in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses relevant compliance issues, including compliance risks affecting the Funds during meetings with the Independent Trustees and counsel. The Board adopts compliance policies and procedures for the Funds and approves such procedures for the Funds’ service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
trustee experience
Each Trustee is required to possess certain qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board and an understanding of a trustee’s fiduciary obligations with respect to a registered investment company. In addition to these qualities, the following is a description of certain other Trustee attributes, skills, experiences and qualifications.

INDEPENDENT TRUSTEES:
Therese M. Bobek: Ms. Bobek retired in 2018 from a 35-year career with PricewaterhouseCoopers, LLP (“PwC”), having served a wide variety of public and privately held clients with external audits, internal auditing and risk advisory services. Ms. Bobek’s final role was to serve in PwC’s national office, where she led a nationwide network of partners and managers whose main responsibility was to support audit quality in the field. After retirement from PwC, Ms. Bobek taught Advanced Auditing in the Masters of Accountancy program at the University of Iowa’s Henry B. Tippie College of Business for five years. Since 2020, she has been a director and member of the audit and nominating and governance committees of the board of directors of Methode Electronics, Inc., a global developer of custom engineered and application-specific products and solutions. Ms. Bobek has been a Board Member of Metropolitan Family Services and a Board Member of the Illinois Society of CPAs. She has also served as a member and Chair of the University of Iowa Professional Accounting Council, a voluntary council of business leaders supporting accounting education. She has served as an Independent Trustee of Northern Institutional Funds and Northern Funds since 2019 and as an Independent Trustee of the Trust since July 2026.
Ingrid LaMae A. de Jongh: Ms. de Jongh served as a partner in the global financial services strategy at Accenture and was with the global management consulting and professional services firm from 1987 through 2012. While at Accenture, she helped global financial institutions improve their business performance by developing strategies and business models and implementing business change programs and systems. Since 2020 she has been the Chief Schooling Officer & Provost, and from 2016 to 2020 she was the Head of School Management and Technology at Success Academy Charter Schools, the largest network and highest-performing free, public charter schools in New York City. Ms. de Jongh is a former member of the Board of Carver Bancorp, Inc. in New York City, where she served as a member of the Nominating and Governance Committees and the Compensation Committee. She previously served on the Board of Directors of Bank Leumi USA from 2016 to 2022. Ms. de Jongh had previously served from 2011 to 2013 as a member of the U.S. Department of Commerce’s National Advisory Council for Minority Business Enterprises. She has served as an Independent Trustee of Northern Institutional Funds and Northern Funds since 2019 and as an Independent Trustee of the Trust since July 2026.
Thomas A. Kloet: Mr. Kloet is a long-time financial industry executive and former Chief Executive Officer of TMX Group, Ltd., a financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository. As a result of this position, Mr. Kloet is familiar with financial, investment and business matters. He also understands the functions of a board through his service during the past twelve years on the Board of Nasdaq, Inc. (plus the Nasdaq Stock Market, LLC as well as certain other U.S. stock and option exchanges of Nasdaq, Inc. where he has served as Board Chair since 2016); and previous board experience with TMX Group, Ltd.; Box Options Exchange; FTSE-TMX Global Debt Capital Markets, Inc.; Bermuda Stock Exchange, Inc.; the Investment Industry Regulatory Organization of Canada and the World Federation of Exchanges. He is a certified public accountant, a member of the American Institute of Certified Public Accountants and is an emeritus member of the Board of Elmhurst College. He has served as an Independent Trustee of Northern Institutional Funds and Northern Funds since 2015 and as an Independent Trustee of the Trust since July 2026.
Mr. Kloet serves on the Board of Directors of Nasdaq, Inc. Northern Trust Corporation (“NTC”), parent company of NTI, and its affiliates (including affiliated fund complexes) pay listing fees, market data fees, GRC (governance risk and compliance) software fees and similar fees to Nasdaq, Inc. and its affiliates, The Nasdaq Stock Market LLC, Nasdaq OMX Nordic OY and Nasdaq CXC Ltd. (collectively, “Nasdaq”). The total of these payments were $6,509,143 and $10,756,134 in each of 2024 and 2025, respectively, which are immaterial to Nasdaq’s total revenues. In consideration of the immaterial amounts involved in the foregoing transactions, Mr. Kloet is not considered to have a material business or professional relationship with NTI or its affiliates.
David R. Martin: Mr. Martin was Chief Financial Officer for Neo Tech, an electronics manufacturer, from 2019 to 2023. Mr. Martin was Vice President, Chief Financial Officer and Treasurer from 2007 to 2016 of Dimensional Fund Advisors LP, a global investment manager that provides its services largely to investment companies or their local equivalent (mutual funds in the U.S.). The funds are held primarily by clients of independent financial advisors but they are also held by institutional clients (who may invest in separate accounts), pensions and profit sharing plans, corporations, defined contribution plans, endowments, state and municipal entities, and sovereign wealth funds. Mr. Martin had oversight responsibilities for all finance and accounting, real estate and compliance functions while at Dimensional, including the implementation of a global transfer pricing methodology. He also served as a director on eight internal Dimensional boards. During his 35 year career in corporate finance, Mr. Martin also had senior management positions at Janus Capital Group, Inc. and Charles Schwab & Co., Inc. and senior level finance positions at First Interstate Bank of Texas, N.A. and Texas Commerce Bancshares, Inc. Mr. Martin is familiar with the functions of mutual fund boards and their oversight responsibilities and the operations of fund advisers and other service providers. He is also well versed in risk management and financial matters affecting mutual funds. He has served as an Independent Trustee of Northern Institutional Funds and Northern Funds since 2017 and as an Independent Trustee of the Trust since July 2026.

William Martin: Mr. Martin has extensive experience in fixed income portfolio management and in the financial industry. From 2004 to 2020, he held various portfolio manager positions at Nuveen / TIAA, most recently serving as a Senior Managing Director and the Chief Investment Officer of Global Fixed Income. Prior to his role as Nuveen’s Chief Investment Officer of Global Fixed Income, Mr. Martin held various roles at Nuveen, which included being the Lead Portfolio Manager of fixed income mutual funds and leading sector portfolio management within structured finance. Prior to working at Nuveen, Mr. Martin held executive positions at Lewtan Technologies and Visible Markets, Inc. Mr. Martin is familiar with the oversight functions of mutual fund boards and the operations and investment risk management responsibilities of fund advisors. He currently serves as Chairperson for the Foundation for the Carolinas’ Investment Committee, where he oversees asset allocation guidelines and management of the OCIO relationship for the fifth largest community foundation in the United States. Mr. Martin is also a board member for Social Venture Partners Charlotte, a venture philanthropy partnership focused on building capacity with select non-profits and innovative social entrepreneurs in the Charlotte region. He has served as an Independent Trustee of Northern Funds and Northern Institutional Funds since 2024 and as an Independent Trustee of the Trust since July 2026.
Cynthia R. Plouché: Ms. Plouché has an extensive background in the financial services industry. Until 2017, she served as lead Independent Trustee and chair of the Audit Committee of the board of trustees of AXA Premier VIP Trust, a registered investment company. She served as an Independent Trustee of Barings Fund Trust, a registered investment company and an Independent Trustee of Barings Global Short Duration High Yield Fund, a closed-end investment company, from 2017 to 2021. She also has served as portfolio manager and chief investment officer for other registered investment advisers. Ms. Plouché is therefore familiar with the functions of mutual fund boards and their oversight responsibilities and the operations of fund advisers and other service providers. She has served as an independent trustee of MassMutual open-end investment funds since 2022. In addition, Ms. Plouché served as Township Assessor for Moraine, Illinois, from 2014 to 2018. She has served as an Independent Trustee of Northern Institutional Funds and Northern Funds since 2014 and as an Independent Trustee of the Trust since July 2026.
Mary Jacobs Skinner: Ms. Skinner was a partner until 2015 at Sidley Austin LLP, a large international law firm, in which she managed a regulatory-based practice. As a result of this position, Ms. Skinner is familiar with legal, regulatory and financial matters. She was a Harvard Advanced Leadership Fellow in 2016. She also is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and other Portfolio service providers as a result of her service as an Independent Trustee of Northern Institutional Funds since 2000 and Northern Funds since 1998 and as an Independent Trustee of the Trust since July 2026.
INTERESTED TRUSTEE:
Paula Kar: Ms. Kar is Executive Vice President and Chief Product Officer for Northern Trust Asset Management. Ms. Kar has oversight of product strategy, innovation, commercialization and governance for all investment products globally. She serves on the Asset Management Executive Group and on the Board of Directors for Northern Trust Investments. She represents Northern Trust as a Trustee on the Northern Funds Board (Mutual Funds and ETFs), FlexShares Board (ETFs) and Alpha Board (Alternatives). Ms. Kar joined Northern Trust Asset Management in 2019 as global head of product strategy & development. Ms. Kar has served as head of product management at ProShares Advisors; head of product management for iShares fixed income & commodities ETFs at BlackRock; and as a senior consultant with McKinsey & Company serving global financial institutions. She started her career in banking with Citigroup. Ms. Kar is a founding member of Women in ETFs, a non-profit organization, and served on their global governance board. She holds an MBA in finance from the Wharton School of the University of Pennsylvania. She has served as an Interested Trustee of Northern Institutional Funds, Northern Funds, and the Trust since 2024.
Trustee Ownership of Fund Shares
The following table shows the dollar range of shares of the Funds owned by each Trustee in the Funds included in this SAI and other investment portfolios of the Northern Funds, Northern Institutional Funds and the Trust.

Information as of December 31, 2025
Name of Independent Trustee	Dollar Range of Equity Securities in the Portfolios included in this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Northern Funds Complex(1)
Therese M. Bobek	None	Over $100,000
Ingrid LaMae A. de Jongh	None	Over $100,000

Information as of December 31, 2025
Name of Independent Trustee	Dollar Range of Equity Securities in the Portfolios included in this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Northern Funds Complex(1)
Thomas A. Kloet	None	Over $100,000
David R. Martin	None	Over $100,000
William Martin	None	Over $100,000
Cynthia R. Plouché	None	Over $100,000
Mary Jacobs Skinner	None	Over $100,000

Information as of December 31, 2025
Name of Interested Trustee	Dollar Range of Equity Securities in the Portfolios included in this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Northern Funds Complex(1)
Paula Kar	None	None

(1) The Northern Funds Complex consists of Northern Funds, Northern Institutional Funds, and the Trust. As of December 31, 2025, Northern Funds consisted of 49 portfolios, Northern Institutional Funds consisted of 5 portfolios and the Trust consisted of 27 series.
TRUSTEE AND OFFICER COMPENSATION
The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of the respective Board committees. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.
The following tables set forth certain information with respect to the compensation of each Independent and Interested Trustee of the Trust for the year ended March 31, 2026:
Independent Trustees
	Aggregate Compensation from Trust(1)	Total Compensation from Fund Complex(1)(2)
Therese M. Bobek	$0	$293,426
Ingrid LaMae A. de Jongh	$0	$261,454
Thomas A. Kloet	$0	$330,222
David R. Martin	$0	$293,426
William Martin	$0	$261,454
Cynthia R. Plouché	$0	$261,396
Mary Jacobs Skinner	$0	$293,426

Interested Trustee
	Aggregate Compensation from Trust(1)	Total Compensation from Fund Complex(1)(2)
Paula Kar(3)	None	None

(1)
The Trustees started their positions on July 24, 2026. Because the Trustees did not serve during the FlexShares Trust year ended March 31, 2026, no compensation was paid by the Fund during the prior fiscal period.
(2)
As of March 31, 2026, Northern Funds Complex consisted of Northern Institutional Funds (5 portfolios), Northern Funds (51 portfolios) and FlexShares Trust (27 series).
(3)
As an “interested” Trustee who is an officer, director and employee of FlexShares Trust and/or its affiliates, Ms. Kar did not receive any compensation from the Trust for her services.
The Trust does not provide pension or retirement benefits to its Trustees. The Trust’s officers do not receive fees from the Trust for services in such capacities.
Control Persons and Principal Holders of Securities
The Trustees and officers of the Trust collectively owned less than 1% of each Fund’s outstanding shares as of February 2, 2026.
Although the Trust does not have information concerning the beneficial ownership of shares nominally held by Depository Trust Company (“DTC”), as of February 2, 2026, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of each Fund were as follows:
Northern Trust US Quality Low Volatility ETF
Nominee Name/Address	Percentage Ownership
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	31.64%
Merrill Lynch P.O. Box 2011 Lakewood, NJ 08701	13.48%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	12.33%
LPL Financial P.O. Box 629022 El Dorado Hills, CA 95762	10.49%
Wilmington Trust 626 Commerce Drive, 3rd Floor Amherst, NY 14228	6.26%
Northern Trust Developed Markets ex-US Quality Low Volatility ETF
Nominee Name/Address	Percentage Ownership
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	62.70%
Goldman Sachs & Co. LLC P.O. Box 3197 New York, NY 10282	12.82%
Wilmington Trust 626 Commerce Drive, 3rd Floor Amherst, NY 14228	10.26%

Nominee Name/Address	Percentage Ownership
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	8.36%
Northern Trust Emerging Markets Quality Low Volatility ETF
Nominee Name/Address	Percentage Ownership
Goldman Sachs & Co. LLC P.O. Box 3197 New York, NY 10282	33.21%
BofA Securities, Inc.1 Bryant ParkNew York, New York 10036	23.46%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	19.26%
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	10.06%
Northern Trust Morningstar US Market Factor Tilt ETF
Nominee Name/Address	Percentage Ownership
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	74.04%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	8.58%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	6.01%
Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF
Nominee Name/Address	Percentage Ownership
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	61.33%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	12.87%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	9.04%
Northern Trust Morningstar Emerging Markets Factor Tilt ETF
Nominee Name/Address	Percentage Ownership
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	72.34%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	8.24%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	6.04%

Northern Trust US Quality Large Cap ETF
Nominee Name/Address	Percentage Ownership
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	70.64%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	9.84%
Northern Trust STOXX® US ESG Select ETF
Nominee Name/Address	Percentage Ownership
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	23.59%
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	22.22%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	12.09%
LPL Financial P.O. Box 629022 El Dorado Hills, CA 95762	9.42%
Morgan Stanley 1300 Thames Street, 7th Floor Baltimore, MD 21231	5.59%
Vanguard Brokerage Services 5951 Luckett Court, Suite A1 El Paso, TX 79932	5.59%
Northern Trust STOXX® Global ESG Select ETF
Nominee Name/Address	Percentage Ownership
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	37.64%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	22.71%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	16.86%
JPMorgan Securities LLC P.O. Box 183211 Columbus, OH 43218	6.28%
Northern Trust ESG & Climate US Large Cap Core ETF
Nominee Name/Address	Percentage Ownership
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	71.88%
Goldman Sachs & Co. LLC P.O. Box 3197 New York, NY 10282	19.30%

Northern Trust ESG & Climate Developed Markets ex-US Core ETF
Nominee Name/Address	Percentage Ownership
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	91.64%
Northern Trust Morningstar Global Upstream Natural Resources ETF
Nominee Name/Address	Percentage Ownership
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	63.16%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	11.47%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	9.22%
Northern Trust STOXX® Global Broad Infrastructure ETF
Nominee Name/Address	Percentage Ownership
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	80.16%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082	9.80%
Northern Trust Global Quality Real Estate ETF
Nominee Name/Address	Percentage Ownership
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	66.04%
ESL Federal Credit Union 100 Kings Highway South Rochester, NY 14617	10.86%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082	7.55%
Northern Trust Quality Dividend ETF
Nominee Name/Address	Percentage Ownership
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	48.00%
Pershing LLC 1 Pershing Plaza, 7th Floor Jersey City, NJ 07399	12.40%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082	7.29%
TIAA Trust, N.A. 211 North Broadway Suite 1000 St. Louis, MO 63102	6.91%

Northern Trust Quality Dividend Defensive ETF
Nominee Name/Address	Percentage Ownership
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	55.55%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082	11.19%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	7.72%
Northern Trust International Quality Dividend ETF
Nominee Name/Address	Percentage Ownership
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	52.27%
KeyBank, N.A 127 Public Square Cleveland, OH 44114	9.40%
RBC Wealth Management 60 South 6th Street Minneapolis, MN 55402	7.06%
Charles Schwab & Co., Inc. 801 S. Canal Street Phoenix, AZ 85082	6.89%
Northern Trust International Quality Dividend Dynamic ETF
Nominee Name/Address	Percentage Ownership
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082	27.80%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	15.81%
Merrill Lynch P.O. Box 2011 Lakewood, NJ 08701	12.14%
US Bank Securities Control 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212	11.67%
LPL Financial P.O. Box 629022 El Dorado Hills, CA 95762	6.76%
Pershing LLC 1 Pershing Plaza, 7th Floor Jersey City, NJ 07399	6.46%
UBS Financial Services, Inc 1000 Harbor Boulevard Weehawken, NJ 07086	5.24%

Northern Trust iBoxx® 3-Year Target Duration TIPS ETF
Nominee Name/Address	Percentage Ownership
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	83.66%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082	6.83%
Northern Trust iBoxx® 5-Year Target Duration TIPS ETF
Nominee Name/Address	Percentage Ownership
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	43.89%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082	24.75%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	13.31%
Pershing LLC 1 Pershing Plaza, 7th Floor Jersey City, NJ 07399	7.52%
Northern Trust Disciplined Duration MBS ETF
Nominee Name/Address	Percentage Ownership
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	35.18%
JPMorgan 500 Stanton Christiana Road Newark, DE 19713-2107	20.70%
Cornerstone National Bank & Trust One W Northwest Hwy Palatine, IL 60067	15.88%
Wells Fargo Clearing Services 1 North Jefferson Avenue St. Louis, MO 63103	8.79%
Morgan Stanley 1300 Thames Street, 7th Floor Baltimore, MD 21231	7.14%

Northern Trust Credit-Scored US Corporate Bond ETF
Nominee Name/Address	Percentage Ownership
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	28.89%
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	28.10%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	13.10%

Nominee Name/Address	Percentage Ownership
Morgan Stanley 1300 Thames Street, 7th Floor Baltimore, MD 21231	8.39%
JPMorgan 500 Stanton Christiana Road Newark, DE 19713-2107	5.58%
Northern Trust Credit-Scored US Long Corporate Bond ETF
Nominee Name/Address	Percentage Ownership
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082	24.26%
Cornerstone National Bank & Trust One W Northwest Hwy Palatine, IL 60067	15.10%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	13.38%
JPMorgan 500 Stanton Christiana Road Newark, DE 19713-2107	8.68%
Vanguard Brokerage Services 5951 Luckett Court, Suite A1 El Paso, TX 79932	7.65%
JPMorgan Securities LLC P.O. Box 183211 Columbus, OH 43218	6.71%
Pershing LLC 1 Pershing Plaza, 7th Floor Jersey City, NJ 07399	5.16%
Goldman Sachs & Co. LLC P.O. Box 3197 New York, NY 10282	5.11%
Northern Trust High Yield Value-Scored Bond ETF
Nominee Name/Address	Percentage Ownership
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	65.08%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082	9.64%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	6.84%
Northern Trust ESG & Climate Investment Grade Corporate Core ETF
Nominee Name/Address	Percentage Ownership
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	69.65%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082	15.80%

Nominee Name/Address	Percentage Ownership
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	7.14%
To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of any Fund, the shareholder may be deemed a “control person” of that Fund for purposes of the 1940 Act.
CODE OF ETHICS
The Trust and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by a Fund. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.
INVESTMENT ADVISER
NTI, a subsidiary of TNTC and an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.
NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.
TNTC is the principal subsidiary of Northern Trust Corporation. TNTC is located at 50 South LaSalle Street, Chicago, Illinois 60603.
TNTC is a member of the Federal Reserve System. Since 1889, TNTC has administered and managed assets for individuals, institutions and corporations. Unless otherwise indicated, NTI and TNTC are referred to collectively in this SAI as “Northern Trust.”
As of December 31, 2025, Northern Trust Corporation, through its affiliates, had assets under investment management of $1.8 trillion and assets under custody of $14.9 trillion.
Investment Advisory and Ancillary Services Agreement
Under the Trust’s Investment Advisory and Ancillary Services Agreement with the Investment Adviser for the Funds (the “Advisory Agreement”), the Investment Adviser, subject to the general supervision of the Board, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for each Fund and also provides certain ancillary services.
The Investment Adviser also is responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the Trust). In making investment recommendations for the Funds, if any, investment advisory personnel may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds’ accounts are customers of TNTC’s commercial banking department. These requirements are designed to prevent investment advisory personnel for the Funds from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.
The Advisory Agreement has been approved by the Board, including the “non-interested” Trustees and the initial shareholder of each Fund prior to the initial offering of shares of the Fund.
The Advisory Agreement provides that generally in selecting brokers or dealers to place orders for transactions on: (i) common and preferred stocks, the Investment Adviser shall use its best judgment to obtain the best overall terms available; and (ii) on bonds and other fixed-income obligations, the Investment Adviser shall attempt to obtain best net price and execution or, use its best judgment to obtain the best overall terms available.

Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions. Over-the-counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which generally are fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are normally traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will often deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Adviser or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Adviser also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems for certain purposes, certain news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts and computer software or on-line data feeds. These services and products may disproportionately benefit other accounts. For example, research or other services paid for through the Funds’ commissions may not be used in managing the Funds. In addition, other accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Funds and to such other accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products or services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.
The Investment Adviser has created a global trading desk that is designed to seek best execution for trading of certain securities outside of the U.S. The global trading desk has been assigned local traders who place trades on behalf of certain Funds pursuant to instructions given by the Investment Adviser. When utilizing the global trading desk, the Investment Adviser will instruct and delegate trading discretion to the local traders at the global trading desk to execute securities transactions on behalf of a Fund. Notwithstanding this delegation, the Investment Adviser retains responsibility for oversight of any trading activity conducted by the local traders at the global trading desk on behalf of a Fund.
The Investment Adviser and its affiliates also receive products and services that provide both research and non-research benefits to them (“mixed-use items”). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, the Investment Adviser must make a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. The Investment Adviser will pay for the non-research portion of the mixed-use items with hard dollars.
Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the advisory fees payable to the Investment Adviser by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.
The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Funds’ interests.

On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts (“other accounts”) managed by the Investment Adviser, the Advisory Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and its other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Fund or the amount of the securities that are able to be sold for a Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Advisory Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s opinion of the reliability and quality of the broker or dealer.
The Advisory Agreement provides that the Investment Adviser may render similar services to others so long as its services under the Advisory Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreement) or, in lieu thereof, contribute to resulting losses.
Pursuant to the Advisory Agreement, the Investment Adviser is responsible for most of the operating expenses of the Funds, except: (i) its advisory fees payable under the Advisory Agreement; (ii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (iii) interest expenses; (iv) brokerage expenses and other expenses (such as stamp taxes) in connection with the execution of portfolio transactions or in connection with creation and redemption transactions; (v) compensation and expenses of the non-interested trustees; (vi) compensation and expenses of counsel to the non-interested trustees; (vii) tax expenses; and (viii) extraordinary expenses, as determined under generally accepted accounting principles. For its services to each Fund, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).
NAME OF FUND	INVESTMENT ADVISORY FEE
Northern Trust US Quality Low Volatility ETF	0.08%
Northern Trust Developed Markets ex-US Quality Low Volatility ETF	0.12%
Northern Trust Emerging Markets Quality Low Volatility ETF	0.18%
Northern Trust Morningstar US Market Factor Tilt ETF	0.25%
Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF	0.39%
Northern Trust Morningstar Emerging Markets Factor Tilt ETF	0.57%
Northern Trust US Quality Large Cap ETF	0.25%
Northern Trust STOXX® US ESG Select ETF	0.32%
Northern Trust STOXX® Global ESG Select ETF	0.42%
Northern Trust ESG & Climate US Large Cap Core ETF	0.09%
Northern Trust ESG & Climate Developed Markets ex-US Core ETF	0.12%
Northern Trust Morningstar Global Upstream Natural Resources ETF	0.46%
Northern Trust STOXX® Global Broad Infrastructure ETF	0.47%
Northern Trust Global Quality Real Estate ETF	0.45%
Northern Trust Quality Dividend ETF	0.37%
Northern Trust Quality Dividend Defensive ETF	0.37%
Northern Trust International Quality Dividend ETF	0.47%
Northern Trust International Quality Dividend Dynamic ETF	0.47%
Northern Trust iBoxx® 3-Year Target Duration TIPS ETF	0.18%
Northern Trust iBoxx® 5-Year Target Duration TIPS ETF	0.18%
Northern Trust Disciplined Duration MBS ETF	0.20%
Northern Trust Credit-Scored US Corporate Bond ETF	0.15%
Northern Trust Credit-Scored US Long Corporate Bond ETF	0.15%
Northern Trust High Yield Value-Scored Bond ETF	0.37%
Northern Trust ESG & Climate Investment Grade Corporate Core ETF	0.12%
Unless sooner terminated, the Advisory Agreement will continue in effect with respect to a particular Fund until June 30, 2026, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually: (i) by the vote of a majority of the Trustees who are not parties to the agreement or “interested persons” (as such term is defined in the 1940 Act)

of any party thereto, cast at a meeting called for the purpose of voting on such approval; and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Fund (as defined under “Description of Shares”). The Advisory Agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser on 60 days’ written notice.
The table below provides the aggregate advisory fees paid to the Investment Adviser by each Fund in existence during the fiscal year ended October 31, 2023.
NAME OF FUND	ADVISORY FEES PAID
Northern Trust US Quality Low Volatility ETF	$399,546
Northern Trust Developed Markets ex-US Quality Low Volatility ETF	$234,875
Northern Trust Emerging Markets Quality Low Volatility ETF	$59,599
Northern Trust Morningstar US Market Factor Tilt ETF	$3,564,943
Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF	$2,016,539
Northern Trust Morningstar Emerging Markets Factor Tilt ETF	$1,388,377
Northern Trust US Quality Large Cap ETF	$335,673
Northern Trust STOXX® US ESG Select ETF	$551,704
Northern Trust STOXX® Global ESG Select ETF	$656,624
Northern Trust ESG & Climate US Large Cap Core ETF	$28,256
Northern Trust ESG & Climate Developed Markets ex-US Core ETF	$41,277
Northern Trust Morningstar Global Upstream Natural Resources ETF	$33,743,024
Northern Trust STOXX® Global Broad Infrastructure ETF	$10,896,769
Northern Trust Global Quality Real Estate ETF	$1,435,405
Northern Trust Quality Dividend ETF	$5,758,194
Northern Trust Quality Dividend Defensive ETF	$1,253,222
Northern Trust International Quality Dividend ETF	$2,485,060
Northern Trust International Quality Dividend Dynamic ETF	$412,971
Northern Trust iBoxx® 3-Year Target Duration TIPS ETF	$3,566,309
Northern Trust iBoxx® 5-Year Target Duration TIPS ETF	$1,283,920
Northern Trust Disciplined Duration MBS ETF	$163,535
Northern Trust Credit-Scored US Corporate Bond ETF	$547,702
Northern Trust Credit-Scored US Long Corporate Bond ETF	$73,984
Northern Trust High Yield Value-Scored Bond ETF	$4,010,051
Northern Trust ESG & Climate Investment Grade Corporate Core ETF	$39,929
The table below provides the aggregate advisory fees paid to the Investment Adviser by each Fund in existence during the fiscal year ended October 31, 2024.
NAME OF FUND	ADVISORY FEES PAID
Northern Trust US Quality Low Volatility ETF	$292,853
Northern Trust Developed Markets ex-US Quality Low Volatility ETF	$172,766
Northern Trust Emerging Markets Quality Low Volatility ETF	$58,103
Northern Trust Morningstar US Market Factor Tilt ETF	$3,958,163
Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF	$1,942,316
Northern Trust Morningstar Emerging Markets Factor Tilt ETF	$1,499,259
Northern Trust US Quality Large Cap ETF	$530,364
Northern Trust STOXX® US ESG Select ETF	$588,795
Northern Trust STOXX® Global ESG Select ETF	$715,111
Northern Trust ESG & Climate US Large Cap Core ETF	$47,533
Northern Trust ESG & Climate Developed Markets ex-US Core ETF	$60,979
Northern Trust Morningstar Global Upstream Natural Resources ETF	$28,846,680
Northern Trust STOXX® Global Broad Infrastructure ETF	$10,648,404
Northern Trust Global Quality Real Estate ETF	$1,445,175
Northern Trust Quality Dividend ETF	$6,419,509
Northern Trust Quality Dividend Defensive ETF	$1,358,262
Northern Trust International Quality Dividend ETF	$2,678,688
Northern Trust International Quality Dividend Dynamic ETF	$339,390
Northern Trust iBoxx® 3-Year Target Duration TIPS ETF	$3,231,296
Northern Trust iBoxx® 5-Year Target Duration TIPS ETF	$1,346,584
Northern Trust Disciplined Duration MBS ETF	$157,011
Northern Trust Credit-Scored US Corporate Bond ETF	$587,066
Northern Trust Credit-Scored US Long Corporate Bond ETF	$58,041

NAME OF FUND	ADVISORY FEES PAID
Northern Trust High Yield Value-Scored Bond ETF	$5,210,438
Northern Trust ESG & Climate Investment Grade Corporate Core ETF	$46,374
The table below provides the aggregate advisory fees paid to the Investment Adviser by each Fund in existence during the fiscal year ended October 31, 2025.
NAME OF FUND	ADVISORY FEES PAID
Northern Trust US Quality Low Volatility ETF	$124,160
Northern Trust Developed Markets ex-US Quality Low Volatility ETF	$74,248
Northern Trust Emerging Markets Quality Low Volatility ETF	$27,897
Northern Trust Morningstar US Market Factor Tilt ETF	$4,298,789
Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF	$1,927,843
Northern Trust Morningstar Emerging Markets Factor Tilt ETF	$1,497,957
Northern Trust US Quality Large Cap ETF	$1,134,266
Northern Trust STOXX® US ESG Select ETF	$417,335
Northern Trust STOXX® Global ESG Select ETF	$415,977
Northern Trust ESG & Climate US Large Cap Core ETF	$63,740
Northern Trust ESG & Climate Developed Markets ex-US Core ETF	$67,327
Northern Trust Morningstar Global Upstream Natural Resources ETF	$23,051,838
Northern Trust STOXX® Global Broad Infrastructure ETF	$12,192,446
Northern Trust Global Quality Real Estate ETF	$1,776,826
Northern Trust Quality Dividend ETF	$6,871,240
Northern Trust Quality Dividend Defensive ETF	$1,588,706
Northern Trust International Quality Dividend ETF	$3,214,909
Northern Trust International Quality Dividend Dynamic ETF	$331,093
Northern Trust iBoxx® 3-Year Target Duration TIPS ETF	$4,251,326
Northern Trust iBoxx® 5-Year Target Duration TIPS ETF	$1,444,760
Northern Trust Disciplined Duration MBS ETF	$172,564
Northern Trust Credit-Scored US Corporate Bond ETF	$774,108
Northern Trust Credit-Scored US Long Corporate Bond ETF	$59,621
Northern Trust High Yield Value-Scored Bond ETF	$4,956,842
Northern Trust ESG & Climate Investment Grade Corporate Core ETF	$53,830
The Investment Adviser reimbursed advisory fees paid by each Fund for the fiscal year ended October 31, 2025 as set forth in the table below:
NAME OF FUND	ADVISORY FEES REIMBURSED
Northern Trust US Quality Low Volatility ETF	$5,510
Northern Trust Developed Markets ex-US Quality Low Volatility ETF	$17,218
Northern Trust Emerging Markets Quality Low Volatility ETF	$576
Northern Trust Morningstar US Market Factor Tilt ETF	$81,556
Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF	$56,627
Northern Trust Morningstar Emerging Markets Factor Tilt ETF	$14,814
Northern Trust US Quality Large Cap ETF	$19,135
Northern Trust STOXX® US ESG Select ETF	$5,673
Northern Trust STOXX® Global ESG Select ETF	$24,889
Northern Trust ESG & Climate US Large Cap Core ETF	$3,519
Northern Trust ESG & Climate Developed Markets ex-US Core ETF	$17,698
Northern Trust Morningstar Global Upstream Natural Resources ETF	$250,907
Northern Trust STOXX® Global Broad Infrastructure ETF	$139,001
Northern Trust Global Quality Real Estate ETF	$39,096
Northern Trust Quality Dividend ETF	$87,098
Northern Trust Quality Dividend Defensive ETF	$19,945
Northern Trust International Quality Dividend ETF	$82,312
Northern Trust International Quality Dividend Dynamic ETF	$23,042
Northern Trust iBoxx® 3-Year Target Duration TIPS ETF	$108,644
Northern Trust iBoxx® 5-Year Target Duration TIPS ETF	$35,561
Northern Trust Disciplined Duration MBS ETF	$4,389
Northern Trust Credit-Scored US Corporate Bond ETF	$25,531
Northern Trust Credit-Scored US Long Corporate Bond ETF	$2,049

NAME OF FUND	ADVISORY FEES REIMBURSED
Northern Trust High Yield Value-Scored Bond ETF	$68,604
Northern Trust ESG & Climate Investment Grade Corporate Core ETF	$2,366
Effective March 1, 2026, NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than 12b-1 fees, tax expenses, extraordinary expenses, and acquired fund fees and expenses (“Acquired Fund Fees and Expenses”)) so that total annual fund operating expenses after expense reimbursement do not exceed the Fund’s management fee plus (+) .0049%.
The contractual expense reimbursement arrangements are expected to continue until at least March 1, 2027 and will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The arrangements may be terminated, with respect to a Fund, as to any succeeding Renewal Year, by NTI or the Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board of Trustees may terminate the arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.
NTI may reimburse additional expenses or waive all or a portion of the management fees of the Funds. Any such additional expense reimbursement or fee waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time.
NTI voluntarily waived expenses for certain Funds during the fiscal year ended October 31, 2025, as set forth in the table below.
The table below provides the reimbursements made by the Investment Adviser to each Fund in existence during the fiscal year ended October 31, 2023.
NAME OF FUND	EXPENSE REIMBURSEMENTS BY NTI
Northern Trust US Quality Low Volatility ETF	$6,191
Northern Trust Developed Markets ex-US Quality Low Volatility ETF	$2,620
Northern Trust Emerging Markets Quality Low Volatility ETF	$515
Northern Trust Morningstar US Market Factor Tilt ETF	$50,967
Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF	$21,291
Northern Trust Morningstar Emerging Markets Factor Tilt ETF	$45,848
Northern Trust US Quality Large Cap ETF	$4,459
Northern Trust STOXX® US ESG Select ETF	$6,051
Northern Trust STOXX® Global ESG Select ETF	$5,417
Northern Trust ESG & Climate US Large Cap Core ETF	$927
Northern Trust ESG & Climate Developed Markets ex-US Core ETF	$1,012
Northern Trust Morningstar Global Upstream Natural Resources ETF	$322,945
Northern Trust STOXX® Global Broad Infrastructure ETF	$90,757
Northern Trust Global Quality Real Estate ETF	$14,271
Northern Trust Quality Dividend ETF	$55,150
Northern Trust Quality Dividend Defensive ETF	$12,200
Northern Trust International Quality Dividend ETF	$62,037
Northern Trust International Quality Dividend Dynamic ETF	$3,318
Northern Trust iBoxx® 3-Year Target Duration TIPS ETF	$74,099
Northern Trust iBoxx® 5-Year Target Duration TIPS ETF	$24,059
Northern Trust Disciplined Duration MBS ETF	$3,410
Northern Trust Credit-Scored US Corporate Bond ETF	$8,442
Northern Trust Credit-Scored US Long Corporate Bond ETF	$3,529
Northern Trust High Yield Value-Scored Bond ETF	$119,275
Northern Trust ESG & Climate Investment Grade Corporate Core ETF	$1,263
The table below provides the reimbursements made by the Investment Adviser to each Fund in existence during the fiscal year ended October 31, 2024.
NAME OF FUND	EXPENSE REIMBURSEMENTS BY NTI
Northern Trust US Quality Low Volatility ETF	$10,675
Northern Trust Developed Markets ex-US Quality Low Volatility ETF	$7,485
Northern Trust Emerging Markets Quality Low Volatility ETF	$839
Northern Trust Morningstar US Market Factor Tilt ETF	$81,098

NAME OF FUND	EXPENSE REIMBURSEMENTS BY NTI
Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF	$62,619
Northern Trust Morningstar Emerging Markets Factor Tilt ETF	$23,236
Northern Trust US Quality Large Cap ETF	$8,989
Northern Trust STOXX® US ESG Select ETF	$10,684
Northern Trust STOXX® Global ESG Select ETF	$27,571
Northern Trust ESG & Climate US Large Cap Core ETF	$2,439
Northern Trust ESG & Climate Developed Markets ex-US Core ETF	$5,628
Northern Trust Morningstar Global Upstream Natural Resources ETF	$423,278
Northern Trust STOXX® Global Broad Infrastructure ETF	$130,065
Northern Trust Global Quality Real Estate ETF	$18,713
Northern Trust Quality Dividend ETF	$87,676
Northern Trust Quality Dividend Defensive ETF	$17,805
Northern Trust International Quality Dividend ETF	$69,338
Northern Trust International Quality Dividend Dynamic ETF	$22,845
Northern Trust iBoxx® 3-Year Target Duration TIPS ETF	$101,998
Northern Trust iBoxx® 5-Year Target Duration TIPS ETF	$45,541
Northern Trust Disciplined Duration MBS ETF	$3,900
Northern Trust Credit-Scored US Corporate Bond ETF	$17,649
Northern Trust Credit-Scored US Long Corporate Bond ETF	$2,699
Northern Trust High Yield Value-Scored Bond ETF	$148,293
Northern Trust ESG & Climate Investment Grade Corporate Core ETF	$1,890
The table below provides the reimbursements made by the Investment Adviser to each Fund in existence during the fiscal year ended October 31, 2025.
NAME OF FUND	EXPENSE REIMBURSEMENTS BY NTI
Northern Trust US Quality Low Volatility ETF	$5,510
Northern Trust Developed Markets ex-US Quality Low Volatility ETF	$17,218
Northern Trust Emerging Markets Quality Low Volatility ETF	$576
Northern Trust Morningstar US Market Factor Tilt ETF	$81,556
Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF	$56,627
Northern Trust Morningstar Emerging Markets Factor Tilt ETF	$14,814
Northern Trust US Quality Large Cap ETF	$19,135
Northern Trust STOXX® US ESG Select ETF	$5,673
Northern Trust STOXX® Global ESG Select ETF	$24,889
Northern Trust ESG & Climate US Large Cap Core ETF	$3,519
Northern Trust ESG & Climate Developed Markets ex-US Core ETF	$17,698
Northern Trust Morningstar Global Upstream Natural Resources ETF	$250,907
Northern Trust STOXX® Global Broad Infrastructure ETF	$139,001
Northern Trust Global Quality Real Estate ETF	$39,096
Northern Trust Quality Dividend ETF	$87,098
Northern Trust Quality Dividend Defensive ETF	$19,945
Northern Trust International Quality Dividend ETF	$82,312
Northern Trust International Quality Dividend Dynamic ETF	$23,042
Northern Trust iBoxx® 3-Year Target Duration TIPS ETF	$108,644
Northern Trust iBoxx® 5-Year Target Duration TIPS ETF	$35,561
Northern Trust Disciplined Duration MBS ETF	$4,389
Northern Trust Credit-Scored US Corporate Bond ETF	$25,531
Northern Trust Credit-Scored US Long Corporate Bond ETF	$2,049
Northern Trust High Yield Value-Scored Bond ETF	$68,604
Northern Trust ESG & Climate Investment Grade Corporate Core ETF	$2,366
Under the Advisory Agreement with the Trust, Northern Trust Corporation agrees that the name “FlexShares” may be used in connection with the Trust’s business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name “FlexShares” to any other person. The Advisory Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name “FlexShares.”
BROKERAGE TRANSACTIONS
The table below shows the aggregate dollar amount of brokerage commissions paid by each Fund in existence during the fiscal year ended October 31, 2023.

NAME OF FUND	BROKERAGE COMMISSIONS	AMOUNT OF TRANSACTIONS INVOLVED
Northern Trust US Quality Low Volatility ETF	$1,506.81	$33,542,772.44
Northern Trust Developed Markets ex-US Quality Low Volatility ETF	$688.92	$19,842,818.26
Northern Trust Emerging Markets Quality Low Volatility ETF	$14,350.82	$26,632,166.11
Northern Trust Morningstar US Market Factor Tilt ETF	$6,257.24	$198,074,014.23
Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF	$6,159.62	$162,573,233.36
Northern Trust Morningstar Emerging Markets Factor Tilt ETF	$48,240.40	$191,893,117.48
Northern Trust US Quality Large Cap ETF	$644.67	$20,382,600.21
Northern Trust STOXX® US ESG Select ETF	$312.91	$21,765,547.14
Northern Trust STOXX® Global ESG Select ETF	$930.32	$28,981,138.42
Northern Trust ESG & Climate US Large Cap Core ETF	$239.25	$3,997,537.33
Northern Trust ESG & Climate Developed Markets ex-US Core ETF	$419.69	$8,309,813.59
Northern Trust Morningstar Global Upstream Natural Resources ETF	$2,332,016.85	$2,683,236,537.12
Northern Trust STOXX® Global Broad Infrastructure ETF	$35,693.09	$454,602,953.35
Northern Trust Global Quality Real Estate ETF	$4,860.21	$97,922,458.90
Northern Trust Quality Dividend ETF	$4,002.64	$210,726,411.31
Northern Trust Quality Dividend Defensive ETF	$975.47	$57,835,471.26
Northern Trust International Quality Dividend ETF	$47,647.50	$348,066,168.68
Northern Trust International Quality Dividend Dynamic ETF	$19,445.31	$84,482,559.51
Northern Trust iBoxx® 3-Year Target Duration TIPS ETF	-	-
Northern Trust iBoxx® 5-Year Target Duration TIPS ETF	-	-
Northern Trust Disciplined Duration MBS ETF	-	-
Northern Trust Credit-Scored US Corporate Bond ETF	-	-
Northern Trust Credit-Scored US Long Corporate Bond ETF	-	-
Northern Trust High Yield Value-Scored Bond ETF	-	-
Northern Trust ESG & Climate Investment Grade Corporate Core ETF	-	-
The table below shows the aggregate dollar amount of brokerage commissions paid by each Fund in existence during the fiscal year ended October 31, 2024.
NAME OF FUND	BROKERAGE COMMISSIONS	AMOUNT OF TRANSACTIONS INVOLVED
Northern Trust US Quality Low Volatility ETF	$289.35	$14,309,885.55
Northern Trust Developed Markets ex-US Quality Low Volatility ETF	$1,031.86	$15,579,707.93
Northern Trust Emerging Markets Quality Low Volatility ETF	$15,807.74	$29,644,401.66
Northern Trust Morningstar US Market Factor Tilt ETF	$5,667.87	$202,858,673.55
Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF	$5,594.18	$111,111,632.89
Northern Trust Morningstar Emerging Markets Factor Tilt ETF	$45,760.59	$189,993,540.87
Northern Trust US Quality Large Cap ETF	$2,509.01	$57,162,483.75
Northern Trust STOXX® US ESG Select ETF	$414.77	$26,822,128.62
Northern Trust STOXX® Global ESG Select ETF	$3,622.12	$38,833,871.53
Northern Trust ESG & Climate US Large Cap Core ETF	$394.60	$8,278,285.37
Northern Trust ESG & Climate Developed Markets ex-US Core ETF	$300.79	$11,695,635.55
Northern Trust Morningstar Global Upstream Natural Resources ETF	$399,098.10	$2,102,492,136.58
Northern Trust STOXX® Global Broad Infrastructure ETF	$30,097.64	$420,571,075.24
Northern Trust Global Quality Real Estate ETF	$4,233.61	$85,984,899.16
Northern Trust Quality Dividend ETF	$2,846.94	$206,641,850.31
Northern Trust Quality Dividend Defensive ETF	$392.51	$44,802,078.41
Northern Trust International Quality Dividend ETF	$49,391.71	$331,549,895.95
Northern Trust International Quality Dividend Dynamic ETF	$6,586.17	$42,450,572.07
Northern Trust iBoxx® 3-Year Target Duration TIPS ETF	-	-
Northern Trust iBoxx® 5-Year Target Duration TIPS ETF	-	-
Northern Trust Disciplined Duration MBS ETF	-	-
Northern Trust Credit-Scored US Corporate Bond ETF	-	-
Northern Trust Credit-Scored US Long Corporate Bond ETF	-	-
Northern Trust High Yield Value-Scored Bond ETF	-	-
Northern Trust ESG & Climate Investment Grade Corporate Core ETF	-	-

The table below shows the aggregate dollar amount of brokerage commissions paid by each Fund in existence during the fiscal year ended October 31, 2025.
NAME OF FUND	BROKERAGE COMMISSIONS	AMOUNT OF TRANSACTIONS INVOLVED
Northern Trust US Quality Low Volatility ETF	$907.98	$21,675,848.67
Northern Trust Developed Markets ex-US Quality Low Volatility ETF	$2,938.79	$27,269,088.21
Northern Trust Emerging Markets Quality Low Volatility ETF	$3,993.52	$12,996,532.38
Northern Trust Morningstar US Market Factor Tilt ETF	$6,301.21	$211,105,304.28
Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF	$6,669.21	$128,860,939.38
Northern Trust Morningstar Emerging Markets Factor Tilt ETF	$42,852.18	$210,205,990.41
Northern Trust US Quality Large Cap ETF	$1,985.28	$105,274,256.41
Northern Trust STOXX® US ESG Select ETF	$734.90	$19,173,781.70
Northern Trust STOXX® Global ESG Select ETF	$3,534.92	$39,362,451
Northern Trust ESG & Climate US Large Cap Core ETF	$352.81	$8,092,939.29
Northern Trust ESG & Climate Developed Markets ex-US Core ETF	$1,584.89	$17,396,745.54
Northern Trust Morningstar Global Upstream Natural Resources ETF	$483,385.21	$2,065,131,371.55
Northern Trust STOXX® Global Broad Infrastructure ETF	$59,519.88	$605,348,899.24
Northern Trust Global Quality Real Estate ETF	$9,729.69	$152,440,200.74
Northern Trust Quality Dividend ETF	$1,515.37	$200,869,093.40
Northern Trust Quality Dividend Defensive ETF	$1,044.32	$63,871,593.62
Northern Trust International Quality Dividend ETF	$102,710.28	$565,298,874.96
Northern Trust International Quality Dividend Dynamic ETF	$12,610.66	$61,405,815.76
Northern Trust iBoxx® 3-Year Target Duration TIPS ETF	-	-
Northern Trust iBoxx® 5-Year Target Duration TIPS ETF	-	-
Northern Trust Disciplined Duration MBS ETF	-	-
Northern Trust Credit-Scored US Corporate Bond ETF	-	-
Northern Trust Credit-Scored US Long Corporate Bond ETF	-	-
Northern Trust High Yield Value-Scored Bond ETF	-	-
Northern Trust ESG & Climate Investment Grade Corporate Core ETF	-	-
During the fiscal year ended October 31, 2025, the Trust did not direct any brokerage transactions to brokers because of research services provided.
The value of the Northern Trust US Quality Low Volatility ETF’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) as of October 31, 2025 if any portion of such holdings were purchased during the period ended October 31, 2025 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
J.P. Morgan Securities LLC	E	$486,592
The value of the Northern Trust Developed Markets ex-US Quality Low Volatility ETF’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) as of October 31, 2025 if any portion of such holdings were purchased during the period ended October 31, 2025 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Scotia Capital (USA) Inc.	E	$225,322
The value of the Northern Trust Morningstar US Market Factor Tilt ETF’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) as of October 31, 2025 if any portion of such holdings were purchased during the period ended October 31, 2025 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
BofA Securities, Inc.	E	$9,548,842
Citigroup Global Markets Inc.	E	$4,965,332
Goldman Sachs & Co. LLC	E	$6,393,897
J.P. Morgan Securities LLC	E	$22,493,976

Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Morgan Stanley & Co. LLC	E	$5,387,400
Virtu Americas LLC	E	$564,408
The value of the Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) as of October 31, 2025 if any portion of such holdings were purchased during the period ended October 31, 2025 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Barclays Capital, Inc.	E	$1,608,318
Citigroup Global Markets Inc.	E	$6,919,544
HSBC Securities (USA) Inc.	E	$5,055,664
Macquarie Group Limited	E	$576,900
UBS Securities LLC	E	$1,358,513
The value of the Northern Trust US Quality Large Cap ETF’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) as of October 31, 2025 if any portion of such holdings were purchased during the fiscal year ended October 31, 2025 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
BofA Securities, Inc.	E	$9,838,648
Citigroup Global Markets Inc.	E	$10,612,751
Goldman Sachs & Co. LLC	E	$7,374,295
J.P. Morgan Securities LLC	E	$13,778,883
Morgan Stanley & Co. LLC	E	$4,879,984
The value of the Northern Trust STOXX® US ESG Select ETF’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) as of October 31, 2025 if any portion of such holdings were purchased during the period ended October 31, 2025 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Morgan Stanley & Co. LLC	E	$552,024
Goldman Sachs & Co. LLC	E	$1,120,116
BofA Securities, Inc.	E	$1,688,004
Citigroup Global Markets Inc.	E	$1,045,605
The value of the Northern Trust STOXX® Global ESG Select ETF’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) as of October 31, 2025 if any portion of such holdings were purchased during the period ended October 31, 2025 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Barclays Capital, Inc.	E	$134,861
BNP Paribas Securities Corp.	E	$221,366
Citigroup Global Markets Inc.	E	$692,413
HSBC Securities (USA) Inc.	E	$512,348
J.P. Morgan Securities LLC	E	$4,847,250
Macquarie Capital (USA) Inc.	E	$111,603
The value of the Northern Trust ESG & Climate US Large Cap Core ETF’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) as of October 31, 2025 if any portion of such holdings were purchased during the period ended October 31, 2025 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
J.P. Morgan Securities LLC	E	$1,820,052
Morgan Stanley & Co. LLC	E	$442,800

The value of the Northern Trust ESG & Climate Developed Markets ex-US Core ETF’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) as of October 31, 2025 if any portion of such holdings were purchased during the period ended October 31, 2025 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Barclays Capital, Inc.	E	$302,372
HSBC Securities (USA) Inc.	E	$648,319
The value of the Northern Trust Quality Dividend ETF’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) as of October 31, 2025 if any portion of such holdings were purchased during the period ended October 31, 2025 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
BofA Securities, Inc.	E	$1,651,979
The value of the Northern Trust Quality Dividend Defensive ETF’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) as of October 31, 2025 if any portion of such holdings were purchased during the period ended October 31, 2025 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
BofA Securities, Inc.	E	$279,490
The value of the Northern Trust International Quality Dividend ETF’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) as of October 31, 2025 if any portion of such holdings were purchased during the period ended October 31, 2025 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
HSBC Securities (USA) Inc.	E	$15,584,293
Scotia Capital (USA) Inc.	E	$1,544,164
The value of the Northern Trust International Quality Dividend Dynamic ETF’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) as of October 31, 2025 if any portion of such holdings were purchased during the period ended October 31, 2025 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
BNP Paribas Securities Corp.	E	$510,844
HSBC Securities (USA) Inc.	E	$1,516,968
The value of the Northern Trust Credit-Scored US Corporate Bond ETF’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) as of October 31, 2025 if any portion of such holdings were purchased during the period ended October 31, 2025 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
BofA Securities, Inc.	D	$12,198,377
Goldman Sachs & Co. LLC	D	$2,939,953
J.P. Morgan Securities LLC	D	$17,064,677
Jefferies LLC	D	$262,362
Morgan Stanley	D	$3,713,474
Nomura Securities International, Inc.	D	$1,186,021

The value of the Northern Trust Credit-Scored US Long Corporate Bond ETF’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) as of October 31, 2025 if any portion of such holdings were purchased during the period ended October 31, 2025 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
BofA Securities, Inc.	D	$304,064
Goldman Sachs & Co. LLC	D	$208,161
J.P. Morgan Securities LLC	D	$252,686
Morgan Stanley	D	$116,172
Wells Fargo Securities, LLC	D	$696,200
The value of the Northern Trust High Yield Value-Scored Bond ETF’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) as of October 31, 2025 if any portion of such holdings were purchased during the period ended October 31, 2025 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Jane Street Execution Services, LLC	D	$325,541
Jefferies LLC	D	$2,135,466
The value of the Northern Trust ESG & Climate Investment Grade Corporate Core ETF’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) as of October 31, 2025 if any portion of such holdings were purchased during the period ended October 31, 2025 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Barclays Capital, Inc.	D	$393,438
BofA Securities, Inc.	D	$34,604
Goldman Sachs & Co. LLC	D	$1,353,611
JP Morgan	D	$1,260,139
Morgan Stanley & Co. LLC	D	$1,024,510
UBS Securities LLC	D	$208,857
No other Fund held securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) during the fiscal year ended October 31, 2025.
There were no brokerage commissions paid to any affiliated broker or dealer of NTI during the fiscal year ended October 31, 2025.
PORTFOLIO MANAGERS

NAME OF FUND	PORTFOLIO MANAGERS
Northern Trust US Quality Low Volatility ETF	Robert Anstine, Brendan Sullivan, Volter Bagriy and Lucy Johnston
Northern Trust Developed Markets ex-US Quality Low Volatility ETF	Robert Anstine, Brendan Sullivan and Volter Bagriy
Northern Trust Emerging Markets Quality Low Volatility ETF	Robert Anstine, Brendan Sullivan and Yair Walny
Northern Trust Morningstar US Market Factor Tilt ETF	Robert Anstine, Brendan Sullivan, Alan Aung and Aaron Wang
Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF	Robert Anstine, Brendan Sullivan and Volter Bagriy
Northern Trust Morningstar Emerging Markets Factor Tilt ETF	Robert Anstine, Brendan Sullivan and Volter Bagriy
Northern Trust US Quality Large Cap ETF	Robert Anstine, Brendan Sullivan, Yair Walny and Keith Carroll
Northern Trust STOXX® US ESG Select ETF	Robert Anstine, Brendan Sullivan, Steven Santiccioli and Michael Gleeman
Northern Trust STOXX® Global ESG Select ETF	Robert Anstine, Brendan Sullivan and Yair Walny
Northern Trust ESG & Climate US Large Cap Core ETF	Robert Anstine, Steven Santiccioli, Brendan Sullivan and Shivani Shah
Northern Trust ESG & Climate Developed Markets ex-US Core ETF	Robert Anstine, Alan Aung and Steven Santiccioli
Northern Trust Morningstar Global Upstream Natural Resources ETF	Robert Anstine, Brendan Sullivan and Volter Bagriy
Northern Trust STOXX® Global Broad Infrastructure ETF	Robert Anstine, Brendan Sullivan and Yair Walny

NAME OF FUND	PORTFOLIO MANAGERS
Northern Trust Global Quality Real Estate ETF	Robert Anstine, Brendan Sullivan and Volter Bagriy
Northern Trust Quality Dividend ETF	Robert Anstine, Brendan Sullivan, Steven Santiccioli and Chris Jaeger
Northern Trust Quality Dividend Defensive ETF	Robert Anstine, Brendan Sullivan, Yair Walny and Errol Mitchell
Northern Trust International Quality Dividend ETF	Robert Anstine, Brendan Sullivan and Alan Aung
Northern Trust International Quality Dividend Dynamic ETF	Robert Anstine, Brendan Sullivan and Steven Santiccioli
Northern Trust iBoxx® 3-Year Target Duration TIPS ETF	David M. Alongi and Michael R. Chico
Northern Trust iBoxx® 5-Year Target Duration TIPS ETF	David M. Alongi and Michael R. Chico
Northern Trust Disciplined Duration MBS ETF	David Alongi, Michael R. Chico, Kevin O’Shaughnessy and Dmitri Artemiev
Northern Trust Credit-Scored US Corporate Bond ETF	Benjamin Gord, Chaitanya Mandavakuriti and Manan Mehta
Northern Trust Credit-Scored US Long Corporate Bond ETF	Benjamin Gord, Chaitanya Mandavakuriti and Manan Mehta
Northern Trust High Yield Value-Scored Bond ETF	Benjamin McCubbin, Chaitanya Mandavakuriti, Benjamin Gord and Manan Mehta
Northern Trust ESG & Climate Investment Grade Corporate Core ETF	Mousumi Chinara, Michael R. Chico and David M. Alongi
Accounts Managed by Portfolio Managers
The table below discloses accounts within each type of category listed below for which David M. Alongi was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2025.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	4	$3,581,124,107	0	$0
Other Registered Investment Companies:	16	$3,669,211,404	0	$0
Other Pooled Investment Vehicles:	15	$53,920,992,227	0	$0
Other Accounts:	9	$6,255,832,988	0	$0
The table below discloses accounts within each type of category listed below for which Robert Anstine was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2025.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	18	$15,897,995,354	0	$0
Other Registered Investment Companies:	2	$8,429,363,289	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0
The table below discloses accounts within each type of category listed below for which Dmitri Artemiev was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2025.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	1	$88,794,499	0	$0
Other Registered Investment Companies:	3	$592,030,250	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	26	$26,026,951,592	0	$0
The table below discloses accounts within each type of category listed below for which Alan Aung was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2025.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	3	$2,741,365,608	0	$0
Other Registered Investment Companies:	1	$721,972,945	0	$0
Other Pooled Investment Vehicles:	2	$18,416,821,937	0	$0
Other Accounts:	15	$8,455,142,766	0	$0
The table below discloses accounts within each type of category listed below for which Volter Bagriy was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2025.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	6	$7,125,133,080	0	$0
Other Registered Investment Companies:	3	$2,693,451,972	0	$0
Other Pooled Investment Vehicles:	16	$74,564,204,425	0	$0
Other Accounts:	7	$5,310,867,531	0	$0
The table below discloses accounts within each type of category listed below for which Keith Carroll was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2025.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	1	$666,256,574	0	$0
Other Registered Investment Companies:	2	$17,840,433,889	0	$0
Other Pooled Investment Vehicles:	20	$40,442,517,210	0	$0
Other Accounts:	6	$24,562,282,680	0	$0
The table below discloses accounts within each type of category listed below for which Michael R. Chico was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2025.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	4	$3,581,519,900	0	$0
Other Registered Investment Companies:	2	$55,055,344	0	$0
Other Pooled Investment Vehicles:	11	$270,823,382	0	$0
Other Accounts:	24	$12,398,165,306	0	$0
The table below discloses accounts within each type of category listed below for which Mousumi Chinara was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2025.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	1	$41,693,883	0	$0
Other Registered Investment Companies:	1	$2,515,485,279	0	$0
Other Pooled Investment Vehicles:	15	$34,141,197,065	0	$0
Other Accounts:	7	$4,365,199,924	0	$0
The table below discloses accounts within each type of category listed below for which Michael Gleeman was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2025.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	1	$129,211,399	0	$0
Other Registered Investment Companies:	4	$5,230,346,898	0	$0
Other Pooled Investment Vehicles:	9	$31,522,316,989	0	$0
Other Accounts:	9	$9,089,858,660	0	$0
The table below discloses accounts within each type of category listed below for which Benjamin Gord was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2025.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	4	$2,069,094,563	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0
The table below discloses accounts within each type of category listed below for which Chris Jaeger was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2025.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	1	$1,987,049,657	0	$0
Other Registered Investment Companies:	4	$20,628,758,705	0	$0
Other Pooled Investment Vehicles:	10	$76,978,517,191	0	$0
Other Accounts:	6	$14,056,546,305	0	$0
The table below discloses accounts within each type of category listed below for which Lucy Johnston was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2025.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	1	$142,637,458	0	$0
Other Registered Investment Companies:	3	$20,448,350,420	0	$0
Other Pooled Investment Vehicles:	9	$107,946,458,575	0	$0
Other Accounts:	11	$890,787,434	0	$0
The table below discloses accounts within each type of category listed below for which Chaitanya Mandavakuriti was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2025.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	5	$3,415,160,722	0	$0
Other Registered Investment Companies:	4	$2,494,338,111	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Other Accounts:	62	$8,805,462,932	0	$0
The table below discloses accounts within each type of category listed below for which Benjamin J. McCubbin was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2025.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	1	$1,236,718,096	0	$0
Other Registered Investment Companies:	1	$2,321,339,668	0	$0
Other Pooled Investment Vehicles:	2	$1,349,462,748	0	$0
Other Accounts:	4	$1,151,919,358	0	$0
The table below discloses accounts within each type of category listed below for which Manan Mehta was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2025.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	3	$1,924,181,090	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	1	$133,449,000	0	$0
Other Accounts:	1	$1,201,825,000	0	$0
The table below discloses accounts within each type of category listed below for which Errol Mitchell was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2025.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	1	$473,749,238	0	$0
Other Registered Investment Companies:	1	$2,014,469,369	0	$0
Other Pooled Investment Vehicles:	18	$20,321,001,636	0	$0
Other Accounts:	6	$16,386,941,434	0	$0
The table below discloses accounts within each type of category listed below for which Kevin O’Shaughnessy was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2025.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	1	$88,794,499	0	$0
Other Registered Investment Companies:	1	$2,515,485,279	0	$0
Other Pooled Investment Vehicles:	4	$10,305,769,385	0	$0
Other Accounts:	26	$20,208,177,320	0	$0
The table below discloses accounts within each type of category listed below for which Steven Santiccioli was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2025.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	5	$2,369,762,386	0	$0
Other Registered Investment Companies:	5	$11,269,790,399	0	$0
Other Pooled Investment Vehicles:	4	$15,044,398,668	0	$0
Other Accounts:	5	$2,516,881,680	0	$0
The table below discloses accounts within each type of category listed below for which Shivani Shah was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2025.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	1	$82,773,141	0	$0
Other Registered Investment Companies:	3	$20,448,350,420	0	$0
Other Pooled Investment Vehicles:	7	$12,541,614,238	0	$0
Other Accounts:	14	$8,107,366,354	0	$0
The table below discloses accounts within each type of category listed below for which Brendan Sullivan was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2025.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	17	$15,828,277,000	0	$0
Other Registered Investment Companies:	4	$11,099,463,000	0	$0
Other Pooled Investment Vehicles:	3	$21,253,306,000	0	$0
Other Accounts:	7	$1,715,531,000	0	$0
The table below discloses accounts within each type of category listed below for which Yair Walny was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2025.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	5	$4,228,145,894	0	$0
Other Registered Investment Companies:	1	$2,359,896,756	0	$0
Other Pooled Investment Vehicles:	2	$2,983,390,043	0	$0
Other Accounts:	10	$4,557,997,845	0	$0
The table below discloses accounts within each type of category listed below for which Aaron Wang* was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2025.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	1	$1,836,290,405	0	$0
Other Registered Investment Companies:	1	$1,358,484,059	0	$0
Other Pooled Investment Vehicles:	8	$17,357,496,397	0	$0
Other Accounts:	9	$16,111,725,474	0	$0

*
Aaron Wang became a Portfolio Manager of the Northern Trust Morningstar US Market Factor Tilt ETF effective March 1, 2026.
Material Conflicts of Interest
NTI’s portfolio managers are often responsible for managing one or more Funds, as well as other client accounts, including mutual funds, separate accounts and other pooled investment vehicles. A Fund’s portfolio managers may manage various client accounts that may have materially higher or lower fee arrangements than the Funds. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions could be taken among accounts. Some portfolio managers may be dual officers of one or more NTI affiliates and undertake investment advisory duties for the affiliates. The portfolio managers have a responsibility to manage all client accounts in a fair and equitable manner. NTI takes reasonable steps to obtain the best qualitative execution of securities transactions. NTI has a duty to treat its clients fairly and no account may be given preferential treatment in connection with an investment opportunity and when aggregating and allocating securities transactions. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.
NTI may have a financial incentive to favor accounts with performance-based fees because there may be an opportunity to earn greater fees on such accounts compared to accounts without performance-based fees. As a result, NTI may have an incentive to direct its best investment ideas to or allocate the sequencing of trades in favor of the account that pays a performance fee. NTI may also have an incentive to recommend investments that may be riskier or more speculative than those that it would recommend under a different fee arrangement.
NTI may invest client accounts in affiliated investment pools. If appropriate and consistent with the client’s investment objectives and applicable law, NTI may recommend to clients investment pools in which it or an affiliate provides services for a fee. NTI has an incentive to allocate investments to these types of affiliated investment pools in order to generate additional fees for NTI or its affiliates. In addition, NTI could direct its best investment ideas to these investment products or investment pools to the potential disadvantage of the Funds.
As NTI becomes aware of additional potential or actual conflicts of interest, they will be reviewed on a case-by-case basis.
NTI manages its client accounts consistent with applicable law and follows its own policies and procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being systematically favored or disadvantaged.
NTI provides advice and makes investment decisions for client accounts that it believes are consistent with each client’s stated investment objectives and guidelines. Advice given to clients or investment decisions made for clients may differ from, or may conflict with, advice given or investment decisions made for clients of an affiliate. NTI’s affiliates may also affect NTI’s client accounts and investment decisions made for NTI’s affiliates may affect investment decisions of NTI’s client accounts. NTI may also invest in the same securities that it or its affiliates recommend to clients. Investment decisions taken by NTI’s affiliates are generally unknown to NTI. When NTI or an affiliate currently holds for its own benefit the same securities as a client, it could be viewed as having a potential conflict of interest.
Generally, NTI will not, as principal for its own account, buy securities from or sell securities to any client. It is possible that an affiliate, will, as principal, purchase securities from or sell securities to its clients.
From time to time securities to be sold on behalf of a client may be suitable for purchase by another client. In such instances, if NTI determines in good faith that the transaction is in the best interest of each client, it may arrange for the securities to be crossed between client accounts at an independently determined fair market value and in compliance with the 1940 Act, if applicable. Cross-trades present conflicts of interest, as there may be an incentive for NTI to favor one client to the disadvantage of another. Cross-trades are only effected as permitted under applicable law and regulation and consistent with the client’s guidelines, with any restrictions. NTI does not receive fees or commissions for these transactions. In addition, NTI and the Trust have adopted policies on cross-trades that may be effected between the Funds and another client account. NTI conducts periodic reviews of trades for consistency with these policies.

NTI has established certain policies and procedures designed to address conflicts of interest that may arise between its employees and clients as well as between clients and NTI or its affiliates. NTI’s employees must act in the best interests of its clients and generally do not have knowledge of proprietary trading positions or certain other operations of affiliates.
Receipt of research from brokers who execute client transactions involve conflicts of interest. To the extent that NTI uses commissions to obtain research services for NTI or TNTC, NTI or TNTC will receive a benefit as it will not have to pay for the research, products or services itself. NTI may, therefore, have an incentive to select or recommend a broker-dealer based on its interest in receiving research rather than in obtaining the lowest commission rate on the transaction. NTI or TNTC may also obtain research services from brokerage commissions incurred by client accounts that may not directly benefit such client accounts. Similarly, clients may benefit from research even if trades placed on their behalf did not contribute to the compensation of the broker-dealer providing such research. NTI and TNTC do not seek to allocate research services to client accounts proportionately to the commissions that the client accounts generate.
Also, NTI and TNTC may receive products and services that are mixed use. In these cases, NTI or TNTC will use commissions to pay only for the eligible portion of the product or service that assists NTI or TNTC in the investment decision-making process. Any ineligible portion of the product will be paid directly by NTI or TNTC. NTI or TNTC make a good faith effort to reasonably allocate such items and keep records of such allocations although clients should be aware of the potential conflicts of interest.
NTI may provide investment advice to its affiliates and may provide investment advisory services to affiliates’ clients or act as an investment adviser to the registered or unregistered investment pools in which these clients may invest. TNTC and NTI share a common trading desk and may have shared arrangements with investment research vendors. Also, these affiliates may provide marketing services to NTI, including the referral of certain clients.
NTI may have common management and officers with some of its affiliates. NTI shares facilities with affiliates and relies on TNTC and other affiliates for various administrative support, including information technology, human resources, business continuity, legal, compliance, finance, enterprise risk management, internal audit and general administrative support.
NTI’s affiliations may create potential conflicts of interest. NTI seeks to mitigate the potential conflicts of interest to ensure accounts are managed at all times in a client’s best interests and in accordance with client investment objectives and guidelines through regular account reviews attended by investment advisory, compliance and senior management staff. NTI also seeks to mitigate potential conflicts of interest through a governance structure and by maintaining policies and procedures that include, but are not limited to, personal trading, custody and trading.
Various non-affiliated investment advisers that may manage NTI client accounts, or may be recommended to NTI clients, may use an NTI affiliate for banking, trust, custody, administration, brokerage and related services for which NTI’s affiliate may receive fees. NTI does not recommend or utilize non-affiliated investment advisers based upon their use of NTI affiliates.
Given the interrelationships among NTI and its affiliates, there may be other or different potential conflicts of interest that arise in the future that are not included in this section.
NTI may develop, or own and operate indices that are based on investment and trading strategies developed by NTI, or assist unaffiliated entities by creating bespoke indices that are utilized by NTI for client-specific investment accounts. In addition, NTI may manage accounts that are based on the same, or substantially similar, strategies that are used in the operation of the indices or the Funds. The administration of the indices, and the portfolio management of the Funds and client accounts in this manner may give rise to potential conflicts of interest. These conflicts of interest may include, but are not limited to, the Funds engaging in the purchase or sale of securities relating to changes being implemented as part of an index reconstitution, while at the same time the client accounts engage in similar trading activity due to ongoing portfolio rebalancing. These differences may result in client account strategies outperforming vis-à-vis the index, the Funds, or vice versa. Other potential conflicts include the potential for unauthorized access to index information, allowing index changes that benefit NTI or other client accounts and not the investors in the Funds.
To the extent permitted by applicable law, the Investment Adviser and/or its affiliates may make payments to authorized dealers and other financial intermediaries, which may include those that act as Authorized Participants or market makers (“Intermediaries”), from time to time to promote the Funds. These payments may be made out of the Investment Adviser’s and/or its affiliates’ assets, or amounts payable to the Investment Adviser rather than as a separately identifiable charge to the Funds. These payments may compensate Intermediaries for, among other things: marketing the Funds; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; contributing seed capital; and/or other specified services intended to assist in the distribution and marketing of the Funds, such as by including the Funds on such Intermediaries’ platforms. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or, administrative services. Where Intermediaries contribute seed capital to a Fund, such payments may continue for a specified period of time and/or until a specified dollar amount is reached in that Fund. Intermediaries acting as seed investors may contribute all or a majority of the assets in a Fund. There is a risk that such seed investors may redeem their investments in a Fund, particularly after payments from the Investment Adviser and/or its affiliates have ceased. Such redemptions could have a significant negative impact on a Fund, including on its liquidity and the market price of its shares. As of May 23, 2025, the Intermediaries receiving such payments include Fidelity Brokerage Services LLC/National Financial Services LLC. Any additions, modifications or deletions to this list of financial intermediaries that have occurred since the date noted above are not included in the list.
Portfolio Manager Compensation Structure
The compensation for the portfolio managers of the Funds is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. Certain portfolio managers may receive part of their incentive award in the form of phantom shares of a Fund that they manage. The award tracks the performance of the Fund and is settled in cash when vested. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the Funds or the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for Fund accounts and other types of accounts.
Disclosure of Securities Ownership
For the most recently completed fiscal year ended October 31, 2025, the table below provides beneficial ownership of shares of the portfolio managers of the Funds. Please note that the table provides a dollar range of each portfolio manager’s holdings in each Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000). Unless included below, the portfolio managers did not otherwise beneficially own shares of the Funds which they managed for the fiscal year ended October 31, 2025.
Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
David M. Alongi	Northern Trust Disciplined Duration MBS ETF	$10,001-$50,000
Robert Anstine	Northern Trust US Quality Low Volatility ETF	$10,001-$50,000
	Northern Trust US Quality Large Cap ETF	$10,001-$50,000
	Northern Trust ESG & Climate US Large Cap Core ETF	$10,001-$50,000
	Northern Trust ESG & Climate Developed Markets ex-US Core ETF	$1-$10,000
	Northern Trust Morningstar Global Upstream Natural Resources ETF	$10,001-$50,000
Benjamin McCubbin	Northern Trust High Yield Value-Scored Bond ETF	$1-$10,000
Manan Mehta	Northern Trust High Yield Value-Scored Bond ETF	$10,001-$50,000

PROXY VOTING
The Trust has delegated the voting of portfolio securities to its Investment Adviser. The Investment Adviser has adopted the Institutional Shareholder Services (“ISS”) United States SRI Proxy Voting Guidelines (“SRI US Guidelines”) for the voting of U.S. proxies on behalf of the Northern Trust STOXX® US ESG Select ETF, Northern Trust STOXX® Global ESG Select ETF, Northern Trust ESG & Climate US Large Cap Core ETF, Northern Trust ESG & Climate Developed Markets ex-US Core ETF and Northern Trust ESG & Climate Investment Grade Corporate Core ETF (“US ESG Funds”); and the ISS International SRI Proxy Voting Guidelines (“SRI International Guidelines” and together with the SRI US Guidelines, the “SRI Guidelines”) for voting of international proxies on behalf of the Northern Trust STOXX® Global ESG Select ETF and Northern Trust ESG & Climate Developed Markets ex-US Core ETF (“International ESG Funds”).

On matters of corporate governance, executive compensation and corporate structure, the SRI Guidelines, as developed by ISS, seek to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole. The SRI Guidelines include certain country-specific guidelines that respond to social concerns in that country. The SRI Guidelines do not take into consideration any interest that the Investment Adviser, Distributor, or any affiliated person of the Funds or the Investment Adviser may have in the proposed proxy issue. See Appendix B for a complete list of the SRI Guidelines.
The Investment Adviser has adopted the proxy voting policies and procedures applicable to Northern Trust Corporation and its affiliates (the “Northern Proxy Voting Policy”) for the voting of proxies on behalf of all of the Funds, except the US and International ESG Funds. See Appendix C for the Northern Proxy Voting Policy.
A Proxy Committee comprised of senior investment and compliance officers of Northern Trust Corporation, including officers of the Investment Adviser, has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The Investment Adviser has retained an independent third party proxy voting service (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee will apply the Proxy Guidelines to any such recommendation.
The Northern Proxy Voting Policy and Proxy Guidelines, as adopted by the Investment Adviser, are also posted on the Trust’s website. The SRI Guidelines are posted on ISS’s website. You may also obtain, upon request and without charge, a paper copy of the Northern Proxy Voting Policy and Proxy Guidelines or a Statement of Additional Information by calling 1-855-353-9383. Information regarding how the Funds voted proxies, if any, relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request, by contacting Northern Trust or by visiting the Northern Trust ETFs’ website at etfs.ntam.northerntrust.com or the SEC’s website at sec.gov.
The Investment Adviser or its affiliates may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Investment Adviser or its affiliates may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, the Investment Adviser or its affiliates may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. The Investment Adviser may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which the Investment Adviser or its affiliates have a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. The Investment Adviser seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a conflict of interest and how the conflict should be addressed in conformance with the Northern Proxy Voting Policy.
In order to generate additional income, a Fund may participate in a securities lending program. Although voting rights, or rights to consent, attached to securities on loan pass to the borrower, a Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Consistent with its procedures, if the Investment Adviser determines that it is in the best interest of the lending Fund, and the determination is made prior to the shareholder meeting record date, the Investment Adviser may use reasonable efforts to recall the loaned securities. In making such a determination, the Investment Adviser will consider, among other factors, whether a proxy vote is material to the investment. The Investment Adviser will also evaluate whether the benefits of voting the security are deemed to outweigh the costs of terminating the loan. Finally, the Investment Adviser will consider various additional criteria including whether or not the vote under consideration has been identified as a Significant Vote (as defined in the Investment Adviser’s procedures) and either: (1) for a Fund that has adopted a strategy using various ESG criteria, whether the issuer of the security has higher ESG risk based on an ESG governance quality score designed to measure a company’s governance practices; or (2) for a Fund that has not adopted a strategy using various ESG criteria, the percentage of shares held by the Fund in an equity security relative to the total shares outstanding of the issuer of that security. The Investment Adviser or its service provider may be unable to vote a loaned security if the Investment Adviser does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Investment Adviser) prior to the record date and/or proxy-voting deadline.

ADMINISTRATOR
JPMorgan (the “Administrator”), 70 Fargo Street, Boston, Massachusetts 02210, acts as Administrator for the Funds under a Fund Servicing Agreement with the Trust. Subject to the general supervision of the Board, the Administrator provides supervision of all aspects of the Trust’s non-investment advisory operations and performs various administration, compliance, accounting and regulatory services, including but not limited to: (i) providing office facilities and furnishing corporate officers for the Trust; (ii) coordination, preparation and review of financial statements; (iii) monitoring compliance with federal tax and securities laws; (iv) performing certain functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust’s bills, preparing monthly reconciliation of the Trust’s expense records, updating projections of annual expenses, preparing materials for review by the Board and compliance testing; (v) maintaining the Trust books and records in accordance with applicable statutes, rules and regulations; (vi) preparing post-effective amendments to the Trust’s registration statement; (vii) calculating each Fund’s NAV; (viii) accounting for dividends and interest received and distributions made by the Trust; and (ix) preparing and filing the Trust’s federal and state tax returns (other than those required to be filed by the Trust’s Custodian and Transfer Agent) and providing shareholder tax information to the Trust’s Transfer Agent.
Subject to the limitations described below, as compensation for its administrative services and the assumption of related expenses, the Administrator is entitled to asset-based fees for accounting and administration services, subject to a certain minimum fee. The Administration Agreement will continue until August 31, 2026 unless sooner terminated pursuant to the agreement and renew each year thereafter unless at least sixty days’ notice is given prior to the end of the term. Under the Advisory Agreement, the Investment Adviser has contractually assumed the Trust’s obligation to pay the fees of the Administrator.
DISTRIBUTOR
Foreside Fund Services, LLC (“Foreside” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter of the Trust in connection with the review and approval of all purchase and redemption orders of Creation Units of each Fund by Authorized Participants (defined below), pursuant to a Distribution Agreement between the Trust and Foreside. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101. The Distributor is a broker-dealer registered under the 1934 Act, and a member of the FINRA. Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units Aggregations.” The Distributor also acts as an agent for the Trust for those activities described within the Distribution Agreement. The Distributor will deliver a prospectus to Authorized Participants purchasing Shares in Creation Units and will maintain records of both orders and confirmations of acceptance to Authorized Participants. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. No compensation is payable by the Trust to Foreside for such distribution services. However, the Investment Adviser has entered into an agreement with Foreside under which it makes payments to Foreside in consideration for its services under the Distribution Agreement. The payments made by the Investment Adviser to Foreside do not represent an additional expense to the Trust or its shareholders.
DISTRIBUTION AND SERVICE PLAN
As stated in the Funds’ Prospectus, the Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 with respect to shares of the Funds. However, no 12b-1 fee is currently charged to the Funds, and there are no plans in place to impose a Rule 12b-1 fee at this time. Pursuant to the Plan, the Funds may enter into agreements from time to time with financial intermediaries providing for support and/or distribution services to customers of the financial intermediaries who are the beneficial owners of Fund shares. Under the agreements, the Funds may pay financial intermediaries up to 0.25% (on an annualized basis) of the average daily NAV of the shares beneficially owned by their customers. Distribution services may include: (i) services in connection with distribution assistance; or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers and mutual fund “supermarkets,” as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.
Any amendment to increase materially the costs under the Plan with respect to a Fund must be approved by the holders of a majority of the outstanding shares of the Fund. So long as the Plan is in effect, the selection and nomination of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust will be committed to the discretion of such Non-Interested Trustees.
TRANSFER AGENT
JPMorgan (the “Transfer Agent”) acts as Transfer Agent for the Fund under an Agency Services Agreement with the Trust. The Transfer Agent has undertaken to perform some or all of the following services: (i) perform and facilitate the performance of purchases and redemptions of Creation Units; (ii) prepare and transmit payments for dividends and distributions;

(iii) record the issuance of shares and maintain records of the number of authorized shares; (iv) prepare and transmit information regarding purchases and redemptions of shares; (v) communicate information regarding purchases and redemptions of shares and other relevant information to appropriate parties; (vi) maintain required books and records; and (vii) perform other customary services of a transfer agent and dividend disbursing agent for an ETF.
As compensation for the services rendered by the Transfer Agent under the Agency Services Agreement the Transfer Agent is entitled to reasonable out-of-pocket or incidental expenses as provided under the Agency Services Agreement. The Agency Services Agreement will continue until August 31, 2026 unless sooner terminated pursuant to the agreement and renew each year thereafter unless at least sixty days’ notice is given prior to the end of the term. Under the Advisory Agreement, the Investment Adviser has contractually assumed the Trust’s obligation to pay the expenses of the Transfer Agent.
CUSTODIAN
JPMorgan (the “Custodian”) acts as Custodian for the Funds under a Global Custody Agreement with the Trust. The Custodian: (i) holds each Fund’s cash and securities; (ii) maintains such cash and securities in separate accounts in the name of each Fund; (iii) receives, delivers and releases securities on behalf of each Fund; (iv) collects and receives all income, principal and other payments in respect of each Fund’s investments held by the Custodian; and (v) maintains a statement of account for each account of the Trust. The Custodian may employ one or more sub-custodians, provided that the Custodian shall be liable for direct losses due to the sub-custodian’s insolvency or the sub-custodian’s failure to use reasonable care, fraud or willful default in the provision of its services. The Custodian will enter into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Funds’ foreign securities.
As compensation for the services rendered under the Global Custody Agreement with respect to the Trust by the Custodian to each Fund, the Custodian is entitled to fees and reasonable out-of-pocket expenses. The Global Custody Agreement will continue until August 31, 2026 unless sooner terminated pursuant to the agreement and renew each year thereafter unless at least sixty days’ notice is given prior to the end of the term. Under the Advisory Agreement, the Investment Adviser has contractually assumed the Trust’s obligation to pay the fees and expenses of the Custodian.
The following table sets forth the administration, custodian and transfer agency expenses of each Fund paid by the Investment Adviser to JPMorgan for the fiscal years noted:
Fund	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended October 31, 2025	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended October 31, 2024	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended October 31, 2023
Northern Trust US Quality Low Volatility ETF	$47,281	$52,517	$54,333
Northern Trust Developed Markets ex-US Quality Low Volatility ETF	$42,369	$41,080	$46,478
Northern Trust Emerging Markets Quality Low Volatility ETF	$44,069	$45,844	$41,791
Northern Trust Morningstar US Market Factor Tilt ETF	$551,181	$524,331	$480,678
Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF	$331,323	$313,697	$305,979
Northern Trust Morningstar Emerging Markets Factor Tilt ETF	$475,033	$450,226	$418,720
Northern Trust US Quality Large Cap ETF	$128,546	$61,325	$40,279
Northern Trust STOXX® US ESG Select ETF	$52,977	$64,980	$56,289
Northern Trust STOXX® Global ESG Select ETF	$92,226	$83,789	$95,703
Northern Trust ESG & Climate US Large Cap Core ETF	$26,525	$20,355	$11,044
Northern Trust ESG & Climate Developed Markets ex-US Core ETF	$43,739	$27,837	$28,465
Northern Trust Morningstar Global Upstream Natural Resources ETF	$2,766,326	$3,126,864	$3,675,999
Northern Trust STOXX® Global Broad Infrastructure ETF	$1,023,694	$875,047	$903,965

Fund	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended October 31, 2025	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended October 31, 2024	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended October 31, 2023
Northern Trust Global Quality Real Estate ETF	$145,422	$110,600	$106,914
Northern Trust Quality Dividend ETF	$538,048	$490,223	$442,026
Northern Trust Quality Dividend Defensive ETF	$128,451	$107,681	$95,563
Northern Trust International Quality Dividend ETF	$444,769	$371,887	$337,060
Northern Trust International Quality Dividend Dynamic ETF	$81,826	$76,950	$77,966
Northern Trust iBoxx® 3-Year Target Duration TIPS ETF	$688,137	$526,280	$578,957
Northern Trust iBoxx® 5-Year Target Duration TIPS ETF	$246,182	$234,193	$218,668
Northern Trust Disciplined Duration MBS ETF	$41,745	$30,453	$26,414
Northern Trust Credit-Scored US Corporate Bond ETF	$161,878	$112,749	$78,188
Northern Trust Credit-Scored US Long Corporate Bond ETF	$25,744	$23,633	$16,910
Northern Trust High Yield Value-Scored Bond ETF	$389,154	$377,770	$271,051
Northern Trust ESG & Climate Investment Grade Corporate Core ETF	$22,043	$16,690	$15,290
SECURITIES LENDING AGENT
JPMorgan (the “Securities Lending Agent”) acts as Securities Lending Agent for the Funds under a Securities Lending Agreement with the Trust. For such services, JPMorgan receives a percentage of securities lending revenue generated for the Funds. The Securities Lending Agent (i) arranges and administers the loan of securities when establishing a loan and the return of securities upon termination of a loan, (ii) collects from borrowers cash, securities or other instruments to serve as collateral for the loans, (iii) monitors the value of securities on loan and the value of the corresponding collateral, (iv) communicates to each borrower the minimum amount of collateral required for each loan and collects additional collateral as required on a daily basis to maintain such minimum, (v) collects or arranges for the collection of any interest, dividends or other distributions related to loaned securities, and (vi) performs other necessary services related to the establishment and maintenance of the Trust’s securities lending program. The Securities Lending Agreement will continue indefinitely and may be terminated by either party on sixty days’ notice to the other.
The following table sets forth the income and fees/compensation related to the securities lending activities of each Fund during the fiscal year ended October 31, 2025:
Fund	Gross income from securities lending activities	Securities lending revenue paid to securities lending agent (“Revenue Split”)	Rebate (paid to borrower)	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
Northern Trust US Quality Low Volatility ETF	$259,450	$2,961	$244,304	$0	$15,146
Northern Trust Developed Markets ex-US Quality Low Volatility ETF	$65,937	$2,199	$51,762	$0	$14,175
Northern Trust Emerging Markets Quality Low Volatility ETF	$276	$3	$262	$0	$14
Northern Trust Morningstar US Market Factor Tilt ETF	$8,045,319	$103,705	$7,452,476	$0	$592,843
Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF	$947,488	$49,236	$589,961	$0	$357,527
Northern Trust Morningstar Emerging Markets Factor Tilt ETF	$259,699	$23,175	$49,221	$0	$210,478

Fund	Gross income from securities lending activities	Securities lending revenue paid to securities lending agent (“Revenue Split”)	Rebate (paid to borrower)	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
Northern Trust US Quality Large Cap ETF	$520,270	$4,192	$499,254	$0	$21,016
Northern Trust STOXX® US ESG Select ETF	$92,416	$1,057	$87,063	$0	$5,353
Northern Trust STOXX® Global ESG Select ETF	$122,976	$1,633	$112,948	$0	$10,028
Northern Trust ESG & Climate US Large Cap Core ETF	$45,235	$545	$42,460	$0	$2,775
Northern Trust ESG & Climate Developed Markets ex-US Core ETF	$37,612	$2,362	$20,769	$0	$16,843
Northern Trust Morningstar Global Upstream Natural Resources ETF	$10,304,080	$159,944	$9,389,187	$0	$914,893
Northern Trust STOXX® Global Broad Infrastructure ETF	$4,687,551	$132,619	$3,776,765	$0	$910,786
Northern Trust Global Quality Real Estate ETF	$1,277,908	$24,867	$1,139,624	$0	$138,284
Northern Trust Quality Dividend ETF	$4,905,060	$51,186	$4,643,269	$0	$261,791
Northern Trust Quality Dividend Defensive ETF	$935,708	$8,851	$891,056	$0	$44,652
Northern Trust International Quality Dividend ETF	$629,364	$46,660	$307,449	$0	$321,915
Northern Trust International Quality Dividend Dynamic ETF	$139,053	$5,881	$96,963	$0	$42,090
Northern Trust iBoxx® 3-Year Target Duration TIPS ETF	$4,914	$957	$130	$0	$4,784
Northern Trust iBoxx® 5-Year Target Duration TIPS ETF	$3,378	$676	$0	$0	$3,378
Northern Trust Disciplined Duration MBS ETF(1)	$0	$0	$0	$0	$0
Northern Trust Credit-Scored US Corporate Bond ETF	$4,209,403	$37,350	$4,017,778	$0	$191,625
Northern Trust Credit-Scored US Long Corporate Bond ETF(1)	$0	$0	$0	$0	$0
Northern Trust High Yield Value-Scored Bond ETF	$11,068,410	$126,217	$10,292,327	$0	$776,083
Northern Trust ESG & Climate Investment Grade Corporate Core ETF(1)	$0	$0	$0	$0	$0

(1)
During the fiscal year ended October 31, 2025, the Fund did not lend any securities.
The Funds do not pay any separate cash collateral management fees, administrative fees, fees for indemnification or other fees not reflected above for securities lending activities. Earnings from cash collateral investments are included in the Revenue Split.
DESCRIPTION OF SHARES
The Declaration of Trust of the Trust (the “Declaration”) permits the Board to cause the Trust to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may create additional series and each series may be divided into classes.
Under the terms of the Declaration, each share of each Fund has a par value of $0.0001, and represents a proportionate interest in the particular Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the assets belonging to the Fund as are authorized by the Trustees and declared by the Trust. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under “Shareholder Information” in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days: (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC; (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets; or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recording of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Fund are redeemable at the unilateral option of the Trust. The Declaration permits the Board to alter the number of shares constituting a Creation Unit or to specify that shares of beneficial interest of the Trust may be individually redeemable. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.
Following the creation of the initial Creation Unit Aggregation(s) of a Fund and immediately prior to the commencement of trading in such Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. A Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.
The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Funds normally are allocated in proportion to the NAV of the respective Funds except where allocations of direct expenses can otherwise be fairly made.
Each Fund and other funds of the Trust entitled to vote on a matter will vote in the aggregate and not by fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular fund or funds.
Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.
The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees or upon the written request of holders of at least a majority of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration and such other matters as the Trustees may determine or may be required by law.
The Declaration authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.
The Declaration also authorizes the Trustees, in connection with the termination or other reorganization of the Trust or any series or class by way of merger, consolidation, the sale of all or substantially all of the assets, or otherwise, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such termination or reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Declaration permits the Trustees to amend the Declaration without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders specified in the Declaration; (ii) that is required by law to be approved by shareholders; (iii) to the amendment section of the Declaration; or (iv) that the Trustees determine to submit to shareholders.
The Declaration permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.
In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.
Under the Maryland Statutory Trust Act (the “Maryland Act”), shareholders are not personally liable for obligations of the Trust. The Maryland Act entitles shareholders of the Trust to the same limitation of liability as is available to stockholders of corporations incorporated in the State of Maryland. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Maryland law and may subject the shareholders to liability. To offset this risk, the Declaration: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees; and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Maryland law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.
The Declaration provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. Additionally, subject to applicable federal law, no person who is or who has been a Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages except for liability resulting from: (a) actual receipt of an improper benefit or profit in money, property or services; or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. However, nothing in the Declaration protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration requires indemnification of Trustees and officers of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
The Declaration provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Declaration and the Bylaws of the Trust.
The Declaration provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Declaration also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.
The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Declaration with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class.

The term “majority of the outstanding shares” of either the Trust or a particular Fund or another investment portfolio of the Trust means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of: (i) 67% or more of the shares of the Trust or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund or portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Trust or such Fund or portfolio.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a Fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, Officers and Trustees of a Fund and beneficial owners of 10% of the shares of a Fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.
On September 24, 2015, the Board adopted an amendment to the Trust’s By-Laws to establish the state and federal courts sitting in the State of Maryland as the sole and exclusive forums for any shareholder (including a beneficial owner) to bring (i) any action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim or breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, arising pursuant to any provision of the Maryland Statutory Trust Act or the Trust’s Declaration or By-Laws; or (iv) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, governed by the internal affairs doctrine.
BOOK-ENTRY ONLY SYSTEM
The following information supplements and should be read in conjunction with the Shareholder Information section in the Prospectus.
The Depository Trust Company (“DTC”) acts as Securities Depository for the Shares of the Trust. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is a subsidiary of the Depository Trust and Clearing Corporation (“DTCC”), which is owned by its member firms including international broker/dealers, correspondent and clearing banks, mutual fund companies and investment banks. Access to the DTC system is also available to others such as banks, brokers, dealers and Trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Fund shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.
Beneficial Owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares of the Funds, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Listing Exchange on which shares are listed.
PURCHASE AND REDEMPTION OF CREATION UNIT AGGREGATIONS
CREATION UNIT AGGREGATIONS
The Trust issues and sells shares of each Fund only in Creation Unit Aggregations. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund of the Trust, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
PURCHASE AND ISSUANCE OF CREATION UNIT AGGREGATIONS
General. The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt by the Transfer Agent, on any Business Day (as defined herein), of an order in proper form. A “Business Day” with respect to each Fund is any day on which the Listing Exchange is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Portfolio Deposit. Unless cash purchases are specified for a Fund, under normal circumstances the consideration for purchase of a Creation Unit of shares of a Fund generally consists of the in-kind deposit of a designated portfolio of securities and other instruments (the “Deposit Securities”) generally corresponding pro rata (except in certain circumstances) to the Fund’s portfolio positions and an amount of cash computed as described below (the “Cash Component”) plus, in either case, a purchase transaction fee as described below in the section entitled “Purchase Transaction Fee.” Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for shares of a Fund. The Cash Component may include a Balancing Amount. The “Balancing Amount” is an amount equal to the difference between (x) the NAV (attributable to a Creation Unit) of the Fund and (y) the “Deposit Amount”, which is the market value (per Creation Unit) of the securities deposited with the Trust. The Balancing Amount serves the function of compensating for any differences between the NAV per Creation Unit and the Deposit Amount. If the Balancing Amount is a positive number (i.e., the net asset value attributable to a Creation Unit is more than the Deposit Amount), the Authorized Participant will deliver the Balancing Amount. If the Balancing Amount is a negative number (i.e., the NAV attributable to a Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Balancing Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the

Authorized Participant that purchased the Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.
NTI makes available through the NSCC on each Business Day, prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required quantity of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a given Fund until such time as the next-announced Portfolio Deposit composition is made available.
The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by NTI with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant Underlying Index. The adjustments will reflect changes, known to NTI on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the relevant Fund’s Underlying Index, or resulting from stock splits and other corporate actions.
On a given Business Day, the Trust may require all Authorized Participants purchasing Creation Units on that day to deposit an amount of cash (that is a “cash in lieu” amount) to replace any Deposit Security that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below) or, in the case of a non-U.S. Deposit Security, the security or instrument is not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances. The Trust also reserves the right to permit a “cash in lieu” amount to replace any Deposit Security which may not be available in sufficient quantity or which may not be eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting. On a given Business Day, the Trust may announce before the open of trading that all purchases of Creation Units of a Fund on that day will be made entirely in cash or, upon receiving a purchase order for Creation Units of a Fund from an Authorized Participant, the Trust may determine to require that purchase to be made entirely in cash, rather than in-kind.
In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Cash Component effective through and including the previous Business Day, per outstanding Creation Unit of each Fund, will be made available.
Procedures For Creation of Creation Units. To be eligible to place orders to create a Creation Unit of a Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Except as described below, all creation orders must be placed for one or more Creation Units and, whether through a Participating Party or a DTC Participant, must be received in proper form no later than the closing time provided in the table below for a particular Fund on any Business Day (the “Closing Time”) in order for creation of Creation Units to be effected based on the NAV of shares of that Fund as next determined on such Business Day. If the Authorized Participant does not place its purchase order on a particular Business Day by the Closing Time for the applicable Fund, then the order will be rejected, and such order may be resubmitted the following Business Day.
Fund	Closing Time
All Funds (except as noted below)	No later than the closing time of the regular trading session of the Listing Exchange (normally 4:00 p.m., Eastern time)
Northern Trust Disciplined Duration MBS ETF	No later than 1:00 p.m., Eastern time
Northern Trust Credit-Scored US Corporate Bond ETF
Northern Trust Credit-Scored US Long Corporate Bond
ETF
Northern Trust High Yield Value-Scored Bond ETF
Northern Trust ESG & Climate Investment Grade
Corporate Core ETF
No later than 3:00 p.m., Eastern time

The Northern Trust Developed Markets ex-US Quality Low Volatility ETF, Northern Trust Emerging Markets Quality Low Volatility ETF, Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF, Northern Trust Morningstar Emerging Markets Factor Tilt ETF, Northern Trust STOXX® Global ESG Select ETF, Northern Trust ESG & Climate Developed Markets ex-US Core ETF, Northern Trust Morningstar Global Upstream Natural Resources ETF, Northern Trust STOXX® Global Broad Infrastructure ETF, Northern Trust Global Quality Real Estate ETF, Northern Trust International Quality Dividend ETF and Northern Trust International Quality Dividend Dynamic ETF are hereinafter referred to as the “Foreign Funds.” All other Funds discussed in this SAI are hereinafter referred to as “Domestic Funds.” The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is timely received in proper form is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Transfer Agent or an Authorized Participant.
All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (e.g., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers have executed a Participant Agreement and only a small number of such Authorized Participants have international capabilities. Investors placing orders for Creation Units of a Domestic Fund through the Clearing Process should afford sufficient time to permit proper submission of the order to the Transfer Agent prior to the Closing Time on the Transmittal Date. Orders for Creation Units of a Domestic Fund that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
Investors placing orders for Creation Units of a Domestic Fund should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the applicable Listing Exchange. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Transfer Agent.
Investors placing orders for Creation Units of a Foreign Fund should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the applicable Listing Exchange. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Transfer Agent.
Placement of Creation Orders For Domestic Funds Using The Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Transfer Agent (also known as the Index Receipt Agent) to transmit to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Trust. An order to create Creation Units through the Clearing Process will be received by the Transfer Agent on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.
Placement of Creation Orders For Domestic Funds Outside The Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities (other than U.S. government securities) directly through DTC, or through a transfer of U.S. government securities and cash directly through the Federal Reserve System. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of

Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern time, on the “Settlement Date.” The Settlement Date is typically the second Business Day following the Transmittal Date, except that the Northern Trust iBoxx® 3-Year Target Duration TIPS ETF, Northern Trust iBoxx® 5-Year Target Duration TIPS ETF, Northern Trust Disciplined Duration MBS ETF, Northern Trust Credit-Scored US Corporate Bond ETF, Northern Trust Credit-Scored US Long Corporate Bond ETF, Northern Trust High Yield Value-Scored Bond ETF and Northern Trust ESG & Climate Investment Grade Corporate Core ETF will generally settle transactions on a T+1 basis. In certain cases, Authorized Participants will create and redeem Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding.
The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the Settlement Date. An order to create Creation Units outside the Clearing Process will be received by the Transfer Agent on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 2:00 p.m., Eastern time on the Settlement Date, such order may be canceled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
Placement of Creation Orders For Foreign Funds. For the Foreign Funds, NTI shall cause the sub-custodians of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Transfer Agent from an Authorized Participant on its own or the applicable Listing Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.
Acceptance of Purchase Order. Subject to the conditions that: (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf); and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and NTI) to reject any order until acceptance.
Once the Trust has accepted an order, upon next determination of the NAV of the shares, the Trust will confirm the issuance of a Creation Unit of the Fund, against receipt of payment, at such NAV. The Transfer Agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
The Trust reserves the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Transfer Agent in respect of any Fund if: (a) the purchase order is not in proper form; (b) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (c) the Deposit Securities delivered are not as specified by NTI as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust or NTI, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor, Transfer Agent, Custodian, a sub-custodian or NTI make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems; fires, floods or extreme weather conditions; power outages resulting in telephone, telecopy or computer failures; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, NTI, Transfer Agent, Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or Authorized Participant acting on behalf of such creator of its rejection of the purchase order. The Trust, Transfer Agent, Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust reserves the right, in its sole discretion, to suspend the offering of Shares of a Fund or to reject purchase orders when, in its judgment, such suspension or rejection would be in the best interests of the Trust or the Fund.
Issuance of a Creation Unit. Except as provided herein, a Creation Unit of shares of a Fund will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component, or transfer of cash, as applicable, have been completed. In addition, a transaction fee, as listed below, will be charged. If the Authorized Participant does not place its purchase order by the Closing Time for a particular Fund or the Custodian does not receive federal funds in the appropriate amount by the applicable time for the relevant order, then the order will be rejected and the Authorized Participant shall be liable to the Fund for any resulting losses. With respect to any non-U.S. Deposit Securities, when the applicable local sub-custodian(s) have confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the applicable local sub-custodian or sub-custodians, the Transfer Agent and the Investment Adviser shall be notified of such delivery, and the Trust will issue, and cause the delivery of the Creation Unit. Creation Units typically are issued on a T+1 basis (one Business Day after trade date) unless the Fund and Authorized Participant agree to a different Settlement Date. However, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+1 basis in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates or ex-dividend dates (the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.
To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Trust will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 110%, which NTI may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered to the Custodian no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Trust’s current procedures require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Trust’s Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Circumstances under which the Trust may use the cash collateral to purchase the missing Deposit Securities include when missing Deposit Securities are not received by 2:00 p.m., Eastern time, on the Settlement Date or in the event a marked-to-market payment is not made within one Business Day following notification by the Transfer Agent that such a payment is required. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Transfer Agent. The Trust reserves the right to buy the missing Deposit Securities at any time and the Authorized Participant will be liable to the Trust for any shortfall between the cost to the Trust of purchasing such securities and the value of the cash collateral. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the cash collateral once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Cash Transactions. The Northern Trust Disciplined Duration MBS ETF intends to effect purchases and redemption orders of a Creation Unit of shares of the Fund solely for cash. Other Funds may effect purchases and redemptions orders of a Creation Unit of Fund shares either fully or partly for cash. A Fund that intends to effect all or a portion of redemptions, as applicable, for cash, rather than in-kind, may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If a Fund recognizes gain on these sales, this generally will cause the recognition of gain that might not otherwise have been recognized if it had not effected a redemption order either partly or entirely for cash, or to recognize such gain sooner than would otherwise be required. The Funds generally intend to distribute these gains to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF that satisfies redemptions in-kind with portfolio securities.

Cash Purchase Method. When cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. For the cash purchase portion, the investor must pay the cash equivalent of the designated subset of Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset certain brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the Authorized Participant may be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases. The transaction fees for in-kind and cash purchases of Creation Units are described below.
Purchase Transaction Fee. Purchasers of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors who use the services of a broker, or other such intermediary, may be charged a fee for such services. A fixed purchase transaction fee is imposed on the Authorized Participant to offset certain transfer and other transaction costs associated with the issuance of Creation Units. The standard purchase transaction fee will be the same with respect to an order regardless of the number of Creation Units purchased. The Trust may from time to time waive the standard transaction fee, including in connection with an Authorized Participant’s investment of seed capital in a Fund. The Authorized Participant may also be required to pay an additional variable charge to offset certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from cash purchases of Creation Units (up to the maximum amount shown below). Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser also may be assessed an additional variable transaction charge (up to the maximum amount shown below). To the extent a Fund cannot recoup the amount of transaction costs incurred in connection with a purchase, those transaction costs will be borne by a Fund’s remaining shareholders and negatively affect a Fund’s performance. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. This table is subject to revision from time to time.
NAME OF FUND	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchase*
Northern Trust US Quality Low Volatility ETF	$350	3.00%
Northern Trust Developed Markets ex-US Quality Low Volatility ETF	$2,000	3.00%
Northern Trust Emerging Markets Quality Low Volatility ETF	$4,000	3.00%
Northern Trust Morningstar US Market Factor Tilt ETF	$1,500	3.00%
Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF	$13,500	3.00%
Northern Trust Morningstar Emerging Markets Factor Tilt ETF	$25,000	3.00%
Northern Trust US Quality Large Cap ETF	$500	3.00%
Northern Trust STOXX® US ESG Select ETF	$350	3.00%
Northern Trust STOXX® Global ESG Select ETF	$3,000	3.00%
Northern Trust ESG & Climate US Large Cap Core ETF	$500	3.00%
Northern Trust ESG & Climate Developed Markets ex-US Core ETF	$2,500	3.00%
Northern Trust Morningstar Global Upstream Natural Resources ETF	$1,500	3.00%
Northern Trust STOXX® Global Broad Infrastructure ETF	$2,000	3.00%
Northern Trust Global Quality Real Estate ETF	$2,000	3.00%
Northern Trust Quality Dividend ETF	$350	3.00%
Northern Trust Quality Dividend Defensive ETF	$350	3.00%
Northern Trust International Quality Dividend ETF	$3,500	3.00%
Northern Trust International Quality Dividend Dynamic ETF	$3,500	3.00%
Northern Trust iBoxx® 3-Year Target Duration TIPS ETF	$0	3.00%

NAME OF FUND	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchase*
Northern Trust iBoxx® 5-Year Target Duration TIPS ETF	$0	3.00%
Northern Trust Disciplined Duration MBS ETF	$400	3.00%
Northern Trust Credit-Scored US Corporate Bond ETF	$250	3.00%
Northern Trust Credit-Scored US Long Corporate Bond ETF	$250	3.00%
Northern Trust High Yield Value-Scored Bond ETF	$250	3.00%
Northern Trust ESG & Climate Investment Grade Corporate Core ETF	$250	3.00%

*
As a percentage of the net asset value per Creation Unit.
Redemption of Creation Units. Shares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market, but must accumulate enough Fund shares to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.
With respect to each Fund, NTI makes available through the NSCC prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by NTI through the NSCC on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below (“Cash Redemption Amount”). The redemption transaction fee described below is deducted from such redemption proceeds. In the event that the Fund Securities have a value greater than the NAV of the Fund shares, a cash payment equal to such difference is required to be made by or through an Authorized Participant by the redeeming shareholder.
On a given Business Day, the Trust may require all Authorized Participants redeeming Creation Units on that day to receive an amount of cash (that is a “cash in lieu” amount) to replace any Fund Security that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed above) or, in the case of a non-U.S. Fund Security, the security or instrument is not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances. The Trust also reserves the right to permit a “cash in lieu” amount to replace any Fund Security which may not be eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting or if a shareholder would be subject to unfavorable income tax treatment if the shareholder received redemption proceeds in-kind. On a given Business Day, the Trust may announce before the open of trading that all redemptions of Creation Units of a Fund on that day will be made entirely in cash or, upon receiving a redemption order for Creation Units of the Fund from an Authorized Participant, the Trust may determine to require that redemption to be made entirely in cash, rather than in-kind.
When cash redemptions of Creation Units are specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. The investor will receive the cash equivalent of the designated Fund Securities it would otherwise have received through an in-kind redemption, plus the same Cash Redemption Amount required to be paid to an in-kind redeemer. In addition, to offset the Trust’s brokerage and other transaction costs associated with a cash redemption, the Authorized Participant will be required to pay a fixed redemption transaction fee, plus an additional variable charge for cash redemptions, which is expressed as a percentage of the value per Creation Unit. The transaction fees for in-kind and cash redemptions of Creation Units are described below.
Investors will bear the costs of transferring the Fund Securities from the Trust to their account on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. A fixed redemption transaction fee is imposed on the Authorized Participant to offset transfer and other transaction costs associated with the redemption of Creation Units. The standard redemption transaction fee will be the same with respect to an order regardless of the number of Creation Units redeemed. The Trust may from time to time waive the standard transaction fee, including in connection with an Authorized Participant’s redemption of seed capital invested in a Fund. The Authorized Participant may also be required to pay a variable transaction fee to offset certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from cash redemptions of Creation Units (up to the maximum amount shown below). Where the Trust requires or permits an in-kind redeemer to substitute cash in lieu of receiving a portion of the Deposit Securities, the redeemer also will be assessed an additional variable transaction charge (up to the maximum amount shown below). To the extent a Fund cannot recoup the amount of transaction costs incurred in connection with a redemption, those transaction costs will be borne by a Fund’s remaining shareholders and negatively affect a Fund’s performance. The redemption transaction fee for redemptions in-kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below.
NAME OF FUND	Fee for In-Kind and Cash Redemptions	Maximum Additional Variable Charge for Cash Redemption*
Northern Trust US Quality Low Volatility ETF	$350	2.00%
Northern Trust Developed Markets ex-US Quality Low Volatility ETF	$2,000	2.00%
Northern Trust Emerging Markets Quality Low Volatility ETF	$4,000	2.00%
Northern Trust Morningstar US Market Factor Tilt ETF	$1,500	2.00%
Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF	$13,500	2.00%
Northern Trust Morningstar Emerging Markets Factor Tilt ETF	$25,000	2.00%
Northern Trust US Quality Large Cap ETF	$500	2.00%
Northern Trust STOXX® US ESG Select ETF	$350	2.00%
Northern Trust STOXX® Global ESG Select ETF	$3,000	2.00%
Northern Trust ESG & Climate US Large Cap Core ETF	$500	2.00%
Northern Trust ESG & Climate Developed Markets ex-US Core ETF	$2,500	2.00%
Northern Trust Morningstar Global Upstream Natural Resources ETF	$1,500	2.00%
Northern Trust STOXX® Global Broad Infrastructure ETF	$2,000	2.00%
Northern Trust Global Quality Real Estate ETF	$2,000	2.00%
Northern Trust Quality Dividend ETF	$350	2.00%
Northern Trust Quality Dividend Defensive ETF	$350	2.00%
Northern Trust International Quality Dividend ETF	$3,500	2.00%
Northern Trust International Quality Dividend Dynamic ETF	$3,500	2.00%
Northern Trust iBoxx® 3-Year Target Duration TIPS ETF	$0	2.00%
Northern Trust iBoxx® 5-Year Target Duration TIPS ETF	$0	2.00%
Northern Trust Disciplined Duration MBS ETF	$400	2.00%
Northern Trust Credit-Scored US Corporate Bond ETF	$250	2.00%
Northern Trust Credit-Scored US Long Corporate Bond ETF	$250	2.00%
Northern Trust High Yield Value-Scored Bond ETF	$250	2.00%
Northern Trust ESG & Climate Investment Grade Corporate Core ETF	$250	2.00%

*
As a percentage of the net asset value per Creation Unit, inclusive of the standard transaction fee.
Placement of Redemption Orders For Domestic Funds Using The Clearing Process. Orders to redeem Creation Units of Domestic Funds through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process will be received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined.
Placement of Redemption Orders For Domestic Funds Outside The Clearing Process. Orders to redeem Creation Units of Domestic Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units for Domestic Funds to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order in good form to redeem Creation Units of Domestic Funds outside the Clearing Process will be received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Transfer Agent no later than 10:00 a.m., Eastern time, on the contracted settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has received an order for redemption outside the Clearing Process, the Trust will initiate procedures to transfer the requisite Fund Securities, which are generally expected to be delivered within one Business Day (unless the Fund and Authorized Participant agree to a different Settlement Date) and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. The Funds will generally settle transactions on a T+1 basis. In certain cases, Authorized Participants will redeem and create Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.
Placement of Redemption Orders For Foreign Funds. Orders to redeem Creation Units of Foreign Funds must be delivered through an Authorized Participant. An order in good form to redeem Creation Units of Foreign Funds will be received by the Trust on the Transmittal Date if: (i) a request in satisfactory form to the Trust is received by the Transfer Agent not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of a Fund specified in such order, which delivery must be made through DTC to the Transfer Agent no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within one Business Day. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for a Foreign Fund may take longer than one Business Day (unless the Fund and Authorized Participant agree to a different Settlement Date) after the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.
Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request through an Authorized Participant should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request through an Authorized Participant to redeem Creation Units should allow sufficient time to permit proper submission of the request by such Authorized Participant and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
In connection with taking delivery of shares of non-U.S. Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
Issuance of Redemption Proceeds. To the extent permitted by an Authorized Participant’s agreement with the Distributor, in the event the Authorized Participant has submitted a redemption order in proper form but is unable to transfer all of the Fund shares required to redeem the redemption order to the Custodian at or prior to 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date, the Fund at its discretion may, in reliance on the undertaking by the Authorized Participant to deliver all of the Fund shares required to redeem the redemption order as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 110%, which

NTI may change from time to time, of the value of the entire redemption order (marked-to-market daily). Such cash collateral must be requested no later than 10:00 a.m. Eastern time, and delivered to the Custodian no later than 2:00 p.m., Eastern time, on the Listing Exchange business day after the date of submission of such redemption request. The Trust’s current procedures require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Trust’s Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Trust reserves the right to purchase Fund shares or acquire portfolio securities underlying such shares at any time and the Authorized Participant will be liable to the Trust for any shortfall between the cost to the Trust of purchasing such shares or portfolio securities and the value of the cash collateral. The Fund will only return the collateral provided by the Authorized Participant once the Fund verifies that all Fund shares for the corresponding redemption order have settled at the Trust’s Custodian.
The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Trust according to the procedures set forth under “Determination of Net Asset Value” in the Funds’ Prospectus and “Net Asset Value” below computed on the Business Day on which a redemption order is deemed received in good form by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to Transfer Agent prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by Trust on such Transmittal Date. If, however, a redemption order is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time on the Transmittal Date but either: (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date; or (ii) the redemption order is not submitted in proper form, then the redemption order may be rejected and the investor will be liable to the Trust for losses, if any, resulting therefrom. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is received in good order by the Trust, (i.e., the Business Day on which the shares of the relevant Fund are delivered through DTC to the Transfer Agent by the DTC Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.
If it is not possible to effect deliveries of the portfolio securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of portfolio securities of the Fund).
Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to particular securities included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.
Because the portfolio securities of a Foreign Fund may trade on the relevant exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.
The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
Custom Baskets. The Funds will accept “custom baskets” and as a result Creation Unit baskets may differ. A custom basket may consist of the following: (i) a basket that is composed of a non-representative selection of a Fund’s portfolio holdings; (ii) a basket that is representative of a Fund’s portfolio holdings and is different from the initial basket used in transactions earlier on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. The Funds have adopted policies and procedures that govern the construction and acceptance of baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of the Funds and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of NTI employees who are required to review each custom basket for compliance with those parameters. The policies and procedures impose different requirements for different types of custom baskets. NTI has established a governance process to oversee basket compliance for the Funds, as set forth in the Funds’ policies and procedures.
TAXES
The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.
The discussions of the federal income tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.
Federal - General Information
Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes. To qualify for treatment as a regulated investment company, it must meet three important tests each year.
First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.
Second, generally, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which: (a) a Fund has not invested more than 5% of the value of its total assets in securities of the issuer; and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Fund’s total assets may be invested in the securities of: (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies); (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses; or (3) one or more qualified publicly traded partnerships.
Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.
Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions. In that event, taxable shareholders would recognize dividend income on distributions (including distributions attributable to tax-exempt income) to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.
The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) by the end of each calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

Each Fund intends to distribute annually substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 21%) on the amount retained. In that event, such Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who, in such case, (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount; (b) will be entitled to credit their proportionate shares of the tax paid by such Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any; and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the amount of undistributed capital gains included in the shareholder’s income reduced by their proportionate share of the taxes paid. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by such Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (“IRS”).
Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, regardless of how long a shareholder has held shares of such Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.
If an individual trust or estate receives a qualified dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend: (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period; or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of such Fund, and as a capital gain thereafter (if the shareholder holds his shares of such Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by a Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in such Fund’s gross income not as of the date received but as of the later of: (a) the date such stock became ex-dividend with respect to such dividends (that is, the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends); or (b) the date such Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
The Funds may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either: (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit; or (2) to take that amount as an itemized deduction. The Funds not eligible to make this election and eligible Funds that do not make the election will be entitled to deduct such taxes in computing the amounts they are required to distribute.
BACK-UP WITHHOLDING
In certain cases, if a shareholder: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the IRS; (3) has failed to certify that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien), 24% of the dividends and distributions payable to such shareholder will be withheld and remitted to the U.S. Treasury.

SECTIONS 351 AND 362
The Trust on behalf of each Fund has the right to reject an order for a purchase of shares of a Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, such Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
QUALIFIED DIVIDEND INCOME
Distributions by each Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 20% to the extent each Fund receives qualified dividend income on the securities it holds and such Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (and each Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder); (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions by each Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of each Fund’s net capital gains will be taxable as long-term capital gains except to the extent of any “unrecaptured section 1250 gains” which are taxed at a maximum rate of 25%.
CORPORATE DIVIDENDS RECEIVED DEDUCTION
A Fund’s dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.
NET CAPITAL LOSS CARRYFORWARDS
On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, a Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. The Funds have no pre-enactment loss carry forwards since the Funds commenced operations after the effective date of the Act. Post-enactment capital loss carry forwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous law.
As of October 31, 2025, the following Funds had available post-enactment capital loss carry forwards as set forth below:
Fund	Short-Term	Long-Term	Total
Northern Trust US Quality Low Volatility ETF	$8,972,558	$3,758,638	$12,731,196
Northern Trust Developed Markets ex-US Quality Low Volatility ETF	$3,027,902	$859,242	$3,887,144
Northern Trust Emerging Markets Quality Low Volatility ETF	$703,782	$273,194	$976,976
Northern Trust Morningstar US Market Factor Tilt ETF	$37,208,642	$2,563,791	$39,772,433
Northern Trust Morningstar Developed Markets ex-US Factor Tilt ETF	$19,266,741	$97,714,785	$116,981,526
Northern Trust Morningstar Emerging Markets Factor Tilt ETF	$22,373,936	$59,457,299	$81,831,235
Northern Trust US Quality Large Cap ETF	$5,967,811	$5,060,823	$11,028,634
Northern Trust STOXX® US ESG Select ETF	$7,142,261	$3,727,731	$10,869,992

Fund	Short-Term	Long-Term	Total
Northern Trust STOXX® Global ESG Select ETF	$2,508,232	$0	$2,508,232
Northern Trust ESG & Climate US Large Cap Core ETF	$600,924	$1,416,111	$2,017,035
Northern Trust ESG & Climate Developed Markets ex-US Core ETF	$1,497,399	$1,003,313	$2,500,712
Northern Trust Morningstar Global Upstream Natural Resources ETF	$434,844,041	$1,027,259,779	$1,462,103,820
Northern Trust STOXX® Global Broad Infrastructure ETF	$62,327,298	$212,235,238	$274,562,536
Northern Trust Global Quality Real Estate ETF	$48,216,549	$20,341,488	$68,558,037
Northern Trust Quality Dividend ETF	$148,985,599	$88,756,199	$237,741,798
Northern Trust Quality Dividend Defensive ETF	$35,039,257	$9,434,332	$44,473,589
Northern Trust International Quality Dividend ETF	$110,018,582	$47,589,400	$157,607,982
Northern Trust International Quality Dividend Dynamic ETF	$13,885,722	$6,492,907	$20,378,629
Northern Trust iBoxx® 3-Year Target Duration TIPS ETF	$108,597,221	$71,805,952	$180,403,173
Northern Trust iBoxx® 5-Year Target Duration TIPS ETF	$19,122,133	$43,731,881	$62,854,014
Northern Trust Disciplined Duration MBS ETF	$8,311,252	$7,568,325	$15,879,577
Northern Trust Credit-Scored US Corporate Bond ETF	$6,371,589	$20,524,535	$26,896,124
Northern Trust Credit-Scored US Long Corporate Bond ETF	$3,277,267	$11,451,907	$14,729,174
Northern Trust High Yield Value-Scored Bond ETF	$94,290,347	$76,711,322	$171,001,669
Northern Trust ESG & Climate Investment Grade Corporate Core ETF	$5,540,644	$2,822,559	$8,363,203
EXCESS INCLUSION INCOME
Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause a Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may: (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) as UBTI cause a charitable remainder Trust to be subject to a 100% excise tax on its UBTI; (3) not be offset against net operating losses for tax purposes; (4) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (5) cause a Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.
Taxation of INCOME FROM Certain Financial Instruments, REITS AND PFICs
The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund including the effect of fluctuations in the value of foreign currencies, and investments in REITS and passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring such Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.
In addition, in the case of any shares of a PFIC in which a Fund invests, such Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if such Fund fails to make an election to recognize income annually during the period of its ownership of the shares.
Under the Tax Cuts and Jobs Act and as modified by the One Big Beautiful Bill Act, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% deduction by individuals and other non-corporate taxpayers. A regulated investment company (such as a Fund) may pay and report “section 199A dividends” to its shareholders with respect to the regulated investment company’s qualified REIT dividends. The amount of section 199A dividends that a Fund may pay and report to its shareholders is limited to the excess of the “qualified REIT dividends” that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends. A shareholder may treat section 199A dividends received with respect to a share of a Fund as “qualified REIT dividends” if the shareholder has held the share for more than 45 days during the 91-day period beginning 45 days before the date on which the share becomes ex-dividend, but only to the extent that the shareholder is not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property. A shareholder may include 20% of the shareholder’s “qualified REIT dividends” in the computation of the shareholder’s “combined qualified business income amount” under Code Section 199A. Code Section 199A allows a taxpayer (other than a corporation) a deduction for a taxable year equal to the lesser of (A) the taxpayer’s “combined qualified business income amount” or (B) 20% of the excess of the taxpayer’s taxable income over the taxpayer’s net capital gain for the year.
SALES OF SHARES
Upon the sale or exchange of shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the basis of the shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Except as provided below, such gain or loss will be treated as capital gain or loss if the shares are held as capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.
A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your shares with respect to reporting of cost basis and available elections for your account.
OTHER TAXES
Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.
TAXATION OF NON-U.S. SHAREHOLDERS
Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or W-8BEN-E, as applicable, certifying its entitlement to benefits under a treaty. Certain interest related dividends and short term capital gain dividends as designated by a Fund are not subject to this 30% withholding tax if the shareholder provides a properly completed Form W-8BEN or W-8BEN-E, as applicable. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.
In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.
Certain dividends paid to a non-U.S. shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to a U.S. withholding tax at a 30% rate. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
REPORTING
If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder may be required to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.
The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this Statement of Additional Information. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
NET ASSET VALUE
Net asset value is determined as indicated under “Determination of Net Asset Value” in the Funds’ Prospectus.
The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close early, the Northern Trust iBoxx® 3-Year Target Duration TIPS ETF, Northern Trust iBoxx® 5-Year Target Duration TIPS ETF, Northern Trust Disciplined Duration MBS ETF, Northern Trust Credit-Scored US Corporate Bond ETF, Northern Trust Credit-Scored US Long Corporate Bond ETF, Northern Trust High Yield Value-Scored Bond ETF and the Northern Trust ESG & Climate Investment Grade Corporate Core ETF reserve the right to close at or prior to the SIFMA recommended closing time and credit will be given on the next business day. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff. The Trust reserves the right to reprocess purchase and redemption transactions that were processed at a NAV other than the Fund’s official closing NAV. For instance, if a pricing error is discovered that impacts a Fund’s NAV, the corrected NAV would be the official closing NAV and the erroneous NAV would be a NAV other than the Fund’s official closing NAV. Those transactions that were processed using the erroneous NAV may then be reprocessed using the official closing NAV.
The investments of the Funds are valued at fair value pursuant to the pricing policy and procedures approved by the Board. The Funds’ investments are valued using market quotations when available. The Board has designated NTI as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determinations relating to any or all Fund investments. Accordingly, when market quotations are not readily available, are deemed unreliable, or do not reflect material events occurring between the close of local markets and the time of valuation, NTI values Fund securities at fair value as determined in good faith in accordance with the Funds’ fair value pricing procedures as approved by the Board. Such circumstances include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news affecting an issuer is released, such as government approvals. The Board oversees NTI in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. Additionally, NTI, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by NTI on behalf of a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters.
DIVIDENDS AND DISTRIBUTIONS
GENERAL POLICIES
Dividends from net investment income, including any net foreign currency gains, are generally declared and paid at least quarterly (the Northern Trust iBoxx® 3-Year Target Duration TIPS ETF, Northern Trust iBoxx® 5-Year Target Duration TIPS ETF, Northern Trust Disciplined Duration MBS ETF, Northern Trust Credit-Scored US Corporate Bond ETF, Northern Trust Credit-Scored US Long Corporate Bond ETF, Northern Trust High Yield Value-Scored Bond ETF and Northern Trust ESG & Climate Investment Grade Corporate Core ETF generally declare and pay any dividends monthly) and any net realized securities gains, if any, generally are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Code, dividends may be declared and paid more frequently for certain Funds. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.
DIVIDEND REINVESTMENT SERVICE
No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same
Fund purchased in the secondary market.
OTHER INFORMATION
COUNSEL
Stradley Ronon Stevens & Young, LLP, with offices at 2005 Market Street, Suite 2600, Philadelphia, PA 19103-7018, is counsel to the Trust.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP, located at 111 South Wacker Drive, Chicago, Illinois 60606-4301, serves as the independent registered public accounting firm of the Trust, audits the Funds’ financial statements and may perform other services.
ADDITIONAL INFORMATION
The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act with respect to the securities offered by the Trust’s Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC.
Statements contained in the Prospectus or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.
FINANCIAL STATEMENTS
The audited financial statements of the Funds and related report of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the Annual Financial Statements and Other Information on Form N-CSR for the fiscal year ended October 31, 2025 (the “Annual Report”) are hereby incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. Copies of the Trust’s Annual and Semi-Annual Reports and the Funds’ financial statements may be obtained upon request and without charge, by writing to Northern Trust ETFs, c/o Foreside Fund Services, LLC, 190 Middle Street, Suite 301, Portland, ME 04101 or by calling 1-855-353-9383 (toll free).

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:
“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.
Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.
“NR” – This indicates that a rating has not been assigned or is no longer assigned.
Moody’s Ratings (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term debt obligations.
“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term debt obligations.
“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term debt obligations.
“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
“NR” – Is assigned to an unrated issuer.
Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term
-A- 1

vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. A long-term rating can also be used to rate an issue with short maturity. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:
“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“C” – Securities possess high short-term default risk. Default is a real possibility.
“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Plus (+) or minus (-) – The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For the short-term rating category of “F1”, a “+” may be appended.
“NR” – Is assigned to an unrated issue of a rated issuer.
The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The short-term obligations rated in this category typically have a term of shorter than one year. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.
The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:
“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
-A- 2

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Long-Term Credit Ratings
The following summarizes the ratings used by S&P Global Ratings for long-term issues:
“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
-A- 3

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.
Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
“NR” – This indicates that a rating has not been assigned, or is no longer assigned.
Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.
Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of 11 months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
“NR” – Is assigned to unrated obligations.
Fitch’s long-term ratings consider the obligations’ relative vulnerability to default. Typically, long-term ratings have a timeframe of over to 13 months for corporate, sovereign, and structured obligations and over 36 months for obligations in U.S.
public finance markets. The following summarizes long-term ratings used by Fitch:
-A- 4

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Securities considered to be speculative. “BB” ratings indicate elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.
“CCC” – A “CCC” rating indicates that substantial credit risk is present.
“CC” – A “CC” rating indicates very high levels of credit risk.
“C” – A “C” rating indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to “AAA” ratings or ratings below the “CCC” category.
“NR” – Is assigned to an unrated issue of a rated issuer.
The DBRS Morningstar long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:
“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.
“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.
“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
-A- 5

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.
“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Municipal Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
•Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Municipal Short-Term Note rating symbols are as follows:
“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.
“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.
For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.
Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.
MIG Scale
“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
-A- 6

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
“NR” – Is assigned to an unrated obligation.
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.
“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
“NR” – Is assigned to an unrated obligation.
About Credit Ratings
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.
Fitch’s credit ratings relating to issuers are forward-looking opinions on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
DBRS Morningstar provides independent credit ratings services for financial institutions, corporate and sovereign entities and structured finance products and instruments. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an entity or security. The Rating Committee process facilitates rating decisions, which are a collective
-A- 7

assessment of DBRS Morningstar’s opinion rather than the view of an individual analyst. Ratings are based on sufficient information that incorporates both global and local considerations and the use of approved methodologies. They are independent of any actual or perceived conflicts of interest. DBRS Morningstar credit ratings are formed and disseminated based on established methodologies, models and criteria (Methodologies) that apply to entities and securities that we rate, including corporate finance issuers, financial institutions, insurance companies, public finance and sovereign entities as well as Structured Finance transactions. DBRS Morningstar methodologies are periodically reviewed and updated by the team.
-A- 8

APPENDIX B
-B- 1

ISS

UNITED STATES

SRI PROXY VOTING GUIDELINES

2026 Policy Recommendations

Effective for Meetings on or after February 1, 2026

Published December 26, 2025

Effective for Shareholder Meeting Reports Published on or after February 25, 2025, Consideration of Certain Diversity Factors in Making Vote Recommendations Is Suspended (for more information, see p. 18)

WWW.ISSGOVERNANCE.COM

W W W . I S S G O V E R N A N C E . C O M	2 of 101

W W W . I S S G O V E R N A N C E . C O M	3 of 101

W W W . I S S G O V E R N A N C E . C O M	4 of 101

W W W . I S S G O V E R N A N C E . C O M	5 of 101

W W W . I S S G O V E R N A N C E . C O M	6 of 101

W W W . I S S G O V E R N A N C E . C O M	7 of 101

Business Development Companies – Authorization to Sell Shares of Common Stock at a Price below Net Asset Value	99

Change in Fund’s Subclassification	100

Changing the Domicile of a Fund	100

Disposition of Assets/Termination/Liquidation	100

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval	100

Name Change Proposals	100

1940 Act Policies	100

W W W . I S S G O V E R N A N C E . C O M	8 of 101

INTRODUCTION

ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner.

These dual objectives carry through to socially responsible investors’ proxy voting activity once the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.

The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note that there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. Where Social Advisory Services acts as voting agent for its clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback.

W W W . I S S G O V E R N A N C E . C O M	9 of 101

1.	Board of Directors

A corporation’s board of directors sits at the apogee of the corporate governance system. Though they normally delegate responsibility for the management of the business to the senior executives they select and oversee, directors bear ultimate responsibility for the conduct of the corporation’s business. The role of directors in publicly held corporations has undergone considerable change in recent years. Once derided as rubber stamps for management, directors of public corporations today are expected to serve as effective guardians of shareholders’ interests.

Voting on directors and board-related issues is the most important use of the shareholder franchise, not simply a routine proxy item. Although uncontested director elections do not present alternative nominees from whom to choose, a high percentage of opposition votes is an expression of shareholder dissatisfaction and should be sufficient to elicit a meaningful response from management.

The role and responsibilities of directors has increasingly been the subject of much discussion and debate, given the current economic climate and the difficulties many companies now face in their respective markets. Influential organizations, including the American Law Institute, the American Bar Association, the National Association of Corporate Directors, and the Business Roundtable have issued reports and recommendations regarding the duties and accountability of corporate boards. Both mainstream and alternative media outlets have highlighted the numerous gaps within risk oversight of company boards and individual directors, and many institutional investors, in response, have capitalized on their rights as stakeholders to prompt changes. Corporations have taken notice, implementing many of the reforms championed by their shareholders.

Although differences of opinion remain, a fairly strong consensus has emerged on a number of key issues. It is widely agreed that the board’s most important responsibility is to ensure that the corporation is managed in the shareholders’ best long-term economic interest. This will often require boards to consider the impact of their actions on other constituencies, including employees, customers, local communities, and the environment.

∎	The board’s principal functions are widely agreed to consist of the following:
∎	To select, evaluate, and if necessary, replace management, including the chief executive officer;
∎	To review and approve major strategies and financial objectives;
∎	To advise management on significant issues;
∎	To assure that effective controls are in place to safeguard corporate assets, manage risk, and comply with the law; and
∎	To nominate directors and otherwise ensure that the board functions effectively.

Boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as Chairman of the board. Key committees of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders. Shareholders are also asked to vote on a number of other matters regarding the role, structure, and composition of the board. Social Advisory Services classifies directors as either executive, non-independent non-executive, or independent directors.

W W W . I S S G O V E R N A N C E . C O M	10 of 101

Uncontested Election of Directors

Four broad principles apply when determining votes on director nominees:

1.

Board Accountability: Accountability refers to the promotion of transparency into a company’s governance practices and annual board elections and the provision to shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

2.

Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote or management proposals that receive significant opposition and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

3.	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.
4.

Director Diversity/Competence: Companies should seek a diverse board of directors who can add value to the board through their specific skills or expertise and who can devote sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Social Advisory Services Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on a case-by-case basis):

Board Accountability

Vote against or withhold from the entire board of directors (except new nominees, who should be considered case-by-case) for the following:

Problematic Takeover Defenses, Capital Structure, and Governance Structures

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant an against/withhold recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to a classified board structure, supermajority vote requirements, a majority vote standard for director elections with no carve out for contested elections, inability for shareholders to call special meetings or act by written consent, a multi-class capital structure, and/or a non-shareholder approved poison pill.

1 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

W W W . I S S G O V E R N A N C E . C O M	11 of 101

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

∎	The company has a poison pill with a deadhand or slowhand feature[2];
∎	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
∎	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[3].

Vote case-by-case on nominees if the board adopts an initial short-term pill2 (with a term of one year or less) without shareholder approval, taking into consideration:

∎	The trigger threshold and other terms of the pill;
∎	The disclosed rationale for the adoption;
∎

The context in which the pill was adopted, (e.g., factors such as the company’s size and stage of development, sudden changes in its market capitalization, and extraordinary industry-wide or macroeconomic events);

∎	A commitment to put any renewal to a shareholder vote;
∎	The company’s overall track record on corporate governance and responsiveness to shareholders; and
∎	Other factors as relevant.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders. Considering the following factors:

∎	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
∎	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
∎	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
∎	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
∎	The company’s ownership structure;
∎	The company’s existing governance provisions;
∎	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
∎	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

∎	Classified the board;
∎	Adopted supermajority vote requirements to amend the bylaws or charter;
∎	Eliminated shareholders’ ability to amend bylaws;
∎	Adopted a fee-shifting provision; or

2 If the short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, Social Advisory Services will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

3 Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

W W W . I S S G O V E R N A N C E . C O M	12 of 101

∎	Adopted another provision deemed egregious.

Problematic Governance Structure: For companies that hold or held their first annual meeting4 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

∎	Supermajority vote requirements to amend the bylaws or charter;
∎	A classified board structure; or
∎	Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a multi-class capital structure with unequal voting rights5.

Exceptions to this policy will generally be limited to:

∎	Newly-public companies[6] with a sunset provision of no more than seven years from the date of going public;
∎	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
∎	Convertible preferred shares that vote on an “as-converted” basis;
∎

Situations where the enhanced voting rights are limited in duration and applicability, such as where they are intended to overcome low voting turnout and ensure approval of a specific non-controversial agenda item and “mirrored voting” applies;

∎	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
∎	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

∎	The presence of a shareholder proposal addressing the same issue on the same ballot;
∎	The board’s rationale for seeking ratification;
∎	Disclosure of actions to be taken by the board should the ratification proposal fail;
∎	Disclosure of shareholder engagement regarding the board’s ratification request;

4 Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

5 This generally includes classes of common or preferred stock that have more votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

Preferred shares that have voting rights only with respect to items that affect the rights of their holders as a class are not generally considered a problematic capital structure.

6 Newly-public companies generally include companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

W W W . I S S G O V E R N A N C E . C O M	13 of 101

∎	The level of impairment to shareholders’ rights caused by the existing provision;
∎	The history of management and shareholder proposals on the provision at the company’s past meetings;
∎	Whether the current provision was adopted in response to the shareholder proposal;
∎	The company’s ownership structure; and
∎	Previous use of ratification proposals to exclude shareholder proposals.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

∎

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Problematic Audit-Related Practices

Vote against/withhold from the members of the audit committee if:

∎	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification);
∎	The company receives an adverse opinion on the company’s financial statements from its auditor; or
∎

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the audit committee and potentially the full board if:

∎

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item, or, in egregious situations, vote against/withhold from members of the compensation committee and potentially the full board if:

∎	There is a significant misalignment between CEO pay and company performance (pay-for-performance);
∎	The company maintains significant problematic pay practices including options backdating, excessive perks and overly generous employment contracts etc.;
∎	The board exhibits a significant level of poor communication and responsiveness to shareholders;
∎	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm’s equity plan;
∎	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
∎	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

W W W . I S S G O V E R N A N C E . C O M	14 of 101

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more consecutive or non-consecutive years/across multiple years) of awarding excessive or otherwise problematic7 non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Adverse recommendations may be warranted in the first year for director pay issues that are considered egregious.7

Problematic Pledging of Company Stock

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

∎	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
∎	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
∎	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
∎	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
∎	Any other relevant factors.

Material Environmental, Social and Governance (ESG) Risk Oversight Failures

Vote against/withhold from directors individually, committee members, or potentially the entire board, due to:

∎	Material failures of governance, stewardship, risk oversight[8], or fiduciary responsibilities at the company, including failure to adequately guard against or manage ESG risks;
∎	A lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate environmental, social and governance (ESG) risks;
∎	Failure to replace management as appropriate; or
∎

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Climate Risk Mitigation and Net Zero

For companies that are significant GHG emitters9, through its operations or value chain, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where Social Advisory Services determines that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.

7 May include performance awards, retirement benefits, or problematic perquisites.

8 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant environmental incidents including spills and pollution; large scale or repeat workplace fatalities or injuries; significant adverse legal judgments or settlements; or hedging of company stock.

9 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

W W W . I S S G O V E R N A N C E . C O M	15 of 101

Minimum steps needed to be considered to be aligned with a Net Zero by 2050 trajectory are (all minimum criteria will be required to be in alignment with policy):

∎	The company has detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
∎	Board governance measures;
∎	Corporate strategy;
∎	Risk management analyses; and
∎	Metrics and targets.
∎	The company has declared a Net Zero target by 2050 or sooner and the target includes scope 1, 2, and relevant scope 3 emissions.
∎	The company has set a medium-term target for reducing its GHG emissions and the targets include scope 1, 2, and relevant scope 3 emissions.
∎	The company has a decarbonization strategy in place, with a defined set of quantitative and qualitative actions to reach Net Zero targets.

Expectations about what constitutes “minimum steps needed to be aligned with a Net Zero by 2050 trajectory” will increase over time.

Board Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

∎

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

∎	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
∎	Rationale provided in the proxy statement for the level of implementation;
∎	The subject matter of the proposal;
∎	The level of support for and opposition to the resolution in past meetings;
∎	Actions taken by the board in response to the majority vote and its engagement with shareholders;
∎	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
∎	Other factors as appropriate.
∎	The board failed to act on takeover offers where the majority of shares are tendered;
∎

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and/or the say-on-pay proposal:

When the company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered in assessing the board responsiveness include:

∎

Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);

∎	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; and
∎	Disclosure of specific and meaningful actions taken to address shareholders’ concerns.

W W W . I S S G O V E R N A N C E . C O M	16 of 101

If the company discloses meaningful engagement efforts, but in addition states that it was unable to obtain specific feedback, Social Advisory Services will assess company actions taken in response to the say-on-pay vote as well as the company’s explanation as to why such actions are beneficial for shareholders.

Additional factors that may be considered include:

∎	Whether the issues raised are recurring or isolated;
∎	The company’s ownership structure;
∎	Significant corporate, activity, such as a recent merger or proxy contest; and
∎	Any other compensation action or factor considered relevant to assessing board responsiveness.

If the say-on-pay support level was less than 50 percent of votes cast, this would warrant the highest degree of responsiveness, as assessed under the factors noted above.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Director Independence

Vote against/withhold from the entire board if the full board is less than majority independent.

Vote against/withhold from non-independent directors (executive directors and non-independent non-executive directors per the Categorization of Directors) when:

∎	The non-independent director serves on the audit, compensation, or nominating committee;
∎	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
∎	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year10) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

∎	Medical issues/illness;
∎	Family emergencies; and
∎	If the director’s total service was three meetings or fewer and the director missed only one meeting.

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

10 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

W W W . I S S G O V E R N A N C E . C O M	17 of 101

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Vote against or withhold from individual directors who:

∎	Sit on more than five public company boards; or
∎	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[11].

Board Diversity

NOTE: For shareholder meeting reports published on or after February 25th, 2025, Institutional Shareholder Services (ISS) has indefinitely halted the consideration of the gender and racial and/or ethnic diversity of a company’s board when making vote recommendations with respect to the election or re-election of directors at U.S. companies covered by these guidelines under its proprietary ISS U.S. SRI Specialty policy.

Social Advisory Services Recommendation: Generally vote against or withhold from incumbent nominating committee members if:

∎	The board is not comprised of at least 40 percent underrepresented gender identities[12]; or
∎	The board is not comprised of at least 20 percent racially or ethnically diverse directors.

Vote against or withhold from other directors on a case-by-case basis.

11 Although all of a CEO’s subsidiary boards will be counted as separate boards, Social Advisory Services will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

12 Underrepresented gender identities include directors who identify as women or as non-binary.

W W W . I S S G O V E R N A N C E . C O M	18 of 101

Classification of Directors – U.S.

1.	Executive Director
1.1.	Current officer[i] of the company or one of its affiliatesii.
2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by board.

Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company

2.3.	Non-officer employee of the firm (including employee representatives).
2.4.	Officer[i], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the companyiii,iv.
2.6.	Former non-CEO officer[i] of the company or an affiliateii within the past five years.
2.7.	Former officer[i] of an acquired company within the past five yearsiv.
2.8.	Officer[i] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.
2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made[v].

Family Members

2.10.	Immediate family membervi of a current or former officer[i] of the company or its affiliatesii within the last five years.
2.11.

Immediate family membervi of a current employee of company or its affiliatesii where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.

Director who (or whose immediate family membervi) currently provides professional servicesvii in excess of $10,000 per year to: the company, an affiliateii, or an individual officer of the company or an affiliate; or who is (or whose immediate family membervi is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.

Director who (or whose immediate family membervi) currently has any material transactional relationshipviii with the company or its affiliatesii; or who is (or whose immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationshipviii (excluding investments in the company through a private placement).

2.14.

Director who (or whose immediate family membervi) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliatesii.

Other Relationships

2.15.	Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.
2.16.	Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its compensation committee[x].
2.17.	Founderxi of the company but not currently an employee.
2.18.	Director with pay comparable to Named Executive Officers.
2.19.	Any materialxii relationship with the company.

3.	Independent Director

3.1.	No materialxii connection to the company other than a board seat.

W W W . I S S G O V E R N A N C E . C O M	19 of 101

Footnotes:

i The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes: the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

ii “Affiliate” includes a subsidiary, sibling company, or parent company. Social Advisory Services uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

iii Includes any former CEO of the company prior to the company’s initial public offering (IPO).

iv When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, Social Advisory Services will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

v Social Advisory Services will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. Social Advisory Services will also consider if a formal search process was under way for a full-time officer at the time.

vi “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE listing standards. In the case of a company which follows neither of the preceding standards, Social Advisory Services will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

ix Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as independent directors if an analysis of the following factors indicates that the voting agreement

W W W . I S S G O V E R N A N C E . C O M	20 of 101

does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

x Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

xi The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, Social Advisory Services may deem him or her an independent outsider.

xii For purposes of Social Advisory Services’ director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Board-Related Management Proposals

Classification/Declassification of the Board

Under a classified board structure only one class of directors would stand for election each year, and the directors in each class would generally serve three-year terms. Although staggered boards can provide continuity for companies at the board level, there are also a number of downsides to the structure. First, a classified board can also be used to entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. In addition, when a board is classified, it is difficult to remove individual members for either poor attendance or poor performance; shareholders would only have the chance to vote on a given director every third year when he or she comes up for election. The classified board structure can also limit shareholders’ ability to withhold votes from inside directors that sit on key board committee, or to withhold votes from an entire board slate to protest the lack of board diversity. According to ISS’ 2012 Board Practices study, the number of S&P 500 companies with classified boards has continued to fall. In 2015, only 17 percent of S&P 500 companies maintained staggered boards, compared to 25 percent in 2014, 30 percent in 2013, and 39 percent in 2010. While we recognize that there are some advantages to classified boards, based on the latest studies on classified boards, the fact that classified boards can make it more difficult for shareholders to remove individual directors, and the fact that classified boards can be used as an antitakeover device, Social Advisory Services recommends against the adoption of classified boards.

Social Advisory Services Recommendation:

∎	Vote for proposals to repeal classified boards and to elect all directors annually.
∎	Vote against proposals to classify (stagger) the board of directors.

Majority Vote Threshold for Director Elections

Social Advisory Services Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections.

Vote against if no carve-out for plurality in contested elections is included.

W W W . I S S G O V E R N A N C E . C O M	21 of 101

Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding—the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate.

Social Advisory Services Recommendation: Generally vote against management proposals to eliminate cumulative voting, and for shareholder proposals to restore or provide for cumulative voting unless:

∎	The company has proxy access[13], thereby allowing shareholders to nominate directors to the company’s ballot; and
∎

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection, and Exculpation

Social Advisory Services Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation14.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

∎	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care.
∎	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.
∎	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
∎

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

∎	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and
∎	If only the individual’s legal expenses would be covered.

13 A proxy access right that meets the recommended guidelines.

14 Indemnification: the condition of being secured against loss or damage.

Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.

Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

W W W . I S S G O V E R N A N C E . C O M	22 of 101

Shareholder Ability to Remove Directors/Fill Vacancies

Shareholder ability to remove directors, with or without cause, is either prescribed by a state’s business corporation law, an individual company’s articles of incorporation, or its bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

Social Advisory Services Recommendation:

∎	Vote against proposals that provide that directors may be removed only for cause.
∎	Vote for proposals to restore shareholder ability to remove directors with or without cause.
∎	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
∎	Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Board Size

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. Social Advisory Services supports management proposals to fix the size of the board at a specific number, thus preventing management, when facing a proxy contest, from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

Social Advisory Services Recommendation:

∎	Vote for proposals that seek to fix the size of the board.
∎	Vote case-by-case on proposals that seek to change the size or range of the board.
∎	Vote against proposals that give management the ability to alter the size of the board outside of a specific range without shareholder approval.

Establish/Amend Nominee Qualifications

Social Advisory Services Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

Term/Tenure Limits

Social Advisory Services Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

W W W . I S S G O V E R N A N C E . C O M	23 of 101

∎	The rationale provided for adoption of the term/tenure limit;
∎	The robustness of the company’s board evaluation process;
∎	Whether the limit is of sufficient length to allow for a broad range of director tenures;
∎	Whether the limit would disadvantage independent directors compared to non-independent directors; and
∎	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Age Limits

Social Advisory Services Recommendation: Generally vote against management proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

Board-Related Shareholder Proposals/Initiatives

Proxy Contests/Proxy Access

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

Social Advisory Services Recommendation: Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

∎	Long-term financial performance of the target company relative to its industry;
∎	Management’s track record;
∎	Background to the proxy contest;
∎	Qualifications of director nominees (both slates);
∎	Strategic plan of dissident slate and quality of critique against management;
∎	Likelihood that the proposed goals and objectives can be achieved (both slates);
∎	Stock ownership positions; and
∎	Impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Annual Election (Declassification) of the Board

Social Advisory Services Recommendation: Vote for shareholder proposals to repeal classified (staggered) boards and to elect all directors annually.

Vote against proposals to classify the board.

Majority Threshold Voting Shareholder Proposals

A majority vote standard requires that for directors to be elected (or re-elected) to serve on the company’s board they must receive support from holders of a majority of shares voted. Shareholders have expressed strong support for shareholder proposals on majority threshold voting. Social Advisory Services believes shareholders should have

W W W . I S S G O V E R N A N C E . C O M	24 of 101

a greater voice in the election of directors and believes majority threshold voting represents a viable alternative to the plurality system in the U.S. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Social Advisory Services Recommendation: Vote for precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Majority of Independent Directors

Social Advisory Services believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, Social Advisory Services will cast votes in a manner that shall encourage the independence of boards.

Social Advisory Services Recommendation:

∎

Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Social Advisory Services’ definition of independence.

∎	Vote for shareholder proposals to strengthen the definition of independence for board directors.

Establishment of Independent Committees

Most corporate governance experts agree that the key board committees (audit, compensation, and nominating/corporate governance) of a corporation should include only independent directors. The independence of key committees has been encouraged by regulation. Social Advisory Services believes that initiatives to increase the independent representation of these committees or to require that these committees be independent should be supported.

Social Advisory Services Recommendation: Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Independent Board Chair

One of the principle functions of the board is to monitor and evaluate the performance of the CEO. The chairperson’s duty to oversee management is obviously compromised when he or she is required to monitor himself or herself. Generally Social Advisory Services recommends a vote for shareholder proposals that would require that the position of board chair be held by an individual with no materials ties to the company other than their board seat.

Social Advisory Services Recommendation: Vote for shareholder proposals that would require the board chair to be independent of management.

Establishment of Board Committees

Social Advisory Services Recommendation: Generally vote for shareholder proposals to establish a new board committee to address broad corporate policy topics or to provide a forum for ongoing dialogue on issues such as the environment, human or labor rights, shareholder relations, occupational health and safety etc. when the

W W W . I S S G O V E R N A N C E . C O M	25 of 101

formation of such committees appears to be a potentially effective method of protecting or enhancing shareholder value. In evaluating such proposals, the following factors will be considered:

∎	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
∎	Level of disclosure regarding the issue for which board oversight is sought;
∎	Company performance related to the issue for which board oversight is sought;
∎	Board committee structure compared to that of other companies in its industry sector; and
∎	The scope and structure of the proposal.

Establish/Amend Nominee Qualifications

Social Advisory Services Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

∎	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
∎	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
∎	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
∎	The scope and structure of the proposal.

Board Policy on Shareholder Engagement

Social Advisory Services Recommendation: Vote for shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

∎	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
∎	Effectively disclosed information with respect to this structure to its shareholders;
∎	The company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
∎

The company has an independent chairman or a lead director (according to Social Advisory Services’ definition). This individual must be made available for periodic consultation and direct communication with major shareholders.

Proxy Access

Social Advisory Services supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, a case-by-case approach will be undertaken in evaluating these proposals.

W W W . I S S G O V E R N A N C E . C O M	26 of 101

Social Advisory Services Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

∎	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
∎	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
∎	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
∎	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Board Refreshment

Term/Tenure Limits

Supporters of term limits argue that this requirement would bring new ideas and approaches to a board. However, we prefer to look at directors and their contributions to the board individually rather than impose a strict rule.

Social Advisory Services Recommendation: Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

∎	The scope of the shareholder proposal; and
∎	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

Social Advisory Services Recommendation: Generally vote against shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

CEO Succession Planning

Social Advisory Services Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

∎	The reasonableness/scope of the request; and
∎	The company’s existing disclosure on its current CEO succession planning process.

Vote No Campaigns

Social Advisory Services Recommendation: In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

W W W . I S S G O V E R N A N C E . C O M	27 of 101

2.	Ratification of Auditors

Annual election of the outside accountants is best practice standard. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. A Blue Ribbon Commission report concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting misdeeds that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. Shareholders should have the right to weigh in on the choice of the audit firm, and all companies should put ratification on the ballot of their annual meeting. Special consideration will be given when non-audit fees exceed audit fees, as high non-audit fees can compromise the independence of the auditor. Social Advisory Services will also monitor both auditor tenure and whether auditor ratification has been pulled from the ballot.

Social Advisory Services Recommendation: Vote for proposals to ratify auditors, unless any of the following apply:

∎	The non-audit fees paid represent 25 percent or more of the total fees paid to the auditor;
∎	An auditor has a financial interest in or association with the company, and is therefore not independent;
∎	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or
∎	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Auditor-Related Shareholder Proposals

Ratify Auditors/Ensure Auditor Independence

These shareholder proposals request that the board allow shareholders to ratify the company’s auditor at each annual meeting. Annual ratification of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders.

Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. Social Advisory Services believes that shareholders should have the ability to ratify the auditor on an annual basis.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals to allow shareholders to vote on auditor ratification.
∎	Vote for proposals that ask a company to adopt a policy on auditor independence.
∎	Vote for proposals that seek to limit the non-audit services provided by the company’s auditor.

Auditor Rotation

To minimize any conflict of interest that may rise between the company and its auditor, Social Advisory Services supports the rotation of auditors. Currently, SEC rules provide that partners should be rotated every five years. However, Social Advisory Services also believes that the long tenure of audit firms at U.S. companies can be problematic.

W W W . I S S G O V E R N A N C E . C O M	28 of 101

Social Advisory Services Recommendation: Vote for shareholder proposals to rotate company’s auditor every five years or more. Social Advisory Services believes that proposing a rotation period less than five years is unreasonably restrictive and may negatively affect audit quality and service while increasing expense.

3.	Takeover Defenses / Shareholder Rights

Corporate takeover attempts come in various guises. Usually, a would-be acquirer makes a direct offer to the board of directors of a targeted corporation. The bidder may offer to purchase the company for cash and/or stock. If the board approves the offer, a friendly transaction is completed and presented to shareholders for approval. If, however, the board of directors rejects the bid, the acquirer can make a tender offer for the shares directly to the targeted corporation’s shareholders. Such offers are referred to as hostile tender bids.

Not wishing to wait until they are subjects of hostile takeover attempts, many corporations have adopted antitakeover measures designed to deter unfriendly bids or buy time. The most common defenses are the shareholders rights protection plan, also known as the poison pill, and charter amendments that create barriers to acceptance of hostile bids. In the U.S., poison pills do not require shareholder approval. However, shareholders must approve charter amendments, such as classified boards or supermajority vote requirements. In brief, the very existence of defensive measures can foreclose the possibility of tenders and hence, opportunities to premium prices for shareholders.

Anti-takeover statutes generally increase management’s potential for insulating itself and warding off hostile takeovers that may be beneficial to shareholders. While it may be true that some boards use such devices to obtain higher bids and to enhance shareholder value, it is more likely that such provisions are used to entrench management. The majority of historical evidence on individual corporate anti-takeover measures indicates that heavily insulated companies generally realize lower returns than those having managements that are more accountable to shareholders and the market. The evidence also suggests that when states adopt their own anti-takeover devices, or endorse those employed by firms, shareholder returns are harmed. Moreover, the body of evidence appears to indicate that companies in states with the strongest anti-takeover laws experience lower returns than they would absent such statutes.

Takeover Defenses and Shareholder Rights-Related Management Proposals

Poison Pills (Shareholder Rights Plans)

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: 1) dilute the acquirer’s equity holdings in the target company; 2) dilute the acquirer’s voting interests in the target company; or 3) dilute the acquirer’s equity holdings in the post-merger company. Poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip-in pill) and/or the potential acquirer (flip-out pill) at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

Social Advisory Services Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

∎	No lower than a 20 percent trigger, flip-in or flip-over provision;

W W W . I S S G O V E R N A N C E . C O M	29 of 101

∎	A term of no more than three years;
∎	No deadhand, slowhand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
∎

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Net Operating Loss (NOL) Poison Pills/Protective Amendments

The financial crisis has prompted widespread losses in certain industries. This has resulted in previously profitable companies considering the adoption of a poison pill and/or NOL protective amendment to protect their NOL tax assets, which may be lost upon an acquisition of 5 percent of a company’s shares.

When evaluating management proposals seeking to adopt NOL pills or protective amendments, the purpose behind the proposal, its terms, and the company’s existing governance structure should be taken into account to assess whether the structure actively promotes board entrenchment or adequately protects shareholder rights. While Social Advisory Services acknowledges the high estimated tax value of NOLs, which benefit shareholders, the ownership acquisition limitations contained in an NOL pill/protective amendment coupled with a company’s problematic governance structure could serve as an antitakeover device.

Given the fact that shareholders will want to ensure that such an amendment does not remain in effect permanently, Social Advisory Services will also closely review whether the pill/amendment contains a sunset provision or a commitment to cause the expiration of the NOL pill/protective amendment upon exhaustion or expiration of the NOLs.

Social Advisory Services Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

∎	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);
∎	The value of the NOLs;
∎	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
∎

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

∎	Any other factors that may be applicable.

Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

W W W . I S S G O V E R N A N C E . C O M	30 of 101

∎

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

∎	The value of the NOLs;
∎	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
∎	The company‘s existing governance structure including; board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns;
∎	Any other factors that may be applicable.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

Social Advisory Services Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

∎	The presence of a shareholder proposal addressing the same issue on the same ballot;
∎	The board’s rationale for seeking ratification;
∎	Disclosure of actions to be taken by the board should the ratification proposal fail;
∎	Disclosure of shareholder engagement regarding the board’s ratification request;
∎	The level of impairment to shareholders’ rights caused by the existing provision;
∎	The history of management and shareholder proposals on the provision at the company’s past meetings;
∎	Whether the current provision was adopted in response to the shareholder proposal;
∎	The company’s ownership structure; and
∎	Previous use of ratification proposals to exclude shareholder proposals.

Supermajority Shareholder Vote Requirements

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change at a company.

Social Advisory Services Recommendation:

∎

Vote for proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations. For companies with shareholder(s) who own a significant amount of company stock, vote case-by-case, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.

∎	Vote against proposals to require a supermajority shareholder vote for charter amendments, mergers and other significant business combinations.

Shareholder Ability to Call a Special Meeting

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

W W W . I S S G O V E R N A N C E . C O M	31 of 101

Social Advisory Services Recommendation:

∎

Vote for proposals that provide shareholders with the ability to call special meetings taking into account: a) shareholders’ current right to call special meetings; b) minimum ownership threshold necessary to call special meetings (10% preferred); c) the inclusion of exclusionary or prohibitive language; d) investor ownership structure; and e) shareholder support of and management’s response to previous shareholder proposals.

∎	Vote against proposals to restrict or prohibit shareholders’ ability to call special meetings.

Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others, standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

Social Advisory Services Recommendation:

∎	Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.
∎

Vote for proposals to allow or facilitate shareholder action by written consent, taking into consideration: a) shareholders’ current right to act by written consent; b) consent threshold; c) the inclusion of exclusionary or prohibitive language; d) Investor ownership structure; and e) shareholder support of and management’s response to previous shareholder proposals.

∎

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions; a) an unfettered[15] right for shareholders to call special meetings at a 10 percent threshold; b) a majority vote standard in uncontested director elections; c) no non-shareholder-approved pill, and; d) an annually elected board.

Advance Notice Requirements for Shareholder Proposals/Nominations

In 2008, the Delaware courts handed down two decisions, which, read together, indicate a judicial move toward a narrower interpretation of companies’ advance notice bylaws. These recent court decisions have encouraged companies to take a closer look at their bylaw provisions to ensure that broad language does not provide loopholes for activist investors. Specifically, companies are including language designed to provide more detailed advance notice provisions and to ensure full disclosure of economic and voting interests in a shareholder’s notice of proposals, including derivatives and hedged positions.

Social Advisory Services Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter

15 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

W W W . I S S G O V E R N A N C E . C O M	32 of 101

than 30 days from the beginning of the notice period (also known as a 90-120 day window).The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises, the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time the acquirer states that once control has been obtained, the target’s remaining shares will be purchased with cash, cash and securities or only securities. Since the payment offered for the remaining stock is, by design less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize their value. Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares that brought control.

Social Advisory Services Recommendation:

∎

Vote case-by-case on proposals to adopt fair price provisions evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

∎	Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

Social Advisory Services Recommendation:

∎	Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
∎	Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Confidential Voting

Confidential voting, or voting by secret ballot, is one of the key structural issues in the proxy system. It ensures that all votes are based on the merits of proposals and cast in the best interests of fiduciary clients and pension plan beneficiaries. In a confidential voting system, only vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are given only vote totals. In an open voting system, management can determine who has voted against its nominees or proposals and then re-solicit those votes before the final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain, or would like to establish, a business relationship. Confidential voting also protects

W W W . I S S G O V E R N A N C E . C O M	33 of 101

employee shareholders from retaliation. Shares held by employee stock ownership plans, for example, are important votes that are typically voted by employees.

Social Advisory Services Recommendation: Vote for management proposals to adopt confidential voting.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Social Advisory Services Recommendation:

∎	Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
∎	Vote against proposals to amend the charter to include control share acquisition provisions.
∎	Vote for proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Social Advisory Services Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Social Advisory Services Recommendation: Vote for proposals to opt out of state disgorgement provisions.

State Takeover Statutes

Social Advisory Services Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Vote for opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. Social Advisory Services would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

W W W . I S S G O V E R N A N C E . C O M	34 of 101

Freeze-Out Provisions

Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Social Advisory Services Recommendation: Vote for proposals to opt out of state freeze-out provisions.

Reincorporation Proposals

Social Advisory Services Recommendation: Vote case-by-case on proposals to change a company’s state of incorporation giving consideration to both financial and corporate governance concerns including the following:

∎	Reasons for reincorporation;
∎	Comparison of company’s governance practices and provisions prior to and following the reincorporation;
∎	Comparison of corporation laws of original state and destination state.

Reincorporations into “tax havens” will be given special consideration.

While a firm’s country of incorporation will remain the primary basis for evaluating companies, Social Advisory Services will generally apply U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on country of incorporation.

Amend Bylaws without Shareholder Consent

Social Advisory Services Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

Social Advisory Services Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

W W W . I S S G O V E R N A N C E . C O M	35 of 101

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

Social Advisory Services Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

∎	The company’s stated rationale for adopting such a provision;
∎	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
∎	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
∎

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee Shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

Social Advisory Services Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

Takeover Defenses and Shareholder Rights-Related Shareholder Proposals

Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Social Advisory Services Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) a shareholder approved poison pill in place; or(2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

∎	Shareholders have approved the adoption of the plan; or
∎

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from

W W W . I S S G O V E R N A N C E . C O M	36 of 101

seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Reduce Supermajority Vote Requirements

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
∎	Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Remove Antitakeover Provisions

There are numerous antitakeover mechanisms available to corporations that can make takeovers prohibitively expensive for a bidder or at least guarantee that all shareholders are treated equally. The debate over antitakeover devices centers on whether these devices enhance or detract from shareholder value. One theory argues that a company’s board, when armed with these takeover protections, may use them as negotiating tools to obtain a higher premium for shareholders. The opposing view maintains that managements afforded such protection are more likely to become entrenched than to actively pursue the best interests of shareholders. Such takeover defenses also serve as obstacles to the normal functioning of the marketplace which, when operating efficiently, should replace incapable and poorly performing managements.

Social Advisory Services Recommendation: Vote for shareholder proposals that seek to remove antitakeover provisions.

Reimburse Proxy Solicitation Expenses

Social Advisory Services Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

∎	The election of fewer than 50 percent of the directors to be elected is contested in the election;
∎	One or more of the dissident’s candidates is elected;
∎	Shareholders are not permitted to cumulate their votes for directors;
∎	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

W W W . I S S G O V E R N A N C E . C O M	37 of 101

Virtual Shareholder Meetings

Social Advisory Services Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only16 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

∎	Scope and rationale of the proposal; and
∎	Concerns identified with the company’s prior meeting practices.

4.	Miscellaneous Governance Provisions

Bundled Proposals

Social Advisory Services Recommendation: Review on a case-by-case basis bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Adjourn Meeting

Companies may ask shareholders to adjourn a meeting in order to solicit more votes. Generally, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

Social Advisory Services Recommendation:

∎	Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
∎

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Changing Corporate Name

Proposals to change a company’s name are generally routine matters. Generally, the name change reflects a change in corporate direction or the result of a merger agreement.

Social Advisory Services Recommendation: Vote for changing the corporate name unless there is compelling evidence that the change would adversely affect shareholder value.

16 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

W W W . I S S G O V E R N A N C E . C O M	38 of 101

Amend Quorum Requirements

Social Advisory Services Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

∎	The new quorum threshold requested;
∎	The rationale presented for the reduction;
∎	The market capitalization of the company (size, inclusion in indices);
∎	The company’s ownership structure;
∎	Previous voter turnout or attempts to achieve quorum;
∎	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
∎	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

Social Advisory Services Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Other Business

Other business proposals are routine items to allow shareholders to raise other issues and discuss them at the meeting. Only issues that may be legally discussed at meetings may be raised under this authority. However, shareholders cannot know the content of these issues so they are generally not supported.

Social Advisory Services Recommendation: Generally vote against other business proposals.

W W W . I S S G O V E R N A N C E . C O M	39 of 101

5.	Capital Structure

The equity in a corporate enterprise (that is, the residual value of the company’s assets after the payment of all debts) belongs to the shareholders. Equity securities may be employed, or manipulated, in a manner that will ultimately enhance or detract from shareholder value. As such, certain actions undertaken by management in relation to a company’s capital structure can be of considerable significance to shareholders. Changes in capitalization usually require shareholder approval or ratification.

Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

General Authorization Requests

Social Advisory Services Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

∎	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
∎	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
∎	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
∎	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

∎	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
∎	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
∎	The company has a non-shareholder approved poison pill (including an NOL pill); or
∎

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

∎	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
∎	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
∎	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

W W W . I S S G O V E R N A N C E . C O M	40 of 101

Specific Authorization Requests

Social Advisory Services Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

∎	twice the amount needed to support the transactions on the ballot, and
∎	the allowable increase as calculated for general issuances above.

Issue Stock for Use with Rights Plan

Social Advisory Services Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Stock Distributions: Splits and Dividends

Social Advisory Services Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with Social Advisory Services’ Common Stock Authorization policy.

Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company’s share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits help maintain stock liquidity.

Social Advisory Services Recommendation: Vote for management proposals to implement a reverse stock split if:

∎	The number of authorized shares will be proportionately reduced; or
∎	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with Social Advisory Services’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

∎	Stock exchange notification to the company of a potential delisting;
∎	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;
∎	The company’s rationale; or
∎	Other factors as applicable.

Preferred Stock Authorization

Preferred stock is an equity security which has certain features similar to debt instruments, such as fixed dividend payments, seniority of claims to common stock, and in most cases no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion—with

W W W . I S S G O V E R N A N C E . C O M	41 of 101

voting rights, conversion, distribution and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes but could be used as a device to thwart hostile takeovers without shareholder approval.

General Authorization Requests

Social Advisory Services Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate services:

∎	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
∎	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
∎	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
∎	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
∎	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

∎	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[17]
∎

The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

∎

The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they’re convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

∎	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
∎	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
∎	The company has a non-shareholder approved poison pill (including an NOL pill); or
∎

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

∎	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
∎	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
∎	A government body has in the past year required the company to increase its capital ratios.

17 To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

W W W . I S S G O V E R N A N C E . C O M	42 of 101

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

Social Advisory Services Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

∎	twice the amount needed to support the transactions on the ballot, and
∎	the allowable increase as calculated for general issuances above.

Blank Check Preferred Stock

Social Advisory Services Recommendation:

∎	Vote against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
∎	Vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
∎	Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
∎	Vote for requests to require shareholder approval for blank check authorizations.

Adjustments to Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulated industries such as banks, and other legal requirements relating to the payment of dividends.

Social Advisory Services Recommendation:

∎	Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.
∎	Vote for management proposals to eliminate par value.

Unequal Voting Rights/Dual Class Structure

Incumbent managers use unequal voting rights with the voting rights of their common shares superior to other shareholders in order to concentrate their power and insulate themselves from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

Social Advisory Services Recommendation: Generally vote against proposals to create a new class of common stock unless:

W W W . I S S G O V E R N A N C E . C O M	43 of 101

∎

The company discloses a compelling rationale for the dual-class capital structure, including: a) the company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or b) the new class of shares will be transitory;

∎	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term;
∎	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Generally vote against proposals to create a new class of preferred stock with voting rights superior to the common stock unless:

∎	The preferred shares are convertible into common shares and vote on an “as converted” basis prior to conversion, or
∎

The enhanced voting rights of the preferred shares have limited duration and applicability and the shares are voted in a way that mirrors the votes of the common shares (i.e., where such shares are intended to overcome low voting turnout and ensure approval of a specific non-controversial agenda item such as a reverse stock split needed to avoid a delisting).

Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

Social Advisory Services Recommendation: Review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company, the characteristics of its shareholder base and the liquidity of the stock.

Debt Restructurings

Proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan will be analyzed considering the following issues:

∎	Dilution: How much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
∎

Change in Control: Will the transaction result in a change in control/management at the company? Are board and committee seats guaranteed? Do standstill provisions and voting agreements exist? Is veto power over certain corporate actions in place?

∎	Financial Issues: company’s financial situation, degree of need for capital, use of proceeds, and effect of the financing on the company’s cost of capital;
∎	Terms of the offer: discount/premium in purchase price to investor including any fairness opinion, termination penalties and exit strategy;
∎	Conflict of interest: arm’s length transactions and managerial incentives;
∎	Management’s efforts to pursue other alternatives.

Social Advisory Services Recommendation:

∎	Review on a case-by-case basis proposals regarding debt restructurings.

W W W . I S S G O V E R N A N C E . C O M	44 of 101

∎	Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Share Repurchase Programs

Social Advisory Services Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

∎	Greenmail,
∎	The use of buybacks to inappropriately manipulate incentive compensation metrics,
∎	Threats to the company’s long-term viability, or
∎	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Conversion of Securities

Social Advisory Services Recommendation: Vote case-by-case on proposals regarding conversion of securities, taking into account the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Recapitalization

Social Advisory Services Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account:

∎	Whether the capital structure is simplified;
∎	Liquidity is enhanced;
∎	Fairness of conversion terms;
∎	Impact on voting power and dividends;
∎	Reasons for the reclassification;
∎	Conflicts of interest;
∎	Other alternatives considered.

Tracking Stock

Social Advisory Services Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

∎	Adverse governance changes;
∎	Excessive increases in authorized capital stock;
∎	Unfair method of distribution;
∎	Diminution of voting rights;

W W W . I S S G O V E R N A N C E . C O M	45 of 101

∎	Adverse conversion features;
∎	Negative impact on stock option plans;
∎	Alternatives such as spin-offs.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

Social Advisory Services Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

6.	Executive and Director Compensation

The global financial crisis resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by managements. The financial crisis raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk-taking that could threaten a corporation‘s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and b) exemplify the costly liabilities of failing to do so.

Evolving disclosure requirements have opened a wider window into compensation practices and processes, giving shareholders more opportunity and responsibility to ensure that pay is designed to create and sustain value. Companies in the U.S. are now required to evaluate and discuss potential risks arising from misguided or misaligned compensation programs. The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “say on pay”), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. The advent of “say on pay” votes for shareholders in the U.S. has provided a new communication mechanism and impetus for constructive engagement between shareholders and managers/directors on pay issues.

The socially responsible investing community contends that corporations should be held accountable for their actions and decisions, including those around executive compensation. Social Advisory Services believes that executive pay programs should be fair, competitive, reasonable, and create appropriate incentives, and that pay for performance should be a central tenet in executive compensation philosophy. Most investors expect corporations to adhere to certain best practice pay considerations in designing and administering executive and director compensation programs, including:

∎

Appropriate pay-for-performance alignment with emphasis on long-term shareholder value: executive pay practices must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. Evaluating appropriate alignment of pay incentives with shareholder value creation includes taking into consideration, among other factors, the link between pay and

W W W . I S S G O V E R N A N C E . C O M	46 of 101

performance, the mix between fixed and variable pay, equity-based plan costs, and performance goals - including goals tied to social and environmental considerations.
∎

Avoiding arrangements that risk “pay for failure”: this includes assessing the appropriateness of long or indefinite contracts, excessive severance packages, guaranteed compensation, and practices or policies that fail to adequately mitigate against or address environmental, social and governance failures.

∎

Independent and effective compensation committees: oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed) should be promoted.

∎

Clear and comprehensive compensation disclosures: shareholders expect companies to provide informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly.

∎

Avoiding inappropriate pay to non-executive directors: compensation to outside directors should not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, this may incorporate a variety of generally accepted best practices.

A non-exhaustive list of best pay practices includes:

∎

Employment contracts: Companies should enter into employment contracts under limited circumstances for a short time period (e.g., new executive hires for a three-year contract) for limited executives. The contracts should not have automatic renewal feature and should have a specified termination date.

∎

Severance agreements: Severance provisions should not be so appealing that it becomes an incentive for the executive to be terminated. Severance provisions should exclude excise tax gross-up. The severance formula should be reasonable and not overly generous to the executive (e.g., severance multiples of 1X, 2X, or 3X and use pro-rated target/average historical bonus and not maximum bonus). Failure to renew employment contract, termination under questionable events, or poor performance should not be considered as appropriate reasons for severance payments.

∎

Change-in-control payments: Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario. Similarly, change in control provisions in equity plans should be double-triggered. A change in control event should not result in an acceleration of vesting of all unvested stock options or removal of vesting/performance requirements on restricted stock/performance shares, unless there is a loss of employment or substantial change in job duties.

∎

Supplemental executive retirement plans (SERPs): SERPS should not include sweeteners that can increase the SERP value significantly or even exponentially, such as additional years of service credited for pension calculation, inclusion of variable pay (e.g. bonuses and equity awards) into the formula. Pension formula should not include extraordinary annual bonuses paid close to retirement years, and should be based on the average, not the maximum level of compensation earned.

∎	Deferred compensation: Above-market returns or guaranteed minimum returns should not be applied on deferred compensation.
∎

Disclosure practices: The Compensation Discussion & Analysis should be written in plain English, with as little “legalese” as possible and formatted using section headers, bulleted lists, tables, and charts where possible to ease reader comprehension. Ultimately, the document should provide detail and rationale regarding compensation, strategy, pay mix, goals/metrics, challenges, competition and pay for performance linkage, etc. in a narrative fashion.

∎

Responsible use of company stock: Companies should adopt policies that prohibit executives from speculating in company’s stock or using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements. Such behavior undermines the ultimate alignment with long-term shareholders’ interests. In addition, the policy should prohibit or discourage the use of company stock as collateral for margin loans, to avoid any potential sudden stock sales (required upon margin calls), that could have a negative impact on the company’s stock price.

∎

Long-term focus: Executive compensation programs should be designed to support companies’ long-term strategic goals. A short-term focus on performance does not necessarily create sustainable shareholder value, since long-term goals may be sacrificed to achieve short-term expectations. Compensation programs

W W W . I S S G O V E R N A N C E . C O M	47 of 101

embedding a long-term focus with respect to company goals better align with the long-term interests of shareholders. Granting stock options and restricted stock to executives that vest in five years do not necessarily provide a long-term focus, as executives can sell the company shares once they vest. However, requiring senior executives to hold company stock until they retire can encourage a long-term focus on company performance.

Criteria for Evaluating Executive Pay

Pay-for-Performance Evaluation

Social Advisory Services conducts a five-part pay analysis to evaluate the degree of alignment between the CEO’s pay with the company’s performance over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial, non-financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term. With respect to companies in the Russell 3000 or Russel 3000E Indices, this analysis considers the following:

Pay-for-Performance Elements

∎

The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a five-year period,[18] and the rankings of CEO total pay and company financial performance within a peer group, each measured over a five-year period.

∎

Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.[19]

∎	Equity Pay Mix: The ratio of the CEO’s performance- vs. time-based equity awards.

Pay Equity (Quantum) Elements

∎	Multiple of Median: The multiple of the CEO’s total pay relative to the peer group median over one- and three-year periods.
∎

Internal Pay Disparity: The multiple of the CEO’s total pay relative to other named executive officers (NEOs) – i.e., an excessive differential between CEO total pay and that of the next highest-paid NEO as well as CEO total pay relative to the average NEO pay.

If the above pay-for-performance analysis demonstrates unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, the following qualitative factors will be evaluated to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

∎	The ratio of performance-based compensation to overall compensation, including whether any relevant social or environmental factors are a component of performance-contingent pay elements;
∎	The ratio of performance- to time-based long-term incentive awards;
∎	The presence of significant environmental, social or governance (ESG) controversies that have the potential to pose material risks to the company and its shareholders;

18 The ISS peer group is generally comprised of 14-24 companies that are selected using factors such as market cap, revenue, assets GICS industry group and the company selected peers’ GICS industry group. ISS’ peer selection methodology is detailed in the U.S. Peer Group FAQ.

19 Russell 3000E Index companies (excluding S&P1500 and Russell 3000 companies) are not subject to the Absolute Alignment analysis.

W W W . I S S G O V E R N A N C E . C O M	48 of 101

∎	Any downward discretion applied to executive compensation on the basis of a failure to achieve performance goals, including ESG performance objectives;
∎	The completeness of disclosure and rigor of performance goals;
∎	The company’s peer group benchmarking practices;
∎	Actual results of financial/non-financial and operational metrics, such as growth in revenue, profit, cash flow, workplace safety, environmental performance, etc., both absolute and relative to peers;
∎	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
∎	Realizable and/or realized pay compared to granted pay; and
∎	Any other factors deemed relevant.

Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

∎	Problematic practices related to non-performance-based compensation elements;
∎	Incentives that may motivate excessive risk-taking or present a windfall risk; and
∎	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

∎	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
∎	Extraordinary perquisites or tax gross-ups);
∎	New or materially amended agreements that provide for:
∎	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
∎	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
∎	CIC excise tax gross-up entitlements (including “modified” gross-ups);
∎	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
∎	Liberal CIC definition combined with any single-trigger CIC benefits, including but not limited to a significant lack of disclosure;
∎	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
∎	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);
∎	E&S Incentives: A lack of any LTI and STI performance metrics, incentives, and/or a lack of disclosure on LTI and STI performance metrics related to E&S criteria; and
∎	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to the U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

W W W . I S S G O V E R N A N C E . C O M	49 of 101

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

∎	Multi-year guaranteed bonuses;
∎	A single or common performance metric used for short- and long-term plans;
∎	Lucrative severance packages;
∎	High pay opportunities relative to industry peers;
∎	Disproportionate supplemental pensions;
∎	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined on a case-by-case basis to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud, as well as those instances in which companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

∎	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
∎	Duration of options backdating;
∎	Size of restatement due to options backdating;
∎	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants;
∎	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

∎	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
∎

Failure to adequately respond to the company’s previous say-on-pay proposal that received low support, taking into account the factors identified under the Responsiveness section in the Board of Directors policy with respect to say-on-pay.

Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals

The Dodd-Frank Act mandates advisory votes on executive compensation (Say on Pay or “SOP”) for a proxy or consent or authorization for an annual or other meeting of the shareholders that includes required SEC compensation disclosures. This non-binding shareholder vote on compensation must be included in a proxy or consent or authorization at least once every three years.

In general, the SOP ballot item is the primary focus of voting on executive pay practices – dissatisfaction with compensation practices can be expressed by voting against the SOP proposal rather than voting against or withhold from the compensation committee. However, if there is no SOP on the ballot, then the negative vote will

W W W . I S S G O V E R N A N C E . C O M	50 of 101

apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior SOP proposal, then Social Advisory Services will recommend a vote against or withhold votes from compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then a vote against an equity-based plan proposal presented for shareholder approval may be appropriate. In evaluating SOP proposals, Social Advisory Services will also assess to what degree social and environmental considerations are incorporated into compensation programs and executive pay decision-making – to the extent that proxy statement Compensation Discussion and Analysis (CD&A) disclosures permit.

Social Advisory Services Recommendation: Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

∎	Vote against management Say on Pay proposals if:
∎	There is a misalignment between CEO pay and company performance (pay-for-performance);
∎	The company maintains problematic pay practices;
∎	The board exhibits a significant level of poor communication and responsiveness to shareholders.
∎	Vote against or withhold from the members of the compensation committee and potentially the full board if:
∎

There is no SOP on the ballot, and an against vote on an SOP is warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

∎	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
∎	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
∎	The situation is egregious.
∎	Vote against an equity plan on the ballot if:
∎	A pay for performance misalignment exists, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
∎	Magnitude of pay misalignment;
∎	Contribution of non-performance-based equity grants to overall pay; and
∎	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Frequency of Advisory Vote on Executive Compensation – Management Say on Pay

The Dodd-Frank Act, in addition to requiring advisory votes on compensation (SOP), requires that each proxy for the first annual or other meeting of the shareholders (that includes required SEC compensation disclosures) occurring after Jan. 21, 2011, include an advisory voting item to determine whether, going forward, the “say on pay” vote by shareholders to approve compensation should occur every one, two, or three years.

Social Advisory Services will recommend a vote for annual advisory votes on compensation. The SOP is at its essence a communication vehicle, and communication is most useful when it is received in a consistent and timely manner. Social Advisory Services supports an annual SOP vote for many of the same reasons it supports annual director elections rather than a classified board structure: because this provides the highest level of accountability and direct communication by enabling the MSOP vote to correspond to the majority of the information presented in the accompanying proxy statement for the applicable shareholders’ meeting. Having SOP votes every two or three years, covering all actions occurring between the votes, would make it difficult to create the meaningful and coherent communication that the votes are intended to provide. Under triennial elections, for example, a company would not know whether the shareholder vote references the compensation year being discussed or a previous year, making it more difficult to understand the implications of the vote.

W W W . I S S G O V E R N A N C E . C O M	51 of 101

Social Advisory Services Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Advisory Vote on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

This is a proxy item regarding specific advisory votes on “golden parachute” arrangements for Named Executive Officers (NEOs) that is required under The Dodd-Frank Wall Street Reform and Consumer Protection Act. Social Advisory Services places particular focus on severance packages that provide inappropriate windfalls and cover certain tax liabilities of executives.

Social Advisory Services Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

∎	Single- or modified-single-trigger cash severance;
∎	Single-trigger acceleration of unvested equity awards;
∎	Excessive cash severance (>3x base salary and bonus);
∎	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
∎	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
∎

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

∎	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (“management “say on pay”), Social Advisory Services will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based Incentive Plans

As executive pay levels continue to soar, non-salary compensation remains one of the most sensitive and visible corporate governance issues. The financial crisis raised questions about the role of pay incentives in influencing executive behavior, including their appetite for risk-taking. Although shareholders may have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock incentive plans.

Stock-based plans can transfer significant amounts of wealth from shareholders to executives and directors and are among the most economically significant issues that shareholders are entitled to vote on. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation.

W W W . I S S G O V E R N A N C E . C O M	52 of 101

Factors that increase the cost (or have the potential to increase the cost) of plans to shareholders include: excessive dilution, options awarded at below-market discounts, permissive policies on pyramiding, restricted stock giveaways that reward tenure rather than results, sales of shares on concessionary terms, blank-check authority for administering committees, option repricing or option replacements, accelerated vesting of awards in the event of defined changes in corporate control, stand-alone stock appreciation rights, loans or other forms of assistance, or evidence of improvident award policies.

Positive plan features that can offset costly features include: plans with modest dilution potential (i.e. appreciably below double-digit levels), bars to pyramiding and related safeguards for investor interests. Also favorable are performance programs with a duration of two or more years, bonus schemes that pay off in non-dilutive, fully deductible cash, 401K and other thrift or profit sharing plans, and tax-favored employee stock purchase plans. In general, we believe that stock plans should afford incentives, not sure-fire, risk-free rewards.

Social Advisory Services Recommendation: Vote case-by-case on equity plan proposals subject to the Equity Plan Scorecard framework where positive factors may counterbalance negative factors, under three pillars:

∎

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

∎	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
∎	SVT based only on new shares requested plus shares remaining for future grants.
∎	Plan Features:
∎	Automatic single-triggered award vesting upon a change in control (CIC);
∎	Discretionary vesting authority;
∎	Liberal share recycling on various award types;
∎	Lack of minimum vesting period for grants made under the plan;
∎	Dividends payable prior to award vesting; and
∎	Cash-denominated awards limits for non-employee directors.
∎	Grant Practices:
∎	The company’s three-year burn rate relative to its industry/market cap peers;
∎	Vesting requirements in most recent CEO equity grants;
∎	The estimated duration of the plan;
∎	The proportion of the CEO’s most recent equity grants/awards classified by ISS as performance-based;
∎	Whether the company maintains a claw-back policy;
∎	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following apply:

∎	Awards may vest in connection with a liberal change-of-control definition;
∎

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies — or by not prohibiting it when the company has a history of repricing – for non-listed companies);

∎	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect under certain circumstances;
∎	The plan is excessively dilutive to shareholders’ holdings;
∎	The plan contains an evergreen (automatic share replenishment) feature;
∎	The plan lacks sufficient positive features under the Plan Features pillar; or
∎	Any other factors that are determined to have a significant negative impact on shareholder interests.

Each of these factors is described below.

W W W . I S S G O V E R N A N C E . C O M	53 of 101

Generally vote against equity plans if the cost is unreasonable. For non-employee director plans, vote for the plan if certain factors are met.

FURTHER INFORMATION ON CERTAIN EPSC FACTORS:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.20

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” includes the ability to do any of the following:

∎	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
∎	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.
∎	The cancellation of underwater options in exchange for stock awards; or
∎	Cash buyouts of underwater options.

While the above cover most types of repricing, Social Advisory Services may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the compensation committee who approved repricing (as defined above or otherwise determined by Social Advisory Services), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

20 For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

W W W . I S S G O V E R N A N C E . C O M	54 of 101

Pay-for-Performance Misalignment – Application to Equity Plans

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

Social Advisory Services may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

∎	Severity of the pay-for-performance misalignment;
∎	Whether problematic equity grant practices are driving the misalignment; and/or
∎	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Three-Year Value Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks will be calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate will be calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Liberal Definition of Change-in-Control

Generally vote against equity plans if the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Other Compensation Plans

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

Cash bonus plans can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general and certain industries in particular, can greatly impact the company’s stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations.

Social Advisory Services Recommendation: Vote case-by-case on amendments to cash and equity incentive plans. Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

∎	Addresses administrative features only; or

W W W . I S S G O V E R N A N C E . C O M	55 of 101

∎

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per Social Advisory Services’ Categorization of Directors. Note that if the company is presenting the plan to shareholders for the first time after the company’s initial public offering (IPO), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against such proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

∎	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per Social Advisory Services’ Categorization of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

∎

If the proposal requests additional shares and/or the amendments may potentially increase the transfer of shareholder value to employees, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

∎

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

∎

If there is no request for additional shares and the amendments are not deemed to potentially increase the transfer of shareholder value to employees, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Employee Stock Purchase Plans (ESPPs)

Employee stock purchase plans enable employees to become shareholders, which gives them a stake in the company’s growth. However, purchase plans are beneficial only when they are well balanced and in the best interests of all shareholders. From a shareholder’s perspective, plans with offering periods of 27 months or less are preferable. Plans with longer offering periods remove too much of the market risk and could give participants excessive discounts on their stock purchases that are not offered to other shareholders.

Qualified Plans

Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. Such plans must be broad-based, permitting all full-time employees to participate. Some companies also permit part-time staff to participate. Qualified ESPPs must be expensed under SFAS 123 unless the plan meets the following conditions; a) purchase discount is 5 percent or below; b) all employees can participate in the program; and 3) no look-back feature in the program. Therefore, some companies offer nonqualified ESPPs.

Social Advisory Services Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

∎	Purchase price is at least 85 percent of fair market value;
∎	Offering period is 27 months or less; and
∎	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

W W W . I S S G O V E R N A N C E . C O M	56 of 101

Vote against qualified employee stock purchase plans where any of the following apply:

∎	Purchase price is less than 85 percent of fair market value; or
∎	Offering period is greater than 27 months; or
∎	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Non-Qualified Plans

For nonqualified ESPPs, companies provide a match to employees’ contributions instead of a discount in stock price. Also, limits are placed on employees’ contributions. Some companies provide a maximum dollar value for the year and others specify the limits in terms of a percent of base salary, excluding bonus or commissions. For plans that do not qualify under Section 423 of the Internal Revenue Code, a plan participant will not recognize income by participating in the plan, but will recognize ordinary compensation income for federal income tax purposes at the time of the purchase.

Social Advisory Services Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

∎	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
∎	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
∎	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
∎	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Employee Stock Ownership Plans (ESOPs)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. The plans are designed to defer a portion of current employee income for retirement purposes.

The primary difference between ESOPs and other employee benefit plans is that ESOPs invest primarily in the securities of the employee’s company. In addition, an ESOP must be created for the benefit of non-management level employees and administered by a trust that cannot discriminate in favor of highly paid personnel.

Academic research of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. Studies have also found that companies with an ESOP are also more likely to still be in business several years later, and are more likely to have other retirement oriented benefit plans than comparable non-ESOP companies.

Social Advisory Services Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

W W W . I S S G O V E R N A N C E . C O M	57 of 101

Option Exchange Programs/Repricing Options

Social Advisory Services Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

∎	Historic trading patterns – the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
∎	Rationale for the re-pricing – was the stock price decline beyond management’s control?
∎	Is this a value-for-value exchange?
∎	Are surrendered stock options added back to the plan reserve?
∎	Option vesting – does the new option vest immediately or is there a black-out period?
∎	Term of the option – the term should remain the same as that of the replaced option;
∎	Exercise price – should be set at fair market or a premium to market;
∎	Participants – executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential vote against the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Social Advisory Services Recommendation:

∎	Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.
∎	Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
∎

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, Social Advisory Services will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

Social Advisory Services Recommendation:

One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

W W W . I S S G O V E R N A N C E . C O M	58 of 101

Vote case-by-case on one-time transfers. Vote for if:

∎	Executive officers and non-employee directors are excluded from participating;
∎

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

∎	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

∎	Eligibility;
∎	Vesting;
∎	Bid-price;
∎	Term of options;
∎	Cost of the program and impact of the TSOs on company’s total option expense; and
∎	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

401(k) Employee Benefit Plans

The 401(k) plan is one of the most popular employee benefit plans among U.S. companies. A 401(k) plan is any qualified plan under Section 401(k) of the Internal Revenue Code that contains a cash or deferred arrangement. In its simplest form, an employee can elect to have a portion of his salary invested in a 401(k) plan before any income taxes are assessed. The money can only be withdrawn before retirement under penalty. However, because the money contributed to the plan is withdrawn before taxes (reducing the employee’s income tax), a properly planned 401(k) plan will enable an employee to make larger contributions to a 401(k) plan than to a savings plan, and still take the same amount home.

Social Advisory Services Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Severance Agreements for Executives/Golden Parachutes

Social Advisory Services Recommendation: Vote on a case-by-case basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

∎	The triggering mechanism should be beyond the control of management;
∎	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
∎

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

W W W . I S S G O V E R N A N C E . C O M	59 of 101

Director Compensation

The board’s legal charge of fulfilling its fiduciary obligations of loyalty and care is put to the ultimate test through the task of the board setting its own compensation. Directors themselves oversee the process for evaluating board performance and establishing pay packages for board members.

Shareholders provide limited oversight of directors by electing individuals who are primarily selected by the board, or a board nominating committee, and by voting on stock-based plans for directors designed by the board compensation committee. Additionally, shareholders may submit and vote on their own resolutions seeking to limit or restructure director pay. While the cost of compensating non-employee directors is small in absolute terms, compared to the cost of compensating executives, it is still a critical aspect of a company’s overall corporate governance structure.

Overall, director pay levels are rising in part because of the new forms of pay in use at many companies, as well as because of the increased responsibilities arising from the 2002 Sarbanes-Oxley Act requirements. In addition to an annual retainer fee, many companies also pay fees for attending board and committee meetings, fees for chairing a committee, or a retainer fee for chairing a committee.

Director compensation packages should be designed to provide value to directors for their contribution. Given that many directors are high-level executives whose personal income levels are generally high, cash compensation may hold little appeal. Stock-based incentives on the other hand reinforce the directors’ role of protecting and enhancing shareholder value. The stock-based component of director compensation should be large enough to ensure that when faced with a situation in which the interests of shareholders and management differ, the board will have a financial incentive to think as a shareholder. Additionally, many companies have instituted equity ownership programs for directors. Social Advisory Services recommends that directors receive stock grants equal to three times of their annual retainer, as it is a reasonable starting point for companies of all sizes and industries. A vesting schedule for director grants helps directors to meet the stock ownership guidelines and maintains their long-term interests in the firm.

Director compensation packages should also be designed to attract and retain competent directors who are willing to risk becoming a defendant in a lawsuit and suffer potentially adverse publicity if the company runs into financial difficulties or is mismanaged.

Shareholder Ratification of Director Pay Programs

Social Advisory Services Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

∎	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
∎	An assessment of the following qualitative factors:
∎	The relative magnitude of director compensation as compared to companies of a similar profile;
∎	The presence of problematic pay practices relating to director compensation;
∎	Director stock ownership guidelines and holding requirements;
∎	Equity award vesting schedules;
∎	The mix of cash and equity-based compensation;
∎	Meaningful limits on director compensation;
∎	The availability of retirement benefits or perquisites; and
∎	The quality of disclosure surrounding director compensation.

W W W . I S S G O V E R N A N C E . C O M	60 of 101

Equity Plans for Non-Employee Directors

Stock-based plans may take on a variety of forms including: grants of stock or options, including: discretionary grants, formula based grants, and one-time awards; stock-based awards in lieu of all or some portion of the cash retainer and/or other fees; and deferred stock plans allowing payment of retainer and/or meeting fees to be taken in stock, the payment of which is postponed to some future time, typically retirement or termination of directorship.

Social Advisory Services Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

∎

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

∎	The company’s three year burn rate relative to its industry/market cap peers; and
∎	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, director stock plans that set aside a relatively small number of shares will exceed the plan cost or burn rate benchmark when combined with employee or executive stock compensation plans. In such cases, vote for the plan if all of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

∎	The relative magnitude of director compensation as compared to companies of a similar profile;
∎	The presence of problematic pay practices relating to director compensation;
∎	Director stock ownership guidelines and holding requirement;
∎	Equity award vesting schedules;
∎	The mix of cash and equity-based compensation;
∎	Meaningful limits on director compensation;
∎	The availability of retirement benefits or perquisites;
∎	The quality of disclosure surrounding director compensation.

Outside Director Stock Awards/Options in Lieu of Cash

These proposals seek to pay outside directors a portion of their compensation in stock rather than cash. By doing this, a director’s interest may be more closely aligned with those of shareholders.

Social Advisory Services Recommendation: Vote for proposals that seek to pay outside directors a portion of their compensation in stock rather than cash.

Director Retirement Plans

Social Advisory Services Recommendation:

∎	Vote against retirement plans for non-employee directors.
∎	Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

W W W . I S S G O V E R N A N C E . C O M	61 of 101

Shareholder Proposals on Compensation

Increase Disclosure of Executive Compensation

The SEC requires that companies disclose, in their proxy statements, the salaries of the top five corporate executives (who make at least $100,000 a year). Companies also disclose their compensation practices and details of their stock-based compensation plans. While this level of disclosure is helpful, it does not always provide a comprehensive picture of the company’s compensation practices. For shareholders to make informed decisions on compensation levels, they need to have clear, concise information at their disposal. Increased disclosure will help ensure that management: (1) has legitimate reasons for setting specific pay levels; and (2) is held accountable for its actions.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

Limit Executive Compensation

Proposals that seek to limit executive or director compensation usually focus on the absolute dollar figure of the compensation or focus on the ratio of compensation between the executives and the average worker of a specific company. Proponents argue that the exponential growth of executive salaries is not in the best interests of shareholders, especially when that pay is exorbitant when compared to the compensation of other workers.

Social Advisory Services Recommendation:

∎	Vote for proposals to prepare reports seeking to compare the wages of a company’s lowest paid worker to the highest paid workers.
∎	Vote case-by-case on proposals that seek to establish a fixed ratio between the company’s lowest paid workers and the highest paid workers.

Stock Ownership Requirements

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in boardrooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

Social Advisory Services Recommendation: Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Prohibit/Require Shareholder Approval for Option Repricing

Repricing involves the reduction of the original exercise price of a stock option after the fall in share price. Social Advisory Services does not support repricing since it undermines the incentive purpose of the plan. The use of options as an incentive means that employees must bear the same risks as shareholders in holding these options. Shareholder resolutions calling on companies to abandon the practice of repricing or to submit repricings to a shareholder vote will be supported.

W W W . I S S G O V E R N A N C E . C O M	62 of 101

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals seeking to limit repricing.
∎	Vote for shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

Severance Agreements/Golden Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. With Golden Parachutes senior level management employees receive a payout during a change in control at usually two to three times base salary.

Social Advisory Services Recommendation: Vote case-by-case on shareholder proposals requiring that executive severance (including change-in-control related) arrangements or payments be submitted for shareholder ratification.

Factors that will be considered include, but are not limited to:

∎	The company’s severance or change-in-control agreements in place, and the presence of problematic features (such as excessive severance entitlements, single triggers, excise tax gross-ups, etc.);
∎	Any existing limits on cash severance payouts or policies which require shareholder ratification of severance payments exceeding a certain level;
∎	Any recent severance-related controversies; and
∎	Whether the proposal is overly prescriptive, such as requiring shareholder approval of severance that does not exceed market norms.

Cash Balance Plans

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it was a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan, and not based on a seniority formula they may reduce payouts to long-term employees who are currently vested in plans.

Cash-balance pension conversions have undergone congressional and federal agency scrutiny following high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant change is unlikely in the short-tm, business interests were concerned enough that the National Association of Manufacturers and other business lobbies formed a Capitol Hill coalition to preserve the essential features of the plans and to overturn an IRS ruling. Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that these savings are gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals calling for non-discrimination in retirement benefits.
∎	Vote for shareholder proposals asking a company to give employees the option of electing to participate in either a cash balance plan or in a defined benefit plan.

W W W . I S S G O V E R N A N C E . C O M	63 of 101

Performance-Based Equity Awards

Social Advisory Services supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. Social Advisory Services supports equity awards that provide challenging performance objectives and serve to motivate executives to superior performance and as performance-contingent stock options as a significant component of compensation.

Social Advisory Services Recommendation: Vote case-by-case on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

∎

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

∎

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Social Advisory Services Recommendation: Generally vote for shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. The proposal has the following principles:

∎	Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;
∎	Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
∎

Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

∎	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;
∎

Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

∎	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
∎

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

∎	Can shareholders assess the correlation between pay and performance based on the current disclosure?

W W W . I S S G O V E R N A N C E . C O M	64 of 101

∎	What type of industry and stage of business cycle does the company belong to?

Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals

Social Advisory Services Recommendation: Generally, vote for shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Social Advisory Services Recommendation: Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

Vote on a case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. The following factors will be taken into regarding this policy:

∎

The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares;

∎	Current employment agreements, including potential problematic pay practices such as gross-ups embedded in those agreements.

Tax Gross-up Proposals

Social Advisory Services Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Compensation Consultants - Disclosure of Board or Company’s Utilization

Social Advisory Services Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Golden Coffins/Executive Death Benefits

Social Advisory Services Recommendation: Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

W W W . I S S G O V E R N A N C E . C O M	65 of 101

Recoup Bonuses

Social Advisory Services Recommendation: Vote on a case-by-case on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Troubled Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. The following will be taken into consideration:

∎	If the company has adopted a formal recoupment bonus policy;
∎	If the company has chronic restatement history or material financial problems;
∎	If the company’s policy substantially addresses the concerns raised by the proponent.

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Social Advisory Services Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking

Social Advisory Services Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

∎	The company’s past practices regarding equity and cash compensation;
∎	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
∎	Whether the company has a rigorous claw-back policy in place.

Hold Equity Past Retirement or for a Significant Period of Time

Social Advisory Services Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

∎	The percentage/ratio of net shares required to be retained;
∎	The time period required to retain the shares;
∎	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
∎	Whether the company has any other policies aimed at mitigating risk taking by executives;
∎	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
∎	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

W W W . I S S G O V E R N A N C E . C O M	66 of 101

Non-Deductible Compensation

Social Advisory Services Recommendation: Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pre-Arranged Trading Plans (10b5-1 Plans)

Social Advisory Services Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

∎	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;
∎	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;
∎	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
∎	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
∎	An executive may not trade in company stock outside the 10b5-1 Plan;
∎	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

7.	Mergers and Corporate Restructurings

A merger occurs when one corporation is absorbed into another and ceases to exist. The surviving company gains all the rights, privileges, powers, duties, obligations and liabilities of the merged corporation. The shareholders of the absorbed company receive stock or securities of the surviving company or other consideration as provided by the plan of merger. Mergers, consolidations, share exchanges, and sale of assets are friendly in nature, which is to say that both sides have agreed to the combination or acquisition of assets.

Shareholder approval for an acquiring company is generally not required under state law or stock exchange regulations unless the acquisition is in the form of a stock transaction which would result in the issue of 20 percent or more of the acquirer’s outstanding shares or voting power, or unless the two entities involved require that shareholders approve the deal. Under most state laws, however, a target company must submit merger agreements to a shareholder vote. Shareholder approval is required in the formation of a consolidated corporation.

Mergers and Acquisitions

M&A analyses are inherently a balance of competing factors. Bright line rules are difficult if not impossible to apply to a world where every deal is different. Ultimately, the question for shareholders (both of the acquirer and the target) is the following: Is the valuation fair? Shareholders of the acquirer may be concerned that the deal values the target too highly. Shareholders of the target may be concerned that the deal undervalues their interests.

Vote recommendation will be based on primarily an analysis of shareholder value, which itself can be affected by ancillary factors such as the negotiation process. The importance of other factors, including corporate governance and social and environmental considerations however, should not fail to be recognized.

Social Advisory Services Recommendation: Votes on mergers and acquisitions are considered on a case-by-case basis. A review and evaluation of the merits and drawbacks of the proposed transaction is conducted, balancing various and sometimes countervailing factors including:

W W W . I S S G O V E R N A N C E . C O M	67 of 101

∎

Valuation: Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale;

∎	Market reaction: How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal;
∎

Strategic rationale: Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions;

∎	Negotiations and process: Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable?
∎	Conflicts of interest: Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders?
∎	Governance: Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction?
∎	Stakeholder impact: Impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment etc.

Corporate Reorganization/Restructuring Plans (Bankruptcy)

The recent financial crisis has placed Chapter 11 bankruptcy reorganizations as a potential alternative for distressed companies. While the number of bankruptcies has risen over the past year as evidenced by many firms, including General Motors and Lehman Brothers, the prevalence of these reorganizations can vary year over year due to, among other things, market conditions and a company’s ability to sustain its operations. Additionally, the amount of time that lapses between a particular company’s entrance into Chapter 11 and its submission of a plan of reorganization varies significantly depending on the complexity, timing, and jurisdiction of the particular case. These plans are often put to a vote of shareholders (in addition to other interested parties), as required by the Bankruptcy Code.

Social Advisory Services Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

∎	Estimated value and financial prospects of the reorganized company;
∎	Percentage ownership of current shareholders in the reorganized company;
∎	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an official equity committee);
∎	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
∎	Existence of a superior alternative to the plan of reorganization;
∎	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

Social Advisory Services Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

∎

Valuation: Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

W W W . I S S G O V E R N A N C E . C O M	68 of 101

∎

Market reaction: How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

∎

Deal timing: A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

∎	Negotiations and process: What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
∎

Conflicts of interest: How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

∎	Voting agreements: Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
∎	Governance: What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?
∎	Stakeholder Impact: Impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment etc.

Special Purpose Acquisition Corporations (SPACs) – Proposals for Extensions

Social Advisory Services Recommendation: Generally support requests to extend the termination date by up to one year from the SPAC’s original termination date (inclusive of any built-in extension options, and accounting for prior extension requests).

Other factors that may be considered include: any added incentives, business combination status, other amendment terms, and, if applicable, use of money in the trust fund to pay excise taxes on redeemed shares.

Spin-offs

Social Advisory Services Recommendation: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, valuation of spinoff, fairness opinion, benefits to the parent company, conflicts of interest, managerial incentives, corporate governance changes, changes in the capital structure.

Asset Purchases

Social Advisory Services Recommendation: Votes on asset purchase proposals should be made on a case-by-case after considering the purchase price, fairness opinion, financial and strategic benefits, how the deal was negotiated, conflicts of interest, other alternatives for the business, non-completion risk.

Asset Sales

Social Advisory Services Recommendation: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, potential elimination of diseconomies, anticipated financial and operating benefits, anticipated use of funds, fairness opinion, how the deal was negotiated, and conflicts of interest.

W W W . I S S G O V E R N A N C E . C O M	69 of 101

Liquidations

Social Advisory Services Recommendation: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Joint Ventures

Social Advisory Services Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives and non-completion risk.

Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

Social Advisory Services Recommendation: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Going Private/Dark Transactions (Leveraged buyouts and Minority Squeeze-outs)

Social Advisory Services Recommendation: Vote case-by-case on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote case-by-case on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:

∎	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
∎	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
∎	Are all shareholders able to participate in the transaction?
∎	Will there be a liquid market for remaining shareholders following the transaction?
∎	Does the company have strong corporate governance?
∎	Will insiders reap the gains of control following the proposed transaction?
∎	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Private Placements/Warrants/Convertible Debentures

Social Advisory Services Recommendation: Vote case-by-case on proposals regarding private placements taking into consideration:

∎	Dilution to existing shareholders’ position.
∎	The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion.

W W W . I S S G O V E R N A N C E . C O M	70 of 101

∎	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; conversion features; termination penalties; exit strategy.
∎	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial issues.
∎

When evaluating the magnitude of a private placement discount or premium, Social Advisory Services will consider whether it is affected by liquidity, due diligence, control and monitoring issues, capital scarcity, information asymmetry and anticipation of future performance.

∎

Financial issues include but are not limited to examining the following: a) company’s financial situation; b) degree of need for capital; c) use of proceeds; d) effect of the financing on the company’s cost of capital; e) current and proposed cash burn rate; and f) going concern viability and the state of the capital and credit markets.

∎

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives. A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

∎

Control issues including: a) Change in management; b) change in control; c) guaranteed board and committee seats; d) standstill provisions; e) voting agreements; f) veto power over certain corporate actions.

∎	Minority versus majority ownership and corresponding minority discount or majority control premium
∎	Conflicts of interest
∎	Conflicts of interest should be viewed from the perspective of the company and the investor.
∎	Were the terms of the transaction negotiated at arm’s-length? Are managerial incentives aligned with shareholder interests?
∎	Market reaction
∎	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Social Advisory Services Recommendation:

∎

Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration: a) the reasons for the change; b) any financial or tax benefits; c) regulatory benefits; d) increases in capital structure; and e) changes to the articles of incorporation or bylaws of the company.

∎

Vote against the formation of a holding company, absent compelling financial reasons to support the transaction, if the transaction would include either: a) increases in common or preferred stock in excess of the allowable maximum; or b) adverse changes in shareholder rights.

Value Maximization Shareholder Proposals

Social Advisory Services Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

∎	Prolonged poor performance with no turnaround in sight;
∎	Signs of entrenched board and management;
∎	Strategic plan in place for improving value;
∎	Likelihood of receiving reasonable value in a sale or dissolution;
∎	Whether company is actively exploring its strategic options, including retaining a financial advisor.

W W W . I S S G O V E R N A N C E . C O M	71 of 101

8.	Social and Environmental Proposals

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

∎	The number and variety of shareholder resolutions on social and environmental issues has increased;
∎	Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
∎	The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation;
∎	Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

Social Advisory Services Recommendation: Generally vote for social and environmental shareholder proposals that promote good corporate citizens while enhancing long-term shareholder and stakeholder value. Vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders’ social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, Social Advisory Services will analyze the following factors:

∎	Whether the proposal itself is well framed and reasonable;
∎	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
∎	Whether the company’s analysis and voting recommendation to shareholders is persuasive;
∎	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
∎	Whether the subject of the proposal is best left to the discretion of the board;
∎	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;
∎	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;
∎	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;
∎	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;
∎

If the proposal requests increased disclosure or greater transparency, whether sufficient information is publicly available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion;

∎	Whether implementation of the proposal would achieve the objectives sought in the proposal.

In general, Social Advisory Services supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information will merit support. Requests to establish special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to

W W W . I S S G O V E R N A N C E . C O M	72 of 101

honor the request. Social Advisory Services supports shareholder proposals that improve the company’s public image, and reduce exposure to liabilities.

Diversity and Equality

Diversity and Equality

Significant progress has been made in recent years in the advancement of gender and racial diversity in the workplace and the establishment of greater protections against discriminatory practices in the workplace. In the U.S, there are many civil rights laws that are enforced by the Equal Employment Opportunity Commission. The Civil Rights Act of 1964 prohibits discrimination based on race religion, sex, gender identity, sexual orientation, and nationality. However, discrimination on the basis of federally protected characteristics continues. The SEC’s revised disclosure rules now require information on how boards factor diversity into the director nomination process, as well as disclosure on how the board assesses the effectiveness of its diversity policy.

Shareholder proposals on diversity may target a company’s board nomination procedures or seek greater disclosure on a company’s programs and procedures on increasing the diversity of its workforce, and make reference to one or more of the following points:

∎	Violations of workplace anti-discrimination laws lead to expensive litigation and damaged corporate reputations that are not in the best interests of shareholders;
∎	Employers already prepare employee diversity reports for the EEOC, so preparing a similar report to shareholders can be done at minimal cost;
∎

The presence of gender and ethnic diversity in workforce and customer pools gives companies with diversified boards a practical advantage over their competitors as a result of their unique perspectives;

∎	Efforts to increase diversity on corporate boards can be made at reasonable costs;
∎	Reports can be prepared “at reasonable expense” describing efforts to encourage diversified representation on their boards;

Add Women and Minorities to the Board

Board diversification proposals ask companies to put systems in place to increase the representation of gender, ethnic, and racial diversity as well as union members or other underrepresented minority groups on boards of directors.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals that ask the company to take steps to increase diversity to the board.
∎	Vote for shareholder proposals asking for reports on board diversity.
∎	Vote for shareholder proposals asking companies to adopt nomination charters or amend existing charters to include reasonable language addressing diversity.

Racial Equity and/or Civil Rights Audits

Social Advisory Services Recommendation: Generally vote for proposals requesting that a company conduct an independent racial equity and/or civil rights audit, considering company disclosures, policies, actions, and engagements.

W W W . I S S G O V E R N A N C E . C O M	73 of 101

Report on the Distribution of Stock Options by Gender and Race

Companies have received requests from shareholders to prepare reports documenting the distribution of the stock options and restricted stock awards by race and gender of the recipient. Proponents of these proposals argue that, in the future, there will be a shift toward basing racial and gender discrimination suits on the distribution of corporate wealth through stock options. The appearance of these proposals is also in response to the nationwide wage gap and under representation of minorities and women at the highest levels of compensation.

Social Advisory Services Recommendation: Vote for shareholder proposals asking companies to report on the distribution of stock options by race and gender of the recipient.

Prepare Report/Promote EEOC-Related Activities

Filers of proposals on this issue generally ask a company to make available, at a reasonable cost and omitting proprietary information, data the company includes in its annual report to the Equal Employment Opportunity Commission (EEOC) outlining the make-up of its workforce by race, gender and position. Shareholders also ask companies to report on any efforts they are making to advance the representation of underrepresented gender, ethnic, and racial identities in their workforce. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings. The Equal Opportunities Employment Commission does not release the companies’ filings to the public, unless it is involved in litigation and this information is difficult to obtain from other sources. Companies need to be sensitive to diverse workforce employment issues as new generations of workers become increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.

∎

Vote for shareholder proposals calling for legal and regulatory compliance and public reporting related to nondiscrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.

∎	Vote for shareholder proposals requesting nondiscrimination in salary, wages and all benefits.

∎	Vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

Report on Progress Towards Glass Ceiling Commission Recommendations

In November 1995, the Glass Ceiling Commission (Commission), a bipartisan panel of leaders from business and government, issued a report describing “an unseen yet unbreachable barrier that keeps women and minorities from rising to the upper rungs of the corporate ladder.” The Commission recommended that companies take practical steps to rectify this disparity, such as including diversity goals in business plans, committing to affirmative action for qualified employees and initiating family-friendly labor policies. Shareholders have submitted proposals asking companies to report on progress made toward the Commission’s recommendations.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals that ask the company to report on its progress against the Glass Ceiling Commission’s recommendations.

∎	Vote for shareholder proposals seeking to eliminate the “glass ceiling” for women and minority employees.

W W W . I S S G O V E R N A N C E . C O M	74 of 101

Prohibit Discrimination on the Basis of Sexual Orientation or Gender Identity

Federal law bans workplace discrimination against lesbian, gay, bisexual, transgender, and/or queer (LGBTQ) employees, and some states have additionally enacted workplace protections for these employees. Although an increasing number of US companies have explicitly banned discrimination on the basis of sexual orientation or gender identity in their equal employment opportunity (EEO) statements, many still do not. Shareholder proponents and other activist groups concerned with LGBTQ rights, such as the Human Rights Campaign (HRC) and the Pride Foundation, have targeted U.S. companies that do not specifically restrict discrimination on the basis of sexual orientation in their EEO statements. Shareholder proposals on this topic ask companies to change the language of their EEO statements in order to put in place anti-discrimination protection for their LGBTQ employees. In addition, proposals may seek disclosure on a company’s general initiatives to create a workplace free of discrimination on the basis of sexual orientation, including reference to such items as support of LGBTQ employee groups, diversity training that addresses sexual orientation, and non-medical benefits to domestic partners of LGBTQ employees.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation or gender identity.
∎	Vote for shareholder proposals seeking reports on a company’s initiatives to create a workplace free of discrimination on the basis of sexual orientation or gender identity.
∎	Vote against shareholder proposals that seek to eliminate protection already afforded to LGBTQ employees.

Report on/Eliminate Use of Racial Stereotypes in Advertising

Many companies continue to use racial stereotypes or images perceived as racially insensitive in their advertising campaigns. Filers of shareholder proposals on this topic often request companies to give more careful consideration to the symbols and images that are used to promote the company.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report on this issue.

Gender, Race, or Ethnicity Pay Gap

Over the past several years, shareholders have filed resolutions requesting that companies report whether a gender, race, or ethnicity pay gap exists, and if so, what measures are being taken to eliminate the gap.

Social Advisory Services Recommendation: Vote for requests for reports on a company’s pay data by gender, race, or ethnicity, or a report on a company’s policies and goals to reduce any gender, race, or ethinicity pay gap.

Labor and Human Rights

Investors, international human rights groups, and labor advocacy groups have long been making attempts to safeguard worker rights in the international marketplace. In instances where companies themselves operate factories in developing countries for example, these advocates have asked that the companies adopt global corporate standards that guarantee sustainable wages and safe working conditions for their workers abroad. Companies that contract out portions of their manufacturing operations to foreign companies have been asked to ensure that the products they receive from those contractors have not been made using forced labor, child labor, or other forms of modern slavery. These companies are asked to adopt formal vendor standards that, among other

W W W . I S S G O V E R N A N C E . C O M	75 of 101

things, include some sort of monitoring mechanisms. Globalization, relocation of production overseas, and widespread use of subcontractors and vendors; often make it difficult to obtain a complete picture of a company’s labor practices in global markets. Deadly accidents at factories, most notably in Bangladesh and Pakistan, have continued to intensify these concerns. Many investors believe that companies would benefit from adopting a human rights policy, based on the Universal Declaration of Human Rights and the International Labour Organization’s Core Labor Standards. Efforts that seek greater disclosure on a company’s global labor practices, including its supply chain, and that seek to establish minimum standards for a company’s operations will be supported. In addition, requests for independent monitoring of overseas operations will be supported.

Social Advisory Services generally supports proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions. The use of child labor or forced labor is unethical and can damage corporate reputations. Poor labor practices can lead to litigation against the company, which can be costly and time consuming.

Codes of Conduct and Vendor Standards

Shareholders have submitted proposals that pertain to the adoption of codes of conduct or provision, greater disclosure on a company’s international workplace standards, or that request human rights risk assessment. Companies have been asked to adopt a number of different types of codes, including a workplace code of conduct, standards for international business operations, human rights standards, International Labour Organization (ILO) standards and the SA 8000 principles. The ILO is an independent agency of the United Nations which consists of 187 member nations represented by workers, employers, and governments. The ILO’s general mandate is to promote a decent workplace for all individuals. The ILO sets international labor standards in the form of its conventions and then monitors compliance with the standards. The seven conventions of the ILO fall under four broad categories: Right to organize and bargain collectively, Nondiscrimination in employment, Abolition of forced labor, and End of child labor. Each of the 187 member-nations of the ILO is bound to respect and promote these rights to the best of their abilities. SA 8000 is a set of labor standards, based on the principles of the ILO conventions and other human rights conventions, and covers eight workplace conditions, including: child labor, forced labor, health and safety, freedom of association and the right to collective bargaining, discrimination, disciplinary practices, working hours and compensation. Companies have also turned to the United Nations “Guiding Principles on Business and Human Rights,”—a set of guidelines that create a framework for states to protect human rights, corporations to respect human rights, and rights-holders to access remediation.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.
∎	Vote for shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or human rights due diligence practices.
∎	Vote for shareholder proposals that call for the adoption of principles or codes of conduct relating to company investments in countries with patterns of human rights abuses.
∎

Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.

∎

Vote for shareholder proposals that seek publication of a “Code of Conduct” by the company’s foreign suppliers and licensees, requiring that they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.

∎	Vote for proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process.
∎

Vote for shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.

W W W . I S S G O V E R N A N C E . C O M	76 of 101

∎

Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee’s wages and working conditions.

Adopt/Report on MacBride Principles

These resolutions have called for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland’s Catholic community faced much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles serve to stabilize the situation and promote further investment.

Social Advisory Services Recommendation: Vote for shareholder proposals to report on or implement the MacBride Principles.

Community Impact Assessment/Indigenous Peoples’ Rights

A number of U.S. public companies have found their operations or expansion plans in conflict with local indigenous groups. In order to improve their standing with indigenous groups and decrease any negative publicity companies may face, some concerned shareholders have sought reports requesting that companies review their obligations, actions and presence on these groups. Some companies have made progress in working with indigenous groups. However, shareholders who are concerned with the negative impact that the company’s operations may have on the indigenous people’s land and community, have sought reports detailing the impact of the company’s actions and presence on these groups.

Social Advisory Services Recommendation: Vote for shareholder proposals asking to prepare reports on a company’s environmental and health impact on communities.

Report on Risks of Outsourcing

Consumer interest in keeping costs low through comparison shopping, coupled with breakthroughs in productivity have prompted companies to look for methods of increasing profit margins while keeping prices competitive. Through a practice known as off-shoring, the outsourcing or moving of manufacturing and service operations to foreign markets with lower labor costs, companies have found one method where the perceived savings potential is quite substantial. Shareholder opponents of outsourcing argue that there may be long-term consequences to offshore outsourcing that outweigh short-term benefits such as backlash from a public already sensitive to off-shoring, security risks from information technology development overseas, and diminished employee morale. Shareholder proposals addressing outsourcing ask that companies prepare a report to shareholders evaluating the risk to the company’s brand name and reputation in the U.S. from outsourcing and off-shoring of manufacturing and service work to other countries.

W W W . I S S G O V E R N A N C E . C O M	77 of 101

Social Advisory Services Recommendation: Vote for shareholders proposals asking companies to report on the risks associated with outsourcing or off-shoring.

Report on the Impact of Health Pandemics on Company Operations

Following the COVID-19 pandemic, among other historic pandemics, the distribution of treatments vastly differed in effectiveness between regions. With limited access to adequate treatments, the increasing death toll is expected to have profound social, political, and economic impact globally, including on the companies or industries with operations in affected areas. In the past, shareholder proposals asked companies to develop policies to provide affordable drugs in historically disadvantaged regions. However, in recent years, shareholders have changed their tactic, asking instead for reports on the impact of these pandemics on company operations, including both pharmaceutical and non-pharmaceutical companies operating in high-risk areas. This change is consistent with the general shift in shareholder proposals towards risk assessment and mitigation.

Social Advisory Services Recommendation: Vote for shareholder proposals asking for companies to report on the impact of pandemics, such as COVID-19, HIV/AIDS, malaria, and tuberculosis, on their business strategies.

Mandatory Arbitration

Social Advisory Services Recommendation: Generally vote for requests for a report on a company’s use of mandatory arbitration on employment-related claims.

Sexual Harassment

Social Advisory Services Recommendation: Generally vote for requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment.

Operations in High-Risk Markets

In recent years, shareholder advocates and human rights organizations have highlighted concerns associated with companies operating in regions that are politically unstable, including state sponsors of terror. The U.S. government has active trade sanction regimes in place against specific companies, or persons, including Russia, China, Cuba, Iran, North Korea, Sudan, and Syria, among others. These sanctions are enforced by the Office of Foreign Assets Control, which is part of the U.S. Department of the Treasury, as well as U.S. Customs and Border Patrol for sanctioned goods. However, these countries do not comprise an exhaustive list of countries considered to be high-risk markets.

Shareholder proponents have filed resolutions addressing a variety of concerns around how investments and operations in high-risk regions may support, or be perceived to support, potentially oppressive governments. Proponents contend that operations in these countries may lead to potential reputational, regulatory, and/or supply chain risks as a result of operational disruptions. Concerned shareholders have requested investment withdrawals or cessation of operations in high-risk markets as well as reports on operations in high-risk markets. Such reports may seek additional disclosure from companies on criteria employed for investing in, continuing to operate in, and withdrawing from specific countries.

Depending on the country’s human rights record, investors have also asked companies to refrain from commencing new projects in the country of concern until improvements are made. In addition, investors have sought greater disclosure on the nature of a company’s involvement in the country and on the impact of their involvement or operations.

W W W . I S S G O V E R N A N C E . C O M	78 of 101

Social Advisory Services Recommendation: Vote for requests for a review of and a report outlining the company’s potential financial and reputation risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account:

∎	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
∎	Current disclosure of applicable risk assessment(s) and risk management procedures;
∎	Compliance with U.S. sanctions and laws;
∎	Consideration of other international policies, standards, and laws;
∎	Whether the company has been recently involved in significant controversies or violations in “high-risk” markets.

Reports on Operations in Burma/Myanmar

Since the early 1960s, Burma (also known as Myanmar) has been ruled by a military dictatorship that has been condemned for human rights abuses, including slave labor, torture, rape and murder. Many companies have pulled out of Burma over the past decade given the controversy surrounding involvement in the country. Oil companies continue be the largest investors in Burma and therefore are the usual targets of shareholder proposals on this topic. However, proposals have also been filed at other companies, including financial companies, for their involvement in the country.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals to adopt labor standards in connection with involvement in Burma.
∎	Vote for shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.
∎	Vote shareholder proposals to pull out of Burma on a case-by-case basis.

Reports on Operations in China

Documented human rights abuses in China continue to raise concerns among investors, specifically with respect to alleged use of forced and child labor in supply chains across industries such as apparel, solar energy, technology manufacturing, and more. Reports have identified U.S. companies with direct or indirect ties to companies controlled by the Chinese military, the People’s Liberation Army (PLA). In addition, a number of Chinese companies have been connected to the use of state-sponsored labor of Uyghur and other Muslim minority groups. The Chinese government has explained these forced labor transfer programs as policies to combat terrorism, religious extremism, and poverty in the Xinjiang Uyghur Autonomous Region, China.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals requesting more disclosure on a company’s involvement in China
∎	Vote case-by-case on shareholder proposals that ask a company to terminate a project or investment in China.

Product Sales to Repressive Regimes

Certain Internet technology companies have been accused of assisting repressive governments in violating human rights through the knowing misuse of their hardware and software. Human rights groups have accused companies such as Yahoo!, Cisco, Google, and Microsoft of allowing the Chinese government to censor and track down dissenting voices on the internet.

W W W . I S S G O V E R N A N C E . C O M	79 of 101

Social Advisory Services Recommendation:

∎	Vote case-by-case on shareholder proposals requesting that companies cease product sales to repressive regimes that can be used to violate human rights.
∎	Vote for proposals to report on company efforts to reduce the likelihood of product abuses in this manner.

Internet Privacy/Censorship and Data Security

Information technology sector companies have been at the center of shareholder advocacy campaigns regarding concerns over Internet service companies and technology providers’ alleged cooperation with potentially repressive regimes, notably the Chinese government. Shareholder proposals, submitted at various companies, advocated for companies to take steps to stop abetting repression and censorship of the Internet and/or review their human rights policies taking this issue into consideration. Resolution sponsors generally argue that the Chinese government is using IT company technologies to track, monitor, identify, and, ultimately, suppress political dissent. In the view of proponents, this process of surveillance and associated suppression violates internationally accepted norms outlined in the U.N. Universal Declaration of Human Rights.

While early shareholder resolutions on Internet issues focused on censorship by repressive regimes and net neutrality, proponents have recently raised concerns regarding privacy and data security in the wake of increased breaches that result in the misuse of personal information. On Oct. 13, 2011, the Securities and Exchange Commission (SEC) issued a guidance document about the disclosure obligations relating to cybersecurity risks and cyber incidents. In the document, the SEC references the negative consequences that are associated with cyber-attacks, such as: remediation costs, including those required to repair relationships with customers and clients; increased cyber-security protection costs; lost revenues from unauthorized use of the information or missed opportunities to attract clients; litigation; and reputational damage. The document says that while the federal securities laws do not explicitly require disclosure of cybersecurity risks and incidents, some disclosure requirements may impose an obligation on the company to disclose such information and provides scenarios where disclosure may be required. According to the FBI’s 2023 Internet Crime Report, potential losses from cybercrimes hit $12.5 billion, up 21% from 2022.21,22

Social Advisory Services Recommendation: Vote for resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

∎	The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;
∎	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;
∎	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;
∎	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and
∎	The level of controversy or litigation related to the company’s international human rights policies and procedures.

Disclosure on Plant Closings

Shareholders have asked that companies contemplating plant closures consider the impact of such closings on employees and the community, especially when such plan closures involve a community’s largest employers. Social

21 2023 report: https://www.aha.org/system/files/media/file/2024/03/fbi-internet-crime-report-2023.pdf

22 2022 report: https://www.iafci.org/app_themes/docs/Federal%20Agency/2022_IC3Report.pdf

W W W . I S S G O V E R N A N C E . C O M	80 of 101

Advisory Services usually recommends voting for greater disclosure of plant closing criteria. In cases where it can be shown that companies have been proactive and responsible in adopting these criteria, Social Advisory Services recommends against the proposal.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking greater disclosure on plant closing criteria if the company has not provided such information.

Climate Change

Say on Climate (SoC) Management Proposals

Social Advisory Services Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan23, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

∎	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
∎	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
∎

The completeness, feasibility, and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions in line with Paris Agreement goals (Scopes 1, 2, and 3 if relevant);

∎	Whether the company has sought and received third-party approval that its targets are science-based;
∎	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
∎	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
∎	Whether the company’s climate data has received third-party assurance;
∎	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
∎	Whether there are specific industry decarbonization challenges; and
∎	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

Social Advisory Services Recommendation: Generally vote for shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

∎	The completeness, feasibility, and rigor of the company’s climate-related disclosure;
∎	The company’s actual GHG emissions performance;
∎	The company’s alignment with relevant internationally recognized frameworks such as the Paris Agreement and IEA’s Net Zero Emissions by 2050 Scenario;
∎	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
∎	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

23 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

W W W . I S S G O V E R N A N C E . C O M	81 of 101

Climate Change/Greenhouse Gas Emissions

Climate change has emerged as the most significant environmental threat to the planet to date. Scientists generally agree that gases released by chemical reactions including the burning of fossil fuels contribute to a “greenhouse effect” that traps the planet’s heat. Environmentalists claim that the Greenhouse Gases(GHG) produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines. Climate change skeptics have described the rise and fall of global temperatures as naturally occurring phenomena and depicted human impact on climate change as minimal. Shareholder proposals requesting companies to issue a report to shareholders, “at reasonable cost and omitting proprietary information,” on greenhouse gas emissions ask that the report include descriptions of corporate efforts to reduce emissions, companies’ financial exposure and potential liability from operations that contribute to global warming, their direct or indirect efforts to promote the view that global warming is not a threat, and their goals in reducing these emissions from their operations. Shareholder proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost.

Social Advisory Services Recommendation:

∎

Vote for shareholder proposals seeking information on the financial, physical, or regulatory risks it faces related to climate change- on its operations and investments, or on how the company identifies, measures, and manage such risks.

∎	Vote for shareholder proposals calling for the reduction of GHG or adoption of GHG goals in products and operations.
∎

Vote for shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change.

∎	Vote for shareholder proposals requesting reports on greenhouse gas emissions from companies’ operations and/or products.
∎	Vote for shareholder proposals that request the company to disclose a report on reducing methane emissions and to assess the reliability of the company’s methane emission disclosures.

Environmental Justice

Companies have faced proposals addressing environmental justice concerns, focused on vulnerable stakeholders – particularly communities of color and low-income communities – who are disproportionately impacted by environmental pollution. These heightened risks can be exacerbated by climate change.

Social Advisory Services Recommendation: Generally vote for shareholder proposals requesting disclosure of an environmental justice report, as well as a third-party environmental justice assessment.

Financed Emissions

For financial institutions and companies that provide financial services, generally vote for shareholder proposals that request the company to disclose its financed emissions. Financed emissions (scope 3, category 15) are emissions associated with a company’s investments, not already covered under scopes 1 and 2 – including but not limited to equity investments, debt investments, and project finance. Information that will be considered where available includes the following:

∎	The completeness, feasibility, and rigor of the company’s financed emissions disclosure;

W W W . I S S G O V E R N A N C E . C O M	82 of 101

∎

Whether the company’s targets and climate transition plan are in alignment with the Paris Agreement, the International Energy Agency’s (IEA) Net Zero Emissions by 2050 Scenario, and other internationally recognized frameworks;

∎

Whether the company’s methodology is in alignment with the Greenhouse Gas Protocol (GHG Protocol), the Partnership for Carbon Accounting Financials (PCAF), and other generally accepted calculation and reporting methodologies and entities; and

∎	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Invest in Clean/Renewable Energy

Filers of proposals on renewable energy ask companies to increase their investment in renewable energy sources and to work to develop products that rely more on renewable energy sources. Increased use of renewable energy will reduce the negative environmental impact of energy companies. In addition, as supplies of oil and coal exist in the earth in limited quantities, renewable energy sources represent a competitive, and some would argue essential, long-term business strategy.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.
∎	Vote for shareholder proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

Just Transition

Companies have faced proposals requesting disclosure on the just transition – addressing stakeholder concerns within a company’s value chain with regards to the effects of climate change and the energy transition. Relevant stakeholder groups can include employees, suppliers (and workers in supply chains), communities impacted by operations, and other vulnerable groups potentially affected by a company’s climate change strategy. Just transition disclosure should adequately assess, consult on, and address impacts on affected stakeholders regarding climate change risks.

Social Advisory Services Recommendation: Generally vote for shareholder proposals requesting just transition and labor protection disclosure, in alignment with the International Labour Organization, the World Benchmarking Alliance, and other generally accepted guidelines and indicators.

Energy Efficiency

Reducing the negative impact to the environment can be done through the use of more energy efficient practices and products. Shareholders propose that corporations should have energy efficient manufacturing processes and should market more energy efficient products. This can be done by utilizing renewable energy sources that are cost-competitive and by implementing energy efficient operations.

Social Advisory Services Recommendation: Vote for shareholder proposals requesting a report on company energy efficiency policies and/or goals.

Natural Capital

Natural capital disclosure has moved into the mainstream of climate change reporting. The Taskforce on Nature-related Financial Disclosures (TNFD) and the Kunming-Montreal Global Biodiversity Framework have mobilized

W W W . I S S G O V E R N A N C E . C O M	83 of 101

widespread recognition of the fact that Paris Agreement-aligned targets can only be achieved by integrating natural capital-related concerns. As such, there has been increased market uptake around natural capital disclosures and commitments, particularly around TNFD-aligned reporting, as well as alignment with other internationally accepted reporting frameworks.

Social Advisory Services Recommendation: Generally vote for shareholder proposals requesting disclosure of TNFD-aligned reporting, including but not limited to a biodiversity impact and dependency assessment. Information that will be considered where available includes the following:

∎	The completeness, feasibility, and rigor of the company’s natural capital-related disclosure;
∎	Whether the company’s natural capital disclosure adequately incorporate governance, strategy, risk and impact management, and metrics and targets;
∎	Whether the company’s targets and climate transition plan are in alignment with TNFD, the Global Biodiversity Framework, the Paris Agreement, and other internationally recognized frameworks; and
∎	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Natural capital-related shareholder proposals also encompass a broad range of industries. Various market-led initiatives have identified key sectors for investor-issuer engagement, including but not limited to: chemicals, consumer goods, food and agriculture, forestry, mining, oil and gas, packaging, and pharmaceuticals. Some proposals also address indigenous peoples’ rights, which is also a key consideration for natural capital frameworks.

Social Advisory Services Recommendation: Generally vote for shareholder proposals requesting companies to prepare reports or adopt sustainable sourcing policies with regards to natural capital-related risks, dependencies, and impacts.

Environment

Proposals addressing environmental and energy concerns are plentiful, and generally seek greater disclosure on a particular issue or seek to improve a company’s environmental practices in order to protect the world’s natural resources. In addition, some proponents cite the negative financial implications for companies with poor environmental practices, including liabilities associated with site clean-ups and lawsuits, as well as arguments that energy efficient products and clean environmental practices are sustainable business practices that will contribute to long-term shareholder value. Shareholders proponents point out that the majority of independent atmospheric scientists agree that global warming poses a serious problem to the health and welfare of our planet, citing the findings of the Intergovernmental Panel on Climate Change. Shareholder activists argue that companies can report on their greenhouse gas emissions within a few months at reasonable cost. The general trend indicates a movement towards encouraging companies to have proactive environmental policies, focusing on maximizing the efficient use of non-renewable resources and minimizing threats of harm to human health or the environment.

Environmental/Sustainability Reports

Shareholders may request general environmental disclosures or reports on a specific location/operation, often requesting that the company detail the environmental risks and potential liabilities of a specific project. Increasingly, companies have begun reporting on environmental and sustainability issues using the Global Reporting Initiative (GRI) standards. The GRI was established in 1997 with the mission of developing globally applicable guidelines for reporting on economic, environmental, and social performance. The GRI was developed by Ceres (formerly known as the Coalition for Environmentally Responsible Economies, CERES) in partnership with the United Nations Environment Programme (UNEP).

Ceres was formed in the wake of the March 1989 Exxon Valdez oil spill, when a consortium of investors, environmental groups, and religious organizations drafted what were originally named the Valdez Principles. Later to be renamed the CERES Principles, and now branded as the Ceres Roadmap 2030, corporate signatories to the

W W W . I S S G O V E R N A N C E . C O M	84 of 101

Ceres Roadmap 2030 pledge to publicly report on environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction in a standardized form.

The Equator Principles are the financial industry’s benchmark for determining, assessing and managing social and environmental risk in project financing. The Principles were first launched in June 2003 and were ultimately adopted by over forty financial institutions during a three year implementation period. The principles were subsequently revised in July 2006 to take into account the new performance standards approved by the World Bank Group’s International Finance Corporation (IFC). The third iteration of the Principles was launched in June 2013 and it amplified the banks’ commitments to social responsibility, including human rights, climate change, and transparency. Financial institutions adopt these principles to ensure that the projects they venture in are developed in a socially responsible manner and reflect sound environmental management practices.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.
∎	Vote for shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI).
∎	Vote for shareholder proposals seeking the preparation of sustainability reports.
∎	Vote for shareholder proposals to study or implement the CERES Roadmap 2030.
∎	Vote for shareholder proposals to study or implement the Equator Principles.

Operations in Environmentally Sensitive Areas

Canadian Oil Sands

Proposals asking for a report on oil sands operations in the Athabasca region of Alberta, Canada have appeared at a number of oil and gas companies. Alberta’s oil sands contain a reserve largely thought to be one of the world’s largest potential energy sources. Rising oil sands production in Alberta has been paralleled with concerns from a variety of stakeholders—including environmental groups, local residents, and shareholders—regarding the environmental impacts of the complicated extraction and upgrading processes required to convert oil sands into a synthetic crude oil. The high viscosity of bitumen makes its extraction a challenging and resource-intensive process; the most common extraction technique involves pumping steam into the oil sands to lower the viscosity of bitumen in order to pump it to the surface.

One of the most prominent issues concerning oil sands is the large volume of greenhouse gases (GHG) associated with production. Oil sands are by far one of the most energy-intensive forms of oil production, releasing three times more GHG emissions from production than conventional oil.

Shareholders have kept up pressure on the issue of potential long-term risks to companies posed by the environmental, social, and economic challenges associated with Canadian oil sands operations. Resolutions on the topic have focused on requesting greater transparency on the ramifications of oil sands development projects.

Arctic National Wildlife Refuge

The Arctic National Wildlife Refuge (ANWR) is a federally protected wilderness along Alaska’s North Slope. In the past, legislation proposed in both the House and Senate that, if passed, would allow a portion of this area to be leased to private companies for development and production of oil, has been witnessed. Oil companies have expressed an interest in bidding for these leases given the opportunity. In response, shareholder activists have filed resolutions asking these companies to cancel any plans to drill in the ANWR and cease their lobbying efforts to open the area for drilling. Proponents of shareholder proposals on this issue argue that the Coastal Plain section

W W W . I S S G O V E R N A N C E . C O M	85 of 101

of the ANWR is the most environmentally sensitive area of the refuge, that the majority of Alaska’s North Slope that is not federally designated wilderness already provides the oil industry with sufficient resources for oil production, and that advocates of drilling in ANWR overstate the benefit to be derived from opening the wilderness to oil production. Those in favor of opening the area up to drilling note that only a small portion of ANWR would be considered for exploration, and if drilling were to take place, it would be on less than one percent of the entire area, that modern technology reduces the environmental impact of oil drilling on both the land and surrounding wildlife, and that oil production in ANWR would have considerable benefit to company shareholders, Alaskans, and the United States as a whole.

Social Advisory Services Recommendation:

∎	Vote for requests for reports on potential environmental damage as a result of company operations in protected regions.
∎	Vote for shareholder proposals asking companies to prepare reports or adopt policies on operations that include mining, drilling or logging in environmentally sensitive areas.
∎	Vote for shareholder proposals seeking to curb or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.

Hydraulic Fracturing

Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals are blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies. Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies aimed at reducing hazards from the process.

Social Advisory Services Recommendation: Vote for requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

Phase Out Chlorine-Based Chemicals

The Environmental Protection Agency (EPA) identified chlorine bleaching of pulp and paper as a major source of dioxin, a known human carcinogen linked to have negative effects to humans and animals. A number of shareholder proposals have been filed in recent years asking companies to report on the possible phase-out of chlorine bleaching in the production of paper because of the practice’s negative environmental impact.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals to prepare a report on the phase-out of chlorine bleaching in paper production.
∎	Vote on a case-by-case basis on shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

Land Procurement and Development

Certain real estate developers including big-box large retailers have received criticism over their processes for acquiring and developing land. Given a 2005 Supreme Court decision allowing for the usage of eminent domain laws in the U.S. to take land from property-owners for tax generating purposes, as well as certain controversies

W W W . I S S G O V E R N A N C E . C O M	86 of 101

outside of the U.S. with land procurement, some shareholders would like assurances that companies are acting ethically and with local stakeholders in mind.

Social Advisory Services Recommendation: Vote for shareholder proposals requesting that companies report on or adopt policies for land procurement and utilize the policies in their decision-making.

Report on the Sustainability of Concentrated Area Feeding Operations (CAFO)

The potential environmental impact on water, aquatic ecosystems, and local areas from odor and chemical discharges from CAFOs has led to lawsuits and EPA regulations. Certain shareholders have asked companies to provide additional details on their CAFOs in addition to those with which the companies contract to raise their livestock.

Social Advisory Services Recommendation: Vote for requests that companies report on the sustainability and the environmental impacts of both company-owned and contract livestock operations.

Adopt a Comprehensive Recycling Policy

A number of companies have received proposals to step-up their recycling efforts, with the goal of reducing the company’s negative impact on the environment and reducing costs over the long-term.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals requesting the preparation of a report on the company’s recycling efforts.
∎	Vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

Nuclear Energy

Nuclear power continues to be a controversial method of producing electricity. Opponents of nuclear energy are primarily concerned with serious accidents and the related negative human health consequences, and with the difficulties involved in nuclear waste storage.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals seeking the preparation of a report on a company’s nuclear energy procedures.
∎	Vote case-by-case on proposals that ask the company to cease the production of nuclear power.

Water Use

Shareholders may ask for a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain, including subsidiaries and bottling partners. Such proposals also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals seeking the preparation of a report on a company’s risks linked to water use.

W W W . I S S G O V E R N A N C E . C O M	87 of 101

∎	Vote for resolutions requesting companies to promote the “human right to water” as articulated by the United Nations.
∎	Vote for shareholder proposals requesting that companies report on or adopt policies for water use that incorporate social and environmental factors.

Compliance to relevant Climate Accords

With the Paris Agreement operational as of November 2016, ratifying countries have agreed to reduce their emissions of greenhouse gases and pursue efforts to limit global temperature increase to well below 2°C. The Agreement provides a framework for increasingly ambitious climate action to be carried out by all parties over time.

Social Advisory Services Recommendation: Vote for shareholder proposals asking companies to review and report on how they will meet GHG reduction targets of the countries in which they operate, or their compliance to relevant science-based climate accords, such as the Paris Agreement.

Health and Safety

Toxic Materials

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals asking companies to report on policies and activities to ensure product safety.
∎	Vote for shareholder proposals asking companies to disclose annual expenditures relating to the promotion and/or environmental cleanup of toxins.
∎	Vote for shareholder proposals asking companies to report on the feasibility of removing, or substituting with safer alternatives, all “harmful” ingredients used in company products.

Product Safety

Social Advisory Services Recommendation:

∎	Generally vote for proposals requesting the company to report on or adopt consumer product safety policies and initiatives.
∎	Generally vote for proposals requesting the study, adoption and/or implementation of consumer product safety programs in the company’s supply chain.

Workplace/Facility Safety

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals requesting workplace safety reports, including reports on accident risk reduction efforts.
∎	Vote shareholder proposals requesting companies report on or implement procedures associated with their operations and/or facilities on a case-by-case basis.

W W W . I S S G O V E R N A N C E . C O M	88 of 101

Report on Firearm Safety Initiatives

Shareholders may ask for a company to report on policies and procedures that are aimed at curtailing the incidence of gun violence. Such a report may include: implementation of the company’s contract instruction to distributors not to sell the company’s weapons at gun shows or through pawn shops; recalls or retro-fits of products with safety-related defects causing death or serious injury to consumers, as well as development of systems to identify and remedy these defects; names and descriptions of products that are developed or are being developed for a combination of higher caliber/maximum capacity and greater conceal-ability; and the company’s involvement in promotion campaigns that could be construed as aimed at children. The Sandy Hook Principles were established to commemorate the victims of gun violence and to encourage positive corporate behavior in response to the proliferation of gun violence in America.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals requesting the company report on risks associated with firearms, firearm sales, marketing, and societal impacts.
∎	Vote for shareholder proposals asking the company to report on its efforts to promote firearm safety.
∎	Vote for shareholder proposals asking the company to stop the sale of firearms and accessories.

Phase-out or Label Products Containing Genetically Engineered Ingredients

Shareholders have asked companies engaged in the development of genetically modified agricultural products to adopt a policy of not marketing or distributing such products until “long term safety testing” demonstrates that they are not harmful to humans, animals or the environment. Until further long term testing demonstrates that these products are not harmful, companies in the restaurant and prepared foods industries have been asked to remove genetically altered ingredients from products they manufacture or sell, and label such products in the interim. Shareholders have also asked supermarket companies to do the same for their own private label brands.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals to label products that contain genetically engineered products or products from cloned animals.
∎	Vote for shareholder proposals that ask the company to phase out the use of genetically engineered ingredients in their products.
∎	Vote for shareholder proposals that ask the company to report on the use of genetically engineered organisms in their products.
∎	Vote for shareholder proposals asking for reports on the financial, legal, and operational risks posed by the use of genetically engineered organisms.

Tobacco-related Proposals

Under the pressure of ongoing litigation and negative media attention due to higher youth smoking rates and e-cigarettes, tobacco companies and even non-tobacco companies with ties to the industry have received an assortment of shareholder proposals seeking increased responsibility and social consciousness from tobacco companies and firms affiliated with the tobacco industry.

In June 2009, the Family Smoking Prevention and Tobacco Control Act was signed into law, giving the FDA authority to regulate the tobacco industry for the first time, including the power to block or approve new products as well as the nicotine and other content in existing tobacco products. This legislation restricts tobacco marketing and sales to youth, requires warning labels, bans cigarettes and e-cigarettes with characterizing flavor, and generally implement standards for tobacco products to protect public health.

W W W . I S S G O V E R N A N C E . C O M	89 of 101

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals seeking a report on underage tobacco prevention policies and standards.
∎	Vote for shareholder proposals requesting a report on the public health risk of tobacco sales.
∎

Vote for shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies or produce a report outlining the risks and potential liabilities of the production of these components.

∎	Vote for shareholder proposals seeking a report on a tobacco company’s advertising approach.
∎	Vote for shareholder proposals to cease investment in tobacco companies.
∎	Vote for proposals calling for tobacco companies to cease the production of tobacco products.

Adopt Policy/Report on Drug Pricing

Pharmaceutical drug pricing, both within the United States and internationally, has raised many questions of the companies that are responsible for creating and marketing these treatments. Shareholder proponents, activists and even some legislators have called upon drug companies to restrain pricing of prescription drugs.

The high cost of prescription drugs is a vital issue for senior citizens across the country. Seniors have the greatest need for prescription drugs, accounting for a significant portion of all prescription drug sales, but they often live on fixed incomes and are underinsured.

Proponents note that efforts to reign-in pharmaceutical costs will not negatively impact research and development (R&D) costs and that retail drug prices are consistently higher in the U.S. than in other industrialized nations. Pharmaceutical companies often respond that adopting a formal drug pricing policy could put the company at a competitive disadvantage.

Against the backdrop of the AIDS crisis in Africa, many shareholders have called on companies to address the issue of affordable drugs for the treatment of AIDS, as well as tuberculosis and malaria throughout low- and middle-income countries (LMIC). When analyzing such resolutions, consideration should be made of the strategic implications of pricing policies in the market.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals to prepare a report on drug pricing.
∎	Vote for shareholder proposals to adopt a formal policy on drug pricing.
∎	Vote for shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, tuberculosis, and malaria drugs in low- and middle-income countries (LMIC).
∎	Vote for proposals asking for reports on the economic effects and legal risks of limiting pharmaceutical products to Canada or certain wholesalers.
∎	Vote case-by-case proposals requesting that companies adopt policies not to constrain prescription drug re-importation by limiting supplies to foreign markets.

Government and Military

Weapons-related proposals may target handguns, landmines, defense contracting, or sale of weapons to foreign governments.

Prepare Report to Renounce Future Landmine Production

Although very few companies currently produce landmines, some companies continue to have links to landmine production or produce components that are used to make landmines. Shareholders have asked companies to

W W W . I S S G O V E R N A N C E . C O M	90 of 101

renounce the future development of landmines or their components, or to prepare a report on the feasibility of such a renouncement.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking a report on the renouncement of future landmine production.

Prepare Report on Foreign Military Sales

Shareholders have filed proxy resolutions asking companies to account for their policies surrounding the sale of military equipment to foreign governments. The proposals can take various forms. One resolution simply calls on companies to report on their foreign military sales, provide information on military product exports, disclose the company’s basis for determining whether those sales should be made, and any procedures used to market or negotiate those sales. Another resolution calls for companies to report on “offsets” e.g. guarantee of new jobs in the purchasing country and technology transfers. Offsets involve a commitment by military contractors and the U.S. government to direct benefits back to a foreign government as a condition of a military sale.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals to report on foreign military sales or offset agreements.
∎	Vote case-by-case on proposals that call for outright restrictions on foreign military sales.

Depleted Uranium/Nuclear Weapons

Depleted uranium is the less radioactive uranium that is left behind after enriched uranium is produced for nuclear reactor fuel and fissile material for nuclear weapons. The main difference is that depleted uranium contains at least three times less U-235 than natural uranium. However, it is still weakly radioactive. Shareholders want reports on companies’ policies, procedures and involvement in the said substance and nuclear weapons.

Social Advisory Services Recommendation: Vote for shareholder proposals requesting a report on involvement, policies, and procedures related to depleted uranium and nuclear weapons.

Adopt Ethical Criteria for Weapons Contracts

Shareholders have requested that companies review their code of conduct and statements of ethical criteria for military production-related contract bids, awards, and execution to incorporate environmental factors and sustainability issues related to the contract bidding process. Sustainability is a business model that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining their businesses, communities, and the environment for future generations.

Social Advisory Services Recommendation: Vote for shareholder proposals asking companies to review and amend, if necessary, the company’s code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution.

Animal Welfare

Animal Rights/Testing

Shareholders and animal rights groups, including People for the Ethical Treatment of Animals (PETA), may file resolutions calling for the end to painful and unnecessary animal testing on laboratory animals by companies developing products for the cosmetics and medical supply industry. Since advanced testing methods now produce

W W W . I S S G O V E R N A N C E . C O M	91 of 101

many reliable results without the use of live animals, Social Advisory Services generally supports proposals on this issue. In cases where it can be determined that alternative testing methods are unreliable or are required by law, Social Advisory Services recommends voting against such proposals. Other resolutions call for the adoption of animal welfare standards that would ensure humane treatment of animals on vendors’ farms and slaughter houses. Social Advisory Services will generally vote in favor of such resolutions.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not barred by law.
∎	Vote for shareholder proposals that ask companies to adopt or/and report on company animal welfare standards or animal-related risks.
∎	Vote for shareholder proposals asking companies to report on the operational costs and liabilities associated with selling animals.
∎	Vote for shareholder proposals to eliminate cruel product testing methods.
∎	Vote for shareholder proposals that seek to monitor, limit, report, or eliminate the outsourcing of animal testing to overseas laboratories.
∎	Vote for shareholder proposals to adopt or adhere to a public animal welfare policy at both company and contracted laboratory levels.
∎	Vote for shareholder proposals to evaluate, adopt, or require suppliers to adopt Controlled Atmosphere Killing (CAK) slaughter methods.

Political and Charitable Giving

Lobbying Efforts

Shareholders have asked companies to report on their lobbying efforts on proposed legislation or to refute established scientific research regarding climate change, the health effects of smoking, fuel efficiency standards etc. Proponents have pointed to potential legislation on climate change, the lethargic pace of improvements in fuel efficiency standards in the U.S. automotive industry, and the highly litigious nature surrounding the tobacco industry as rationales for greater transparency on corporate lobbying practices that would shed light on whether companies are acting in the best long-term interests of their shareholders. Proponents of lobbying resolutions typically request enhanced disclosure of lobbying policies and expenditures, including a report on the policies and procedures related to lobbying, amounts used for various types of lobbying, and any membership or payments to a tax-exempt organization that writes and endorses model legislation.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals asking companies to review and report on their lobbying activities, including efforts to challenge scientific research and influence governmental legislation.
∎	Vote for proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures.

Political Contributions/Non-Partisanship

As evidenced by the U.S. Supreme Court’s January 2010 decision in Citizens United vs. Federal Election Commission that lifted restrictions on corporate spending in federal elections, changes in legislation that governs corporate political giving have, rather than limiting such contributions, increased the potential for corporate contributions to the political process and the complexity of tracking such contributions.

W W W . I S S G O V E R N A N C E . C O M	92 of 101

Proponents of political spending resolutions generally call for enhanced disclosure of political contributions, including a report on the policies and procedures for corporate political campaign contributions and trade association expenditures, the respective amounts of such donations using company funds, or an assessment of the impacts of such contributions on the firm’s image, sales and profitability. Shareholder advocates of these proposals are concerned with the lack of transparency on political giving and the increasing involvement and influence of corporations in the political process.

Social Advisory Services Recommendation:

∎	Vote for proposals calling for a company to disclose political and trade association contributions, unless the terms of the proposal are unduly restrictive.
∎	Vote for proposals calling for a company to maintain a policy of political non-partisanship.
∎	Vote against proposals asking a company to refrain from making any political contributions.

Political Expenditures and Lobbying Congruency

Social Advisory Services Recommendation: Generally vote for proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, unless the terms of the proposal are unduly restrictive. Additionally, Social Advisory Services will consider whether:

∎

The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

∎

The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

∎	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities;
∎	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

Charitable Contributions

Shareholder proponents of charitable-contributions related resolutions may seek greater disclosure on a company’s charitable donations including dollar amounts, sponsorships, and policies on corporate philanthropy. Social Advisory Services is generally supportive of increased transparency around corporate charitable giving. However, some resolutions extend beyond mere disclosure requests and attempt to influence or restrict companies’ contributions to specific types of beneficiaries in a manner that furthers particular objectives supported by the proposal sponsors. Social Advisory Services believes that management is better positioned to decide what criteria are appropriate for making corporate charitable contributions. Also, some of the proposals may require companies to poll their shareholders as part of the grant-making process. Since majority of companies generally have thousands of shareholders, contacting, confirming, and processing each individual opinion and/or consent would be a burdensome and expensive exercise.

Social Advisory Services Recommendation:

∎	Generally vote for shareholder resolutions seeking enhanced transparency on corporate philanthropy.
∎	Vote against shareholder proposals imposing charitable giving criteria or requiring shareholder ratification of grants.
∎	Vote against shareholder proposals requesting that companies prohibit charitable contributions.

W W W . I S S G O V E R N A N C E . C O M	93 of 101

Disclosure on Prior Government Service

Shareholders have asked companies to disclose the identity of any senior executive and/or other high-level employee, consultant, lobbyist, attorney, or investment banker who has served in government. Although the movement of individuals between government and the private sector may benefit both, the potential also exists for conflicts of interest, especially in industries that have extensive dealings with government agencies.

Social Advisory Services Recommendation: Vote for shareholder proposals calling for the disclosure of prior government service of the company’s key executives.

Consumer Lending and Economic Development

Adopt Policy/Report on Predatory Lending Practices

Predatory lending involves charging excessive fees to subprime borrowers without adequate disclosure. More specifically, predatory lending includes misleading subprime borrowers about the terms of a loan, charging excessive fees that are folded into the body of a refinancing loan, including life insurance policies or other unnecessary additions to a mortgage, or lending to homeowners with insufficient income to cover loan payments.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Disclosure on Credit in Low- and Lower-middle-income countries (LMIC) or Forgive LMIC Debt

Shareholders have asked banks and other financial services firms to develop and disclose lending policies for low-and lower-middle-income countries (LMIC). Proponents are concerned that, without such policies, lending to LMIC may contribute to the outflow of capital, the inefficient use of capital, and corruption, all of which increase the risk of loan loss. In the interest of promoting improved LMIC lending practices and responsible loan disclosure, Social Advisory Services generally supports voting for such proposals. In cases where it can be determined that companies have been proactive and responsible in developing such policies, Social Advisory Services may recommend a vote against the proposal’s adoption. Social Advisory Services usually opposes proposals that call for outright loan forgiveness; such action represents an unacceptable loss to lending institutions and their shareholders. Social Advisory Services may support such proposals at banks that have failed to make reasonable provisions for non-performing loans as a means to encourage a change in policy.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals asking for disclosure on lending practices in low and lower-middle-income countries, unless the company has demonstrated a clear proactive record on the issue.
∎	Vote against shareholder proposals asking banks to forgive loans outright.
∎	Vote case-by-case on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.
∎	Vote for proposals to restructure and extend the terms of non-performing loans.

Community Investing

Shareholders may ask for a company to prepare a report addressing the company’s community investing efforts. Such proposals also ask companies to review their policies regarding their investments in different communities.

W W W . I S S G O V E R N A N C E . C O M	94 of 101

Social Advisory Services Recommendation: Vote for proposals that seek a policy review or report addressing the company’s community investing efforts.

Miscellaneous

Artificial Intelligence (AI)

Companies have received shareholder proposals requesting increased disclosure of responsible AI policies, procedures, and practices with respect to board oversight, environmental sustainability, and human rights risk mitigation.

AI and data center issues are wide-ranging. Some areas where companies may face AI-related risks that could materially impact their operations include:

∎	How high levels of AI-driven energy use may impact GHG emissions targets, climate goals, and climate transition plans;
∎	How using AI to increase fossil fuel development and production may impact climate targets, and may pose legal and reputational risks;
∎	Data centers exacerbating water stress, especially in drought-prone areas;
∎	Child safety;
∎	End use due diligence (how use of AI for surveillance and censorship, especially in conflict-affected and high-risk areas, may impact legal and reputational risk);
∎	Data acquisition and usage (privacy, safety, intellectual property);
∎	Just AI transition;
∎	Misinformation and disinformation;
∎	Privacy concerns, and potential promotion of hate speech and discrimination, related to targeted advertising; and
∎	Potential human rights impacts related to weapons development and deployment.

Social Advisory Services Recommendation: Generally vote for shareholder proposals requesting companies to prepare reports or adopt policies in line with internationally accepted frameworks. The scope of this recommendation takes into consideration the entire AI lifecycle and value chain, from upstream components and data sourcing, to downstream applications, safety and security issues, and other broader societal and environmental impacts.

Adult Entertainment

Traditionally, there have not been many proposals filed in the area of adult entertainment. However, with the consolidation of the communications industry, a number of large companies have ended up with ownership of cable companies. These cable companies may offer their customers access to pay-per-view programming or channels intended for adult audiences. Proponents of shareholder proposals on this issue ask cable companies and companies with interests in cable companies to assess the costs and benefits of continuing to distribute sexually-explicit content, including the potential negative impact on the company’s image.

Social Advisory Services Recommendation: Vote for shareholder proposals that seek a review of the company’s involvement with pornography.

W W W . I S S G O V E R N A N C E . C O M	95 of 101

Abortion/Right to Life Issues

Shareholder proposals pertaining to abortion and right to life issues have appeared more frequently recently, especially in the aftermath of the U.S. Supreme Court decision overturning Roe v. Wade in 2022. Social Advisory Services considers each shareholder proposals on its individual merit, rather than relying on a wide-reaching policy application, and considers numerous contributing factors such as legislative updates, health privacy rights, and language of the proposal.

Social Advisory Services Recommendation: Decided on a case-by-case basis.

Anti-Social Proposals

A number of ‘anti-social’ shareholder proposals have been filed at companies requesting increased disclosure. While these proposals’ requests are very similar to those submitted by shareholder advocates within traditional socially responsible investor circles, the underlying motives for filing the proposals appear to be very different. In addition to charitable contribution proposals, anti-social proposals addressing climate change, sustainability, and conflicts of interest may be seen at shareholder meetings. Despite implicitly different motivations in some of these proposals, the underlying requests for increased disclosure, in some cases, may be worth shareholder support.

Social Advisory Services Recommendation:

∎	Vote against shareholder proposals that do not seek to ultimately advance the goals of the social investment community.
∎	Vote case-by-case on anti-social shareholder proposals seeking a review or report on the company’s charitable contributions.

Tax Transparency

Social Advisory Services Recommendation: Generally vote for shareholder proposals that request the company to disclose on tax transparency and country-by-country reporting (CbCR), in alignment with internationally-accepted frameworks, such as the Global Reporting Initiative Tax Standard (GRI 207: Tax 2019) and the Organisation for Economic Co-operation and Development’s (OECD) BEPS Action 13 (Base Erosion and Profit Shifting).

Violence and Adult Themes in Video Games

Perceptions of increased sex and violence in video games have led certain shareholders to question the availability of adult-themed content to children and teens. The Entertainment Software Ratings Board, which provides ratings for video games, has classified approximately 34 percent of the total games it reviews as either Teen, Mature, or Adults Only.

Social Advisory Services Recommendation: Vote for shareholder proposals asking for reports on company policies related to the sale of mature-rated video games to children and teens.

Link Compensation to Non-Financial Factors

Proponents of these proposals feel that social and environmental criteria should be factored into the formulas used in determining executive compensation packages. The shareholder sponsors of the resolutions look to companies to review current compensation practices and to include social or environmental performance criteria such as accounting for “poor corporate citizenship” and meeting environmental or workplace safety objectives and metrics when evaluating executive compensation. Some of the non-financial criteria that proponents of these

W W W . I S S G O V E R N A N C E . C O M	96 of 101

resolutions seek to be incorporated in compensation program design include workplace safety, environmental stewardship, or diversity and customer/employee satisfaction – as part of a written policy used to align compensation with performance on non-financial factors alongside financial criteria.

Proponents believe that factors such as poor environmental performance, workplace lawsuits, etc. could have a significant adverse impact on a company’s financial performance if not proactively and adequately addressed, and that these factors should be considered along with traditional financial considerations when determining executive pay. The significant stock price declines and massive losses in shareholder value stemming from the BP Deepwater Horizon oil rig disaster and the tragic explosion at Massey Energy’s Upper Big Branch mine that killed 29 employees is a sobering reminder of the need to have the right management incentives in place to ensure that social and environmental risks are actively managed and mitigated against. Given the proliferation of derivative lawsuits targeted at firms such as Halliburton, Transocean and Cameron International that were suppliers to or partners with BP in a capacity that ignored safety considerations or that contributed to the economic and ecological disaster, investors are increasingly mindful of the far-reaching implications that exposure to social or environmental risks could have on shareholder value at portfolio companies.

Social Advisory Services Recommendation:

∎

Vote for shareholder proposals calling for linkage of executive pay to non-financial factors including performance against social and environmental goals, customer/employee satisfaction, corporate downsizing, community involvement, human rights, or predatory lending.

∎	Vote for shareholder proposals seeking reports on linking executive pay to non-financial factors.

9.	Mutual Fund Proxies

Election of Trustees and Directors

Social Advisory Services Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

Social Advisory Services Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Investment Advisory Agreement

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund’s net asset size.

Social Advisory Services Recommendation: Votes on investment advisory agreements should be evaluated on a case-by-case basis, considering the following factors:

∎	Proposed and current fee schedules;
∎	Fund category/investment objective;
∎	Performance benchmarks;
∎	Share price performance as compared with peers;

W W W . I S S G O V E R N A N C E . C O M	97 of 101

∎	Resulting fees relative to peers;
∎	Assignments (where the advisor undergoes a change of control).

Changing a Fundamental Restriction to a Non-fundamental Restriction

Fundamental investment restrictions are limitations within a fund’s articles of incorporation that limit the investment practices of the particular fund.

Social Advisory Services Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

∎	The fund’s target investments;
∎	The reasons given by the fund for the change; and
∎	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Non-fundamental

Social Advisory Services Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Distribution Agreements

Distribution agreements are agreements between a fund and its distributor which provide that the distributor is paid a fee to promote the sale of the fund’s shares.

Social Advisory Services Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

∎	Fees charged to comparably sized funds with similar objectives;
∎	The proposed distributor’s reputation and past performance;
∎	The competitiveness of the fund in the industry; and
∎	The terms of the agreement.

Approving New Classes or Series of Shares

Social Advisory Services Recommendation: Vote for the establishment of new classes or series of shares.

Convert Closed-end Fund to Open-end Fund

Although approval of these proposals would eliminate the discount at which the fund’s shares trade. The costs associated with converting the fund, in addition to the potential risks to long-term shareholder value, outweigh the potential benefits of the conversion.

Social Advisory Services Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

∎	Past performance as a closed-end fund;
∎	Market in which the fund invests;
∎	Measures taken by the board to address the discount; and
∎	Past shareholder activism, board activity, and votes on related proposals.

W W W . I S S G O V E R N A N C E . C O M	98 of 101

Proxy Contests

Social Advisory Services Recommendation: Vote case-by-case on proxy contests, considering the following factors:

∎	Past performance relative to its peers;
∎	Market in which fund invests;
∎	Measures taken by the board to address the issues;
∎	Past shareholder activism, board activity, and votes on related proposals;
∎	Strategy of the incumbents versus the dissidents;
∎	Independence of directors;
∎	Experience and skills of director candidates;
∎	Governance profile of the company;
∎	Evidence of management entrenchment.

Preferred Stock Proposals

Social Advisory Services Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

∎	Stated specific financing purpose;
∎	Possible dilution for common shares;
∎	Whether the shares can be used for antitakeover purposes.

Mergers

Social Advisory Services Recommendation: Vote case-by-case on merger proposals, considering the following factors:

∎	Resulting fee structure;
∎	Performance of both funds;
∎	Continuity of management personnel; and
∎	Changes in corporate governance and their impact on shareholder rights.

Business Development Companies – Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Social Advisory Services Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

∎

The proposal to allow share issuances below NAV has an expiration date that is less than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

∎

A majority of the independent directors who have no financial interest in the sale have made a determination as to whether such sale would be in the best interests of the company and its shareholders prior to selling shares below NAV; and

∎	The company has demonstrated responsible past use of share issuances by either:
∎	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
∎	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

W W W . I S S G O V E R N A N C E . C O M	99 of 101

Change in Fund’s Subclassification

Social Advisory Services Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors: a) potential competitiveness; b) current and potential returns; c) risk of concentration; d) consolidation in target industry.

Changing the Domicile of a Fund

Social Advisory Services Recommendation: Vote case-by-case on re-incorporations, considering the following factors: a) regulations of both states; b) required fundamental policies of both states; c) the increased flexibility available.

Disposition of Assets/Termination/Liquidation

Social Advisory Services Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors: a) strategies employed to salvage the company; b) the fund’s past performance; c) the terms of the liquidation.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

Social Advisory Services Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Name Change Proposals

Social Advisory Services Recommendation: Vote case-by-case on name change proposals, considering the following factors: a) political/economic changes in the target market; b) consolidation in the target market; and c) current asset composition.

1940 Act Policies

Social Advisory Services Recommendation:

∎

Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors: a) potential competitiveness; b) regulatory developments; c) current and potential returns; and d) current and potential risk.

∎	Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

W W W . I S S G O V E R N A N C E . C O M	100 of 101

We empower investors and companies to build

for long-term and sustainable growth by providing

high-quality data, analytics, and insight.

G E T S T A R T E D W I T H I S S S O L U T I O N S

Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2026 | Institutional Shareholder Services and/or its affiliates

W W W . I S S G O V E R N A N C E . C O M	101 of 101

I N T E R N A T I O N A L SRI PROXY VOTING GUIDELINES 2026 Policy Recommendations Effective for Meetings on or after February 1, 2026 Published December 26, 2025 WWW.ISS GOVERNANCE.COM

W W W . I S S G O V E R N A N C E . C O M	2 of 43

W W W . I S S G O V E R N A N C E . C O M	3 of 43

W W W . I S S G O V E R N A N C E . C O M	4 of 43

INTRODUCTION

ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner.

These dual objectives carry through to socially responsible investors’ proxy voting activity once the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.

The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note that there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. Where Social Advisory Services acts as voting agent for its clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback.

W W W . I S S G O V E R N A N C E . C O M	5 of 43

1.	Operational Items

Financial Results/Director and Auditor Reports

Social Advisory Services Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

∎	There are concerns about the accounts presented or audit procedures used; or
∎	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Approval of Non-Financial Information Statement/Report

Social Advisory Services Recommendation: Generally vote for the approval of mandatory non-financial information statement/report, unless the independent assurance services provider has raised material concerns about the information presented.

Appointment of Auditors and Auditor Fees

Social Advisory Services Recommendation: Generally vote for the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

∎	The name of the proposed auditors has not been published;
∎	There are serious concerns about the effectiveness of the auditors;
∎	The lead audit partner(s) has been linked with a significant auditing controversy;
∎	There is a reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
∎	The lead audit partner(s) has previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
∎	The auditors are being changed without explanation;
∎	Fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law;
∎	Audit fees are undisclosed; or
∎

For Continental Europe, if the auditor has been engaged for more than 10 years without a public tender, or for more than 20 years (24 years in case of a joint audit) following a public tender after 10 years, for companies listed on a regulated market. A public commitment to conduct a tender process will be considered a mitigating factor.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events, such as initial public offerings, bankruptcy emergence, and spinoffs, and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns relating to the audit procedures, independence of auditors, and/or name of auditors, Social Advisory Services will focus on the auditor election and/or the audit committee members. For concerns relating to fees paid to the auditors, Social Advisory Services will focus on remuneration of auditors if this is a separate voting item, otherwise Social Advisory Services would focus on the auditor election.

W W W . I S S G O V E R N A N C E . C O M	6 of 43

Appointment of Internal Statutory Auditors

Social Advisory Services Recommendation: Vote for the appointment or reelection of statutory auditors, unless:

∎	There are serious concerns about the statutory reports presented or the audit procedures used;
∎	Questions exist concerning any of the statutory auditors being appointed; or
∎	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Frequency of Audit Committee Meetings (UK and Ireland)

For FTSE 350 companies, Social Advisory Services will note where four or fewer audit committee meetings have been held during the reporting period.

For FTSE All-Share companies, excluding investment companies, Social Advisory Services will draw attention to cases where three meetings, or fewer, of the Audit Committee have been held.

This recognizes the importance and complexity of the Committee’s role, and the likely increased focus on audit committee oversight of the external auditor.

Allocation of Income

Social Advisory Services Recommendation: Vote for approval of the allocation of income, unless:

∎	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
∎	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Social Advisory Services Recommendation: Vote case-by-case on stock (scrip) dividend proposals, considering factors such as:

∎	Whether the proposal allows for a cash option; and
∎	If the proposal is in line with market standards.

Amendments to Articles of Association (Bylaws)

Social Advisory Services Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Virtual Meetings (UK/Ireland and Continental Europe)

Social Advisory Services Recommendation: Generally vote for proposals allowing for the convening of hybrid1 shareholder meetings.

1 The phrase “hybrid shareholder meeting” refers to an in-person meeting in which shareholders are also permitted to participate online.

W W W . I S S G O V E R N A N C E . C O M	7 of 43

Vote case-by-case on proposals concerning virtual-only2 meetings, considering:

∎	Whether the company has committed to ensuring shareholders will have the same rights participating electronically as they would have for an in-person meeting[3];
∎	Assurance that a virtual-only meeting will only be convened in the case of extraordinary circumstances that necessitate restrictions on physical attendance;
∎	The use of past authorizations to hold virtual-only meetings and the accompanying rationale for doing so;
∎	In-person or hybrid meetings are not precluded;
∎	Whether an authorization is restricted in time or allows for the possibility of virtual-only meetings indefinitely; and
∎	Local laws and regulations concerning the convening of virtual meetings

Amendments to Constitution Regarding Virtual-Only Meetings (Australia and New Zealand)

Social Advisory Services Recommendation: Generally, vote for proposals which allow the company to convene hybrid1 shareholder meetings.

Generally, vote against proposals that will permit the company to convene virtual-only2 shareholder meetings, except under exceptional circumstances.

Generally, vote against proposals where the proposed wording in a company’s amended constitution is ambiguous, and nevertheless creates an ability for the company to convene virtual-only meetings outside exceptional circumstances.

Allow Company to Conduct Virtual Only Shareholder Meetings (Japan)

Social Advisory Services Recommendation: Generally vote against proposals allowing companies to conduct virtual only shareholder meetings. However, if the company specifies in the articles that it intends to hold virtual only meetings only in unusual situations such as the spread of an infectious disease or the occurrence of a natural disaster, vote for the article amendments.

Change in Company Fiscal Term

Social Advisory Services Recommendation: Vote for resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Social Advisory Services Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

2 The phrase “virtual-only shareholder meeting/s” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting.

3 The phrase “in-person meeting” refers to a meeting in which participating shareholders and board members meet in a specified physical location together. At an in-person meeting, shareholders and board members are physically present, enabling direct, in-person interaction.

W W W . I S S G O V E R N A N C E . C O M	8 of 43

Amend Quorum Requirements

Social Advisory Services Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Transact Other Business

Social Advisory Services Recommendation: Vote against other business when it appears as a voting item.

2.	Board of Directors

Director Elections

Social Advisory Services Recommendation: Vote for management nominees in the election of directors, unless:

∎	Adequate disclosure has not been provided in a timely manner;
∎	There are clear concerns over questionable finances or restatements;
∎	There have been questionable transactions with conflicts of interest;
∎	There are any records of abuses against minority shareholder interests;
∎	The board fails to meet minimum corporate governance standards, including board independence standards;
∎	There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; or
∎	Absences at board and key committee[4] meetings have not been explained (in countries where this information is disclosed).

Vote for employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote against employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Diversity

Social Advisory Services will evaluate gender diversity on boards in international markets when reviewing director elections, to the extent that disclosures and market practices permit.

Social Advisory Services Recommendation: Generally vote against or withhold from incumbent members of the nominating committee if the board lacks at least 30 percent of directors of the underrepresented gender5.

∎

For India, vote against or withhold from incumbent members of the nominating committee if the board is not comprised of at least 30 percent of directors of the underrepresented gender and where the board lacks at least one independent director of the underrepresented gender.

∎

For Japan, if the company has an audit-committee-board structure or a traditional two-tier board structure as opposed to three committees, vote against incumbent representative directors if the board lacks at least 30 percent of the underrepresented gender.

∎	For the UK and Ireland, vote against or withhold from incumbent members of the nominating committee if:

4 Key committees are usually the ones performing the functions of audit, remuneration and nomination (plus risk for financial institutions).

5 The underrepresented gender includes directors who identify as women or as non-binary.

W W W . I S S G O V E R N A N C E . C O M	9 of 43

∎	the board is not comprised of at least 40 percent of directors of the underrepresented gender; or
∎	the board is not comprised of at least 20 percent racially or ethnically diverse directors; or
∎	the company does not have at least one gender-diverse director in a senior management position (CEO, CFO, Board Chair, or Senior Independent Director).

∎	For Canada and Australia, vote against or withhold from incumbent members of the nominating committee if:

∎	the board is not comprised of at least 40 percent of directors of the underrepresented gender; or
∎	the board is not comprised of at least 20 percent racially or ethnically diverse directors.

∎

For Continental European markets and New Zealand, generally vote against or withhold from incumbent members of the nominating committee if the board is not comprised of at least 40 percent of directors of the underrepresented gender.

∎	Vote against or withhold from other directors on a case-by-case-basis.

Material ESG Failures

Social Advisory Services Recommendation: Vote against or withhold from directors individually, on a committee, or potentially the entire board due to:

∎

Material failures of governance, stewardship, risk oversight[6], including demonstrably poor risk oversight of environmental and social issues, including climate change, or fiduciary responsibilities at the company, including failure to adequately manage or mitigate environmental, social and governance (ESG) risks;

∎	A lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks;
∎	Failure to replace management as appropriate; or
∎

Egregious actions related to the director(s)’ service on the boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Climate Risk Mitigation and Net Zero

Social Advisory Services Recommendation: For companies that are significant (GHG) emitters7, through their operations or value chain, generally vote against or withhold from the incumbent board chair of the responsible committee (or other directors on a case-by-case basis) in cases where Social Advisory Services determines that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.

Minimum steps needed to be considered to be aligned with a net Zero by 2050 trajectory are (all minimum criteria will be required to be in alignment with policy):

∎	The company has detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
∎	Board governance measures;
∎	Corporate strategy;
∎	Risk management analyses; and
∎	Metrics and targets.
∎	The company has declared a target of Net Zero by 2050 or sooner and the target includes scope 1, 2, and relevant scope 3 emissions.

6 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant environmental incidents including spills and pollution; large scale or repeat workplace fatalities or injuries; significant adverse legal judgments or settlements; or hedging of company stock.

7 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

W W W . I S S G O V E R N A N C E . C O M	10 of 43

∎	The company has set a medium-term target for reducing its GHG emissions and the target includes Scope 1, 2, and relevant Scope 3 emissions.
∎	The company has a decarbonization strategy in place, with a defined set of quantitative and qualitative actions to reach Net Zero targets.

Expectations about what constitutes “minimum steps needed to be aligned with a Net Zero by 2050 trajectory” will increase over time.

For director elections, Social Advisory Services will also take into consideration market-specific provisions which are listed below:

Canadian Guidelines

Board Structure and Independence (TSX)

Social Advisory Services Recommendation: Vote withhold for any Executive Director or Non-Independent, Non-Executive Director where:

∎	The board is less than majority independent; or
∎	The board lacks a separate compensation or nominating committee.

Non-Independent Directors on Key Committees (TSX)

Social Advisory Services Recommendation: Vote withhold for members of the audit, compensation, or nominating committee who:

∎	Are Executive Directors;
∎	Are Controlling Shareholders; or
∎	Is a Non-employee officer of the company or its affiliates if he/she is among the five most highly compensated.

Non-Independent Directors on Key Committees (TSX-V)

Social Advisory Services Recommendation: Vote withhold for Executive Directors, Controlling Shareholders or a Non-employee officer of the company or its affiliates if he/she is among the five most highly compensated who:

∎	Are members of the audit committee;
∎	Are members of the compensation committee or the nominating committee and the committee is not majority independent; or
∎	Are board members and the entire board fulfills the role of a compensation committee or a nominating committee and the board is not majority independent.

Overboarded Directors (TSX)

Social Advisory Services Recommendation: Generally vote withhold for individual director nominees who:

∎	Are non-CEO directors and serve on more than five public company boards; or

W W W . I S S G O V E R N A N C E . C O M	11 of 43

∎	Are CEOs of public companies who serve on the boards of more than two public companies besides their own – withhold only at their outside boards[8].

Transitioning directors: It is preferable for a director to step down from a board at the annual meeting to ensure orderly transitions, which may result in a director being temporarily overboarded (e.g. joining a new board in March but stepping off another board in June). Social Advisory Services will generally not count a board for policy application purposes when it is publicly-disclosed that the director will be stepping off that board at its next annual meeting. This disclosure must be included within the company’s proxy circular to be taken into consideration. Conversely, Social Advisory Services will include the new boards that the director is joining even if the shareholder meeting with his or her election has not yet taken place.

Overboarded Directors (Venture)

Social Advisory Services Recommendation: Generally vote withhold for individual director nominees who:

∎	Are non-CEO directors and serve on more than five public company boards; or
∎	Are CEOs of public companies who serve on the boards of more than two public companies besides their own – withhold only at their outside boards[8].

Transitioning directors: It is preferable for a director to step down from a board at the annual meeting to ensure orderly transitions, which may result in a director being temporarily overboarded (e.g. joining a new board in March but stepping off another board in June). Social Advisory Services will generally not count a board for policy application purposes when it is publicly-disclosed that the director will be stepping off that board at its next annual meeting. This disclosure must be included within the company’s proxy circular to be taken into consideration. Conversely, Social Advisory Services will include the new boards that the director is joining even if the shareholder meeting with his or her election has not yet taken place.

Externally-Managed Issuers (EMIs) –TSX and TSXV

Social Advisory Services Recommendation: Vote case-by-case on say-on-pay resolutions where provided, or on individual directors, committee members, or the entire board as appropriate, when an issuer is externally-managed and has provided minimal or no disclosure about their management services agreements and how senior management is compensated. Factors taken into consideration may include but are not limited to:

∎	The size and scope of the management services agreement;
∎	Executive compensation in comparison to issuer peers and/or similarly structured issuers;
∎	Overall performance;
∎	Related party transactions;
∎	Board and committee independence;
∎	Conflicts of interest and process for managing conflicts effectively;
∎	Disclosure and independence of the decision-making process involved in the selection of the management services provider;
∎	Risk mitigating factors included within the management services agreement such as fee recoupment mechanisms;
∎	Historical compensation concerns;
∎	Executives’ responsibilities; and

8 Although a CEO’s subsidiary boards will be counted as separate boards, Social Advisory Services will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationship.

W W W . I S S G O V E R N A N C E . C O M	12 of 43

∎	Other factors that may reasonably be deemed appropriate to assess an externally-managed issuer’s governance framework.

Unilateral Adoption of an Advance Notice Provision

Social Advisory Services Recommendation: Generally withhold from individual directors, committee members, or the entire board as appropriate in situations where an advance notice policy has been adopted by the board but has not been included on the voting agenda at the next shareholders’ meeting.

Continued lack of shareholder approval of the advanced notice policy in subsequent years may result in further withhold recommendations.

European Guidelines

In European markets, Social Advisory Services looks at different factors to make determinations regarding director elections. The following factors are taken into account:

Director Terms

Social Advisory Services Recommendation: Generally vote against the election or re-election of any director when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided.

Under best practice recommendations, companies should shorten the terms for directors when the terms exceed the limits suggested by best practices. The policy will be applied to all companies, for bundled as well as unbundled items.

Beyond that, as directors should be accountable to shareholders on a more regular basis, Social Advisory Services may consider moving to maximum board terms of less than four years in the future.

Social Advisory Services Recommendation: Vote against article amendment proposals to extend board terms.

In cases where a company’s articles provide for a shorter limit and where the company wishes to extend director terms from three or fewer years to four years, for example, Social Advisory Services will recommend a vote against, based on the general principle that director accountability is maximized by elections with a short period of renewal.

Bundling of Proposals to Elect Directors

Bundling together proposals that could be presented as separate voting items is not considered good market practice, because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. As director elections are one of the most important voting decisions that shareholders make, directors should be elected individually.

Social Advisory Services Recommendation: For the markets of Bulgaria, Croatia, Czech Republic, Estonia, France, Germany, Hungary, Latvia, Lithuania, Poland, Romania, Slovakia, Slovenia, and Spain vote against the election or reelection of any directors if the company proposes a single slate of directors.

Bundled director elections in Poland may be supported for companies that go beyond market practice by disclosing the names of nominees on a timely basis.

W W W . I S S G O V E R N A N C E . C O M	13 of 43

Board Independence

Widely-held companies

A. Non-controlled companies

Social Advisory Services Recommendation: Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if:

∎	Fewer than 50 percent of the board members elected by shareholders, excluding, where relevant, employee shareholder representatives, would be independent, or
∎	Fewer than one-third of all board members would be independent.

Portugal is excluded from Provision (1.) in the above-mentioned voting policy.

B. Controlled companies

Social Advisory Services Recommendation: Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if less than one-third of the board members are independent.

Board Leadership

Given the importance of board leadership, Social Advisory Services may consider that the chair of the board should be an independent non-executive director according to the Social Advisory Services’ Classification of Directors.

Non-widely held companies

Social Advisory Services Recommendation: Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if less than one-third of the board members are independent.

Definition of terms

‘Widely-held companies’ are determined based on their membership in a major index and/or the number of Social Advisory Services clients holding the securities. For Sweden, Norway, Denmark, and Finland, this is based on membership on a local blue-chip market index and/or either the Nasdaq Nordic Large Cap list or Oslo Børs Benchmark GI index.

A company is considered to be controlled for the purposes of the above-mentioned voting policies if a shareholder, or multiple shareholders acting in concert, control a majority of the company’s equity capital (i.e. 50 percent + one share). If a company is majority-controlled by virtue of a shareholder structure in which shareholders’ voting rights do not accrue in accordance with their equity capital commitment (e.g. unequal or multi-class share structures), the company will not be classified as controlled unless the majority shareholder/majority shareholding group also holds a majority of the company’s equity capital.

Disclosure of Nominee Names

Social Advisory Services Recommendation: Vote against the election or reelection of any and all director nominees when the names of the nominees are not available at the time the proxy analysis is being written.

This policy will be applied to all companies in these markets, for bundled and unbundled items.

W W W . I S S G O V E R N A N C E . C O M	14 of 43

Combined Chair/CEO

Social Advisory Services Recommendation: Generally, vote against the (re)election of combined chair/CEOs at widely held European companies.

When the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), the vote recommendation would be made on a case-by-case basis.

In the above-mentioned situation, Social Advisory Services will consider the rationale provided by the company and whether it has set up adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board’s key committees).

Election of Former CEO as Chair of the Board

Social Advisory Services Recommendation: Generally vote against the (re)election of a former CEO to the supervisory board or board of directors in Austria, Germany, and the Netherlands if the former CEO is to be chair of the relevant board. To this end, companies are expected to confirm prior to the general meeting that the former CEO will not be (re)appointed as chair of the relevant board.

Given the importance of board leadership, Social Advisory Services may consider that the chair of the board should be an independent non-executive director according to the Social Advisory Services’ Classification of Directors.

Overboarded Directors

Social Advisory Services Recommendation: In Austria, Belgium, Cyprus, Denmark, Finland, France, Germany, Greece, Italy, Luxembourg, Malta, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, and Switzerland, Social Advisory Services will generally recommend a vote against a candidate when they hold an excessive number of board appointments, as defined by the following guidelines:

∎

Any director or candidate who holds more than five mandates at listed companies will be classified as overboarded. For the purposes of calculating this limit, a non-executive directorship counts as one mandate, a non-executive chair position counts as two mandates, and a position as executive director (or a comparable role) is counted as three mandates.

∎

Also, any director or candidate who holds the position of executive director (or a comparable role) at one company and serves as a non-executive chair at a different company will be classified as overboarded.

An adverse vote recommendation will not be applied to a director within a company where they serve as CEO; instead, any adverse vote recommendations will be applied to their additional seats on other company boards. For chairs, negative recommendations would first be applied towards non-executive, non-chair positions held, but the chair position itself would be targeted where they are being elected as chair for the first time or, when in aggregate their chair positions are three or more in number, or if the chair holds an outside executive position.

One Board Seat per Director

Social Advisory Services Recommendation: In cases where a director holds more than one board seat on a single board and the corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, vote against the election/reelection of such legal entities and in favor of the physical person.

W W W . I S S G O V E R N A N C E . C O M	15 of 43

However, an exception is made if the representative of the legal entity holds the position of CEO. In such circumstances, Social Advisory Services will typically recommend a vote in favor of the legal entity and against the election/reelection of the physical person.

While such occurrences are rare, there have been cases where a board member may have multiple board seats and corresponding votes. Holding several board seats concurrently within one board increases this person’s direct influence on board decisions and creates an inequality among board members.

This situation has manifested in Belgium, Luxembourg, and France. This is not a good corporate governance practice, as it places disproportionate influence and control in one person.

Composition of Committees

Social Advisory Services Recommendation:

For widely-held companies, generally vote against the (re)election of any non-independent members of the audit committee if fewer than 50 percent of the audit committee members, who are elected by shareholders in such capacity or another – excluding, where relevant, employee shareholder representatives – would be independent.

Generally vote against the election or reelection of the non-independent member of the audit committee designated as chair of that committee.

For widely-held companies, generally vote against the (re)election of any non-independent members of the remuneration committee if fewer than 50 percent of the remuneration committee members, who are elected by shareholders in such capacity or another – excluding, where relevant, employee shareholder representatives – would be independent.

For all companies:

Generally vote against the (re)election of executives who serve on the company’s audit or remuneration committee.

∎	Social Advisory Services may recommend against if the disclosure is too poor to determine whether an executive serves or will serve on a committee.
∎

If a company does not have an audit or a remuneration committee, Social Advisory Services may consider that the entire board fulfills the role of a committee. In such case, Social Advisory Services may recommend against the executives, including the CEO, up for election to the board.

Voto di Lista (Italy)

In Italy, director elections generally take place through the voto di lista mechanism (similar to slate elections). Since the Italian implementation of the European Shareholder Rights Directive (effective since Nov. 1, 2010), Italian issuers whose shares are listed on the Italian regulated market Euronext Milan must publish the various lists 21 days in advance of the meeting.

Since shareholders only have the option to support one such list, where lists are published in sufficient time, Social Advisory Services will recommend a vote on a case-by-case basis, determining which list of nominees it considers is best suited to add value for shareholders.

Those companies that are excluded from the provisions of the European Shareholder Rights Directive generally publish lists of nominees seven days before the meeting. In the case where nominees are not published in

W W W . I S S G O V E R N A N C E . C O M	16 of 43

sufficient time, Social Advisory Services will recommend a vote against the director elections before the lists of director nominees are disclosed. Once the various lists of nominees are disclosed, Social Advisory Services will issue an alert to its clients and, if appropriate, change its vote recommendation to support one particular list.

Composition of the Nominating Committee

Vote for proposals in Finland, Iceland, Norway, and Sweden to elect or appoint a nominating committee consisting mainly of non-board members.

Vote for shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

Vote against proposals where the names of the candidates (in the case of an election) or the principles for the establishment of the committee have not been disclosed in a timely manner.

Vote against proposals in Sweden to elect or appoint such a committee if the company is considered widely-held and the following conditions exist:

∎	A member of the executive management would be a member of the committee;
∎	More than one board member who is dependent on a major shareholder would be on the committee; or
∎	The chair of the board would also be the chair of the committee.

In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote against the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

Election of Censors (France)

Social Advisory Services will generally recommend a vote against proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

However, Social Advisory Services will recommend a vote on a case-by-case basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern).

In consideration of the principle that censors should be appointed on a short-term basis, vote against any proposal to renew the term of a censor or to extend the statutory term of censors.

W W W . I S S G O V E R N A N C E . C O M	17 of 43

Timely Disclosure of Meeting Materials

Social Advisory Services Recommendation: Generally, vote against the re-election of the chair of the audit committee, another audit committee member, the board chair, or any other relevant nominee (on a case-by-case basis), if the company has frequently failed to disclose comprehensive meeting materials for shareholders in a timely manner. Shareholder meeting materials should be published well in advance of the general meeting, ideally no later than 30 days ahead of the meeting date (or any more stringent market best practice), and ultimately no later than 21 days before the meeting date (or any more stringent market deadline). In certain cases, including meetings of issuers not listed on a regulated market shareholder proposals, additional disclosures for the purpose of clarification, or exceptional/other market-specific circumstances, an exception may be made provided there is a reasonable explanation, and the disclosure allows investors to adequately assess the proposals.

W W W . I S S G O V E R N A N C E . C O M	18 of 43

International Guidelines

Overboarding – Brazil and Americas Regional

Social Advisory Services Recommendation: Generally, vote against management nominees who:

∎	Sit on more than five public company boards; or
∎	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—recommend against only at their outside boards[9].

Generally, vote against the bundled election of directors if one or more nominees, if elected, would be overboarded.

Overboarding – Israel

Social Advisory Services Recommendation: Generally, vote against management nominees who:

∎

Holds more than five mandates at listed companies. For the purposes of calculating this limit, a non-executive directorship counts as one mandate, a non-executive chair position counts as two mandates, and a position as executive director (or a comparable role) is counted as three mandates.

∎	Holds the position of executive director (or a comparable role) at one company and a non-executive chair at a different company.

Overboarding – Philippines, Malaysia, and Thailand

Social Advisory Services Recommendation: Vote against the election of a board-nominated candidate who sits on more than a total of five (5) publicly-listed boards.

Cumulative Voting – Middle East and Africa (MEA)

Under a cumulative voting system, each share represents a number of votes equal to the size of the board that will be elected. These votes may be apportioned equally among the candidates or, if a shareholder wishes to exclude some nominees, among the desired candidates.

For MEA markets, when directors are elected through a cumulative voting system, or when the number of nominees exceeds the number of board vacancies, vote case-by-case on directors, taking into consideration additional factors to identify the nominees best suited to add value for shareholders.

Social Advisory Services Recommendation: Generally vote to abstain from all candidates if the disclosure provided by the company is not sufficient to allow the assessment of independence and the support of all proposed candidates on equal terms.

9 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, Social Advisory Services will not recommend an against vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

W W W . I S S G O V E R N A N C E . C O M	19 of 43

If the disclosure is sufficient to allow an assessment of the independence of all proposed candidates, generally vote in favor of the following types of candidates:

∎	Candidates who can be identified as representatives of minority shareholders of the company, or independent candidates:
∎	Candidates whose professional background may have the following benefits:
∎

Increasing the diversity of incumbent directors ‘ professional profiles and skills (thanks to their financial expertise, international experience, executive positions/directorships at other listed companies, or other relevant factors.

∎	Bringing to the current board of directors relevant experience in areas linked to the company’s business, evidenced by current or past board memberships or management functions at other companies.
∎	Incumbent board members and candidates explicitly supported by the company’s management.

For Middle Eastern and North African markets, if overall board independence is less than one-third (excluding, where relevant, employee shareholder representatives), generally vote in favor of independent nominees only (per Social Advisory Services’ classification of directors).

Please see the International Classification of Directors on the following page.

W W W . I S S G O V E R N A N C E . C O M	20 of 43

Classification of Directors – International Policy

Executive Director

∎	Employee or executive of the company or a wholly-owned subsidiary of the company;

Non-Independent Non-Executive Director (NED)

∎	Any director who is attested by the board to be a non-independent NED;
∎	Any director specifically designated as a representative of a shareholder of the company;
∎	Any director who is also an employee or executive of a significant shareholder of the company;
∎	Any director who is also an employee or executive of a subsidiary, associate, joint venture, or company that is affiliated with a significant[1] shareholder of the company;
∎	Any director who is nominated by a dissenting significant shareholder unless there is a clear lack of material[2] connection with the dissident, either currently or historically;
∎

Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

∎	Government representative;
∎

Currently provides or has provided (or a relative[3] provides) during the most recently concluded financial year under review professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in the last fiscal year in excess of USD 10,000 per year;

∎

Represents customer, supplier, creditor, banker, or other entity with which the company maintains a transactional/commercial relationship (unless the company discloses information to apply a materiality test[5]);

∎	Any director who has a conflicting relationship with the company, including but not limited to cross-directorships with executive directors or the chair of the company;
∎	Relative [3] of a current or former executive of the company or its affiliates;
∎	A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);
∎	Founder/co-founder/SPAC sponsors[6]/member of founding family but not currently an employee or executive;
∎	Former executive or employee (five-year cooling off period)[7];
∎	Years of service[7] is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.
∎	Any director who receives remuneration comparable to the top executives of the company[8];
∎	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance[9].

Independent NED

∎	No material[2] connection, either direct or indirect, to the company (other than a board seat) or to a significant shareholder.

Employee Representative

∎	Represents employees or employee shareholders of the company (classified as “employee representative” and considered a non-independent NED).

W W W . I S S G O V E R N A N C E . C O M	21 of 43

Footnotes

[1] At least 10 percent of the company’s stock, unless market best practice dictates a lower ownership and/or disclosure threshold.

[2] For purposes of Social Advisory Services’ director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

[3] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[4] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, a business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company’s total assets, is more than 5 percent.

[6] Depending how SPAC sponsors benefit from the transaction, a misalignment of sponsors and shareholders’ interests may be characterized. Potential conflicts of interest could arise if sponsors benefit from share classes with special rights attached.

[7] For example, in continental Europe and Latin America, directors with a tenure exceeding 12 years will be considered non-independent. In Hong Kong and Taiwan, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite their long tenure. For purposes of independence classification of directors incorporated in the Middle East and Africa region, this criterion will be taken into account in accordance with market best practice and disclosure standards and availability.

[8] However, if there is clear evidence of management duties, a classification as Executive Director may be considered.

[9] For MEA markets, directors’ past services as statutory auditor/partner of the statutory audit firm will be taken into account, with cooling-off periods in accordance with local market best practice.

W W W . I S S G O V E R N A N C E . C O M	22 of 43

Contested Director Elections

Social Advisory Services Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, Social Advisory Services will make its recommendation on a case-by-case basis, determining which directors are considered best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

∎	Company performance relative to its peers;
∎	Strategy of the incumbents versus the dissidents;
∎	Independence of directors/nominees;
∎	Experience and skills of board candidates;
∎	Governance profile of the company;
∎	Evidence of management entrenchment;
∎	Responsiveness to shareholders;
∎	Whether a takeover offer has been rebuffed; and
∎	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, Social Advisory Services will generally focus on two central questions: (1) Have the proponents proved that board change is warranted? And if so, (2) Are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Discharge of Board and Management

Social Advisory Services Recommendation: Generally vote for discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties such as:

∎

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;

∎

Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions;

∎	Other material failures of governance, or fiduciary responsibilities at the company, including failure to adequately manage or mitigate environmental, social and governance (ESG) risks; or
∎	A lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate environmental, social and governance (ESG) risks.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Social Advisory Services Recommendation: Vote against proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Social Advisory Services Recommendation:

∎	Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

W W W . I S S G O V E R N A N C E . C O M	23 of 43

∎	Vote against proposals to indemnify auditors.

Board Structure

Social Advisory Services Recommendation:

∎	Vote for proposals to fix board size.
∎	Vote against the introduction of classified boards and mandatory retirement ages for directors.
∎	Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

3.	Capital Structure

Share Issuance Requests

General Issuances

Social Advisory Services Recommendation: Evaluate share issuance requests on a case-by-case basis taking into consideration market-specific guidelines as applicable.

For European markets, vote for issuance authorities with pre-emptive rights to a maximum of 50 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

Vote for issuance authorities without pre-emptive rights to a maximum of 10 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

These thresholds are mutually exclusive.

When calculating the defined limits, all authorized and conditional capital authorizations are considered, including existing authorizations that will remain valid beyond the concerned shareholders’ meeting.

For UK and Irish companies, generally vote for a resolution to authorize the issuance of equity, unless:

∎

The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent);

∎

The routine authority to disapply pre-emption rights exceeds 20 percent of the issued share capital, provided that any amount above 10 percent is to be used for the purposes of an acquisition or a specified capital investment. For the general disapplication authority and specific disapplication authority, a further disapplication of up to 2 percent may be used for each authority for the purposes of a follow-on offer.

W W W . I S S G O V E R N A N C E . C O M	24 of 43

Social Advisory Services will generally support resolutions seeking authorities in line with the Investment Association’s Share Capital Management Guidelines and the Pre-Emption Group Statement of Principles10. Social Advisory Services will support an authority to allot up to two-thirds of the existing issued share capital, providing that any amount in excess of one-third of existing issued shares would be applied to fully pre-emptive rights issues only.

Under the Pre-Emption Group Principles, companies can seek shareholder approval for a general authority of up to 10 percent, of issued ordinary share capital (with a further authority of no more than 2 percent to be used only for the purposes of making a follow-on offer); and a further 10 percent authority to be used only for purposes of an acquisition or a specified capital investment (with a further authority for no more than 2 percent to be used only for the purposes of making a follow-on offer).

A company which receives approval for an authority of this nature but is then subsequently viewed as abusing the authority in a manner not in line with Pre-emption Group Principles – for example, by issuing shares up to 10 percent for purposes other than set out in the guidelines or by using a cash-box structure11 to issue more than the authority approved at the previous AGM – is likely to receive a negative recommendation on the share issuance authorities at the following AGM.

In line with the Pensions and Lifetime Savings Association guidelines, the authority to issue shares and the authority to disapply pre-emption rights should not be bundled together, or with any other voting issue. It is good practice, in terms of duration, for the authorities to last no more than 15 months or until the next AGM, whichever is the shorter period.

For French companies:

∎	Vote for general issuance requests with preemptive rights, including with a binding “priority right,” for a maximum of 50 percent over currently issued capital.
∎

Generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the discount on share issuance price proposed in the resolution must comply with a maximum of 10 percent for a vote for to be warranted.

For Hong Kong companies, generally vote for the general issuance mandate, being the issuance of additional shares and/or the resale or transfer of treasury shares (if permitted), for companies that:

∎	Limit the request to 10 percent or less of the relevant class of issued share capital for issuance for cash and non-cash consideration;
∎	Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules) for issuance for cash and non-cash consideration; and

∎

Have no history of renewing the general issuance mandate several times within a period of one year which may result in the share issuance limit exceeding 10 percent of the relevant class of issued share capital for issuance for cash and non-cash consideration within the 12-month period.

Generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company’s issued share capital and 50 percent with preemptive rights for all Singapore companies, with the exception of Catalist-listed companies and Real Estate Investment Trusts.

For Singapore companies listed on the Catalist market of the SGX, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the

10 https://www.frc.org.uk/getattachment/cd763f78-d306-43bf-99f7-7fb282200c4d/PEG_Statement-of-Principles.pdf

11 A “cash box” structure refers to a method of raising cash from the issue of equity securities for non-cash consideration through the acquisition of a special purpose vehicle whose principal asset is cash.

W W W . I S S G O V E R N A N C E . C O M	25 of 43

company’s issued share capital and 100 percent with preemptive rights. For Real Estate Investment Trusts, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the unit issuance limit is not more than 20 percent of its issued unit capital and 50 percent with preemptive rights.

∎

For companies listed on the Main Market and ACE Market of the Bursa Malaysia Securities Bhd (Exchange), vote for issuance requests without preemptive rights to a maximum of 10 percent of currently issued capital. For real estate investment trusts (REITs), vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

For Latin American companies, generally vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital. Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital. Specific Issuances requested will be evaluated on a case-by-case basis.

For shelf registration programs at Latin American companies (Argentina, Colombia, Chile, Mexico and Peru), vote on a case-by-case basis on all requests, with or without preemptive rights. Approval of a multi-year authority for the issuance of securities under Shelf Registration Programs will be considered on a case-by-case basis, taking into consideration, but not limited to, the following:

∎	Whether the company has provided adequate and timely disclosure including detailed information regarding the rationale for the proposed program;
∎

Whether the proposed amount to be approved under such authority, the use of the resources, the length of the authorization, the nature of the securities to be issued under such authority, including any potential risk of dilution to shareholders is disclosed; and

∎	Whether there are concerns regarding questionable finances, the use of the proceeds, or other governance concerns

Increases in Authorized Capital

Social Advisory Services Recommendation: Vote for proposals to increase authorized capital on a case-by-case basis if such proposals do not include the authorization to issue shares from the (pre-)approved limit.

In case the proposals to increase authorized capital include the authorization to issue shares according to the (pre-)approved limit without obtaining separate shareholder approval, the general issuance policy applies.

Reduction of Capital

Social Advisory Services Recommendation:

∎	Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
∎	Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

Social Advisory Services Recommendation:

∎	Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
∎	Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

W W W . I S S G O V E R N A N C E . C O M	26 of 43

Preferred Stock

Social Advisory Services Recommendation:

∎

Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

∎

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets Social Advisory Services’ guidelines on equity issuance requests.

∎	Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.
∎	Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
∎	Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

Social Advisory Services Recommendation:

∎	Vote non-convertible debt issuance requests on a case-by-case basis, with or without pre-emptive rights.
∎

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets Social Advisory Services’ guidelines on equity issuance requests.

∎	Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Social Advisory Services Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

Social Advisory Services Recommendation: Vote proposals to approve increases in a company’s borrowing powers on a case-by-case basis.

Unequal Voting Rights

Accountability for Capital Structure with Unequal Voting Rights:

For meetings held on or after Feb. 1, 2024, at widely-held companies, generally vote against directors or against the discharge of (non-executive) directors, if the company employs a stock structure with unequal voting rights12.

12 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares” or “double-voting” shares).

W W W . I S S G O V E R N A N C E . C O M	27 of 43

Vote recommendations will generally be directed against the nominees primarily responsible for, or benefiting from, the unequal vote structure.

Exceptions to this policy will generally be limited to:

∎	Newly-public companies[13] with a sunset provision of no more than seven years from the date of going public;
∎	Situations where the unequal voting rights are considered de minimis[14] or
∎

The company provides sufficient protections for minority shareholders, for example such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained or a commitment to abolish the structure by the next AGM.

Share Repurchase Plans

Social Advisory Services Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

∎	A repurchase limit of up to 10 percent of issued share capital;
∎	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
∎	Duration of no more than 18 months.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. Such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, may be supported provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

∎	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
∎	Duration of no more than 18 months.

In addition, Social Advisory Services will recommend against any proposal where:

∎	The repurchase can be used for takeover defenses;
∎	There is clear evidence of abuse of similar authorities;
∎	There is no safeguard against selective buybacks; and/or
∎	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Market-Specific Exceptions

For Singapore, generally vote for resolutions authorizing the company to repurchase its own shares, unless the premium over the average trading price of the shares as implied by the maximum price paid exceeds 5 percent for on-market repurchases and 20 percent for off-market repurchases.

13 Newly-public companies generally include companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

14 Distortion between voting and economic power does not exceed 10 percent, where this is calculated relative to the entire share capital for multiple share classes and on individual shareholder or concert level in case of loyalty share structures.

W W W . I S S G O V E R N A N C E . C O M	28 of 43

Reissuance of Shares Repurchased

Social Advisory Services Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Social Advisory Services Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

Private Placement

Social Advisory Services Recommendation: For Canadian companies, vote case-by-case on private placement issuances taking into account:

∎	Whether other resolutions are bundled with the issuance;
∎	Whether the rationale for the private placement issuance is disclosed;
∎	Dilution to existing shareholders’ position:
∎	issuance that represents no more than 30 percent of the company’s outstanding shares on a non-diluted basis is considered generally acceptable;
∎	Discount/premium in issuance price to the unaffected share price before the announcement of the private placement;
∎	Market reaction: The market’s response to the proposed private placement since announcement; and
∎	Other applicable factors, including conflict of interest, change in control/management, evaluation of other alternatives.

Generally vote for the private placement issuance if it is expected that the company will file for bankruptcy if the transaction is not approved or the company’s auditor/management has indicated that the company has going concern issues.

4.	Compensation

Preamble

The assessment of compensation follows the Social Advisory Services Global Principles on Executive and Director Compensation which are detailed below. These principles take into account global corporate governance best practice.

The Global Principles on Compensation underlie market-specific policies in all markets:

∎	Provide shareholders with clear, comprehensive compensation disclosures;
∎	Maintain appropriate pay structure with emphasis on long-term shareholder value;
∎	Avoid arrangements that risk “pay for failure;”
∎	Maintain an independent and effective compensation committee;
∎	Avoid inappropriate pay to non-executive directors.

W W W . I S S G O V E R N A N C E . C O M	29 of 43

European Guidelines

In line with European Commission Recommendation 2004/913/EC, Social Advisory Services believes that seeking annual shareholder approval for a company’s compensation policy is a positive corporate governance provision.

In applying the Five Global Principles, Social Advisory Services has formulated European Compensation Guidelines which take into account local codes of governance, market best practice, and the Recommendations published by the European Commission. Social Advisory Services analyzes compensation-related proposals based on the role of the beneficiaries and has therefore divided its executive and director compensation policy into two domains:

∎	Executive compensation-related proposals; and
∎	Non-executive director compensation-related proposals.

Executive Compensation-Related Proposals

Social Advisory Services will evaluate management proposals seeking ratification of a company’s executive compensation-related items on a case-by-case basis, and, where relevant, will take into account the European Pay for Performance (EP4P) model15 outcomes within a qualitative review of a company’s remuneration practices.

Social Advisory Services Recommendation: Social Advisory Services will generally recommend a vote against a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

∎	Provide shareholders with clear and comprehensive compensation disclosures:
∎	Information on compensation-related proposals shall be made available to shareholders in a timely manner;
∎

The level of disclosure of the proposed compensation policy and remuneration report shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;

∎

Remuneration report disclosure is expected to include amongst others: amounts paid to executives, alignment between company performance and payout to executives, disclosure of variable incentive targets and according levels of achievement and performance awards made, after the relevant performance period (ex-post), and disclosure and explanation of use of any discretionary authority or derogation clause by the board or remuneration committee to adjust pay outcomes.

∎	Companies are expected to provide meaningful information regarding the average remuneration of employees of the company, in a manner which permits comparison with directors’ remuneration.
∎	Companies shall adequately disclose all elements of the compensation, including:
∎	Any short- or long-term compensation component must include a maximum award limit.

15 Definition of Pay-for-Performance Evaluation:

Social Advisory Services annually conducts a pay-for-performance analysis to measure the alignment between pay and performance over a sustained period. With respect to companies in the European Main Indices, this analysis considers the following:

▪	Peer Group Alignment:
✓	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
✓	The multiple of the CEO’s total pay relative to the peer group median.
▪

Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

W W W . I S S G O V E R N A N C E . C O M	30 of 43

∎

Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.

∎	Discretionary payments, if applicable.
∎	The derogation policy, if applicable, which shall clearly define and limit any elements (e.g., base salary, STI, LTI, etc.) and extent (e.g., caps, weightings, etc.) to which derogations may apply.
∎	Maintain appropriate pay structure with emphasis on long-term shareholder value:
∎	The structure of the company’s short-term incentive plan shall be appropriate.
∎	The compensation policy must notably avoid guaranteed or discretionary compensation.
∎	The structure of the company’s long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.
∎	Equity-based plans or awards that are linked to long-term company performance will be evaluated using Social Advisory Services’ general policy for equity-based plans; and
∎	For awards granted to executives, Social Advisory Services will generally require a clear link between shareholder value and awards, and stringent performance-based elements.
∎	The balance between short- and long-term variable compensation shall be appropriate
∎	The company’s executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)
∎	Avoid arrangements that risk “pay for failure”:
∎	The board shall demonstrate good stewardship of investors’ interests regarding executive compensation practices (principle being supported by Pay for Performance Evaluation).
∎

There shall be a clear link between the company’s performance and variable incentives. Financial and non-financial conditions, including ESG criteria, are relevant as long as they reward an effective performance in line with the purpose, strategy, and objectives adopted by the company.

∎	There shall not be significant discrepancies between the company’s performance, financial and non-financial, and real executive payouts.
∎	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.
∎	Significant pay increases shall be explained by a detailed and compelling disclosure.
∎	Termination payments[16] must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.
∎

Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.

∎	Maintain an independent and effective compensation committee:
∎	No executives may serve on the compensation committee.
∎	In certain markets the compensation committee shall be composed of a majority of independent members, as per Social Advisory Services policies on director election and board or committee composition.

16 Termination payments’ means any payment linked to early termination of contracts for executive or managing directors, including payments related to the duration of a notice period or a non-competition clause included in the contract.

W W W . I S S G O V E R N A N C E . C O M	31 of 43

∎	Compensation committees should use the discretion afforded them by shareholders to ensure that rewards properly reflect business performance[17].

In addition to the above, Social Advisory Services will generally recommend a vote against a compensation-related proposal if such proposal is in breach of any other supplemental market-specific voting policies.

Non-Executive Director Compensation

∎	Avoid inappropriate pay to non-executive directors.

Social Advisory Services Recommendation: Generally vote for proposals to award cash fees to non-executive directors.

Vote against where:

∎	Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.
∎	Proposed amounts are excessive relative to other companies in the country or industry.
∎	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.
∎

Proposals provide for the granting of stock options, performance-based equity compensation (including stock appreciation rights and performance-vesting restricted stock), and performance-based cash to non-executive directors.

∎	Proposals introduce retirement benefits for non-executive directors.

Vote on a case-by-case basis where:

∎	Proposals include both cash and share-based components to non-executive directors.
∎	Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-Based Compensation Guidelines

Social Advisory Services Recommendation: Generally vote for equity-based compensation proposals or the like if the plan(s) is(are) in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

∎

The volume of awards (to be) transferred to participants under all outstanding plans must not be excessive: awards must not exceed 5 percent of a company’s issued share capital. This number may be up to 10 percent for high-growth companies or particularly well-designed plans (e.g., with challenging performance criteria, extended vesting/performance period, etc.);

17 In cases where a remuneration committee uses its discretion to determine payments, it should provide a clear explanation of its reasons, which are expected to be clearly justified by the financial results and the underlying performance of the company.

The remuneration committee should disclose how it has taken into account any relevant environmental, social, and governance (ESG) matters when determining remuneration outcomes. Such factors may include (but are not limited to): workplace fatalities and injuries, significant environmental incidents, large or serial fines or sanctions from regulatory bodies and/or significant adverse legal judgments or settlements.

It is relatively rare that a remuneration committee chooses to amend the targets used for either the annual bonus or the LTIP following the start of the performance period, but where this has occurred, it is good practice for the company to demonstrate how the revised targets are in practice no less challenging than the targets which were originally set.

W W W . I S S G O V E R N A N C E . C O M	32 of 43

∎

The plan(s) must be sufficiently long-term in nature/structure: the vesting of awards (i) must occur no less than three years from the grant date, and (ii) if applicable, should be conditioned on meeting performance targets that are measured over a continuous period of at least three years;

∎	If applicable, performance conditions must be fully disclosed, measurable, quantifiable, and long-term oriented;
∎	The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.

Employee Share Purchase Plans

Social Advisory Services Recommendation: Generally vote for employee stock purchase plans if the number of shares allocated to the plan is 10 percent or less of the company’s issued share capital.

Compensation-Related Voting Sanctions

Should a company be deemed:

∎	To have egregious remuneration practices;
∎	To have failed to follow market practice by not submitting expected resolutions on executive compensation; or
∎	To have failed to respond to significant shareholder dissent on remuneration-related proposals; An adverse vote recommendation could be applied to any of the following on a case-by-case basis:

∎	The reelection of the chair of the remuneration committee or, where relevant, any other members of the remuneration committee;
∎	The reelection of the board chair;
∎	The discharge of directors; or
∎	The annual report and accounts.

This recommendation could be made in addition to other adverse recommendations under existing remuneration proposals (if any).

Share Matching Plans (Sweden and Norway)

Social Advisory Services Recommendation:

Social Advisory Services considers the following factors when evaluating share matching plans:

∎	For every share matching plan, Social Advisory Services requires a holding period.
∎	For plans without performance criteria, the shares must be purchased at market price.
∎

“For broad-based share matching plans directed at all employees, Social Advisory Services accepts an arrangement up to a 1:1 ratio, i.e. no more than one free share is awarded for every share purchased at market value.

In addition, for plans directed at executives, we require that sufficiently challenging performance criteria be attached to the plan. Higher discounts demand proportionally higher performance criteria.

The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock purchase/stock matching plans must comply with Social Advisory Services’ guidelines.

W W W . I S S G O V E R N A N C E . C O M	33 of 43

Canadian Guidelines

Social Advisory Services Recommendation: Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

Vote against management say-on-pay (MSOP) proposals, withhold from compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO), and/or against an equity-based incentive plan proposal if:

∎	There is a misalignment between CEO pay and company performance (pay for performance)
∎	The company maintains problematic pay practices; or
∎	The board exhibits poor communication and responsiveness to shareholders.

Pay for Performance

∎

Rationale for determining compensation (e.g., why certain elements and pay targets are used, how they are used in relation to the company’s business strategy, and specific incentive plan goals, especially retrospective goals) and linkage of compensation to long-term performance;

∎	Evaluation of peer group benchmarking used to set target pay or award opportunities;
∎	Analysis of company performance and executive pay trends over time, taking into account our Pay-for-Performance policy;
∎	Mix of fixed versus variable and performance versus non-performance-based pay.

Pay Practices

∎

Assessment of compensation components included in the Problematic Pay Practices policy such as: perks, severance packages, employee loans, supplemental executive pension plans, internal pay disparity and equity plan practices (including option backdating, repricing, option exchanges, or cancellations/surrenders and re-grants, etc.);

∎	Existence of measures that discourage excessive risk taking which include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred compensation practices etc.

Board Communications and Responsiveness

∎	Clarity of disclosure (e.g. whether the company’s Form 51-102F6 disclosure provides timely, accurate, clear information about compensation practices in both tabular format and narrative discussion);
∎

Assessment of board’s responsiveness to investor concerns on compensation issues (e.g., whether the company engaged with shareholders and / or responded to majority-supported shareholder proposals relating to executive pay).

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Social Advisory Services Recommendation: Vote case-by-case on management proposals for an advisory shareholder vote on executive compensation. Vote against these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

In general, the management say-on-pay (MSOP) ballot item is the primary focus of voting on executive pay practices— dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote against or withhold from compensation committee members (or, if the full board is deemed accountable, all directors). If the negative

W W W . I S S G O V E R N A N C E . C O M	34 of 43

factors involve equity-based compensation, then vote against an equity-based plan proposal presented for shareholder approval.

Equity Compensation Plans

Social Advisory Services Recommendation: Vote case-by-case on equity-based compensation plans using an “equity plan scorecard” (EPSC) approach. Under this approach, certain features and practices related to the plan18 are assessed in combination, with positively-assessed factors potentially counterbalancing negatively-assessed factors and vice-versa. Factors are grouped into three pillars:

∎

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

∎	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
∎	SVT based only on new shares requested plus shares remaining for future grants.

∎	Plan Features:
∎	Absence of problematic change-in-control (CIC) provisions, including:
∎	Single-trigger acceleration of award vesting in connection with a CIC; and
∎	Settlement of performance-based equity at target or above in the event of a CIC-related acceleration of vesting regardless of performance.
∎	No financial assistance to plan participants for the exercise or settlement of awards;
∎	Public disclosure of the full text of the plan document; and
∎	Reasonable share dilution from equity plans relative to market best practices.

∎	Grant Practices:
∎	Reasonable three-year average burn rate relative to market best practices;
∎	Meaningful time vesting requirements for the CEO’s most recent equity grants (three-year lookback);
∎	The issuance of performance-based equity to the CEO;
∎	A clawback provision applicable to equity awards; and
∎	Post-exercise or post-settlement share-holding requirements (S&P/TSX Composite Index only).

Generally vote against the plan proposal if the combination of above factors, as determined by an overall score, indicates that the plan is not in shareholders’ interests. In addition, vote against the plan if any of the following unacceptable factors have been identified:

∎	Discretionary or insufficiently limited non-employee director participation;
∎	An amendment provision which fails to adequately restrict the company’s ability to amend the plan without shareholder approval;
∎	A history of repricing stock options without shareholder approval (three-year look-back);
∎	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
∎	Any other plan features that are determined to have a significant negative impact on shareholder interests.

18 In cases where certain historic grant data are unavailable (e.g. following an IPO or emergence from bankruptcy), Special Cases models will be applied which omit factors requiring these data.

W W W . I S S G O V E R N A N C E . C O M	35 of 43

Director Compensation – TSX

Social Advisory Services Recommendation: On a case-by-case basis, generally withhold from members of the committee responsible for director compensation (or, where no such committee has been identified, the board chair or full board) where director compensation practices which pose a risk of compromising a non-employee director’s independence or which otherwise appear problematic from the perspective of shareholders have been identified, including:

∎

Excessive (relative to standard market practice) inducement grants issued upon the appointment or election of a new director to the board (consideration will be given to the form in which the compensation has been issued and the board’s rationale for the inducement grant);

∎	Performance-based equity grants to non-employee directors which could pose a risk of aligning directors’ interests away from those of shareholders and toward those of management; and
∎	Other significant problematic practices relating to director compensation.

Other Compensation Plans

Employee Stock Purchase Plans (ESPPs, ESOPs)

Social Advisory Services Recommendation: Generally vote for broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

∎	Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or as a percentage of base salary excluding bonus, commissions and special compensation);
∎

Employer contribution of up to 25 percent of employee contribution and no purchase price discount or employer contribution of more than 25 percent of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;

∎	Purchase price is at least 80 percent of fair market value with no employer contribution;
∎	Potential dilution together with all other equity-based plans is 10 percent of outstanding common shares or less; and
∎	The Plan Amendment Provision requires shareholder approval for amendments to:
∎	The number of shares reserved for the plan;
∎	The allowable purchase price discount;
∎	The employer matching contribution amount.

Treasury funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive based compensation if the employer match is greater than 25 percent of the employee contribution. In this case, the plan will be run through the Social Advisory Services compensation model to assess the Shareholder Value Transfer (SVT) cost of the plan together with the company’s other equity-based compensation plans.

Eligibility and administration are also key factors in determining the acceptability of an ESPP/ESOP plan.

Social Advisory Services will also take into account other compensation and benefit programs, in particular pensions.

W W W . I S S G O V E R N A N C E . C O M	36 of 43

Deferred Share Unit Plans

Social Advisory Services Recommendation: Generally vote for Deferred Compensation Plans if:

∎	Potential dilution, together with all other equity-based compensation, is ten percent of the outstanding common shares or less.

Other elements of director compensation to evaluate in conjunction with deferred share units include:

∎	Director stock ownership guidelines of a minimum of three times annual cash retainer;
∎	Vesting schedule or mandatory deferral period which requires that shares in payment of deferred units may not be paid out until the end of three years;
∎	The mix of remuneration between cash and equity; and
∎	Other forms of equity-based compensation, i.e. stock options, restricted stock.

International Guidelines

Social Advisory Services Recommendation: Evaluate executive and director compensation proposals on a case-by-case basis taking into consideration the Global Principles as applicable.

W W W . I S S G O V E R N A N C E . C O M	37 of 43

5.	Environmental and Social Issues

Social and Environmental Proposals

Social Advisory Services Recommendation: Generally vote in favor of social and environmental shareholder proposals that seek to promote good corporate citizenship while enhancing long-term shareholder and stakeholder value. Vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders’ social, workforce, and environmental concerns. In determining votes on shareholder social and environmental proposals, the following factors are considered:

∎	Whether the proposal itself is well framed and reasonable;
∎	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
∎	Whether the company’s analysis and voting recommendation to shareholders is persuasive;
∎	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
∎	Whether the subject of the proposal is best left to the discretion of the board;
∎	Whether the issues presented in the proposal are being effectively or appropriately dealt with through legislation or regulation, or company-specific action;
∎	The company’s relevant practices compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;
∎	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;
∎	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;
∎

If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publicly available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion;

∎	Whether implementation of the proposal would achieve the objectives sought in the proposal; and
∎	Whether the proposal addresses substantive matters that may impact shareholders’ interests, including how the proposal may impact shareholders’ rights.

In general, Social Advisory Services supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information will merit support. Requests to establish special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that improve the company’s public image and reduce exposure to liabilities.

Vote all other social and environmental proposals on a case-by-case basis, taking into account the considerations outlined above.

W W W . I S S G O V E R N A N C E . C O M	38 of 43

Say on Climate (SoC) Management Proposals

Social Advisory Services Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

∎	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
∎	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
∎

The completeness, feasibility and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions in line with Paris Agreement goals (Scopes 1, 2, and 3 if relevant);

∎	Whether the company has sought and received third-party approval that its targets are science-based;
∎	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
∎	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
∎	Whether the company’s climate data has received third-party assurance;
∎	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
∎	Whether there are specific industry decarbonization challenges; and
∎	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

Social Advisory Services Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

∎	The completeness and rigor of the company’s climate-related disclosure;
∎	The company’s actual GHG emissions performance;
∎	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
∎	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

W W W . I S S G O V E R N A N C E . C O M	39 of 43

6.	Other Items

Reorganizations/Restructurings

Social Advisory Services Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

Social Advisory Services Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, Social Advisory Services reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

∎

Valuation: Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, Social Advisory Services places emphasis on the offer premium, market reaction, and strategic rationale;

∎	Market reaction: How has the market responded to the proposed deal? A negative market reaction will cause Social Advisory Services to scrutinize a deal more closely;
∎

Strategic rationale: Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions;

∎

Conflicts of interest: Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? Social Advisory Services will consider whether any special interests may have influenced these directors and officers to support or recommend the merger;

∎

Governance: Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

∎	Stakeholder impact: Impact on community stakeholders including impact on workforce, environment, etc.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Social Advisory Services Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

Social Advisory Services Recommendation: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

Social Advisory Services Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

W W W . I S S G O V E R N A N C E . C O M	40 of 43

Exclusive Forum Proposals (TSX-Listed Companies and Venture Companies)

Social Advisory Services Recommendation: Vote case-by-case on proposals to adopt an exclusive forum by-law or to amend by-laws to add an exclusive forum provision, taking the following into consideration:

∎	Jurisdiction of incorporation;
∎	Board rationale for adopting exclusive forum;
∎	Legal actions subject to the exclusive forum provision;
∎	Evidence of past harm as a result of shareholder legal action against the company originating outside of the jurisdiction of incorporation;
∎	Company corporate governance provisions and shareholder rights;
∎	Any other problematic provisions that raise concerns regarding shareholder rights.

Related-Party Transactions

Social Advisory Services Recommendation: Vote related-party transactions on a case-by-case basis considering factors including, but not limited to, the following:

∎	The parties on either side of the transaction;
∎	The nature of the asset to be transferred/service to be provided;
∎	The pricing of the transaction (and any associated professional valuation);
∎	The views of independent directors (where provided);
∎	The views of an independent financial adviser (where appointed);
∎	Whether any entities party to the transaction (including advisers) is conflicted; and
∎	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that is deemed problematic and that was not put to a shareholder vote, Social Advisory Services may recommend against the election of the director(s) involved in the related-party transaction or against the full board.

In the case of Nigerian companies, vote for proposals relating to renewal of the general mandate for the company to enter into recurrent transactions with related parties necessary for its day-to-day operations in the absence of any concerns with the related party transactions concluded pursuant to this general mandate.

Antitakeover Mechanisms

Social Advisory Services Recommendation: Vote against all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Following the Florange act of 2016, for French companies listed on a regulated market, generally vote against any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights) if they can be used for antitakeover purposes without shareholders’ prior explicit approval.

W W W . I S S G O V E R N A N C E . C O M	41 of 43

7.	Foreign Private Issuers

Foreign private issuers (“FPIs”) are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not

U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S. Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

Vote against or withhold from non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, compensation, and a nomination committee, each of which is entirely composed of independent directors. Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. All other voting items will be evaluated using the relevant regional or market proxy voting guidelines.

While a firm’s country of incorporation will remain the primary basis for evaluating companies, Social Advisory Services will generally apply its U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). U.S. policies will also apply to companies listed on U.S. exchanges as Foreign Private Issuers (FPIs) and that may be exempt from the disclosure and corporate governance requirements that apply to most companies traded on U.S. exchanges, including a number of SEC rules and stock market listing requirements. Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on the country of incorporation.

W W W . I S S G O V E R N A N C E . C O M	42 of 43

We empower investors and companies to build

for long-term and sustainable growth by providing

high-quality data, analytics, and insight.

G E T S T A R T E D W I T H I S S S O L U T I O N S

Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2025 | Institutional Shareholder Services and/or its affiliates

W W W . I S S G O V E R N A N C E . C O M	43 of 43

APPENDIX C
-C- 1

PROXY VOTING POLICIES & PROCEDURES

Effective Date March 2, 2026

These policies and procedures apply to the voting of proxies by Northern Trust Corporation affiliates (“Northern Trust”) for accounts over which Northern Trust has been granted proxy voting discretion.

i

NORTHERN TRUST

PROXY VOTING

POLICIES AND PROCEDURES

These policies and procedures apply to the voting of proxies by Northern Trust Corporation affiliates (“Northern Trust”) for accounts over which Northern Trust has been granted proxy voting discretion.

The fundamental precept followed by Northern Trust in voting proxies is to ensure that the manner in which shares are voted is in the best interests of clients/beneficiaries and the value of the investment. As used in these policies and procedures, the term “clients/beneficiaries” means any person or entity having the legal or beneficial ownership interest, as the case may be, in a trust, custody or investment management account over which Northern Trust has discretionary proxy voting authority.

SECTION 1.	PROXY COMMITTEE

Northern Trust’s Proxy Committee has responsibility for the adoption, content, interpretation and application of the Proxy Guidelines described in Section 2. Membership of the Proxy Committee consists of a group of senior Northern Trust investment and compliance officers. Meetings of the Proxy Committee may be called by the Chairperson or, in his or her absence, by any two committee members. Meetings may be conducted in person or telephonically. A majority of committee members present (in person or by proxy) will constitute a quorum for the transacting of business at any meeting. The approval of proxy votes or changes to these policies and procedures or the Proxy Guidelines may be made by majority vote of those present (in person or by proxy) at a meeting called for that purpose. Alternatively, the Committee may approve proxy votes or changes to these policies and procedures or the Proxy Guidelines described in Section 2 by a majority vote communicated telephonically (without a meeting) or electronically, provided that any action so approved is properly documented and reflected in minutes of the next meeting of the Committee.

SECTION 2.	PROXY VOTING GUIDELINES

Northern Trust has adopted guidelines and procedures (together and as from time to time amended, the “Proxy Guidelines”) governing proxy voting for accounts over which Northern Trust has been granted proxy voting discretion.

Absent the special circumstances described in these policies and procedures, generally Northern Trust will exercise its proxy voting discretion in accordance with the applicable proxy guidelines designated in the client agreement or as otherwise disclosed to clients.

On an annual basis, Northern Trust’s Proxy Committee shall review the Proxy Guidelines and notify clients/beneficiaries of any material revisions to the Proxy Guidelines.

1

SECTION 3.	USE OF THIRD PARTY PROXY VOTING SERVICE PROVIDERS

Northern Trust may delegate to one or more independent third party proxy voting services (“Proxy Voting Service” or “Proxy Voting Services”), the responsibility to review proxy proposals and to make voting recommendations to the Proxy Committee, and to execute proxy voting instructions in a manner consistent with the Proxy Guidelines. For proxy proposals described under the Proxy Guidelines, Northern Trust has provided supplementary instructions to the Proxy Voting Service(s) to guide it in making vote recommendations. In addition, Northern Trust has instructed the Proxy Voting Service not to exercise any discretion and to seek guidance from Northern Trust whenever it encounters situations that are either not covered by the Proxy Guidelines or where application of the Proxy Guidelines is unclear. In the event that the Proxy Voting Service does not or will not provide recommendations with respect to any specific proxy proposals for securities over which Northern Trust or its affiliates have proxy voting discretion, the relevant proxy analyst at Northern Trust responsible for the relevant issuer or its business sector shall be responsible for reviewing the proxy proposal and making a voting recommendation to the Proxy Committee consistent with the Proxy Guidelines.

The Proxy Committee will review the Proxy Voting Service(s) on an annual basis. In connection with that review, it generally will assess each of the following factors along with other additional factors, if any, the Proxy Committee deems relevant: (1) the Proxy Voting Service’s capacity and competency in analyzing proxy issues and executing proxy related services; (2) the adequacy of the Proxy Voting Service’s staffing and personnel; (3) whether the Proxy Voting Service has robust policies and procedures that enable it to make proxy voting recommendations based on current and accurate information and implement the proxy voting services offered; and (4) the Proxy Voting Service’s ability to identify and address any real or potential conflicts of interests that exist or may have existed between the firm and its employees and the execution of proxy voting services provided to Northern Trust. The Proxy Committee will also regularly monitor the Proxy Voting Service(s) by requesting information from the Proxy Service(s) to determine whether any real or potential conflicts of interest exist as a result of changes to the firm’s business or internal policies. The Proxy Voting Service(s) will also be required to proactively communicate any (i) business changes or (ii) changes and updates to the firm’s policies and procedures that could impact the adequacy and quality of the proxy voting services or the firm’s ability to effectively manage conflicts.

SECTION 4.	APPLICATION OF PROXY GUIDELINES

It is intended that the Proxy Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise specifically provided in these policies and procedures, the Proxy Committee may vote proxies contrary to the recommendations of the Proxy Voting Service, or, in the circumstances described in Section 3 above, a Northern Trust proxy analyst, if it determines such action to be in the best interests of Northern Trust clients/beneficiaries. In the exercise of such discretion the Proxy Committee may take into account a wide array of factors relating to the proxy voting matter under consideration, the nature of the proposal, and the company involved. As a result, a proxy voting proposal may be voted in one manner in the case of one company and in a different manner in the case of another company where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in

2

the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in full context. For example, a particular proxy voting proposal may be acceptable on a stand- alone basis, but objectionable when part of an existing or proposed proxy voting package, such as where the effect may be to entrench management. Special circumstances may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote after taking into account the clients/beneficiaries circumstances, including adhering to special voting instructions from the clients/beneficiaries.

SECTION 5.	PROXY VOTING CHOICE

Northern Trust offers fund participants in select pooled investment vehicles the option to select from a menu of Proxy Guidelines options designated by Northern Trust (“Proxy Voting Choice”). The Proxy Guidelines eligible to be used in a Proxy Voting Choice menu are described in Exhibit A.

Portfolio management teams for Northern Trust Investments, Inc. and Northern Trust Global Investments, Inc., in consultation with the appropriate subject matter experts as needed (e.g., Stewardship, Institutional Client Group, Operations, Compliance, Legal, and outside counsel), generally have the responsibility for identifying the Proxy Guidelines most suitable to a fund’s investment objectives (the “Default Proxy Guidelines” of the fund).

Participation in Proxy Voting Choice is elective. Participants in eligible funds may voluntarily select from the menu of Proxy Guidelines, and once selected, proxies for the eligible fund will be voted on a pro-rata share basis in accordance with the participant’s selection. The Default Proxy Guidelines shall apply to the pro-rata shares of all participants who do not choose to elect an option from the Proxy Voting Choice menu offered. Except under special circumstances, Proxy Guidelines will be applied at the account level for fund clients, and at the transfer agent or investment level for transfer agent clients. If a client holds two funds in two separate trust accounts, or direct at the transfer agent, then separate Proxy Guideline elections can be accommodated. In the event a client wants to operationally have multiple Proxy Guidelines applied for different accounts or fund investments, this can be manually applied upon written confirmation. Furthermore, in certain markets or situations where split voting is not permitted, the Default Proxy Guidelines will apply to all voting matters on behalf of all fund participants.

As a fiduciary to its pooled funds, Northern Trust must ensure that votes exercised for the pooled funds that it manages are cast in a pooled funds interest and in accordance with policies and procedures that are prudently designed to meet legal and regulatory requirements applicable to the pooled funds. As such, the Proxy Committee reviews all third-party voting policies prior to their availability for use for Proxy Voting Choice to ensure they are consistent with applicable fiduciary standards and suitable for most pooled fund investment objectives and policies. Some factors that the Proxy Committee may consider include, whether the third-party provider follows a fiduciary process in developing proxy voting procedures and guidelines, the manner in which the third-party’s procedures to into consideration material facts and circumstance specific to each

3

voting decision. The Proxy Committee may also consider client feedback in relation to specific guideline orientations or strategy approaches which they would like to have offered.

SECTION 6.	MATERIAL CONFLICTS OF INTEREST

Northern Trust has sought to address proxy related conflicts of interest in various ways, including the establishment, composition and authority of the Proxy Committee, and the delegation of primary responsibility for proxy review and vote recommendation functions to the Proxy Voting Service. For these reasons, the potential for conflicts of interest in the voting of proxies generally arises only where the Proxy Committee is considering the possibility of voting in a manner contrary to a vote recommendation received from the Proxy Voting Service or where the Proxy Voting Service has not provided a vote recommendation. In these situations, the Proxy Committee will need to determine whether a material conflict of interest exists. For example, a material conflict of interest could arise when a proxy relates to the following non-exclusive types of issues:

•	Securities issued by Northern Trust Corporation or its affiliates.
•	Matters in which Northern Trust has a direct financial interest (such as shareholder approval of a change in mutual fund advisory fees where Northern Trust is the fund advisor).
•

Instances where Northern Trust, its board members, executive officers, and/or others maintain relationships with the issuers of securities, proponents of shareholder proposals, participants in proxy contests, corporate directors or candidates for directorships.

•	Instances where an attempt has been made to directly or indirectly influence the voting recommendation that is made.

Where the Proxy Committee determines that it is subject to a material conflict of interest, it may resolve the conflict in any of the following ways, which may vary, consistent with its duty of loyalty and care, depending on the facts and circumstances of each situation and the requirements of applicable law:

•	Following the vote recommendation of an independent fiduciary appointed for that purpose;
•	Voting pursuant to client direction;
•	Abstaining; or
•	Voting pursuant to a “mirror voting” arrangement (under which shares are voted in the same manner and proportion as some or all of the other shares not voted by the Proxy Committee).

For proxies issued by the Northern Trust Corporation that are held in accounts where Northern Trust has voting discretion, Northern Trust will generally abstain from voting on all votable ballot items.

4

SECTION 7.	PROXY VOTING RECORDS; CLIENT DISCLOSURES

Northern Trust will maintain the following records relating to proxy votes cast under these policies and procedures:

A.	A copy of these policies and procedures and accompanying exhibits
B.	A copy of each proxy statement Northern Trust receives regarding client securities.
C.	A record of each vote cast by Northern Trust on behalf of a client.
D.	A copy of any document created by the Proxy Committee that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision.
D.

A copy of each written client request for information on how Northern Trust voted proxies on behalf of the client, and a copy of any written response by Northern Trust to any (written or oral) client request for information on how Northern Trust voted proxies on behalf of the requesting client.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. Northern Trust may rely on one or more third parties to make and retain the records referred to in items B. and C. above.

The Proxy Committee will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request. It is generally the policy of Northern Trust not to disclose its proxy voting records to third parties, except as may be required by applicable laws and regulations.

SECTION 8.	ERISA ACCOUNTS

For plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA Plans”), it is considered a fiduciary act to manage the voting rights that are connected to ERISA Plan assets that are shares of stock. ERISA Plans are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Northern Trust, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA, including the fiduciary duty of prudence, the exclusive benefit rule, and the duty to act in accordance with the plan documents. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries.

ERISA fiduciaries may decide not to vote on a proxy or exercise a shareholder right. When deciding whether to vote on a proxy, fiduciaries must carry out their duties: (i) prudently, and (ii) solely in the interests of the participants and beneficiaries and for the exclusive purpose of providing benefits to participants and beneficiaries and defraying the reasonable expenses of administering the ERISA Plan. Specifically, when deciding whether to vote on a proxy, a fiduciary must:

•	act solely in accordance with the economic interest of the plan and its participants and beneficiaries;
•	consider any costs involved;
•	not subordinate the interests of the participants and beneficiaries in their retirement income or

5

financial benefits under the plan to any other objective;
•	evaluate relevant facts that form the basis for any particular proxy vote or other exercise of shareholder rights; and
•	exercise prudence and diligence in the selection and monitoring of persons, if any, selected to exercise shareholder rights or otherwise advise on or assist with exercises of shareholder rights.

This Policy is designed to ensure proxy voting decisions are made in accordance with the fiduciary obligations listed above.

ERISA fiduciaries may engage with a Proxy Voting Service to provide recommendations regarding proxies. However, the fiduciary must first determine that such proxy advisor firm or service provider’s proxy voting guidelines are consistent with the fiduciary’s obligations described above. Northern Trust reviews the Northern Trust Proxy Guidelines and Proxy Voting Services on an annual basis, as described in Sections 2 and 3 of this Policy.

For avoidance of doubt, this Policy provides that the authority to vote a proxy shall be exercised pursuant to specific parameters prudently designed to serve the plan’s interests in providing benefits to participants and their beneficiaries and defraying reasonable expenses of administering the plan; and is periodically reviewed for compliance, as described in Section 2 of this Policy. However, this policy does not (i) preclude a fiduciary from submitting a proxy vote when the fiduciary has prudently determined that the matter being voted upon will have a significant effect on the value of the investment, or the investment performance of the plan’s assets, after accounting for the costs involved; or (ii) require a fiduciary to submit a proxy vote when the fiduciary has prudently determined that the matter being voted upon will not have a significant effect on the value of the investment, or the investment performance of the plan’s assets, after accounting for the costs involved.

Generally, an ERISA Plan’s trustee will have the exclusive responsibility to vote the proxies unless:

•	the trustee is subject to the direction of a named fiduciary who is not a trustee;
•	the named fiduciary delegates to an investment manager the authority to manage, acquire, or dispose of plan assets; or
•	the named fiduciary delegates to an investment manager the authority to manage, acquire, or dispose of certain assets, but retains the right to direct the trustee when voting proxies.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. It is the policy of Northern Trust to follow the provisions of a plan’s governing documents in the voting of employer securities unless it determines that to do so would breach its fiduciary duties under ERISA.

6

In general, for pooled investment vehicles that are treated as “plan assets” for purposes of ERISA, investing plan clients that are subject to ERISA will be required to accept this Policy as a condition of investment. For pooled investment vehicles that have implemented “Proxy Voting Choice,” the fiduciary of an investing plan may choose guidelines other the Default Proxy Guidelines described in Section 5, except for the Climate guidelines. If the plan fiduciary chooses guidelines other than the Default Proxy Guidelines, the plan fiduciary is responsible for determining, and has made a determination that, the selected proxy voting policy is consistent with ERISA and the plan’s own proxy voting policies/guidelines. Once guidelines are selected, proxies for the eligible fund will be voted on a pro-rata share basis in accordance with the guidelines that were selected. The Default Proxy Guidelines shall apply to the pro-rata shares for those who do not choose to elect an option from the Proxy Voting Choice menu.

SECTION 9.	MUTUAL FUNDS

Proxies of registered management investment companies will be voted subject to any applicable investment restrictions of the fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.

SECTION 10.	OTHER SPECIAL SITUATIONS

Northern Trust may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Northern Trust must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, Northern Trust will not vote those proxies in the absence of an unusual, significant vote. Various accounts over which Northern Trust has proxy voting discretion participate in securities lending programs administered by Northern Trust or a third party. Because title to loaned securities passes to the borrower, Northern Trust will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Northern Trust has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where Northern Trust believes the benefits of voting the security outweigh the costs of terminating the loan, consistent with the terms and conditions of Northern Trust’s procedures for recall of securities out on loan. In such instances, Northern Trust shall recall the shares on loan on a best efforts basis.

7

EXHIBIT A. PROXY GUIDELINES

Northern Trust’s Proxy Committee has responsibility for the adoption, content, interpretation and application of the Proxy Guidelines described in Section 2.

As of the of the effective date of these policies and procedures1 each of the Proxy Guidelines listed below have been either internally developed or reviewed, and adopted by the Proxy Committee.

Guideline Name	Strategy Approach	Guideline Description Link(s)[2]
Northern Trust Proxy Guidelines	Guidelines developed by Northern Trust’s Proxy Voting Committee under a fundamental precept of ensuring the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. The guidelines take into consideration common and best market practice standards in governance to promote total shareholder value and risk mitigation while applying a thoughtful and considered approach to environmental and social issues.	US and Non-US Securities

Socially Responsible Investor (SRI)	The SRI guidelines were developed by a third party to be consistent with the dual objectives of socially responsible shareholders - economic returns and good corporate governance, as well as ethical behavior of corporations and the social and environmental impact of the actions or companies in which they invest.	US Securities Non-US Securities

Taft-Hartley	Developed specifically for Taft-Hartley pension funds & investment managers, as well as AFL-CIO aligned accounts, the Taft-Hartley guidelines were developed by a third party based on the AFL-CIO. The guidelines are fully compliant with the fiduciary voting responsibilities of the Taft Hartley Labor Act.	US Securities Non-US Securities

Board Aligned	The Board-Aligned guidelines were developed by a third party for investors who generally prefer to vote in a manner that upholds foundational corporate governance principles, while generally following the board’s recommendation around environmental and social matters.	US Securities Non-US Securities

Climate	The Climate guidelines were developed by a third party to be consistent with widely recognized climate frameworks including the TCFD, GRI, and SASB standards. They are intended to balance the need for good disclosure on climate-related risks along with evaluation of a company’s preparedness to face and mitigate climate risks in a low carbon economy as well as alignment with global climate norms expectations (e.g. SFDR). On matters of corporate governance and executive compensation the Climate guidelines approach is based on principles of best practice and a focus on creating and preserving long-term economic value.	US Securities Non-US Securities

1 This is the effective date from which the Proxy Committee has last developed or reviewed, and adopted or re-affirmed the Proxy Guideline. Each Proxy Guideline has its own effective or last amended date.

2 These links are current as of the Effective Date of these policies and procedures and may be superseded by more current versions.

8

PROXY VOTING GUIDELINES

Effective Date February 1, 2026

NTAC:3NS-20

i

NTAC:3NS-20

ii

I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

Northern Trust generally votes for director nominees in uncontested elections absent countervailing factors such as a lack of director independence (see below), chronic, unjustified absenteeism, concerns regarding the inattentiveness of the nominee, including the number of public company boards on which the nominee sits, and if the nominee sits on an audit, compensation or risk committee, concerns regarding the actions taken by such committees.

B. Director Independence

For any situations not already covered by a rule or regulation, Northern Trust will generally vote for shareholder proposals requesting that the board of a company be comprised of a majority of independent directors and will generally vote against shareholder proposals requesting that the board of a company be comprised of a supermajority of independent directors. Northern Trust generally votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively and withholds votes for the election of non-independent directors serving on an audit, compensation or nominating committee or board.

Northern Trust generally leaves the choice of chairman to the board’s discretion as Northern Trust’s support for proposals that principal committees consist exclusively of independent directors and that the board be comprised of a majority of independent directors provides sufficient checks and balances. However, Northern Trust will vote case by case on whether to support shareholder resolutions seeking the separation of chairman and CEO in circumstances where shareholder interests may be better served by having an independent chair. Such circumstances may include, during periods of organizational re-structuring, during periods of sustained under performance relative to peers, during a period of leadership transition, or where concerns arise as to the sufficiency of independence the board has from management.

Northern Trust generally supports the listing standards or local market practice on non-executive director independence. Northern Trust may apply a stricter standard for director independence at companies that exhibit poor governance practices. A non-executive director in these instances would not be considered independent if he or she:

•	Has been an employee of the company within the last five years;
•	Has, or has had within the last three years, a material business relationship with the company;
•	Is a company founder;
•	Represents a significant shareholder; or
•	Has close family ties with any of the company’s advisers, directors, or senior employees.

1

C. Director Attendance

Northern Trust will vote case by case on individual directors who attend fewer than 75 percent of board and board-committee meetings for two consecutive years.

D. Lead Independent Director

Northern Trust generally votes for shareholder proposals in support of the appointment of a lead independent director.

Northern Trust expects the role of the lead independent director to be set out within the board’s governance charter, with clearly defined powers that should include at minimum the ability to:

•	serve as a liaison between the company’s independent directors and the CEO;
•	lead the annual evaluation of the CEO’s performance and the annual evaluation of the independent board of directors;
•	be available for consultation and direct communication with major stockholders, if they so request;
•	approve meeting agendas for the board and the nature of information sent to the board;
•	call a special meeting of the board or a special executive session of the independent directors; and
•	add items to the agenda of any regular or special meeting of the board deemed necessary or advisable.

E. Overboarding Issues

Northern Trust generally votes against a director nominee if it is a CEO who sits on more than two public boards or a non-CEO who sits on more than four public boards.

F. Inclusivity

Companies benefit from having a wide range of perspectives and experiences on their boards and within senior management, including improved innovation and identification of business opportunities, effective leadership, productivity and connection with the workforce. Northern Trust believes that an effective board should be comprised of directors with a mix of skills and experience to ensure the Board has the necessary tools to perform its oversight function effectively; this includes a broad spectrum of experience and other attributes that are inclusive of the perspectives among a company’s shareholders, customers, and other critical stakeholders. To this end, we expect boards to provide sufficient disclosure on the range of skills, and experience that each director provides and how it aligns to effectively oversee the company’s business strategy. Northern Trust may vote against one or more incumbent directors of the nominating committee where we have concerns relating to the composition of the board, including where there is insufficient disclosure to adequately assess the mix of skills and experience.

In markets where there are regulatory expectations, listing standards, or minimum quotas with respect to board membership, Northern Trust will generally apply the same expectations.

2

G. Stock Ownership Requirements

Northern Trust generally votes against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

H. Board Evaluation and Refreshment

The board needs to ensure that it is positioned to change and evolve with the needs of the company. Boards should, on at least an annual basis, formally evaluate the CEO, the board as a whole, and individual directors. Evaluation of the board as a whole should consider the balance of skills, experience, independence, and knowledge of the company on the board relative to the company’s long-term strategic plan. Evaluation of the board should also consider the board’s composition, how the board works together as a unit, and other factors relevant to its effectiveness. Individual evaluation should aim to show whether each director continues to contribute effectively and to demonstrate commitment to the role.

We expect the board to disclose in its annual report or proxy statement how performance evaluation of the board, its committees and its individual directors has been conducted. Northern Trust may vote against the independent chair, lead independent director or presiding director in circumstances where the board appears to lack mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers.

Northern Trust does not consider mandatory retirement age caps or term limits to be appropriate in circumstances where shareholder interests may be better served by a longer-serving non-executive director remaining on the board. For example during periods of organizational restructuring or CEO/Chairman transition where constructive challenge from a longer serving non-executive director may be beneficial in the context of overall board composition and experience.

Northern Trust will generally vote against shareholder proposals to impose age and term limits unless the company is found to have poor board refreshment and director succession practices. Northern Trust will scrutinize boards that have a preponderance of non-executive directors with excessive long-tenures to ensure that new perspectives are being added to the board and that the board remains sufficiently independent from management.

I. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case by case basis. Northern Trust generally votes for proposals providing indemnification protection to officers and directors, and for proposals limiting the liability of officers and directors for monetary damages, provided such proposals do not appear to conflict with applicable law and cover only future actions.

II. Proxy Contests

A. Voting for Director Nominees in Contested Elections

3

Votes in a contested election of directors are evaluated on a case by case basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met;
•	Stock ownership positions; and
•	Environmental, Social and Governance (ESG) performance.

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case by case basis. Northern Trust will generally support such proposals in cases where (i) Northern Trust votes in favor the dissidents, and (ii) the proposal is voted on the same proxy as the dissident slate and, as such, is specifically related to the contested proxy at issue.

Northern Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

III. Auditors

A. Ratifying Auditors

Northern Trust generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Northern Trust generally vote against auditor ratification and incumbent members of the Audit Committee if non-audit fees are excessive in relation to audit-related fees without adequate explanation.

Northern Trust generally votes against shareholder proposals that seek to restrict management’s ability to utilize selected auditors, subject to the qualifications set forth above.

IV. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

Northern Trust generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

4

Northern Trust generally votes for proposals that provide that directors may be removed only for cause.

Northern Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

C. Cumulative Voting

Northern Trust generally votes against proposals to eliminate cumulative voting, unless such proposals are intended to effectuate a majority voting policy.

Northern Trust generally votes for proposals to institute cumulative voting, unless the company has previously adopted a majority voting policy, or a majority voting shareholder proposal, consistent with Northern Trust’s majority voting guidelines, is on the ballot at the same time as the cumulative voting proposal, in which case Northern Trust generally votes against such cumulative voting proposals.

D. Majority Voting

In analyzing shareholder proposals calling for directors in uncontested elections to be elected by an affirmative majority of votes cast, Northern Trust focuses on whether or not the company has adopted a written majority voting (or majority withhold) policy that provides for a meaningful alternative to affirmative majority voting.

In cases where companies have not adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes for shareholder majority voting proposals.

In cases where companies have adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes against shareholder majority voting proposals, provided that the policy is set forth in the company’s annual proxy statement and either:

•	Requires nominees who receive majority withhold votes to tender their resignation to the board;

•	Sets forth a clear and reasonable timetable for decision-making regarding the nominee’s status; and

•

Does not contain any specific infirmities that would render it an ineffective alternative to an affirmative majority voting standard or otherwise provides a meaningful alternative to affirmative majority voting.

In determining the adequacy of a company’s majority voting (or majority withhold) policy, Northern Trust may also consider, without limitation, any factors set forth in the policy that are to be taken into account by the board in considering a nominee’s resignation and the range of actions open to the board in responding to the resignation (e.g., acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.).

E. Shareholder Ability to Call Special Meetings

5

Northern Trust generally votes for proposals to restrict or prohibit shareholder ability to call special meetings, but may vote against such proposals and in favor of shareholder proposals to allow shareholders to call special meetings, taking into consideration the minimum ownership requirement called for in the resolution, existing shareholder rights mechanisms (e.g., proxy access, right to act by written consent, dual-class stock provisions and voting rights, quorum requirements on certain provisions, ability to amend bylaw and charter agreements, etc.), and the company’s overall record of responsiveness to shareholder concerns.

F. Shareholder Ability to Act by Written Consent

Northern Trust generally votes against shareholder proposals allowing shareholders to take action by written consent. Northern Trust will review on a case by case basis management proposals allowing shareholders to take action by written consent.

G. Shareholder Ability to Alter the Size of the Board

Northern Trust generally votes against proposals limiting management’s ability to alter the size of the board.

H. Failure to Sunset Problematic Governance Structures

Northern Trust believes that certain governance structures are better aligned with shareholders long-term interests. As such, we evaluate whether companies maintain features such as a classified board, supermajority vote requirements to amend governing documents, and other provisions which limit shareholder rights. Northern Trust expects the company to develop and implement a sunset provision where there is no discernable benefit to maintaining such structures. If no sunset provision is disclosed, Northern Trust may vote against the relevant committee member.

V. Tender Offer Defenses

A. Poison Pills

Northern Trust generally votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Northern Trust will review on a case by case basis management proposals to ratify a poison pill.

B. Fair Price Provisions

Northern Trust will review votes on a case by case on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Northern Trust generally votes for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Greenmail

6

Northern Trust generally votes for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Northern Trust votes anti-greenmail proposals on a case by case basis when they are bundled with other charter or bylaw amendments.

D. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Northern Trust generally votes against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Northern Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

E. Supermajority Shareholder Vote Requirement to Approve Mergers

Northern Trust generally votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations, while taking into account ownership structure, quorum requirements, and vote requirements.

Northern Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations, while taking into account ownership structure, quorum requirements, and vote requirements.

VI. Miscellaneous Governance Provisions

A. Confidential Voting

Northern Trust generally votes for proposals requiring confidential voting and independent vote tabulators.

B. Bundled Proposals

Northern Trust votes on a case by case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

C. Shareholder Advisory Committees

Northern Trust votes on a case by case basis, proposals to establish a shareholder advisory committee.

D. Board of Directors Failure to Respond to Certain Majority Approved Shareholder Proposals

Northern Trust votes on a case by case basis on whether to withhold votes from certain directors in the event the board of directors has failed to adequately respond to a majority approved

7

shareholder proposal. Northern Trust will generally not withhold votes from directors in cases where Northern Trust previously voted against the majority approved shareholder proposal. In cases where Northern Trust previously voted in favor of the majority approved shareholder proposal, it will first determine whether it is appropriate under the circumstances to withhold votes from any directors, and if it determines that such action is appropriate it will then determine the director or directors from which votes should be withheld. Factors that will be taken into consideration include the documented response of the board, if any, concerning its action or inaction relating to the relevant shareholder proposal, whether particular board members served on a committee that was responsible for determining a response to the shareholder proposal, the importance of retaining particular directors or groups of directors to protect shareholder value, and such other factors as Northern Trust may deem appropriate.

E. Board of Directors Failure to Adequately Respond to Rejected Board Compensation Proposals

Northern Trust votes on a case by case basis on whether to withhold votes from certain directors in the event the board of directors has not adequately responded to situations in which board proposals for approval of executive compensation have failed to receive majority shareholder approval.

F. Compensation Committee Failure to Adequately Address Pay for Performance

Northern Trust votes on a case by case basis on whether to withhold votes from the certain directors of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers.

G. Leadership and Governance Failures

Northern Trust votes on a case by case basis on whether to withhold from certain directors due to material failures of governance, stewardship, risk oversight or fiduciary responsibilities at the company.

H. Succession Policies

Northern Trust generally votes for proposals seeking disclosure on a CEO succession planning policy, considering the scope of the request and the company’s existing disclosure on its current CEO succession planning process.

I. Proxy Access

Northern Trust votes on a case by case basis on proxy access proposals. Northern Trust will consider a number of factors, including the company’s performance, the performance of the company’s board, the ownership thresholds and holding duration contained in the resolution and the proportion of directors that shareholders may nominate each year.

J. Other Business

8

Northern Trust opposes other business proposals where shareholders do not have the opportunity to review and understand the details of the proposal.

VII. Capital Structure

A. Common Stock Authorization

Northern Trust votes on a case by case basis, proposals to increase the number of shares of common stock authorized for issue.

B. Stock Distributions: Splits and Dividends

Northern Trust generally allows for management discretion on matters related to stock distributions, such as stock splits and stock dividends.

C. Unequal Voting Rights

Northern Trust believes that voting rights should align with the shareholders’ economic interests in the company. As such, Northern Trust will generally vote against multi class exchange offers and multi class recapitalizations. If a company has a pre-existing multi class voting structure with superior voting rights, Northern Trust expects the company to develop and implement a sunset provision. If no sunset provision is disclosed, Northern Trust may vote against the relevant committee member.

D. Reverse Stock Splits

Northern Trust generally votes for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

E. Blank Check Preferred Authorization

Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, Northern Trust generally votes against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights, stock unless the voting, conversion, dividend and distribution, and other rights are specified and the voting rights are limited to one vote per share.

F. Shareholder Proposals Regarding Blank Check Preferred Stock

Northern Trust generally votes for shareholder proposals requiring blank check preferred stock placements to be submitted for shareholder ratification unless the shares are to be issued for the purpose of raising capital or making acquisitions.

9

G. Adjust Par Value of Common Stock

Northern Trust generally votes for management proposals to reduce the par value of common stock, while taking into account accompanying corporate governance concerns.

H. Preemptive Rights

Northern Trust reviews on a case by case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base. We generally oppose preemptive rights for publicly-held companies with a broad stockholder base.

I. Debt Restructurings

Northern Trust reviews on a case by case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

•	Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
•	Change in Control — Will the transaction result in a change in control of the company?
•	Bankruptcy — Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

J. Share Repurchase Programs

Northern Trust generally votes for management proposals to institute share repurchase plans if the proposal is aligned with long-term shareholder interests. We generally support repurchase programs that allow all shareholders to participate on equal terms, provide a clear board rationale, ensure transparency, and are in line with market normative practices.

VIII. Executive and Director Compensation

A. Equity-Based and Other Incentive Plans

Northern Trust believes that equity-based awards should align the economic interests of management, directors and employees with those of shareholders and it determines voting decisions based on relevant material facts and circumstances, including the total estimate of the company’s equity plan relative to its peers. Northern Trust will generally oppose new plans, or amendments to an existing plan, where:

•	The company’s three year average burn rate significantly exceeds that of its peers.
•	The share issuance would be excessively dilutive;
•	The company has repriced underwater stock options during the past three years;

10

•	The plan or amendment allows for repricing of underwater options without shareholder approval;
•	The plan contains an evergreen feature that allows for automatic share replenishment without shareholder approval;
•	The plan allows broad discretion to accelerate vesting; and/or
•	The exercise price is less than 100% of fair market value at the time of grant

B. OBRA-Related Compensation Proposals

Northern Trust generally votes for the approval and amendment of plans for the purposes of complying with the provisions of Section 162(m) of OBRA.

C. Proposals Concerning Executive and Director Pay

Northern Trust will review, on a case by case basis, shareholder advisory votes concerning the compensation of named executive officers. At a global level, Northern Trust generally believes that strong remuneration programs should have the following:

•	Robust alignment between pay awarded to executives and long-term company performance
•	Clear link between performance metrics and the company’s stated strategy
•	Strong emphasis on at-risk pay awarded over the long term
•	Clear, comprehensible disclosure of all pay mechanisms and practices
•	High level of responsiveness to shareholder concerns

Special attention may be given to exceptional remuneration arrangements that deviate from a company’s normal practices. Northern Trust encourages boards to implement clear clawback and malus provisions to recover or withhold pay in cases of misconduct, material misstatement, risk management failures, or reputational harm.

Northern Trust may utilize company disclosures, outside research, and a proprietary internal framework to arrive at a final decision. Consideration is given to global principles as well as other factors such as profitability, company size, overall pay of the top executive, prevailing market practices, and peer pay and performance trends.

Northern Trust generally supports an annual frequency of advisory votes on executive compensation unless the company provides a compelling rationale or unique circumstances.

Northern Trust generally votes on a case by case basis all other shareholder proposals that seek additional disclosure of executive and director pay information, or on proposals that seek to limit executive and director pay.

D. Golden Parachutes

11

Northern Trust votes on a case by case basis on shareholder advisory votes concerning the severance packages of named executive officers, taking into account the features of the package and the accompanying restructuring proposal. Northern Trust may vote against in situations where:

•	The resulting payout is deemed excessive or unreasonable
•	Payments are triggered solely by the occurrence of a change in control (i.e., a “single trigger”)
•	Excise tax gross ups are likely to be paid

Northern Trust generally votes for shareholder proposals to have golden parachutes submitted for shareholder approval if a company’s existing severance agreement contains any of the aforementioned problematic features.

E. Employee Stock Ownership Plans (ESOPs) and Other Broad-Based Employee Stock Plans

Northern Trust generally votes for proposals to approve an ESOP or other broad-based employee stock purchase or ownership plan, or to increase authorized shares for such existing plans, except in cases when the number of shares allocated to such plans is “excessive” (i.e., generally greater than ten percent (10%) of outstanding shares).

F. 401(k) Employee Benefit Plans

Northern Trust generally votes for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

A. Voting on State Takeover Statutes

Northern Trust votes on a case by case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case by case basis.

X. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case by case basis, taking into account at least the following:

•	Anticipated financial and operating benefits;

12

•	Offer price (cost vs. premium);
•	Prospects of the combined companies;
•	How the deal was negotiated; and
•	ESG governance and their impact.

Northern Trust generally votes on a case by case basis in cases where, in connection with a merger or acquisition seeking shareholder approval, a separate shareholder vote is required to approve any agreements or understandings regarding compensation disclosed pursuant to Item 402(t) of Regulation S-K (golden parachute arrangements).

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case by case basis.

C. Spin-offs

Votes on spin-offs are considered on a case by case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

Votes on asset sales are made on a case by case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made on a case by case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

Northern Trust generally votes for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

Northern Trust generally votes for changing the corporate name.

H. Adjourn Meeting

Northern Trust generally supports adjournment proposals that accompany mergers proposals also being supported. Otherwise, Northern Trust will vote against such proposals.

XI. Mutual Funds

A. Election of Trustees

13

Votes on trustee nominees are evaluated on a case by case basis.

B. Investment Advisory Agreement

Votes on investment advisory agreements are evaluated on a case by case basis.

C. Fundamental Investment Restrictions

Votes on amendments to a fund’s fundamental investment restrictions are evaluated on a case by case basis.

D. Distribution Agreements

Votes on distribution agreements are evaluated on a case by case basis.

XII. Environmental and Social Issues

A. Environment

Northern Trust upholds environmental stewardship and recognizes that we all are stakeholders in the future of our global environment. Environmental factors increasingly represent significant operational risks and costs to business. At Northern Trust, our primary objective as an asset manager is to create long-term value for our clients. As a major global investor, Northern Trust has interest in how shareholder value is affected by a company’s management and impact on the natural and social environment and recognizes that a well-developed environmental and social management system can enhance shareholder value in the long-term. We generally encourage reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.

Northern Trust reviews, on a case by case basis, proposals requesting increased disclosure regarding the environmental impact of a company’s operations and products and initiatives to curtail these risks, considering whether sufficient information has been disclosed to shareholders or is otherwise publicly available.

Northern Trust reviews, on a case by case basis, proposals requesting the issuance of corporate sustainability reports, as well as disclosure, where relevant, concerning the emission of greenhouse gasses and the use of fracturing in connection with the extraction of natural gasses.

Northern Trust reviews, on a case by case basis, proposals seeking information on the financial, physical, or regulatory risks a company faces related to climate change – on its operations and investments, or on how the company identifies, measures, and manages such risks.

Northern Trust review, on a case by case basis, proposals requesting the adoption of GHG reduction goals from products and operations.

14

Northern Trust generally votes for proposals requesting the issuance of reports by a company detailing its energy efficiency plans.

B. Equal Employment Opportunity

Northern Trust generally votes for proposals advocating for an inclusive working environment and the elimination of workplace discrimination.

Northern Trust generally votes for proposals requesting that a company take reasonable steps to ensure the pool of candidates from which board nominees are chosen or sought as part of routine board searches the company undertakes, contain a broad range of experience and background.

Northern Trust reviews, on a case by case basis, on proposals requesting the issuance of impact reports.

C. Consumer and Product Safety

Northern Trust reviews, on a case by case basis, proposals that request a report or assessment of the safety of a company’s operations and a company’s products and services and efforts to promote their safe use.

Northern Trust reviews, on a case by case basis, proposals requesting increased disclosure of a company’s policies and procedures for managing and mitigating risks related to artificial intelligence, cyber security, and data privacy.

D. Supply Chain Management

Northern Trust reviews, on a case by case basis, proposals requesting increased disclosure on a company’s supply chain policies and processes and its management of related risks.

E. Animal Welfare

Northern Trust reviews, on a case by case basis, proposals requesting increased disclosure or reporting regarding animal treatment issues that may impact a company’s operations and products, especially in relation to food production, unless sufficient information on that topic has already been disclosed to shareholders or is otherwise publicly available.

F. Political and Charitable Contributions

Northern Trust will reviews, on a case by case basis, proposals to publish a company’s political or lobbying contributions, taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

Northern Trust generally votes against shareholder proposals to eliminate, direct, or otherwise restrict charitable contributions.

G. Other Miscellaneous

15

In other social and environmental issues, Northern Trust generally supports the position of a company’s board of directors when voting on shareholder initiated social and environmental proposals. Although Northern Trust acknowledges that the economic and social considerations underlying such proposals are often closely intertwined, we believe that in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.

16

Northern Trust ETFs
Statement of Additional Information
Dated March 1, 2026, As Amended August 17, 2026
This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following Funds of the FlexShares® Trust (the “Trust”) as such Prospectus may be revised or supplemented from time to time:
Fund	Ticker	Stock Exchange
Northern Trust Ultra-Short Fixed Income ETF (formerly, FlexShares® Ultra-Short Income Fund)	RAVI	NYSE Arca, Inc.
Northern Trust Core Bond ETF (formerly, FlexShares® Core Select Bond Fund)	BNDC	NYSE Arca, Inc.
The Prospectus for the series of the Trust referenced above (each a “Fund” and, together, the “Funds”) is dated March 1, 2026, As Amended August 17, 2026. Capitalized terms used herein that are not defined have the same meanings as in the Prospectus, unless otherwise noted. Copies of the Prospectus may be obtained without charge by visiting etfs.ntam.northerntrust.com, writing to Northern Trust ETFs, c/o Foreside Fund Services, LLC, 190 Middle Street, Suite 301, Portland, Maine 04101 or calling 1-855-353-9383 (toll free). FlexShares is a registered trademark of Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”).
The audited financial statements for the Funds and related report of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the Annual Financial Statements and Other Information on Form N-CSR for the fiscal year ended October 31, 2025 are incorporated herein by reference in the section entitled “Financial Statements.” No other parts of the annual report are incorporated by reference herein. Copies of the Funds’ annual reports, semi-annual reports, and other information such as Fund financial statements, may be obtained upon request and without charge, by writing to Northern Trust ETFs, c/o Foreside Fund Services, LLC, 190 Middle Street, Suite 301, Portland, ME 04101 or by calling 1-855-353-9383 (toll free).
An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency or The Northern Trust Company (“TNTC”), its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.

-i-

-ii-

General Description Of The Trust And The Funds
The Trust was formed as a Maryland Statutory Trust on May 13, 2010, originally named NT ETF Trust, and renamed FlexShares® Trust as of April 12, 2011. The Trust is authorized to have multiple series or portfolios. The Trust is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).
Each of the Northern Trust Ultra-Short Fixed Income ETF and the Northern Trust Core Bond ETF is a diversified fund.
The investment objective of the Northern Trust Ultra-Short Fixed Income ETF is to seek maximum current income consistent with the preservation of capital and liquidity. The investment objective of the Northern Trust Core Bond ETF is to seek total return and preservation of capital. Each Fund is managed by NTI, an indirect subsidiary of Northern Trust Corporation. The Northern Trust Core Bond ETF may seek to meet its investment objective by investing indirectly through exchanged-traded funds and other registered investment companies, including those that may be managed by NTI or its affiliates (together, the “Underlying Funds”).
On January 3, 2023, FlexShares® Ready Access Variable Income Fund changed its name to FlexShares® Ultra-Short Income Fund.
On August 17, 2026, the following name changes occurred as set forth in the table below:
Prior Fund Name	New Fund Name
FlexShares® Ultra-Short Income Fund	Northern Trust Ultra-Short Fixed Income ETF
FlexShares® Core Select Bond Fund	Northern Trust Core Bond ETF
The Funds offer and issue shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a specified basket of securities (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). The shares of the Funds are listed and traded on the NYSE Arca, Inc., a national securities exchange (the “Listing Exchange”). Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a Cash Component.
The Trust reserves the right to offer a “cash” option for creations and redemptions of shares as more fully described in the “Purchase and Redemption of Creation Unit Aggregations” section of this SAI. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 110%, which percentage NTI may change from time to time, of the market value of the missing Deposit Securities. See the “Purchase and Redemption of Creation Unit Aggregations” section of this SAI. In each instance of cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such conditions and fees will be limited in accordance with the requirements of the U.S. Securities and Exchange
Commission (the “SEC”) applicable to management investment companies offering redeemable securities.
ADDITIONAL INVESTMENT INFORMATION
EXCHANGE LISTING AND TRADING
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Prospectus in the “Shareholder Information” section. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.
Shares of each Fund are listed for trading on at least one Listing Exchange and trade throughout the day on the Listing Exchange and other secondary markets. In addition, each Fund may be traded on certain foreign exchanges. There can be no assurance that the requirements of a Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. A Listing Exchange may, but is not required to, remove the shares of a Fund from listing if (1) the Listing Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (2) any of the other listing requirements set forth in the Listing Exchange’s listing rules are not continuously maintained; (3) following the initial twelve-month period after the commencement of trading of a Fund, there are fewer than fifty (50) beneficial holders of the Fund; or (4) any other event shall occur or condition exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. A Listing Exchange will remove the shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
The Trust reserves the right to adjust the share price of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
The following supplements the information contained in the Prospectus concerning the investment objective, strategies and risks of the Funds.
The investment objective of each Fund may be changed without shareholder approval. Except as expressly noted below, each Fund’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by NTI to be substantially similar to those of any other investment otherwise permitted by a Fund’s investment strategies. Each Fund is an actively managed exchange-traded fund (“ETF”) and does not seek to replicate the performance of a specified index.
In the case of the Northern Trust Core Bond ETF, because the Fund may significantly invest in Underlying Funds, the risks of investment in particular types of securities, instruments and portfolio management techniques discussed below may be borne by the Fund through its investment in the Underlying Funds, in addition to the risks associated with those securities, instruments and portfolio management techniques if the Fund invested in them or engaged in them directly.
ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. Each Fund may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The Northern Trust Core Bond ETF will invest no more than 10% of its total assets in non-agency asset-backed securities (including mortgage-backed securities). The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.
If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the Fund’s average weighted maturity, the maturity of asset-backed securities will be based on estimates of average life. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.
Asset-backed securities acquired by a Fund may include collateralized mortgage obligations (“CMOs”). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits (“REMICs”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases CMOs may be highly leveraged and very speculative.
There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.
Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, except as described below, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and a Fund’s liquidity and value.
There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
The extreme and unprecedented volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers. Under the conservatorship, the management of Freddie Mac and Fannie Mae was replaced. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae, which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.
The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator; the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury; market responses to developments at Freddie Mac and Fannie Mae; and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by a Fund.
Under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac participation certificates. In June 2019, Fannie Mae and Freddie Mac began issuing UMBS in place of their current offerings of “to be announced”-eligible mortgage-backed securities. The effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain.
Mortgage- and asset-backed securities are also subject to the risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Any economic downturn could increase the risk that such assets underlying asset-backed securities purchased by the Funds will also suffer greater levels of default than were historically experienced.

In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features. Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.
Asset-backed securities acquired by the Northern Trust Ultra-Short Fixed Income ETF may also include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other similarly structured securities.
A CBO is a trust or other special purpose entity (“SPE”) that is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Investments in CLOs organized outside of the United States may not be deemed to be foreign securities if a CLO is collateralized by a pool of loans, a substantial portion of which are U.S. loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Northern Trust Ultra-Short Fixed Income ETF against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.
For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in-kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Northern Trust Ultra-Short Fixed Income ETF invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid investments. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions under the Securities Act. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

To the extent consistent with its investment objective and strategies, the Northern Trust Ultra-Short Fixed Income ETF and Northern Trust Core Bond ETF may invest in a category of pass-through securities backed by pools of mortgages and issued by Fannie Mae, Freddie Mac, or Ginnie Mae. In the basic mortgage-backed pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities.
An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction.
The Northern Trust Ultra-Short Fixed Income ETF and Northern Trust Core Bond ETF seeks to obtain exposure to U.S. agency mortgage-backed pass-through securities, in whole or in part, through the use of TBA Transactions. “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage-backed pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in fixed-rate mortgage-backed pass-through securities occur through the use of TBA Transactions. TBA Transactions generally are conducted in accordance with widely-accepted guidelines, which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA Transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. The Fund may use TBA transactions in several ways. For example, the Fund may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA Roll.” In a TBA Roll, the Fund generally will sell the obligation to purchase the pools stipulated in the TBA Agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage-backed pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage-backed securities stipulated in the TBA agreement. The Fund is not required to use TBA Transactions to gain exposure to mortgage pools, and may choose to purchase those interests in any manner believed by the Investment Adviser to be in the best interest of the Fund. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than other Funds that do not use TBA rolls.
The Northern Trust Ultra-Short Fixed Income ETF and Northern Trust Core Bond ETF intends to invest cash pending settlement of any TBA Transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, which may include money market funds advised by the Investment Adviser. The Fund will assume its pro rata share of fees and expenses of any money market fund that it may invest in, in addition to the each Fund’s own fees and expenses. It is possible that the Fund could lose money by investing in a money market fund. Investments in money market funds have traditionally not and currently are not federally insured.
Default by or bankruptcy of a counterparty to a TBA Transaction would expose the Fund to possible losses because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA Transaction. To minimize this risk, the Fund will enter into TBA Transactions only with established counterparties (such as major broker-dealers) and the Investment Adviser will monitor the creditworthiness of such counterparties. In addition, the Fund may accept assignments of TBA Transactions from Authorized Participants (defined below) from time to time.
In addition, rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements that require a Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to a Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to a Fund and impose added operational complexity.
BANK CAPITAL SECURITIES. Each Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.
BONDS. Each Fund may invest in bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. public or private entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).
CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements that enable the Funds to receive favorable tax treatment.
Each Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate.
CASH REDEMPTIONS RISK. Paying redemption proceeds entirely in cash rather than through in-kind delivery of portfolio securities may require the Funds to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Funds to sell a security or other financial instrument and recognize a capital gain or loss that might not have been incurred if it had not effected a redemption order entirely for cash. As a result, the Funds may pay out higher or lower annual capital gains distributions than ETFs that meet redemption orders entirely in-kind with portfolio securities. The use of all cash creations and redemption orders may also cause the Funds’ shares to trade in the secondary market at wider bid-ask spreads and/or greater premiums or discounts to the Funds’ NAV. To the extent that the maximum additional variable charge for cash creation or cash redemption transactions is insufficient to cover the transaction costs of purchasing or selling portfolio securities, the Funds’ performance could be negatively impacted.
COMMERCIAL PAPER, BANKERS’ ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. Each Fund may invest in commercial paper, bankers’ acceptances, certificates of deposit, time deposits and bank notes. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.
Each Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Commercial paper is generally unsecured and usually discounted from its value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Commercial paper purchased by the Funds may include asset-backed commercial paper. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper. Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is also susceptible to changes in the issuer’s financial condition or credit quality. In addition, under certain circumstances, commercial paper may become illiquid or may suffer from reduced credit quality.
CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. To the extent consistent with its investment objective and strategies, each Fund may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue. Custodial receipts may not be considered obligations of the U.S. government or other issuer of the security held by the custodian for purposes of the federal securities laws. If for tax purposes a Fund is not considered to be the owner of the securities held in the underlying trust or custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees or expenses charged to the custodial account.
ARTIFICIAL INTELLIGENCE. The use and development of artificial intelligence (AI) technologies is rapidly increasing and may be used by issuers in which the Funds invest as well as by service providers that provide services to the Funds. AI technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information generated from AI technologies could be incomplete, inaccurate or biased, which could lead to adverse effects for the issuers or service providers using such technology. Because of these challenges, the use of AI could result in reputational harm, legal liability, adverse effects on business operations and/or operational errors and investment losses, all of which could impact the Funds. In addition, the increasing development and use of AI technologies could impact the market as a whole, including through use by malicious actors for market manipulation, fraud, and cyberattack. Actual usage of AI technologies by the Funds' service providers and issuers in which the Funds invest will vary. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to the Funds.
CYBER SECURITY ISSUES. With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Funds’ operations, the Funds and the Adviser, the Administrator, the Transfer Agent, the Distributor, Authorized Participants (as defined below), index providers and the Funds’ other service providers and the vendors of each (collectively, “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down a Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks. Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities within nation-state banking.
Successful cyber-attacks or other cyber-failures or events affecting a Fund or its Service Providers may adversely impact the Fund or its shareholders or cause your investment in the Fund to lose value. For instance, they may impact a Fund’s ability to calculate its NAV, cause the release of confidential Fund information, impede trading, or cause reputational damage. They could also subject a Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their Investment Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers. Insurance protection and contractual indemnification provisions may not be available or may be insufficient to cover these losses. A Fund or its Service Providers may also incur significant costs to manage and control Cyber Risk.
Cyber Risks are also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such issuers to lose value.
While the Investment Adviser, Service Providers or Authorized Participants (as defined below) may have established business continuity plans and risk management systems to prevent such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. The Funds and their shareholders could be negatively impacted as a result.
EXCHANGE-TRADED NOTES. Each Fund may invest in exchange-traded notes (“ETNs”). ETNs are debt obligations of investment banks that are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs may be riskier than ordinary debt securities and may have no principal protection. A Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess default risk, market risk, liquidity risk, and credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.
FIXED INCOME SECURITIES. Fixed income securities, including corporate debt obligations, generally expose a Fund to the following types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in a Fund’s income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a Fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or “called” prior to maturity, requiring a Fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security’s duration and reducing the value of the security).
In periods of declining interest rates, the yield (income from a fixed income security held by a Fund over a stated period of time) of a fixed income security may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a fixed income security may tend to be lower than prevailing market rates. In addition, when interest rates are falling, the inflow of net new money to a Fund will likely be invested in portfolio instruments producing lower yields than the balance of a Fund’s portfolio, thereby reducing the yield of a Fund. In periods of rising interest rates, the opposite can be true. The NAV of a Fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund’s portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.
Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.
Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.
FOREIGN CURRENCY TRANSACTIONS. The Northern Trust Ultra-Short Fixed Income ETF may engage in forward foreign currency transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders. The Fund, however, does not expect to engage in currency transactions for speculative purposes (e.g., for potential income or capital gain).
Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities, but rather allow the Fund to establish a rate of exchange for a future point in time.
When entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.
The Fund may use non-deliverable forward currency contracts (“NDFs”). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time of settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods ranging from one month to up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.
Foreign currency forward contracts and NDFs are subject to regulation under The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Physically-settled forwards between eligible contract participants, such as the Fund, are generally subject to lighter regulation in the U.S. than NDFs and cash-settled foreign currency forward contracts. Under the Dodd-Frank Act, NDFs are regulated as swaps and are subject to rules requiring central clearing and mandatory trading on an exchange or facility that is regulated by the Commodity Futures Trading Commission (“CFTC”). NDFs traded in the over-the-counter market are subject to margin requirements. These instruments may be subject to additional regulation as qualified financial contracts (see "Qualified Financial Contracts" below for additional information).
With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. The Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.
Foreign currency transactions involve a significant degree of risk and the markets in which foreign currency transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign currency trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in non-U.S. currency. If NTI utilizes foreign currency transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign currency transactions may not serve their intended purpose and may lower the Fund’s return. The Fund could experience losses if the value of its currency forwards, options or futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain non-U.S. currency transactions.
FOREIGN INVESTMENTS – GENERAL. The Northern Trust Ultra-Short Fixed Income ETF may invest its assets without limit in foreign fixed-income securities. The Fund also may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies, instrumentalities or sponsored enterprises, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations (such as the International Bank for Reconstruction and Development (also known as the World Bank)) designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. The Northern Trust Core Bond ETF may invest in U.S.-registered U.S. dollar-denominated bonds of non-U.S. corporate issuers. The Fund also may invest in U.S. dollar-denominated bonds of non-U.S. corporate issuers offered pursuant to Rule 144A under the Securities Act, with registration rights.

Investment in foreign securities involves special risks. These include market risk, interest rate risk, market trading risk and currency risk. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund to the extent that it invests in foreign securities. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events, which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes.
There are other risks and costs involved in investing in foreign securities, which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political, financial, social and economic developments in foreign countries (including, for example, military confrontations, war and terrorism), the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or freezes on the convertibility of currency, trade restrictions (including tariffs) or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.
The energy, materials and agriculture sectors may account for a large portion of a foreign country’s exports. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on a country’s economy. Commodity prices may be influenced or characterized by unpredictable factors, including where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, pestilence, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by a Fund that are dependent on a single commodity, or are concentrated in a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.
European countries can be affected by the significant fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.
In June of 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound and heightened risk of continued worldwide economic volatility. Pursuant to Article 50 of the Treaty of Lisbon, the UK gave notice in March 2017 of its withdrawal from the EU and commenced negotiations on the terms of withdrawal. Following years of negotiation and multiple deadline extensions, the UK withdrew from the EU on January 31, 2020. On May 1, 2021 the UK and EU entered into the EU-UK Trade and Cooperation Agreement, which governs certain aspects of their relationship.
The effects of this withdrawal will depend, in part, on trade and finance agreements the UK negotiates to retain access to EU markets. The UK’s exit from the EU may cause significant market volatility and illiquidity, currency fluctuations, deterioration in economic activity, legal uncertainty, a decrease in business confidence, and increased likelihood of a recession in the UK. This may increase redemptions from Funds that hold impacted securities or cause the value of a Fund’s securities that are economically tied to the UK or EU to decline. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the price of other securities rise or remain unchanged. There is significant uncertainty regarding Brexit’s ramifications and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by those actions. Other countries may seek to withdraw from the EU and/or abandon the Euro, the common currency of the EU, which could exacerbate market and currency volatility and negatively impact a Fund’s investments in securities issued by companies located in EU countries. Other economic challenges facing Europe include high levels of public debt, significant rates of unemployment, aging populations, mass migrations from the Middle East and Africa and heavy regulation in certain economic sectors. European governments have taken unprecedented steps to respond to the economic crises and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect a Fund’s investments.
Ukraine has experienced an ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur throughout Europe. Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas and this conflict has escalated into a greater regional conflict. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
Although the Northern Trust Ultra-Short Fixed Income ETF may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
The Northern Trust Ultra-Short Fixed Income ETF also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, any net currency positions of the Fund may expose it to risks independent of its securities positions. Although the net long and short foreign currency exposure of the Fund will not exceed its total asset values, to the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.
Dividends, if any, and interest payable on the Northern Trust Ultra-Short Fixed Income ETF’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. The Fund’s income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes” on page 71.
The Northern Trust Ultra-Short Fixed Income ETF’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies appointed by a Fund’s custodian, as permitted under the 1940 Act (“foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the United States. Some foreign sub-custodians may be recently organized or new to the foreign custody business. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Fund. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a foreign sub-custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. Under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to deliver payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, possible liability to the purchaser. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.
FOREIGN INVESTMENTS – EMERGING MARKETS. The Funds may invest in countries with emerging economies or securities markets. These countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or a Fund’s inability to complete its contractual obligations.
Unanticipated political, economic or social developments may affect the value of the Funds’ investments in emerging market countries and the availability to the Funds of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Funds’ investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.
In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States. The local taxation of income and capital gains accruing to non-residents varies among emerging market countries and may be comparatively high. Emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Funds could in the future become subject to local tax liabilities that had not been anticipated in valuing its assets or making investments.
Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Certain emerging market countries may have antiquated legal systems, which may adversely impact a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations. In addition, the systems of corporate governance to which issuers in certain emerging countries are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries.
Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.
Certain emerging countries may restrict or control foreign investments in their securities markets. These restrictions may limit a Fund’s investment in those countries and may increase the expenses of the Funds. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time.
Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund. Custodial and/or settlement systems in emerging countries may not be fully developed. To the extent a Fund invests in emerging countries, Fund assets that are traded in those markets which have been entrusted to sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.
Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) social unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. The Funds’ investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.
The economies of emerging countries may suffer from unfavorable growth of gross domestic product, rates of inflation and hyperinflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have in the past experienced deflationary pressures which resulted in economic recessions.
The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.
Risks related to currencies and corporate actions are also greater in emerging countries than in developed countries. For example, some emerging countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain emerging countries may experience sudden and large adjustments in their currency, which can have a disruptive and adverse effect on foreign investors. Some emerging countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates, which can have negative effects on a country’s economy and securities markets. There may be no significant foreign exchange market for certain currencies making it difficult for a Fund to engage in foreign currency transactions. Some emerging countries may impose restrictions on the free conversion of their currencies into foreign currencies, including the U.S. dollar. Corporate action procedures in emerging countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.

Many emerging countries are highly dependent on foreign loans for their operations. There have been moratoria on, and refinancing of, repayments with respect to these loans. Some of the refinancings have imposed restrictions and conditions on the economies of such nations that have adversely affected their economic growth.
Investment exposure to China subjects the Funds to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The Chinese government has undertaken reform of economic and market practices and expansion of the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening control over Hong Kong’s semi-autonomous liberal political, economic, legal, and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. China has a complex territorial dispute regarding the sovereignty of Taiwan and has made threats of invasion. Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese issuers. The Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy. Reduction in spending on Chinese products and services or the institution of tariffs or other trade barriers by China’s key trading partners may also have an adverse impact on the Chinese economy.
In addition, there is less regulation and monitoring of the securities markets and the activities of investors, brokers and other participants in China than in the U.S. Accordingly, issuers of securities in China are not subject to the same degree of regulation as those in the U.S. with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, and difficulties in the settlement and recording of transactions and interpretation and application of the relevant regulations. Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that a Fund may not be recognized as the owner of securities that are held on behalf of the Fund.
A Fund’s investments in emerging markets may also include investments in U.S.- or Hong Kong-listed issuers that have entered into contractual relationships with a China-based business and/or individuals/entities affiliated with the China-based business through a structure known as a variable interest entity (“VIE”). Instead of directly owning the equity interests in the Chinese company, the listed company has contractual arrangements with the Chinese company, which are expected to provide the listed company with exposure to the China-based company. These arrangements are often used because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China. By entering into contracts with the listed company that sells shares to U.S. investors, the China-based companies and/or related individuals/entities indirectly raise capital from U.S. investors without distributing ownership of the China-based companies to U.S. investors. Although VIEs are a longstanding industry practice, to the Investment Adviser’s knowledge, the Chinese government has never approved VIE structures. Recently, the government of China provided new guidance to and placed restrictions on China-based companies raising capital offshore, including through VIE structures. There is a risk that the Chinese government may cease to tolerate VIEs at any time, and any guidance or further rulemaking prohibiting or restricting these structures by the Chinese government, generally or with respect to specific industries, would likely cause impacted VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses.
Even though the listed company does not own any equity in the China-based company, the listed company expects to exercise power over and obtain economic rights from the China-based company based on the contractual arrangements. All or most of the value of an investment in these companies depends on the enforceability of the contracts between the listed company and the China-based VIE. Risks associated with such investments include the risk that the Chinese government could determine at any time and without notice that the underlying contractual arrangements on which control of the VIE is based violate Chinese law, which may result in a significant loss in the value of an investment in a listed company that uses a VIE structure; that a breach of the contractual agreements between the listed company and the China-based VIE (or its officers, directors, or Chinese equity owners) will likely be subject to Chinese law and jurisdiction, which raises questions about whether and how the listed company or its investors could seek recourse in the event of an adverse ruling as to its contractual rights; and that investments in the listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIE and the stockholders of the listed company, which may adversely impact the value of investments of the listed company.

The contractual arrangements permit the listed issuer to include the financial results of the China-based VIE as a consolidated subsidiary. The listed company often is organized in a jurisdiction other than the United States or China (e.g., the Cayman Islands), which likely will not have the same disclosure, reporting, and governance requirements as the United States. As with other Chinese companies with securities listed on U.S. exchanges, U.S.-listed VIEs and ADRs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of the Funds to transact in such securities and may increase the cost of the Funds if required to seek other markets in which to transact in such securities.
FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed-delivery) basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party.
Each Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. Each Fund also may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions.
For purposes of determining a Fund’s average dollar-weighted maturity, the maturity of when-issued, delayed delivery or forward commitment securities will be calculated from the commitment date.
FUTURES CONTRACTS AND SWAPS. The Fund may utilize U.S. Treasury futures and other interest rate futures contracts, including, but not limited to, Eurodollar and Federal Funds futures. An interest rate futures contract is an exchange-traded contract for which the reference instrument is an interest-bearing, fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The reference instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The reference instrument for a Eurodollar futures contract is the Secured Overnight Financing Rate (SOFR); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.
These futures contracts will be used to facilitate trading or to reduce transaction costs and to manage market risks such as interest rate, duration, credit, volatility and prepayment. The Fund will only enter into futures contracts that are traded on a U.S. or foreign exchange, as applicable. The Fund will not use futures for speculative purposes.
The Fund will engage in transactions in futures contracts only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (the “Code”), for maintaining its qualifications as regulated investment companies for federal income tax purposes.
There are several risks in connection with the use of futures by the Fund, even for futures that are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.
In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Fund intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.
Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.
Successful use of futures by the Fund is also subject to the Investment Adviser’s ability to predict correctly movements in the direction of the market. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.
Participation in foreign futures transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures transaction occurs. For these reasons, persons who trade foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, the Fund’s investments in foreign futures transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures contract may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.
The Fund may enter into total rate of return swaps, which are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.
The Fund may enter into interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.

Some swap transactions, such as interest rate and total return swaps, are entered into on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will enter into equity swaps only on a net basis. Payments may be made at the conclusion of the swap agreement or periodically during its term. These swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to any swap entered into on a net basis defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, other transactions may involve the payment of the gross amount owed.
The Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P Global Ratings (“S&P”), or Fitch Ratings (“Fitch”); or A or Prime-1 or better by Moody’s Ratings (“Moody’s”), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”) or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to a swap transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These contractual remedies, however, may be subject to bankruptcy and insolvency laws that may affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.
The use of total rate of return and interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values and/or interest rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.
Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many over-the-counter derivatives transactions. These instruments may be subject to additional regulation as qualified financial contracts (see "Qualified Financial Contracts" below for additional information).
COMMODITY EXCHANGE ACT REGULATION AND EXCLUSIONS. The Investment Adviser, with respect to the Funds, has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, and, therefore, is not subject to registration or regulations as a CPO with respect to the Fund under the Commodity Exchange Act. As a result, the Funds are limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes and interest rate futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).
Under this exclusion, the Funds must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the Funds’ positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the Funds’ portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Funds would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Funds may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.
HEDGING. The Funds may engage in hedging. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e., the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio. There is also a risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom a Fund has an open position in an option, a futures contract or a related option.
ILLIQUID OR RESTRICTED INVESTMENTS. Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) and to the extent consistent with its investment policies, each Fund may invest up to 15% of its net assets in illiquid investments.

An illiquid investment, as defined in the Liquidity Rule, is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. The Funds may purchase commercial paper issued pursuant to Section 4(a)(2) of the Securities Act and securities that are not registered under the Securities Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act (“Rule 144A Securities”). The Investment Adviser will consider whether restricted securities are liquid or illiquid, taking into account relevant market trading and investment-specific considerations consistent with applicable SEC guidance. Investing in Rule 144A Securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities. Under guidelines approved by the Board, the Investment Adviser monitors the liquidity of such securities and may consider a number of factors set forth in the guidelines to determine whether an adequate trading market exists. If an adequate trading market does not exist, the securities will be considered to be illiquid. The Trust has implemented a liquidity risk management program (“Liquidity Program”) and related procedures to identify illiquid investments pursuant to the Liquidity Rule, and the Board has approved the designation of the Investment Adviser to administer the Trust’s Liquidity Program and related procedures.
INDEBTEDNESS, LOAN PARTICIPATIONS AND ASSIGNMENTS. Each Fund may purchase indebtedness and participations in commercial loans. Such investments may be secured or unsecured. Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public and indebtedness may not be a security, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. Each Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which a Fund intends to invest may not be rated by any nationally recognized rating service. Loans may not be considered securities and the Funds may therefore not have the protections afforded by U.S. federal securities laws with respect to such investments.
Each Fund may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on an unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from a Chapter 11 reorganization and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing. A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, a Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, a Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, a Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.
Each Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what NTI believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, a Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of a Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of a Fund’s investment restriction relating to the lending of funds or assets by a Fund.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, each Fund relies on NTI’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.
INFLATION-INDEXED SECURITIES. Each Fund may invest in U.S. Treasury Inflation-Protected Securities (“TIPS”). Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, (for example, due to changes in currency exchange rates) investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income. Inflation-indexed Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds. The Funds, however, distribute income on a monthly basis. Investors in the Funds will receive dividends that represent both the interest payments and the principal adjustments of the inflation-indexed securities held in the Funds.
INVESTMENT COMPANIES. Each Fund may invest in securities of other investment companies, including other ETFs, to the extent permitted by law, regulation, exemptive order or SEC staff guidance. Investments by a Fund or an Underlying Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by an SEC exemptive order or rule that permits them to invest in certain other investment companies, including ETFs, beyond the limits contained in the 1940 Act, subject to certain terms and conditions. To the extent allowed by law or regulation, the Northern Trust Core Bond ETF intends from time to time to invest its assets in Underlying Funds, in excess of the limits discussed above. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.
NTI has contractually agreed to waive its management fees or reimburse certain expenses in an amount equal to the sum of (a) any acquired fund fees and expenses, if any, incurred by the Northern Trust Core Bond ETF that are attributable to the Fund’s investment in acquired funds managed by NTI or an investment adviser controlling, controlled by, or under common control with NTI (“Affiliated Funds”); and (b) 0.05% or such lesser amount in acquired fund fees and expenses incurred by the Fund that are attributable to the Fund’s investment in acquired funds that are not Affiliated Funds, until March 1, 2027. The Board may terminate the contractual arrangements at any time if it determines that it is in the best interest of the Fund and its shareholders.
Certain ETFs may be new funds with limited operating histories and/or may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.
Certain investment companies whose securities are purchased by the Funds may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.
If required by the 1940 Act or the rules thereunder, and/or SEC exemptive orders, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.
A Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust. Rule 12d1-4 under the 1940 Act allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12 of the 1940 Act without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. Rule 12d1-4 also is designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent a Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds. In addition to Rule 12d1-4, the 1940 Act and related rules provide certain other exemptions from these restrictions. If required by the 1940 Act or the rules thereunder, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.
INVESTMENTS IN ETFs. Shares of ETFs are listed for trading on national securities exchanges and trade throughout the day on those exchanges and other secondary markets. There can be no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of the ETFs will continue to be met. Shares of each ETF trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of each ETF is calculated at the end of each business day and fluctuates with changes in the market value of such ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of an ETF’s shares may deviate significantly from its NAV during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to NAV. Exchange prices are not expected to correlate exactly with an ETF’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to an ETF’s creations and redemptions or the existence of extreme market volatility may result in trading prices of ETF shares that differ significantly from NAV. If a Fund purchases shares of ETFs at a time when the market price of an ETF’s shares are at a premium to the NAV or sells at a time when the market price of an ETF is at a discount to the NAV, then the Fund may sustain losses.

MONEY MARKET FUND INVESTMENTS. Certain money market funds in which the Funds may invest operate as “institutional money market funds” under Rule 2a-7 of the 1940 Act and must calculate their NAV per share to the fourth decimal place (e.g., $1.0000) reflecting market-based values of the money market fund’s holdings. Because the share price of these money market funds will fluctuate, when a Fund sells its shares they may be worth more or less than what the Fund originally paid for them. A Fund could also lose money if the money market fund holds defaulted securities or as a result of adverse market conditions. These money market funds may impose a “liquidity fee” upon the redemption of their shares or may temporarily suspend the ability to redeem shares if the money market fund’s liquidity falls below the required minimums because of market conditions or other factors.
These measures may result in an investment loss or prohibit a Fund from redeeming shares when the Investment Adviser would otherwise redeem shares. If a liquidity fee is imposed or redemptions are suspended, an investing Fund may have to sell other investments at less than opportune times to raise cash to meet shareholder redemptions or for other purposes. The Investment Adviser, as a result of imposition of liquidity fees or suspension of redemptions, or the potential risk of such actions, may determine not to invest the Funds’ assets in a money market fund when it otherwise would, and may potentially be forced to invest in more expensive, lower-performing investments.
Imposition of a liquidity fee or temporary suspension of redemptions is at the discretion of a money market fund’s board of directors or trustees; however, they must impose a liquidity fee or suspend redemptions if they determine it would be in the best interest of the money market fund. Such a determination may conflict with the interest of the Funds. In the case of affiliated money market funds managed or sponsored by NTI, the Investment Adviser may also face a conflict of interest between recommending imposition of a liquidity fee or suspension of redemptions and continuing to maintain unrestricted liquidity for the investing Funds. In such circumstances, federal regulations require the money market fund’s board and the Investment Adviser to act in the best interest of the money market funds rather than the Funds, which could adversely affect the Funds.
Funds may also invest in money market funds that invest at least 99.5% of their assets in U.S. government securities and operate as “government money market funds” under Rule 2a-7. Government money market funds may seek to maintain a stable price of $1.00 per share and are generally not required to impose liquidity fees or temporarily suspend redemptions. However, government money market funds typically offer materially lower yields than other money market funds with fluctuating share prices. Government money market funds face a risk that the money market fund will not be able to maintain a NAV per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the government money market fund, especially at a time when the fund needs to sell securities to meet shareholder redemption requests, could cause the value of the government money market shares to decrease to a price less than $1.00 per share.
A Fund could lose money invested in a money market fund. An investment in a money market fund, including a government money market fund, is not insured or guaranteed by the fund sponsor, FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the money market fund, and you should not expect that the sponsor or any person will provide financial support to a money market fund at any time.
In addition to the fees and expenses that a Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent that fees and expenses, along with the fees and expenses of any other funds in which a Fund may invest, are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under “Fees and Expenses of the Fund.” By investing in a money market fund, a Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. A Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent a Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
LOW OR NEGATIVE INTEREST RATES. In a low or negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a negatively-yielding debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Cash positions may also subject a Fund to increased counterparty risk to the Fund’s bank. In the past, certain European countries and Japan have pursued negative interest rate policies. If negative interest rates become more prevalent in the market and/or if low or negative interest rates persist for a sustained period of time, some investors may seek to reallocate assets to other income-producing assets, such as investment-grade and higher-yield debt instruments, or equity investments that pay a dividend, absent other market risks that may make such alternative investments unattractive. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield over time, thus reducing the value of such alternative investments. In addition, a move to higher yielding investments may cause investors to seek fixed-income investments with longer maturities and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit a Fund’s ability to locate fixed income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets, may expose fixed-income and related markets to heightened volatility and potential illiquidity and may increase interest rate risk for a Fund.
MORTGAGE DOLLAR ROLLS. Each Fund may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical, securities on a specified future date. A Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Adviser’s ability to correctly predict mortgage prepayments and interest rates. The use of this technique may diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. There is no assurance that mortgage dollar rolls can be successfully employed. Successful use of mortgage dollar rolls will depend upon the Investment Adviser’s ability to manage a Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls.
For financial reporting and tax purposes, each Fund proposes to treat mortgage dollar rolls as two separate transactions: one transaction involving the purchase of a security and a separate transaction involving a sale. Each Fund currently does not intend to enter into mortgage dollar rolls that are accounted for as a financing.
Mortgage dollar rolls involve certain risks, including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument that a Fund is required to repurchase may be worth less than an instrument which a Fund originally held.
MUNICIPAL INSTRUMENTS. The Funds (including, as applicable, through investment in Underlying Funds) may invest in municipal instruments. Opinions relating to the validity of municipal instruments and to federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.
Municipal instruments generally are issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They also are issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds also are issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities.
State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.
Municipal instruments include both “general” and “revenue” obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond usually is directly related to the credit standing of the private user of the facility involved.
Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. In the case of the Northern Trust Ultra-Short Fixed Income ETF, the Investment Adviser will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be canceled.
The Northern Trust Ultra-Short Fixed Income ETF and an Underlying Fund, in the case of the Northern Trust Core Bond ETF, also may invest in “moral obligation” bonds, which normally are issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer.
Municipal bonds with a series of maturity dates are called serial bonds. The Northern Trust Ultra-Short Fixed Income ETF may purchase serial bonds and other long-term securities provided that they have remaining maturities meeting the Fund’s maturity requirements. The Fund also may purchase long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at least every thirteen months. Put bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Fund might hold long term put bonds on which defaults occur following acquisition by the Fund.
The Northern Trust Ultra-Short Fixed Income ETF may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including “Municipal Receipts,” “Municipal Certificates of Accrual on Tax-Exempt Securities” (“M-CATS”) and “Municipal Zero-Coupon Receipts.” The Fund also may purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular federal income tax. Certificates of participation are a type of floating or variable rate obligation that represents interests in a pool of municipal obligations held by a bank.
The Northern Trust Ultra-Short Fixed Income ETF and an Underlying Fund, in the case of the Northern Trust Core Bond ETF, also may invest in “tax credit bonds.” A tax credit bond is defined in the Code, as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, and a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other specified bonds. On December 22, 2017, the President signed into law H.R. 1, originally known as the “Tax Cuts and Jobs Act.” The law repeals the rules related to tax credit bonds and is effective for bonds issued after December 31, 2017, but does not affect the tax treatment of bonds issued prior to January 1, 2018.
An issuer’s obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. Also, under the Tax Cuts and Jobs Act, the rules related to credit tax bonds and the exclusion from gross income for interest on a bond issued to advance refund another bond were repealed. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by a Fund and the Fund’s liquidity and value.
Certain of the municipal instruments held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually will be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. Moreover, the insurers’ exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company. The Northern Trust Ultra-Short Fixed Income ETF may invest more than 25% of its total net assets in municipal instruments covered by insurance policies.
In addition, a single enhancement provider may provide credit enhancement to more than one of a Fund’s investments. Having multiple securities’ credit enhanced by the same enhancement provider will increase the adverse effects on a Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect a Fund. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar period of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a fund or its shareholders from losses caused by declines in a bond’s market value.
Municipal instruments purchased by a Fund may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. A change in the credit quality of these banks and financial institutions could, therefore, cause loss to a fund that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.
The Northern Trust Ultra-Short Fixed Income ETF may invest in municipal leases, which may be considered liquid under guidelines established by the Board. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under guidelines approved by the Board, also will consider the marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.
OPERATIONAL RISK. The Investment Adviser and other Fund Service Providers may experience disruptions or operating errors that could negatively impact the Funds. While Service Providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Funds’ in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Investment Adviser, through its monitoring and oversight of Service Providers, seeks to ensure that Service Providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Investment Adviser or the other Fund Service Providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
OPTIONS. The Northern Trust Core Bond ETF may buy put options, buy call options and write covered call and secured put options if NTI believes that it will help the Fund achieve its investment objective. These options may relate to particular securities, foreign and domestic stock indexes, financial instruments (such as futures contracts), or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or other asset gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the asset. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular asset gives the purchaser the right to sell the asset at the stated exercise price to the expiration date of the option, regardless of the market price of the asset. In contrast to an option on a particular asset, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. Similarly, an option on a futures contract gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.
Options trading is a highly specialized activity, which entails greater than ordinary investment risk. Options on particular assets may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.
The Fund will write call options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is: (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.
All put options written by the Fund would be covered, which means that the Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if the Fund holds a put option on the same security as the option written where the exercise price of the option held is: (i) equal to or higher than the exercise price of the option written; or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.
With respect to yield curve options, a call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option generally is limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.
The Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus the associated transaction costs may be greater than the premium received from writing the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a call option) or liquidate the segregated assets (in the case of a put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.
When the Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.
There are several risks associated with transactions in certain options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
Transactions by the Funds in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
QUALIFIED FINANCIAL CONTRACTS. Regulations adopted by federal banking regulators under the Dodd-Frank Act, which took effect in 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty's affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund's credit and counterparty risks.
REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, each Fund may agree to purchase portfolio securities from domestic and foreign financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements may be considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement generally will not be more than one year after a Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or sub-custodian (if any), or in the Federal Reserve/Treasury Book-Entry System.
A Fund may permit the seller’s obligation to be novated to the Fixed Income Clearing Corporation (“FICC”) pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC. In such case, the FICC would become a Fund’s counterparty. A Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the sponsoring member, the custodian or a bank acting as agent for the Fund. A Fund would become subject to the FICC’s rules, which may limit the Fund’s rights and remedies (including recourse to collateral) or delay or restrict the rights and remedies, and expose the Fund to the risk of FICC’s insolvency.
The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller or FICC would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable. If a Fund enters into a repurchase agreement involving securities the Funds could not purchase directly, and the counterparty defaults, the Fund may become the holder of securities that it could not purchase. Apart from the risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller or FICC may fail to repurchase the security. If the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), generally, the seller of the securities or FICC will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Repurchase agreements may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” above for additional information). As a result, repurchase agreements with a foreign financial institution may involve higher credit risks than repurchase agreements with domestic financial institutions. Moreover, certain foreign countries may have less developed and less regulated banking systems and auditing, accounting and financial reporting systems than the United States. In addition, repurchase agreements with foreign financial institutions located in emerging markets, or relating to emerging markets, may involve foreign financial institutions or counterparties with lower credit ratings than domestic financial institutions.
Repurchase agreements may be subject to additional regulation as qualified financial contracts (see "Qualified Financial Contracts" above for additional information).
REVERSE REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, a Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements may be considered borrowings under the 1940 Act. The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund. The Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement. In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. While reverse repurchase agreements are outstanding, the Funds will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements may be subject to additional regulation as qualified financial contracts (see "Qualified Financial Contracts" above for additional information).
RISKS RELATED TO MEDIUM AND LOWER QUALITY SECURITIES. To the extent consistent with its investment objectives and strategies, each Fund may invest in or hold medium and lower quality securities. Fixed-income securities rated Baa3 or BBB- are considered medium quality obligations with speculative characteristics. Fixed-income securities rated below Baa3 or BBB- are considered lower quality and are regarded as having significant speculative characteristics. Investment grade bonds are rated at least Baa3 by Moody’s or BBB- by S&P, the equivalent by another NRSRO or, if unrated, of equal quality in the opinion of the Investment Adviser. Investments in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, also are considered to have speculative characteristics. Lower quality securities are considered predominantly speculative by traditional investment standards. In some cases, these lower quality obligations may be highly speculative and have poor prospects for reaching investment grade standard. While any investment carries some risk, certain risks associated with lower quality securities are different than those for investment-grade securities. The risk of loss through default is greater because lower quality securities usually are unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund’s NAV per share.
There remains some uncertainty about the performance level of the market for lower quality securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower quality securities (resulting in a greater number of bond defaults) and the value of lower quality securities held in the portfolio of investments.
The economy and interest rates can affect lower quality securities differently than other securities. For example, the prices of lower quality securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher quality investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities, which react primarily to fluctuations in the general level of interest rates. Lower quality securities are often issued in connection with a corporate reorganization or restructuring or as a part of a merger, acquisition, takeover or similar event. They also are issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and generally are less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse economic developments or business conditions.
A holder’s risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities. If an issuer of a security defaults, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as a Fund’s NAV. In general, both the prices and yields of lower quality securities will fluctuate.
The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for high yield fixed-income securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.
The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.
In certain circumstances, it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-quality convertible securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.
The ratings of S&P, Dominion Bond Rating Service Limited, Moody’s and Fitch evaluate the safety of a lower quality security’s principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser performs its own analysis of the issuers whose lower quality securities a Fund purchases. Because of this, a Fund’s performance may depend more on the Investment Adviser’s credit analysis than is the case of funds investing in higher quality securities.
In determining whether a Fund should continue to hold a security that has been downgraded to a lower quality security subsequent to its purchase by a Fund, the Investment Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund’s investment portfolio. The Investment Adviser monitors the issuers of lower quality securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of a Fund so that it can meet redemption requests.
SECURITIES LENDING. In order to generate additional income, a Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one-third of the value of a Fund’s total assets (including the loan collateral).

Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or certain foreign governments (or any combination thereof). Any cash collateral received by a Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through registered or unregistered money market funds. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in the Prospectus or SAI regarding a Fund’s investments in particular types of securities. The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis.
When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment in borrowed collateral. Additionally, the amount of a Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of the Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”) may be reduced as a result of the Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by the Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend.
A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. In the event of a default by a borrower with respect to any loan, the securities lending agent will exercise any and all remedies provided under the applicable borrower agreement. These remedies include purchasing replacement securities for the Fund by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If the proceeds from the collateral are less than the purchase cost of the replacement securities, the securities lending agent is responsible for such shortfall, subject to certain limitations that are set forth in detail in the securities lending agency agreement. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss.
Securities lending agreements may be subject to additional regulation as qualified financial contracts (see "Qualified Financial Contracts" above for additional information).
JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the Funds. For such services, JPMorgan receives a percentage of securities lending revenue generated for the Funds.
SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by NTI); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits, bank notes and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody's, “A-1” by S&P or, if unrated, of comparable quality as determined by NTI; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of NTI, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis.
Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor, per insured bank.
STANDBY COMMITMENTS. Each Fund may enter into standby commitments with respect to municipal instruments held by the Fund. Under a standby commitment, a dealer agrees to purchase at a Fund’s option a specified municipal instrument. Standby commitments may be exercisable by a Fund at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.
The Funds expect that standby commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by a Fund will not exceed one half of 1% of the value of the Fund’s total assets calculated immediately after each standby commitment is acquired.
Each Fund intends to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser’s opinion, present minimal credit risks. A Fund will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining NAV. Accordingly, where a Fund pays directly or indirectly for a standby commitment, the Fund’s costs will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.
STRIPPED SECURITIES. To the extent consistent with its investment policies, each Fund may purchase stripped securities. The United States Department of the Treasury (the “Treasury Department”) has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” The Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.
Other types of stripped securities may be purchased by the Funds, including stripped mortgage-backed securities (“SMBS”). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be recouped fully. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Board if they can be disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund.
STRUCTURED SECURITIES. To the extent consistent with its investment objective and strategies, each Fund may purchase structured securities. These fixed-income instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in these securities may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher rates of return and present greater risks than unsubordinated structured products.
Each Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. These securities generally are exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying security or reference asset. Structured securities may also be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.
SUPRANATIONAL BANK OBLIGATIONS. Each Fund, to the extent consistent with its investment objective and strategies, may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.
TRUST PREFERRED SECURITIES. Each Fund may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings. In identifying the risks of the trust preferred securities, NTI will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as the Funds.
U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations generally are considered illiquid.
Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by Ginnie Mae or Fannie Mae, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment.
Examples of U.S. government obligations that may be acquired include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, the Federal National Mortgage Association, the Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and the Maritime Administration.

Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.
VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments (“inverse floaters”). With respect to the variable and floating rate instruments that may be acquired by the Funds, the Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets a Fund’s quality requirements, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.
A Fund will invest in variable and floating rate instruments only when the Investment Adviser deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of the purchase to rated instruments that may be purchased by a Fund. In determining weighted average portfolio maturity, an instrument may, subject to the SEC’s regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Variable and floating rate instruments eligible for purchase by the Funds include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.
Variable and floating rate instruments also include leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Funds.
Variable and floating rate instruments including inverse floaters held by the Funds will be subject to the Funds’ limitation on illiquid investments, absent a reliable trading market, when a Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when a Fund is not entitled to exercise its demand rights. As a result, a Fund could suffer a loss with respect to these instruments.
WARRANTS. To the extent consistent with its investment objective, each Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.
YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Funds may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, DBRS Morningstar® Ratings Limited, Moody’s and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a discussion of more complete ratings, see Appendix A to this SAI.
Subject to the limitations stated in the Prospectus, if a security held by a Fund undergoes a rating revision, the Fund may continue to hold the security if the Investment Adviser determines such retention is warranted.
ZERO COUPON AND CAPITAL APPRECIATION BONDS AND PAY-IN-KIND SECURITIES. Each Fund may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.
PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.
Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.
INVESTMENT RESTRICTIONS
The Northern Trust Ultra-Short Fixed Income ETF is subject to the fundamental investment restrictions enumerated below, which may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund’s outstanding shares as described in “Description of Shares” on page 61.
The Fund may not:
1)
Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and strategies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.
2)
Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or from acquiring securities of real estate investment trusts (“REITs”) or other issuers that deal in real estate.
3)
Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).
4)
Act as underwriter of securities, except as the Fund may be deemed to be an underwriter under the Securities Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.
5)
Borrow money, except (i) that to the extent permitted by applicable law (a) the Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Fund may purchase securities on margin; and (ii) that (a) collateral arrangements in connection with short sales, options, futures, options on futures or other permitted investment practices and collateral arrangements with respect to initial or variation margin for such transaction will not be deemed to be a pledge or other encumbrance of the Fund’s assets, and (b) assets held in escrow or in a separate account in connection with the Fund’s permitted investment practices will not be considered to be borrowings or deemed to be a pledge or other encumbrance of the Fund’s assets. If due to market fluctuations or other reasons the Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of the Fund in accordance with the 1940 Act.
6)
Issue any senior security, except as permitted under the 1940 Act, as amended and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
7)
Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries). For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
8)
Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.
The following fundamental investment restrictions, which may be changed only by a vote of the holder of a majority of the Northern Trust Core Bond ETF’s outstanding shares as described in “Description of Shares” on page 61, apply only to Northern Trust Core Bond ETF.
The Fund may not:
1)
Make loans, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.
2)
Purchase or sell real estate, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.
3)
Purchase or sell commodities, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.
4)
Act as underwriter of securities, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.
5)
Borrow money, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.
6)
Issue any senior security, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.
7)
Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
8)
With respect to 75% of the Fund’s assets (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of any one issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.
The following descriptions from the 1940 Act may assist shareholders in understanding the above policies and restrictions.
Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33-1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).
Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does provide allowances for certain borrowings, firm commitment and standby commitment agreements. In addition, Rule 18f-4 under the 1940 Act permits each Fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, provided that each Fund complies with the conditions of Rule 18f-4.
Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.
Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.
Real Estate. The 1940 Act does not directly restrict a fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments.
Commodities. The 1940 Act does not directly restrict a fund’s ability to invest in commodities, but does require that every fund have a fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in commodities. However, the Fund has a non-fundamental investment limitation that prohibits it from investing directly in physical commodities. This non-fundamental policy may be changed only by vote of the Board.
The following investment restrictions are non-fundamental policies of the Northern Trust Core Bond ETF and may be changed by the Board without a vote of shareholders:
The Fund may not:
1)
Make loans, except through: (a) the purchase of debt obligations in accordance with the Fund’s investment objective and strategies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities; and (d) loans to affiliates of the Fund to the extent permitted by law.
2)
Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent the Fund from (a) investing directly or indirectly in portfolio instruments secured by real estate or interests therein; (b) from acquiring securities of REITs or other issuers that deal in real estate or mortgage-related securities; or (c) holding and selling real estate acquired by the Fund as a result of ownership of securities.
3)
Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund: (i) from purchasing or selling options, futures contracts or other derivative instruments; or (ii) from investing in securities or other instruments backed by physical commodities).
4)
Act as underwriter of securities, except as the Fund may be deemed to be an underwriter under the Securities Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.
5)
Borrow money, except that to the extent permitted by applicable law: (a) the Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law; (b) the Fund may borrow up to an additional 5% of its total assets for temporary purposes; (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and (d) the Fund may purchase securities on margin. If due to market fluctuations or other reasons the Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of the Fund in accordance with the 1940 Act.
Notwithstanding other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Fund may purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC.
The Northern Trust Ultra-Short Fixed Income ETF interprets its policy with respect to concentration in a particular industry or group of industries under Fundamental Investment Restriction 7 above, to apply to direct investments in the securities of issuers in a particular industry or group of industries, generally as classified by the Global Industry Classification Standard or other similar classification system in the event that the Global Industry Classification Standard is no longer in use. In addition, for the purpose of its concentration policy: (a) the Fund will consider each industry as classified by the Global Industry Classification Standard as a separate industry; (b) industrial development bonds issued by non-governmental issuers may be considered to be issued by members of an industry (non-governmental issuers are issuers other than the U.S. government (including its agencies and instrumentalities) and state or municipal governments and their political subdivisions); (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (d) the Fund takes the position that privately issued mortgage-related securities, or any asset-backed securities, do not represent interests in a separate “industry” or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
For the purpose of industry concentration, in determining industry classification, the Northern Trust Core Bond ETF may use any one or more of the following: the Bloomberg Industry Group Classification, Standard & Poors, FT Interactive Industrial Codes, Securities Industry Classification Codes, Global Industry Classification Standard or the Morgan Stanley Capital International industry classification titles or Barclays Capital sector classification scheme. Also for the purpose of industry concentration, industrial development bonds issued by non-governmental issuers may be considered to be issued by members of an industry. Non-governmental issuers are issuers other than the U.S. government (including its agencies and instrumentalities) and state or municipal governments and their political subdivisions.
Any Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Investment Restriction No. 5 of the Northern Trust Ultra-Short Fixed Income ETF and Non-Fundamental Investment Restriction No. 5 of the Northern Trust Core Bond ETF) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of the Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction No. 5 of the Northern Trust Ultra-Short Fixed Income ETF and Non-Fundamental Investment Restriction No. 5 of the Northern Trust Core Bond ETF, a Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.
CONTINUOUS OFFERING
The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Transfer Agent, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of a Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
PORTFOLIO HOLDINGS
The Board has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Funds’ shareholders. The policy provides that neither the Funds nor their Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the Trust's policies and procedures. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any commingled fund portfolio, which contains identical holdings as the Fund. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. The Fund Representative may provide portfolio holdings information to third parties if such information has been included in a Fund’s public filings with the SEC or is disclosed on a Fund’s publicly accessible website. Information posted on a Fund’s website may be separately provided to any person commencing the day after it is first published on the Fund’s website.
Under the policy, each Fund’s portfolio holdings information will be provided by the Fund Administrator/Custodian to the National Securities Clearing Corporation (“NSCC”) each business day for dissemination through the NSCC’s facilities and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, which are generally large institutional investors that have been authorized by the Funds’ distributor to purchase and redeem from the Funds, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market. Each Fund discloses its portfolio holdings and the percentages they represent of the Fund’s net assets on the Fund’s website prior to the opening of regular trading on the primary listing exchange of the Fund’s shares each day the Fund is open for business. The Distributor may also make available portfolio holdings information to other institutional market participants and entities that provide information services. This information typically reflects each Fund’s anticipated holdings on the following business day. Certain NTI employees discuss custom basket proposals with Authorized Participants and market makers as described under “Custom Baskets” in the “Purchase and Redemption of Creation Unit Aggregations” section of this SAI. As part of these custom basket discussions, these NTI employees may discuss the securities a Fund is willing to accept for a creation order, and securities that a Fund will provide for a redemption order. NTI employees may also discuss a Fund’s portfolio holdings-related information with broker-dealers, in connection with settling a Fund’s transactions, as may be necessary to conduct business in the ordinary course and in a manner consistent with the Trust's policies and procedures.
Portfolio holdings will be disclosed through required filings with the SEC. Each Fund files its portfolio holdings with the SEC and the holdings are publicly made available twice each fiscal year on Form N-CSR (with respect to each annual period and semiannual period) and twice each fiscal year on Form N-PORT (with respect to the first and third quarters of the Fund’s fiscal year). Shareholders may obtain a Fund’s Forms N-CSR and N-PORT filings on the SEC’s website at sec.gov. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website.
Under the Trust's policies and procedures, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

MANAGEMENT OF THE TRUST
TRUSTEES AND OFFICERS
The Board is responsible for the management and business and affairs of the Trust. Set forth below is information about the Trustees and the Officers of the Trust as of July 31, 2026. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board. As of July 31, 2026, each Trustee oversees a total of 94 portfolios in the Northern Funds Complex. The Northern Funds Complex consists of Northern Funds, Northern Institutional Funds, and the Trust. As of July 31, 2026, Northern Funds consists of 61 portfolios, Northern Institutional Funds consists of 6 portfolios, and the Trust consists of 27 portfolios.
INDEPENDENT TRUSTEES
NAME, YEAR OF BIRTH, ADDRESS(1) POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Therese M. Bobek Year of Birth: 1960 Trustee since July 2026	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business from 2018 to 2022; •Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	•Methode Electronics, Inc. •Trustee of Northern Funds since 2019 •Trustee of Northern Institutional Funds since 2019
Ingrid LaMae A. de Jongh Year of Birth: 1965 Trustee since July 2026
• Chief Schooling Officer & Provost
since 2020 and Head of School
Management and Technology from
2016 to 2020, Success Academy
Charter Schools;
•Member of the Board of Directors
of Bank Leumi USA from 2016 to
2022;
•Partner in Accenture (global
management consulting and
professional services firm) from
1987 to 2012;
•Member of the Board of Directors,
Member of Nominating and
Governance and Compensating
Committees of Carver Bancorp
from 2014 to 2018.
•Trustee of Northern Funds since 2019 •Trustee of Northern Institutional Funds since 2019

NAME, YEAR OF BIRTH, ADDRESS(1) POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Thomas A. Kloet Year of Birth: 1958 Trustee and Chairperson since July 2026
• Chair of Boards of The Nasdaq
Stock Market LLC, Nasdaq
PHLX LLC, Nasdaq MRX, LLC,
Nasdaq ISE, LLC, Nasdaq GEMX,
LLC and Nasdaq BX, Inc. since
2015;
•Executive Director and Chief
Executive Officer, TMX Group,
Ltd. (financial services company
and operator of stock, derivatives
exchanges, their clearing
operations and securities
depository) from 2008 to 2014.
•NASDAQ, Inc. •Trustee of Northern Funds since 2015 •Trustee of Northern Institutional Funds since 2015
David R. Martin Year of Birth: 1956 Trustee since July 2026
• Professor of Instruction, University
of Texas, McCombs School of
Business since 2017;
•Chief Financial Officer, Neo Tech
(an electronics manufacturer) from
2019 to 2023;
•Vice President, Chief Financial
Officer and Treasurer of
Dimensional Fund Advisors LP (an
investment manager) from 2007 to
2016;
•Executive Vice President, Finance
and Chief Financial Officer of
Janus Capital Group Inc. (an
investment manager) from 2005 to
2007;
•Senior Vice President, Finance of
Charles Schwab & Co., Inc. (an
investment banking and securities
brokerage firm) from 1999 to
2005.
•Trustee of Northern Funds since 2017 •Trustee of Northern Institutional Funds since 2017

NAME, YEAR OF BIRTH, ADDRESS(1) POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
William Martin Year of Birth: 1970 Trustee since July 2026
• Investment Committee Chair,
Foundation for the Carolinas (a
community foundation) since
2022;
•Board Member, Social Venture
Partners, Charlotte (a venture
philanthropy partnership) since
2012;
•Senior Managing Director, Chief
Investment Officer of Global Fixed
Income, Nuveen/TIAA (an
investment manager) from 2004 to
2020.
•Trustee of Northern Funds since 2024 •Trustee of Northern Institutional Funds since 2024
Cynthia R. Plouché Year of Birth: 1957 Trustee since July 2026
• Assessor, Moraine Township,
Illinois from 2014 to 2018;
•Trustee of AXA Premier VIP Trust
(registered investment company—
34 portfolios) from 2001 to 2017;
•Senior Portfolio Manager and
member of Investment Policy
Committee, Williams Capital
Management, LLC from 2006 to
2012;
•Managing Director and Chief
Investment Officer of Blaylock-
Abacus Asset Management, Inc.
from 2003 to 2006;
•Founder, Chief Investment Officer
and Managing Director of Abacus
Financial Group (a manager of
fixed income portfolios for
institutional clients) from 1991 to
2003.
•MassMutual complex (55 portfolios in five investment companies) •Trustee of Northern Funds since 2014 •Trustee of Northern Institutional Funds since 2014

NAME, YEAR OF BIRTH, ADDRESS(1) POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Mary Jacobs Skinner, Esq. Year of Birth: 1957 Trustee since July 2026
• Executive Committee Member and
Chair, Policy and Advocacy
Council, Ann & Robert H. Lurie
Children’s Hospital since 2016;
•Executive Committee Member and
Director, Boca Grande Clinic,
since 2019;
•Member, Law Board, Northwestern
Pritzker School of Law, since
2019;
•Director, Pathways Awareness
Foundation since 2000;
•Harvard Advanced Leadership
Fellow—2016;
•Retired in 2015 as partner in the
law firm of Sidley Austin LLP;
•Director, Chicago Area Foundation
for Legal Services from 1995 to
2013.
•Trustee of Northern Funds since 1998 •Trustee of Northern Institutional Funds since 2000

(1)
Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.
(2)
Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.
(3)
This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (i.e., public companies) or other investment companies registered under the 1940
Act.

INTERESTED TRUSTEE
NAME, YEAR OF BIRTH, ADDRESS(1) POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Paula Kar(4) Year of Birth: 1975 Trustee since 2024	• Global Head of Product at Northern Trust Asset Management from 2023 to present; •Global Head of Product Strategy and Development at Northern Trust Asset Management from 2019 to 2023.	•Trustee of Alpha Core Strategies Fund since 2024; •Trustee of Northern Funds since 2024; •Trustee of Northern Institutional Funds since 2024

(1)
Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.
(2)
Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.
(3)
This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.
(4)
An “interested person,” as defined by the 1940 Act. Ms. Kar is deemed to be an “interested” Trustee because she is an officer, director, employee, and a shareholder of Northern Trust Corporation and/ its affiliates.
OFFICERS OF THE TRUST

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Kevin O’Rourke Year of Birth: 1971 50 South LaSalle Street Chicago, IL 60603 President since August 2024
•President of Northern Funds and FlexShares Trust since August 2024; Senior
Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Institutional Funds and Northern Funds from 2015 to 2024.

Randal E. Rein Year of Birth: 1970 50 South LaSalle Street Chicago, IL 60603 Treasurer and Principal Financial Officer since July 2011	•Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer of Northern Funds and Northern Institutional Funds since 2008.

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Maya Teufel Year of Birth: 1972 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since July 2019
•Chief Compliance Officer of FlexShares Trust since July 2019; Chief
Compliance Officer of Northern Trust Investments, Inc. since July 2019; Co-
Head of U.S. Regulatory Compliance Group of Goldman Sachs Asset
Management, LP from September 2016 to June 2019.

Craig R. Carberry, Esq. Year of Birth: 1960 50 South LaSalle Street Chicago, IL 60603 Chief Legal Officer since June 2019
•Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since
May 2000; Chief Legal Officer and Secretary of 50 South Capital Advisors,
LLC since 2015; Deputy General Counsel and Senior Vice President of The
Northern Trust Company since August 2020; Chief Legal Officer and Secretary of Belvedere Advisors LLC from 2019-2023; Associate General Counsel and
Senior Vice President at The Northern Trust Company from June 2015 to
2021; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity
Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies
Fund) from 2011-2019.

Jose J. Del Real Year of Birth: 1977 50 South LaSalle Street Chicago, IL 60603 Secretary since December 2018
•Assistant General Counsel and Senior Vice President of The Northern Trust
Company since August 2020; Assistant Secretary of Northern Trust
Investments, Inc. since 2016; Secretary of Northern Funds and Northern
Institutional Funds since November 2018.

Christopher P. Fair Year of Birth: 1982 50 South LaSalle Street Chicago, IL 60603 Vice President since June 2019
•Vice President, The Northern Trust Company since March 2020; ETF Services
Manager, Northern Trust Investments, Inc. since June 2019; Second Vice
President, The Northern Trust Company from November 2015 to March 2020;
ETF Product Manager, Northern Trust Investments, Inc. from November 2015 to June 2019.

Darlene Chappell Year of Birth: 1963 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Officer since July 2011
•Anti-Money Laundering Compliance Officer for Northern Trust Investments,
Inc., Northern Trust Securities, Inc., Northern Funds, Northern Institutional
Funds and Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund)
since 2009 and 50 South Capital Advisors, LLC since 2015; Vice President and
Compliance Consultant for The Northern Trust Company since 2006; Anti-
Money Laundering Compliance Officer for The Northern Trust Company of
Connecticut from 2009 to 2013 and the Equity Long/Short Opportunities Fund
(formerly, NT Equity Long/Short Strategies Fund) from 2011 to 2019 and
Belvedere Advisors LLC from 2019 to 2023.

Tim Handell Year of Birth: 1989 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since December 2022
•Senior Counsel and Senior Vice-President of The Northern Trust Company
since November 2021; Assistant Secretary of FlexShares® Trust since
December 2022; Assistant General Counsel of Legal & General Investment
Management America, Inc. from March 2021 to November 2021; Associate
Counsel of Legal & General Investment Management America, Inc. from
March 2017 to March 2021.

(1)
Officers hold office at the pleasure of the Board until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.
Certain officers hold comparable positions with certain other investment companies of which NTI, JPMorgan or an affiliate thereof is the investment adviser, administrator, custodian or transfer agent.

STANDING BOARD COMMITTEES
The prior Board had established a standing Audit Committee and a Governance Committee to assist the Board in fulfilling its oversight responsibilities. The new Board has established four standing committees in connection with its governance of the Trust: Audit, Governance, Valuation and Executive Committees.
The Audit Committee consists of three members: Ms. Bobek (Chairperson), and Messrs. David Martin (ex officio), and Kloet (ex officio). The Audit Committee oversees the audit process and provides assistance to the full Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee under the Sarbanes-Oxley Act of 2002. The Audit Committee will convene at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters as requested by the Board’s Chairperson, the Committee Chairperson or the independent registered public accounting firm. Prior to the replacement of the former Board, the Audit Committee convened twice during the last fiscal year ended October 31, 2025.
The Governance Committee consists of three members: Mses. Skinner (Chairperson), Plouché and Mr. Kloet. The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as Independent Trustees, reviewing and making recommendations regarding Trustee compensation, developing policies regarding Trustee education and, subject to Board oversight, supervising the Trust’s CCO and reviewing information and making recommendations to the Board in connection with the Board’s annual consideration of the Trust’s management, custody and transfer agency and service agreements. Prior to the replacement of the former Board, the Governance Committee convened twice during the last fiscal year ended October 31, 2025.
As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.
The Valuation Committee consists of four members: Messrs. David Martin (Chairperson), Kloet (ex officio), and William Martin, and Ms. de Jongh. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Funds in accordance with the Trust’s valuation procedures. The Valuation Committee was formed on July 24, 2026 and has not convened yet.
The Executive Committee consists of four members: Messrs. Kloet (Chairperson) and David Martin, and Mses. Bobek and Skinner. The Executive Committee is comprised of the Chairperson of the Board as well as the Chairpersons of the Governance, Valuation and Audit Committees, with the remaining Trustees each serving as an alternate in the event of an emergency. The Executive Committee is granted the power to act on behalf of the full Board in the management of the business and affairs of the Trust, to be exercised when circumstances impair the ability of the Board or its committees to conduct business. In particular, the Executive Committee may take action with respect to: (1) the valuation of securities; and (2) the suspension of redemptions. The Executive Committee was formed on July 24, 2026 and will convene as necessary upon notice by the Chairperson of the Committee.
LEADERSHIP STRUCTURE
The Board is currently composed of eight Trustees, seven of whom are not “interested persons” as defined in the 1940 Act (“Independent Trustee”), and one of whom is an “interested person” as defined in the 1940 Act (“Interested Trustee”). The Chairperson of the Board, Thomas A. Kloet, is an Independent Trustee. Paula Kar is considered an Interested Trustee because she is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Each Trustee was nominated to serve on the Board because of his or her experience, skills and qualifications. See “Trustee Experience.” The Board believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business. In particular:
Board Composition. The Trustees believe that having a super-majority of Independent Trustees (at least 75%) is appropriate and in the best interest of shareholders. The Trustees also believe that having Ms. Kar serve as an Interested Trustee brings management and financial insight that is important to certain of the Board’s decisions and is also in the best interest of shareholders.
Independent Trustee Meetings and Executive Sessions. The Trustees believe that meetings of the Independent Trustees and meetings in executive session, including with independent counsel, help prevent conflicts of interest from occurring. The Trustees also believe that these sessions allow the Independent Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.
RISK OVERSIGHT
Risk oversight is a part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities, including throughout the year at regular Board and committee meetings and through regular reports provided to the Board and/or its committees that address, among other items, certain investment, valuation, liquidity, and compliance matters. The Board also may receive special reports or presentations on a variety of risk issues, either upon the Board’s request or upon Northern Trust Investments, Inc.’s (the “Investment Adviser’”) initiative. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. Each of the Investment Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that may give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they occur. Each of the Investment Adviser and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Investment Adviser has a dedicated risk management function that is headed by a Chief Risk Officer.
Currently, the Board receives and reviews risk reports on a quarterly basis from the Investment Adviser’s Chief Risk Officer covering various risk areas, such as investment and market risk, operational risk, business continuity, cybersecurity risk, and regulatory compliance risk. These reports are intended to provide the Trustees with a forward-looking view of risk and the manner in which the Investment Adviser is managing various risks.
The Audit Committee, in addition to its risk management responsibilities, plays an important role in the Board’s risk oversight. Working with the Funds’ independent registered accountants, the Audit Committee reviews the Funds’ annual audit scope and the results of the audit of the Funds’ year-end financial statements.
The Valuation Committee reviews quarterly reports on fair valuation determinations, including the methodology used in making fair value determinations.
The Board also monitors and reviews the Funds’ performance metrics and regularly confers with the Investment Adviser on performance-related issues. With respect to liquidity risk, the Board receives regular liquidity risk management reports under the Funds’ Liquidity Risk Management (LRM) Program that include information concerning illiquid investments within the Fund’s portfolio. The Board also reviews, no less frequently than annually, a written report prepared by the LRM Program administrator that addresses, among other items, the operation of the LRM Program and assesses its adequacy and effectiveness of implementation as well as any material changes to the LRM Program.
The Board has approved a derivatives risk manager, which is responsible for administering the Derivatives Risk Management (DRM) Program for the Funds that are required to implement a DRM Program. The Board meets with the derivatives risk manager on a periodic basis, including receiving quarterly and annual reports from the derivatives risk manager, to review the implementation of the DRM Program.
The Trust’s CCO reports to the Board at least quarterly regarding compliance matters. In addition to providing quarterly reports, the CCO provides an annual report to the Board in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses relevant compliance issues, including compliance risks affecting the Funds during meetings with the Independent Trustees and counsel. The Board adopts compliance policies and procedures for the Funds and approves such procedures for the Funds’ service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
trustee experience
Each Trustee is required to possess certain qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board and an understanding of a trustee’s fiduciary obligations with respect to a registered investment company. In addition to these qualities, the following is a description of certain other Trustee attributes, skills, experiences and qualifications.

INDEPENDENT TRUSTEES:
Therese M. Bobek: Ms. Bobek retired in 2018 from a 35-year career with PricewaterhouseCoopers, LLP (“PwC”), having served a wide variety of public and privately held clients with external audits, internal auditing and risk advisory services. Ms. Bobek’s final role was to serve in PwC’s national office, where she led a nationwide network of partners and managers whose main responsibility was to support audit quality in the field. After retirement from PwC, Ms. Bobek taught Advanced Auditing in the Masters of Accountancy program at the University of Iowa’s Henry B. Tippie College of Business for five years. Since 2020, she has been a director and member of the audit and nominating and governance committees of the board of directors of Methode Electronics, Inc., a global developer of custom engineered and application-specific products and solutions. Ms. Bobek has been a Board Member of Metropolitan Family Services and a Board Member of the Illinois Society of CPAs. She has also served as a member and Chair of the University of Iowa Professional Accounting Council, a voluntary council of business leaders supporting accounting education. She has served as an Independent Trustee of Northern Institutional Funds and Northern Funds since 2019 and as an Independent Trustee of the Trust since July 2026.
Ingrid LaMae A. de Jongh: Ms. de Jongh served as a partner in the global financial services strategy at Accenture and was with the global management consulting and professional services firm from 1987 through 2012. While at Accenture, she helped global financial institutions improve their business performance by developing strategies and business models and implementing business change programs and systems. Since 2020 she has been the Chief Schooling Officer & Provost, and from 2016 to 2020 she was the Head of School Management and Technology at Success Academy Charter Schools, the largest network and highest-performing free, public charter schools in New York City. Ms. de Jongh is a former member of the Board of Carver Bancorp, Inc. in New York City, where she served as a member of the Nominating and Governance Committees and the Compensation Committee. She previously served on the Board of Directors of Bank Leumi USA from 2016 to 2022. Ms. de Jongh had previously served from 2011 to 2013 as a member of the U.S. Department of Commerce’s National Advisory Council for Minority Business Enterprises. She has served as an Independent Trustee of Northern Institutional Funds and Northern Funds since 2019 and as an Independent Trustee of the Trust since July 2026.
Thomas A. Kloet: Mr. Kloet is a long-time financial industry executive and former Chief Executive Officer of TMX Group, Ltd., a financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository. As a result of this position, Mr. Kloet is familiar with financial, investment and business matters. He also understands the functions of a board through his service during the past twelve years on the Board of Nasdaq, Inc. (plus the Nasdaq Stock Market, LLC as well as certain other U.S. stock and option exchanges of Nasdaq, Inc. where he has served as Board Chair since 2016); and previous board experience with TMX Group, Ltd.; Box Options Exchange; FTSE-TMX Global Debt Capital Markets, Inc.; Bermuda Stock Exchange, Inc.; the Investment Industry Regulatory Organization of Canada and the World Federation of Exchanges. He is a certified public accountant, a member of the American Institute of Certified Public Accountants and is an emeritus member of the Board of Elmhurst College. He has served as an Independent Trustee of Northern Institutional Funds and Northern Funds since 2015 and as an Independent Trustee of the Trust since July 2026.
Mr. Kloet serves on the Board of Directors of Nasdaq, Inc. Northern Trust Corporation (“NTC”), parent company of NTI, and its affiliates (including affiliated fund complexes) pay listing fees, market data fees, GRC (governance risk and compliance) software fees and similar fees to Nasdaq, Inc. and its affiliates, The Nasdaq Stock Market LLC, Nasdaq OMX Nordic OY and Nasdaq CXC Ltd. (collectively, “Nasdaq”). The total of these payments were $6,509,143 and $10,756,134 in each of 2024 and 2025, respectively, which are immaterial to Nasdaq’s total revenues. In consideration of the immaterial amounts involved in the foregoing transactions, Mr. Kloet is not considered to have a material business or professional relationship with NTI or its affiliates.
David R. Martin: Mr. Martin was Chief Financial Officer for Neo Tech, an electronics manufacturer, from 2019 to 2023. Mr. Martin was Vice President, Chief Financial Officer and Treasurer from 2007 to 2016 of Dimensional Fund Advisors LP, a global investment manager that provides its services largely to investment companies or their local equivalent (mutual funds in the U.S.). The funds are held primarily by clients of independent financial advisors but they are also held by institutional clients (who may invest in separate accounts), pensions and profit sharing plans, corporations, defined contribution plans, endowments, state and municipal entities, and sovereign wealth funds. Mr. Martin had oversight responsibilities for all finance and accounting, real estate and compliance functions while at Dimensional, including the implementation of a global transfer pricing methodology. He also served as a director on eight internal Dimensional boards. During his 35 year career in corporate finance, Mr. Martin also had senior management positions at Janus Capital Group, Inc. and Charles Schwab & Co., Inc. and senior level finance positions at First Interstate Bank of Texas, N.A. and Texas Commerce Bancshares, Inc. Mr. Martin is familiar with the functions of mutual fund boards and their oversight responsibilities and the operations of fund advisers and other service providers. He is also well versed in risk management and financial matters affecting mutual funds. He has served as an Independent Trustee of Northern Institutional Funds and Northern Funds since 2017 and as an Independent Trustee of the Trust since July 2026.

William Martin: Mr. Martin has extensive experience in fixed income portfolio management and in the financial industry. From 2004 to 2020, he held various portfolio manager positions at Nuveen / TIAA, most recently serving as a Senior Managing Director and the Chief Investment Officer of Global Fixed Income. Prior to his role as Nuveen’s Chief Investment Officer of Global Fixed Income, Mr. Martin held various roles at Nuveen, which included being the Lead Portfolio Manager of fixed income mutual funds and leading sector portfolio management within structured finance. Prior to working at Nuveen, Mr. Martin held executive positions at Lewtan Technologies and Visible Markets, Inc. Mr. Martin is familiar with the oversight functions of mutual fund boards and the operations and investment risk management responsibilities of fund advisors. He currently serves as Chairperson for the Foundation for the Carolinas’ Investment Committee, where he oversees asset allocation guidelines and management of the OCIO relationship for the fifth largest community foundation in the United States. Mr. Martin is also a board member for Social Venture Partners Charlotte, a venture philanthropy partnership focused on building capacity with select non-profits and innovative social entrepreneurs in the Charlotte region. He has served as an Independent Trustee of Northern Funds and Northern Institutional Funds since 2024 and as an Independent Trustee of the Trust since July 2026.
Cynthia R. Plouché: Ms. Plouché has an extensive background in the financial services industry. Until 2017, she served as lead Independent Trustee and chair of the Audit Committee of the board of trustees of AXA Premier VIP Trust, a registered investment company. She served as an Independent Trustee of Barings Fund Trust, a registered investment company and an Independent Trustee of Barings Global Short Duration High Yield Fund, a closed-end investment company, from 2017 to 2021. She also has served as portfolio manager and chief investment officer for other registered investment advisers. Ms. Plouché is therefore familiar with the functions of mutual fund boards and their oversight responsibilities and the operations of fund advisers and other service providers. She has served as an independent trustee of MassMutual open-end investment funds since 2022. In addition, Ms. Plouché served as Township Assessor for Moraine, Illinois, from 2014 to 2018. She has served as an Independent Trustee of Northern Institutional Funds and Northern Funds since 2014 and as an Independent Trustee of the Trust since July 2026.
Mary Jacobs Skinner: Ms. Skinner was a partner until 2015 at Sidley Austin LLP, a large international law firm, in which she managed a regulatory-based practice. As a result of this position, Ms. Skinner is familiar with legal, regulatory and financial matters. She was a Harvard Advanced Leadership Fellow in 2016. She also is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and other Portfolio service providers as a result of her service as an Independent Trustee of Northern Institutional Funds since 2000 and Northern Funds since 1998 and as an Independent Trustee of the Trust since July 2026.
INTERESTED TRUSTEE:
Paula Kar: Ms. Kar is Executive Vice President and Chief Product Officer for Northern Trust Asset Management. Ms. Kar has oversight of product strategy, innovation, commercialization and governance for all investment products globally. She serves on the Asset Management Executive Group and on the Board of Directors for Northern Trust Investments. She represents Northern Trust as a Trustee on the Northern Funds Board (Mutual Funds and ETFs), FlexShares Board (ETFs) and Alpha Board (Alternatives). Ms. Kar joined Northern Trust Asset Management in 2019 as global head of product strategy & development. Ms. Kar has served as head of product management at ProShares Advisors; head of product management for iShares fixed income & commodities ETFs at BlackRock; and as a senior consultant with McKinsey & Company serving global financial institutions. She started her career in banking with Citigroup. Ms. Kar is a founding member of Women in ETFs, a non-profit organization, and served on their global governance board. She holds an MBA in finance from the Wharton School of the University of Pennsylvania. She has served as an Interested Trustee of Northern Institutional Funds, Northern Funds, and the Trust since 2024.
Trustee Ownership of Fund Shares
The following table shows the dollar range of shares of the Funds owned by each Trustee in the Funds included in this SAI and other investment portfolios of the Northern Funds, Northern Institutional Funds and the Trust.

Information as of December 31, 2025
Name of Independent Trustee	Dollar Range of Equity Securities in the Portfolios included in this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Northern Funds Complex(1)
Therese M. Bobek	None	Over $100,000
Ingrid LaMae A. de Jongh	None	Over $100,000

Information as of December 31, 2025
Name of Independent Trustee	Dollar Range of Equity Securities in the Portfolios included in this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Northern Funds Complex(1)
Thomas A. Kloet	None	Over $100,000
David R. Martin	None	Over $100,000
William Martin	None	Over $100,000
Cynthia R. Plouché	None	Over $100,000
Mary Jacobs Skinner	None	Over $100,000

Information as of December 31, 2025
Name of Interested Trustee	Dollar Range of Equity Securities in the Portfolios included in this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Northern Funds Complex(1)
Paula Kar	None	None

(1) The Northern Funds Complex consists of Northern Funds, Northern Institutional Funds, and the Trust. As of December 31, 2025, Northern Funds consisted of 49 portfolios, Northern Institutional Funds consisted of 5 portfolios and the Trust consisted of 27 series.
TRUSTEE AND OFFICER COMPENSATION
The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of the respective Board committees. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.
The following tables set forth certain information with respect to the compensation of each Independent and Interested Trustee of the Trust for the year ended March 31, 2026:
Independent Trustees
	Aggregate Compensation from Trust(1)	Total Compensation from Fund Complex(1)(2)
Therese M. Bobek	$0	$293,426
Ingrid LaMae A. de Jongh	$0	$261,454
Thomas A. Kloet	$0	$330,222
David R. Martin	$0	$293,426
William Martin	$0	$261,454
Cynthia R. Plouché	$0	$261,396
Mary Jacobs Skinner	$0	$293,426

Interested Trustee
	Aggregate Compensation from Trust(1)	Total Compensation from Fund Complex(1)(2)
Paula Kar(3)	None	None

(1)
The Trustees started their positions on July 24, 2026. Because the Trustees did not serve during the FlexShares Trust year ended March 31, 2026, no compensation was paid by the Fund during the prior fiscal period.
(2)
As of March 31, 2026, Northern Funds Complex consisted of Northern Institutional Funds (5 portfolios), Northern Funds (51 portfolios) and FlexShares Trust (27 series).
(3)
As an “interested” Trustee who is an officer, director and employee of FlexShares Trust and/or its affiliates, Ms. Kar did not receive any compensation from the Trust for her services.
The Trust does not provide pension or retirement benefits to its Trustees. The Trust’s officers do not receive fees from the Trust for services in such capacities.
Control Persons and Principal Holders of Securities
The Trustees and officers of the Trust collectively owned less than 1% of each Fund’s outstanding shares as of February 2, 2026.
Although the Trust does not have information concerning the beneficial ownership of shares nominally held by Depository Trust Company (“DTC”), as of February 2, 2026, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of each Fund were as follows:
Northern Trust Ultra-Short Fixed Income ETF:
Nominee Name/Address	Percentage Ownership
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	86.05%
Northern Trust Core Bond ETF:
Nominee Name/Address	Percentage Ownership
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	30.16%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	19.24%
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	17.47%
Commercial Bank 1901 Main Street Parson, KS 67357	8.91%
Pershing LLC 1 Pershing Plaza, 7th Floor Jersey City, NJ 07399	8.43%
The Park National Bank 50 North Third Street Newark, OH 43055	5.17%

CODE OF ETHICS
The Trust and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by a Fund. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.
INVESTMENT ADVISER
NTI, a subsidiary of TNTC and an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.
NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.
TNTC is the principal subsidiary of Northern Trust Corporation. TNTC is located at 50 South LaSalle Street, Chicago, Illinois 60603.
TNTC is a member of the Federal Reserve System. Since 1889, TNTC has administered and managed assets for individuals, institutions and corporations. Unless otherwise indicated, NTI and TNTC are referred to collectively in this SAI as “Northern Trust.”
As of December 31, 2025, Northern Trust Corporation, through its affiliates, had assets under investment management of $1.8 trillion and assets under custody of $14.9 trillion.
Investment Advisory and Ancillary Services Agreement
Under the Trust’s Investment Advisory and Ancillary Services Agreement with the Investment Adviser for the Funds (the “Advisory Agreement”), the Investment Adviser, subject to the general supervision of the Board, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for each Fund and also provides certain ancillary services.
The Investment Adviser also is responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the Trust). In making investment recommendations for the Funds, if any, investment advisory personnel may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds’ accounts are customers of TNTC’s commercial banking department. These requirements are designed to prevent investment advisory personnel for the Funds from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.
The Advisory Agreement has been approved by the Board, including the “non-interested” Trustees and the initial shareholder of each Fund prior to the initial offering of shares of the Fund.
The Advisory Agreement provides that generally in selecting brokers or dealers to place orders for transactions on: (i) common and preferred stocks, the Investment Adviser shall use its best judgment to obtain the best overall terms available; and (ii) on bonds and other fixed-income obligations, the Investment Adviser shall attempt to obtain best net price and execution or, use its best judgment to obtain the best overall terms available.
Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions. Over-the-counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which generally are fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are normally traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will often deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Adviser or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Adviser also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems for certain purposes, certain news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts and computer software or on-line data feeds. These services and products may disproportionately benefit other accounts. For example, research or other services paid for through the Funds’ commissions may not be used in managing the Funds. In addition, other accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Funds and to such other accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products or services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.
The Investment Adviser has created a global trading desk that is designed to seek best execution for trading of certain securities outside of the U.S. The global trading desk has been assigned local traders who place trades on behalf of certain Funds pursuant to instructions given by the Investment Adviser. When utilizing the global trading desk, the Investment Adviser will instruct and delegate trading discretion to the local traders at the global trading desk to execute securities transactions on behalf of a Fund. Notwithstanding this delegation, the Investment Adviser retains responsibility for oversight of any trading activity conducted by the local traders at the global trading desk on behalf of a Fund.
The Investment Adviser and its affiliates also receive products and services that provide both research and non-research benefits to them (“mixed-use items”). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, the Investment Adviser must make a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. The Investment Adviser will pay for the non-research portion of the mixed-use items with hard dollars.
Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the advisory fees payable to the Investment Adviser by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.
Each Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Funds’ interests.
On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts (“other accounts”) managed by the Investment Adviser, the Advisory Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and its other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Fund or the amount of the securities that are able to be sold for a Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Advisory Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s opinion of the reliability and quality of the broker or dealer.

The Advisory Agreement provides that the Investment Adviser may render similar services to others so long as its services under the Advisory Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreement) or, in lieu thereof, contribute to resulting losses.
Pursuant to the Advisory Agreement, the Investment Adviser is responsible for most of the operating expenses of each Fund, except: (i) its advisory fees payable under the Advisory Agreement; (ii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (iii) interest expenses; (iv) brokerage expenses and other expenses (such as stamp taxes) in connection with the execution of portfolio transactions or in connection with creation and redemption transactions; (v) compensation and expenses of the non-interested trustees; (vi) compensation and expenses of counsel to the non-interested trustees; (vii) tax expenses; and (viii) extraordinary expenses, as determined under generally accepted accounting principles. For its services to each Fund, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s average daily net assets).

Northern Trust Ultra-Short Fixed Income ETF	0.25%
Northern Trust Core Bond ETF	0.35%
Unless sooner terminated, the Advisory Agreement will continue in effect with respect to a particular Fund until June 30, 2026, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually: (i) by the vote of a majority of the Trustees who are not parties to the agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast at a meeting called for the purpose of voting on such approval; and (ii) by the Trustees or by the vote of a majority of the outstanding shares of each Fund (as defined under “Description of Shares”). The Advisory Agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser on 60 days’ written notice.
Effective March 1, 2026, NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than 12b-1 fees, tax expenses, extraordinary expenses, and acquired fund fees and expenses (“Acquired Fund Fees and Expenses”)) so that total annual fund operating expenses after expense reimbursement do not exceed the Fund’s management fee plus (+) .0049%.
NTI has also contractually agreed to waive management fees or reimburse certain expenses in an amount equal to the sum of (a) any Acquired Fund Fees and Expenses, if any, incurred by the Northern Trust Core Bond ETF that are attributable to the Fund’s investment in Acquired Funds managed by NTI or an investment adviser controlling, controlled by, or under common control with NTI (“Affiliated Funds”); and (b) 0.05% or such lesser amount in Acquired Fund Fees and Expenses incurred by the Fund that are attributable to the Fund’s investment in Acquired Funds that are not Affiliated Funds.
The contractual expense reimbursement arrangements are expected to continue until at least March 1, 2027 and will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The arrangements may be terminated with respect to a Fund, as to any succeeding Renewal Year, by NTI or the Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board of Trustees may terminate the arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.
NTI may reimburse additional expenses or waive all or a portion of the management fees of the Funds. Any such additional expense reimbursement or fee waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time.
The table below provides the aggregate advisory fees paid to the Investment Adviser by each Fund in existence during the fiscal years noted:
Name of Fund	Advisory Fees Paid During the Fiscal Year Ended October 31, 2025	Advisory Fees Paid During the Fiscal Year Ended October 31, 2024	Advisory Fees Paid During the Fiscal Year Ended October 31, 2023
Northern Trust Ultra-Short Fixed Income ETF(1)	$3,151,031	$2,793,270	$2,391,804
Northern Trust Core Bond ETF(2)	$503,383	$605,831	$646,164

(1)
For the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023, the Investment Adviser reimbursed $58,403, $64,785 and $30,684, respectively, of the advisory fees paid by the Fund.
(2)
For the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023, the Investment Adviser reimbursed

$300,484, $189,803 and $200,471, respectively, of the advisory fees paid by the Fund.
The table below provides the reimbursements made by the Investment Adviser to each Fund in existence during the fiscal years noted:
Name of Fund	Expense Reimbursements by NTI During the Fiscal Year Ended October 31, 2025	Expense Reimbursements by NTI During the Fiscal Year Ended October 31, 2024	Expense Reimbursements by NTI During the Fiscal Year Ended October 31, 2023
Northern Trust Ultra-Short Fixed Income ETF(1)	$58,403	$64,785	$30,684
Northern Trust Core Bond ETF(2)	$300,484	$189,803	$200,471

(1)
For the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023, the Investment Adviser reimbursed $58,403, $64,785, and $30,684, respectively, of the advisory fees paid by the Fund.
(2)
For the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023, the Investment Adviser reimbursed $300,484, $189,803, and $200,471, respectively, of the advisory fees paid by the Fund.
Under the Advisory Agreement with the Trust, Northern Trust Corporation agrees that the name “FlexShares” may be used in connection with the Trust’s business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name “FlexShares” to any other person. The Advisory Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name “FlexShares.”
The Northern Trust Ultra-Short Fixed Income ETF did not pay any brokerage commissions during the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023. For the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023, the Northern Trust Core Bond ETF paid aggregate brokerage commissions of $20,557, $19,024, and $30,364, respectively, on transactions amounting to $675,638,985, $228,547,742 and $189,630,646, respectively.
For the fiscal year ended October 31, 2025, the Northern Trust Ultra-Short Fixed Income ETF and Northern Trust Core Bond ETF did not direct any brokerage transactions to brokers because of research services provided.
The value of the Northern Trust Ultra-Short Fixed Income ETF’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) as of October 31, 2025 if any portion of such holdings were purchased during the fiscal year ended October 31, 2025 are as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Goldman Sachs & Co. LLC	D	$4,996,953
BofA Securities, Inc.	D	$24,172,700
Mizuho Securities USA LLC	D	$2,901,157
Citigroup Global Markets Inc.	D	$20,836,105
J.P. Morgan Securities LLC	D	$13,636,017
Barclays Capital, Inc.	D	$15,514,503
The Northern Trust Core Bond ETF did not hold securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) during the fiscal year ended October 31, 2025.
There were no brokerage commissions paid to any affiliated broker or dealer of NTI during the fiscal year ended October 31, 2025.
PORTFOLIO MANAGERS

NAME OF FUND	PORTFOLIO MANAGERS
Northern Trust Ultra-Short Fixed Income ETF	Bilal Memon, Morten Olsen and Chaitanya Mandavakuriti
Northern Trust Core Bond ETF	Bilal Memon, Chaitanya Mandavakuriti and Benjamin Gord
Accounts Managed by Portfolio Managers
The table below discloses accounts within each type of category listed below for which Bilal Memon was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2025.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	2	$1,507,654,735	0	$0
Other Registered Investment Companies:	5	$5,447,670,082	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	15	$4,965,035,089	0	$0
The table below discloses accounts within each type of category listed below for which Morten Olsen was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2025.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	1	$1,365,806,614	0	$0
Other Registered Investment Companies:	2	$3,856,000,000	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

The table below discloses accounts within each type of category listed below for which Chaitanya Mandavakuriti was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2025.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	5	$3,415,160,722	0	$0
Other Registered Investment Companies:	4	$2,494,338,111	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	62	$8,805,462,932	0	$0

The table below discloses accounts within each type of category listed below for which Benjamin Gord was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2025.
Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	4	$2,069,094,563	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0
Material Conflicts of Interest
NTI’s portfolio managers are often responsible for managing one or more Funds, as well as other client accounts, including mutual funds, separate accounts and other pooled investment vehicles. A Fund’s portfolio managers may manage various client accounts that may have materially higher or lower fee arrangements than the Funds. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions could be taken among accounts. Some portfolio managers may be dual officers of one or more NTI affiliates and undertake investment advisory duties for the affiliates. The portfolio managers have a responsibility to manage all client accounts in a fair and equitable manner. NTI takes reasonable steps to obtain the best qualitative execution of securities transactions. NTI has a duty to treat its clients fairly and no account may be given preferential treatment in connection with an investment opportunity and when aggregating and allocating securities transactions. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.
NTI may have a financial incentive to favor accounts with performance-based fees because there may be an opportunity to earn greater fees on such accounts compared to accounts without performance-based fees. As a result, NTI may have an incentive to direct its best investment ideas to or allocate the sequencing of trades in favor of the account that pays a performance fee. NTI may also have an incentive to recommend investments that may be riskier or more speculative than those that it would recommend under a different fee arrangement.
NTI may invest client accounts in affiliated investment pools. If appropriate and consistent with the client’s investment objectives and applicable law, NTI may recommend to clients investment pools in which it or an affiliate provides services for a fee. NTI has an incentive to allocate investments to these types of affiliated investment pools in order to generate additional fees for NTI or its affiliates. In addition, NTI could direct its best investment ideas to these investment products or investment pools to the potential disadvantage of the Funds.
As NTI becomes aware of additional potential or actual conflicts of interest, they will be reviewed on a case-by-case basis.
NTI manages its client accounts consistent with applicable law and follows its own policies and procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being systematically favored or disadvantaged.
NTI provides advice and makes investment decisions for client accounts that it believes are consistent with each client’s stated investment objectives and guidelines. Advice given to clients or investment decisions made for clients may differ from, or may conflict with, advice given or investment decisions made for clients of an affiliate. NTI’s affiliates may also affect NTI’s client accounts and investment decisions made for NTI’s affiliates may affect investment decisions of NTI’s client accounts. NTI may also invest in the same securities that it or its affiliates recommend to clients. Investment decisions taken by NTI’s affiliates are generally unknown to NTI. When NTI or an affiliate currently holds for its own benefit the same securities as a client, it could be viewed as having a potential conflict of interest.
Generally, NTI will not, as principal for its own account, buy securities from or sell securities to any client. It is possible that an affiliate, will, as principal, purchase securities from or sell securities to its clients.
From time to time securities to be sold on behalf of a client may be suitable for purchase by another client. In such instances, if NTI determines in good faith that the transaction is in the best interest of each client, it may arrange for the securities to be crossed between client accounts at an independently determined fair market value and in compliance with the 1940 Act, if applicable. Cross-trades present conflicts of interest, as there may be an incentive for NTI to favor one client to the disadvantage of another. Cross-trades are only effected as permitted under applicable law and regulation and consistent with the client’s guidelines, with any restrictions. NTI does not receive fees or commissions for these transactions. In addition, NTI and the Trust have adopted policies on cross-trades that may be effected between the Funds and another client account. NTI conducts periodic reviews of trades for consistency with these policies.
NTI has established certain policies and procedures designed to address conflicts of interest that may arise between its employees and clients as well as between clients and NTI or its affiliates. NTI’s employees must act in the best interests of its clients and generally do not have knowledge of proprietary trading positions or certain other operations of affiliates.
Receipt of research from brokers who execute client transactions involve conflicts of interest. To the extent that NTI uses commissions to obtain research services for NTI or TNTC, NTI or TNTC will receive a benefit as it will not have to pay for the research, products or services itself. NTI may, therefore, have an incentive to select or recommend a broker-dealer based on its interest in receiving research rather than in obtaining the lowest commission rate on the transaction. NTI or TNTC may also obtain research services from brokerage commissions incurred by client accounts that may not directly benefit such client accounts. Similarly, clients may benefit from research even if trades placed on their behalf did not contribute to the compensation of the broker-dealer providing such research. NTI and TNTC do not seek to allocate research services to client accounts proportionately to the commissions that the client accounts generate.

Also, NTI and TNTC may receive products and services that are mixed use. In these cases, NTI or TNTC will use commissions to pay only for the eligible portion of the product or service that assists NTI or TNTC in the investment decision-making process. Any ineligible portion of the product will be paid directly by NTI or TNTC. NTI or TNTC make a good faith effort to reasonably allocate such items and keep records of such allocations although clients should be aware of the potential conflicts of interest.
NTI may provide investment advice to its affiliates and may provide investment advisory services to affiliates’ clients or act as an investment adviser to the registered or unregistered investment pools in which these clients may invest. TNTC and NTI share a common trading desk and may have shared arrangements with investment research vendors. Also, these affiliates may provide marketing services to NTI, including the referral of certain clients.
NTI may have common management and officers with some of its affiliates. NTI shares facilities with affiliates and relies on TNTC and other affiliates for various administrative support, including information technology, human resources, business continuity, legal, compliance, finance, enterprise risk management, internal audit and general administrative support.
NTI’s affiliations may create potential conflicts of interest. NTI seeks to mitigate the potential conflicts of interest to ensure accounts are managed at all times in a client’s best interests and in accordance with client investment objectives and guidelines through regular account reviews attended by investment advisory, compliance and senior management staff. NTI also seeks to mitigate potential conflicts of interest through a governance structure and by maintaining policies and procedures that include, but are not limited to, personal trading, custody and trading.
Various non-affiliated investment advisers that may manage NTI client accounts, or may be recommended to NTI clients, may use an NTI affiliate for banking, trust, custody, administration, brokerage and related services for which NTI’s affiliate may receive fees. NTI does not recommend or utilize non-affiliated investment advisers based upon their use of NTI affiliates.
Given the interrelationships among NTI and its affiliates, there may be other or different potential conflicts of interest that arise in the future that are not included in this section.
NTI may develop, or own and operate indices that are based on investment and trading strategies developed by NTI, or assist unaffiliated entities by creating bespoke indices that are utilized by NTI for client-specific investment accounts. In addition, NTI may manage accounts that are based on the same, or substantially similar, strategies that are used in the operation of the indices or the Funds. The administration of the indices, and the portfolio management of the Funds and client accounts in this manner may give rise to potential conflicts of interest. These conflicts of interest may include, but are not limited to, the Funds engaging in the purchase or sale of securities relating to changes being implemented as part of an index reconstitution, while at the same time the client accounts engage in similar trading activity due to ongoing portfolio rebalancing. These differences may result in client account strategies outperforming vis-à-vis the index, the Funds, or vice versa. Other potential conflicts include the potential for unauthorized access to index information, allowing index changes that benefit NTI or other client accounts and not the investors in the Funds.
To the extent permitted by applicable law, the Investment Adviser and/or its affiliates may make payments to authorized dealers and other financial intermediaries, which may include those that act as Authorized Participants or market makers (“Intermediaries”), from time to time to promote the Funds. These payments may be made out of the Investment Adviser’s and/or its affiliates’ assets, or amounts payable to the Investment Adviser rather than as a separately identifiable charge to the Funds. These payments may compensate Intermediaries for, among other things: marketing the Funds; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; contributing seed capital; and/or other specified services intended to assist in the distribution and marketing of the Funds, such as by including the Funds on such Intermediaries’ platforms. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or, administrative services. Where Intermediaries contribute seed capital to a Fund, such payments may continue for a specified period of time and/or until a specified dollar amount is reached in that Fund. Intermediaries acting as seed investors may contribute all or a majority of the assets in a Fund. There is a risk that such seed investors may redeem their investments in a Fund, particularly after payments from the Investment Adviser and/or its affiliates have ceased. Such redemptions could have a significant negative impact on a Fund, including on its liquidity and the market price of its shares. As of May 23, 2025, the Intermediaries receiving such payments include Fidelity Brokerage Services LLC/National Financial Services LLC. Any additions, modifications or deletions to this list of financial intermediaries that have occurred since the date noted above are not included in the list.

Portfolio Manager Compensation Structure
The compensation for the portfolio managers of the Funds is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. Certain portfolio managers may receive part of their incentive award in the form of phantom shares of a Fund that they manage. The award tracks the performance of the Fund and is settled in cash when vested. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the Funds or the amount of assets held in each Fund. Moreover, no material differences exist between the compensation structure for Fund accounts and other types of accounts.
Disclosure of Securities Ownership
For the most recently completed fiscal year ended October 31, 2025, the table below provides beneficial ownership of shares of the portfolio managers of the Funds. Please note that the table provides a dollar range of each portfolio manager’s holdings in each Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).
Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Bilal Memon	Northern Trust Ultra-Short Fixed Income ETF	None
	Northern Trust Core Bond ETF	None
Morten Olsen	Northern Trust Ultra-Short Fixed Income ETF	None
Chaitanya Mandavakuriti	Northern Trust Ultra-Short Fixed Income ETF	None
	Northern Trust Core Bond ETF	None
Benjamin Gord	Northern Trust Core Bond ETF	None
PROXY VOTING
The Trust has delegated the voting of portfolio securities to its Investment Adviser. The Investment Adviser has adopted the proxy voting policies and procedures applicable to Northern Trust Corporation and its affiliates (the “Northern Proxy Voting Policy”) for the voting of proxies on behalf of all of the Funds.
A Proxy Committee comprised of senior investment and compliance officers of Northern Trust Corporation, including officers of the Investment Adviser, has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The Investment Adviser has retained an independent third party proxy voting service (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee will apply the Proxy Guidelines to any such recommendation. See Appendix B for the Northern Proxy Voting Policy.
The Northern Proxy Voting Policy and Proxy Guidelines, as adopted by the Investment Adviser, are also posted on the Trust’s website. You may also obtain, upon request and without charge, a paper copy of the Northern Proxy Voting Policy and Proxy Guidelines or a Statement of Additional Information by calling 1-855-353-9383 (toll free). Information regarding how the Funds voted proxies, if any, relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request, by contacting Northern Trust or by visiting the Northern Trust ETFs’ website at etfs.ntam.northerntrust.com or the SEC’s website at sec.gov.
The Investment Adviser or its affiliates may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Investment Adviser or its affiliates may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, the Investment Adviser or its affiliates may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. The Investment Adviser may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which the Investment Adviser or its affiliates have a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. The Investment Adviser seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a conflict of interest and how the conflict should be addressed in conformance with the Northern Proxy Voting Policy.
ADMINISTRATOR
JPMorgan (the “Administrator”), 70 Fargo Street, Boston, Massachusetts 02210, acts as Administrator for the Funds under a Fund Servicing Agreement with the Trust. Subject to the general supervision of the Board, the Administrator provides supervision of all aspects of the Trust’s non-investment advisory operations and performs various administration, compliance, accounting and regulatory services, including but not limited to: (i) providing office facilities and furnishing corporate officers for the Trust; (ii) coordination, preparation and review of financial statements; (iii) monitoring compliance with federal tax and securities laws; (iv) performing certain functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust’s bills, preparing monthly reconciliation of the Trust’s expense records, updating projections of annual expenses, preparing materials for review by the Board and compliance testing; (v) maintaining the Trust books and records in accordance with applicable statutes, rules and regulations; (vi) preparing post-effective amendments to the Trust’s registration statement; (vii) calculating each Fund’s NAV; (viii) accounting for dividends and interest received and distributions made by the Trust; and (ix) preparing and filing the Trust’s federal and state tax returns (other than those required to be filed by the Trust’s Custodian and Transfer Agent) and providing shareholder tax information to the Trust’s Transfer Agent.
Subject to the limitations described below, as compensation for its administrative services and the assumption of related expenses, the Administrator is entitled to asset-based fees for accounting and administration services, subject to a certain minimum fee. The Administration Agreement will continue until August 31, 2026 unless sooner terminated pursuant to the agreement and renew each year thereafter unless at least sixty days’ notice is given prior to the end of the term. Under the Advisory Agreement, the Investment Adviser has contractually assumed the Trust’s obligation to pay the fees of the Administrator.
DISTRIBUTOR
Foreside Fund Services, LLC (“Foreside” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter of the Trust in connection with the review and approval of all purchase and redemption orders of Creation Units of each Fund by Authorized Participants (defined below), pursuant to a Distribution Agreement between the Trust and Foreside. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the FINRA. Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units Aggregations.” The Distributor also acts as an agent for the Trust for those activities described within the Distribution Agreement. The Distributor will deliver a prospectus to Authorized Participants purchasing Shares in Creation Units and will maintain records of both orders and confirmations of acceptance to Authorized Participants. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. No compensation is payable by the Trust to Foreside for such distribution services. However, the Investment Adviser has entered into an agreement with Foreside under which it makes payments to Foreside in consideration for its services under the Distribution Agreement. The payments made by the Investment Adviser to Foreside do not represent an additional expense to the Trust or its shareholders.
DISTRIBUTION AND SERVICE PLAN
As stated in the Funds’ Prospectus, the Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 with respect to shares of the Funds. However, no 12b-1 fee is currently charged to the Funds, and there are no plans in place to impose a Rule 12b-1 fee at this time to the Plan, a Fund may enter into agreements from time to time with financial intermediaries providing for support and/or distribution services to customers of the financial intermediaries who are the beneficial owners of Fund shares. Under the agreements, a Fund may pay financial intermediaries up to 0.25% (on an annualized basis) of the average daily NAV of the shares beneficially owned by their customers. Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers and mutual fund “supermarkets,” as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

Any amendment to increase materially the costs under the Plan with respect to a Fund must be approved by the holders of a majority of the outstanding shares of the Fund. So long as the Plan is in effect, the selection and nomination of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust will be committed to the discretion of such Non-Interested Trustees.
TRANSFER AGENT
JPMorgan (the “Transfer Agent”) acts as Transfer Agent for the Funds under an Agency Services Agreement with the Trust. The Transfer Agent has undertaken to perform some or all of the following services: (i) perform and facilitate the performance of purchases and redemptions of Creation Units; (ii) prepare and transmit payments for dividends and distributions; (iii) record the issuance of shares and maintain records of the number of authorized shares; (iv) prepare and transmit information regarding purchases and redemptions of shares; (v) communicate information regarding purchases and redemptions of shares and other relevant information to appropriate parties; (vi) maintain required books and records; and (vii) perform other customary services of a transfer agent and dividend disbursing agent for an ETF.
As compensation for the services rendered by the Transfer Agent under the Agency Services Agreement the Transfer Agent is entitled to reasonable out-of-pocket or incidental expenses as provided under the Agency Services Agreement. The Agency Services Agreement will continue until August 31, 2026 unless sooner terminated pursuant to the agreement and renew each year thereafter unless at least sixty days’ notice is given prior to the end of the term. Under the Advisory Agreement, the Investment Adviser has contractually assumed the Trust’s obligation to pay the expenses of the Transfer Agent.
CUSTODIAN
JPMorgan (the “Custodian”) acts as Custodian for the Funds under a Global Custody Agreement with the Trust. The Custodian (i) holds each Fund’s cash and securities; (ii) maintains such cash and securities in separate accounts in the name of each Fund; (iii) receives, delivers and releases securities on behalf of each Fund; (iv) collects and receives all income, principal and other payments in respect of each Fund’s investments held by the Custodian; and (v) maintains a statement of account for each account of the Trust. The Custodian may employ one or more sub-custodians, provided that the Custodian shall be liable for direct losses due to the sub-custodian’s insolvency or the sub-custodian’s failure to use reasonable care, fraud or willful default in the provision of its services. The Custodian will enter into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Fund’s foreign securities.
As compensation for the services rendered under the Global Custody Agreement with respect to the Trust by the Custodian to each Fund, the Custodian is entitled to fees and reasonable out-of-pocket expenses. The Global Custody Agreement will continue until August 31, 2026 unless sooner terminated pursuant to the agreement and renew each year thereafter unless at least sixty days’ notice is given prior to the end of the term. Under the Advisory Agreement, the Investment Adviser has contractually assumed the Trust’s obligation to pay the fees and expenses of the Custodian.
The following table sets forth the administration, custodian and transfer agency expenses of each Fund in existence paid by the Investment Adviser to JPMorgan for the fiscal years noted:
Fund	Administration, Custodian, Transfer Agency Expenses Paid During the Period or Fiscal Year Ended October 31, 2025	Administration, Custodian, Transfer Agency Expenses Paid During the Period or Fiscal Year Ended October 31, 2024	Administration, Custodian, Transfer Agency Expenses Paid During the Period or Fiscal Year Ended October 31, 2023
Northern Trust Ultra-Short Fixed Income ETF	$366,261	$321,043	$266,309
Northern Trust Core Bond ETF	$52,539	$58,032	$60,564
Securities Lending AGENT
JPMorgan (the “Securities Lending Agent”) acts as Securities Lending Agent for the Funds under a Securities Lending Agreement with the Trust. The Securities Lending Agent (i) arranges and administers the loan of securities when establishing a loan and the return of securities upon termination of a loan, (ii) collects from borrowers cash, securities or other instruments to serve as collateral for the loans, (iii) monitors the value of securities on loan and the value of the corresponding collateral, (iv) communicates to each borrower the minimum amount of collateral required for each loan and collects additional collateral as required on a daily basis to maintain such minimum, (v) collects or arranges for the collection of any interest, dividends or other distributions related to loaned securities, and (vi) performs other necessary services related to the establishment and maintenance of the Trust’s securities lending program. The Securities Lending Agreement will continue indefinitely and may be terminated by either party on sixty days’ notice to the other.
The following table sets forth the income and fees/compensation related to the securities lending activities of each Fund during the fiscal year ended October 31, 2025:
Fund	Gross income from securities lending activities	Securities lending revenue paid to securities lending agent (“Revenue Split”)	Rebate (paid to borrower)	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
Northern Trust Ultra-Short Fixed Income ETF(1)	$0	$0	$0	$0	$0
Northern Trust Core Bond ETF	$441,736	$4,455	$415,111	$0	$26,625

(1)
As of October 31, 2025, the Fund did not lend any securities.
The Funds do not pay any separate cash collateral management fees, administrative fees, fees for indemnification or other fees not reflected above for securities lending activities. Earnings from cash collateral investments are included in the Revenue Split.

DESCRIPTION OF SHARES
The Declaration of Trust of the Trust (the “Declaration”) permits the Board to cause the Trust to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may create additional series and each series may be divided into classes.
Under the terms of the Declaration, each share of each Fund has a par value of $0.0001, and represents a proportionate interest in the particular Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the assets belonging to the Fund as are authorized by the Trustees and declared by the Trust. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under “Shareholder Information” in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days (i) for any period during that the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recording of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Fund are redeemable at the unilateral option of the Trust. The Declaration permits the Board to alter the number of shares constituting a Creation Unit or to specify that shares of beneficial interest of the Trust may be individually redeemable. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.
The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the funds of the Trust normally are allocated in proportion to the NAV of the respective funds except where allocations of direct expenses can otherwise be fairly made.
Each Fund and other funds of the Trust entitled to vote on a matter will vote in the aggregate and not by fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular fund or funds.
Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.
The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees or upon the written request of holders of at least a majority of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration and such other matters as the Trustees may determine or may be required by law.

The Declaration authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.
The Declaration also authorizes the Trustees, in connection with the termination or other reorganization of the Trust or any series or class by way of merger, consolidation, the sale of all or substantially all of the assets, or otherwise, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such termination or reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.
The Declaration permits the Trustees to amend the Declaration without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders specified in the Declaration; (ii) that is required by law to be approved by shareholders; (iii) to the amendment section of the Declaration; or (iv) that the Trustees determine to submit to shareholders.
The Declaration permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.
In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.
Under the Maryland Statutory Trust Act (the “Maryland Act”), shareholders are not personally liable for obligations of the Trust. The Maryland Act entitles shareholders of the Trust to the same limitation of liability as is available to stockholders of corporations incorporated in the State of Maryland. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Maryland law and may subject the shareholders to liability. To offset this risk, the Declaration: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Maryland law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.
The Declaration provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. Additionally, subject to applicable federal law, no person who is or who has been a Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. However, nothing in the Declaration protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration requires indemnification of Trustees and officers of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
The Declaration provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Declaration and the Bylaws of the Trust.
The Declaration provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Declaration also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.
The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Declaration with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class.
The term “majority of the outstanding shares” of either the Trust or a particular Fund or another investment portfolio of the Trust means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund or portfolio.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a Fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, Officers and Trustees of a Fund and beneficial owners of 10% of the shares of a Fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.
On September 24, 2015, the Board adopted an amendment to the Trust’s By-Laws to establish the state and federal courts sitting in the State of Maryland as the sole and exclusive forums for any shareholder (including a beneficial owner) to bring (i) any action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim or breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, arising pursuant to any provision of the Maryland Act or the Trust’s Declaration or By-Laws; or (iv) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, governed by the internal affairs doctrine.
BOOK-ENTRY ONLY SYSTEM
The following information supplements and should be read in conjunction with the Shareholder Information section in the Prospectus.
The Depository Trust Company (“DTC”) acts as Securities Depository for the Shares of the Trust. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is a subsidiary of the Depository Trust and Clearing Corporation (“DTCC”), which is owned by its member firms including international broker/dealers, correspondent and clearing banks, mutual fund companies and investment banks. Access to the DTC system is also available to others such as banks, brokers, dealers and Trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Fund shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect

Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.
Beneficial Owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares of the Funds, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Listing Exchange on which shares are listed.
PURCHASE AND REDEMPTION OF CREATION UNIT AGGREGATIONS
CREATION UNIT AGGREGATIONS
The Trust issues and sells shares of each Fund only in Creation Unit Aggregations. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund of the Trust, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
PURCHASE AND ISSUANCE OF CREATION UNIT AGGREGATIONS
General. The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt by the Transfer Agent, on any Business Day (as defined herein), of an order in proper form. A “Business Day” with respect to each Fund is any day on which the Listing Exchange is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio Deposit. Unless cash purchases are specified for a Fund, under normal circumstances the consideration for purchase of a Creation Unit of shares of a Fund generally consists of the in-kind deposit of a designated portfolio of securities and other instruments (the “Deposit Securities”) generally corresponding pro rata (except in certain circumstances) to the Fund’s portfolio positions, and an amount of cash computed as described below (the “Cash Component”) plus, in either case, a purchase transaction fee as described below in the section entitled “Purchase Transaction Fee.” Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for shares of a Fund. The Cash Component may include a Balancing Amount. The “Balancing Amount” is an amount equal to the difference between (x) the NAV (attributable to a Creation Unit) of the Fund and (y) the “Deposit Amount”, which is the market value (attributable to a Creation Unit) of the securities deposited with the Trust. The Balancing Amount serves the function of compensating for any differences between the NAV per Creation Unit and the Deposit Amount. If the Balancing Amount is a positive number (i.e., the NAV attributable to a Creation Unit is more than the Deposit Amount), the Authorized Participant will deliver the Balancing Amount. If the Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Balancing Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant that purchased the Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.
NTI makes available through the NSCC on each Business Day, prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required quantity of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a given Fund until such time as the next-announced Portfolio Deposit composition is made available.
On a given Business Day, the Trust may require all Authorized Participants purchasing Creation Units on that day to deposit an amount of cash (that is a “cash in lieu” amount) to replace any Deposit Security that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below) or, in the case of a non-U.S. Deposit Security, the security or instrument is not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances. The Trust also reserves the right to permit a “cash in lieu” amount to replace any Deposit Security which may not be available in sufficient quantity or which may not be eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting. On a given Business Day, the Trust may announce before the open of trading that all purchases of Creation Units of a Fund on that day will be made entirely in cash or, upon receiving a purchase order for Creation Units of a Fund from an Authorized Participant, the Trust may determine to require that purchase to be made entirely in cash, rather than in-kind.
In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Cash Component effective through and including the previous Business Day, per outstanding Creation Unit of each Fund, will be made available.
Procedures For Creation of Creation Units. To be eligible to place orders to create a Creation Unit of a Fund, an entity must be a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A DTC Participant who has executed a Participant Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Except as described below, all creation orders must be placed for one or more Creation Units and must be received in proper form no later than the closing time of the regular trading session of the Listing Exchange (normally 4:00 p.m., Eastern time) (“Closing Time”) on any Business Day in order for creation of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is timely received in proper form is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Transfer Agent or an Authorized Participant.
All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (e.g., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers have executed a Participant Agreement and only a small number of such Authorized Participants have international capabilities. Investors placing orders for Creation Units of a Fund should ascertain the applicable deadline for DTC and the Federal Reserve Bank wire system, as well as cash transfers, by contacting the operations department of the broker or depositary institution making the transfer of the Deposit Securities and/or Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the applicable Listing Exchange. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Transfer Agent.
Placement of Creation Orders For The Funds. The clearance and settlement of Creation Units will depend on the nature of each security, consistent with the processes discussed below. Fund Deposits made outside the Continuous Net Settlement System of the NSCC (the Clearing Process) must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a broker-dealer or other participant in the Clearing Process NSCC (“Participating Party”), but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities (other than U.S. government securities) directly through DTC, or through a transfer of U.S. government securities and cash directly through the Federal Reserve System. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern time, on the “Settlement Date.” The Settlement Date is typically the first Business Day, but could be up to the second Business Day, following the Transmittal Date. In certain cases, Authorized Participants will create and redeem Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding.
The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the Settlement Date. An order to create Creation Units outside the Clearing Process will be received by the Transfer Agent on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 2:00 p.m., Eastern time on the Settlement Date, such order may be canceled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
With respect to any non-U.S. Deposit Securities, NTI shall cause the sub-custodians of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Deposit Securities and/or cash. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Transfer Agent from an Authorized Participant on its own or the applicable Listing Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.
Acceptance of Purchase Order. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and NTI) to reject any order until acceptance.
Once the Trust has accepted an order, upon next determination of the NAV of the shares, the Trust will confirm the issuance of a Creation Unit of the Fund, against receipt of payment, at such NAV. The Transfer Agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Trust reserves the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Transfer Agent in respect of any Fund if: (a) the purchase order is not in proper form; (b) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (c) the Deposit Securities delivered are not as specified by NTI as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust or NTI, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor, Transfer Agent, Custodian, a sub-custodian or NTI make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems; fires, floods or extreme weather conditions; power outages resulting in telephone, telecopy or computer failures; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, NTI, Transfer Agent, Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or Authorized Participant acting on behalf of such creator of its rejection of the purchase order. The Trust, Transfer Agent, Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust reserves the right, in its sole discretion, to suspend the offering of Shares of a Fund or to reject purchase orders when, in its judgment, such suspension or rejection would be in the best interests of the Trust or the Fund.
Issuance of a Creation Unit. Except as provided herein, a Creation Unit of shares of a Fund will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component, or transfer of cash, as applicable, have been completed. In addition, a transaction fee, as listed below, will be charged. If the Authorized Participant does not place its purchase order by the Closing Time for a particular Fund or the Custodian does not receive federal funds in the appropriate amount by the applicable time for the relevant order, then the order will be rejected and the Authorized Participant shall be liable to the Fund for any resulting losses. With respect to any non-U.S. Deposit Securities, when the applicable local sub-custodian(s) have confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the applicable local sub-custodian or sub-custodians, the Transfer Agent and the Investment Adviser shall be notified of such delivery, and the Trust will issue, and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+1” basis (one Business Day after trade date) unless the Fund and Authorized Participant agree to a different Settlement Date. However, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+1 basis in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates or ex-dividend dates (the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.
To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Trust will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 110%, which NTI may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered to the Custodian no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Trust’s current procedures require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Trust’s Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Circumstances under which the Trust may use the cash collateral to purchase the missing Deposit Securities include when missing Deposit Securities are not received by 2:00 p.m., Eastern time, on the Settlement Date or in the event a marked-to-market payment is not made within one Business Day following notification by the Transfer Agent that such a payment is required. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Transfer Agent. The Trust reserves the right to buy the missing Deposit Securities at any time and the Authorized Participant will be liable to the Trust for any shortfall between the cost to the Trust of purchasing such securities and the value of the cash collateral. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the cash collateral once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Cash Transactions. The Northern Trust Ultra-Short Fixed Income ETF may effect purchases and redemption orders of a Creation Unit of shares of the Fund solely for cash. A Fund that intends to effect all or a portion of redemptions, as applicable, for cash, rather than in-kind, may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If a Fund recognizes gain on these sales, this generally will cause the recognition of gain that might not otherwise have been recognized if it had not effected a redemption order either partly or entirely with cash, or to recognize such gain sooner than would otherwise be required. The Funds generally intend to distribute these gains to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF that satisfies redemption in-kind with portfolio securities.
Cash Purchase Method. When cash purchases of Creation Units are specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. The investor must pay the cash equivalent of the designated Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset certain brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the Authorized Participant will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases. The transaction fees for in-kind and cash purchases of Creation Units are described below.
Purchase Transaction Fee. Purchasers of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors who use the services of a broker, or other such intermediary, may be charged a fee for such services. A fixed purchase transaction fee is imposed on the Authorized Participant to offset certain transfer and other transaction costs associated with the issuance of Creation Units. The standard purchase transaction fee will be the same with respect to an order regardless of the number of Creation Units purchased. The Trust may from time to time waive the standard transaction fee, including in connection with an Authorized Participant’s investment of seed capital in a Fund. The Authorized Participant may also be required to pay an additional variable charge to offset certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from cash purchases of Creation Units (up to the maximum amount shown below). Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser also may be assessed an additional variable transaction charge (up to the maximum amount shown below). To the extent a Fund cannot recoup the amount of transaction costs incurred in connection with a purchase, those transaction costs will be borne by a Fund’s remaining shareholders and negatively affect a Fund’s performance. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. This table is subject to revision from time to time.
FUND	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchase*
Northern Trust Ultra-Short Fixed Income ETF	$0	3.00%
Northern Trust Core Bond ETF	$0	3.00%

*
As a percentage of the net asset value per Creation Unit.
Redemption of Creation Units. Shares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market, but must accumulate enough Fund shares to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.
With respect to each Fund, NTI makes available through the NSCC prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the portfolio securities or instruments that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Unless cash redemptions are specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by NTI through the NSCC on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below (“Cash Redemption Amount”). The redemption transaction fee described below is deducted from such redemption proceeds. In the event that the Fund Securities have a value greater than the NAV of the Fund shares, a cash payment equal to such difference is required to be made by or through an Authorized Participant by the redeeming shareholder.
On a given Business Day, the Trust may require all Authorized Participants redeeming Creation Units on that day to receive an amount of cash (that is a “cash in lieu” amount) to replace any Fund Security that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed above) or, in the case of a non-U.S. Fund Security, the security or instrument is not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances. The Trust also reserves the right to permit a “cash in lieu” amount to replace any Fund Security which may not be eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting or if a shareholder would be subject to unfavorable income tax treatment if the shareholder received redemption proceeds in kind. On a given Business Day, the Trust may announce before the open of trading that all redemptions of Creation Units of a Fund on that day will be made entirely in cash or, upon receiving a redemption order for Creation Units of the Fund from an Authorized Participant, the Trust may determine to require that redemption to be made entirely in cash, rather than in-kind.
When cash redemptions of Creation Units are specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. The investor will receive the cash equivalent of the designated Fund Securities it would otherwise have received through an in-kind redemption, plus the same Cash Redemption Amount required to be paid to an in-kind redeemer. In addition, to offset the Trust’s brokerage and other transaction costs associated with a cash redemption, the Authorized Participant will be required to pay a fixed redemption transaction fee, plus an additional variable charge for cash redemptions, which is expressed as a percentage of the value per Creation Unit. The transaction fees for in-kind and cash redemptions of Creation Units are described below.
Investors will bear the costs of transferring the Fund Securities from the Trust to their account on the order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. A fixed redemption transaction fee is imposed on the Authorized Participant to offset certain transfer and other transaction costs associated with the redemption of Creation Units. The standard redemption transaction fee will be the same with respect to an order regardless of the number of Creation Units redeemed. The Trust may from time to time waive the standard transaction fee, including in connection with an Authorized Participant’s redemption of seed capital invested in a Fund. The Authorized Participant may also be required to pay a variable transaction fee to offset certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from cash redemptions of Creation Units (up to the maximum amount shown below). Where the Trust requires or permits an in-kind redeemer to substitute cash in lieu of receiving a portion of the Deposit Securities, the redeemer also will be assessed an additional variable transaction charge (up to the maximum amount shown below). To the extent a Fund cannot recoup the amount of transaction costs incurred in connection with a redemption, those transaction costs will be borne by a Fund’s remaining shareholders and negatively affect a Fund’s performance. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below.
FUND	Fee for In-Kind and Cash Redemptions	Maximum Additional Variable Charge for Cash Redemption*
Northern Trust Ultra-Short Fixed Income ETF	$0	2.00%
Northern Trust Core Bond ETF	$0	2.00%

*
As a percentage of the net asset value per Creation Unit, inclusive of the standard transaction fee.
Placement of Redemption Orders For The Funds. Orders to redeem Creation Units of a Fund must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order in good form to redeem Creation Units outside the Clearing Process will be received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Transfer Agent no later than 10:00 a.m., Eastern time, on the contracted settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has received an order for redemption outside the Clearing Process, the Trust will initiate procedures to transfer the requisite Fund Securities, which are generally expected to be delivered within one Business Day (unless the Fund and Authorized Participant agree to a different Settlement Date) and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for a Fund may take longer than one Business Day (unless the Fund and Authorized Participant agree to a different Settlement Date) after the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. In certain cases, Authorized Participants will redeem and create Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.
Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request through an Authorized Participant should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request through an Authorized Participant to redeem Creation Units should allow sufficient time to permit proper submission of the request by such Authorized Participant and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
In connection with taking delivery of shares of non-U.S. Fund Securities upon redemption of shares of a Fund, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
Issuance of Redemption Proceeds. To the extent permitted by an Authorized Participant’s agreement with the Distributor, in the event the Authorized Participant has submitted a redemption order in proper form but is unable to transfer all of the Fund shares required to redeem the redemption order to the Custodian at or prior to 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date, the Fund at its discretion may, in reliance on the undertaking by the Authorized Participant to deliver all of the Fund shares required to redeem the redemption order as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 110%, which NTI may change from time to time, of the value of the entire redemption order (marked-to-market daily). Such cash collateral must be requested no later than 10:00 a.m. Eastern time, and delivered to the Custodian no later than 2:00 p.m., Eastern time, on the Listing Exchange business day after the date of submission of such redemption request. The Trust’s current procedures require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Trust’s Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Trust reserves the right to purchase Fund shares or acquire portfolio securities underlying such shares at any time and the Authorized Participant will be liable to the Trust for any shortfall between the cost to the Trust of purchasing such shares or portfolio securities and the value of the cash collateral. The Fund will only return the collateral provided by the Authorized Participant once the Fund verifies that all Fund shares for the corresponding redemption order have settled at the Trust’s Custodian.
The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Trust according to the procedures set forth under “Determination of Net Asset Value” in the Funds’ Prospectus and “Net Asset Value” below computed on the Business Day on which a redemption order is deemed received in good form by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to Transfer Agent prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by Trust on such Transmittal Date. If, however, a redemption order is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order may be rejected and the investor will be liable to the Trust for losses, if any, resulting therefrom. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is received in good order by the Trust, (i.e., the Business Day on which the shares of the relevant Fund are delivered through DTC to the Transfer Agent by the DTC Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the portfolio securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of portfolio securities of the Fund).
Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to particular securities included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.
Because the portfolio securities of a Fund may trade on the relevant exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.
The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
Custom Baskets. The Funds will accept “custom baskets” and as a result Creation Unit baskets may differ. A custom basket may consist of the following: (i) a basket that is composed of a non-representative selection of a Fund’s portfolio holdings; (ii) a basket that is representative of a Fund’s portfolio holdings and is different from the initial basket used in transactions earlier on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. The Funds have adopted policies and procedures that govern the construction and acceptance of baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of the Funds and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of NTI employees who are required to review each custom basket for compliance with those parameters. The policies and procedures impose different requirements for different types of custom baskets. NTI has established a governance process to oversee basket compliance for the Funds, as set forth in the Funds’ policies and procedures.
TAXES
The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.
The discussions of the federal income tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.
Federal - General Information
Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.
Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which (a) the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.
Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.
Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions (including distributions attributable to tax-exempt income) to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.
The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) by the end of each calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.
Each Fund intends to distribute annually substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 21%) on the amount retained. In that event, such Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who, in such case, (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by such Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the amount of undistributed capital gains included in the shareholder’s income reduced by their proportionate share of the taxes paid. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by such Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (“IRS”).
Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, regardless of how long a shareholder has held shares of such Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.
If an individual trust or estate receives a qualified dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of such Fund, and as a capital gain thereafter (if the shareholder holds his shares of such Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in such Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (that is, the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date such Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
The Funds may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either: (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit; or (2) to take that amount as an itemized deduction. The Funds not eligible to make this election and eligible Funds that do not make the election will be entitled to deduct such taxes in computing the amounts they are required to distribute.
BACK-UP WITHHOLDING
In certain cases, if a shareholder: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the IRS; (3) has failed to certify that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien), 24% of the dividends and distributions payable to such shareholder will be withheld and remitted to the U.S. Treasury.
SECTIONS 351 AND 362
The Trust on behalf of each Fund has the right to reject an order for a purchase of shares of a Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, such Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
NET CAPITAL LOSS CARRYFORWARDS
A Fund is permitted to carry forward unused capital losses for an unlimited period. Capital loss carry forwards will retain their character as either short-term or long-term capital losses. As of October 31, 2025, the following Funds had available post-enactment capital loss carry forwards as set forth below:
Fund	Short-Term	Long-Term	Total
Northern Trust Ultra-Short Fixed Income ETF	$286,796	$0	$286,796
Northern Trust Core Bond ETF	$4,445,080	$13,041,597	$17,486,677
EXCESS INCLUSION INCOME
Certain types of income received by a Fund from REITs, REMICs, taxable mortgage pools or other investments may cause a Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may: (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) as UBTI cause a charitable remainder Trust to be subject to a 100% excise tax on its UBTI; (3) not be offset against net operating losses for tax purposes; (4) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (5) cause a Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.
Taxation of INCOME FROM Certain Financial Instruments
The tax principles applicable to transactions in variable rate debt instruments, financial instruments and futures contracts and options that may be engaged in by a Fund including the effect of fluctuations in the value of foreign currencies, are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring such Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.
SALES OF SHARES
Upon the sale or exchange of shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the basis of the shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Except as provided below, such gain or loss will be treated as capital gain or loss if the shares are held as capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.
A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your shares with respect to reporting of cost basis and available elections for your account.
OTHER TAXES
Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.
TAXATION OF NON-U.S. SHAREHOLDERS
Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W- 8BEN or W-8BEN-E, as applicable, certifying its entitlement to benefits under a treaty. Certain interest related dividends and short term capital gain dividends as designated by a Fund are not subject to this 30% withholding tax if the shareholder provides a properly completed Form W-8BEN or W-8BEN-E, as applicable. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.
In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.
Certain dividends paid to a non-U.S. shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to a U.S. withholding tax at a 30% rate. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
REPORTING
If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder may be required to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.
The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this Statement of Additional Information. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
NET ASSET VALUE
Net asset value is determined as indicated under “Determination of Net Asset Value” in the Funds’ Prospectus.
The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time and credit will be given on the next business day. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff. The Trust reserves the right to reprocess purchase and redemption transactions that were processed at a NAV other than the Fund’s official closing NAV. For instance, if a pricing error is discovered that impacts a Fund’s NAV, the corrected NAV would be the official closing NAV and the erroneous NAV would be a NAV other than the Fund’s official closing NAV. Those transactions that were processed using the erroneous NAV may then be reprocessed using the official closing NAV.
The investments of the Funds are valued at fair value pursuant to the pricing policy and procedures approved by the Board. The Funds’ investments are valued using market quotations when available. The Board has designated NTI as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determinations relating to any or all Fund investments. Accordingly, when market quotations are not readily available, are deemed unreliable, or do not reflect material events occurring between the close of local markets and the time of valuation, NTI values Fund securities at fair value as determined in good faith in accordance with the Funds’ fair value pricing procedures as approved by the Board. Such circumstances include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news affecting an issuer is released, such as government approvals. The Board oversees NTI in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. Additionally, NTI, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by NTI on behalf of a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters.
DIVIDENDS AND DISTRIBUTIONS
GENERAL POLICIES
Dividends from net investment income, including any net foreign currency gains, are generally declared and paid monthly and any net realized securities gains, if any, generally are distributed at least annually. In order to comply with the distribution requirements of the Code, dividends may be declared and paid more frequently for the Fund. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The

Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.
Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.
DIVIDEND REINVESTMENT SERVICE
No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same
Fund purchased in the secondary market.
OTHER INFORMATION
COUNSEL
Stradley Ronon Stevens & Young, LLP, with offices at 2005 Market Street, Suite 2600, Philadelphia, PA 19103-7018, is counsel to the Trust.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP, located at 111 South Wacker Drive, Chicago, Illinois 60606-4301, serves as the independent registered public accounting firm of the Trust, audits the Funds’ financial statements and may perform other services.
ADDITIONAL INFORMATION
Each Fund intends to comply with the regulations of the CFTC exempting it from registration as a “Commodity Pool Operator.” Each Fund is operated by persons who have claimed an exclusion from the definition of the term “Commodity Pool Operator” with respect to a Fund under the Commodity Exchange Act and, therefore are not subject to registration or regulations as a pool operator with respect to the Fund under such Act.
The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act with respect to the securities offered by the Trust’s Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC.
Statements contained in the Prospectus or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.
FINANCIAL STATEMENTS
The audited financial statements of the Northern Trust Ultra-Short Fixed Income ETF and the Northern Trust Core Bond ETF and related report of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the Annual Financial Statements and Other Information on Form N-CSR for the fiscal year ended October 31, 2025 (the “Annual Report”) are hereby incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. Copies of the Funds’ Annual and Semi-Annual Reports, and the Funds' financial statements may be obtained upon request and without charge, by writing to Northern Trust ETFs, c/o Foreside Fund Services, LLC, 190 Middle Street, Suite 301, Portland, ME 04101 or by calling 1-855-353-9383 (toll free).

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:
“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.
Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.
“NR” – This indicates that a rating has not been assigned or is no longer assigned.
Moody’s Ratings (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term debt obligations.
“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term debt obligations.
“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term debt obligations.
“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
“NR” – Is assigned to an unrated issuer.
Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term
-A- 1

vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. A long-term rating can also be used to rate an issue with short maturity. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:
“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“C” – Securities possess high short-term default risk. Default is a real possibility.
“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Plus (+) or minus (-) – The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For the short-term rating category of “F1”, a “+” may be appended.
“NR” – Is assigned to an unrated issue of a rated issuer.
The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The short-term obligations rated in this category typically have a term of shorter than one year. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.
The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:
“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
-A- 2

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Long-Term Credit Ratings
The following summarizes the ratings used by S&P Global Ratings for long-term issues:
“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
-A- 3

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.
Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
“NR” – This indicates that a rating has not been assigned, or is no longer assigned.
Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.
Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of 11 months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
“NR” – Is assigned to unrated obligations.
Fitch’s long-term ratings consider the obligations’ relative vulnerability to default. Typically, long-term ratings have a timeframe of over to 13 months for corporate, sovereign, and structured obligations and over 36 months for obligations in U.S.
public finance markets. The following summarizes long-term ratings used by Fitch:
-A- 4

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Securities considered to be speculative. “BB” ratings indicate elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.
“CCC” – A “CCC” rating indicates that substantial credit risk is present.
“CC” – A “CC” rating indicates very high levels of credit risk.
“C” – A “C” rating indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to “AAA” ratings or ratings below the “CCC” category.
“NR” – Is assigned to an unrated issue of a rated issuer.
The DBRS Morningstar long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:
“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.
“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.
“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
-A- 5

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.
“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Municipal Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
•Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Municipal Short-Term Note rating symbols are as follows:
“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.
“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.
For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.
Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.
MIG Scale
“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
-A- 6

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
“NR” – Is assigned to an unrated obligation.
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.
“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
“NR” – Is assigned to an unrated obligation.
About Credit Ratings
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.
Fitch’s credit ratings relating to issuers are forward-looking opinions on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
DBRS Morningstar provides independent credit ratings services for financial institutions, corporate and sovereign entities and structured finance products and instruments. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an entity or security. The Rating Committee process facilitates rating decisions, which are a collective
-A- 7

assessment of DBRS Morningstar’s opinion rather than the view of an individual analyst. Ratings are based on sufficient information that incorporates both global and local considerations and the use of approved methodologies. They are independent of any actual or perceived conflicts of interest. DBRS Morningstar credit ratings are formed and disseminated based on established methodologies, models and criteria (Methodologies) that apply to entities and securities that we rate, including corporate finance issuers, financial institutions, insurance companies, public finance and sovereign entities as well as Structured Finance transactions. DBRS Morningstar methodologies are periodically reviewed and updated by the team.
-A- 8

APPENDIX B
-B- 1

PROXY VOTING POLICIES & PROCEDURES

Effective Date March 2, 2026

These policies and procedures apply to the voting of proxies by Northern Trust Corporation affiliates (“Northern Trust”) for accounts over which Northern Trust has been granted proxy voting discretion.

i

NORTHERN TRUST

PROXY VOTING

POLICIES AND PROCEDURES

These policies and procedures apply to the voting of proxies by Northern Trust Corporation affiliates (“Northern Trust”) for accounts over which Northern Trust has been granted proxy voting discretion.

The fundamental precept followed by Northern Trust in voting proxies is to ensure that the manner in which shares are voted is in the best interests of clients/beneficiaries and the value of the investment. As used in these policies and procedures, the term “clients/beneficiaries” means any person or entity having the legal or beneficial ownership interest, as the case may be, in a trust, custody or investment management account over which Northern Trust has discretionary proxy voting authority.

SECTION 1.	PROXY COMMITTEE

Northern Trust’s Proxy Committee has responsibility for the adoption, content, interpretation and application of the Proxy Guidelines described in Section 2. Membership of the Proxy Committee consists of a group of senior Northern Trust investment and compliance officers. Meetings of the Proxy Committee may be called by the Chairperson or, in his or her absence, by any two committee members. Meetings may be conducted in person or telephonically. A majority of committee members present (in person or by proxy) will constitute a quorum for the transacting of business at any meeting. The approval of proxy votes or changes to these policies and procedures or the Proxy Guidelines may be made by majority vote of those present (in person or by proxy) at a meeting called for that purpose. Alternatively, the Committee may approve proxy votes or changes to these policies and procedures or the Proxy Guidelines described in Section 2 by a majority vote communicated telephonically (without a meeting) or electronically, provided that any action so approved is properly documented and reflected in minutes of the next meeting of the Committee.

SECTION 2.	PROXY VOTING GUIDELINES

Northern Trust has adopted guidelines and procedures (together and as from time to time amended, the “Proxy Guidelines”) governing proxy voting for accounts over which Northern Trust has been granted proxy voting discretion.

Absent the special circumstances described in these policies and procedures, generally Northern Trust will exercise its proxy voting discretion in accordance with the applicable proxy guidelines designated in the client agreement or as otherwise disclosed to clients.

On an annual basis, Northern Trust’s Proxy Committee shall review the Proxy Guidelines and notify clients/beneficiaries of any material revisions to the Proxy Guidelines.

1

SECTION 3.	USE OF THIRD PARTY PROXY VOTING SERVICE PROVIDERS

Northern Trust may delegate to one or more independent third party proxy voting services (“Proxy Voting Service” or “Proxy Voting Services”), the responsibility to review proxy proposals and to make voting recommendations to the Proxy Committee, and to execute proxy voting instructions in a manner consistent with the Proxy Guidelines. For proxy proposals described under the Proxy Guidelines, Northern Trust has provided supplementary instructions to the Proxy Voting Service(s) to guide it in making vote recommendations. In addition, Northern Trust has instructed the Proxy Voting Service not to exercise any discretion and to seek guidance from Northern Trust whenever it encounters situations that are either not covered by the Proxy Guidelines or where application of the Proxy Guidelines is unclear. In the event that the Proxy Voting Service does not or will not provide recommendations with respect to any specific proxy proposals for securities over which Northern Trust or its affiliates have proxy voting discretion, the relevant proxy analyst at Northern Trust responsible for the relevant issuer or its business sector shall be responsible for reviewing the proxy proposal and making a voting recommendation to the Proxy Committee consistent with the Proxy Guidelines.

The Proxy Committee will review the Proxy Voting Service(s) on an annual basis. In connection with that review, it generally will assess each of the following factors along with other additional factors, if any, the Proxy Committee deems relevant: (1) the Proxy Voting Service’s capacity and competency in analyzing proxy issues and executing proxy related services; (2) the adequacy of the Proxy Voting Service’s staffing and personnel; (3) whether the Proxy Voting Service has robust policies and procedures that enable it to make proxy voting recommendations based on current and accurate information and implement the proxy voting services offered; and (4) the Proxy Voting Service’s ability to identify and address any real or potential conflicts of interests that exist or may have existed between the firm and its employees and the execution of proxy voting services provided to Northern Trust. The Proxy Committee will also regularly monitor the Proxy Voting Service(s) by requesting information from the Proxy Service(s) to determine whether any real or potential conflicts of interest exist as a result of changes to the firm’s business or internal policies. The Proxy Voting Service(s) will also be required to proactively communicate any (i) business changes or (ii) changes and updates to the firm’s policies and procedures that could impact the adequacy and quality of the proxy voting services or the firm’s ability to effectively manage conflicts.

SECTION 4.	APPLICATION OF PROXY GUIDELINES

It is intended that the Proxy Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise specifically provided in these policies and procedures, the Proxy Committee may vote proxies contrary to the recommendations of the Proxy Voting Service, or, in the circumstances described in Section 3 above, a Northern Trust proxy analyst, if it determines such action to be in the best interests of Northern Trust clients/beneficiaries. In the exercise of such discretion the Proxy Committee may take into account a wide array of factors relating to the proxy voting matter under consideration, the nature of the proposal, and the company involved. As a result, a proxy voting proposal may be voted in one manner in the case of one company and in a different manner in the case of another company where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in

2

the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in full context. For example, a particular proxy voting proposal may be acceptable on a stand- alone basis, but objectionable when part of an existing or proposed proxy voting package, such as where the effect may be to entrench management. Special circumstances may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote after taking into account the clients/beneficiaries circumstances, including adhering to special voting instructions from the clients/beneficiaries.

SECTION 5.	PROXY VOTING CHOICE

Northern Trust offers fund participants in select pooled investment vehicles the option to select from a menu of Proxy Guidelines options designated by Northern Trust (“Proxy Voting Choice”). The Proxy Guidelines eligible to be used in a Proxy Voting Choice menu are described in Exhibit A.

Portfolio management teams for Northern Trust Investments, Inc. and Northern Trust Global Investments, Inc., in consultation with the appropriate subject matter experts as needed (e.g., Stewardship, Institutional Client Group, Operations, Compliance, Legal, and outside counsel), generally have the responsibility for identifying the Proxy Guidelines most suitable to a fund’s investment objectives (the “Default Proxy Guidelines” of the fund).

Participation in Proxy Voting Choice is elective. Participants in eligible funds may voluntarily select from the menu of Proxy Guidelines, and once selected, proxies for the eligible fund will be voted on a pro-rata share basis in accordance with the participant’s selection. The Default Proxy Guidelines shall apply to the pro-rata shares of all participants who do not choose to elect an option from the Proxy Voting Choice menu offered. Except under special circumstances, Proxy Guidelines will be applied at the account level for fund clients, and at the transfer agent or investment level for transfer agent clients. If a client holds two funds in two separate trust accounts, or direct at the transfer agent, then separate Proxy Guideline elections can be accommodated. In the event a client wants to operationally have multiple Proxy Guidelines applied for different accounts or fund investments, this can be manually applied upon written confirmation. Furthermore, in certain markets or situations where split voting is not permitted, the Default Proxy Guidelines will apply to all voting matters on behalf of all fund participants.

As a fiduciary to its pooled funds, Northern Trust must ensure that votes exercised for the pooled funds that it manages are cast in a pooled funds interest and in accordance with policies and procedures that are prudently designed to meet legal and regulatory requirements applicable to the pooled funds. As such, the Proxy Committee reviews all third-party voting policies prior to their availability for use for Proxy Voting Choice to ensure they are consistent with applicable fiduciary standards and suitable for most pooled fund investment objectives and policies. Some factors that the Proxy Committee may consider include, whether the third-party provider follows a fiduciary process in developing proxy voting procedures and guidelines, the manner in which the third-party’s procedures to into consideration material facts and circumstance specific to each

3

voting decision. The Proxy Committee may also consider client feedback in relation to specific guideline orientations or strategy approaches which they would like to have offered.

SECTION 6.	MATERIAL CONFLICTS OF INTEREST

Northern Trust has sought to address proxy related conflicts of interest in various ways, including the establishment, composition and authority of the Proxy Committee, and the delegation of primary responsibility for proxy review and vote recommendation functions to the Proxy Voting Service. For these reasons, the potential for conflicts of interest in the voting of proxies generally arises only where the Proxy Committee is considering the possibility of voting in a manner contrary to a vote recommendation received from the Proxy Voting Service or where the Proxy Voting Service has not provided a vote recommendation. In these situations, the Proxy Committee will need to determine whether a material conflict of interest exists. For example, a material conflict of interest could arise when a proxy relates to the following non-exclusive types of issues:

•	Securities issued by Northern Trust Corporation or its affiliates.
•	Matters in which Northern Trust has a direct financial interest (such as shareholder approval of a change in mutual fund advisory fees where Northern Trust is the fund advisor).
•

Instances where Northern Trust, its board members, executive officers, and/or others maintain relationships with the issuers of securities, proponents of shareholder proposals, participants in proxy contests, corporate directors or candidates for directorships.

•	Instances where an attempt has been made to directly or indirectly influence the voting recommendation that is made.

Where the Proxy Committee determines that it is subject to a material conflict of interest, it may resolve the conflict in any of the following ways, which may vary, consistent with its duty of loyalty and care, depending on the facts and circumstances of each situation and the requirements of applicable law:

•	Following the vote recommendation of an independent fiduciary appointed for that purpose;
•	Voting pursuant to client direction;
•	Abstaining; or
•	Voting pursuant to a “mirror voting” arrangement (under which shares are voted in the same manner and proportion as some or all of the other shares not voted by the Proxy Committee).

For proxies issued by the Northern Trust Corporation that are held in accounts where Northern Trust has voting discretion, Northern Trust will generally abstain from voting on all votable ballot items.

4

SECTION 7.	PROXY VOTING RECORDS; CLIENT DISCLOSURES

Northern Trust will maintain the following records relating to proxy votes cast under these policies and procedures:

A.	A copy of these policies and procedures and accompanying exhibits
B.	A copy of each proxy statement Northern Trust receives regarding client securities.
C.	A record of each vote cast by Northern Trust on behalf of a client.
D.	A copy of any document created by the Proxy Committee that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision.
D.

A copy of each written client request for information on how Northern Trust voted proxies on behalf of the client, and a copy of any written response by Northern Trust to any (written or oral) client request for information on how Northern Trust voted proxies on behalf of the requesting client.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. Northern Trust may rely on one or more third parties to make and retain the records referred to in items B. and C. above.

The Proxy Committee will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request. It is generally the policy of Northern Trust not to disclose its proxy voting records to third parties, except as may be required by applicable laws and regulations.

SECTION 8.	ERISA ACCOUNTS

For plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA Plans”), it is considered a fiduciary act to manage the voting rights that are connected to ERISA Plan assets that are shares of stock. ERISA Plans are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Northern Trust, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA, including the fiduciary duty of prudence, the exclusive benefit rule, and the duty to act in accordance with the plan documents. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries.

ERISA fiduciaries may decide not to vote on a proxy or exercise a shareholder right. When deciding whether to vote on a proxy, fiduciaries must carry out their duties: (i) prudently, and (ii) solely in the interests of the participants and beneficiaries and for the exclusive purpose of providing benefits to participants and beneficiaries and defraying the reasonable expenses of administering the ERISA Plan. Specifically, when deciding whether to vote on a proxy, a fiduciary must:

•	act solely in accordance with the economic interest of the plan and its participants and beneficiaries;
•	consider any costs involved;
•	not subordinate the interests of the participants and beneficiaries in their retirement income or

5

financial benefits under the plan to any other objective;
•	evaluate relevant facts that form the basis for any particular proxy vote or other exercise of shareholder rights; and
•	exercise prudence and diligence in the selection and monitoring of persons, if any, selected to exercise shareholder rights or otherwise advise on or assist with exercises of shareholder rights.

This Policy is designed to ensure proxy voting decisions are made in accordance with the fiduciary obligations listed above.

ERISA fiduciaries may engage with a Proxy Voting Service to provide recommendations regarding proxies. However, the fiduciary must first determine that such proxy advisor firm or service provider’s proxy voting guidelines are consistent with the fiduciary’s obligations described above. Northern Trust reviews the Northern Trust Proxy Guidelines and Proxy Voting Services on an annual basis, as described in Sections 2 and 3 of this Policy.

For avoidance of doubt, this Policy provides that the authority to vote a proxy shall be exercised pursuant to specific parameters prudently designed to serve the plan’s interests in providing benefits to participants and their beneficiaries and defraying reasonable expenses of administering the plan; and is periodically reviewed for compliance, as described in Section 2 of this Policy. However, this policy does not (i) preclude a fiduciary from submitting a proxy vote when the fiduciary has prudently determined that the matter being voted upon will have a significant effect on the value of the investment, or the investment performance of the plan’s assets, after accounting for the costs involved; or (ii) require a fiduciary to submit a proxy vote when the fiduciary has prudently determined that the matter being voted upon will not have a significant effect on the value of the investment, or the investment performance of the plan’s assets, after accounting for the costs involved.

Generally, an ERISA Plan’s trustee will have the exclusive responsibility to vote the proxies unless:

•	the trustee is subject to the direction of a named fiduciary who is not a trustee;
•	the named fiduciary delegates to an investment manager the authority to manage, acquire, or dispose of plan assets; or
•	the named fiduciary delegates to an investment manager the authority to manage, acquire, or dispose of certain assets, but retains the right to direct the trustee when voting proxies.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. It is the policy of Northern Trust to follow the provisions of a plan’s governing documents in the voting of employer securities unless it determines that to do so would breach its fiduciary duties under ERISA.

6

In general, for pooled investment vehicles that are treated as “plan assets” for purposes of ERISA, investing plan clients that are subject to ERISA will be required to accept this Policy as a condition of investment. For pooled investment vehicles that have implemented “Proxy Voting Choice,” the fiduciary of an investing plan may choose guidelines other the Default Proxy Guidelines described in Section 5, except for the Climate guidelines. If the plan fiduciary chooses guidelines other than the Default Proxy Guidelines, the plan fiduciary is responsible for determining, and has made a determination that, the selected proxy voting policy is consistent with ERISA and the plan’s own proxy voting policies/guidelines. Once guidelines are selected, proxies for the eligible fund will be voted on a pro-rata share basis in accordance with the guidelines that were selected. The Default Proxy Guidelines shall apply to the pro-rata shares for those who do not choose to elect an option from the Proxy Voting Choice menu.

SECTION 9.	MUTUAL FUNDS

Proxies of registered management investment companies will be voted subject to any applicable investment restrictions of the fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.

SECTION 10.	OTHER SPECIAL SITUATIONS

Northern Trust may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Northern Trust must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, Northern Trust will not vote those proxies in the absence of an unusual, significant vote. Various accounts over which Northern Trust has proxy voting discretion participate in securities lending programs administered by Northern Trust or a third party. Because title to loaned securities passes to the borrower, Northern Trust will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Northern Trust has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where Northern Trust believes the benefits of voting the security outweigh the costs of terminating the loan, consistent with the terms and conditions of Northern Trust’s procedures for recall of securities out on loan. In such instances, Northern Trust shall recall the shares on loan on a best efforts basis.

7

EXHIBIT A. PROXY GUIDELINES

Northern Trust’s Proxy Committee has responsibility for the adoption, content, interpretation and application of the Proxy Guidelines described in Section 2.

As of the of the effective date of these policies and procedures1 each of the Proxy Guidelines listed below have been either internally developed or reviewed, and adopted by the Proxy Committee.

Guideline Name	Strategy Approach	Guideline Description Link(s)[2]
Northern Trust Proxy Guidelines	Guidelines developed by Northern Trust’s Proxy Voting Committee under a fundamental precept of ensuring the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. The guidelines take into consideration common and best market practice standards in governance to promote total shareholder value and risk mitigation while applying a thoughtful and considered approach to environmental and social issues.	US and Non-US Securities

Socially Responsible Investor (SRI)	The SRI guidelines were developed by a third party to be consistent with the dual objectives of socially responsible shareholders - economic returns and good corporate governance, as well as ethical behavior of corporations and the social and environmental impact of the actions or companies in which they invest.	US Securities Non-US Securities

Taft-Hartley	Developed specifically for Taft-Hartley pension funds & investment managers, as well as AFL-CIO aligned accounts, the Taft-Hartley guidelines were developed by a third party based on the AFL-CIO. The guidelines are fully compliant with the fiduciary voting responsibilities of the Taft Hartley Labor Act.	US Securities Non-US Securities

Board Aligned	The Board-Aligned guidelines were developed by a third party for investors who generally prefer to vote in a manner that upholds foundational corporate governance principles, while generally following the board’s recommendation around environmental and social matters.	US Securities Non-US Securities

Climate	The Climate guidelines were developed by a third party to be consistent with widely recognized climate frameworks including the TCFD, GRI, and SASB standards. They are intended to balance the need for good disclosure on climate-related risks along with evaluation of a company’s preparedness to face and mitigate climate risks in a low carbon economy as well as alignment with global climate norms expectations (e.g. SFDR). On matters of corporate governance and executive compensation the Climate guidelines approach is based on principles of best practice and a focus on creating and preserving long-term economic value.	US Securities Non-US Securities

1 This is the effective date from which the Proxy Committee has last developed or reviewed, and adopted or re-affirmed the Proxy Guideline. Each Proxy Guideline has its own effective or last amended date.

2 These links are current as of the Effective Date of these policies and procedures and may be superseded by more current versions.

8

PROXY VOTING GUIDELINES

Effective Date February 1, 2026

NTAC:3NS-20

i

NTAC:3NS-20

ii

I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

Northern Trust generally votes for director nominees in uncontested elections absent countervailing factors such as a lack of director independence (see below), chronic, unjustified absenteeism, concerns regarding the inattentiveness of the nominee, including the number of public company boards on which the nominee sits, and if the nominee sits on an audit, compensation or risk committee, concerns regarding the actions taken by such committees.

B. Director Independence

For any situations not already covered by a rule or regulation, Northern Trust will generally vote for shareholder proposals requesting that the board of a company be comprised of a majority of independent directors and will generally vote against shareholder proposals requesting that the board of a company be comprised of a supermajority of independent directors. Northern Trust generally votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively and withholds votes for the election of non-independent directors serving on an audit, compensation or nominating committee or board.

Northern Trust generally leaves the choice of chairman to the board’s discretion as Northern Trust’s support for proposals that principal committees consist exclusively of independent directors and that the board be comprised of a majority of independent directors provides sufficient checks and balances. However, Northern Trust will vote case by case on whether to support shareholder resolutions seeking the separation of chairman and CEO in circumstances where shareholder interests may be better served by having an independent chair. Such circumstances may include, during periods of organizational re-structuring, during periods of sustained under performance relative to peers, during a period of leadership transition, or where concerns arise as to the sufficiency of independence the board has from management.

Northern Trust generally supports the listing standards or local market practice on non-executive director independence. Northern Trust may apply a stricter standard for director independence at companies that exhibit poor governance practices. A non-executive director in these instances would not be considered independent if he or she:

•	Has been an employee of the company within the last five years;
•	Has, or has had within the last three years, a material business relationship with the company;
•	Is a company founder;
•	Represents a significant shareholder; or
•	Has close family ties with any of the company’s advisers, directors, or senior employees.

1

C. Director Attendance

Northern Trust will vote case by case on individual directors who attend fewer than 75 percent of board and board-committee meetings for two consecutive years.

D. Lead Independent Director

Northern Trust generally votes for shareholder proposals in support of the appointment of a lead independent director.

Northern Trust expects the role of the lead independent director to be set out within the board’s governance charter, with clearly defined powers that should include at minimum the ability to:

•	serve as a liaison between the company’s independent directors and the CEO;
•	lead the annual evaluation of the CEO’s performance and the annual evaluation of the independent board of directors;
•	be available for consultation and direct communication with major stockholders, if they so request;
•	approve meeting agendas for the board and the nature of information sent to the board;
•	call a special meeting of the board or a special executive session of the independent directors; and
•	add items to the agenda of any regular or special meeting of the board deemed necessary or advisable.

E. Overboarding Issues

Northern Trust generally votes against a director nominee if it is a CEO who sits on more than two public boards or a non-CEO who sits on more than four public boards.

F. Inclusivity

Companies benefit from having a wide range of perspectives and experiences on their boards and within senior management, including improved innovation and identification of business opportunities, effective leadership, productivity and connection with the workforce. Northern Trust believes that an effective board should be comprised of directors with a mix of skills and experience to ensure the Board has the necessary tools to perform its oversight function effectively; this includes a broad spectrum of experience and other attributes that are inclusive of the perspectives among a company’s shareholders, customers, and other critical stakeholders. To this end, we expect boards to provide sufficient disclosure on the range of skills, and experience that each director provides and how it aligns to effectively oversee the company’s business strategy. Northern Trust may vote against one or more incumbent directors of the nominating committee where we have concerns relating to the composition of the board, including where there is insufficient disclosure to adequately assess the mix of skills and experience.

In markets where there are regulatory expectations, listing standards, or minimum quotas with respect to board membership, Northern Trust will generally apply the same expectations.

2

G. Stock Ownership Requirements

Northern Trust generally votes against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

H. Board Evaluation and Refreshment

The board needs to ensure that it is positioned to change and evolve with the needs of the company. Boards should, on at least an annual basis, formally evaluate the CEO, the board as a whole, and individual directors. Evaluation of the board as a whole should consider the balance of skills, experience, independence, and knowledge of the company on the board relative to the company’s long-term strategic plan. Evaluation of the board should also consider the board’s composition, how the board works together as a unit, and other factors relevant to its effectiveness. Individual evaluation should aim to show whether each director continues to contribute effectively and to demonstrate commitment to the role.

We expect the board to disclose in its annual report or proxy statement how performance evaluation of the board, its committees and its individual directors has been conducted. Northern Trust may vote against the independent chair, lead independent director or presiding director in circumstances where the board appears to lack mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers.

Northern Trust does not consider mandatory retirement age caps or term limits to be appropriate in circumstances where shareholder interests may be better served by a longer-serving non-executive director remaining on the board. For example during periods of organizational restructuring or CEO/Chairman transition where constructive challenge from a longer serving non-executive director may be beneficial in the context of overall board composition and experience.

Northern Trust will generally vote against shareholder proposals to impose age and term limits unless the company is found to have poor board refreshment and director succession practices. Northern Trust will scrutinize boards that have a preponderance of non-executive directors with excessive long-tenures to ensure that new perspectives are being added to the board and that the board remains sufficiently independent from management.

I. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case by case basis. Northern Trust generally votes for proposals providing indemnification protection to officers and directors, and for proposals limiting the liability of officers and directors for monetary damages, provided such proposals do not appear to conflict with applicable law and cover only future actions.

II. Proxy Contests

A. Voting for Director Nominees in Contested Elections

3

Votes in a contested election of directors are evaluated on a case by case basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met;
•	Stock ownership positions; and
•	Environmental, Social and Governance (ESG) performance.

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case by case basis. Northern Trust will generally support such proposals in cases where (i) Northern Trust votes in favor the dissidents, and (ii) the proposal is voted on the same proxy as the dissident slate and, as such, is specifically related to the contested proxy at issue.

Northern Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

III. Auditors

A. Ratifying Auditors

Northern Trust generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Northern Trust generally vote against auditor ratification and incumbent members of the Audit Committee if non-audit fees are excessive in relation to audit-related fees without adequate explanation.

Northern Trust generally votes against shareholder proposals that seek to restrict management’s ability to utilize selected auditors, subject to the qualifications set forth above.

IV. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

Northern Trust generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

4

Northern Trust generally votes for proposals that provide that directors may be removed only for cause.

Northern Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

C. Cumulative Voting

Northern Trust generally votes against proposals to eliminate cumulative voting, unless such proposals are intended to effectuate a majority voting policy.

Northern Trust generally votes for proposals to institute cumulative voting, unless the company has previously adopted a majority voting policy, or a majority voting shareholder proposal, consistent with Northern Trust’s majority voting guidelines, is on the ballot at the same time as the cumulative voting proposal, in which case Northern Trust generally votes against such cumulative voting proposals.

D. Majority Voting

In analyzing shareholder proposals calling for directors in uncontested elections to be elected by an affirmative majority of votes cast, Northern Trust focuses on whether or not the company has adopted a written majority voting (or majority withhold) policy that provides for a meaningful alternative to affirmative majority voting.

In cases where companies have not adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes for shareholder majority voting proposals.

In cases where companies have adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes against shareholder majority voting proposals, provided that the policy is set forth in the company’s annual proxy statement and either:

•	Requires nominees who receive majority withhold votes to tender their resignation to the board;

•	Sets forth a clear and reasonable timetable for decision-making regarding the nominee’s status; and

•

Does not contain any specific infirmities that would render it an ineffective alternative to an affirmative majority voting standard or otherwise provides a meaningful alternative to affirmative majority voting.

In determining the adequacy of a company’s majority voting (or majority withhold) policy, Northern Trust may also consider, without limitation, any factors set forth in the policy that are to be taken into account by the board in considering a nominee’s resignation and the range of actions open to the board in responding to the resignation (e.g., acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.).

E. Shareholder Ability to Call Special Meetings

5

Northern Trust generally votes for proposals to restrict or prohibit shareholder ability to call special meetings, but may vote against such proposals and in favor of shareholder proposals to allow shareholders to call special meetings, taking into consideration the minimum ownership requirement called for in the resolution, existing shareholder rights mechanisms (e.g., proxy access, right to act by written consent, dual-class stock provisions and voting rights, quorum requirements on certain provisions, ability to amend bylaw and charter agreements, etc.), and the company’s overall record of responsiveness to shareholder concerns.

F. Shareholder Ability to Act by Written Consent

Northern Trust generally votes against shareholder proposals allowing shareholders to take action by written consent. Northern Trust will review on a case by case basis management proposals allowing shareholders to take action by written consent.

G. Shareholder Ability to Alter the Size of the Board

Northern Trust generally votes against proposals limiting management’s ability to alter the size of the board.

H. Failure to Sunset Problematic Governance Structures

Northern Trust believes that certain governance structures are better aligned with shareholders long-term interests. As such, we evaluate whether companies maintain features such as a classified board, supermajority vote requirements to amend governing documents, and other provisions which limit shareholder rights. Northern Trust expects the company to develop and implement a sunset provision where there is no discernable benefit to maintaining such structures. If no sunset provision is disclosed, Northern Trust may vote against the relevant committee member.

V. Tender Offer Defenses

A. Poison Pills

Northern Trust generally votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Northern Trust will review on a case by case basis management proposals to ratify a poison pill.

B. Fair Price Provisions

Northern Trust will review votes on a case by case on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Northern Trust generally votes for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Greenmail

6

Northern Trust generally votes for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Northern Trust votes anti-greenmail proposals on a case by case basis when they are bundled with other charter or bylaw amendments.

D. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Northern Trust generally votes against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Northern Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

E. Supermajority Shareholder Vote Requirement to Approve Mergers

Northern Trust generally votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations, while taking into account ownership structure, quorum requirements, and vote requirements.

Northern Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations, while taking into account ownership structure, quorum requirements, and vote requirements.

VI. Miscellaneous Governance Provisions

A. Confidential Voting

Northern Trust generally votes for proposals requiring confidential voting and independent vote tabulators.

B. Bundled Proposals

Northern Trust votes on a case by case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

C. Shareholder Advisory Committees

Northern Trust votes on a case by case basis, proposals to establish a shareholder advisory committee.

D. Board of Directors Failure to Respond to Certain Majority Approved Shareholder Proposals

Northern Trust votes on a case by case basis on whether to withhold votes from certain directors in the event the board of directors has failed to adequately respond to a majority approved

7

shareholder proposal. Northern Trust will generally not withhold votes from directors in cases where Northern Trust previously voted against the majority approved shareholder proposal. In cases where Northern Trust previously voted in favor of the majority approved shareholder proposal, it will first determine whether it is appropriate under the circumstances to withhold votes from any directors, and if it determines that such action is appropriate it will then determine the director or directors from which votes should be withheld. Factors that will be taken into consideration include the documented response of the board, if any, concerning its action or inaction relating to the relevant shareholder proposal, whether particular board members served on a committee that was responsible for determining a response to the shareholder proposal, the importance of retaining particular directors or groups of directors to protect shareholder value, and such other factors as Northern Trust may deem appropriate.

E. Board of Directors Failure to Adequately Respond to Rejected Board Compensation Proposals

Northern Trust votes on a case by case basis on whether to withhold votes from certain directors in the event the board of directors has not adequately responded to situations in which board proposals for approval of executive compensation have failed to receive majority shareholder approval.

F. Compensation Committee Failure to Adequately Address Pay for Performance

Northern Trust votes on a case by case basis on whether to withhold votes from the certain directors of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers.

G. Leadership and Governance Failures

Northern Trust votes on a case by case basis on whether to withhold from certain directors due to material failures of governance, stewardship, risk oversight or fiduciary responsibilities at the company.

H. Succession Policies

Northern Trust generally votes for proposals seeking disclosure on a CEO succession planning policy, considering the scope of the request and the company’s existing disclosure on its current CEO succession planning process.

I. Proxy Access

Northern Trust votes on a case by case basis on proxy access proposals. Northern Trust will consider a number of factors, including the company’s performance, the performance of the company’s board, the ownership thresholds and holding duration contained in the resolution and the proportion of directors that shareholders may nominate each year.

J. Other Business

8

Northern Trust opposes other business proposals where shareholders do not have the opportunity to review and understand the details of the proposal.

VII. Capital Structure

A. Common Stock Authorization

Northern Trust votes on a case by case basis, proposals to increase the number of shares of common stock authorized for issue.

B. Stock Distributions: Splits and Dividends

Northern Trust generally allows for management discretion on matters related to stock distributions, such as stock splits and stock dividends.

C. Unequal Voting Rights

Northern Trust believes that voting rights should align with the shareholders’ economic interests in the company. As such, Northern Trust will generally vote against multi class exchange offers and multi class recapitalizations. If a company has a pre-existing multi class voting structure with superior voting rights, Northern Trust expects the company to develop and implement a sunset provision. If no sunset provision is disclosed, Northern Trust may vote against the relevant committee member.

D. Reverse Stock Splits

Northern Trust generally votes for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

E. Blank Check Preferred Authorization

Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, Northern Trust generally votes against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights, stock unless the voting, conversion, dividend and distribution, and other rights are specified and the voting rights are limited to one vote per share.

F. Shareholder Proposals Regarding Blank Check Preferred Stock

Northern Trust generally votes for shareholder proposals requiring blank check preferred stock placements to be submitted for shareholder ratification unless the shares are to be issued for the purpose of raising capital or making acquisitions.

9

G. Adjust Par Value of Common Stock

Northern Trust generally votes for management proposals to reduce the par value of common stock, while taking into account accompanying corporate governance concerns.

H. Preemptive Rights

Northern Trust reviews on a case by case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base. We generally oppose preemptive rights for publicly-held companies with a broad stockholder base.

I. Debt Restructurings

Northern Trust reviews on a case by case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

•	Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
•	Change in Control — Will the transaction result in a change in control of the company?
•	Bankruptcy — Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

J. Share Repurchase Programs

Northern Trust generally votes for management proposals to institute share repurchase plans if the proposal is aligned with long-term shareholder interests. We generally support repurchase programs that allow all shareholders to participate on equal terms, provide a clear board rationale, ensure transparency, and are in line with market normative practices.

VIII. Executive and Director Compensation

A. Equity-Based and Other Incentive Plans

Northern Trust believes that equity-based awards should align the economic interests of management, directors and employees with those of shareholders and it determines voting decisions based on relevant material facts and circumstances, including the total estimate of the company’s equity plan relative to its peers. Northern Trust will generally oppose new plans, or amendments to an existing plan, where:

•	The company’s three year average burn rate significantly exceeds that of its peers.
•	The share issuance would be excessively dilutive;
•	The company has repriced underwater stock options during the past three years;

10

•	The plan or amendment allows for repricing of underwater options without shareholder approval;
•	The plan contains an evergreen feature that allows for automatic share replenishment without shareholder approval;
•	The plan allows broad discretion to accelerate vesting; and/or
•	The exercise price is less than 100% of fair market value at the time of grant

B. OBRA-Related Compensation Proposals

Northern Trust generally votes for the approval and amendment of plans for the purposes of complying with the provisions of Section 162(m) of OBRA.

C. Proposals Concerning Executive and Director Pay

Northern Trust will review, on a case by case basis, shareholder advisory votes concerning the compensation of named executive officers. At a global level, Northern Trust generally believes that strong remuneration programs should have the following:

•	Robust alignment between pay awarded to executives and long-term company performance
•	Clear link between performance metrics and the company’s stated strategy
•	Strong emphasis on at-risk pay awarded over the long term
•	Clear, comprehensible disclosure of all pay mechanisms and practices
•	High level of responsiveness to shareholder concerns

Special attention may be given to exceptional remuneration arrangements that deviate from a company’s normal practices. Northern Trust encourages boards to implement clear clawback and malus provisions to recover or withhold pay in cases of misconduct, material misstatement, risk management failures, or reputational harm.

Northern Trust may utilize company disclosures, outside research, and a proprietary internal framework to arrive at a final decision. Consideration is given to global principles as well as other factors such as profitability, company size, overall pay of the top executive, prevailing market practices, and peer pay and performance trends.

Northern Trust generally supports an annual frequency of advisory votes on executive compensation unless the company provides a compelling rationale or unique circumstances.

Northern Trust generally votes on a case by case basis all other shareholder proposals that seek additional disclosure of executive and director pay information, or on proposals that seek to limit executive and director pay.

D. Golden Parachutes

11

Northern Trust votes on a case by case basis on shareholder advisory votes concerning the severance packages of named executive officers, taking into account the features of the package and the accompanying restructuring proposal. Northern Trust may vote against in situations where:

•	The resulting payout is deemed excessive or unreasonable
•	Payments are triggered solely by the occurrence of a change in control (i.e., a “single trigger”)
•	Excise tax gross ups are likely to be paid

Northern Trust generally votes for shareholder proposals to have golden parachutes submitted for shareholder approval if a company’s existing severance agreement contains any of the aforementioned problematic features.

E. Employee Stock Ownership Plans (ESOPs) and Other Broad-Based Employee Stock Plans

Northern Trust generally votes for proposals to approve an ESOP or other broad-based employee stock purchase or ownership plan, or to increase authorized shares for such existing plans, except in cases when the number of shares allocated to such plans is “excessive” (i.e., generally greater than ten percent (10%) of outstanding shares).

F. 401(k) Employee Benefit Plans

Northern Trust generally votes for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

A. Voting on State Takeover Statutes

Northern Trust votes on a case by case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case by case basis.

X. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case by case basis, taking into account at least the following:

•	Anticipated financial and operating benefits;

12

•	Offer price (cost vs. premium);
•	Prospects of the combined companies;
•	How the deal was negotiated; and
•	ESG governance and their impact.

Northern Trust generally votes on a case by case basis in cases where, in connection with a merger or acquisition seeking shareholder approval, a separate shareholder vote is required to approve any agreements or understandings regarding compensation disclosed pursuant to Item 402(t) of Regulation S-K (golden parachute arrangements).

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case by case basis.

C. Spin-offs

Votes on spin-offs are considered on a case by case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

Votes on asset sales are made on a case by case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made on a case by case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

Northern Trust generally votes for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

Northern Trust generally votes for changing the corporate name.

H. Adjourn Meeting

Northern Trust generally supports adjournment proposals that accompany mergers proposals also being supported. Otherwise, Northern Trust will vote against such proposals.

XI. Mutual Funds

A. Election of Trustees

13

Votes on trustee nominees are evaluated on a case by case basis.

B. Investment Advisory Agreement

Votes on investment advisory agreements are evaluated on a case by case basis.

C. Fundamental Investment Restrictions

Votes on amendments to a fund’s fundamental investment restrictions are evaluated on a case by case basis.

D. Distribution Agreements

Votes on distribution agreements are evaluated on a case by case basis.

XII. Environmental and Social Issues

A. Environment

Northern Trust upholds environmental stewardship and recognizes that we all are stakeholders in the future of our global environment. Environmental factors increasingly represent significant operational risks and costs to business. At Northern Trust, our primary objective as an asset manager is to create long-term value for our clients. As a major global investor, Northern Trust has interest in how shareholder value is affected by a company’s management and impact on the natural and social environment and recognizes that a well-developed environmental and social management system can enhance shareholder value in the long-term. We generally encourage reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.

Northern Trust reviews, on a case by case basis, proposals requesting increased disclosure regarding the environmental impact of a company’s operations and products and initiatives to curtail these risks, considering whether sufficient information has been disclosed to shareholders or is otherwise publicly available.

Northern Trust reviews, on a case by case basis, proposals requesting the issuance of corporate sustainability reports, as well as disclosure, where relevant, concerning the emission of greenhouse gasses and the use of fracturing in connection with the extraction of natural gasses.

Northern Trust reviews, on a case by case basis, proposals seeking information on the financial, physical, or regulatory risks a company faces related to climate change – on its operations and investments, or on how the company identifies, measures, and manages such risks.

Northern Trust review, on a case by case basis, proposals requesting the adoption of GHG reduction goals from products and operations.

14

Northern Trust generally votes for proposals requesting the issuance of reports by a company detailing its energy efficiency plans.

B. Equal Employment Opportunity

Northern Trust generally votes for proposals advocating for an inclusive working environment and the elimination of workplace discrimination.

Northern Trust generally votes for proposals requesting that a company take reasonable steps to ensure the pool of candidates from which board nominees are chosen or sought as part of routine board searches the company undertakes, contain a broad range of experience and background.

Northern Trust reviews, on a case by case basis, on proposals requesting the issuance of impact reports.

C. Consumer and Product Safety

Northern Trust reviews, on a case by case basis, proposals that request a report or assessment of the safety of a company’s operations and a company’s products and services and efforts to promote their safe use.

Northern Trust reviews, on a case by case basis, proposals requesting increased disclosure of a company’s policies and procedures for managing and mitigating risks related to artificial intelligence, cyber security, and data privacy.

D. Supply Chain Management

Northern Trust reviews, on a case by case basis, proposals requesting increased disclosure on a company’s supply chain policies and processes and its management of related risks.

E. Animal Welfare

Northern Trust reviews, on a case by case basis, proposals requesting increased disclosure or reporting regarding animal treatment issues that may impact a company’s operations and products, especially in relation to food production, unless sufficient information on that topic has already been disclosed to shareholders or is otherwise publicly available.

F. Political and Charitable Contributions

Northern Trust will reviews, on a case by case basis, proposals to publish a company’s political or lobbying contributions, taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

Northern Trust generally votes against shareholder proposals to eliminate, direct, or otherwise restrict charitable contributions.

G. Other Miscellaneous

15

In other social and environmental issues, Northern Trust generally supports the position of a company’s board of directors when voting on shareholder initiated social and environmental proposals. Although Northern Trust acknowledges that the economic and social considerations underlying such proposals are often closely intertwined, we believe that in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.

16